As filed with the Securities and Exchange Commission on February 3, 2025
Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
☒ REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.     ☐
Post-Effective Amendment No.    ☐

Nuveen Churchill Private Capital Income Fund
(Exact name of registrant as specified in its charter)

375 Park Avenue, 9th Floor
New York, NY 10152
(212) 478-9200
(Address and telephone number, including area code, of principal executive offices)

John McCally, Esq. General Counsel Churchill Asset Management LLC 8500 Andrew Carnegie Blvd Charlotte, NC 28262
(Name and address of agent for service)

COPIES TO:
Steven B. Boehm, Esq.
Payam Siadatpour, Esq.
Owen J. Pinkerton, Esq.
Sara Sabour Nasseri, Esq.
Eversheds Sutherland (US) LLP
700 6th Street, N.W.
Washington, DC 20001

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
☐    Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒    Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☐    Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐    Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐    Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.
It is proposed that this filing will become effective (check appropriate box):
☐    when declared effective pursuant to Section 8(c) of the Securities Act.
☒     immediately upon filing pursuant to paragraph (b).
☐     On (date) pursuant to paragraph (b).
☐     60 days after filing pursuant to paragraph (a).
☐     On (date) pursuant to paragraph (a).
If appropriate, check the following box:
☐    This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐    This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
☐    This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
☐    This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
Check each box that appropriately characterizes the Registrant:
☐    Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒    Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐    Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐    A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐    Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☒    Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐    If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☐    New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

Explanatory Note

This Registration Statement on Form N-2 filed by Nuveen Churchill Private Capital Income Fund registers $500,000,000 in additional common shares of beneficial interest.

Prospectus
Nuveen Churchill Private Capital Income Fund
Class S, Class D and Class I Shares
Maximum Offering of $500,000,000
Nuveen Churchill Private Capital Income Fund is a Delaware statutory trust that seeks to provide investors with attractive risk-adjusted returns primarily through current income and, secondarily, long-term capital appreciation, by investing in a diversified portfolio of private debt and equity investments in U.S. middle market companies owned by leading private equity firms.
We primarily invest in first-lien senior secured debt and first-out positions in unitranche loans (collectively “Senior Loan Investments”), as well as junior debt investments, such as second-lien loans, unsecured debt, subordinated debt and last-out positions in unitranche loans (including fixed- and floating-rate instruments and instruments with payment-in-kind income) (“Junior Capital Investments”). Senior Loan Investments and Junior Capital Investments may be originated alongside smaller related common equity positions to the same portfolio companies. Our portfolio also includes larger, stand-alone direct equity co-investments in private-equity backed companies that may or may not be originated alongside or separately from Senior Loan Investments and/or Junior Capital Investments to the applicable portfolio company (“Equity Co-Investments”). We target an investment portfolio consisting, directly or indirectly, of 75% to 90% in Senior Loan Investments, 5% to 25% in Junior Capital Investments and up to 10% in Equity Co-Investments. To support our share repurchase program (as discussed below), liquid investments are generally expected to comprise 5% - 10% of our assets, subject to the pace and amount of investment activity in our middle market investment program, and will be comprised of a portfolio of cash and cash equivalents, liquid fixed-income securities (including broadly syndicated loans) and other liquid credit instruments (“Liquid Investments”). While we will seek to achieve the targets described above, the composition of our investment portfolio may vary from time to time due to various factors, such as market conditions and the availability of attractive investment opportunities. The investments acquired by us are collectively referred to as “Portfolio Investments.” Throughout the prospectus, we refer to Nuveen Churchill Private Capital Income Fund as the “Fund,” “we,” “us” or “our.”
We are a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are externally managed by our adviser, Churchill PCIF Advisor LLC (the “Adviser”), and our investment sub-adviser, Churchill Asset Management LLC (“Churchill”). Each of the Adviser and Churchill is an indirect subsidiary of Nuveen, LLC (“Nuveen”), the investment management division of TIAA (as defined below) and one of the largest asset managers globally. Churchill has engaged its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), acting through its leveraged finance division, to manage certain of our Liquid Investments pursuant to a sub-advisory agreement between the Adviser and Nuveen Asset Management. We have elected, and intend to qualify annually, to be treated for U.S. federal income tax purposes as a regulated investment company under the Internal Revenue Code of 1986, as amended.
The Fund was established by Teachers Insurance and Annuity Association of America (the ultimate parent of Churchill and Nuveen) (“TIAA”) and operated as a wholly owned subsidiary of TIAA until June 1, 2023, the date on which we broke escrow for this offering (the “Escrow Break Date”). On March 31, 2022, TIAA contributed certain Portfolio Investments to the Fund and a wholly owned subsidiary of the Fund prior to our election to be regulated as a BDC under the 1940 Act. In connection therewith, the Fund issued to TIAA 10,540,000 of its Class I shares at $25.00 per share. See “Note 1. Organization” and “Consolidated Schedule of Investments” in the consolidated financial statements included herein for more information about the portfolio investments. Class I shares owned by TIAA will be subject to additional restrictions. TIAA may submit its shares for repurchase beginning on March 31, 2027. The total amount of repurchases of TIAA shares eligible for redemption will be limited to no more than 1.67% of our aggregate NAV per calendar quarter; provided that, if in any quarter the total amount of aggregate repurchase requests of all classes of our common shares of beneficial interest (“Common Shares”) does not exceed the overall share repurchase plan limits of 5% of the aggregate NAV per calendar quarter,
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the above redemption limits on the TIAA shares shall not apply to that quarter and TIAA shall be entitled to redeem up to the overall share repurchase plan limits.
We are offering on a continuous basis up to $500,000,000 of our Common Shares. On May 17, 2022, the Securities and Exchange Commission (the “SEC”) granted an exemptive order to permit us to offer multiple classes of Common Shares and to impose varying sales loads, asset-based service and/or distribution fees and early withdrawal fees. We are offering to sell any combination of three classes of Common Shares, Class S shares, Class D shares and Class I shares, with a dollar value up to the maximum offering amount. The share classes have different ongoing shareholder servicing and/or distribution fees. None of the share classes being offered will have early withdrawal fees. The purchase price per share for each class of Common Shares will equal our net asset value (“NAV”) per share, as of the effective date of the monthly share purchase date. This is a “best efforts” offering, which means that Nuveen Securities, LLC, the intermediary manager for this offering, will use its best efforts to sell our Common Shares, but is not obligated to purchase or sell any specific amount of Common Shares in this offering.
Beginning with the fiscal quarter ended September 30, 2023, the Fund commenced a share repurchase program in which we intend to repurchase, in each quarter, at the discretion of the Fund's board of trustees, up to 5% of our Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter.
This investment involves a high degree of risk. You should purchase the Common Shares only if you can afford a complete loss of your investment. See “Risk Factors” beginning on page 26 of this prospectus. Also consider the following:
•We have limited operating history and there is no assurance that we will achieve our investment objective.
•You should not expect to be able to sell your Common Shares regardless of how we perform.
•You should consider that you may not have access to the money you invest for an extended period of time.
•We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop.
•Because you may be unable to sell your Common Shares, you will be unable to reduce your exposure in any market downturn.
•We have implemented a share repurchase program, but only a limited number of Common Shares are eligible for repurchase and repurchases are subject to available liquidity and other significant restrictions and limitations. See “Share Repurchase Program” and “Risk Factors.”
•An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”
•We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such other sources.
•Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, which may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.
•We use and expect to continue to use leverage, which will magnify the potential for loss on amounts invested in us. See “Risk Factors - Risks Related to Debt Financing”

•We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.
•An investor will pay a sales load of up to 3.50% and offering expenses of up to 0.75% on the amounts it invests in Class S shares. If you pay the maximum aggregate 4.25% for sales load and offering expenses for Class S shares at the current purchase price of $25.00, you must experience a total return on your net investment of 4.44% in order to recover these expenses. Additionally, Class S shares are subject to a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month, payable monthly.
•An investor will pay a sales load of up to 1.50% and offering expenses of up to 0.75% on the amounts it invests in Class D shares. If you pay the maximum aggregate 2.25% for sales load and offering expenses for Class D shares at the current purchase price of $25.00, you must experience a total return on your net investment of 2.30% in order to recover these expenses. Additionally, Class D shares are subject to a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month, payable monthly.
•An investor will pay offering expenses of up to 0.75% on the amounts it invests in Class I shares. Accordingly, you must experience a total return on your net investment of 0.76% in order to recover the expenses for Class I shares.
Neither the SEC nor any state securities regulator has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Securities regulators have also not passed upon whether this offering can be sold in compliance with existing or future suitability or conduct standards, including the “Regulation Best Interest” standard, to any or all purchasers.
The use of forecasts in this offering is prohibited. Any oral or written predictions about the amount or certainty of any cash benefits or tax consequences that may result from an investment in our Common Shares is prohibited. No one is authorized to make any statements about this offering different from those that appear in this prospectus.

	Price to the Public(1)	Maximum Upfront Sales Load(2)	Proceeds to Us, Before Expenses(3)
Maximum Offering(3)	$500,000,000		$500,000,000
Class S shares, per share	$24.74	$0.87	$23.87
Class D shares, per share	$24.79	$0.37	$24.42
Class I shares, per share	$24.80	$—	$24.80
__________________
(1)Class S shares, Class D shares, Class I shares are currently being offered on a monthly basis at a price per share equal to the NAV per share for such class. Information in the table reflects the current offering price per share of each class as of December 31, 2024.
(2)“Upfront Sales Load” includes: (1) in the case of the Class S shares, upfront selling commissions of up to 3.50%, and (2) in the case of the Class D shares, an Upfront Sales Load of up to 1.50%. No upfront sales load will be paid with respect to Class I shares. We also will pay the following shareholder servicing and/or distribution fees to the intermediary manager, subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares, and (b) for Class D shares only, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. No shareholder servicing or distribution fees will be paid with respect to the Class I shares. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We also will pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Estimated Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering. Proceeds are calculated before deducting shareholder servicing and/or distribution fees or organization and offering expenses payable by us, which are paid over time.

(3)    The table assumes that all Common Shares are sold in the primary offering, with 1/3 of the gross offering proceeds from the sale of Class S shares, 1/3 from the sale of Class D shares, and 1/3 from the sale of Class I shares. The number of shares of each class sold and the relative proportions in which the classes of shares are sold are uncertain and may differ significantly from this assumption. We are offering to sell any combination of three classes of Common Shares, Class S shares, Class D shares and Class I shares.
This prospectus contains important information you should know before investing in the Common Shares. Please read this prospectus before investing and keep it for future reference. We also will file periodic and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at 375 Park Avenue, 9th Floor, New York, NY 10152, calling us at (212) 478-9200 or visiting our corporate website located at www.nuveen.com/pcap. Information on our website is not incorporated into or part of this prospectus. The SEC also maintains a website at www.sec.gov that contains this information.
The date of this prospectus is February 4, 2025

SUITABILITY STANDARDS
Common shares of beneficial interest (“Common Shares”) offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means such that they do not have a need for liquidity in this investment. We have established financial suitability standards for initial shareholders in this offering, which require that a purchaser of shares have either:
•a gross annual income of at least $70,000 and a net worth of at least $70,000, or
•a net worth of at least $250,000
For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the Common Shares if the donor or grantor is the fiduciary.
In addition, we will not sell our Common Shares to investors in the states named below unless they meet special suitability standards set forth below:
Alabama—In addition to the suitability standards set forth above, an investment in us will only be sold to Alabama residents that have a liquid net worth of at least 10 times their investment in us and our affiliates.
Idaho—Idaho investors must (i) have either an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit their total investment in us to no more than 10% of such investor's liquid net worth.
Iowa—Iowa investors must (i) have either an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit their aggregate investment in this offering and in the securities of other non-traded business development companies to 10% of such investor's liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities).
Kansas—It is recommended by the Office of the Kansas Securities Commissioner that Kansas investors limit their aggregate investment in our securities and other similar investments to not more than 10% of their liquid net worth.
Kentucky—In addition to the suitability standards set forth above, Kentucky residents may not invest more than 10% of their liquid net worth in us and our affiliates.
Maine—The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.
Missouri—In addition to the suitability standards set forth above, Missouri residents may not invest more than 10% of their liquid net worth in us.
Nebraska—Nebraska investors must have (i) either (a) an annual gross income of at least $70,000 and a net worth of at least $70,000, or (b) a net worth of at least $250,000; and (ii) Nebraska investors must limit their aggregate investment in this offering and the securities of other business development companies to 10% of such investor’s net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) are not subject to the foregoing investment concentration limit.
Massachusetts—In addition to the suitability standards set forth above, Massachusetts residents may not invest more than 10% of their liquid net worth in us, non-traded real estate investment trusts and in other illiquid direct participation programs.
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New Jersey—New Jersey investors must have either (a) a minimum liquid net worth of $100,000 and a minimum annual gross income of $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates and other non-publicly-traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of his or her liquid net worth.
New Mexico—In addition to the general suitability standards listed above, a New Mexico investor may not invest, and we may not accept from an investor more than ten percent (10%) of that investor’s liquid net worth in shares of us, our affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.
Ohio—It is unsuitable for Ohio residents to invest more than 10% of their liquid net worth in the issuer, affiliates of the issuer and in any other non-traded BDC. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles, minus total liabilities) comprised of cash, cash equivalents and readily marketable securities.
Oregon—In addition to the suitability standards set forth above, Oregon investors may not invest more than 10% of their liquid net worth in us and our affiliates. Liquid net worth is defined as net worth excluding the value of the investor’s home, home furnishings and automobile.
Tennessee—Purchasers residing in Tennessee must have a liquid net worth of at least ten times their investment in us.
Vermont—Accredited investors in Vermont, as defined in 17 C.F.R. §230.501, may invest freely in this offering. In addition to the suitability standards described above, non-accredited Vermont investors may not purchase an amount in this offering that exceeds 10% of the investor’s liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.
The Adviser, those selling Common Shares on our behalf and participating brokers and registered investment advisers recommending the purchase of Common Shares in this offering are required to make every reasonable effort to determine that the purchase of Common Shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives and must maintain records for at least six years after the information is used to determine that an investment in our Common Shares is suitable and appropriate for each investor. In making this determination, the participating broker, registered investment adviser, authorized representative or other person selling Common Shares will, based on a review of the information provided by the investor, consider whether the investor:
•meets the minimum income and net worth standards established in the investor’s state;
•can reasonably benefit from an investment in our Common Shares based on the investor’s overall investment objectives and portfolio structure;
•is able to bear the economic risk of the investment based on the investor’s overall financial situation, including the risk that the investor may lose its entire investment; and
•has an apparent understanding of the following:
◦the fundamental risks of the investment;
◦the lack of liquidity of our Common Shares;
◦the background and qualification of the Adviser; and

◦the tax consequences of the investment.
In addition to investors who meet the minimum income and net worth requirements set forth above, our Common Shares may be sold to financial institutions that qualify as “institutional investors” under the state securities laws of the state in which they reside. “Institutional investor” is generally defined to include banks, insurance companies, investment companies as defined in the 1940 Act, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase Common Shares will be required to confirm that it is an “institutional investor” under applicable state securities laws.
In addition to the suitability standards established herein, (i) a participating broker may impose additional suitability requirements and investment concentration limits to which an investor could be subject and (ii) various states may impose additional suitability standards, investment amount limits and alternative investment limitations.
Broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker-dealers and establishes a “best interest” obligation for broker-dealers and their associated persons when making recommendations of any securities transaction or investment strategy involving securities to a retail customer. The obligations of Regulation Best Interest are in addition to, and may be more restrictive than, the suitability requirements listed above. When making such a recommendation to a retail customer, a broker-dealer must, among other things, act in the best interest of the retail customer at the time a recommendation is made, without placing its interests ahead of its retail customer’s interests. A broker-dealer may satisfy the best interest standard imposed by Regulation Best Interest by meeting disclosure, care, conflict of interest and compliance obligations. Regulation Best Interest also requires registered investment advisers and registered broker-dealers to provide a brief relationship summary to retail investors. This relationship summary, referred to as Form CRS, is not a prospectus. Investors should refer to the prospectus for detailed information about this offering before deciding to purchase Common Shares. Currently, there is no administrative or case law interpreting Regulation Best Interest and the full scope of its applicability on brokers participating in our offering cannot be determined at this time.

ABOUT THIS PROSPECTUS
This prospectus relates to a registration statement that we have filed with the SEC to register a continuous offering of our Class S, Class D, and Class I Shares. We commenced our continuous offering of shares through our initial registration statement (File No. 333-262771) that was declared effective by the SEC on July 21, 2022. Rule 415 promulgated under the Securities Act of 1933, as amended, requires that a registration statement not be used for more than three years from its effective date, subject to a 180-day grace period. The registration statement of which this prospectus is a part has been filed with the SEC in order to continue our continuous offering of shares for an additional three-year period or until all of the shares registered herein are sold. The registration statement of which this prospectus is a part carries forward the unsold shares from our previous registration statement.
Please carefully read the information in this prospectus and any accompanying prospectus supplements, which we refer to collectively as the “prospectus.” You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with different information. This prospectus may only be used where it is legal to sell these securities. You should not assume that the information contained in this prospectus is accurate as of any date later than the date hereof or such other dates as are stated herein or as of the respective dates of any documents or other information incorporated herein by reference.
We will disclose the NAV per share of each class of our Common Shares for each month when available on our website at www.nuveen.com/pcap. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.
The words “we,” “us,” “our,” and the “Fund” refer to Nuveen Churchill Private Capital Income Fund, together with any consolidated subsidiaries.
Unless otherwise noted, numerical information relating to Churchill Asset Management LLC, and Nuveen, LLC, Teachers Insurance and Annuity Association of America (“TIAA”), the ultimate parent of Churchill Asset Management LLC and Nuveen, LLC, is approximate as of September 30, 2024.
When used in this prospectus, the term “committed capital” refers to the capital committed to client accounts in the form of equity capital commitments from investors, as well as committed, actual or expected financing from leverage providers (including asset-backed leverage facilities, notes sold in the capital markets or any capital otherwise committed and available to fund investments that comprise assets under management). For purposes of this calculation, both drawn and undrawn equity and financing commitments are included. In determining committed capital in respect of funds and accounts that utilize internal asset-based leverage (e.g., levered funds and CLO warehouses), committed capital calculations utilize a leverage factor that assumes full utilization of such asset-based leverage in accordance with the account’s target leverage ratio as disclosed to investors. In determining committed capital in respect of Churchill’s management of an institutional separate account for its parent company, TIAA), (i) committed capital in respect of private equity fund interests includes commitments made by TIAA to such strategy over the most recent 10 years, and the net asset value of all such investments aged more than 10 years, and (ii) committed capital in respect of equity co-investments, junior capital investments, structured capital investments, and senior loans includes the commitment made by TIAA for the most recent year, and the outstanding principal balance of investments made in all preceding years. In determining committed capital in respect of Churchill’s management of institutional separate accounts for third party institutional clients, committed capital includes the aggregate commitments made by such third party clients, so long as such commitments remain subject to recycling. Thereafter, outstanding principal balance is used in respect of any applicable commitment (or portion thereof) that has expired. Due to the foregoing, committed capital figures may be adjusted over the course of a financial period, based on accounts transitioning the calculation methodology from capital commitment to invested capital.
Citations included herein to industry sources are used only to demonstrate third-party support for certain statements made herein to which such citations relate. Information included in such industry sources that do not relate to supporting the related statements made herein are not part of this prospectus and should not be relied upon.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This prospectus contains forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. You can generally identify forward-looking statements by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or the negative of these words or other variations on these words or comparable terminology. All statements other than statements of historical facts, including statements regarding our plans and objectives for future operations, including plans and objectives relating to future growth and availability of funds, are forward-looking statements. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Fund, our prospective portfolio investments, our industry, our beliefs and opinions, and our assumptions. These statements are based on information available to us as of the applicable date of this prospectus and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These forward-looking statements involve risks and uncertainties and are based on assumptions that may be incorrect, and we cannot assure you that the projections included in these forward-looking statements will come to pass. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements. The forward-looking statements contained in this prospectus and any applicable prospectus supplement may include statements as to:
•our future operating results;
•our business prospects and the prospects of our portfolio companies;
•the dependence of our future success on the general economy and its impact on the industries in which we invest;
•the impact of a protracted decline in the liquidity of credit markets on our business;
•the impact of increased competition;
•an economic downturn and its impact on the ability of our portfolio companies to operate and the investment opportunities available to us;
•the impact of interest rate volatility on our business and our portfolio companies;
•the impact of supply chain constraints and labor difficulties on our portfolio companies and the global economy;
•the level of inflation, and its impact on our portfolio companies and on the industries in which we invest;
•the impact of geopolitical conditions, including the conflict between Ukraine and Russia and in the Middle East, and their impact on financial market volatility, global economic markets, and various sectors, industries and markets for commodities globally, such as oil and natural gas;
•our contractual arrangements and relationships with third parties;
•the valuation of our investments in portfolio companies, particularly those having no liquid trading market;
•actual and potential conflicts of interest with the Adviser, the Sub-Advisers and/or their respective affiliates;
•the ability of our portfolio companies to achieve their objectives;
•the use of borrowed money to finance a portion of our investments;

•the adequacy of our financing sources and working capital;
•the timing of cash flows, if any, from the operations of our portfolio companies;
•the ability of the Adviser and Churchill to locate suitable investments for us and to monitor and administer our investments and Nuveen Asset Management to manage certain of our Liquid Investments;
•the ability of the Adviser and the Sub-Advisers to attract and retain highly talented professionals;
•our ability to qualify and maintain our qualifications as a regulated investment company (a “RIC”) and operate as a business development company (“BDC”);
•the impact of future legislation and regulation on our business and our portfolio companies;
•our ability to successfully invest capital raised in this offering; and
•other risks, uncertainties and other factors in the “Risk Factors” section of this prospectus and other reports that we file with the Securities and Exchange Commission.
You should carefully review the “Risk Factors” section of this prospectus for a discussion of the risks and uncertainties that we believe are material to our business, operating results, prospects and financial condition. Except as otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act or Section 21E of the Exchange Act.
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PROSPECTUS SUMMARY
This prospectus summary highlights certain information contained elsewhere in this prospectus. This is only a summary and it may not contain all of the information that is important to you. Before deciding to invest in this offering, you should carefully read this entire prospectus, including the “Risk Factors” section.
Q:  What is Nuveen Churchill Private Capital Income Fund?

A:  We are a Delaware statutory trust formed on February 8, 2022. We are a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are externally managed by our adviser, Churchill PCIF Advisor LLC (the “Adviser”), and its investment sub-adviser, Churchill Asset Management LLC (“Churchill”). The Adviser and Churchill have also engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” and together with Churchill, the “Sub-Advisers”), acting through its leveraged finance division, to manage certain of our Liquid Investments (as described below).
Q:   Who are Churchill PCIF Advisor LLC, Churchill Asset Management LLC, Nuveen, LLC and Nuveen Asset Management, LLC?

A:   The Adviser, a wholly owned subsidiary of Churchill, is responsible for the overall management of our activities, and has delegated substantially all of its daily portfolio management obligations to Churchill pursuant to a sub-advisory agreement between the Adviser and Churchill (the “CAM Sub-Advisory Agreement”). The Adviser and Churchill have engaged their affiliate, Nuveen Asset Management, to manage certain of our Liquid Investments pursuant to a sub-advisory agreement by and among the Adviser, Churchill, and Nuveen Asset Management (the “NAM Sub-Advisory Agreement”). Churchill believes it is one of the most established players in middle market institutional lending. Churchill believes that it has historically maintained a conservative approach to investing with structural protections, modest leverage, and top tier private equity sponsorship.1 Churchill believes that it has built a strong brand in the middle market and deep relationships with sponsor partners based on trust and reliability over various cycles.
Churchill is an indirect subsidiary of Nuveen. Churchill manages a large and diversified middle market portfolio comprised of private equity fund commitments, direct equity co-investments, Junior Capital Investments (as described below) and Senior Loan Investments (as described below). Since 2015, Nuveen’s senior middle market investing has been conducted through Churchill. In January 2020, Nuveen brought its Private Equity & Junior Capital Investment Team (the “PEJC Investment Team”) within Churchill, combining Nuveen’s middle market private-capital capabilities in one team to achieve increased collaboration and scale and a unified brand in connection with our activities in the middle market private equity space. As a result of this combination, Churchill provides investors with a focused strategy for capitalizing on opportunities in the middle market, extensive market knowledge and a differentiated platform.
Nuveen Asset Management conducts its high yield corporate and leveraged loan investment activities through its leveraged finance platform (“Nuveen Leveraged Finance”), offering investors access to high yield, leveraged loan and alternative credit strategies that draw upon Nuveen’s size and scale. Nuveen provides a comprehensive range of outcome-focused investment solutions designed to secure the long-term financial goals of institutional and individual investors. As the investment management business of Teachers Insurance and Annuity Association of America, the ultimate parent of Churchill and Nuveen Asset Management (“TIAA”), Nuveen has approximately $1.3 trillion in assets under management, with its affiliates offering deep expertise across a comprehensive range of traditional and alternative investments through a wide array of vehicles and customized strategies.
1 Defined as general partners in the 2022 vintage with at least one fund that measures top quartile on a MOIC or IRR basis using the State Street U.S. Buyout Index for the relevant ranking.

Q:   What is your investment objective?

A:  Our investment objective is to provide investors with attractive risk-adjusted returns primarily through current income and, secondarily, long-term capital appreciation, by investing in a diversified portfolio of private debt and equity investments in U.S. middle market companies owned by leading private equity firms.1 We define “middle market companies” as those with $10 million to $250 million of earnings before interest, taxes, depreciation and amortization (“EBITDA”).
Q:   What is your investment strategy?

A:  We seek to meet our investment objective by primarily investing in directly originated debt and equity investments in U.S. middle market companies owned by leading private equity firms.1 We primarily invest in first-lien senior secured debt and first-out positions in unitranche loans (collectively “Senior Loan Investments”), as well as junior debt investments, such as second-lien loans, unsecured debt, subordinated debt and last-out positions in unitranche loans (including fixed- and floating-rate instruments and instruments with payment-in-kind (“PIK”) income) (“Junior Capital Investments”). Senior Loan Investments and Junior Capital Investments may be originated alongside smaller related common equity positions to the same portfolio companies. Our portfolio also include larger, stand-alone equity co-investments in private-equity backed companies that may or may not be originated alongside or separately from Senior Loan Investments and/or Junior Capital Investments to the applicable portfolio company (“Equity Co-Investments”).
We seek to partner with strong management teams executing long-term growth strategies. Target portfolio companies in Senior Loan Investments and Junior Capital Investments typically exhibit some or all of the following characteristics:
•annual EBITDA of $10 million - $250 million, with a focus on EBITDA of $10 million - $100 million;
•sustainable leading positions in their respective markets;
•scalable revenues and operating cash flow;
•experienced management teams with successful track records and the ability to successfully operate in a leveraged environment and to adapt to challenging economic or business conditions;
•strong recurring revenue or “re-occurring” revenue, with good visibility of backlog and revenue;
•stable, predictable cash flows with low technology and market risks;
•diversified product offering and customer base;
•low capital expenditure requirements;
•a North American base of operations with a significant U.S. presence;
•strong customer relationships;
•products, services or distribution channels having distinctive competitive advantages; and
•defensible niche strategy or other barriers to entry.
While Churchill believes that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria necessarily will be met by each prospective portfolio company. We expect to target an investment portfolio consisting, directly or indirectly, of 75% to 90% in Senior Loan Investments, 5% to 25% in Junior Capital Investments and up to 10% in Equity Co-Investments. To support our share repurchase program (as described below), liquid investments are generally expected to comprise 5% - 10% of our assets, subject to the pace and amount of investment activity in our middle market investment program, and will be comprised of a portfolio of cash and cash equivalents, liquid fixed-income securities (including broadly syndicated loans) and other liquid credit instruments (“Liquid Investments”). We typically refer to an investment as liquid if the investment is, or we expect it to be, actively traded (with a typical settlement period of one month with respect to broadly syndicated loans). While we will seek to achieve the targets described above, the composition of the Fund’s investment portfolio may vary from time to time due to various factors, such as market conditions and the availability of attractive investment opportunities.
For further description of our Portfolio Investments, see “Investment Objective and Strategies—Senior Loan Investments,” “Investment Objective and Strategies—Junior Capital Investments” and “Investment Objective and Strategies—Equity Co-Investments.”
Q:   What is an originated loan?

A:   An originated loan is a loan where we lend directly to the borrower and hold the loan generally on our own or only with other affiliates. This is distinct from a syndicated loan, which is generally originated by a bank and then syndicated, or sold, in several pieces to other investors. Originated loans are generally held until maturity or until they are refinanced by the borrower. Syndicated loans often have liquid markets and can be traded by investors, and may be acquired as part of our Liquid Investment allocation.
Q:   What potential competitive strengths does Churchill offer?

A:  We believe that our competitive strengths stem from long-standing market presence, significant lending capacity, scale to support attractive investments, strong relationships with private equity firms, differentiated sourcing capabilities and ability to compete on factors other than pricing. Further, we believe that Churchill has built a reputation of professionalism and collaboration that positions us to be a preferred capital provider to support the needs of private equity sponsors. We believe Churchill has scale, platform, and unique capabilities to effectively manage our U.S. private credit investment strategy, offering investors the following: scaled platform with extensive private credit expertise; unique benefits from alignment with Nuveen and TIAA; strong private equity relationships and fund investments drive proprietary origination opportunities; ability to deliver scaled and flexible capital solutions; disciplined and rigorous investment approach with comprehensive portfolio monitoring; and proven leadership team with extensive private capital experience across economic cycles.
See “Investment Objective and Strategies—Potential Competitive Strengths” for more information.
Q:   What is the market opportunity?

A:   We believe that the private U.S. middle market is an attractive target market in terms of its size, investment opportunities and the trends supporting private equity ownership and direct lending investment within the space based on the following factors: large, resilient and attractive addressable market; robust, growing demand for private credit; multiple benefits to investing middle market senior secured loans; decline in traditional bank lending drives more opportunity for non-bank lenders; and evolving dynamics of sponsor financing.
See “Investment Objective and Strategies—Overview of Market Opportunity” for more information.
Q:   How will you identify investments?

A:  Churchill’s investment teams seek to identify new transactions based on the following key criteria, while also applying in-depth fundamental underwriting and credit research to produce reliable investment decisions designed to minimize potential losses: established companies with attractive business prospects; proven management teams with established track records; strong financial performance; and high quality private equity sponsors. Churchill has established an investment committee that will oversee the investment activity of the Fund (the “Investment Committee”). The Investment Committee is comprised of Kenneth

Kencel, Jason Strife, Mathew Linett and Randy Schwimmer, each of whom is a senior representative of the Investment Team (as defined below). Churchill’s Senior Loan Investment Team (the “Senior Loan Investment Team,” and together with the PEJC Investment Team, the “Investment Team”) is led by the members of its Senior Loan Investment Committee, who average 29 years of middle market lending experience. A majority of the Senior Loan Investment Committee have worked together for 18 years, focusing exclusively on originating, underwriting and monitoring middle market senior loans. During this time, the team has developed deep relationships with hundreds of private equity sponsors and has become a preferred partner to them. Dedicated origination professionals source deal flow from these long-established sources, allowing Churchill to review over 1,000 first-lien senior secured debt and unitranche loan investment opportunities per year. The Senior Loan Investment Team’s partnership approach offers a strong value proposition to private equity firms, as one of a handful of middle market lenders with the ability to commit up to $500 million per transaction. This flexibility and the ability to deliver a fully underwritten solution ensures that Churchill sees a wide range of transactions enabling it to be highly selective with respect to investment opportunities.
The PEJC Investment Team is led by the members of its PEJC Investment Committee. This team, acting on behalf of TIAA, has been an active private equity fund investor since 1998, with what Churchill believes is a blue-chip reputation as a limited partner. Since 2011, the PEJC Investment Team has committed approximately $11.7 billion2 of limited partnership commitments to approximately 325 private equity funds, with advisory board representation in the majority of relationships. Churchill believes that the PEJC Investment Team’s advisory board representation sets it apart from smaller investors who do not participate in a meaningful way and places it in an attractive position to generate deal flow.
Churchill’s dedicated loan origination team has cultivated deep, long-standing relationships with over 575 middle market private equity firms across diversified strategies, industry focus and U.S. geographies. Of over $52 billion of committed capital as of January 1, 2025, over $11 billion is comprised of committed capital that supports a carefully constructed portfolio of primary limited partner capital commitments made by TIAA and certain other institutional investor clients of Churchill to approximately 325 private equity funds primarily focused on the U.S. middle market. This long-standing and growing portfolio of limited partner capital commitments positions Churchill as one of the largest and most active private equity fund investment managers focused on the core U.S. middle market.

Q:   Will you use leverage?

A:  Yes. To seek to enhance our returns, we use and expect to continue to employ leverage as market conditions permit and at the discretion of the Adviser, but in no event will leverage employed exceed the limitations set forth in the 1940 Act, which allows us to borrow up to $2 for every $1 of equity (the “150% asset coverage ratio”). On March 31, 2022, in connection with the organization of the Fund, our sole shareholder approved the adoption of the 150% asset coverage ratio pursuant to Section 61(a)(2) of the 1940 Act, and such election became effective the following day. We use and expect to continue to use leverage in the form of borrowings, including loans from certain financial institutions, the issuance of debt securities, repurchase agreement transactions, the issuance of collateralized loan obligations (“CLOs”), and other forms of financial indebtedness. We also may use leverage in the form of the issuance of preferred shares, but do not currently intend to do so. Our borrowings may be made directly by us or through one or more wholly owned special purpose financing vehicles holding assets that are used as collateral for such financings. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by the Fund. See “Risk Factors.”
2 As of December 31, 2024. Includes private equity fund commitments made under the Private Equity fund strategy since 2011. Excludes venture capital and secondaries commitments. TIAA and client capital commitments to Churchill that are not yet committed to specific underlying funds are excluded.

Q:   How will the Fund be allocated investment opportunities?

A:   We will be offered such proportion of investment opportunities available to Churchill that is consistent with the investment objective, policies and restrictions of the Fund and otherwise suitable for inclusion in the portfolio of the Fund as Churchill may determine. It is expected that such allocation between the Fund and any other accounts managed by Churchill (“Other Accounts”) for which such investment is suitable will be allocated in accordance with the allocation procedures of Churchill. Generally, these procedures are expected to result in allocations being made pro rata in respect of the respective investment capacity of the Fund and Churchill’s Other Accounts, provided that where such allocation is not contemplated due to relevant investment objectives or other considerations, including, without limitation, relevant tax guidelines, the nature and time horizon of the investment, suitability and portfolio positions of the Fund and each of the Other Accounts, including concentration, diversification, liquidity, investment restrictions or other limitations, applicable tax and regulatory considerations, or would otherwise result in a potential violation of applicable law or contractual considerations, Churchill will seek to allocate such opportunities in a fair and equitable manner among the Fund and such Other Accounts.
Q:   How is an investment in your Common Shares different from listed BDCs?

A:   An investment in our Common Shares generally differs from an investment in listed BDCs in a number of ways, including:
•Shares of listed BDCs are priced by the trading market, which is influenced generally by numerous factors, not all of which are related to the underlying value of the entity’s assets and liabilities. Our Board of Trustees, rather than the “market,” determined the initial offering price of our Common Shares in its sole discretion after considering the initial public offering prices per share of other blind pool non-traded BDCs. The estimated value of our assets and liabilities is used to determine our net asset value (“NAV”) following June 1, 2023, the date on which we broke escrow for the offering of its Common Shares (the “Escrow Break Date”). As a result, non-traded BDCs are generally less volatile and more closely correlated with the values estimated in good faith by the Board of Trustees, as opposed to other conditions that may impact public markets. See “Risk Factors—Risks Related to Our Business and Structure—Many of our portfolio investments will be recorded at fair value as determined in good faith by the Adviser, as the valuation designee, subject to the oversight of the Board of Trustees, and, as a result, there may be uncertainty as to the value of our portfolio investments” and “—Risks Related to Churchill and its Affiliates; Conflicts of Interest—The Adviser and its affiliates, including our officers and some of our Trustees, face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our shareholders.”
•An investment in our Common Shares has limited or no liquidity outside of our share repurchase plan, and our share repurchase plan may be modified, suspended or terminated at the sole discretion of the Board of Trustees. In contrast, an investment in a listed BDC is a liquid investment, as shares can be sold on an exchange at any time the exchange is open.
•Some listed BDCs are self-managed (i.e., a BDC directly employs staff to manage the BDC), whereas our investment operations are managed by the Adviser.
•Listed BDCs may be reasonable alternatives to the Fund, and may be less costly and less complex with fewer and/or different risks than we have. Such listed BDCs will likely have historical performance that investors can evaluate and transactions involving listed securities often involve nominal or no commissions.
•Unlike the offering of a listed BDC, this offering will be registered in every state in which we intend to offer and sell Common Shares. As a result, we include certain limits in our governing documents that are not typically provided for in the charter of a listed BDC. For example, our Declaration of Trust (as amended and restated from time to time, the “Declaration of Trust”) limits the fees we may pay to the

Adviser. A listed BDC does not typically provide for these restrictions within its charter. A listed BDC is, however, subject to the governance requirements of the exchange on which its shares are traded, including requirements relating to its Board of Trustees, audit committee, oversight of executive compensation (as applicable) and the trustee nomination process by the Independent Trustee (as defined below), code of conduct, shareholder meetings, related party transactions, shareholder approvals and voting rights. Although we expect to follow many of these same governance guidelines, there is no requirement that we do so unless it is required for other reasons. Both listed BDCs and non-traded BDCs are subject to the requirements of the 1940 Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Q:   For whom may an investment in your shares be appropriate?

A:   An investment in our shares may be appropriate for you if you:
•meet the minimum suitability standards described above under “Suitability Standards”;
•seek to allocate a portion of your investment portfolio to a direct investment vehicle with an income-oriented portfolio of primarily U.S. credit investments;
•seek to receive current income through regular distribution payments;
•wish to obtain the potential benefit of long-term capital appreciation; and
•are able to hold your shares as a long-term investment and do not need liquidity from your investment quickly in the near future.
We cannot assure you that an investment in our shares will allow you to realize any of these objectives. An investment in our shares is only intended for investors who do not need the ability to sell their shares quickly in the future since we are not obligated to offer to repurchase any of our Common Shares in any particular quarter in our discretion. See “Share Repurchase Program.”
Q:   Are there any risks involved in buying your shares?

A:   Investing in our Common Shares involves a high degree of risk. If we are unable to effectively manage the impact of these risks, we may not meet our investment objective and, therefore, you should purchase our Common Shares only if you can afford a complete loss of your investment. An investment in our Common Shares involves significant risks and is intended only for investors with a long-term investment horizon and who do not require immediate liquidity or guaranteed income. Some of the more significant risks relating to an investment in our Common Shares include those listed below:
•We have limited operating history and there is no assurance that we will achieve our investment objective.
•You should not expect to be able to sell your Common Shares regardless of how we perform.
•You should consider that you may not have access to the money you invest for an extended period of time.
•We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop.
•Because you may be unable to sell your Common Shares, you will be unable to reduce your exposure in any market downturn.
•We have implemented a share repurchase program, but only a limited number of Common Shares will be eligible for repurchase and repurchases will be subject to available liquidity and other significant restrictions and limitations.

•An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”
•We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such other sources. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profit and (3) will have the effect of reducing the basis of Common Shares such that when a shareholder sells its Common Shares the sale may be subject to taxes even if the Common Shares are sold for less than the original purchase price.
•Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, which may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.
•We use and expect to continue to use leverage, which will magnify the potential for loss on amounts invested in us.
•We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.
Q:   Did the Fund own any assets at the commencement of its operations?

A.Yes. The Fund was established by TIAA and operated as a wholly owned subsidiary of TIAA until the Escrow Break Date. On March 31, 2022, prior to our election to be regulated as a BDC under the 1940 Act, TIAA contributed certain Portfolio Investments to the Fund and NCPIF SPV I LLC, a wholly owned subsidiary of the Fund (“SPV I”), in the amount of $296,231,000 (fair value as of March 31, 2022). In addition, on March 31, 2022, the Fund entered into a promissory note (the “Note”) with TIAA as the lender. The principal amount of the Note equals (i) the fair value of portfolio investments contributed as of March 31, 2022, minus (ii) $263,500,000. The Note was due to mature on March 30, 2023, with an interest rate of 4% per annum on the unpaid principal amount, compounded quarterly. In connection therewith, the Fund issued to TIAA 10,540,000 of its Class I shares at $25.00 per share. On June 3, 2022, the Fund fully repaid the balance on the Note to TIAA which was comprised of $32.7 million and $0.2 million of principal and interest, respectively. See Notes 5, 6 and 8 to our consolidated financial statements included elsewhere in this prospectus for more information.
Q:   What is the role of your Board of Trustees?

A:   We operate under the direction of our Board of Trustees, the members of which are accountable to us and our shareholders as fiduciaries. We have seven Trustees, four of whom have been determined to be independent of us, the Adviser and its affiliates (“Independent Trustees”). Our Independent Trustees are responsible for, among other things, reviewing the performance of the Adviser and approving the compensation paid to the Adviser and its affiliates. The names and biographical information of our Trustees are provided under “Management of the Fund—Trustees and Executive Officers.”
Q:   What share classes are you offering?

A:   On May 17, 2022, the SEC granted an exemptive order to permit us to offer multiple classes of Common Shares and to impose varying sales loads, asset-based service and/or distribution fees and early withdrawal fees. We are offering three classes of Common Shares, Class S shares, Class D shares and Class I shares. The differences among the share classes relate to the upfront sales load and ongoing shareholder servicing and/or distribution fees. None of the share classes being offered will have early withdrawal fees. Purchases of Class S shares will be subject to an upfront sales load of up to 3.50%, excluding shares issued pursuant to the distribution reinvestment plan, and purchases of Class D shares will be subject to an upfront sales load of up to 1.50%, excluding shares issued pursuant to the distribution reinvestment plan. Shareholders holding Class S and Class D shares also will be subject to annual ongoing servicing and/or distribution fees of 0.85% and 0.25%, respectively. Purchases of Class I shares will not be subject to an upfront sales load or ongoing shareholder servicing and/or distribution fees. See “Plan of Distribution” for a discussion of the differences between our Class S, Class D and Class I shares.
Assuming a constant net asset value per share of $25.00, we expect that a one-time investment in 400 shares of each class of our shares (representing an aggregate net asset value of $10,000 for each class) would be subject to the following shareholder servicing and/or distribution fees:

	Upfront Sales Load	Annual Shareholder Servicing and/or Distribution Fees	Total Over Five Years
Class S	$350	$85	$775
Class D	$150	$25	$275
Class I	$—	$—	$—
Class S shares are available through brokerage and transaction-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/ brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser, Churchill, Nuveen, TIAA or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase.
If you are eligible to purchase all three classes of shares, you should be aware that Class I shares have no upfront sales load or shareholder servicing and/or distribution fees, which will reduce the distribution of the other share classes. However, Class I shares will not receive shareholder services, and you should be aware that while no upfront sales load will be paid with respect to Class I shares, the financial intermediaries through which such shares are purchased may directly charge you transactions or other fee, including upfront placement fees or brokerage commissions, in such amounts as such financial intermediaries may determine. If you are eligible to purchase Class S and Class D shares but not Class I shares, you should be aware that Class D shares have a lower upfront sales load and lower annual ongoing servicing fees. Further, Class S and Class D shareholders will receive certain shareholder services performed by brokers, including assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. Further, you should be aware that the distribution and shareholder servicing expenses borne by the participating broker-dealers may be different from - and, in some cases, substantially less than - the amount of shareholder servicing and/or distribution fees charged. Purchasers should contact their selling agents for additional information.

Q:   What is the per share purchase price?

A:   Our Common Shares are sold at the then-current NAV per share, as described below.
Q:   How will your NAV per share be calculated?

A:  NAV for our shares will be determined based on the value of our assets less our liabilities, including accrued fees and expenses, as of any date of determination.
Investments for which market quotations are readily available will typically be valued at those market quotations. To validate market quotations, we will utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Pursuant to Rule 2a-5 under the 1940 Act, our Board of Trustees has designated the Adviser as our Board of Trustees’ valuation designee (the “Valuation Designee”) to determine the fair value of our investments that do not have readily available market quotations. Securities that are not publicly traded or for which market prices are not readily available will be valued at fair value as determined in good faith by the Valuation Designee pursuant to procedures adopted by, and under the oversight of, the Board of Trustees, based on, among other things, the input of the independent third-party valuation firms engaged by, or on behalf of, the Fund, to review our investments. The Valuation Designee will review and determine the fair value of each of our investments and our NAV per share each month. See “Determination of Net Asset Value.”
Q:   Is there any minimum investment required?

A:   The minimum initial investment in our Common Shares is $2,500, and the minimum subsequent investment in our shares is $500 per transaction, except that the minimum subsequent investment amount does not apply to purchases made under our distribution reinvestment plan and that the minimum investment in Class I is $1,000,000. In addition, Nuveen Securities, LLC (the “Intermediary Manager”), an affiliate of Churchill, may elect to accept smaller investments in its discretion.
Q:   What is a “best efforts” offering?

A:   Our Common Shares are offered on a “best efforts” basis. A “best efforts” offering means the Intermediary Manager and the participating brokers are only required to use their best efforts to sell the shares. When shares are offered to the public on a “best efforts” basis, no underwriter, broker or other person has a firm commitment or obligation to purchase any of the shares. Therefore, we cannot guarantee that any minimum number of shares will be sold.
Q:   What is the expected term of this offering?

A:   We have registered an additional $500,000,000 in Common Shares. It is our intent, however, to conduct a continuous offering for an extended period of time, by filing for additional offerings of our shares, subject to regulatory approval and continued compliance with the rules and regulations of the SEC and applicable state laws.
We will endeavor to take all reasonable actions to avoid interruptions in the continuous offering of our Common Shares. There can be no assurance, however, that we will not need to suspend our continuous offering while the SEC and, where required, state securities regulators, review such filings for additional offerings of our Common Shares until such filings are declared effective, if at all.

Q:   When may I make purchases of shares and at what price?

A:   Investors may only purchase our Common Shares pursuant to accepted subscription orders effective as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request including the full subscription amount must be received in good order at least five business days prior to the first day of the month (unless waived by the Intermediary Manager).
Notice of each share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s NAV is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know our NAV applicable on the effective date of the share purchase, our NAV applicable to a purchase of shares will be available generally within 20 business days after the effective date of the share purchase; at that time, the number of shares based on that NAV and each shareholder’s purchase will be determined and shares are credited to the shareholder’s account as of the effective date of the share purchase.
See “How to Subscribe” for more details.
Q:   When will the NAV per share be available?

A:   We will report our NAV per share as of the last day of each month on our website within 20 business days of the last day of each month. Because subscriptions must be submitted at least five business days prior to the first day of each month, you will not know the NAV per share at which you will be subscribing at the time you subscribe.
For example, if you are subscribing in October, your subscription must be submitted at least five business days prior to November 1. The purchase price for your shares will be the NAV per share determined as of October 31. The NAV per share as of October 31 will generally be available within 20 business days from October 31.
Q:   May I withdraw my subscription request once I have made it?

A:   Yes. Subscribers are not committed to purchase shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on our toll-free, automated telephone line, (833) 688-3368.
Q:   When will my subscription be accepted?

A:   Completed subscription requests will not be accepted by us any earlier than two business days before the first day of each month.
Q:   Will I receive distributions and how often?

A:  We have declared distributions each month beginning in September 2022 through the date of this prospectus and expect to continue to pay regular monthly distributions. Any distributions we make will be at the sole discretion of our Board of Trustees, considering factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.
Our Board of Trustees’ discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our treatment as a RIC, we generally are required to make aggregate annual distributions to our shareholders of at least 90% of our investment company taxable income. See “Description of our Common Shares” and “Certain U.S. Federal Income Tax Considerations.”

The per share amount of distributions on Class S, Class D and Class I shares generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S shares will be lower than Class D shares, and Class D shares will be lower than Class I shares because we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to the Class S shares (compared to Class D shares and Class I shares) and we are required to pay higher ongoing shareholder servicing fees with respect to Class D shares (compared to Class I shares, which has no shareholder servicing or distribution fees associated with it).
There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such other sources. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings, return of capital or proceeds from this offering will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your shares. We believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of the offering.
Q:   Will the distributions I receive be taxable as ordinary income?

A:  Generally, distributions that you receive, including cash distributions that are reinvested pursuant to our distribution reinvestment plan, will be taxed as ordinary income to the extent they are paid from our current or accumulated earnings and profits. Dividends received will generally not be eligible to be taxed at the lower U.S. federal income tax rates applicable to individuals for “qualified dividends.”
We may designate a portion of distributions as capital gain dividends, which are subject to U.S. federal income tax at capital gain rates to the extent we recognize net capital gains from sales or other realization of assets. In addition, a portion of your distributions may be considered return of capital for U.S. federal income tax purposes. Amounts considered a return of capital generally will not be subject to U.S. federal income tax, but will instead reduce the adjusted tax basis of your investment. This, in effect, defers a portion of your tax until your shares are repurchased, you sell your shares or we are liquidated. Because each investor’s tax position is different, you should consult with your tax advisor. In particular, non-U.S. investors should consult their tax advisors regarding potential withholding taxes on distributions that they receive. See “Certain U.S. Federal Income Tax Considerations.”
Q:   May I reinvest my cash distributions in additional shares?

A: Yes. We have adopted a distribution reinvestment plan whereby shareholders (other than Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan) will have their cash distributions automatically reinvested in additional Common Shares unless they elect to receive their distributions in cash. Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares. If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of shares that you own will be automatically invested in additional Common Shares. The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent NAV per share for such shares at the time the distribution is payable. Shareholders will not pay the upfront sales load when purchasing shares under our distribution reinvestment plan; however, Class S and Class D shares, including those purchased under our distribution reinvestment plan, will be subject to ongoing shareholder servicing and/or distribution fees. Participants may terminate their participation in the distribution reinvestment plan by providing written notice to the Plan Administrator (defined below) five business days in advance of the first calendar day of the next month in order for a shareholder’s termination to be effective for such month. See “Description of our Common Shares” and “Distribution Reinvestment Plan.”
Q:   Can I request that my shares be repurchased?

A:  Yes, subject to limitations. We have commenced a share repurchase program in which we intend to repurchase, in each quarter, up to 5% of our Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. Our Board of Trustees may amend, suspend or terminate the share repurchase program at any time if it deems such action to be in our best interest and the best interest of our shareholders. As a result, share repurchases may not be available each quarter. We intend to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.
Under our share repurchase program, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to quarterly tender offers (such date of the offer, the “Repurchase Date”) using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.
In the event the amount of shares tendered exceeds the repurchase offer amount, shares will be repurchased on a pro rata basis. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable. The majority of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we intend to generally maintain, under normal circumstances, an allocation to syndicated loans and our Liquid Investment allocation. We may fund repurchase requests from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such other sources. Should making repurchase offers, in the sole discretion of the Board of Trustees, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the Fund as a whole, or should the Board of Trustees otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our shares is in the best interests of the Fund as a whole, then we may choose to offer to repurchase fewer shares than described above, or none at all.
Q:   What is a business development company, or BDC?

A:   BDCs are subject to certain restrictions applicable to investment companies under the 1940 Act. As a BDC, at least 70% of our assets must be the type of “qualifying assets” listed in Section 55(a) of the 1940 Act, as described herein, which are generally privately-offered securities issued by U.S. private or thinly-traded companies. We may also invest up to 30% of our portfolio opportunistically in “non-qualifying” portfolio investments. See “Investment Objective and Strategies—Regulation as a BDC.”

Q:   What is a regulated investment company, or RIC?

A:   We have elected, and intend to qualify annually, to be treated for U.S. federal income tax purposes as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).
In general, a RIC is a company that:
•is a BDC or registered investment company that combines the capital of many investors to acquire securities;
•offers the benefits of a securities portfolio under professional management;
•satisfies various requirements of the Code, including the source-of-income and the asset diversification requirements; and
•is generally not subject to U.S. federal income tax on its income and capital gains that it timely distributes to its shareholders, which substantially eliminates the “double taxation” (i.e., taxation at both the corporate and shareholder levels) that generally results from investments in a corporation.
Q:   What is a non-exchange traded, perpetual-life BDC?

A:   A non-exchange traded BDC is a BDC whose shares are not listed for trading on a stock exchange or other securities market. We use the term “perpetual-life BDC” to describe an investment vehicle of indefinite duration, whose Common Shares are intended to be sold by the BDC monthly on a continuous basis at a price generally equal to the BDC’s monthly NAV per share. In our perpetual-life structure, we may offer investors an opportunity to repurchase their shares on a quarterly basis, but we are not obligated to offer to repurchase any in any particular quarter. We believe that our perpetual nature enables us to execute a patient and opportunistic strategy and be able to invest across different market environments. This may reduce the risk of the Fund being a forced seller of assets in market downturns compared to non-perpetual funds. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our Declaration of Trust or otherwise to effect a liquidity event at any time.
Q:   Will I be notified of how my investment is doing?

A:   Yes. We will provide you with periodic updates on the performance of your investment with us, including:
•three quarterly financial reports and investor statements;
•an annual report;
•in the case of certain U.S. shareholders, an annual Internal Revenue Service (“IRS”) Form 1099-DIV or IRS Form 1099-B, if required, and, in the case of Non-U.S. shareholders, an annual IRS Form 1042-S;
•confirmation statements (after transactions affecting your balance, except reinvestment of distributions in us and certain transactions through minimum account investment or withdrawal programs); and
•a quarterly statement providing material information regarding your participation in the distribution reinvestment plan and an annual statement providing tax information with respect to income earned on shares under the distribution reinvestment plan for the calendar year.
Depending on legal requirements, we may post this information on our website, www.nuveen.com/pcap, when available, or provide this information to you via U.S. mail or other courier, electronic delivery, or some combination of the foregoing. Information about us will also be available on the SEC’s website at www.sec.gov.

In addition, our monthly NAV per share is posted on our website promptly after it has become available.
Q:   What fees do you pay to the Adviser?

A:  Pursuant to the advisory agreement between us and the Adviser (the “Advisory Agreement”), the Adviser is responsible for, among other things, identifying investment opportunities, monitoring our investors and determining the composition of our portfolio. We will pay the Adviser a fee for its services under the Advisory Agreement consisting of two components: a management fee and an incentive fee.
•The management fee is payable monthly in arrears at an annual rate of 0.75% of the value of our net assets as of the beginning of the first calendar day of the applicable month. For the first calendar month in which the Fund had operations, net assets were measured as the beginning net assets as of the Escrow Break Date. The management fee was waived in full until June 1, 2024, the expiry of twelve months following the Escrow Break Date, and 50% of the management fee will be waived for the period beginning June 1, 2024 through May 31, 2025.
•The incentive fee will consist of two components as follows:
◦The first part of the incentive fee is based on income, whereby we will pay the Adviser quarterly in arrears 15% of our Pre-Incentive Fee Net Investment Income Returns (as defined below) for each calendar quarter subject to a 6% annualized hurdle rate, with a catch-up. The incentive fee based on income has been waived since inception and will continue to be waived in full until May 31, 2025.
◦The second part of the incentive fee is based on realized capital gains, whereby we will pay the Adviser at the end of each calendar year in arrears 15% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.
See “Advisory Agreement and Other Agreements.”
Q:     Do the fees payable by the Adviser to Churchill pursuant to the CAM Sub-Advisory Agreement impact the advisory fees payable by a shareholder?

A:  No. The fees payable to Churchill pursuant to the CAM Sub-Advisory Agreement will be payable by the Adviser and will not impact the advisory fees payable by the Fund’s shareholders.
Q:     Do the fees payable by the Adviser to Nuveen Asset Management for managing the Liquid Investment allocation impact the advisory fees payable by a shareholder?

A:  No. The fees payable to Nuveen Asset Management pursuant to the NAM Sub-Advisory Agreement to manage the Liquid Investment allocation will be payable by the Adviser and will not impact the advisory fees payable by the Fund’s shareholders.
Q:   Who will administer the Fund?

A: Churchill BDC Administration LLC (f/k/a Nuveen Churchill Administration LLC) serves as our administrator (the “Administrator”), and provides, or oversees the performance of, administrative and compliance services. We reimburse the Administrator for its costs, expenses and the Fund’s allocable portion of compensation of the Administrator’s personnel and the Administrator’s overhead (including office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the administration agreement (as amended from time to time, the “Administration Agreement”). See “Advisory Agreement and Other Agreements—Administration Agreement.”

Q:   What are the offering and servicing costs?

A:   Purchases of Class S shares will be subject to an upfront sales load of up to 3.50%, excluding shares issued pursuant to the distribution reinvestment plan, and purchases of Class D shares will be subject to an upfront sales load of up to 1.50%, excluding shares issued pursuant to the distribution reinvestment plan. Purchases of Class I shares will not be subject to any upfront sales load or ongoing shareholder servicing and/or distribution fees.
Subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation, we will pay the following shareholder servicing and/or distribution fees to the Intermediary Manager: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and (b) for Class D shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. No shareholder servicing and/or distribution fees will be paid with respect to the Class I shares. The shareholder servicing and/or distribution fees are similar to sales commissions. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. The shareholder servicing and/or distribution fees will be payable to the Intermediary Manager, but the Intermediary Manager anticipates that all or a portion of the shareholder servicing and/or distribution fees will be retained by, or reallowed (paid) to, participating brokers. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.
Nuveen Alternative Holdings LLC, an affiliate of Churchill (“Nuveen Alternative Holdings”), advanced (or caused or more of its affiliates to advance) all of our organization and offering expenses on our behalf (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses and other offering expenses, including costs associated with technology integration between the Fund’s systems and those of our participating brokers, reasonable bona fide due diligence expenses of participating brokers supported by detailed and itemized invoices, costs in connection with preparing sales materials and other marketing expenses, design and website expenses, fees and expenses of our escrow agent and transfer agent, fees to attend retail seminars sponsored by participating brokers and costs, expenses and reimbursements for travel, meals, accommodations, entertainment and other similar expenses related to meetings or events with prospective investors, brokers, registered investment advisors or financial or other advisors, but excluding the shareholder servicing and/or distribution fee) through the Escrow Break Date. As of September 30, 2024, Nuveen Alternative Holdings elected to cover approximately $3.3 million of these expenses pursuant to the expense support and conditional reimbursement agreement that we have entered into (the “Expense Support Agreement”), which amounts we may be obligated to reimburse to Nuveen Alternative Holdings under the terms of the Expense Support Agreement. See “Plan of Distribution” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Financial Condition, Liquidity and Capital Resources—Expense Support Agreement.”
Q:   What are your expected operating expenses?

A:  We expect to incur operating expenses in the form of our management and incentive fees, shareholder servicing and/or distribution fees, interest expense on our borrowings, legal, administrative and professional fees and expenses, and other expenses, including the expenses reimbursable under the Administration Agreement and the Advisory Agreement. See “Fees and Expenses.”

Q:   What are your policies related to any conflicts of interests with Nuveen and its affiliates?

A:   Relationship with the Adviser, Churchill, Nuveen and TIAA. The Adviser, Churchill, Nuveen, TIAA and their respective affiliates (including the Nuveen Leveraged Finance affiliates), and our officers, trustees, employees, agents and affiliates may be subject to certain potential conflicts of interest in connection with our activities and investments. These conflicts will arise primarily from the involvement of Churchill in other activities that may conflict with our activities. The conflicts of interest described in this prospectus, as well as the restrictions imposed on us by the 1940 Act, the Advisers Act, the Order (as described below) and other applicable laws and regulations, could prevent us from making or disposing of certain investments or making or disposing of certain investments on the terms desired.You should be aware that not all such conflicts will necessarily be resolved in our favor.
Churchill engages in a broad spectrum of activities. In the ordinary course of its business activities, Churchill will engage in activities where the interests of certain divisions of Churchill or the interests of its clients will conflict with the interests of our shareholders. Other present and future activities of Churchill will give rise to additional conflicts of interest. In the event that a conflict of interest arises, Churchill will attempt to resolve such conflict in a fair and equitable manner. Subject to applicable law, including the 1940 Act, and the Board of Trustees’ oversight, Churchill will have the power to resolve, or consent to the resolution of, conflicts of interest on our behalf. In addition, Churchill may in certain situations choose to consult with or obtain the consent of the Board of Trustees with respect to any specific conflict of interest, including with respect to the approvals required under the 1940 Act, including Section 57(f), and the Advisers Act. We may enter into joint transactions or cross-trades with clients or affiliates of the Adviser to the extent permitted by the 1940 Act, the Advisers Act and the Order. Subject to the limitations of the 1940 Act, the Fund may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other clients of Churchill or its affiliates. Conflicts of interest may arise when affiliated entities invest in different levels of the capital structure of the same issuer. To the extent such a conflict occurs, Churchill will attempt to resolve the conflict in a fair and equitable manner. However, there can be no assurance that conflicts will be resolved in our favor.
Co-Investment Opportunities. As a BDC regulated under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely will in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside the other clients of Churchill and its affiliates.
We expect to co-invest on a concurrent basis with our affiliates and the Adviser, unless doing so would be impermissible under existing regulatory guidance, applicable regulations, the terms of the Order, and the allocation procedures of Churchill. On June 7, 2019 and October 14, 2022, the SEC granted exemptive orders (collectively, the “Order”) that permits us to participate in negotiated co-investment transactions with certain other funds and accounts sponsored or managed by the Adviser and/or its affiliates, subject to the conditions of the Order. Pursuant to the Order, we are permitted to co-invest with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our Independent Trustees make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching in respect of us or our shareholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our shareholders and is consistent with our then-current investment objective and strategies. Neither we nor the affiliated funds are obligated to invest or co-invest when investment opportunities are referred to us or them.

Allocation of Investment Opportunities. Churchill and its affiliates have procedures and policies in place designed to manage the potential conflicts of interest between their fiduciary obligations to us and their similar fiduciary obligations to other clients or Other Accounts. An investment opportunity that is suitable for multiple clients of Churchill and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act and the Order. There can be no assurance that Churchill’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.
In order to address these issues, Churchill has put in place an investment allocation policy that addresses the restrictions under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities. In the absence of using the Order from the SEC that permits greater flexibility relating to co-investments, Churchill will apply the investment allocation policy to determine which entities will proceed with an investment. When we engage in permitted co-investments, we will do so in a manner consistent with Churchill’s allocation policy. In situations where co-investment with other entities managed by Churchill is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, Churchill will need to decide whether we or such other entity or entities will proceed with the investment. Churchill will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.
Churchill’s allocation policy sets target holds for the Fund and the other accounts managed by Churchill in the ordinary course. The target hold amounts are designed to achieve a high level of diversification in the Fund and the other accounts managed by Churchill, generally in the one percent (1%) – two percent (2%) range (but may be greater or lesser than that from time to time, depending on market conditions). Target holds may be less than the maximum hold position permitted under the investment restrictions applicable to such account (including the Fund), and as a result of the application of the target hold, additional investment capacity may exist, which may go towards co-investment vehicles.
The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund. Prospective investors should read this prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different actual and potential conflicts. Although the various conflicts discussed herein are generally described separately, prospective investors should consider the potential effects of the interplay of multiple conflicts.
Affiliated Intermediary Manager. Our Intermediary Manager, Nuveen Securities, LLC, is an affiliate of the Adviser, and will not make an independent review of us or this offering. This relationship may create conflicts in connection with the Intermediary Manager’s due diligence obligations under the federal securities laws. Although the Intermediary Manager will examine the information in this prospectus for accuracy and completeness, due to its affiliation with the Adviser, no independent review of us will be made in connection with the distribution of our shares in this offering.
See “Potential Conflicts of Interest” and “Risk Factors—Risks Related to Churchill and its Affiliates; Conflicts of Interests” for additional information about conflicts of interest that could impact the Fund and the related risks.
Q:   Are there any ERISA considerations in connection with an investment in our shares?

A:   We intend to conduct our affairs so that our assets should not be deemed to constitute “plan assets” under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and certain U.S. Department of Labor regulations promulgated thereunder, as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”). In this regard, until such time as all classes of the Common Shares are considered “publicly-offered securities” within the meaning of the Plan Asset Regulations, the Fund intends either to (i) limit investment in our Common Shares by “benefit plan investors” to less than 25% of the total value of each class of our Common Shares, within the meaning of the Plan Asset Regulations, and/or (ii) prohibit “benefit plan investors” from acquiring Common Shares that are not a part of a class of Common Shares which are considered “publicly-offered securities.”

In addition, each prospective investor that is, or is acting on behalf of any (i) “employee benefit plan” (within the meaning of Section 3(3) of ERISA) that is subject to Title I of ERISA, (ii) “plan” described in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code (including, for example, an individual retirement account and a “Keogh” plan), (iii) plan, account or other arrangement that is subject to the provisions of any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws”), or (iv) entity whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i), (ii) and (iii) (each of the foregoing described in clauses (i), (ii), (iii) and (iv) referred to as a “Plan”), must independently determine that our Common Shares are an appropriate investment for the Plan, taking into account its obligations under ERISA, the Code and applicable Similar Laws, and the facts and circumstances of each investing Plan.
Prospective investors should carefully review the matters discussed under Risk Factors—“Risks Related to an Investment in our Shares” and “Restrictions on Share Ownership” and should consult with their own advisors as to the consequences of making an investment in the Fund.
Q:   What is the impact of being an “emerging growth company”?

A:   We are an “emerging growth company” as defined by the JOBS Act. As an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting and disclosure requirements that are applicable to public companies that are not emerging growth companies. For so long as we remain an emerging growth company, we will not be required to have an auditor attestation report on our internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”).
In addition, the JOBS Act provides that an emerging growth company may take advantage of an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies. This means that an emerging growth company can delay adopting certain accounting standards until such standards are otherwise applicable to private companies.
We will remain an emerging growth company up to five years measured from the date of the first sale of common equity securities pursuant to an effective registration statement, or until the earliest of: (1) the last date of the first fiscal year in which we had total annual gross revenues of $1.235 billion or more; (2) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; or (3) the date on which we are deemed to be a “large accelerated filer” as defined under Rule 12b-2 under the Exchange Act (which would occur if the market value of our Common Shares held by non-affiliates exceeds $700 million, measured as of the last business day of our most recently completed second fiscal quarter, we have an annual investment income of at least $100 million, we have been publicly reporting for at least 12 months, and we have filed at least one annual report on Form 10-K).
We do not believe that being an emerging growth company will have a significant impact on our business or this offering. We have elected to opt in to the extended transition period for complying with new or revised accounting standards available to emerging growth companies. Also, because we are not a large accelerated filer or an accelerated filer under Section 12b-2 of the Exchange Act, and will not be for so long as our Common Shares are not traded on a securities exchange, we will not be subject to the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act even once we are no longer an emerging growth company.
Q:   When will I get my detailed tax information?

A:   We intend to send to each of our non-corporate U.S. stockholders, within 75 days of each of the preceding calendar year, a Form 1099-DIV detailing the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain.

Q:   Who can help answer any additional questions that I may have?

A:   If you have more questions about this offering or if you would like additional copies of this prospectus, you should contact your financial adviser or our transfer agent: DST Systems, Inc., 1055 Broadway, 7th Floor, Kansas City, Missouri 64105.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that an investor in Common Shares will bear, directly or indirectly. Other expenses are estimated and may vary. Actual expenses may be greater or less than shown.

	Class S Shares	Class D Shares	Class I Shares
Shareholder transaction expenses (fees paid directly from your investment)
Maximum sales load(1)	3.50%	1.50%	—%
Maximum Early Repurchase Deduction(2)	2.00%	2.00%	2.00%

	Class S Shares	Class D Shares	Class I Shares
Annual expenses (as a percentage of net assets attributable to our Common Shares)(3)
Base management fees(4)	0.21%	0.21%	0.21%
Incentive fees(5)	—%	—%	—%
Shareholder servicing and/or distribution fees(6)	0.85%	0.25%	—%
Interest payment on borrowed funds(7)	4.33%	4.33%	4.33%
Other expenses(8)	0.60%	0.60%	0.60%
Total annual expenses	5.99%	5.39%	5.14%
__________________
(1)Upfront sales load includes: (1) in the case of the Class S shares, upfront selling commissions of up to 3.50% and (2) in the case of the Class D shares, an Upfront Sales Load of up to 1.50%. No upfront sales load will be paid with respect to Class I shares. Please consult your selling agent for additional information.
(2)Under our share repurchase program, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV. The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.
(3)Total net assets as of September 30, 2024 employed as the denominator for expense ratio computation is $776.5 million.
(4)The base management fee paid to the Adviser is calculated at an annual rate of 0.75% on the value of our net assets as of the beginning of the first calendar day of the applicable month. The base management fee was waived in full until June 1, 2024, the expiry of twelve months following the Escrow Break Date, and 50% of the management fee will be waived for the period beginning June 1, 2024 through May 31, 2025. The effect of this waiver is reflected in the table above. The estimated management fee reflects the effect of the Fund's acquisition of substantially of all the assets of Nuveen Churchill Private Credit Fund, which was completed on December 11, 2024 (the "NCPCF Acquisition"). Not giving effect to the fee waiver on management fee, the estimated management fee of 0.75% as a percentage of net assets attributable to our Common Shares would be 0.55% based on actual amounts incurred by us during the nine months ended September 30, 2024.
(5)We may have capital gains and investment income that could result in the payment of an incentive fee in the first year of investment operations. The incentive fees, if any, are divided into two parts:
•The first part of the incentive fee is based on income, whereby we will pay the Adviser quarterly in arrears 15% of our Pre-Incentive Fee Net Investment Income Returns (as defined below) for each calendar quarter subject to a 6% annualized hurdle rate, with a catch-up. The incentive fee based on income has been waived since inception and will continue to waived in full until May 31, 2025.
•The second part of the incentive is based on realized capital gains, whereby we will pay the Adviser at the end of each calendar year in arrears 15% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.
Not giving effect to the fee waiver on incentive fee on income and as adjusted to give effect to the estimated incentive fee on income fee payable as a result of the consummation of the NCPCF Acquisition on December 11, 2024, the estimated incentive fees as a percentage of net assets attributable to our Common Shares would be 1.81%. The foregoing estimate is based on actual pre-incentive net investment income and capital gains incurred during the nine months ended September 30, 2024, annualized for a full year. See “Advisory Agreement and Other Agreements” for more information concerning the incentive fees.

(6)Subject to FINRA limitations on underwriting compensation, we will also pay the following shareholder servicing and/or distribution fees to the Intermediary Manager: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and (b) for Class D shares only, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. The shareholder servicing and/or distribution fees are similar to sales commissions. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. No shareholder servicing and/or distribution fees will be paid with respect to the Class I shares. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, we will cease paying the shareholder servicing and/or distribution fee on any Class S share and Class D share in a shareholder’s account at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total brokerage commissions and shareholder servicing and/or distribution fees paid with respect to any such share held by such shareholder within such account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share. At the end of such month, each such Class S share or Class D share will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such share. See “Plan of Distribution” and “Estimated Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.
(7)We may borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by shareholders. Interest payments on borrowed funds represents our estimated annual interest payments based on actual interest rate terms under our senior secured revolving credit facility with Bank of America (the “Bank of America Credit Facility”) and our senior secured revolving credit facility with Bank of Nova Scotia (the "Bank of Nova Scotia Facility"). Interest payments on borrowed funds has been adjusted to give effect to our estimated annual interest payments as result of the consummation of the NCPCF Acquisition on December 11, 2024. Our ability to incur leverage during the following 12-month period depends, in large part, on the amount of money we are able to raise through the sale of shares registered in this offering and the availability of financing in the market.
(8)“Other expenses” include accounting, legal and auditing fees, reimbursement of expenses to our Administrator, organization and offering expenses and fees payable to our Independent Trustees. Other expenses represent the estimated annual other expenses of the Fund and its subsidiaries based on annualized other expenses for the fiscal quarter ended September 30, 2024.
We have entered into the Expense Support Agreement with Churchill. The Expense Support Agreement provides that, at such times as it determines, Nuveen Alternative Holdings, an affiliate of Churchill, may pay (or cause one or more of its affiliates to pay) certain expenses of the Fund, provided that no portion of the payment will be used to pay any interest expense of the Fund and/or shareholder servicing fees of the Fund (each, an “Expense Payment”). Such Expense Payment will be made in any combination of cash or other immediately available funds no later than forty-five days after a written commitment from Nuveen Alternative Holdings to pay such expense, and/or by an offset against amounts due from the Fund to Nuveen Alternative Holdings. Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to our Shareholders based on distributions declared with respect to record dates occurring in such calendar month (such amount referred to as the “Excess Operating Funds”), the Fund will pay such Excess Operating Funds, or a portion thereof (each, a “Reimbursement Payment”), to Nuveen Alternative Holdings that previously paid such expenses, until such time as all Expense Payments made by such entity to the Fund within three years prior to the last business day of such calendar month have been reimbursed. “Available Operating Funds” means the sum of (i) net investment income (including net realized short-term capital gains reduced by net realized long-term capital losses), (ii) net capital gains (including the excess of net realized long-term capital gains over net realized short-term capital losses) and (iii) dividends and other distributions paid to us on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above). The amount of the Reimbursement Payment for any calendar month shall equal the lesser of (i) the Excess Operating Funds in such quarter and (ii) the aggregate amount of all Expense Payments made by Nuveen Alternative Holdings to us within three years prior to the last business day of such calendar month that have not been previously reimbursed by us to Nuveen Alternative Holdings. As of September 30, 2024, Nuveen Alternative Holdings had advanced approximately $3.3 million to the Fund under the Expense Support Agreement. See “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Financial Condition, Liquidity and Capital Resources—Expense Support Agreement” for additional information regarding the Expense Support Agreement. Because the affiliate’s obligation to pay certain of our expenses is voluntary, the table above does not reflect the impact of any expense support from such affiliate.

Example: We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in each class of our Common Shares. In calculating the following expense amounts, we have assumed that: (1) that our annual operating expenses and offering expenses remain at the levels set forth in the table above, including the effect of the fee waiver of the management fee and incentive fee on income as described in the table above for the period until May 31, 2025, except to reduce annual expenses upon completion of organization and offering expenses, (2) that the annual return before fees and expenses is 5.0%, (3) that the net return after payment of fees and expenses is distributed to shareholders and reinvested at NAV and (4) your financial intermediary does not directly charge you transaction or other fees.
Class S shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$64	$197	$324	$624
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$72	$221	$365	$718
Class D shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$58	$179	$297	$580
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$65	$203	$338	$674
Class I shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$55	$171	$285	$561
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$63	$195	$327	$656
While the examples assume a 5.0% annual return on investment before fees and expenses, our performance will vary and may result in an annual return that is greater or less than this. These examples should not be considered a representation of your future expenses. If we achieve sufficient returns on our investments to trigger a quarterly incentive fee on income and/or if we achieve net realized capital gains in excess of 5.0%, both our returns to our shareholders and our expenses would be higher. See “Advisory Agreement and Other Agreements” for information concerning incentive fees.

CONSOLIDATED FINANCIAL HIGHLIGHTS
The following table of consolidated financial highlights is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. The financial data set forth in the following tables as of and for the year ended December 31, 2023 and 2022 are derived from our consolidated financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report therein is included in this prospectus. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in this prospectus.
The following is a schedule of financial highlights for the nine months ended September 30, 2024 (unaudited):

	For the Nine Months Ended September 30, 2024 (unaudited)
	Class S (8)	Class D (8)	Class I
Per share data:
Net asset value at beginning of period	$24.69	$24.73	$24.73
Net investment income (loss) (1)	1.87	1.97	2.03
Net realized gains (losses) (1)	0.02	0.02	0.02
Net change in unrealized appreciation (depreciation) (1)	(0.09)	(0.08)	(0.09)
Net increase (decrease) in net assets resulting from operations	1.80	1.91	1.96
Shareholder distributions from income (2)	(1.80)	(1.91)	(1.95)
Early repurchase deduction fees (9)	—	—	—
Issuance of common shares	—	—	—
Other (3)	0.01	0.01	0.01
Net asset value at end of period	$24.70	$24.74	$24.75

Supplemental Data:
Net assets at end of period	$17,231	$18,805	$740,475
Shares outstanding at end of period	697,754	760,008	29,916,078
Total return (4)	7.56%	8.03%	8.27%

Ratio to average net assets:
Ratio of net expenses to average net assets before expense support and waived fees (5)(6)	6.42%	6.04%	5.39%
Ratio of net expenses to average net assets after expense support and waived fees (5)(6)	4.11%	3.60%	3.14%
Ratio of net investment income (loss) to average net assets (5)	10.75%	11.81%	11.53%
Portfolio turnover rate (7)	17.79%	17.79%	17.79%
Asset coverage ratio	322.81%	322.81%	322.81%
_______________
(1)The per share data was derived by using the weighted average shares outstanding during the period.
(2)The per share data for distributions reflects the actual amount of distributions declared during the period.
(3)Includes the impact of different share amounts used in calculating per share data as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of a period end.

(4)Total return is calculated as the change in NAV per share during the period, plus distributions per share, if any, divided by the beginning NAV per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at the month end NAV per share. Total return is not annualized.
(5)Ratios are annualized. Average net assets is calculated utilizing quarterly net assets. Ratio of net investment income (loss) to average net assets includes the effect of expense support and waived management fee and income based incentive fees.
(6)The ratio of interest and debt financing expenses to average net assets for the nine months ended September 30, 2024 was 2.41%, 2.47% and 2.32% for Class S, Class D, and Class I shares, respectively, and are annualized. Average net assets is calculated utilizing quarterly net assets.
(7)Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value for the periods reported.
(8)Class S and Class D shares were first issued and sold in October 2023.
(9)The per share amount rounds to less than $0.01 per share in connection with Class I repurchased shares during the period. There are no shares repurchased for Class S and Class D shares.

The following are the financial highlights for the year ended December 31, 2023:

	For the Year Ended December 31, 2023
	Class S (7)	Class D (7)	Class I
Per share data:
Net asset value at beginning of period	$—	$—	$24.70
Net investment income (loss)	0.73	0.76	2.97
Net realized gains (losses) (1)	—	—	0.07
Net change in unrealized appreciation (depreciation) (1)	0.17	0.22	(0.06)
Net increase (decrease) in net assets resulting from operations	0.90	0.98	2.98
Stockholder distributions from income (2)	(0.70)	(0.74)	(2.89)
Issuance of common shares	24.61	24.61	—
Other (3)	(0.12)	(0.12)	(0.06)
Net asset value at end of period	$24.69	$24.73	$24.73

Supplemental Data:
Net assets at end of period	$3,699	$2,652	$348,480
Shares outstanding at end of period (1)	149,838	107,266	14,091,386
Total return	3.21%	3.53%	12.52%

Ratio to average net assets:
Ratio of net expenses to average net assets before expense support and waived fees (4)(5)	8.30%	6.55%	6.34%
Ratio of net expenses to average net assets after expense support and waived fees (4)(5)	5.58%	3.96%	4.56%
Ratio of net investment income (loss) to average net assets (4)	13.82%	12.18%	12.02%
Portfolio turnover rate (6)	11.44%	11.44%	11.44%
Asset coverage ratio	314.08%	314.08%	314.08%
_______________
(1)The per share data was derived by using the weighted average shares outstanding during the period.
(2)The per share data for distributions reflects the actual amount of distributions declared during the period.
(3)Includes the impact of different share amounts used in calculating per share data as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of a period end or transaction date.
(4)Ratios are annualized except for management fees and incentive fees which were calculated from the Escrow Break Date, which were fully waived for the year ended December 31, 2023. Average net assets is calculated utilizing quarterly net assets. Ratio of net investment income (loss) to average net assets includes the effect of expense support and waived management fee and incentive fee.

(5)The ratio of interest and debt financing expenses to average net assets for the year ending December 31, 2023 was 3.96%, 3.21% and 3.73% for Class S, Class D, and Class I, respectively, Average net assets is calculated utilizing quarterly net assets.
(6)Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value for the periods reported.
(7)Class S and Class D shares were first issued and sold in October 2023.

The following are the financial highlights for the period from February 8, 2022 (inception) through December 31, 2022:

Class I
Per share data:
Net asset value at beginning of period	$—
Net investment income (loss)	1.60
Net realized gains (losses) (1)	(0.02)
Net change in unrealized appreciation (depreciation) (1)	(0.34)
Net increase (decrease) in net assets resulting from operations	1.24
Stockholder distributions from income (2)	(1.54)
Issuance of common shares	25.00
Other (3)	—
Net asset value at end of period	$24.70

Supplemental Data:
Net assets at end of period	$260,301
Shares outstanding at end of period (1)	10,540,040
Total return	4.91%

Ratio to average net assets:
Ratio of net expenses to average net assets before expense support and waived fees 4)(5)	2.41%
Ratio of net investment income (loss) to average net assets (4)	7.13%
Portfolio turnover rate (6)	12.11%
Asset coverage ratio	267.94%
_______________
(1)The per share data was derived by using the weighted average shares outstanding during the period.
(2)The per share data for distributions reflects the actual amount of distributions declared during the period.
(3)Includes the impact of different share amounts used in calculating per share data as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of a period end or transaction date.
(4)Ratios are annualized except for expense support amounts relating to organizational costs and interest expense on the Note. The ratio of total expenses to average net assets was 3.02% for the period February 8, 2022 (inception) through December 31, 2022 on an annualized basis, excluding the effect of expense support which represented (0.61)% of average net assets. Average net assets is calculated utilizing quarterly net assets.
(5)The ratio of interest and debt financing expenses to average net assets for the period February 8, 2022 (inception) through December 31, 2022 was 1.82%. Average net assets is calculated utilizing quarterly net assets.
(6)Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value for the periods reported.

RISK FACTORS
Investing in our Common Shares involves a number of significant risks. The following information is a discussion of the material risk factors associated with an investment in our Common Shares specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or traders markets similar to ours. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our Common Shares. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur our business, financial condition and results of operations could be materially and adversely affected. In such cases, the NAV of our Common Shares could decline, and you may lose all or part of your investment.
Risks Related to our Business and Structure
The Fund has limited operating history.
The Fund began investment operations in March 2022, and, as a result, has limited operating history and limited financial information on which prospective investors can evaluate an investment in the Common Shares or prior performance. As a result, we are subject to the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and the value of a shareholder’s investment could decline substantially or become worthless. Further, Churchill has not previously offered a non-traded BDC. While we believe that the past professional experiences of Churchill’s investment team, including investment and financial experience of Churchill’s senior management, will increase the likelihood that Churchill will be able to manage the Fund successfully, there can be no assurance that this will be the case.
Our Board of Trustees may change our investment objective, operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to investors.
Our Board of Trustees has the authority, except as otherwise prohibited by the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without shareholder approval. However, absent shareholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV, operating results and the price value of our Common Shares. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions, and cause you to lose all or part of your investment. Moreover, we have significant flexibility in investing the net proceeds from our continuous offering and may use the net proceeds from our continuous offering in ways in which investors may not agree.
Our Board of Trustees may amend our Declaration of Trust without prior shareholder approval.
Our Board of Trustees may, without shareholder vote, subject to certain exceptions, amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental thereto or an amended and restated Declaration of Trust, including, for example, to require super-majority approval of transactions with significant shareholders or other provisions that may be characterized as anti-takeover in nature.
Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our NAV through increased net unrealized depreciation.
We are required to carry our investments at market value or, if no market quotation is readily available, at fair value as determined in good faith by the Valuation Designee. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our NAV by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition and results of operations.

Our financial condition and results of operations depend on our ability to manage our business effectively.
Our ability to achieve our investment objective and grow depends on our ability to manage our business. This depends, in turn, on the ability of Churchill to identify, invest in and monitor companies that meet our investment criteria. The achievement of our investment objective depends upon Churchill’s execution of our investment process, their ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. The Adviser is responsible for overall management of the Fund's activities pursuant to the Advisory Agreement and has delegated substantially all of its day-to-day portfolio management responsibilities to Churchill pursuant to the CAM Sub-Advisory Agreement. The senior origination professionals and other personnel of the Adviser, Churchill and their respective affiliates may be called upon to provide managerial assistance to our portfolio companies. These activities may distract them or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition and results of operations. Our results of operations depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies, it could negatively impact our ability to pay dividends or other distributions and you may lose all or part of your investment.
Churchill may not be able to achieve the same or similar returns as those achieved by our senior management and investment personnel while they were employed at prior positions.
The track record and achievements of the senior investment professionals of Churchill are not necessarily indicative of future results that will be achieved by Churchill. As a result, Churchill may not be able to achieve the same or similar returns as those previously achieved by the senior investment professionals of Churchill.
In addition, we depend upon the senior investment professionals of Churchill to maintain their relationships with financial institutions, sponsors and investment professionals, and we rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the senior investment professionals of Churchill fail to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the senior investment professionals of Churchill have relationships are not obligated to provide us with investment opportunities, and, therefore, we can offer no assurance that these relationships will generate investment opportunities for us in the future.
We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.
We compete with a number of specialty and commercial finance companies to make the types of investments that we make in middle-market companies, including BDCs, traditional commercial banks, private investment funds, regional banking institutions, small business investment companies, investment banks and insurance companies. Additionally, with increased competition for investment opportunities, alternative investment vehicles such as hedge funds may seek to invest in areas they have not traditionally invested in or from which they had withdrawn during the economic downturn, including investing in middle-market companies. As a result, competition for investments in middle-market companies has intensified, and we expect that trend to continue. Certain of our existing and potential competitors are large and may have greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, however, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss.

Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source of income, asset diversification and distribution requirements we must satisfy to obtain and maintain our RIC tax treatment. The competitive pressures we face may have a material adverse effect on our business, financial condition and results of operations. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.
Many of our portfolio investments will be recorded at fair value as determined in good faith by the Adviser, as the Valuation Designee, subject to the oversight of the Board of Trustees, and, as a result, there may be uncertainty as to the value of our portfolio investments.
Our Board of Trustees has designated the Adviser as the Valuation Designee pursuant to Rule 2a-5 under the 1940 Act to determine the fair value of our investments that do not have readily available market quotations. Under the 1940 Act, we are required to carry our portfolio investments at market value or if there is no readily available market value, at fair value as determined by the Valuation Designee, subject to the oversight of the Board of Trustees. See “Determination of Net Asset Value” for additional information.
Many of our portfolio investments may take the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable, and we value these securities at fair value as determined in good faith by the Valuation Designee, including to reflect significant events affecting the value of our securities. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:
•a comparison of the portfolio company’s securities to publicly traded securities;
•the enterprise value of a portfolio company;
•the nature and realizable value of any collateral;
•the portfolio company’s ability to make payments and its earnings and discounted cash flow;
•the markets in which the portfolio company does business; and
•changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.
We expect that most of our investments (other than cash and cash equivalents) will be classified as Level 3 in the fair value hierarchy and require disclosures about the level of disaggregation along with the inputs and valuation techniques we use to measure fair value. This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We employ the services of one or more independent service providers to review the valuation of these securities. The types of factors that the Valuation Designee may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty in the value of our portfolio investments, a fair value determination may cause NAV on a given date to materially understate or overstate the value that we may ultimately realize upon one or more of our investments. As a result, investors purchasing our Common Shares based on an overstated NAV would pay a higher price than the value of the investments might warrant. Conversely, investors selling Common Shares during a period in which the NAV understates the value of investments will receive a lower price for their Common Shares than the value the investment portfolio might warrant.
We will adjust quarterly the valuation of our portfolio to reflect the determination of the Valuation Designee of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statements of operations as net change in unrealized gain (loss) on investments.
We may not be able to pay distributions, our distributions may not grow over time and/or a portion of our distributions may be a return of capital.
We intend to pay distributions to our shareholders. We cannot assure you that we will achieve investment results that will allow us to sustain a specified level of cash distributions or make periodic increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described herein. In addition, the inability to satisfy the asset coverage requirement applicable to us as a BDC could limit our ability to pay distributions. All distributions will be paid at the discretion of the Board of Trustees and will depend on our earnings, our financial condition, maintenance of our RIC tax treatment, compliance with applicable BDC regulations and such other factors as the Board of Trustees may deem relevant from time to time. We cannot assure you that we will continue to pay distributions to our shareholders.
When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s adjusted tax basis in our Common Shares and, assuming that an investor holds our Common Shares as a capital asset, thereafter as a capital gain.
The amount of any distributions we may make is uncertain. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may represent a return of capital to you that will lower your adjusted tax basis in your Common Shares and reduce the amount of funds we have for investment in targeted assets.
We may fund our cash distributions to shareholders from any sources of funds available to us, including borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and fee and expense reimbursement waivers from the Adviser or the Administrator, if any. Any such distributions funded through expense reimbursements will not be based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Adviser and its affiliates continue to make such reimbursements or waivers of such fees. Further, if the Adviser elects to cover certain of our expenses pursuant to the Expense Support Agreement, this could cause a smoothing effect on our distributions because we will be able to pay distributions at times when we may otherwise be unable to. Shareholders should also understand that any amounts we use to pay distributions to shareholders from sources other than cash flow from operations may be required to be repaid in the future and that our future repayments of such amounts to the Adviser or any lender will reduce the amount of future distributions. Further, the per share amount of distributions on Class S, Class D and Class I shares may differ because of different allocations of class-specific expenses. For example, distributions on Class S and Class D shares will be lower than on Class I shares because Class S and Class D shares are subject to different shareholder servicing and/or distribution fees. There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. The Adviser and the Administrator have no obligation to waive fees or receipt of expense reimbursements, if any.
Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage requirement applicable to us as a BDC may limit our ability to pay distributions. All distributions are and will be paid at the discretion of our Board of Trustees and will depend on our earnings, our financial condition, maintenance of our

RIC tax treatment, compliance with applicable BDC regulations and such other factors as our Board of Trustees may deem relevant from time to time. We cannot assure you that we will continue to pay distributions to our shareholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from borrowings or sources other than cash flow from operations in anticipation of future cash flow, which may constitute a return of your capital. A return of capital is a return of your investment, rather than a return of earnings or gains derived from our investment activities.

We have not established any limit on the amount of funds we may use from certain available sources, such as proceeds from this offering, to fund distributions (which may reduce the amount of capital we ultimately invest in assets).
Our use of borrowings, if any, to fund distributions is subject to the limitations set forth in Section VI.K of the NASAA Omnibus Guidelines (as defined below) and Section 5.4(f) of our Declaration of Trust. However, shareholders should understand that any distributions made from sources other than cash flow from operations or relying on fee or expense reimbursement waivers, if any, from the Adviser of the Administrator are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Adviser or the Administrator continues to makes such expense reimbursements, if any. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Shareholders should also understand that our future repayments to the Adviser will reduce the distributions that they would otherwise receive. There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. The Adviser and the Administrator have no obligation to waive fees or receipt of expense reimbursements, if any.
Although we have implemented a share repurchase program, we have discretion to not repurchase your shares or to suspend the program.
Our Board of Trustees may amend or suspend the share repurchase program at any time in its discretion. You may not be able to sell your shares on a timely basis in the event our Board of Trustees amends or suspends the share repurchase program, absent a liquidity event, and we currently do not intend to undertake a liquidity event, and we are not obligated by our Declaration of Trust or otherwise to effect a liquidity event at any time. We will notify you of such developments in our quarterly reports or other filings. If less than the full amount of shares requested to be repurchased in any given repurchase offer are repurchased, funds will be allocated pro rata based on the total number of Common Shares being repurchased without regard to class. The share repurchase program will have many limitations and should not be considered a guaranteed method to sell shares promptly or at a desired price.
The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our shareholders.
In the event a shareholder chooses to participate in our share repurchase program, the shareholder will be required to provide us with notice of intent to participate prior to knowing what the NAV per share of the class of Common Shares being repurchased will be on the Repurchase Date. Although a shareholder will have the ability to withdraw a repurchase request prior to the Repurchase Date, to the extent a shareholder seeks to sell Common Shares to us as part of our periodic share repurchase program, the shareholder will be required to do so without knowledge of what the repurchase price of our Common Shares will be on the Repurchase Date.
There are significant financial and other resources necessary to comply with the requirements of being an SEC reporting entity.
As a public entity, we are subject to the reporting requirements of the Exchange Act and requirements of the Sarbanes-Oxley Act. These requirements may place a strain on our systems and resources. The Exchange Act requires that we file annual, quarterly and current reports with respect to our business and financial condition. The Sarbanes-Oxley Act requires that we maintain effective disclosure controls and procedures and internal controls over financial reporting, which are discussed below. In order to maintain and improve the effectiveness of our disclosure controls and procedures and internal controls, significant resources and management oversight will be required. We have implemented procedures, processes, policies and practices for the purpose of addressing such standards and requirements applicable to public companies. These activities may divert management’s attention from other business concerns, which could have a material adverse effect on our business, financial condition, results of operations and cash flows. We expect to incur significant additional annual expenses related to these steps and, among other things, directors’ and officers’ liability insurance, trustee fees, reporting requirements of the SEC, transfer agent fees, additional administrative expenses payable to the Administrator to compensate them for hiring additional accounting, legal and administrative personnel, increased auditing and legal fees and similar expenses.
Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us.
We are required to report on our internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We are required to review on an annual basis our internal controls over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal controls over financial reporting. As result, we incur additional expenses that may negatively impact our financial performance. This process also may result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and, we may not be able to ensure that the process is effective or that our internal controls over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain an effective system of internal controls and maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we may be adversely affected.
Our independent registered public accounting firm will not be required to formally attest to the effectiveness of our internal controls over financial reporting until the date on which we are a “large accelerated filer” or an “accelerated filer.” As a publicly reporting entity, we will be required to complete our initial assessment in a timely manner. If we are not able to implement the requirements of Section 404 in a timely manner or with adequate compliance, our operations, financial reporting or financial results could be adversely affected. Matters impacting our internal controls may cause us to be unable to report our financial information on a timely basis and thereby subject us to adverse regulatory consequences, including sanctions by the SEC, and result in a breach of the covenants under the agreements governing any of our financing arrangements. There could also be a negative reaction in the financial markets due to a loss of investor confidence in us and the reliability of our financial statements. Confidence in the reliability of our financial statements could also suffer if we or our independent registered public accounting firm were to report a material weakness in our internal controls over financial reporting. This could materially adversely affect us and lead to a decline in the market price of our shares.
We may experience fluctuations in our quarterly operating results.
We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors.
We will be and we will remain an “emerging growth company” as defined in the JOBS Act for up to five years, measured from the date of the first sale of common equity securities pursuant to an effective registration statement, or until the earlier of (a) the last day of the first fiscal year (i) in which we have total annual gross revenue of at least $1.235 billion, or (ii) in which we are deemed to be a large accelerated filer, which means the market value of our Common Shares that is held by non-affiliates exceeds $700 million as of the date of our most recently completed second fiscal quarter, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period. For so long as we remain an “emerging growth company,” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our Common Shares less attractive because we will rely on some or all of these exemptions. If some investors find our Common Shares less attractive as a result, there may be a less active trading market for our Common Shares and our share price may be more volatile.
In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We will take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence.
Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.
As a BDC, we will be required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Valuation Designee. Decreases in the market value or fair value of our investments relative to amortized cost will be recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods. In addition, decreases in the market value or fair value of our investments will reduce our NAV.
Terrorist attacks, acts of war, global health emergencies or natural disasters may affect any market for our Common Shares, impact the businesses in which we invest and harm our business, operating results and financial condition.
Terrorist acts, acts of war, global health emergencies or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, global health emergencies or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks, global health emergencies and natural disasters are generally uninsurable.
In late February 2022, Russia launched a large scale military attack on Ukraine. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the West, including the United States. In response to the ongoing military action by Russia, various countries, including the United States, the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia. Such sanctions included, among other things, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. Additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) and other actions against Russia may adversely impact, among other things, the Russian economy and various sectors of the economy, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors; result in a decline in the value and liquidity of Russian securities; result in boycotts, tariffs, and purchasing and financing restrictions on Russia’s government, companies and certain individuals; weaken the value of the ruble; downgrade the country’s credit rating; freeze Russian securities and/or funds invested in prohibited assets and impair the ability to trade in Russian securities and/or other assets; and have other adverse consequences on the Russian government, economy, companies and region.

Further, several large corporations and U.S. states have announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.
In addition, the recent outbreak of hostilities in the Middle East and escalating tensions in the region may create volatility and disruption in the global markets.
The ramifications of the hostilities and sanctions, however, may not be limited to Russia and the Middle East and Russian or Middle Eastern companies, respectively, but may spill over to and negatively impact other regional and global economic markets (including Europe and the United States), companies in other countries (particularly those that have done business with Russia) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility, cause severe negative effects on regional and global economic markets, industries, and companies and have a negative effect on the Fund’s investments and performance, which may, in turn, impact the valuation of such portfolio companies. In addition, parties in such conflicts may take retaliatory actions and other countermeasures, including cyberattacks and espionage against other countries and companies around the world, which may negatively impact such countries and the companies in which the Fund invests. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the Fund’s performance and the value of an investment in the Fund.
We have recently operated in a period of significant market disruption and economic uncertainty, which may have a negative impact on our business, financial condition and operations. An extended disruption in the capital markets and the credit markets could negatively affect our business.
From time to time, capital markets may experience periods of disruption and instability. The U.S. capital markets experienced extreme volatility and disruption following the global outbreak of COVID-19 that began in December 2019, the conflict between Russia and Ukraine that began in late February 2022, and the ongoing war in the Middle East. Even after the COVID-19 pandemic subsided, the U.S. economy, as well as most other major economies, have continued to experience unpredictable economic conditions, and we anticipate our businesses would be materially and adversely affected by any prolonged economic downturn or recession in the United States and other major markets. In addition, disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets.
The current economic conditions have resulted in an adverse impact on the ability of lenders to originate loans, the volume and type of loans originated, the ability of borrowers to make payments and the volume and type of amendments and waivers granted to borrowers and remedial actions taken in the event of a borrower default, each of which could negatively impact the amount and quality of loans available for investment by the Fund and returns to the Fund, among other things. The U.S. credit markets (in particular for middle-market loans) have experienced the following, among other things: (i) increased draws by borrowers on revolving lines of credit and other financing instruments; (ii) increased requests by borrowers for amendments and waivers of their credit agreements to avoid default, increased defaults by such borrowers and/or increased difficulty in obtaining refinancing at the maturity dates of their loans and increased uses of PIK features; and (iii) greater volatility in pricing and spreads and difficulty in valuing loans during periods of increased volatility, and liquidity issues.
These conditions and future market disruptions and/or illiquidity could have an adverse effect on our (and our portfolio companies’) business, financial condition, results of operations and cash flows. Ongoing unfavorable economic conditions may increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to our portfolio companies and/or us. These events have limited and could continue to limit our investment originations, limit our ability to grow and have a material negative impact on our operating results and the fair values of our debt and equity investments. We may have to access, if available, alternative markets for debt and equity capital, and a severe disruption in the global financial markets, deterioration in credit and financing conditions, continued increases in interest rates, or uncertainty regarding U.S. government spending and deficit levels or other global economic conditions could have a material adverse effect on our business, financial condition and results of operations.

While we intend to continue to source and invest in new loan transactions to U.S. middle market companies, we cannot be certain that we will be able to do so successfully or consistently. A lack of suitable investment opportunities may impair our ability to make new investments, and may negatively impact our earnings and result in decreased dividends to our shareholders.
If disruptive economic conditions continue for an extended period of time, loan delinquencies, loan non-accruals, problem assets, and bankruptcies may increase. In addition, collateral for our loans may decline in value, which could cause loan losses to increase and the net worth and liquidity of loan guarantors could decline, impairing their ability to honor commitments to us. An increase in loan delinquencies and non-accruals or a decrease in loan collateral and guarantor net worth could result in increased costs and reduced income, which would have a material adverse effect on our business, financial condition or results of operations. We continue to observe supply chain interruptions, labor difficulties, commodity inflation and elements of economic and financial market instability both globally and in the United States.
We will need to raise additional capital in the future in order to continue to make investments in accordance with our business and investing strategy and to pursue new business opportunities. Ongoing disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.
In addition, we generally are required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our shareholders to qualify for the tax benefits available to RICs. As a result, these earnings will not be available to fund new investments. An inability to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which may have a material adverse effect on our business, results of operations and financial performance.
We cannot be certain as to the duration or magnitude of the ongoing economic condition in the markets in which we and our portfolio companies operate and corresponding declines in economic activity that may negatively impact the U.S. economy and the markets for the various types of goods and services provided by U.S. middle market companies. Depending on the duration, magnitude and severity of these conditions and their related economic and market impacts, certain of our portfolio companies may suffer declines in earnings and could experience financial distress, which could cause them to default on their financial obligations to us and their other lenders. In consideration of these and related factors, we may make downgrades with respect to other portfolio companies in the future as conditions warrant and new information comes to light.
The failure of cybersecurity protection systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning, could impair our ability to conduct business effectively.
We, and others in our industry, are the targets of malicious cyber activity, which we work hard to prevent. A successful cyber-attack, whether perpetrated by criminal or state-sponsored actors, against us or our service providers, or an accidental disclosure of non-public information, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.
The Adviser, Churchill and their third-party service providers with which we do business depend heavily upon computer systems to perform necessary business functions. Despite the implementation of a variety of security measures, computer systems could be subject to unauthorized access, acquisition, use, alteration, or destruction, such as from the insertion of malware (including ransomware), physical and electronic break-ins or unauthorized tampering. The Adviser and Churchill may experience threats to their data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary, personal and other information processed and stored in, and transmitted through, the Adviser's and Churchill's computer systems and networks, or otherwise cause interruptions or malfunctions in operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory enforcement actions and penalties and/or customer dissatisfaction or loss.
Third parties with which we do business are sources of cybersecurity or other technological risks. We outsource certain functions and these relationships allow for the storage and processing of our information, as well as customer, counterparty, employee and borrower information. Cybersecurity failures or breaches by the Adviser and other service providers (including, but not limited to, accountants, custodians, transfer agents and administrators), and the issuers of securities in which we invest, also have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with our ability to calculate its NAV, impediments to trading, the inability of our shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputation damages, reimbursement of other compensation costs, or additional compliance costs. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, acquisition, use, alteration or destruction of data, or other cybersecurity incidents, with increased costs and other consequences, including those described above. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, we may be required to expend significant additional resources to modify our protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks. Currently, we are covered under TIAA's insurance policy relating to cybersecurity risks; however, we may be required to expend significant additional resources to modify our protective measures or to investigate and remediate vulnerabilities or other exposures, and we may be subject to litigation and financial losses that are not fully insured.
We and our service providers may be impacted by operating restrictions, which may include requiring employees to continue to work from remote locations. Policies of extended periods of remote working, whether by us or our service providers, could strain technology resources, introduce operational risks and otherwise heighten the risks described above. Remote working environments may be less secure and more susceptible to hacking attacks, including phishing and social engineering attempts that seek to exploit weaknesses in a remote work environment. Accordingly, the risks described above are heightened under current conditions, which may continue for an unknown duration.
Our business is dependent on bank relationships and recent strain on the banking system may adversely impact us.
The financial markets recently have encountered volatility associated with concerns about the balance sheets of banks, especially small and regional banks that may have significant losses associated with investments that make it difficult to fund demands to withdraw deposits and other liquidity needs. Although the federal government has announced measures to assist these banks and protect depositors, some banks have already been impacted and others may be materially and adversely impacted. Our business is dependent on bank relationships, including small and regional banks, and we are proactively monitoring the financial health of banks with which we (or our portfolio companies) do or may in the future do business. To the extent that our portfolio companies work with banks that are negatively impacted by the foregoing, such portfolio companies’ ability to access their own cash, cash equivalents and investments may be threatened. In addition, such affected portfolio companies may not be able to enter into new banking arrangements or credit facilities, or receive the benefits of their existing banking arrangements or credit facilities. Any such developments could harm our business, financial condition, and operating results, and prevent us from fully implementing our investment plan. Continued strain on the banking system may adversely impact our business, financial condition and results of operations.
We may not be able to obtain all required state licenses.
We may be required to obtain various state licenses in order to, among other things, originate commercial loans. Applying for and obtaining required licenses can be costly and take several months. There is no assurance that we will obtain all of the licenses that we need on a timely basis. Furthermore, we will be subject to various information and other requirements in order to obtain and maintain these licenses, and there is no assurance that we will satisfy those requirements. Our failure to obtain or maintain licenses might restrict investment options and have other adverse consequences.
Global economic, political and market conditions may adversely affect our business or cause us to alter our business strategy.
The current worldwide financial market situation, as well as various social and political tensions in the United States and around the world, may contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide. The U.S. and global capital markets experienced extreme volatility and disruption during the economic downturn that began in mid-2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt, which created concerns about the ability of certain nations to continue to service their sovereign debt obligations. Risks resulting from such debt crisis, including any austerity measures taken in exchange for bailout of certain nations, and any future debt crisis in Europe or any similar crisis elsewhere could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally.
On January 31, 2020, the United Kingdom ended its membership in the European Union, referred to as Brexit. Following the termination of a transition period, the United Kingdom and the European Union entered into a trade and cooperation agreement to govern the future relationship between the parties, which was provisionally applied as of January 1, 2021 and entered into force on May 1, 2021 following ratification by the European Union. With respect to financial services, the agreement leaves decisions on equivalence and adequacy to be determined by each of the United Kingdom and the European Union unilaterally in due course. Such agreement is untested and could lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European and global markets for some time. In addition, on December 24, 2020, the European Union and United Kingdom governments signed a trade deal that became provisionally effective on January 1, 2021 and that now governs the relationship between the United Kingdom and the European Union (the “Trade Agreement”). The Trade Agreement implements significant regulation around trade, transport of goods and travel restrictions between the United Kingdom and the European Union.
Notwithstanding the foregoing, the longer term economic, legal, political and social implications of Brexit remain unclear at this stage and are likely to continue to lead to ongoing political and economic uncertainty and periods of increased volatility in both the United Kingdom and in wider European markets for some time. In particular, Brexit could lead to calls for similar referendums in other European Union jurisdictions, which could cause increased economic volatility in the European and global markets. This mid- to long-term uncertainty could have adverse effects on the economy generally and on our ability to earn attractive returns. In particular, currency volatility could mean that our returns are adversely affected by market movements and could make it more difficult, or more expensive, for us to execute prudent currency hedging policies.
Compliance with the SEC’s Regulation Best Interest may negatively impact our ability to raise capital in this offering, which would harm our ability to achieve our investment objective.
Broker-dealers are required to comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker-dealers and natural persons who are associated persons of a broker-dealer when recommending to a retail customer any securities transaction or investment strategy involving securities to a retail customer. The impact of Regulation Best Interest on broker-dealers participating in our offering cannot be determined at this time, but it may negatively impact whether broker-dealers and their associated persons recommend this offering to retail customers. Regulation Best Interest imposes a duty of care for broker-dealers to evaluate reasonable alternatives in the best interests of their clients. Reasonable alternatives to the Fund exist and may have lower expenses and/or lower investment risk than the Fund. Under Regulation Best Interest, broker-dealers participating in the offering must consider such alternatives in the best interests of their clients. If Regulation Best Interest reduces our ability to raise capital in this offering, it would harm our ability to create a diversified portfolio of investments and achieve our investment objective and would result in our fixed operating costs representing a larger percentage of our gross income.

Risks Related to Our Investments
Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.
Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we may invest may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. In addition, our junior secured loans are generally subordinated to Senior Loan Investments. As such, other creditors may rank senior to us in the event of an insolvency.
We typically invest in middle-market, privately owned companies, which may present a greater risk of loss than loans to larger companies.
We invest in loans to middle-market, privately owned companies. Compared to larger, publicly traded firms, these companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position and may need more capital to expand, compete and operate their business. In addition, many of these companies may be unable to obtain financing from public capital markets or from traditional sources, such as commercial banks. Accordingly, loans made to these types of borrowers may entail higher risks than loans made to companies that have larger businesses, greater financial resources or are otherwise able to access traditional credit sources on more attractive terms.
Investing in middle-market, privately owned companies involves a number of significant risks, including, but not limited to, that middle-market companies:
•may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
•are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•typically have more limited access to the capital markets, which may hinder their ability to refinance borrowings;
•will be unable to refinance or repay at maturity the unamortized loan balance as we structure our loans such that a significant balance remains due at maturity;
•generally have less predictable operating results, may be particularly vulnerable to changes in customer preferences or market conditions, and may depend on one or a limited number of major customers;
•may be parties to litigation from time to time, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and
•generally have less publicly available information about their businesses, operations and financial condition, and, if we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.
Any of these factors or changes thereto could impair a portfolio company’s financial condition, results of operation, cash flow or result in other adverse events, such as bankruptcy, any of which could limit a portfolio company’s ability to make scheduled payments on loans from us. This, in turn, may lead to their inability to make payments on outstanding borrowings, which could result in losses in our loan portfolio and a decrease in our net interest income and book value.

We are subject to risks associated with our Senior Loan Investments.
We invest in Senior Loan Investments, which are usually rated below investment grade or also may be unrated. As a result, the risks associated with senior loans may be considered by credit rating agencies to be similar to the risks of below investment grade fixed-income instruments. Senior Loan Investments rated below investment grade is considered speculative because of the credit risk of the company incurring the indebtedness. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to us, and such defaults could have a material adverse effect on our performance. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan Investment may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan Investment may decline in value or become illiquid, which would adversely affect the Senior Loan Investment’s value.
There may be less readily available and reliable information about most Senior Loan Investments than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act or registered under the Exchange Act. As a result, Churchill will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, we will be particularly dependent on the analytical abilities of Churchill.
In general, the secondary trading market for senior secured loans is not well developed. No active trading market may exist for certain Senior Loan Investments, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that we may not be able to sell Senior Loan Investments quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loan Investments, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
We are subject to risks associated with our Junior Capital Investments.
We invest in Junior Capital Investments, which will be comprised of second-lien loans, unsecured debt, subordinated debt and last-out positions in unitranche loans (including fixed- and floating-rate instruments and instruments with PIK income). Although certain Junior Capital Investments are typically senior to common stock or other equity securities, the equity and debt securities in which we will invest may be subordinated to substantial amounts of a portfolio company’s senior debt, all or a significant portion of which may be secured. Such junior or subordinated investments may be characterized by greater credit risks than those associated with the senior obligations of the same portfolio company. These subordinated securities may not be protected by financial covenants, such as limitations on the incurrence of additional indebtedness, that may apply to certain types of senior secured debt instruments. Holders of junior and subordinated debt generally are not entitled to receive full payments in bankruptcy or liquidation until senior creditors are paid in full. In addition, the remedies available to holders of junior debt are normally limited by restrictions benefiting senior creditors. In the event any portfolio company cannot generate adequate cash flow to meet senior debt service, we may suffer a partial or total loss of capital invested.
In addition, subordinated investments are generally more volatile than secured loans and are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high loan-to-value ("LTV") ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations. In the event a portfolio company that we invest in on a junior or subordinated basis cannot generate adequate cash flow to meet all of its debt obligations, we may suffer a partial or total loss of capital invested.
We are subject to risks associated with “covenant-lite” loans.
We invest in “covenant-lite” loans, which generally refers to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we are exposed to “covenant-lite” loans, we may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

We are subject to risks associated with our investments in unitranche secured loans and securities.
We invest in unitranche secured loans, which are a combination of senior secured and junior secured debt in the same facility. Unitranche secured loans provide all of the debt needed to finance a leveraged buyout or other corporate transaction, both senior and junior, but generally in a first-lien position, while the borrower generally pays a blended, uniform interest rate rather than different rates for different tranches. Unitranche secured debt generally requires payments of both principal and interest throughout the life of the loan. Generally, we expect these securities to carry a blended yield that is between senior secured and junior debt interest rates. Unitranche secured loans provide a number of advantages for borrowers, including the following: simplified documentation, greater certainty of execution and reduced decision-making complexity throughout the life of the loan. In some cases, a portion of the total interest may accrue or be paid in kind. Because unitranche secured loans combine characteristics of senior and junior financing, unitranche secured loans have risks similar to the risks associated with senior secured and second-lien loans and junior debt in varying degrees according to the combination of loan characteristics of the unitranche secured loan.
We are subject to risks associated with our investments in equity-related securities.
We invest in equity-related securities, such as Equity Co-Investments or equity rights and/or warrants that may be converted into or exchanged for the issuer’s common stock or the cash value of the issuer’s common stock. The equity interests we hold may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we realize in the disposition of any equity interests may not be sufficient to offset any other losses we experience. We will generally have little, if any, control over the timing of any gains we may realize from our equity investments. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We may be unable to exercise any put rights we acquire, which would grant us the right to sell our equity securities back to the portfolio company, for the consideration provided in its investment documents if the issuer is in financial distress. Additionally, we may make equity or equity-related investments alongside a Senior Loan Investment, which may result in conflicts related to the rights of those investments.
The loans we make in portfolio companies may become non-performing.
A loan or debt obligation may become non-performing for a variety of reasons. Such non-performing loans may require substantial workout negotiations or restructuring that may entail, among other things, a substantial reduction in the interest rate, a substantial write-down of the principal amount of the loan and/or the deferral of payments. In addition, such negotiations or restructuring may be quite extensive and protracted over time, and therefore may result in substantial uncertainty with respect to the ultimate recovery. We also may incur additional expenses to the extent that it is required to seek recovery upon a default on a loan or participate in the restructuring of such obligation. The liquidity for defaulted loans may be limited, and to the extent that defaulted loans are sold, it is highly unlikely that the proceeds from such sale will be equal to the amount of unpaid principal and interest thereon. In connection with any such defaults, workouts or restructuring, although we exercise voting rights with respect to an individual loan, we may not be able to exercise votes in respect of a sufficient percentage of voting rights with respect to such loan to determine the outcome of such vote.
The lack of liquidity in our investments may adversely affect our business.
Generally, all of our assets are invested in illiquid securities, and a substantial portion of our investments in leveraged companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. However, to maintain the election to be regulated as a BDC and qualify as a RIC, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks.

Additionally, the ongoing disruption in economic activity has had, and may continue to have, a negative effect on the potential for liquidity events involving our investments. The illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital, and any required sale of all or a portion of our investments as a result, could have a material adverse effect on our business, financial condition or results of operations.
Our portfolio companies may prepay loans, which may reduce stated yields if capital returned cannot be invested in transactions with equal or greater expected yields.
Some of the loans and other investments that we make to our portfolio companies may be callable at any time, and many of them can be repaid with no premium to par. Whether a loan is called will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change frequently, it is unknown when, and if, this may be possible for each portfolio company. In addition, prepayments may occur at any time, sometimes without premium or penalty, and that the exercise of prepayment rights during periods of declining spreads could cause us to reinvest prepayment proceeds in lower-yielding instruments. In the case of some of these loans, having the loan called early may reduce our achievable yield if the capital returned cannot be invested in transactions with equal or greater expected yields.
We may be subject to risks associated with our investments in the business services industry.
Portfolio companies in the business services sector are subject to many risks, including the negative impact of regulation, changing technology, a competitive marketplace and difficulty in obtaining financing. Portfolio companies in the business services industry must respond quickly to technological changes and understand the impact of these changes on customers’ preferences. Adverse economic, business, or regulatory developments affecting the business services sector could have a negative impact on the value of our investments in portfolio companies operating in this industry, and therefore could negatively impact our business and results of operations.
Our investments in the healthcare sector face considerable uncertainties.
Our investments in the healthcare sector are subject to substantial risks. The laws and rules governing the business of healthcare companies and interpretations of those laws and rules are subject to frequent change. Broad latitude is given to the agencies administering those regulations. Existing or future laws and rules could force our portfolio companies engaged in healthcare to change how they do business, restrict revenue, increase costs, change reserve levels and change business practices.
Healthcare companies often must obtain and maintain regulatory approvals to market many of their products, change prices for certain regulated products and consummate some of their acquisitions and divestitures. Delays in obtaining or failing to obtain or maintain these approvals could reduce revenue or increase costs. Policy changes on the local, state and federal level, such as the expansion of the government’s role in the healthcare arena and alternative assessments and tax increases specific to the healthcare industry or healthcare products as part of federal health care reform initiatives, could fundamentally change the dynamics of the healthcare industry.
We are exposed to risks associated with any OID income and PIK interest required to be included in taxable and accounting income prior to receipt of cash representing such income.
Our investments include OID components and PIK interest or PIK dividend components. We are exposed to risks associated with any OID income and PIK interest, including, but not limited to, the following:
•We must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID or other amounts accrued will be included in investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy our annual distribution requirements, even though we will not have received any corresponding cash amount. As a result, we may have to sell some of our investments at times or at prices that would not be advantageous to us, raise additional debt or equity capital or forgo new investment opportunities.
•OID instruments may create heightened credit risks because the inducement to the borrower to accept higher interest rates in exchange for the deferral of cash payments typically represents, to some extent, speculation on the part of the lender.
•Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.
•OID instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral.
•OID instruments generally represent a significantly higher credit risk than coupon loans.
•OID income received by us may create uncertainty about the source of our cash distributions to shareholders. For accounting purposes, any cash distributions to shareholders representing OID or market discount income are not treated as coming from paid-in capital, even though the cash to pay them comes from the offering proceeds. Thus, although a distribution of OID or market discount interest comes from the cash invested by the shareholders, Section 19(a) of the 1940 Act does not require that shareholders be given notice of this fact by reporting it as a return of capital.
•The deferral of PIK interest has a negative impact on liquidity, as it represents non-cash income that may require distribution of cash dividends to shareholders in order to maintain our RIC tax treatment. In addition, the deferral of PIK interest also increases the LTV ratio at a compounding rate, thus, increasing the risk that we will absorb a loss in the event of foreclosure.
•OID and market discount instruments create the risk of non-refundable incentive fee payments to the Adviser based on non-cash accruals that we may not ultimately realize.
We may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.
Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by a portfolio company may adversely and permanently affect the portfolio company. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.
Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.
Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in seeking to:
•increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;

•exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or
•preserve or enhance the value of our initial and overall investment.
We have discretion to make follow-on investments, subject to the availability of capital resources and the limitations of the 1940 Act. Failure on our part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation of a portfolio company. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, prefer other opportunities or are inhibited by compliance with 1940 Act requirements (including our Order) and RIC tax treatment.
We may not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies, which could decrease the value of our investments.
We do not hold controlling equity positions in any of our portfolio companies and do not expect to hold controlling positions in the future. Our debt investments in portfolio companies may provide limited control features such as restrictions, for example, on the ability of a portfolio company to incur additional debt and limitations on a portfolio company’s discretion to use the proceeds of our investment for certain specified purposes. “Control” under the 1940 Act is presumed at more than 25% equity ownership, and also may be present at lower ownership levels where we provide managerial assistance. When we do not acquire a controlling equity position in a portfolio company, we may be subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or shareholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.
Defaults by our portfolio companies will harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, the termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its repayment and other obligations under the loans and other investments we hold. In addition, many of our investments will likely have a principal amount outstanding at maturity, which could result in a substantial loss to us if the borrower is unable to refinance or repay.We may incur expenses to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. This process will require time and resources that, if not resolved quickly and efficiently, could negatively impact our operating results.
Our portfolio companies may incur debt that ranks equally with, or senior to, the loans and other investments we make in such portfolio companies.
Although we expect that most of our investments in our portfolio companies will be secured, some investments may be unsecured and subordinated to substantive amounts of senior indebtedness incurred by our portfolio companies. The portfolio companies in which we invest usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest and such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments on our debt investments. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we make to portfolio companies may be secured on a second-priority basis by the same collateral securing senior secured debt of such companies. The first-priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first-priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second-priority liens after payment in full of all obligations secured by the first-priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second-priority liens, then, to the extent not repaid from the proceeds of the sale of the collateral, we will only have an unsecured claim against the portfolio company’s remaining assets, if any.
The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding also may be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt, including in unitranche transactions. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first-priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first-priority liens:
•the ability to cause the commencement of enforcement proceedings against the collateral;
•the ability to control the conduct of such proceedings;
•the approval of amendments to collateral documents;
•releases of liens on the collateral; and
•waivers of past defaults under collateral documents.
We may not have the ability to control or direct such actions, even if our rights are adversely affected. In addition, a bankruptcy court may choose not to enforce an intercreditor agreement or other agreement with creditors.
We are subject to risks associated with syndicated loans.
From time to time, our investments may consist of syndicated loans. Under the documentation for such loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributes payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a majority or two-thirds in commitments and/or principal amount of the associated indebtedness. In most cases, we do not expect to hold a sufficient amount of the indebtedness to be able to compel any actions by the agent. Accordingly, we may be precluded from directing such actions unless we act together with other holders of the indebtedness. If we are unable to direct such actions, we cannot assure you that the actions taken will be in our best interests.
There is a risk that a loan agent may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by holders of the associated indebtedness, including attempts to realize upon the collateral securing the associated indebtedness and/or direct the agent to take actions against the related obligor or the collateral securing the associated indebtedness and actions to realize on proceeds of payments made by obligors that are in the possession or control of any other financial institution. In addition, we may be unable to remove the agent in circumstances in which removal would be in our best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice.

We are subject to risks associated with our investments in special situation companies.
We may make investments in companies involved in (or the target of) acquisition attempts or tender offers, or companies involved in spin-offs and similar transactions. In any investment opportunity involving any such type of business enterprise, the transaction in which such business enterprise is involved will either be unsuccessful, take considerable time or result in a distribution of cash or a new security, the value of which will likely be less than the purchase price to us of the security or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated transaction does not occur, we may be required to sell our investment at a loss. In connection with such transactions, we may purchase securities on a when-issued basis, which means that delivery and payment take place sometime after the date of the commitment to purchase and are often conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, reorganization or debt restructuring. The purchase price and/or interest rate receivable with respect to a when-issued security are typically fixed when we enter into the commitment, but such securities are subject to changes in market value prior to their delivery.
We may enter into repurchase agreements.
Subject to our investment objective and policies, we may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future for the purchase price plus premium (which often reflects the interests). The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.
The disposition of our investments in private companies may result in contingent liabilities.
We make a number of investments in securities of portfolio companies that are private companies. If we are required or desire to dispose of an investment in a private company, we may be required to make representations about the business and financial affairs of the portfolio company typical of those representations made by an owner in connection with the sale of its business. We also may be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that could result in the satisfaction of funding obligations through our return of distributions previously made to us.
We may not realize gains from our equity investments.
Senior Loan Investments and Junior Capital Investments may be originated alongside smaller-related common equity positions to the same Portfolio Companies. The Fund’s portfolio will also include larger, stand-alone Equity Co-Investments that may or may not be originated alongside or separately from Senior Loan Investments and/or Junior Capital Investments to the applicable Portfolio Company. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.
Inflation may adversely affect the business, results of operations and financial condition of our portfolio companies, which may, in turn, impact the valuation of such portfolio companies.
Certain of our portfolio companies may be impacted by inflation, which may, in turn, impact the valuation of such portfolio companies. If such portfolio companies are unable to pass any increases in their costs along to their customers, it could adversely affect their results and their ability to pay interest and principal on our loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future unrealized losses and therefore reduce our net assets resulting from operations.
We are exposed to risks associated with changes in interest rates.
Because we have borrowed and intend to continue to borrow money to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. From March 2022 to July 2023, the Federal Reserve was periodically raising interest rates to combat inflation and maintained the same benchmark rate from July 2023 to September 2024. While the Federal Reserve cut its benchmark rate in the third quarter of 2024 for the first time since March 2020 and indicated that there may be additional rate cuts in 2024, future reductions to benchmark rates are not certain. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make an investment in our Common Shares less attractive if we are not able to increase our distribution rate, which could reduce the value of our Common Shares. Further, rising interest rates could also adversely affect our performance if such increases cause our borrowing costs to rise at a rate in excess of the rate that our investments yield. It is possible that the Federal Reserve’s tightening cycle could also result in a recession in the United States, which could have a material adverse effect on our business, results of operations and financial condition.
In the current and future periods of rising interest rates, to the extent we borrow money subject to a floating interest rate (such as the Bank of America Credit Facility), our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by our investment portfolio. Further, rising interest rates could also adversely affect our performance if we hold investments with floating interest rates, subject to specified minimum (or “floor”) interest rates, while at the same time engaging in borrowings subject to floating interest rates not subject to such minimums. In such a scenario, rising interest rates may temporarily increase our interest expense, even though our interest income from investments is not increasing in a corresponding manner if market rates remain lower than the existing floor rate.
In a rising interest rate environment, there is also a risk that the Portfolio Companies in which we hold floating rate securities will be unable to pay escalating interest amounts, which could result in a default under their loan documents with us. Rising interest rates could also cause Portfolio Companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In addition, rising interest rates may increase pressure on us to provide fixed rate loans to our Portfolio Companies, which could adversely affect our net investment income, as increases in our cost of borrowed funds would not be accompanied by increased interest income from such fixed-rate investments.

Alternatively, in a prolonged low interest rate environment, including a reduction of base rates, such as SONIA or SOFR, to zero, the difference between the total interest income earned on interest earning assets and the total interest expense incurred on interest bearing liabilities may be compressed, reducing our net interest income and potentially adversely affecting our operating results.

The alternative reference rates that have replaced LIBOR in our credit arrangements and other financial instruments may not yield the same or similar economic results as LIBOR over the life of such transactions.
LIBOR is an index rate that historically was widely used in lending transactions and was a common reference rate for setting the floating interest rate on private loans. LIBOR was typically the reference rate used in floating-rate loans extended to our portfolio companies.
The ICE Benchmark Administration (“IBA”) (the entity that is responsible for calculating LIBOR) ceased providing overnight, one, three, six and twelve months USD LIBOR tenors on June 30, 2023. In addition, the United Kingdom's Financial Conduct Authority (“FCA”), which oversees the IBA, now prohibits entities supervised by the FCA from using LIBOR, including USD LIBOR, except in very limited circumstances.
In the United States, SOFR is the preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. SOFR is published by the Federal Reserve Bank of New York each U.S. Government Securities Business Day, for transactions made on the immediately preceding U.S. Government Securities Business Day. Alternative reference rates that may replace LIBOR, including SOFR for USD transactions, may not yield the same or similar economic results as LIBOR over the lives of such transactions.
As of the date of this prospectus, all of our loans that referenced LIBOR have been amended to reference the forward-looking term rate published by CME Group Benchmark Administration Limited based on the secured overnight financing rate (“CME Term SOFR”). CME Term SOFR rates are forward-looking rates that are derived by compounding projected overnight SOFR rates over one, three, and six months taking into account the values of multiple consecutive, executed, one-month and three-month CME Group traded SOFR futures contracts and, in some cases, over-the-counter SOFR Overnight Indexed Swaps as an indicator of CME Term SOFR reference rate values. CME Term SOFR and the inputs on which it is based are derived from SOFR. Because CME Term SOFR is a relatively new market rate, there will likely be no established trading market for credit agreements or other financial instruments when they are issued, and an established market may never develop or may not be liquid. Market terms for instruments referencing CME Term SOFR rates may be lower than those of later-issued CME Term SOFR indexed instruments. Similarly, if CME Term SOFR does not prove to be widely used, the trading price of instruments referencing CME Term SOFR may be lower than those of instruments indexed to indices that are more widely used.
There can be no guarantee that SOFR will not be discontinued or fundamentally altered in a manner that is materially adverse to the interests of investors in loans referencing SOFR. If the manner in which SOFR or CME Term SOFR is calculated is changed, that change may result in a reduction of the amount of interest payable on such loans and the trading prices of the SOFR Loans. In addition, there can be no guarantee that loans referencing SOFR or CME Term SOFR will continue to reference those rates until maturity or that, in the future, our loans will reference benchmark rates other than CME Term SOFR. Should any of these events occur, our loans, and the yield generated thereby, could be affected. Specifically, the anticipated yield on our loans may not be fully realized and our loans may be subject to increased pricing volatility and market risk.
Our ability to enter into transactions involving derivatives and unfunded commitment transactions may be limited.
In 2020, the SEC adopted Rule 18f-4 under the 1940 Act, which relates to the use of derivatives and other transactions that create future payment or delivery obligations by BDCs (and other funds that are registered investment companies). Under Rule 18f-4, for which compliance was required beginning in August 2022, BDCs that use derivatives are subject to a value-at-risk (“VaR”) leverage limit, certain derivatives risk management program and testing requirements and requirements related to board reporting. These requirements apply unless the BDC qualifies as a “limited derivatives user,” as defined in Rule 18f-4. A BDC that enters into reverse repurchase agreements or similar financing transactions could either (i) comply with the asset coverage requirements of Section 18, as modified by Section 61 of the 1940 Act, when engaging in reverse repurchase agreements or (ii) choose to treat such agreements as derivatives transactions under Rule 18f-4. In addition, under Rule 18f-4, a BDC may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the BDC has a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. If the BDC cannot meet this requirement, it is required to treat the unfunded commitment as a derivatives transaction subject to the aforementioned requirements of Rule 18f-4. Collectively, these requirements may limit our ability to use derivatives and/or enter into certain other financial contracts. We qualify as a “limited derivatives user,” and as a result the requirements applicable to us under Rule 18f-4 may limit our ability to use derivatives and enter into certain other financial contracts. However, if we fail to qualify as a limited derivatives user and become subject to the additional requirements under Rule 18f-4, compliance with such requirements may increase cost of doing business, which could have a material adverse effect on our business, financial condition, results of operations, and cash flows.
We may incur lender liability as a result of our lending activities.
In recent years, a number of judicial decisions have upheld the right of borrowers and others to sue lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has either violated a duty, whether implied or contractual, of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. We may be subject to allegations of lender liability, which could be time-consuming and expensive to defend and result in significant liability.
We may incur liability as a result of providing managerial assistance to our portfolio companies.
In the course of providing significant managerial assistance to certain portfolio companies, certain of our management and trustees may serve as directors on the boards of such companies. To the extent that litigation arises out of investments in these companies, our management and trustees may be named as defendants in such litigation, which could result in an expenditure of our funds, through our indemnification of such officers and trustees, and the diversion of management time and resources.
Economic recessions or downturns could impair our portfolio companies and harm our operating results.
Many of our portfolio companies will be susceptible to economic slowdowns or recessions, including as a result of, among other things, the COVID-19 pandemic, elevated levels of inflation, and a rising interest rate environment, and may be unable to repay our loans during these periods. Therefore, any non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments and could lead to financial losses in our portfolio and a corresponding decrease in revenues, net income and assets.
Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. It is possible that we could become subject to a lender liability claim, including as a result of actions taken if we or the Adviser renders significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, even though we may have structured our investment as senior secured debt, depending on the facts and circumstances, including the extent to which we or the Adviser provided managerial assistance to that portfolio company or otherwise exercise control over it, a bankruptcy court might re-characterize our debt as a form of equity and subordinate all or a portion of our claim to claims of other creditors.
Environmental, social and governance factors may adversely affect our business or cause us to alter our business strategy.
Our business faces increasing public scrutiny related to environmental, social and governance (“ESG”) activities. We risk damage to our brand and reputation if we fail to act responsibly in a number of areas, such as environmental stewardship, corporate governance and transparency, and the consideration of ESG factors in our investment processes. Additionally, we risk damage to our brand and reputation if Churchill fails to originate, underwrite and manage assets on our behalf consistent with its ESG disclosures and practices. Adverse incidents with respect to ESG activities could impact the value of Churchill’s and the Fund’s brand, the cost of our operations, and relationships with investors, all of which could adversely affect our business and results of operations. Additionally, new regulatory initiatives related to ESG could adversely affect our business.
On the other hand, we may similarly face damage to our brand or reputation if we do not adequately address differing stakeholder and regulator perspectives on ESG policies and disclosure. Some stakeholders and regulators have increasingly expressed or pursued opposing views, legislation and investment expectations with respect to ESG initiatives. This divergence increases the risk that any action or lack thereof with respect to ESG matters will be perceived negatively by at least some stakeholders and could adversely impact our reputation and business. Rules, regulations and stakeholder expectations concerning ESG matters have been subject to increased attention and shifting focus in recent years. If Churchill fails or is perceived to fail to comply with applicable rules, regulations and stakeholder expectations, it could negatively impact our reputation and our business results. Regional and investor specific sentiment may differ in what constitutes a material positive or negative ESG corporate practice. There is no guarantee that Churchill’s ESG and sustainability practices will uniformly fit every investor’s definition of best practices for all environmental, social and governance considerations across geographies and investor types. If we do not successfully manage expectations across varied stakeholder interests, it could erode stakeholder trust, impact our reputation and constrain our investment opportunities.

Churchill’s consideration of ESG factors could, to the extent material economic risks or opportunities associated with an investment are identified, cause Churchill to consider taking a different action than may have been taken in the absence of such consideration, which could cause us to perform differently compared to funds or other investors that do not consider such risks and opportunities.

Although Churchill’s view is that considering ESG factors as part of the investment process could potentially enhance or protect the performance of investments over the long-term, Churchill cannot guarantee that any consideration of ESG factors will positively impact the performance of the Fund.

The data we use to make ESG-related determinations may not guarantee that our investments satisfy applicable ESG criteria.

Churchill receives ESG-related data from third parties and evaluates potential investments in part based on third party ESG rating systems. The criteria used in these ratings systems may conflict with actual results and may change frequently. We cannot predict how these third parties will score our portfolio companies nor can we have any assurance that they score our portfolio companies accurately.

The effect of global climate change may impact the operations and valuation of our portfolio companies.
Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition through, for example, decreased revenues, which may, in turn, impact the valuation of such portfolio companies. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions.
In December 2015, the United Nations adopted a climate accord (the “Paris Agreement”), which the United States rejoined in 2021, with the long-term goal of limiting global warming and the short-term goal of significantly reducing greenhouse gas emissions. Additionally, the Inflation Reduction Act of 2022 included several measures designed to combat climate change, including restrictions on methane emissions. As a result, some of our portfolio companies may become subject to new or strengthened regulations or legislation, which could increase their operating costs and/or decrease their revenues, which may, in turn, impact their ability to make payments on our investments.
Risks Related to Churchill and its Affiliates; Conflicts of Interests
We depend upon the senior management of Churchill for our success, and upon the strong referral relationships of the investment professionals of Churchill, Nuveen, Nuveen Leveraged Finance and its affiliates with financial institutions. Any inability to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
We do not have any internal management capacity or employees. We depend on the investment expertise, skill and network of business contacts of the senior investment professionals of Churchill, who evaluate, negotiate, structure, execute, monitor and service our investments in accordance with the terms of the CAM Sub-Advisory Agreement, and the investment professionals of Nuveen Leveraged Finance with respect to our Liquid Investments in accordance with the terms of the NAM Sub-Advisory Agreement. Our success depends to a significant extent on the continued service and coordination of the senior investment professionals of Churchill and Nuveen Leveraged Finance. These individuals may have other demands on their time now and in the future, and we cannot assure you that they will continue to be actively involved in our management. Each of these individuals is not subject to an employment contract with the Fund, and the departure of any of these individuals or competing demands on their time in the future could have a material adverse effect on our ability to achieve our investment objective.
The Adviser, Churchill and Nuveen Asset Management evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the Advisory Agreement, the CAM Sub-Advisory Agreement and the NAM Sub-Advisory Agreement, respectively. We can offer no assurance, however, that the current senior investment professionals of Churchill and Nuveen Leveraged Finance will continue to provide investment advice to us. If these individuals do not maintain their existing relationships with Nuveen and its affiliates and do not develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio or achieve our investment objective.
The Investment Committee that oversees our investment activities is comprised of representatives of both Investment Teams. The Investment Committee consists of Messrs. Kencel, Strife, Linett and Schwimmer. The loss of any member of the Investment Committee or of other Churchill or Nuveen senior investment professionals could negatively impact the Fund’s ability to achieve its investment objective and operate as anticipated. This could have a material adverse effect on our financial condition and results of operations.
Our access to confidential information may restrict our ability to take action with respect to some of our investments, which, in turn, may negatively affect our results of operations.
We, directly or through Churchill, may obtain confidential information about the companies in which we may invest or be deemed to have such confidential information. Churchill may come into possession of material, non-public information through its members, officers, directors, employees, principals or affiliates. The possession of such information may, to our detriment, limit the ability of us and Churchill to buy or sell a security or otherwise to participate in an investment opportunity. In certain circumstances, employees of Churchill may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict our ability to trade in the securities of such companies. For example, if personnel of Churchill come into possession of material non-public information with respect to our investments, such personnel will be restricted by Churchill’s information-sharing policies and procedures or by law or contract from sharing such information with our management team, even where the disclosure of such information would be in our best interests or would otherwise influence decisions taken by the members of the management team with respect to that investment. This conflict and these procedures and practices may limit the freedom of Churchill to enter into or exit from potentially profitable investments for us, which could have an adverse effect on our results of operations. Accordingly, there can be no assurance that we will be able to fully leverage the resources and industry expertise of Churchill in the course of their duties. Additionally, there may be circumstances in which one or more individuals associated with our Adviser will be precluded from providing services to us because of certain confidential information available to those individuals or to other parts of Churchill.
The Adviser and its affiliates, including our officers and some of our Trustees, face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our shareholders.
The Adviser and its affiliates receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. We pay to the Adviser an incentive fee that is based on the performance of our portfolio and a base management fee that is based on the value of our net assets as of the beginning of the first calendar day of the applicable month. Because the incentive fee is based on the performance of our portfolio, the Adviser may be incentivized to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee is determined may also encourage the Adviser to use leverage to increase the return on our investments. Our compensation arrangements could therefore result in our making riskier or more speculative investments than would otherwise be the case. This could result in higher investment losses, particularly during cyclical economic downturns. See “Certain Relationships and Related Party Transactions.”
We may be obligated to pay the Adviser incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

Our Advisory Agreement entitles the Adviser to receive Pre-Incentive Fee Net Investment Income Returns regardless of any capital losses. In such case, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

In addition, any Pre-Incentive Fee Net Investment Income Returns may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. The Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.
There may be conflicts related to obligations that senior investment professionals of Churchill and members of its investment committee have to other clients. There also may be conflicts related to the investment and related activities of TIAA, Nuveen and Churchill and these conflicts could prevent us from making or disposing of certain investments on the terms desired.
The senior investment professionals and members of the investment committee of the Investment Team serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts or other investment vehicles sponsored or managed by Churchill or its affiliates. Similarly, Churchill may have other clients or other accounts with similar, different or competing investment objectives as us. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our shareholders. For example, Messrs. Kencel, Strife, Linett and Schwimmer have and will continue to have management responsibilities for other investment funds, including Nuveen Churchill Direct Lending Corp., a BDC, and NC SLF Inc., a closed-end investment company registered under the 1940 Act, and other accounts or other investment vehicles sponsored or managed by affiliates of Churchill. Churchill seeks to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with their respective allocation policies. In addition, Churchill or its affiliates also earn additional fees related to the securities in which the Fund invests, which may result in conflicts of interests for the senior investment professionals and members of the investment committee making investment decisions. For example, Churchill and its affiliates may act as an arranger, syndication agent or in a similar capacity with respect to securities in which the Fund invests, where Churchill's investment staff sources and arranges financing transactions that may be eligible for investment by its client accounts (including the Fund), and in connection therewith commits to source, arrange and issue such financing instruments as may be required by the related issuer(s). In connection with such sourcing and arranging activity, such issuer(s) agree to pay to Churchill and its affiliates compensation in the form of closing or arrangement fees, which compensation is paid to them at or immediately prior to the funding of such financing, separately from management fees paid by the Fund. Additionally, affiliates of Churchill may act as the administrative agent on credit facilities under which such securities are issued, which may contemplate additional compensation to such affiliates for the service of acting as administrative agent thereunder.
Each of Churchill and Nuveen Asset Management has separate account, fund-of-one or other managed account arrangements in place with TIAA or subsidiaries thereof. Consistent with their respective investment allocation policies and the Order, Churchill and Nuveen Asset Management also may be managing certain securities for the Fund and allocating the same investments to TIAA (or subsidiaries thereof) pursuant to such arrangements, which may lead to conflicts of interest.
In certain instances, it is possible that other entities managed by Churchill or Nuveen Asset Management or a proprietary account of TIAA may be invested in the same or similar loans or securities as held by the Fund, and which may be acquired at different times at lower or higher prices. Those investments also may be in securities or other instruments in different parts of the company’s capital structure that differ significantly from the investments held by the Fund, including with respect to material terms and conditions, including without limitation seniority, interest rates, dividends, voting rights and participation in liquidation proceeds. Consequently, in certain instances these investments may be in positions or interests that are potentially adverse to those taken or held by the Fund. In such circumstances, measures will be taken to address such actual or potential conflicts, which may include, as appropriate, establishing an information barrier between or among the applicable personnel of the relevant affiliated entities (including as between officers of Churchill), requiring recusal of certain personnel from participating in decisions that give rise to such conflicts, or other protective measures as shall be established from time to time to address such conflicts.
Further, an affiliate of TIAA may serve as the administrative or other named agent on behalf of the lenders with respect to investments by the Fund and/or one or more of its affiliates. In some cases, investments that are originated or otherwise sourced by Churchill may be funded by a loan syndicate organized by Churchill or its affiliates. The participants in such loan syndicate (the “Loan Syndicate Participants”), in addition to the Fund and its affiliates may include other lenders and various institutional and sophisticated investors (through private investment vehicles in which they invest). The entity acting as agent may serve as an agent with respect to loans made at varying levels of a borrower’s capital structure. Loan Syndicate Participants may hold investments in the same or distinct tranches in the loan facilities of which the portfolio investment is a part or in different positions in the capital structure under such portfolio investment. As is typical in such agency arrangements, the agent is the party responsible for administering and enforcing the terms of the loan facility, may take certain actions and make certain decisions in its discretion and generally may take material actions only in accordance with the instructions of a designated percentage of the lenders. In the case of loan facilities that include both senior and subordinate tranches, the agent may take actions in accordance with the instructions of the holders of one or more of the senior tranches without any right to vote or consent (except in certain limited circumstances) by the subordinated tranches of such indebtedness. Churchill expects that the portfolio investments held by the Fund and its affiliates may represent less than the amount of debt sufficient to direct, initiate or prevent actions with respect to such loan facility or a tranche thereof of which the Fund’s investment is a part (other than preventing those that require the consent of each lender). As a result of an affiliate of TIAA acting as agent for an agented loan where a Loan Syndicate Participant may own more of the related indebtedness of the obligor or hold indebtedness in a position in the capital structure of an obligor different from that of the Fund and its affiliates, such Loan Syndicate Participants will be in a position to exercise more control with respect to the related loan facility than that which Churchill could exercise on behalf of the Fund, and may exercise such control in a manner adverse to the interests of the Fund.

In addition, TIAA and other client accounts of Churchill, in connection with an advisory relationship with Churchill, may be a limited partner investor in many of the private equity funds that own the portfolio companies in which the Fund will invest or TIAA may otherwise have a relationship with the private equity funds or portfolio companies, which may give rise to certain conflicts or limit the Fund’s ability to invest in such portfolio companies. TIAA (and other private clients managed by Churchill and its affiliates) also may hold passive equity co-investments in such private equity funds or portfolio companies owned by such fund, or in holding companies elsewhere in the capital structure of the private equity fund or portfolio company, which may give rise to certain conflicts for the investment professionals of affiliates of the Adviser when making investment decisions.
Nuveen Asset Management manages our Liquid Investments pursuant to the NAM Sub-Advisory Agreement. Nuveen Asset Management may serve as managing member, adviser or sub-adviser to one or more affiliated private funds or other pooled investment vehicles. Investment professionals associated with Nuveen Asset Management are actively involved in other investment activities not concerning the Fund and will not devote all of their professional time to the affairs of the Fund. For example, Nuveen Asset Management may compete with other affiliates and other accounts for investments for the Fund, subjecting Nuveen Asset Management to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf. In the event that a conflict of interest arises, Nuveen Asset Management will endeavor, so far as it is able, to ensure that such conflict is resolved in a manner consistent with applicable law and its internal policies. There can be no assurance that Nuveen Asset Management will resolve all conflicts of interest in a manner that is favorable to the Fund and any such conflicts of interest could have a material adverse effect on the Fund.
The time and resources that individuals employed by Churchill devote to us may be diverted and we may face additional competition because individuals employed by Churchill are not prohibited from raising money for or managing other entities that make the same types of investments that we target.
The Adviser, Churchill and individuals employed by Churchill are generally not prohibited from raising capital for and managing other investment entities that make the same types of investments as those we target. As a result, the time and resources that these individuals may devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities. We may participate in certain transactions originated by the Adviser or its affiliates under our exemptive relief from the SEC that allows us to engage in co-investment transactions with the Adviser and its affiliates, subject to certain terms and conditions. However, while the terms of the exemptive relief require that the Adviser will be given the opportunity to cause us to participate in certain transactions originated by affiliates of the Adviser, the Adviser may determine that we not participate in those transactions and for certain other transactions (as set forth in guidelines approved by the Board of Trustees) the Adviser may not have the opportunity to cause us to participate. Affiliates of the Adviser, including Churchill, whose primary business includes the origination of investments or investing in non-originated assets, engage in investment advisory business with accounts that compete with us. However, the Adviser will devote such time and attention to our affairs as it determines in its discretion is necessary to carry out our operations effectively. See “Potential Conflicts of Interest.”
Our ability to enter into transactions with our affiliates is restricted, which may limit the scope of investments available to us.
We are prohibited under the 1940 Act from participating in certain transactions with our affiliates, including Nuveen Churchill Direct Lending Corp., NC SLF Inc., and other funds and accounts that the Adviser and its affiliates, including Churchill, manage, without the prior approval of our Independent Trustees and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying any security from such affiliate, absent the prior approval of our Independent Trustees. The 1940 Act also prohibits us from participating in certain “joint” transactions with certain of our affiliates, including Nuveen Churchill Direct Lending Corp., NC SLF Inc., and other funds and accounts that the Adviser and its affiliates, including Churchill, manage, which could include investments in the same portfolio company without prior approval of our Independent Trustees and, in some cases, of the SEC. For example, we are prohibited from buying or selling any security from or to any person (or certain affiliates of a person) who owns more than 25% of our voting securities, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company at the same time as another fund managed by the Adviser or their affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.
We may, however, co-invest with the Adviser and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may co-invest with such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the applicable Adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also co-invest with the Adviser’s or its affiliates’ other clients as otherwise permissible under regulatory guidance, applicable regulations, and the Adviser’s allocation policy, which the Adviser maintains in writing. Under this allocation policy, a portion of each opportunity, which may vary based on asset class and from time to time, is offered to us and similar eligible accounts, as periodically determined by the Adviser. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.
Additionally, Churchill and certain other funds and accounts sponsored or managed by Churchill and their affiliates have been granted the Order by the SEC, which permits the Fund greater flexibility to negotiate the terms of co-investments if the Board of Trustees determines that it would be advantageous for the Fund to co-invest with other accounts sponsored or managed by the Adviser or its affiliates, including Churchill, in a manner consistent with the Fund’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.
In situations where co-investment with other funds managed by one of the Advisers or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer on a differential basis between clients or where the different investments could be expected to result in a conflict between our interests and those of other clients of the Adviser that cannot be mitigated or otherwise addressed pursuant to the policies and procedures of the applicable Adviser, the applicable Adviser must decide which client will proceed with the investment. The Adviser makes these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time (and which takes into consideration the ability of the relevant account(s) to acquire securities in an amount and on terms suitable for the relevant transaction). Moreover, there will be a conflict of interest if we invest in any issuer in which a fund managed by the Adviser or its affiliates, including Nuveen Churchill Direct Lending Corp., NC SLF Inc., and other funds and accounts that the Adviser manages, has previously invested, and in some cases, we will be restricted from making such investment. Similar restrictions limit our ability to transact business with our officers or trustees or their affiliates.
The Adviser, Churchill and Nuveen Asset Management can resign on 120 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
Each of the Adviser, Churchill and Nuveen Asset Management has the right to resign under the Advisory Agreement, the CAM Sub-Advisory Agreement, and the NAM Sub-Advisory Agreement respectively, without penalty at any time upon 120 days’ written notice to us, whether we have found a replacement or not. If the Adviser or Churchill resigns, we may not be able to find a new investment adviser or sub-adviser, respectively, or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 120 days, or at all. If Nuveen Asset Management resigns, we may not be able to find a new sub-adviser or hire internal management with similar expertise to manage our Liquid Investments and ability to provide the same or equivalent services on acceptable terms within 120 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our Common Shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser, Churchill and Nuveen Asset Management and their affiliates. Even if we were able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.
The Administrator can resign on 60 days’ notice from its role as our administrator under the Administration Agreement, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
The Administrator has the right to resign under the Administration Agreement without penalty upon 60 days’ written notice to us, whether we have found a replacement or not. If the Administrator resigns, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our Common Shares may decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by the Administrator. Even if we were able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.
Our Common Shares may be purchased by the Adviser or its affiliates.
The Adviser and its affiliates expect to purchase our Common Shares. The Adviser and its affiliates will not acquire any Common Shares with the intention to resell or re-distribute such Common Shares. The purchase of Common Shares by the Adviser and its affiliates could create certain risks, including, but not limited to, the following:
•the Adviser and its affiliates may have an interest in disposing of our assets at an earlier date so as to recover their investment in our Common Shares; and
•substantial purchases of Common Shares by the Adviser and its affiliates may limit the Adviser’s ability to fulfill any financial obligations that it may have to us or incurred on our behalf.
The recommendations that the Adviser gives to the Fund may differ from those rendered to its other clients.
The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, the Fund even though such other clients’ investment objectives may be similar to the Fund’s, which could have an adverse effect on our business, financial condition and results of operations.
The Investment Team or the Investment Committee may, from time to time, possess material nonpublic information, limiting our investment discretion.
The managing members and the senior origination professionals of Churchill, Nuveen Asset Management, the Investment Team and the senior professionals and members of the Investment Committee may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have a material adverse effect on us.
Soft dollars and research received and conducted on our behalf will be shared by others.

We may bear more or less of the costs of soft dollar or other research than other clients of Churchill, Nuveen Asset Management and each of their respective affiliates who benefit from such products or services. These research products or services may and will also benefit and be used to assist other clients of Churchill and its affiliates.

Research generated for Churchill’s credit strategy on our behalf will be used to benefit other investment strategies of Churchill and its affiliates, including Nuveen Churchill Direct Lending Corp. and NC SLF Inc. and other funds and accounts that Churchill manages. Furthermore, Churchill’s implementation of a credit strategy on our behalf will rely on its affiliates' research efforts to manage the client/fund portfolios of such affiliates.
The compensation we pay to the Adviser and, indirectly, to Churchill and Nuveen Asset Management, will be determined without independent assessment on our behalf, and these terms may be less advantageous to us than if such terms had been the subject of arm’s-length negotiations.
The Advisory Agreement, the CAM Sub-Advisory Agreement and the NAM Sub-Advisory Agreement will not be entered into on an arm’s-length basis with an unaffiliated third party. As a result, the form and amount of compensation we pay the Adviser, and indirectly to Churchill and Nuveen Asset Management to manage our portfolio investments and certain of our Liquid Investments, respectively, may be less favorable to us than they might have been had an investment advisory agreement been entered into through arm’s-length transactions with an unaffiliated third party.
The Intermediary Manager’s influence on this offering gives it the ability to increase the fees payable to the Adviser.
The Adviser is paid a base management fee calculated as a percentage of our net assets and unrelated to net income or any other performance base or measure. The Intermediary Manager, an affiliate of the Adviser will be incentivized to raise more proceeds in this offering to increase our net assets, even if it would be difficult for us to efficiently deploy additional capital, which in turn would increase the base management fee payable to the Adviser.
Because the Intermediary Manager is an affiliate of the Adviser, you will not have the benefit of an independent review of this prospectus customarily performed in underwritten offerings.
The Intermediary Manager is an affiliate of the Adviser and will not make an independent review of us or the offering. Accordingly, you will have to rely on your own broker-dealer to make an independent review of the terms of this offering. If your broker-dealer does not conduct such a review, you will not have the benefit of an independent review of the terms of this offering. Further, the due diligence investigation of us by the Intermediary Manager cannot be considered to be an independent review and, therefore, may not be as meaningful as a review conducted by an unaffiliated broker-dealer or investment banker. You will not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in an underwritten public securities offering. In addition, we do not, and do not expect to, have research analysts reviewing our performance or our securities on an ongoing basis. Therefore, you will not have an independent review of our performance and the value of our Common Shares relative to publicly traded companies.
Risks Related to Business Development Companies
If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC, which would have a material adverse effect on our business, financial condition and results of operations.
As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets. See “Regulation as a Business Development Company—Qualifying Assets.” We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies, which could result in the dilution of our position or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition, results of operations, and cash flows.

Failure to maintain our status as a BDC would reduce our operating flexibility.
If we do not remain a BDC, we might be regulated as a registered closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility. For example, we intend to employ leverage as market conditions permit and at the discretion of the Adviser. Such leverage may arise in the form of borrowings, including loans from certain financial institutions, the issuance of debt securities, repurchase agreement transactions, the issuance of CLOs, and other forms of financial indebtedness. As a BDC, the 1940 Act allows us to borrow up to $2 for every $1 of equity, or an asset coverage ratio of 150%. However, if we are regulated as a registered closed-end investment company under the 1940 Act, we would be subject to asset coverage ratio requirements of 300% for the issuance of debt securities, meaning that for every $1 of debt issued, we would need to have $3 of total assets immediately after such issuance. Such regulations would restrict our ability to execute our investment strategy and thereby reduce our operating flexibility.
Further, as a BDC, we are able to pay the Adviser both a base management fee and incentive fee on income and capital gains as compensation for its efforts. If we were to become regulated as a registered closed-end investment company, we could not pay the Adviser an incentive fee on capital gains unless we restricted sales of our Common Shares to “qualified clients” under the Advisers Act. Such a compensation structure could have the effect of de-incentivizing the Adviser in its efforts to seek and retain the best investment opportunities for us in fulfillment of our strategy.
Finally, as a BDC, we retain greater flexibility to engage in transactions with our affiliates in alignment with the provisions set forth in Section 57 of the 1940 Act. If we were to become regulated as a registered closed-end investment company, we would be subject to the provisions governing transactions with affiliates set forth in Section 17 of the 1940 Act, including prohibitions on transactions with affiliates of the Adviser absent an exemptive order from the SEC. These restrictions would limit our ability to effectuate our investment strategy and potentially hinder our operations and, in turn, our results.
Regulations governing our operation as a BDC affect our ability to and the way in which we raise additional capital.
We may issue debt securities or preferred shares and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted as a BDC to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 150% of total assets less all liabilities and indebtedness not represented by senior securities, immediately after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this requirement. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. This could have a material adverse effect on our operations and we may not be able to make distributions in an amount sufficient to maintain our classification as a RIC, or at all. In addition, issuance of securities could dilute the percentage ownership of our current shareholders in us.
No person or entity from which we borrow money will have a veto power or a vote in approving or changing any of our fundamental policies. If we issue preferred shares, the preferred shares would rank “senior” to Common Shares in our capital structure, preferred shareholders would have separate voting rights on certain matters and might have other rights, preferences or privileges more favorable than those of our shareholders, and the issuance of preferred shares could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our Common Shares or otherwise be in your best interest. Holders of our Common Shares will directly or indirectly bear all of the costs associated with offering and servicing any preferred shares that we issue. In addition, any interests of preferred shareholders may not necessarily align with the interests of holders of our Common Shares and the rights of holders of preferred shares to receive dividends would be senior to those of holders of our Common Shares.
As a BDC, we generally are not able to issue our Common Shares at a price below NAV per share without first obtaining the approval of our shareholders and our Independent Trustees. If we raise additional funds by issuing more Common Shares or senior securities convertible into, or exchangeable for, our Common Shares, then percentage ownership of our shareholders at that time would decrease, and you might experience dilution. We may seek shareholder approval to sell Common Shares below NAV in the future.
We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.
The net proceeds from the sale of Common Shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other expenses. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to create and maintain a broad portfolio of investments and achieve our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders.
We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited by the 1940 Act with respect to the proportion of our assets that may be invested in securities of a single issuer.
We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Our portfolio may be concentrated in a limited number of portfolio companies and industries. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we will not have fixed guidelines for diversification. If we obtain large positions in the securities of a small number of issuers, our NAV is likely to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of such issuer. We also may be more susceptible to any single economic or regulatory occurrence than a diversified investment company. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.
Risks Related to Debt Financing
When we use leverage, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us. Leverage also may adversely affect the return on our assets, reduce cash available for distribution to our shareholders, and result in losses.
The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for loss on invested equity capital. When we use leverage to partially finance our investments, through borrowing from banks and other lenders, shareholders will experience increased risks of investing in our Common Shares. If the value of our assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our shareholders. In addition, our shareholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management fees or incentive fees payable to the Adviser.
We use and intend to continue to use leverage to finance our investments. The amount of leverage that we employ will depend on the Adviser’s and our Board of Trustees' assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to us on favorable terms or at all. However, to the extent that we use leverage to finance our assets, our financing costs will reduce cash available for distributions to shareholders. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.
We generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred shares that we may issue in the future, of at least 150%. If this ratio were to fall below 150%, we could not incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations and investment activities. Moreover, our ability to make distributions to shareholders may be significantly restricted or we may not be able to make any such distributions whatsoever. The amount of leverage that we will employ will be subject to oversight by our Board of Trustees, a majority of whom are Independent Trustees with no material interests in such transactions.
Although leverage has the potential to enhance overall returns that exceed the Fund’s cost of funds, they will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Fund’s cost of funds. In addition, borrowings by the Fund may be secured by the shareholders’ investments as well as by the Fund’s assets and the documentation relating to such transactions may provide that during the continuance of a default under such arrangement, the interests of the holders of shares may be subordinated to the interests of our lenders or debtholders.
Our credit facility and other borrowing arrangements impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our qualification as a RIC under the Code. A failure to renew our facility or to add new or replacement debt facilities or issue additional debt securities or other evidences of indebtedness could have a material adverse effect on our business, financial condition, results of operations and liquidity.
The following table illustrates the effect of leverage on returns from an investment in our shares assuming various annual returns on our portfolio, net of expenses. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Portfolio (Net of Expenses)
	(10)%	(5)%)	0%	5%	10%
Corresponding Return to Common Shareholders(1)	(11.12)%	(6.16)%	(1.16)%	(3.84)%	8.84%
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(1) Based on (i) $1,168 million in total assets as of September 30, 2024, (ii) $348.5 million in outstanding indebtedness at par, as of September 30, 2024, (iii) $776.5 million in net assets as of September 30, 2024 and (iv) an average interest rate, including fees (such as fees on undrawn amounts and amortization of financing costs), on our indebtedness, as of September 30, 2024, of 7.75%.
Provisions in our credit facility may limit our investment discretion.
Our existing and any future credit facilities may be backed by all or a portion of our loans and securities on which the lenders will have a security interest. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any security interests we grant will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, we expect that the custodian for our securities serving as collateral agent for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If we were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of our assets securing such debt, which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In connection with our credit facility, distributions to shareholders may be subordinated to payments required in connection with any indebtedness contemplated thereby.

In addition, any security interests and/or negative covenants required by a credit facility may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, if our borrowing base under a credit facility were to decrease, we may be required to secure additional assets in an amount sufficient to cure any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under a credit facility or make deposits to a collection account, either of which could have a material adverse impact on our ability to fund future investments and to make distributions.
In addition, we may be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There also may be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under a credit facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on our business and financial condition. This could reduce our liquidity and cash flow and impair our ability to grow our business.
Any defaults under a credit facility could adversely affect our business.
In the event we default under a credit facility or other borrowings, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under such borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under such borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.
We may form one or more CLOs, which may subject us to certain structured financing risks.
To finance investments, we may securitize certain of our secured loans or other investments, including through the formation of one or more CLOs, while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity, and selling debt interests in such entity on a non-recourse or limited-recourse basis to purchasers. It is possible that an interest in any such CLO held by us may be considered a “non-qualifying” portfolio investment for purposes of the 1940 Act.
If we create a CLO, we will depend in part on distributions from the CLO’s assets out of its earnings and cash flows to enable us to make distributions to shareholders. The ability of a CLO to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. Also, a CLO may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the CLO may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the CLO’s debt, which could impact our ability to receive distributions from the CLO. If we do not receive cash flow from any such CLO that is necessary to satisfy the annual distribution requirement for maintaining RIC tax treatment, and we are unable to obtain cash from other sources necessary to satisfy this requirement, we may not maintain our qualification as a RIC, which would have a material adverse effect on an investment in the Common Shares.
In addition, a decline in the credit quality of loans in a CLO due to poor operating results of the relevant borrower, declines in the value of loan collateral or increases in defaults, among other things, may force a CLO to sell certain assets at a loss, reducing their earnings and, in turn, cash potentially available for distribution to us for distribution to shareholders. To the extent that any losses are incurred by the CLO in respect of any collateral, such losses will be borne first by us as owner of equity interests in the CLO.

The manager for a CLO that we create may be the Fund, the Adviser or an affiliate, and such manager may be entitled to receive compensation for structuring and/or management services. To the extent the Adviser or an affiliate other than the Fund serves as manager and the Fund is obligated to compensate the Adviser or the affiliate for such services, we, the Adviser or the affiliate will implement offsetting arrangements to assure that we, and indirectly, our shareholders, pay no additional management fees to the Adviser or the affiliate in connection therewith. To the extent we serve as manager, we will waive any right to receive fees for such services from the Fund (and indirectly its shareholders) or any affiliate.
U.S. Federal Income Tax Risks
We will be subject to U.S. federal income tax imposed at corporate rates on our earnings if we are unable to qualify or maintain qualification as a RIC under Subchapter M of the Code.
We have elected, and intend to qualify annually, to be treated as a RIC under Subchapter M of the Code; however, no assurance can be given that we will be able to qualify for and maintain RIC tax treatment. To qualify as a RIC under the Code, we must meet certain requirements, including source-of-income, asset diversification and distribution requirements. The annual distribution requirement applicable to RICs generally is satisfied if we timely distribute at least 90% of our net ordinary taxable income and net short-term capital gains in excess of net long-term capital losses, if any, to our shareholders on an annual basis. We will be subject to U.S. federal income tax imposed at corporate rates on any income that we do not timely distribute. In addition, we will be subject to a 4% nondeductible U.S. federal excise tax to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar year basis. To the extent we use debt financing, we will be subject to certain asset coverage ratio requirements under the 1940 Act and may be subject to financial covenants under loan and credit agreements, each of which could, under certain circumstances, restrict us from making annual distributions necessary to receive RIC tax treatment. If we are unable to obtain cash needed to pay such annual distributions from other sources, we may fail to be taxed as a RIC and, thus, may be subject to U.S. federal income tax imposed at corporate rates on our entire taxable income without regard to any distributions made by us. In order to be taxed as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC tax treatment. Because most of our investments are in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to be taxed as a RIC for any reason and become subject to U.S. federal income tax imposed at corporate rates, the resulting tax could substantially reduce our net assets, the amount of income available for distributions to shareholders and the amount of our distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our shareholders.
We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.
For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as OID, or through contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. OID, which could be significant relative to our overall investment activities, or increases in loan balances as a result of contracted PIK arrangements, will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.
That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, such as OID and PIK interest. If we pay a net investment income incentive fee on interest that has been accrued, but not yet received in cash, it will increase the basis of our investment in that loan, which will reduce the capital gains incentive fee that we would otherwise pay in the future. Nevertheless, if we pay a net investment income incentive fee on interest that has been accrued but not yet received, and if that portfolio company defaults on such a loan, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible.

Because we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirements applicable to RICs. In such a case, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations and sourcings to meet these distribution requirements. If we are not able to obtain such cash from other sources, we may fail to qualify for the tax benefits available to RICs and thus be subject to U.S. federal income tax on our earnings imposed at corporate rates.
Some of our investments may be subject to U.S. federal income tax imposed at corporate rates.
We may invest in certain debt and equity investments through entities that are treated as corporations for U.S. federal income tax purposes and are intended to facilitate our compliance with the requirements to be treated as a RIC under the Code. The taxable income of these subsidiaries will be subject to U.S. federal and state income taxes imposed at corporate rates. We may invest in certain foreign debt and equity investments that could be subject to foreign taxes (such as income tax, withholding and value added taxes).
Our portfolio investments may present special tax issues.
The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its tax treatment as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax at corporate rates.
We cannot predict how new tax legislation will affect us, the Advisers, our investments, or our shareholders, and any such legislation could adversely affect our business.
Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the Internal Revenue Service and the U.S. Treasury Department. There are a number of proposals in Congress that would modify the Code and existing U.S. federal income tax regulations, and there may be other changes proposed by the Trump Administration. The likelihood of any such legislation being enacted is uncertain, but new legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could have adverse consequences, including significantly and negatively affect our ability to qualify for tax treatment as a RIC or otherwise impact the U.S. federal income tax consequences applicable to us and our investors. Investors are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in our shares.

Changes to U.S. tariff and import/export regulations may have a negative effect on our portfolio companies and, in turn, negatively impact us.

There has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. The current U.S. presidential administration, along with the U.S. Congress, has created significant uncertainty about the future relationship between the United States and certain other countries with respect to trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity, and restrict our portfolio companies’ access to suppliers or customers or the cost of such goods and have a material adverse effect on their business, financial condition and results of operations, which in turn could negatively impact us.

Risks Related to an Investment in the Common Shares
We may have difficulty sourcing investment opportunities.
We cannot assure investors that we will be able to locate a sufficient number of suitable investment opportunities to allow us to deploy all investments successfully. In addition, privately-negotiated investments in loans and illiquid securities of private middle market companies require substantial due diligence and structuring, and we cannot assure investors that we will achieve our anticipated investment pace. As a result, investors will be unable to evaluate any future portfolio company investments prior to purchasing our Common Shares. Additionally, the Adviser will select our investments subsequent to this offering, and our shareholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our Common Shares. To the extent we are unable to deploy all investments, our investment income and, in turn, our results of operations, will likely be materially adversely affected.
We face risks associated with the deployment of our capital.
In light of the nature of our continuous offering as well as ongoing and periodic private offerings in relation to our investment strategy and the need to be able to deploy potentially large amounts of capital quickly to capitalize on potential investment opportunities, if we have difficulty identifying investments on attractive terms, there could be a delay between the time we receive net proceeds from the sale of our Common Shares in this offering or any private offering and the time we invest the net proceeds. Our proportion of privately-negotiated investments may be lower than expected. We may also from time to time hold cash pending deployment into investments or have less than our targeted leverage, which cash or shortfall in target leverage may at times be significant, particularly at times when we are receiving high amounts of offering proceeds and/or times when there are few attractive investment opportunities. Such cash may be held in an account for the benefit of our shareholders that may be invested in money market accounts or other similar temporary investments, each of which are subject to the management fees.
In the event we are unable to find suitable investments, such cash may be maintained for longer periods, which would be dilutive to overall investment returns. This could cause a substantial delay in the time it takes for your investment to realize its full potential return and could adversely affect our ability to pay regular distributions of cash flow from operations to you. It is not anticipated that the temporary investment of such cash into money market accounts or other similar temporary investments pending deployment into investments will generate significant interest, and investors should understand that such low interest payments on the temporarily invested cash may adversely affect overall returns. In the event we fail to timely invest the net proceeds of sales of our Common Shares or do not deploy sufficient capital to meet our targeted leverage, our results of operations and financial condition may be adversely affected.
We may have difficulty paying distributions and the tax character of any distributions is uncertain.
We generally intend to distribute substantially all of our available earnings annually by paying distributions on a monthly basis, as determined by the Board of Trustees in its discretion. We cannot assure investors that we will achieve investment results that will allow us to make a specified level of cash distributions (particularly during the early stages of our operations) or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions. In addition, for so long as our credit facility is outstanding, or pursuant to any other credit facility or borrowing facility we enter into in the future, we may be required by its terms to use all payments of interest and principal that we receive from our current investments as well as any proceeds received from the sale of our current investments to repay amounts outstanding thereunder, which could adversely affect our ability to make distributions.
Furthermore, the tax treatment and characterization of our distributions may vary significantly from time to time due to the nature of our investments. The ultimate tax characterization of our distributions made during a taxable year may not finally be determined until after the end of that taxable year. We may make distributions during a taxable year that exceed our investment company taxable income and net capital gains for that taxable year. In such a situation, the amount by which our total distributions exceed our current and accumulated earnings and profits generally would be treated as a return of capital up to the amount of a shareholder’s adjusted tax basis in the shares, with any amounts exceeding such adjusted tax basis treated as a gain from the sale or exchange of such shares. A return of capital generally is a return of a shareholder’s investment rather than a return of earnings or gains derived from our investment activities. Moreover, we may pay all or a substantial portion of our distributions from borrowings or sources other than cash flow from operations in anticipation of future cash flow, which could constitute a return of shareholders’ capital and will lower such shareholders’ adjusted tax basis in our Common Shares, which may result in increased tax liability to shareholders when they sell such Common Shares.
An investment in our Common Shares will have limited liquidity.
Our Common Shares will constitute illiquid investments for which there is not, and will likely not be, a secondary market at any time prior to a public offering and listing of our Common Shares on a national securities exchange. There can be no guarantee that we will conduct a public offering and list our Common Shares on a national securities exchange. Investment in the Fund is suitable only for sophisticated investors and requires the financial ability and willingness to accept the high risks and lack of liquidity inherent in an investment in the Fund. Except in limited circumstances for legal or regulatory purposes, shareholders are not entitled to redeem their Common Shares. Shareholders must be prepared to bear the economic risk of an investment in our Common Shares for an extended period of time.
Certain investors will be subject to Exchange Act filing requirements.
Because our Common Shares will be registered under the Exchange Act, ownership information for any person who beneficially owns 5% or more of our Common Shares will have to be disclosed in a Schedule 13G or other filings with the SEC. Beneficial ownership for these purposes is determined in accordance with the rules of the SEC, and includes having voting or investment power over the securities. In some circumstances, our shareholders who choose to reinvest their dividends may see their percentage stake in the Fund increased to more than 5%, thus triggering this filing requirement. Although we provide in our quarterly financial statements the amount of our outstanding shares and the amount of the investor’s shares, the responsibility for determining the filing obligations and preparing the filing remains with the investor. In addition, owners of 10% or more of our Common Shares are subject to reporting obligations under Section 16(a) of the Exchange Act. Certain investors may be subject to the short-swing profits rules under the Exchange Act.
Our shareholders who hold more than 10% of a class of our Common Shares may be subject to Section 16(b) of the Exchange Act, which recaptures for the benefit of the Fund profits from the purchase and sale of registered stock (and securities convertible or exchangeable into such registered stock) within a six-month period.
Certain ERISA considerations.
We intend to conduct our affairs so that our assets should not be deemed to constitute “plan assets” under ERISA and the Plan Asset Regulations. In this regard, until such time as all classes of our Common Shares are considered “publicly-offered securities” within the meaning of the Plan Asset Regulations, we intend either to (i) limit investment in each class of our Common Shares by “benefit plan investors” to less than 25% of the total value of each class of our Common Shares (within the meaning of the Plan Asset Regulations) and/or (ii) prohibit “benefit plan investors” from acquiring Common Shares that are not a part of a class of Common Shares which are considered “publicly-offered securities”.
If, notwithstanding our intent, the assets of the Fund were deemed to be “plan assets” of any shareholder that is a “benefit plan investor” under the Plan Asset Regulations, this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Fund, and (ii) the possibility that certain transactions in which the Fund might seek to engage could constitute “prohibited transactions” under ERISA and the Code. If a prohibited transaction occurs for which no exemption is available, the Adviser and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the “benefit plan investor” any profit realized on the transaction and/or (ii) reimburse the Covered Plan for any losses suffered by the “benefit plan investor” as a result of the investment. In addition, each disqualified person (within the meaning of Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. The Fiduciary of a “benefit plan investor”

who decides to invest in the Fund could, under certain circumstances, be liable for prohibited transactions or other violations as a result of their investment in the Fund or as co-fiduciaries for actions taken by or on behalf of the Fund or the Adviser. With respect to a “benefit plan investor” that is an individual retirement account (an “IRA”) that invests in the Fund, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiaries, would cause the IRA to lose its tax-exempt status.
Until such time as all the classes of our Common Shares constitute “publicly traded securities” within the meaning of the Plan Asset Regulations, we have the power to (a) exclude any shareholder or potential shareholder from purchasing our Common Shares; (b) prohibit any redemption of our Common Shares; and (c) redeem some or all Common Shares held by any holder if, and to the extent that, our Board of Trustees determines that there is a substantial likelihood that such holder’s purchase, ownership or redemption of Common Shares would result in our assets to be characterized as “plan assets,” for purposes of the fiduciary responsibility or prohibited transaction provisions of ERISA or Section 4975 of the Code, and all Common Shares of the Fund shall be subject to such terms and conditions.
Prospective investors should carefully review the matters discussed under “Restrictions on Share Ownership” and should consult with their own advisors as to the consequences of making an investment in the Fund.
Our Board of Trustees may consider certain mergers.
The Independent Trustees of our Board of Trustees may undertake to approve mergers between us and certain other funds or vehicles. These mergers may involve funds managed by affiliates of the Adviser. The Independent Trustees also may seek to convert the form and/or jurisdiction of organization, including to take advantage of laws that are more favorable to maintaining board control in the face of dissident shareholders.
Shareholders may experience dilution.
All distributions declared in cash payable to shareholders that are participants in our distribution reinvestment plan will generally be automatically reinvested in our Common Shares. As a result, shareholders that do not participate in our distribution reinvestment plan may experience dilution over time.
Holders of our Common Shares will not have preemptive rights to any Common Shares we issue in the future. Our Declaration of Trust allows us to issue an unlimited number of Common Shares. After you purchase Common Shares in this offering, our Board of Trustees may elect, without shareholder approval, to: (1) sell additional Common Shares in this or future public offerings; (2) issue Common Shares or interests in any of our subsidiaries in private offerings; (3) issue Common Shares upon the exercise of the options we may grant to our Independent Trustees or future employees; or (4) subject to applicable law, issue Common Shares in payment of an outstanding obligation to pay fees for services rendered to us. To the extent we issue additional Common Shares after your purchase in this offering, your percentage ownership interest in us will be diluted. Because of these and other reasons, our shareholders may experience substantial dilution in their percentage ownership of our Common Shares or their interests in the underlying assets held by our subsidiaries.
Investing in our Common Shares involves a high degree of risk.
The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our Common Shares may not be suitable for someone with lower risk tolerance.

The NAV of our Common Shares may fluctuate significantly.
The NAV and liquidity, if any, of the market for our Common Shares may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:
•changes in the value of our portfolio of investments as a result of changes in market factors, such as interest rate shifts, and also portfolio specific performance, such as portfolio company defaults, among other reasons;
•changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;
•failure to maintain our qualification as a RIC for U.S. federal income tax purposes;
•distributions that exceed our net investment income and net income as reported according to U.S. GAAP;
•changes in earnings or variations in operating results;
•changes in accounting guidelines governing valuation of our investments;
•any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•departure of the Adviser, Churchill or Nuveen Asset Management or certain of their key personnel;
•general economic trends and other external factors; and
•loss of a major funding source.

ESTIMATED USE OF PROCEEDS
We intend to use the net proceeds from this offering to (1) make investments in accordance with our investment strategy and policies, (2) reduce borrowings and repay indebtedness incurred under various financing agreements we may enter into and (3) fund repurchases under our share repurchase program. Generally, our policy will be to pay distributions and operating expenses from cash flow from operations, however, we are not restricted from funding these items from proceeds from this offering or other sources and may choose to do so, particularly in the earlier part of this offering. For additional information on our borrowings, see “Note 6. Secured Borrowings” of our consolidated financial statements for the nine months ended September 30, 2024 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Bank of America Credit Facility.”
We will seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof, and in any event generally within 90 days of each subscription closing. However, depending on market conditions and other factors, including the availability of investments that meet our investment objective, we may be unable to invest such proceeds within the time period we anticipate. Pending such investment, we may have a greater allocation to syndicated loans or to our Liquid Investment strategy, which include investments in cash or cash equivalents (such as U.S. government securities or certain high quality debt instruments), liquid fixed-income securities and other liquid credit instruments.
We estimate that we will incur approximately $3,750,000 of offering expenses (excluding the shareholder servicing and/or distribution fee) in connection with this offering, or approximately 0.75% of the gross proceeds, assuming maximum gross proceeds of $500,000,000. Nuveen Alternative Holdings advanced (or caused one or more of its affiliates to advance) all of our organization and offering expenses on our behalf through the Escrow Break Date. As of September 30, 2024, Nuveen Alternative Holdings elected to cover approximately $3.3 million of these expenses pursuant to the Expense Support Agreement, which amounts we may be obligated to reimburse Nuveen Alternative Holdings under the terms of the Expense Support Agreement. Any reimbursements will not exceed actual expenses incurred by Nuveen Alternative Holdings.
The following tables sets forth our estimate of how we intend to use the gross proceeds from this offering. Information is provided assuming that the Fund sells the maximum number of shares registered in this offering, or 100 million shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of our shares and the actual number of shares we sell in this offering. The table below assumes that shares are sold at the current offering price of $25.00 per share. Such amount is subject to increase or decrease based upon our NAV per share.
The following tables present information about the net proceeds raised in this offering for each class, assuming that we sell the maximum primary offering amount of $500,000,000. The tables assume that 1/3 of our gross offering proceeds are from the sale of Class S shares, 1/3 of our gross offering proceeds are from the sale of Class D shares and 1/3 of our gross offering proceeds are from the sale of Class I shares. The number of shares of each class sold and the relative proportions in which the classes of shares are sold are uncertain and may differ significantly from what is shown in the tables below. Because amounts in the following tables are estimates, they may not accurately reflect the actual receipt or use of the gross proceeds from this offering. Amounts expressed as a percentage of net proceeds or gross proceeds may be higher or lower due to rounding.
The following table presents information regarding the use of proceeds raised in this offering with respect to Class S shares.

	Maximum Offering of $166,666,667 in Class S Shares
Gross Proceeds(1)	$166,666,667	100.00%
Upfront Sales Load(2)	$5,833,333	3.50%
Organization and Offering Expenses(3)	$1,250,000	0.75%
Net Proceeds Available for Investment	$159,583,334	95.75%

The following table presents information regarding the use of proceeds raised in this offering with respect to Class D shares.

	Maximum Offering of $166,666,667 in Class D Shares
Gross Proceeds(1)	$166,666,667	100.00%
Upfront Sales Load(2)	$2,500,000	1.50%
Organization and Offering Expenses(3)	$1,250,000	0.75%
Net Proceeds Available for Investment	$162,916,667	97.75%
The following table presents information regarding the use of proceeds raised in this offering with respect to Class I shares.

	Maximum Offering of $166,666,667 in Class I Shares
Gross Proceeds(1)	$166,666,667	100.00%
Upfront Sales Load(2)	$—	— %
Organization and Offering Expenses(3)	$1,250,000	0.75%
Net Proceeds Available for Investment	$165,416,667	99.25%
__________________
(1)Gross proceeds includes any upfront sales load that the Intermediary Manager is entitled to receive (including any amounts that may be retained by, or reallowed (paid) to, participating broker-dealers). We intend to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415 under the Securities Act; however, in certain states this offering is subject to annual extensions.
(2)For Class S shares, includes the upfront sales load of 3.50% of the offering price of such shares. For Class D shares, includes the upfront sales load of 1.50% of the offering price of such shares. Amounts presented in the tables are less than 3.50% and 1.50%, as applicable, of gross proceeds because the upfront sales load is calculated as 3.50% and 1.50%, as applicable, of the offering price (which excludes the upfront sales load), which means that the upfront sales load expressed as a percentage of the total investment (including the upfront sales load) is less than 3.50% and 1.50%, as applicable. We will pay the following shareholder servicing and/or distribution fees to the Intermediary Manager, subject to FINRA limitations on underwriting compensation: (a) for Class S shares only, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares and (b) for Class D shares only, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D shares, in each case, payable monthly. The shareholder servicing and/or distribution fees are similar to sales commissions. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. The total amount that will be paid over time for shareholder servicing and/or distribution fees depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments, and is not expected to be paid from sources other than cash flow from operating activities. We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares.
(3)The organization and offering expense numbers shown above represent our estimates of expenses to be incurred by us in connection with this offering and include estimated wholesaling expenses reimbursable by us. See “Plan of Distribution” for examples of the types of organization and offering expenses we may incur.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The discussion and analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and related notes appearing elsewhere in this prospectus. The information in this section contains forward-looking statements, which relate to future events or the future performance or financial condition of Nuveen Churchill Private Capital Income Fund, including its wholly owned subsidiaries (collectively, “we”, “us”, “our”, or the “Fund”) and involves numerous risks and uncertainties, including, but not limited to, those set forth in “Risk Factors” included elsewhere in this prospectus. This discussion should be read in conjunction with the “Forward-Looking Statements” in this prospectus. Actual results could differ materially from those implied or expressed in any forward-looking statements.
Overview
We were formed as a Delaware statutory trust on February 8, 2022. We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We have elected to be treated, and intend to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
Our investment objective is to generate attractive risk-adjusted returns primarily through current income and, secondarily, long-term capital appreciation, by investing in a diversified portfolio of private debt and equity investments in U.S. middle market companies owned by leading private equity firms, which we define as companies with $10 million to $250 million of earnings before interest, taxes, depreciation and amortization (“EBITDA”). We primarily focus on investing in U.S. middle market companies with $10 million to $100 million of EBITDA, which we consider the core middle market.
We primarily invest in first-lien senior secured debt and first-out positions in unitranche loans (collectively “Senior Loan Investments”), as well as junior debt investments, such as second-lien loans, unsecured debt, subordinated debt and last-out positions in unitranche loans (including fixed- and floating-rate instruments and instruments with payment-in-kind income) (“Junior Capital Investments”). Senior Loan Investments and Junior Capital Investments may be originated alongside smaller related common equity positions to the same portfolio companies. Our portfolio also will include larger, stand-alone direct equity co-investments in private-equity backed companies that may or may not be originated alongside or separately from Senior Loan Investments and/or Junior Capital Investments to the applicable portfolio company (“Equity Co-Investments”). We target an investment portfolio consisting, directly or indirectly, of 75% to 90% in Senior Loan Investments, 5% to 25% in Junior Capital Investments and up to 10% in Equity Co-Investments. To support our share repurchase program, we will also invest 5% to 10% of our assets in cash and cash equivalents, liquid fixed-income securities (including broadly syndicated loans) and other liquid credit instruments (“Liquid Investments”). While we seek to achieve the targets described above, the composition of the Fund’s investment portfolio may vary from time to time due to various factors, such as market conditions and the availability of attractive investment opportunities. For example, it is possible that the Fund will from time to time maintain a portfolio exclusively comprised of Senior Loan Investments, Junior Capital Investments or other fixed-income instruments, such as during its initial ramp-up phase.
Churchill PCIF Advisor LLC (the “Adviser”), a wholly owned subsidiary of Churchill Asset Management LLC (“Churchill”), is the Fund’s investment adviser. The Adviser is responsible for the overall management of the Fund’s activities and has delegated substantially all of its daily portfolio management obligations to Churchill pursuant to a sub-advisory agreement by and among the Adviser and Churchill (the “CAM Sub-Advisory Agreement”). Churchill is an indirect subsidiary of Nuveen, LLC (“Nuveen”), the investment management division of Teachers Insurance and Annuity Association of America (“TIAA”). The Adviser and Churchill also have engaged Nuveen Asset Management, LLC ("Nuveen Asset Management", and together with Churchill, the "Sub-Advisers"), acting through its leveraged finance division, to manage certain of its Liquid Investments, subject to the pace and amount of investment activity in the middle market investment program, pursuant to a sub-advisory agreement by and among the Adviser, Churchill, and Nuveen Asset Management (the "NAM Sub-Advisory Agreement").
Churchill NCPCIF CLO-I LLC (“CLO-I”, formerly known as NCPIF SPV I LLC), NCPIF Equity Holdings LLC (“Equity Holdings”), NCPCIF SPV II, LLC (“SPV II”), and NCPCIF SPV III, LLC (“SPV III”) are wholly owned subsidiaries of the Fund and are consolidated in these consolidated financial statements.
On March 31, 2022, prior to our election to be regulated as a BDC under the 1940 Act, TIAA contributed certain portfolio investments to the Fund and SPV I and, in connection therewith, the Fund entered into the Note (as described below) and issued Class I shares to TIAA.

Under our investment advisory agreement with the Adviser (the “Investment Advisory Agreement”), we have agreed to pay the Adviser an annual management fee as well as an incentive fee based on our investment performance. The Adviser and Churchill have engaged their affiliate, Nuveen Asset Management, acting through its leveraged finance division, to manage certain of its Liquid Investments pursuant to the NAM Sub-Advisory Agreement. Under the administration agreement (the “Administration Agreement”) with Churchill BDC Administration LLC (f/k/a Nuveen Churchill Administration LLC), as our administrator (the “Administrator”), we have agreed to reimburse the Administrator for the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including, but not limited to, our allocable portion of the costs of compensation and related expenses of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. The Adviser, Churchill, Nuveen Asset Management, and the Administrator are all affiliates and subsidiaries of Nuveen, the investment management division of TIAA.
Key Components of Our Results of Operations
Investments
Our level of investment activity varies substantially from period to period depending on many factors, including the amount we have available to invest as well as the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity in the middle market, the general economic environment and the competitive environment for the types of investments we make, and other market conditions.
To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. To the extent we qualify as a RIC, we generally will not be subject to U.S federal income tax on any income we timely distribute to our shareholders.
As a BDC, we are required to comply with certain regulatory requirements. For instance, we are generally required to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.
As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the 1940 Act, the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250.0 million. We also must be organized in the United States to qualify as a BDC.
Revenues
We generate revenue primarily in the form of interest income on our Senior Loan Investments, our Junior Capital Investments and our Liquid Investments, and capital gains and dividend income from our Equity Co-Investments in our portfolio companies. Our Senior Loan Investments typically bear interest at a floating rate usually determined on the basis of a benchmark, such as the Secured Overnight Financing Rate (“SOFR”). Our Junior Capital Investments generally include cash paying subordinated debt (including fixed-rate subordinated loans, which may have a portion of PIK income, and floating-rate second-lien term loans), subordinated PIK notes (with no current cash payments) and/or equity securities (with no current cash payments). Our Liquid Investments includes a portfolio of cash and cash equivalents, liquid fixed-income securities (including broadly syndicated loans) and other liquid credit instruments. The principal amount of the debt securities and any accrued but unpaid PIK interest generally will become due at the maturity date. Original Issue discounts and market discounts or premiums will be capitalized, and we will accrete or amortize such amounts as interest income. We will record prepayment premiums on loans and debt securities as interest income.
Dividend income, if any, will be recognized on an accrual basis to the extent that we expect to collect such amounts. In addition, we generate revenue in the form of commitment, loan origination, structuring or diligence fees, fees for providing managerial assistance to our portfolio companies, and possibly consulting fees.
Expenses
Churchill, Nuveen Asset Management and their affiliates are responsible for the compensation and routine overhead expenses allocable to personnel providing investment advisory and management services to the Fund. The Fund will bear all other out-of-pocket costs and expenses of its operations and transactions, including those costs and expenses incidental to the provision of investment advisory and management services to the Fund (such as items (iii) and (iv) listed below).
For the avoidance of doubt, unless the Adviser, Churchill or Nuveen Asset Management elects to bear or waive any of the following costs, the Fund will bear the following costs:
(1)organization of the Fund;
(2)calculating NAV (including the cost and expenses of any independent third-party valuation firm);
(3)expenses, including travel, entertainment, lodging and meal expenses, incurred by the Adviser, Churchill, Nuveen Asset Management, or members of its investment teams, or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Fund’s rights;
(4)fees and expenses incurred by the Adviser (and its affiliates), Churchill (and its affiliates), Nuveen Asset Management (and its affiliates), or the Administrator (or its affiliates) payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Fund and in conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring the Fund’s investments and monitoring investments and portfolio companies on an ongoing basis;
(5)any and all fees, costs and expenses incurred in connection with the incurrence of leverage and indebtedness of the Fund, including borrowings, dollar rolls, reverse purchase agreements, credit facilities, securitizations, margin financing and derivatives and swaps, and including any principal or interest on the Fund’s borrowings and indebtedness (including, without limitation, any fees, costs, and expenses incurred in obtaining lines of credit, loan commitments, and letters of credit for the account of the Fund and in making, carrying, funding and/or otherwise resolving investment guarantees);
(6)offerings, sales, and repurchases of the Common Shares and other securities;
(7)fees and expenses payable under the Intermediary Manager Agreement and selected dealer agreements, if any;
(8)investment advisory fees payable under Section 7 of the Advisory Agreement;
(9)administration fees and expenses, if any, payable under the Administration Agreement (including payments under the Administration Agreement between us and the Administrator, based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including the allocable portion of the cost of the Fund’s chief financial officer and chief compliance officer and their respective staffs);
(10)costs incurred in connection with investor relations and Board relations;
(11)any applicable administrative agent fees or loan arranging fees incurred with respect to portfolio investments by the Adviser, Churchill (and its affiliates), Nuveen Asset Management (and its affiliates), the Administrator or an affiliate thereof;
(12)any and all fees, costs and expenses incurred in implementing or maintaining third-party or proprietary software tools, programs or other technology for the benefit of the Fund (including, without limitation, any and all fees, costs and expenses of any investment, books and records, portfolio compliance and reporting systems, general ledger or portfolio accounting systems and similar systems and services, including, without limitation, consultant, software licensing, data management and recovery services fees and expenses);
(13)transfer agent, dividend agent and custodial fees and expenses;
(14)federal and state registration fees;
(15)all costs of registration and listing the Common Shares on any securities exchange;
(16)federal, state and local taxes;

(17)independent trustees’ fees and expenses, including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the independent trustees;
(18)costs of preparing and filing reports or other documents required by the SEC, FINRA, U.S. Commodity Futures Trading Commission, or other regulators, and all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings related to the Fund’s activities and/or other regulatory filings, notices or disclosures of the Adviser, Churchill, Nuveen Asset Management, and their respective affiliates relating to the Fund and its activities;
(19)costs of any reports, proxy statements or other notices to shareholders, including printing costs;
(20)fidelity bond, trustees’ and officers’/errors and omissions liability insurance, and any other insurance premiums;
(21)direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors, tax preparers and outside legal costs;
(22)proxy voting expenses;
(23)all expenses relating to payments of dividends or interest or distributions in cash or any other form made or caused to be made by the Board to or on account of holders of the securities of the Fund, including in connection with the distribution reinvestment plan or the share repurchase program;
(24)costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Fund’s assets for tax or other purposes;
(25)the allocated costs incurred by the Adviser, Churchill, Nuveen Asset Management, and/or the Administrator in providing managerial assistance to those portfolio companies that request it;
(26)allocable fees and expenses associated with marketing efforts on behalf of the Fund;
(27)all fees, costs and expenses of any litigation involving the Fund or its portfolio companies and the amount of any judgments or settlements paid in connection therewith, Trustee and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification) or extraordinary expense or liability relating to Fund’s affairs;
(28)fees, costs and expenses of winding up and liquidating the Fund’s assets; and
(29)all other expenses incurred by the Fund, the Adviser, Nuveen Asset Management, or the Administrator in connection with administering the Fund’s business.
With respect to (i) above, Nuveen Alternative Holdings LLC (“Nuveen Alternative Holdings”), an affiliate of Nuveen Asset Management, agreed to advance (or cause one or more of its affiliates to advance) all of our organization and offering expenses on our behalf through the Escrow Break Date. Unless Nuveen Alternative Holdings elects to cover such expenses pursuant to the expense support and conditional reimbursement agreement with Churchill (the “Expense Support Agreement”), we may be obligated to reimburse Nuveen Alternative Holdings under the terms of the Expense Support Agreement for such advanced expenses. Any reimbursements will not exceed actual expenses incurred by Nuveen Alternative Holdings.
From time to time, the Adviser, the Administrator or their affiliates may pay third-party providers of goods or services. We will reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on our behalf. From time to time, the Adviser or the Administrator may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our shareholders, subject to the cap on organization and offering expenses described above.

Portfolio and Investment Activity
Portfolio Composition
Our portfolio and investment activity for the three months ended September 30, 2024 and 2023 is presented below (dollar amounts in thousands):

	Three Months Ended September 30,
	2024	2023
Net funded investment activity
New gross commitments at par[1]	$355,603	$73,273
Net investments funded	253,000	66,756
Investments sold or repaid	(76,929)	(11,448)
Net funded investment activity	$176,071	$55,308

Gross commitments at par [1]
First-Lien Debt	$343,599	$64,745
Subordinated Debt	9,473	4,729
Equity Investments	2,531	3,799
Total gross commitments	$355,603	$73,273

Portfolio company activity
Portfolio companies, beginning of period	221	81
Number of new portfolio companies	31	65
Number of exited portfolio companies	(15)	(2)
Portfolio companies, end of period	237	144
Count of investments	392	220
Count of industries	31	27

New Investment Activity
Weighted average annual interest rate on new debt investments at par	9.51%	7.06%
Weighted average annual interest rate on new floating rate debt investments at par	9.46%	6.80%
Weighted average spread on new debt investments at par	4.93%	4.78%
Weighted average annual coupon on new debt investments at par	13.09%	13.29%
_______________
(1)Gross commitments at par includes unfunded investment commitments.

As of September 30, 2024, our portfolio companies had a weighted average reported EBITDA (including all private debt investments and excluding quoted assets) of $82.5 million. Including the quoted assets, our portfolio companies had a weighted average reported EBITDA of $295.9 million. EBITDA amounts are derived from the most recently available portfolio company financial statements and are weighted based on the fair market value of each respective investment as of its most recent valuation.
As of September 30, 2024 and December 31, 2023, our investments consisted of the following (dollar amounts in thousands):

	September 30, 2024			December 31, 2023
	Amortized Cost	Fair Value	% of Fair Value	Amortized Cost	% Fair Value	% of Fair Value
First-Lien Debt	$1,000,323	$994,709	89.84%	$ 402,858	$ 399,882	78.10%
Subordinated Debt (1)	97,329	95,472	8.62%	103,888	101,930	19.90%
Equity Investments	15,702	17,005	1.54%	9,422	10,224	2.00%
Total	$1,113,354	$1,107,186	100.00%	$516,168	$512,036	100.00%
Largest portfolio company investment	$21,039	$21,497	1.94%	$ 10,731	$ 10,986	2.15%
Average portfolio company investment	$4,698	$4,672	0.42%	$ 3,246	$ 3,220	0.63%
_______________
(1)As of September 30, 2024, Subordinated Debt is comprised of second lien term loans and/or second lien notes of $39,478, mezzanine debt of $54,951 and structured debt of $1,043 at fair value, and second lien term loans and/or second lien notes of $40,914, mezzanine debt of $55,372 and structured debt of $1,043 at amortized cost. As of December 31, 2023, Subordinated Debt is comprised of second lien term loans and/or second lien notes of $52,170 and mezzanine debt of $49,760 at fair value, and second lien term loans and/or second lien notes of $53,365 and mezzanine debt of $50,523 at amortized cost.
The industry composition of our portfolio as a percentage of fair value as of September 30, 2024 and December 31, 2023 was as follows:

Industry	September 30, 2024	December 31, 2023
Aerospace & Defense	1.46%	2.07%
Automotive	1.44%	1.10%
Banking, Finance, Insurance, Real Estate	4.29%	1.49%
Beverage, Food & Tobacco	6.85%	10.39%
Capital Equipment	7.32%	4.28%
Chemicals, Plastics & Rubber	2.32%	3.80%
Construction & Building	6.55%	4.78%
Consumer Goods: Durable	1.93%	3.76%
Consumer Goods: Non-durable	3.54%	5.97%
Containers, Packaging & Glass	1.54%	3.49%
Energy: Electricity	1.97%	0.43%
Energy: Oil & Gas	0.87%	3.08%
Environmental Industries	3.90%	3.04%
Forest Products & Paper	0.06%	— %
Healthcare & Pharmaceuticals	9.57%	10.08%
High Tech Industries	9.82%	4.81%
Hotel, Gaming & Leisure	0.33%	0.44%
Media: Advertising, Printing & Publishing	0.89%	1.33%
Media: Broadcasting & Subscription	0.53%	0.80%
Media: Diversified & Production	0.47%	— %
Metals & Mining	0.24%	0.10%
Retail	0.02%	— %
Services: Business	16.18%	16.82%
Services: Consumer	4.78%	5.73%

Sovereign & Public Finance	0.59%	0.77%
Telecommunications	2.88%	2.33%
Transportation: Cargo	3.06%	2.32%
Transportation: Consumer	1.48%	0.78%
Utilities: Electric	2.17%	0.51%
Utilities: Water	0.70%	— %
Wholesale	2.25%	5.50%
Total	100.00%	100.00%
The weighted average yields of our investments as of September 30, 2024 and December 31, 2023 was as follows:

	September 30, 2024	December 31, 2023
Weighted average yield on debt and income producing investments, at cost (1)	10.05%	11.33%
Weighted average yield on debt and income producing investments, at fair value (1)	10.12%	11.44%
Percentage of debt investments bearing a floating rate	92.32%	84.74%
Percentage of debt investments bearing a fixed rate	7.68%	15.26%
_______________
(1)There were no investments on non-accrual status as of September 30, 2024 and December 31, 2023.
As of September 30, 2024, 68.57% and 68.54% of our debt and income producing investments at cost and at fair value, respectively, had interest rate floors that limit the minimum applicable interest rates on such loans. As of December 31, 2023, 73.75% and 73.86% of our debt and income producing investments at cost and at fair value, respectively, had interest rate floors that limit the minimum applicable interest rates on such loans.
The weighted average yield of our debt and income producing securities is not the same as a return on investment for our shareholders, but rather relates to our investment portfolio and is calculated before the payment of all of our and our subsidiary’s fees and expenses. The weighted average yield was computed using the effective interest rates as of each respective date, including accretion of original issue discount, but excluding investments on non-accrual status, if any. There can be no assurance that the weighted average yield will remain at its current level. Total weighted average yields of our debt and income producing investments, at cost, decreased from 11.33% to 10.05% from December 31, 2023 to September 30, 2024. The decrease in weighted average yields was primarily due to the tightening of spreads in newly originated investments made year to date in 2024. We also saw an increase in repricing transactions for existing portfolio investments in the first three quarters of 2024.
As financial markets stabilize and private equity firms become more active in an effort to deploy dry powder and return capital to their investors we are seeing private equity mergers and acquisitions ("M&A") volumes increase, leading to higher levels of demand for middle-market financings. Prepayment activity is also increasing as a result, driven primarily by M&A activity, but also in part by repricing and refinancing while spreads continue to tighten. While prepayments serve as an offset to new transaction activity, we believe that lenders who are well positioned with available liquidity as well as incumbent positions in portfolio companies will benefit from increased levels of activity in the market.
Keeping the macro-economic environment in mind, we are closely monitoring the impacts to our portfolio companies, and we will continue to seek to invest in defensive businesses with low levels of cyclicality and strong levels of free cash flow generation. While we are not seeing signs of a broad-based deterioration in our performance or that of our portfolio companies at this time, there can be no assurance that the performance of certain of our portfolio companies will not be negatively impacted by economic conditions, which could have a negative impact on our future results.

Asset Quality
In addition to various risk management and monitoring tools, we use the Adviser’s investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in our portfolio, with the exception of the Liquid Investments managed by the leveraged finance division of Nuveen Asset Management. Each Investment Team intends to utilize a systematic, consistent approach to credit evaluation, with a particular focus on an acceptable level of debt repayment and deleveraging under a “base case” set of projections (the “Base Case”), which reflects a more conservative estimate than the set of projections provided by a prospective portfolio company (the “Management Case”). The following is a description of the conditions associated with each investment rating:
1.Performing - Superior: Borrower is performing significantly above Management Case.
2.Performing - High: Borrower is performing at or near the Management Case (i.e., in a range slightly below to slightly above).
3.Performing - Low Risk: Borrower is operating well ahead of the Base Case to slightly below the Management Case.
4.Performing - Stable Risk: Borrower is operating at or near the Base Case (i.e., in a range slightly below to slightly above). This is the initial rating assigned to all new borrowers.
5.Performing - Management Notice: Borrower is operating below the Base Case. Adverse trends in business conditions and/or industry outlook are viewed as temporary. There is no immediate risk of payment default and only a low to moderate risk of covenant default.
6.Watch List - Low Maintenance: Borrower is operating below the Base Case, with declining margin of protection. Adverse trends in business conditions and/or industry outlook are viewed as probably lasting for more than a year. Payment default is still considered unlikely, but there is a moderate to high risk of covenant default.
7.Watch List - Medium Maintenance: Borrower is operating well below the Base Case, but has adequate liquidity. Adverse trends are more pronounced than in Internal Risk Rating 6 above. There is a high risk of covenant default, or it may have already occurred. Payments are current, although subject to greater uncertainty, and there is a moderate to high risk of payment default.
8.Watch List - High Maintenance: Borrower is operating well below the Base Case. Liquidity may be strained. Covenant default is imminent or may have occurred. Payments are current, but there is a high risk of payment default. Negotiations to restructure or refinance debt on normal terms may have begun. Further significant deterioration appears unlikely and no loss of principal is currently anticipated.
9.Watch List - Possible Loss: At the current level of operations and financial condition, the borrower does not have the ability to service and ultimately repay or refinance all outstanding debt on current terms. Liquidity is strained. Payment default may have occurred or is very likely in the short term unless creditors grant some relief. Loss of principal is possible.
10.Watch List - Probable Loss: At the current level of operations and financial condition, the borrower does not have the ability to service and ultimately repay or refinance all outstanding debt on current terms. Payment default is very likely or may have already occurred. Liquidity is extremely limited. The prospects for improvement in the borrower’s situation are sufficiently negative that loss of some or all principal is probable.
The Adviser regularly monitors and, when appropriate, changes the investment rating assigned to each investment in our portfolio, excluding Liquid Investments managed by the leveraged finance division of Nuveen Asset Management. Each investment team will review the investment ratings in connection with monthly or quarterly portfolio reviews. Based on a generally uncertain economic outlook in the United States (which includes a possible recession), we have increased oversight and analysis of credits in any vulnerable industries to mitigate any decline in loan performance and reduce credit risk.

The following table shows the investment ratings of the investments in our portfolio (dollar amounts in thousands):

	September 30, 2024				December 31, 2023
	Fair Value(1)	% of Portfolio		Number of Portfolio Companies(1)	Fair Value(1)	% of Portfolio	Number of Portfolio Companies(1)
1	$—	—%	%	—	$ —	—%	—
2	—	—		—	—	—	—
3	68,843	6.22		7	42,066	8.22	7
4	777,682	70.23		137	347,567	67.88	89
5	39,881	3.60		10	61,745	12.06	10
6	20,776	1.88		3	16,554	3.23	3
7	3,049	0.28		1	—	—	—
8	3,556	0.32		1	—	—	—
9	—	—		—	—	—	—
10	—	—		—	—	—	—
Total	$913,787	82.53%		159	$467,932	91.39%	109
_______________
(1)Liquid Investments managed by the leveraged finance division of Nuveen Asset Management are excluded from the investment ratings table. As of September 30, 2024, there were 78 portfolio companies in the Liquid Investments portfolio, which had a total fair value of $193,399 or 17.47% of the portfolio. As of December 31, 2023, there were 50 portfolio companies in the Liquid Investments portfolio, which had a total fair value of $44,104 or 8.61% of the portfolio.
As of September 30, 2024 and December 31, 2023, the weighted average Internal Risk Rating of our investment portfolio was 4.0 and 4.1, respectively.

Results of Operations
For the three and nine months ended September 30, 2024
Operating results for the three and nine months ended September 30, 2024 and 2023 were as follows (dollar amounts in thousands):

	Three Months Ended September 30,
	2024	2023
Investment income:
Non-controlled/non-affiliated company investments:
Interest income	$26,796	$11,496
Payment-in-kind interest income	1,229	573
Dividend income	6	17
Other income	163	100
Total investment income	28,194	12,186

Expenses:
Interest and debt financing expenses	5,867	2,637
Professional fees	480	250
Management fees (See Note 5)	1,404	547
Income based incentive fees (See Note 5)	2,919	1,219
Board of Trustees’ fees	128	128
Administration fees	199	124
Other general and administrative expenses	345	326
Distribution and shareholder servicing fees
Class S	32	—
Class D	11	—
Offering costs	130	187
Total expenses	11,515	5,418
Expense support (See Note 5)	(248)	(212)
Management fees waived (See Note 5)	(703)	(547)
Incentive fees waived (See Note 5)	(2,919)	(1,219)
Net expenses	7,645	3,440
Net investment income (loss)	20,549	8,746
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on non-controlled/non-affiliated company investments	297	67
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated company investments	(278)	252
Income tax (provision) benefit	(138)	—
Total net change in unrealized gain (loss)	(416)	252
Total net realized and change in unrealized gain (loss)	(119)	319

Net increase (decrease) in net assets resulting from operations	$20,430	$9,065

	Nine Months Ended September 30,
	2024	2023
Investment income:
Non-controlled/non-affiliated company investments:
Interest income	$60,422	$31,671
Payment-in-kind interest income	3,127	1,647
Dividend income	65	115
Other income	578	131
Total investment income	64,192	33,564

Expenses:
Interest and debt financing expenses	10,164	7,711
Professional fees	799	665
Management fees (See Note 5)	3,177	712
Income based incentive fees (See Note 5)	7,065	1,592
Board of Trustees’ fees	380	380
Administration fees	565	362
Other general and administrative expenses	1,032	588
Distribution and shareholder servicing fees
Class S	70	—
Class D	23	—
Amortization of offering costs	445	468
Total expenses	23,720	12,478
Expense support (See Note 5)	(609)	(541)
Management fees waived (See Note 5)	(2,257)	(712)
Incentive fees waived (See Note 5)	(7,065)	(1,592)
Net expenses	13,789	9,633
Net investment income (loss)	50,403	23,931
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on non-controlled/non-affiliated company investments	442	685
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated company investments	(2,036)	(1,987)
Income tax (provision) benefit	(142)	—
Total net change in unrealized gain (loss)	(2,178)	(1,987)
Total net realized and change in unrealized gain (loss)	(1,736)	(1,302)

Net increase (decrease) in net assets resulting from operations	$48,667	$22,629
A net increase (decrease) in net assets resulting from operations will vary from period to period as a result of various factors, including the level of new investment commitments, expenses, the recognition of realized gains and losses, and changes in unrealized appreciation and depreciation on the investment portfolio.
Investment Income
On March 31, 2022, prior to the Fund’s election to be regulated as a BDC under the 1940 Act, TIAA contributed certain portfolio investments to the Fund and SPV I. The Fund accrued investment income on this portfolio beginning April 1, 2022.

Investment income increased to $28.2 million and $64.2 million for the three and nine months ended September 30, 2024, respectively, from $12.2 million and $33.6 million for the comparable period in the prior year, respectively, primarily due to increased investment activities driven by an increase in our deployed capital, slightly offset by a decrease in the weighted average yield of our debt and income producing investments as a result of market spread tightening and a decline in SOFR. As of September 30, 2024, the size of our portfolio increased to $1,113.4 million from $451.2 million, as of September 30, 2023, at cost. As of September 30, 2024, the weighted average yield of our debt and income producing investments decreased to 10.05% from 11.49% as of September 30, 2023, at cost, primarily due to overall tightening of spreads in newly originated investments, the refinancing and repricing of existing portfolio companies, and the decline in base interest rates. The shifting environment in base interest rates, such as SOFR and alternate rates, may affect our investment income over the long term. We expect our portfolio will continue to grow as we raise and deploy capital through our offering and our investment income to grow commensurately.
Expenses
Total expenses before expense support and waived fees increased to $11.5 million and $23.7 million for the three and nine months ended September 30, 2024, respectively, from $5.4 million and $12.5 million for the three and nine months ended September 30, 2023, respectively, primarily due to the accrual of the management fee and the income based incentive fee following the Escrow Break Date. Our Adviser agreed to waive 100% of the management fee until June 1, 2024, the expiry of twelve months from the Escrow Break Date, and 50% of the management fee for the period from June 1, 2024 through December 31, 2024. Our Adviser also agreed to waive the income based incentive fee until December 31, 2024.
Interest and debt financing expenses increased for the three and nine months ended September 30, 2024, compared to the three and nine months ended September 30, 2023, primarily due to higher average daily borrowings. The average daily borrowings for the three and nine months ended September 30, 2024 was $302.7 million and $168.2 million, respectively, compared to $128.2 million and $133.9 million for the three and nine months ended September 30, 2023, respectively. The average interest rate for the three and nine months ended September 30, 2024 was 7.29% and 7.75%, respectively, compared to 8.02% and 7.57% for the three and nine months ended September 30, 2023, respectively.
The expense support amount represents the amount of expenses paid on our behalf in accordance with the Expense Support Agreement. These expenses are subject to reimbursement by us in accordance with the terms of the Expense Support Agreement.
Net realized gain (loss) and Net change in unrealized gains (losses) on investments
We had a net realized gain on investments of $297 thousand for the three months ended September 30, 2024 primarily driven by full or partial repayments and sales of certain of our investments compared to a net realized gain of $67 thousand for the three months ended September 30, 2023. For the nine months ended September 30, 2024, we had a net realized gain on investments of $442 thousand primarily driven by full or partial repayments and sales of certain of our investments compared to a net realized gain of $685 thousand for the nine months ended September 30, 2023.
We recorded a net change in unrealized loss of $(0.3) million for the three months ended September 30, 2024, compared to a net unrealized gain of $0.3 million for the three months ended September 30, 2023, which reflects the net change in the fair value of our investment portfolio relative to its cost basis over the period. We recorded a net change in unrealized loss of $(2.0) million for the nine months ended September 30, 2024, compared to a net unrealized loss of $(2.0) million for the nine months ended September 30, 2023, which reflects the net change in the fair value of our investment portfolio relative to its cost basis over the period. The net change in unrealized loss for the three and nine months ended September 30, 2024 was primarily attributable to modest softening of certain of our portfolio companies’ credit metrics offset by tightening in market spreads.

For the Year Ended December 31, 2023 and for the period from February 8, 2022 (inception) through December 31, 2022
Operating results for the year ended December 31, 2023 and for the period from February 8, 2022 (inception) through December 31, 2022 were as follows (dollar amounts in thousands):

	For the Years Ended December 31,
	2023	2022(1)
Investment income:
Non-controlled/non-affiliated company investments:
Interest income	$45,200	$20,741
Payment-in-kind interest income	2,333	1,275
Dividend income	123	—
Other income	178	504
Total investment income	47,834	22,520

Expenses:
Organizational expenses	—	1,081
Interest and debt financing expenses	10,752	4,083
Interest expense on Note (See Note 5)	—	226
Professional fees	762	708
Management fees (See Note 5)	1,292	—
Income based incentive fees (See Note 5)	3,108	—
Board of Trustees’ fees	508	385
Administration fees	517	299
Other general and administrative expenses	682	260
Distribution and shareholder servicing fees
Class S	5	—
Class D	1	—
Offering costs	659	228
Total expenses	18,286	7,270
Expense support (See Note 5)	(750)	(1,558)
Management fees waived (See Note 5)	(1,292)	—
Incentive fees waived (See Note 5)	(3,108)	—
Net expenses	13,136	5,712
Net investment income before excise taxes	34,698	16,808
Excise taxes	31	2
Net investment income (loss)	34,667	16,806
Realized and unrealized gain (loss) on investments:
Net realized gains (losses)	768	(347)
Net change in unrealized gains (losses)	(652)	(3,480)
Income tax (provision) benefit	(61)	—
Total net change in unrealized gain (loss)	(713)	(3,480)
Total net realized and change in unrealized gains (losses)	55	(3,827)
Net increase (decrease) in net assets resulting from operations	$34,722	$12,979
_______________
(1)For the period February 8, 2022 (inception) through December 31, 2022

Investment Income
On March 31, 2022, prior to the Fund’s election to be regulated as a BDC under the 1940 Act, TIAA contributed certain portfolio investments to the Fund and SPV I. The Fund accrued investment income on this portfolio beginning April 1, 2022.
Investment income increased to $47.8 million for the year ended December 31, 2023, from $22.5 million for the comparable period in the prior year, primarily due to increased investment activity and an increase in interest income from higher weighted average interest rates. As of December 31, 2023, the size of our portfolio increased to $516.2 million from $353.0 million, as of December 31, 2022, at cost. As of December 31, 2023, the weighted average yield of our debt and income producing investments increased to 11.33% from 10.84% as of December 31, 2022, at cost, primarily due to increases in base interest rates. We expect our portfolio will continue to grow as we raise and deploy capital through our offering and our investment income to grow commensurately. The shifting environment in base interest rates, such as SOFR and alternate rates, may affect our investment income over the long term.
Expenses
Total expenses before expense support increased to $18.3 million for the year ended December 31, 2023, from $7.3 million for the period February 8, 2022 (inception) through December 31, 2022. Our Adviser has agreed to waive the management fee and the incentive fees until June 1, 2024, the expiry of twelve months from the Escrow Break Date.
Interest and debt financing expenses increased for the year ended December 31, 2023 compared to the year ended December 31, 2022 primarily due to higher average daily borrowings and higher average interest rates. The average daily borrowings for the year ended December 31, 2023 was $136.9 million, compared to $116.2 million for the year ended for the period from February 8, 2022 (inception) through December 31, 2022. The average interest rate for the year ended December 31, 2023 was 7.73% compared to 4.90% for the period February 8, 2022 (inception) through December 31, 2022. We anticipate certain operational expenses to decrease in relation to our income as we continue to ramp up our portfolio.
The expense support amount represents the amount of expenses paid by the Adviser on our behalf in accordance with the Expense Support Agreement. These expenses are subject to reimbursement by us in accordance with the terms of the Expense Support Agreement.
Net realized gain (loss) and Net change in unrealized gains (losses) on investments
We had a net realized gain on investments of $768 thousand for the year ended December 31, 2023 primarily related to realizations and repayments of multiple portfolio companies compared to a net realized loss of $(347) thousand for the period February 8, 2022 (inception) through December 31, 2022.
We recorded a net change in unrealized gains of $(0.7) million for the year ended December 31, 2023, compared to a net unrealized loss of $(3.5) million for the period February 8, 2022 (inception) through December 31, 2022, which reflects the net change in the fair value of our investment portfolio relative to its cost basis over the period. The increase in unrealized gains for the year ended December 31, 2023 compared to the comparable period in 2022 resulted primarily due to the tightening of market spreads.
The unrealized loss for the period February 8, 2022 (inception) through December 31, 2022 was primarily related to the economic uncertainty relating to both macroeconomic and geopolitical factors in the financial markets that, in turn, negatively impacted the valuation of our portfolio investments primarily through a combination of the overall market widening of credit spreads and the modest softening of our portfolio companies' credit metrics.
Financial Condition, Liquidity and Capital Resources
We expect to generate cash primarily from (i) the net proceeds of our offering of Common Shares, (ii) cash flows from income earned from our investments and principal repayments, (iii) proceeds from net borrowings on our Bank of America Credit Facility and CLO debt issuances (discussed further below) and (iv) any future offerings of our equity or debt securities.

Our primary uses of cash will be for (i) investments in portfolio companies in accordance with investment objective and investment strategies and to comply with certain portfolio diversification requirements, (ii) the cost of operations (including paying the Adviser and the Administrator), (iii) cost of any borrowings under our Bank of America Credit Facility or other financing arrangements, (iv) funding repurchases under our share repurchase program, and (v) cash distributions to the holders of our Common Shares. Due to an uncertain economic outlook and current market volatility, we regularly evaluate our overall liquidity position and take proactive steps to maintain that position based on such circumstances.
Cash and cash equivalents as of September 30, 2024, taken together with our available debt, are expected to be sufficient for our investment activities and to conduct our operations in the near term. As of September 30, 2024, we had $182.4 million available borrowings under our Bank of America Credit Facility.
For the nine months ended September 30, 2024, our cash and cash equivalents balance increased by $23.4 million. During that period, $531.9 million was used in operating activities, primarily due to investment purchases of $734.0 million, offset by $141.2 million in repayments and sales of investments in portfolio companies. During the same period, $555.3 million was provided by financing activities, consisting primarily of proceeds from issuance of Common Shares and issuance of secured borrowings of $407.6 million and $702.6 million, respectively, offset by repayments of secured borrowings of $519.9 million.
For the nine months ended September 30, 2023, our cash and cash equivalents balance decreased by $59.4 million. During that period, $44.3 million was used in operating activities, primarily due to investment purchases of $120.3 million, offset by $24.9 million in repayments and sales of investments in portfolio companies. During the same period, $15.1 million was used in financing activities, consisting primarily of proceeds from secured borrowings of $54.3 million, and repayments of secured borrowings of $88.5 million.
Net Worth of Sponsors
The North American Securities Administrators Association (“NASAA”), in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time (the “Omnibus Guidelines”), requires that our affiliates and Adviser, or our Sponsor, as defined under the Omnibus Guidelines, have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of the greater of either $100,000, or 5.0% of the first $20 million of both the gross amount of securities currently being offered in our offering and the gross amount of any originally issued direct participation program securities sold by our affiliates and sponsors within the past 12 months, plus 1.0% of all amounts in excess of the first $20 million. Based on these requirements, our Adviser and its affiliates, while not liable directly or indirectly for any indebtedness we may incur, have an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines Statement of Policy.
Equity
The Fund is authorized to issue an unlimited number of Common Shares. On March 30, 2022, we issued an initial 40 Class I shares to TIAA in connection with our formation. On March 31, 2022, TIAA contributed certain portfolio investments to the Fund in the amount of $296,231 (fair value as of March 31, 2022). In connection therewith, the Fund entered into the Note with TIAA as the lender (as described in Note 5 to the financial statements included elsewhere in this prospectus) and issued to TIAA shares of the Fund's Class I shares of beneficial interest. The Fund fully repaid the balance of the Note to TIAA on June 3, 2022. As of September 30, 2024, TIAA owned 5,929,059 shares of the Fund’s Class I shares of beneficial interest.
As of June 1, 2023 (the “Escrow Break Date”), the Fund had satisfied the minimum offering requirement and the Board authorized the release of proceeds from escrow.

The following table presents transactions in Common Shares during the three months ended September 30, 2024 (dollars in thousands except share amounts):

	Three Months Ended September 30, 2024
	Shares	Amount
CLASS S
Subscriptions	195,340	$4,815
Distributions reinvested	4,809	119
Net increase (decrease)	200,149	$4,934
CLASS D
Subscriptions	176,642	$4,363
Distributions reinvested	10,012	247
Net increase (decrease)	186,654	$4,610
CLASS I
Subscriptions	1,238,921	$30,620
Distributions reinvested	280,755	6,940
Shares repurchases, net of early repurchase deduction	(15,531)	(383)
Net increase (decrease)	1,504,145	$37,177
The following table presents transactions in Common Shares during the nine months ended September 30, 2024 (dollars in thousands except share amounts):

	Nine Months Ended September 30, 2024
	Shares	Amount
CLASS S
Subscriptions	541,452	$13,345
Share transfers between classes	(4,107)	(101)
Distributions reinvested	10,571	261
Net increase (decrease)	547,916	$13,505
CLASS D
Subscriptions	631,751	$15,597
Distributions reinvested	20,991	518
Net increase (decrease)	652,742	$16,115
CLASS I
Subscriptions	15,350,397	$378,684
Share transfers between classes	4,104	101
Distributions reinvested	510,428	12,604
Shares repurchases, net of early repurchase deduction	(40,238)	(980)
Net increase (decrease)	15,824,691	$390,409
The Fund determines NAV for each class of Common Shares as of the last day of each calendar month. Share issuances related to monthly subscriptions are effective the first calendar day of each month. Shares are issued at an offering price equivalent to the most recent NAV per share available for each share class, which will be the prior calendar day NAV per share (i.e. the prior month-end NAV). The following table presents each month-end NAV per share for Class S, Class D, and Class I common shares for the nine months ended September 30, 2024:

	NAV Per Share
For the Month Ended	Class S	Class D	Class I
January 31, 2024	$24.71	$24.73	$24.74
February 29, 2024	$24.72	$24.75	$24.75
March 31, 2024	$24.58	$24.61	$24.62
April 30, 2024	$24.59	$24.63	$24.63
May 31, 2024	$24.60	$24.64	$24.65
June 30, 2024	$24.64	$24.68	$24.69
July 31, 2024	$24.67	$24.71	$24.71
August 31, 2024	$24.70	$24.74	$24.75
September 30, 2024	$24.70	$24.74	$24.75
Distributions
The following table summarizes the Fund’s distributions declared from inception through September 30, 2024 (dollars in thousands, except per share amounts):

			Class S
Declaration Date	Record Date	Payment Date	Distribution per Share	Distribution Amount
October 27, 2023	October 31, 2023	November 28, 2023	$0.233	$9
November 27, 2023	November 30, 2023	December 28, 2023	$0.233	$17
December 28, 2023	December 31, 2023	January 29, 2024	$0.233	$35
January 26, 2024	January 31, 2024	February 28, 2024	$0.233	$51
February 28, 2024	February 29, 2024	March 28, 2024	$0.233	$60
March 28, 2024	March 31, 2024	April 29, 2024	$0.233	$79
April 26, 2024	April 30, 2024	May 28, 2024	$0.183	$70
May 29, 2024	May 31, 2024	June 28, 2024	$0.183	$87
June 28, 2024	June 30, 2024	July 29, 2024	$0.183	$91
July 29, 2024	July 31, 2024	August 28, 2024	$0.183	$96
August 28, 2024	August 31, 2024	September 27, 2024	$0.183	$111
September 27, 2024	September 30, 2024	October 28, 2024	$0.183	$128

			Class D
Declaration Date	Record Date	Payment Date	Distribution per Share	Distribution Amount
October 27, 2023	October 31, 2023	November 28, 2023	$0.245	$2
November 27, 2023	November 30, 2023	December 28, 2023	$0.245	$11
December 28, 2023	December 31, 2023	January 29, 2024	$0.245	$26
January 26, 2024	January 31, 2024	February 28, 2024	$0.245	$39
February 28, 2024	February 29, 2024	March 28, 2024	$0.245	$59
March 28, 2024	March 31, 2024	April 29, 2024	$0.245	$89
April 26, 2024	April 30, 2024	May 28, 2024	$0.195	$90
May 29, 2024	May 31, 2024	June 28, 2024	$0.195	$105
June 28, 2024	June 30, 2024	July 29, 2024	$0.195	$112
July 29, 2024	July 31, 2024	August 28, 2024	$0.195	$127
August 28, 2024	August 31, 2024	September 27, 2024	$0.195	$140
September 27, 2024	September 30, 2024	October 28, 2024	$0.195	$149

			Class I
Declaration Date	Record Date	Payment Date	Distribution per Share		Distribution Amount
September 30, 2022	September 30, 2022	October 28, 2022	$0.870	(1)	$9,170
October 31, 2022	October 31, 2022	November 28, 2022	$0.180		$1,897
November 30, 2022	November 30, 2022	December 28, 2022	$0.190		$2,003
December 31, 2022	December 31, 2022	January 28, 2023	$0.295	(2)	$3,109
January 31, 2023	January 31, 2023	February 28, 2023	$0.200		$2,108
February 28, 2023	February 28, 2023	March 28, 2023	$0.200		$2,108
March 31, 2023	March 31, 2023	April 28, 2023	$0.230		$2,424
April 28, 2023	April 30, 2023	May 26, 2023	$0.240		$2,530
May 25, 2023	May 31, 2023	June 28, 2023	$0.240		$2,530
June 28, 2023	June 30, 2023	July 28, 2023	$0.240		$2,605
July 28, 2023	July 31, 2023	August 28, 2023	$0.270	(3)	$3,081
August 23, 2023	August 31, 2023	September 28, 2023	$0.270	(3)	$3,133
September 29, 2023	September 30, 2023	October 27, 2023	$0.250		$3,070
October 27, 2023	October 31, 2023	November 28, 2023	$0.250		$3,244
November 27, 2023	November 30, 2023	December 28, 2023	$0.250		$3,435
December 28, 2023	December 31, 2023	January 29, 2024	$0.250		$3,523
January 26, 2024	January 31, 2024	February 28, 2024	$0.250		$3,626
February 28, 2024	February 29, 2024	March 29, 2024	$0.250		$3,735
March 28, 2024	March 31, 2024	April 29, 2024	$0.250		$4,661
April 26, 2024	April 30, 2024	May 28, 2024	$0.200		$4,382
May 29, 2024	May 31, 2024	June 28, 2024	$0.200		$5,577
June 28, 2024	June 30, 2024	July 29, 2024	$0.200		$5,685
July 29, 2024	July 31, 2024	August 28, 2024	$0.200		$5,795
August 28, 2024	August 31, 2024	September 27, 2024	$0.200		$5,887
September 27, 2024	September 30, 2024	October 28, 2024	$0.200		$5,985
_______________
(1)Represents monthly distribution of $0.14 per share for each of April 2022, May 2022 and June 2022, and monthly distribution of $0.15 per share for each of July 2022, August 2022 and September 2022.

(2)Comprised of $0.19 regular distribution and $0.105 supplemental distribution attributable to accrued net investment income.
(3)Comprised of $0.25 regular distribution and $0.020 special distribution attributable to accrued net investment income.
Distribution Reinvestment Plan
The Fund has adopted a distribution reinvestment plan, pursuant to which it will reinvest all cash distributions declared by the Board on behalf of its shareholders who do not elect to receive their distributions in cash, except for shareholders in certain states. As a result, if the Board authorizes, and we declare, a cash dividend or other distribution, then our shareholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional Common Shares, rather than receiving the cash dividend or other distribution. Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.
Share Repurchase Program
Beginning with the fiscal quarter ended September 30, 2023, the Fund commenced a share repurchase program in which it intends to repurchase in each quarter, at the discretion of the Board, up to 5% of its Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. The Board, in its sole discretion, may amend, suspend or terminate the share repurchase program if it deems such action to be in the best interest of the Fund’s shareholders. As a result, share repurchases may not be available each quarter, such as when a repurchase offer would place an undue burden on our liquidity, adversely affect the Fund’s operations or risk having an adverse impact on the Fund that would outweigh the benefit of the repurchase offer. Following any such suspension, the Board will consider on at least a quarterly basis whether the continued suspension of the share repurchase program is in the best interest of the Fund and shareholders, and will reinstate the share repurchase program when and if appropriate and subject to its fiduciary duty to the Fund and shareholders. However, our Board is not required to authorize the recommencement of our share repurchase program within any specified period of time. The Fund intends to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Securities Exchange Act and the 1940 Act. All Common Shares purchased by the Fund pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued.
Under the share repurchase program, to the extent the Fund offers to repurchase Common Shares in any particular quarter, the Fund expects to repurchase Common Shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that Common Shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders. The repurchase of the Adviser’s shares, if any, will be on the same terms and subject to the same limitations as other shareholders under the share repurchase program.
Payment for repurchased shares may require us to liquidate portfolio holdings earlier than our Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase our investment-related expenses as a result of higher portfolio turnover rates. Our Adviser intends to take measures, subject to policies as may be established by our Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares. Class I shares owned by TIAA will be subject to the following restrictions. TIAA may submit its Class I shares for repurchase beginning on March 31, 2027. Beginning March 31, 2027, the total amount of TIAA shares eligible for repurchase will be limited to no more than 1.67% of our aggregate NAV per calendar quarter; provided that, if in any quarter the total amount of aggregate repurchase requests of all classes of Common Shares does not exceed the share repurchase program limit of 5% of the aggregate NAV per calendar quarter, these redemption limits on the TIAA shares will not apply for that quarter, and TIAA will be entitled to submit its shares for repurchase up to the overall share repurchase program limits.
For the nine months ended September 30, 2024, approximately 40,238 Class I Common Shares were repurchased. For the nine months ended September 30, 2023, no Common Shares were repurchased.

The following table presents the share repurchases completed for the nine months ended September 30, 2024 (dollars in thousands, except share and per share data):

Offer Date	Class	Tender Offer Expiration	Repurchase Price per share	Repurchased Amount (2)	Shares Repurchased (1)
February 29, 2024	Class I	March 29, 2024	$24.62	$273	11,327
May 30, 2024	Class I	June 28, 2024	$24.69	$324	13,380
August 29, 2024	Class I	September 27, 2024	$24.75	$383	15,531
_______________
(1)All repurchase requests were satisfied in full.
(2)Amounts shown net of Early Repurchase Deduction.
Income Taxes
The Fund has elected to be regulated as a BDC under the 1940 Act. The Fund also intends to qualify annually to be treated as a RIC under the Code. So long as the Fund maintains its RIC tax treatment, it generally will not be subject to U.S federal income tax on any ordinary income or capital gains that it timely distributes to its shareholders as dividends. Rather, any tax liability related to income earned and distributed by the Fund would represent obligations of the Fund’s investors and would not be reflected in the financial statements of the Fund.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing its financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.
To qualify for and maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Fund must distribute to its shareholders, for each taxable year, at least the sum of (i) 90% of its “investment company taxable income” for that year (without regard to the deduction for dividends paid), which is generally its ordinary income plus the excess, if any, of its realized net short-term capital gains over its realized net long-term capital losses and (ii) 90% of its net tax-exempt income.
In addition, based on the excise tax distribution requirements, the Fund is subject to a 4% nondeductible U.S. federal excise tax on undistributed income unless the Fund distributes in a timely manner in each taxable year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in prior years. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax is considered to have been distributed.
Secured Borrowings
See Note 6 to the consolidated financial statements included elsewhere in this prospectus for more information on our secured borrowings.
Bank of America Credit Facility
On April 19, 2022, a wholly owned subsidiary of the Fund entered into a credit agreement with the lenders from time to time parties thereto, Bank of America, N.A., as administrative agent, the Fund, as servicer, U.S. Bank Trust Company, National Association, as collateral administrator, and U.S. Bank National Association, as collateral custodian (the “Bank of America Credit Facility Agreement” and the revolving credit facility thereunder, the “Bank of America Credit Facility”). The Bank of America Credit Facility was amended on October 4, 2022, March 21, 2023, July 16, 2024 and September 19, 2024. The most recent amendment on September 19, 2024, among other things: (i) increased the maximum amount available from $150.0 million to $250.0 million and provides for a further increase to $350.0 million on or about March 19. 2025; (ii) extends the availability period to September 19, 2027; and (iii) extends the maturity date to September 19, 2029.

Borrowings under the Bank of America Credit Facility bear interest based on either (x) an annual rate equal to SOFR determined for any day (“Daily SOFR”) for the relevant interest period, plus an applicable spread, or (y) the highest of (i) the Federal Funds Rate plus an applicable spread, (ii) the Prime Rate in effect for any day and (iii) Daily SOFR plus an applicable spread. Interest is payable monthly in arrears. Advances under the Bank of America Credit Facility are secured by a pool of broadly-syndicated and middle-market loans subject to eligibility criteria and advance rates specified in the Bank of America Credit Facility Agreement. Advances under the Bank of America Credit Facility may be prepaid and reborrowed at any time during the Availability Period (as defined therein), but any termination or reduction of the facility amount is subject to certain conditions.

As of September 30, 2024, the Bank of America Credit Facility bears interest at a rate of Daily SOFR plus 1.93% per annum. Interest is payable monthly in arrears.

On July 16, 2024, SPV II entered into the borrower joinder agreement to become party to the Bank of America Credit Facility Agreement and pledged all of its assets to the collateral agent to secure their obligations under the Bank of America Credit Facility. The Fund and SPV II have made customary representations and warranties and are required to comply with various financial covenants related to liquidity and other maintenance covenants, reporting requirements and other customary requirements for similar facilities.

CLO-I

On July 16, 2024 (the “Closing Date”), the Fund completed a $398.7 million term debt securitization (the “2024 Debt Securitization”). The term debt securitization is also known as a collateralized loan obligation and is a form of secured financing incurred by the Fund.
The notes offered in the 2024 Debt Securitization (the “2024 Notes”) were issued by CLO-I (formerly known as SPV I) (the “2024 Issuer”), a direct, wholly owned, consolidated subsidiary of the Fund, pursuant to an indenture and security agreement, dated as of the Closing Date (the “Indenture”). The 2024 Debt consists of $197.0 million of AAA Class A 2024 Notes, which bear interest at the three-month Term SOFR plus 1.70%; $48.0 million of AA Class B 2024 Notes, which bear interest at the three-month Term SOFR plus 1.95%; $26.0 million of A Class C 2024 Notes, which bear interest at the three-month Term SOFR plus 2.55%; and $92.7 million of Subordinated 2024 Notes, which do not bear interest. The Fund directly owns all of the Subordinated 2024 Notes and as such, these notes are eliminated in consolidation.
As part of the 2024 Debt Securitization, CLO-I also entered into a loan agreement (the “CLO-I Loan Agreement”) on the Closing Date, pursuant to which various financial institutions and other persons which are, or may become, parties to the CLO-I Loan Agreement as lenders (the “Lenders”) committed to make $35.0 million of AAA Class A-L 2024 Loans to CLO-I (the “2024 Loans” and, together with the 2024 Notes, the “2024 Debt”). The 2024 Loans bear interest at the three-month Term SOFR plus 1.70% (the “2024 Class A-L Loans”) and were fully drawn upon the closing of the transaction. Any lender may elect to convert all of the Class A-L 2024 Loans held by such Lenders into Class A 2024 Notes upon written notice to CLO-I in accordance with the CLO-I Loan Agreement.
The 2024 Debt is backed by a diversified portfolio of senior secured and second lien loans. Each of the Indenture and the CLO-I Loan Agreement contain certain conditions pursuant to which loans can be acquired by the 2024 Issuer, in accordance with rating agency criteria or as otherwise agreed with certain institutional investors who purchased the 2024 Debt. Through July 20, 2028, all principal collections received on the underlying collateral may be used by the 2024 Issuer to purchase new collateral under the direction of its collateral manager and in accordance with the Fund’s investment strategy, allowing the Fund to maintain the initial leverage in the 2024 Debt Securitization. The 2024 Notes are due on July 20, 2036 and the 2024 Loans mature on July 20, 2036.
The Fund serves as collateral manager to the 2024 Issuer under a collateral management agreement and waives any management fee due to it in consideration for providing these services.
Contractual Obligations
The following tables show the contractual maturities of the Fund’s debt obligations as of September 30, 2024 and December 31, 2023 (dollar amounts in thousands):

	Payments Due by Period
As of September 30, 2024	Total	Less than 1 Year	1 to 3 years	3 to 5 years	More than 5 Years
Bank of America Credit Facility	$42,500	$—	$—	$42,500	$—
CLO-I	306,000	—	—	—	306,000
Total debt obligations	$348,500	$—	$—	$42,500	$306,000

	Payments Due by Period
As of December 31, 2023	Total	Less than 1 Year	1 to 3 years	3 to 5 years	More than 5 Years
Bank of America Credit Facility	$165,750	$—	$—	$165,750	$—
Total debt obligations	$165,750	$—	$—	$165,750	$—
Related-Party Transactions
We have entered into a number of business relationships with affiliated or related parties, including the following:
•the Advisory Agreement;
•the CAM Sub-Advisory Agreement;
•the NAM Sub-Advisory Agreement;
•the Administration Agreement; and
•the Expense Support Agreement.
In addition to the aforementioned agreements, the SEC has granted an exemptive order (the “Order”) that permits us to participate in negotiated co-investment transactions with certain other funds and accounts sponsored or managed by either of the Adviser and/or their affiliates. Co-investment under the Order is subject to certain conditions therein, including the condition that, in the case of each co-investment transaction, the Board determines that it would be in the Fund’s best interest to participate in the transaction. Neither we nor the affiliated funds are obligated to invest or co-invest when investment opportunities are referred to us or them.
In addition, pursuant to an exemptive order issued by the SEC on April 8, 2020 and applicable to all BDCs through December 31, 2020 (the “Temporary Relief”), BDCs were permitted, subject to the satisfaction of certain conditions, to complete follow-on investments in existing portfolio companies with certain affiliates that are private funds if such private funds did not hold an investment in such existing portfolio company. Without the Temporary Relief, such private funds would not be able to participate in such follow-on investments unless the private funds had previously acquired securities of the portfolio company in a co-investment transaction with the BDC. Although the Temporary Relief expired on December 31, 2020, the SEC’s Division of Investment Management had indicated that until March 31, 2022, it would not recommend enforcement action, to the extent that any BDC with an existing co-investment order continues to engage in certain transactions described in the Temporary Relief, pursuant to the same terms and conditions described therein. The conditional exemptive order is no longer effective; however, on October 14, 2022, the SEC granted the Fund’s request to amend the Order to make the Temporary Relief permanent for the Fund and permit the Fund to complete follow-on investments in its existing portfolio companies with certain affiliates that are private funds if such private funds do not hold an investment in such existing portfolio company.
Expense Support Agreement
We have entered into the Expense Support Agreement with Churchill. The Expense Support Agreement provides that, at such times as it determines, Nuveen Alternative Holdings may pay (or cause one or more of its affiliates to pay) certain expenses of the Fund, including organization and offering expenses, provided that no portion of the payment will be used to pay any interest expense and/or shareholder servicing fees of the Fund (each, an “Expense Payment”). Such Expense Payment will be made in any combination of cash or other immediately available funds no later than forty-five days after a written commitment from Nuveen Alternative Holdings to pay such expense, and/or by an offset against amounts due from us to Nuveen Alternative Holdings.

Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to our shareholders based on distributions declared with respect to record dates occurring in such calendar month (such amount referred to as the “Excess Operating Funds”), we will pay such Excess Operating Funds, or a portion thereof (each, a “Reimbursement Payment”), to Nuveen Alternative Holdings that previously paid such expenses, until such time as all Expense Payments made by such entity within three years prior to the last business day of such calendar quarter have been reimbursed. “Available Operating Funds” means the sum of (i) net investment income (including net realized short-term capital gains reduced by net realized long-term capital losses), (ii) net capital gains (including the excess of net realized long-term capital gains over net realized short-term capital losses) and (iii) dividends and other distributions paid to us on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above). The amount of the Reimbursement Payment for any calendar month will equal the lesser of (i) the Excess Operating Funds in such quarter and (ii) the aggregate amount of all Expense Payments made by Nuveen Alternative Holdings to us within three years prior to the last business day of such calendar quarter that have not been previously reimbursed by us to Nuveen Alternative Holdings.
The Expense Support Agreement provides additional restrictions on the amount of each Reimbursement Payment for any calendar quarter and no Reimbursement Payment will be made for any month if: (1) the annualized rate (based on a 365-day year) of regular cash distributions per share of beneficial interest declared by our Board exclusive of returns of capital, distribution rate reductions due to any fees (including to a transfer agent) payable in connection with distributions, and any declared special dividends or distributions (the “Effective Rate of Distributions Per Share”) declared by us at the time of such Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates, or (2) our Operating Expense Ratio (as defined below) at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relates. The “Operating Expense Ratio” is calculated by dividing Operating Expenses (as defined below), less organizational and offering expenses, base management and incentive fees owed to the Adviser, and interest expense, by our net assets. “Operating Expenses” means all of our operating costs and expenses incurred, as determined in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). Nuveen Alternative Holdings may waive its right to receive all or a portion of any Reimbursement Payment in any particular calendar quarter, so that such Reimbursement Payment may be reimbursable in a future calendar quarter within three years of the date of the applicable Expense Payment.
The Fund’s obligation to make a Reimbursement Payment will automatically become a liability of the Fund on the last business day of the applicable calendar month, except to the extent Churchill has waived the right to receive such payment for the applicable month.
The following table presents a cumulative summary of the expense payments and reimbursement payments since the Fund’s commencement of operations (dollar amounts in thousands):

For the Quarter Ended	Expense Payments by Adviser	Reimbursement Payments to Adviser	Unreimbursed Expense Payments	Effective Rate of Distribution per Share (1)	Reimbursement Eligibility Expiration	Operating Expense Ratio (2)
March 31, 2022	$983	$—	$983	—%	March 31, 2025	0.08%
June 30, 2022	677	—	677	6.62%	June 30, 2025	0.19%
September 30, 2022	379	—	379	7.23%	September 30, 2025	0.21%
December 31, 2022	176	—	176	9.07%	December 31, 2025	0.14%
March 31, 2023	198	—	198	10.22%	March 31, 2026	0.22%
June 30, 2023	113	—	113	11.69%	June 30, 2026	0.22%
September 30, 2023	327	—	327	12.19%	September 30, 2026	0.27%
December 31, 2023	115	—	115	12.13%	December 21, 2026	0.13%
March 31, 2024	31	—	31	12.19%	March 31, 2027	0.12%
June 30, 2024	217	—	217	9.72%	June 30, 2027	0.15%
September 30, 2024	75	—	75	9.70%	September 30, 2027	0.15%
Total	$3,291	$—	$3,291

__________
(1)The effective rate of distribution per share is expressed as a percentage equal to the projected annualized distribution amount as of the end of the applicable period (which is calculated by annualizing the regular monthly cash distributions per share as of such date without compounding), divided by the Fund’s gross offering price per share as of each quarter ended.
(2)The operating expense ratio is calculated by dividing the quarterly operating expenses, less organizational and offering expenses, base management fee and incentive fees owed to Churchill, and interest expense, by the Fund’s net assets as of each quarter end.
Off-Balance Sheet Arrangements
In the ordinary course of its business, the Fund enters into contracts or agreements that contain indemnifications or warranties. Future events could occur which may give rise to liabilities arising from these provisions against us. We believe that the likelihood of such an event is remote; however, the maximum potential exposure is unknown. No accrual has been made in the consolidated financial statements as of September 30, 2024 and December 31, 2023. We may in the future become obligated to fund commitments such as delayed draw commitments, revolvers, and equity investment commitments.
For more information on our off-balance sheet arrangements, commitments and contingencies see Note 7 to the consolidated financial statements in this prospectus.
Critical Accounting Policies and Estimates
The preparation of our consolidated financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ. Our critical accounting policies and estimates, including those relating to the valuation of our portfolio investments, are described below. We consider the most significant accounting policies to be those related to our Valuation of Portfolio Investments, Revenue Recognition, and U.S. Federal Income Taxes, which are described below. The valuation of investments is our most significant critical accounting estimate. The critical accounting policies and estimates should be read in connection with our risk factors as disclosed under the heading “Risk Factors” in this prospectus.
Valuation of Portfolio Investments
Consistent with U.S. GAAP and the 1940 Act, we conduct a valuation of our assets, pursuant to which our net asset value is determined.
Our assets are valued on a quarterly basis, or more frequently if required under the 1940 Act. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund's valuation designee (the “Valuation Designee”) to determine the fair value of the Fund's investments that do not have readily available market quotations, which became effective beginning with the fiscal quarter ended March 31, 2023. Pursuant to the Fund's valuation policy approved by the Board, a valuation committee comprised of employees of the Adviser (the “Valuation Committee”) is responsible for determining the fair value of the Fund's assets for which market quotations are not readily available, subject to the oversight of the Board.
Investments for which market quotations are readily available are typically valued at those market quotations. Market quotations are obtained from independent pricing services, where available. Generally investments marked in this manner will be marked at the mean of the bid and ask of the quotes obtained. To validate market quotations, we utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations.
With respect to investments for which market quotations are not readily available, we or an independent third-party valuation firm engaged by the Valuation Designee, will take into account relevant factors in determining the fair value of our investments, including and in combination of: comparison to publicly traded securities, including factors such as yield, maturity and measures of credit quality; the enterprise value of a portfolio company; the nature and realizable value of any collateral; the portfolio company's ability to make payments and its earnings and discounted cash flows; and the markets in which the portfolio company does business. Investment performance data utilized are the most recently available financial statements and compliance certificates received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information. The independent third-party valuation firm provides a fair valuation report, a description of the methodology used to determine the fair value and their analysis and calculations to support their conclusion.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation.
U.S. GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and transparency of transactions between market participants. Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value. We review pricing and methodologies in order to determine if observable market information is being used, versus unobservable inputs.
Our accounting policy on the fair value of our investments is critical because the determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements express the uncertainty with respect to the possible effect of these valuations, and any change in these valuations, on the consolidated financial statements.
For more information on the fair value hierarchy, our framework for determining fair value and the composition of our portfolio see Note 4 to the consolidated financial statements in this prospectus.
Revenue Recognition
Our revenue recognition policies are as follows:
Net realized gains (losses) on investments: Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method
Investment Income: Interest income, including amortization of premium and accretion of discount on loans are recorded on the accrual basis. We accrue interest income based on the effective yield if we expect that, ultimately, we will be able to collect such income. We may have loans in our portfolio that contain payment-in-kind (“PIK”) income provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity.
Dividend income on preferred equity securities is recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.
Other income may include income such as consent, waiver, amendment, unused, and prepayment fees associated with our investment activities as well as any fees for managerial assistance services rendered by us to our portfolio companies. Such fees are recognized as income when earned or the services are rendered.
Non-accrual: Generally, if a payment default occurs on a loan in the portfolio, or if management otherwise believes that the issuer of the loan will not be able to make contractual interest payments or principal payments, Churchill will place the loan on non-accrual status and we will cease recognizing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed to be collectible even though we remain contractually entitled to this interest. We may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. Accrued interest is written off when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated.
U.S. Federal Income Taxes
We have elected to be regulated as a BDC under the 1940 Act. We have elected, and intend to qualify annually, to be treated as a RIC under the Code. So long as we maintain our qualification as a RIC, we generally will not be subject to U.S. federal income tax on any ordinary income or capital gains that we timely distribute at least annually to our shareholders as dividends. As a result, any tax liability related to income earned and distributed by us represents obligations of our shareholders and will not be reflected in our consolidated financial statements.

We evaluate tax positions taken or expected to be taken in the course of preparing our financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reversed and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.
Our accounting policy on income taxes is critical because if we are unable to maintain our status as a RIC, we would be required to record a provision for U.S. federal income taxes which may be significant to our financial results.
Contractual Obligations
We have entered into the Advisory Agreement with the Adviser to provide us with investment advisory services and the Administration Agreement with the Administrator to provide us with administrative services. Payments for investment advisory services under the Advisory Agreement and reimbursements under the Administration Agreement.
We have entered into the Bank of America Credit Facility and intend to establish additional credit facilities or enter into other financing arrangements in the future to facilitate investments and the timely payment of our expenses. It is anticipated that any such credit facilities will bear interest at floating rates at to-be-determined spreads, such as SOFR. We cannot assure shareholders that we will be able to enter into a credit facility on favorable terms or at all. In connection with a credit facility or other borrowings, lenders may require us to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and may ask to comply with positive or negative covenants that could have an effect on our operations.
Promissory Note
On March 31, 2022, we entered into a promissory note (the “Note”) with TIAA as the lender. The Note is issued under the Purchase and Sales Agreement dated as of March 31, 2022, by and among the Fund, SPV I and TIAA in connection with the contribution of portfolio investments by TIAA to the Fund and SPV I. The principal amount of the Note equals (i) the fair value of portfolio investments contributed as of March 31, 2022, minus (ii) $263.5 million. The Note was due to mature on March 30, 2023, with an interest rate of 4% per annum on the unpaid principal amount, compounded quarterly.
On June 3, 2022, the Fund fully repaid the balance on the Note to TIAA which was comprised of $32.7 million and $0.2 million of principal and interest, respectively.
Recent Developments
Distributions
On October 28, 2024, the Board declared regular distributions for each class of the Common Shares in the amounts per share set forth below. The distributions for each class of Common Shares were payable on November 26, 2024 to shareholders of record as of October 31, 2024.

	Gross Distribution	Shareholder Servicing Fee	Net Distribution
Class I Common Shares	$0.200	$—	$0.200
Class S Common Shares	$0.200	$0.017	$0.183
Class D Common Shares	$0.200	$0.005	$0.195
On November 26, 2024, the Board declared regular distributions for each class of the Common Shares in the amounts per share set forth below. The distributions for each class of Common Shares were payable on December 27, 2024 to shareholders of record as of November 30, 2024.

	Gross Distribution	Shareholder Servicing Fee	Net Distribution
Class I shares	$0.200	$—	$0.200
Class S shares	$0.200	$0.017	$0.183
Class D shares	$0.200	$0.005	$0.195
On December 26, 2024, the Board declared regular distributions for each class of the Common Shares in the amount per share set forth below. The regular distributions are payable to shareholders of record as of December 31, 2024 and the payment date is on January 28, 2025.

	Gross Regular Distributions	Gross Supplemental Distributions	Gross Total Distributions	Shareholder Servicing Fee	Net Total Distributions
Class I shares	$0.200	$0.020	$0.220	$—	$0.220
Class S shares	$0.200	$0.020	$0.220	$0.018	$0.202
Class D shares	$0.200	$0.020	$0.220	$0.005	$0.215
On January 29, 2025, the Board declared regular distributions for each class of the Common Shares in the amount per share set forth below. The regular distributions are payable to shareholders of record as of January 31, 2025 and the payment date is on or about February 28, 2025.

	Gross Regular Distributions	Shareholder Servicing Fee	Net Total Distributions
Class I shares	$0.200	$—	$0.200
Class S shares	$0.200	$0.017	$0.183
Class D shares	$0.200	$0.005	$0.195

Subscriptions

The Fund received approximately $98.8 million in net proceeds, inclusive of distribution reinvested through the Fund’s distribution reinvestment plan, relating to the issuance of Class I shares, Class S shares, and Class D shares as of January 31, 2025.

Purchase and Sale Agreement

On December 11, 2024, the Fund completed its previously announced acquisition (the “Transaction”) of substantially all of the assets of Nuveen Churchill Private Credit Fund (“NCPCF”). The Transaction was completed pursuant to a purchase and sale agreement, dated October 23, 2024 (the “Purchase Agreement”) by and between the Fund and NCPCF. The Board of each of the Fund and NCPCF, including a majority of the trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund and NCPCF (the “Independent Trustees”), approved the Purchase Agreement and the transactions contemplated thereby, including the Transaction, consistent with the requirements pursuant to Rule 17a-8 under the 1940 Act. In addition, the Purchase Agreement and the transactions contemplated thereby, including the Transaction, were approved by NCPCF’s shareholders at a virtual shareholder meeting held on December 5, 2024.

Prior to NCPCF’s filing of a Notification of Withdrawal of Election on Form N-54C on December 13, 2024, the Fund and NCPCF were affiliated BDCs externally managed by the Adviser and Churchill, respectively. Churchill also serves as a Sub-Adviser to the Fund under the CAM Sub-Advisory Agreement, pursuant to which the Adviser has delegated substantially all of its daily portfolio management obligations under the Advisory Agreement to Churchill. Further, the same individuals who serve as trustees on the Fund’s Board also served as trustees on NCPCF’s Board, except that the Fund’s Board includes two additional Independent Trustees who did not serve on NCPCF’s Board.

Pursuant to the Purchase Agreement, at the Effective Time (as defined in the Purchase Agreement), the Fund delivered to NCPCF an aggregate purchase price of $220,977,302, equal to the net asset value of NCPCF as of December 9, 2024, at which time NCPCF sold, transferred, assigned and conveyed to the Fund substantially all of its assets, and the Fund assumed all of NCPCF’s liabilities, including $281,500,000 of indebtedness outstanding under NCPCF’s credit facility.

Amendment No. 2 to Administration Agreement
On October 30, 2024, the Board, including all of the Independent Trustees, approved Amendment No. 2 (the “Administration Agreement Amendment”) to the Administration Agreement by and between the Fund and the Administrator. The Fund and the Administrator entered into the Administration Agreement Amendment as a result of comments issued by a state securities regulator in connection with its “blue sky” review of the Fund’s offering. The Administration Agreement Amendment (i) clarifies that certain expenses of the Administrator that are not allocable to the Fund are not reimbursable by the Fund to the Administrator and (ii) provides that the Administrator will not be entitled to indemnification for any loss or liability to the Fund or its shareholders unless certain conditions set forth in the NASAA Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time (the “Omnibus Guidelines”) are satisfied, including that the loss or liability was not the result of negligence or misconduct.

Sixth Amended and Restated Declaration of Trust

On October 30, 2024, the Board, including all of the Independent Trustees, approved an amendment and restatement of the Fund’s Fifth Amended and Restated Declaration of Trust (the “Sixth Amended and Restated Declaration of Trust”). The Fund adopted the Sixth Amended and Restated Declaration of Trust as a result of comments issued by a state securities regulator in connection with its “blue sky” review of the Fund’s offering. Consistent with the Administration Agreement Amendment, the Sixth Amended and Restated Declaration of Trust clarifies that certain expenses of the Administrator that are not allocable to the Fund are not reimbursable by the Fund in order to conform with the Omnibus Guidelines. The Sixth Amended and Restated Declaration of Trust became effective immediately.

INVESTMENT OBJECTIVE AND STRATEGIES
The Fund’s investment objective is to provide investors with attractive risk-adjusted returns primarily through current income and, secondarily, long-term capital appreciation, by investing in a diversified portfolio of private debt and equity investments in U.S. middle market companies owned by leading private equity firms. We primarily invest in Senior Loan Investments, as well as Junior Capital Investments. Senior Loan Investments and Junior Capital Investments may be originated alongside smaller related common equity positions to the same portfolio companies. Our portfolio also will include larger, stand-alone direct Equity Co-Investments that may or may not be originated alongside or separately from Senior Loan Investments and/or Junior Capital Investments to the applicable portfolio company. To support our share repurchase program, we also generally will invest 5% - 10% of our assets in Liquid Investments, comprised of a portfolio of cash and cash equivalents, liquid fixed-income securities (including broadly syndicated loans) and other liquid credit instruments.
Senior Loan Investments typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, such as SOFR, plus a premium. “Unitranche” loans are those Senior Loan Investments that typically have a first-lien on all assets of the borrower but provide leverage levels comparable to a combination of first-lien and second-lien or subordinated loans. The Fund also makes direct investments in second-lien loans, unsecured debt, subordinated debt, last-out positions in unitranche loans and smaller equity strips originated alongside debt investments. Junior Capital Investments will include cash paying subordinated debt (including fixed-rate subordinated loans, which may have a portion of PIK income, and floating-rate second-lien term loans), subordinated PIK notes (with no current cash payments) and/or equity securities (with no current cash payments). Senior Loan Investments and Junior Capital Investments may be originated alongside smaller related common equity positions to the same Portfolio Companies. Our portfolio also will include larger, stand-alone direct Equity Co-Investments in private-equity backed companies that may or may not be originated alongside or separately from Senior Loan Investments and/or Junior Capital Investments. The investments acquired by the Fund are collectively referred to as “Portfolio Investments.” “Portfolio Company” means an entity in which a Portfolio Investment is made.
The Fund expects to target an investment portfolio consisting, directly or indirectly, of 75% to 90% in Senior Loan Investments, 5% to 25% in Junior Capital Investments and up to 10% in Equity Co-Investments. While we will seek to achieve the targets described above, the composition of the Fund’s investment portfolio may vary from time to time due to various factors, such as market conditions and the availability of attractive investment opportunities. For example, it is possible that the Fund will from time to time maintain a portfolio exclusively comprised of Senior Loan Investments, Junior Capital Investments or other fixed-income instruments, such as during its initial ramp-up phase.
The Fund seeks to partner with strong management teams executing long-term growth strategies. Target Portfolio Companies in Senior Loan Investments and Junior Capital Investments will typically exhibit some or all of the following characteristics:
•EBITDA of $10 million - $250 million, with a focus on EBITDA of $10 million - $100 million;
•sustainable leading positions in their respective markets;
•scalable revenues and operating cash flow;
•experienced management teams with successful track records and the ability to successfully operate in a leveraged environment and to adapt to challenging economic or business conditions;
•strong recurring revenue or “re-occurring” revenue, with good visibility of backlog and revenue;
•stable, predictable cash flows with low technology and market risks;
•diversified product offering and customer base;
•low capital expenditure requirements;

•a North American base of operations with a significant U.S. presence;
•strong customer relationships;
•products, services or distribution channels having distinctive competitive advantages; and
•defensible niche strategy or other barriers to entry.
While Churchill believes that the criteria listed above are important in identifying and investing in prospective Portfolio Companies, not all of these criteria necessarily will be met by each prospective Portfolio Company. In addition, subject to its Declaration of Trust and Bylaws (as amended and restated from time to time, the “Bylaws”), the Fund may change its investment objective and/or investment criteria over time without notice to or consent from shareholders.
Overview of Market Opportunity
We believe that the private U.S. middle market is an attractive target market in terms of its size, investment opportunities and the trends supporting private equity ownership and direct lending investment within the space based on the following factors:
Large, Resilient and Attractive Addressable Market
The U.S. middle market is comprised of nearly 200,000 companies and serves as the primary source of deal flow for private credit providers.3 These middle market businesses collectively generate annual revenues in excess of $10 trillion, which represents approximately one-third of private sector gross domestic product (GDP)4 in the United States. If it were a standalone economy, the U.S. middle market would be the third largest economy in the world based on GDP.4 Within the middle market sector, we focus on the segment that includes companies with $10 million to $100 million of EBITDA because we believe these middle market companies generally are well-positioned to withstand economic downturns due to resilient revenue streams, access to supportive capital, and multiple value creation opportunities to enhance business models and professionalize operations to drive higher growth rates. We believe this market segment has historically been underserved by traditional and other financial institutions, creating an attractive and compelling investment opportunity for direct lenders like us. Less than 5% of the approximately 200,000 U.S. middle market companies have private equity backing, implying opportunity for further investment by private equity funds and debt financing by private credit providers that we believe may benefit us.5
Robust, Growing Demand for Private Credit
We believe the demand for private credit in the U.S. middle market meaningfully outpaces supply. As of December 31, 2024, U.S. private equity firms had over $1 trillion in uninvested private equity capital available for investment, or dry powder.6 Private equity firms are expected to be highly motivated to deploy this uninvested capital before the end of their investment periods, typically three to five years. Assuming a capitalization of 50% equity in a typical leveraged buyout transaction, this equates to over $1 trillion in new financing demand over the next several years as this private equity capital is deployed. This demand meaningfully outpaces the over $185 billion of uninvested U.S. middle market private debt capital as of December 31, 2024, representing an approximately $815 billion dry powder gap for private debt capital.7 In other words, the current amount of private equity dry powder is over five times the current amount of private debt dry powder. We believe U.S. middle market companies will con
3 Source: World Economic Outlook Database; Middle Market assumption based on the definition by National Center for the Middle Market.
4 Source: World Bank Open Data Database as of December 31, 2023; Middle Market assumption based on the definition by National Center for the Middle Market as of June 30, 2024.
5 Source: Rothschild & Co, Why the US Middle Market is Attractive for Private Equity Investors (Sept. 20, 2022).
6 Source: Uninvested Private Equity Capital from Pitchbook PE VC Fundraising Mid-Year, data as of Q1 2024.
7 Source: Preqin, Note: North American Data Only.

tinue to need debt financing for potential acquisitions by private equity firms, supporting organic growth and refinancing of existing debt obligations.
In addition, we anticipate that there is a significant need for refinancing of existing loans made to middle market companies. Approximately $625 billion middle market loans are expected to mature between 2025 and 2030,8 which should provide a steady flow of attractive opportunities for well-positioned lenders with deep and long-standing sponsor and market relationships. Combined with what we believe is the middle market loan demand based on current private equity dry powder, this equates to a total estimated financing need of over $1.6 trillion in the next five years. We expect that these factors should result in a very favorable environment for lenders with a steady source of capital, differentiated sourcing capabilities and an experienced investment team that can appropriately assess the opportunity set.
Multiple Benefits to Investing in Middle Market Senior Secured Loans
We believe middle market senior secured loans are attractive investments when compared to similar fixed-income investments in the public credit markets, because such investments typically are issued pursuant to direct negotiation between a portfolio company and a small group of institutional investors and are not widely traded in the public credit markets. As a result, we believe that middle market senior secured loans can potentially enhance overall portfolio yield through attractive risk-adjusted returns that are driven by favorable structuring advantages that can, in turn, create the potential for lower loss rates and higher interest rate margins when compared to public credit market alternatives. At the same time, we believe that these returns may be less likely to be negatively impacted by the volatility in the public trading markets. Given the more limited sources of financing and increased complexity required to underwrite private middle market loans, middle market companies typically pay higher interest rates relative to large corporate borrowers of similar credit quality. From a structure perspective, middle market companies are typically less levered, have larger sponsor equity contributions, and are often subject to maintenance and financial covenants, which affords lenders better protections in the event of credit deterioration. Additionally, middle market lenders have greater access to company information and often perform due diligence alongside the acquiring private equity sponsor, receiving detailed company reports, third-party industry reports, and quality of earnings analyses.
We believe that opportunities associated with senior secured loan investments in middle market companies are also attractive because of the defensive nature of these types of investments, which are senior on a lien basis to other liabilities within the capital structure (i.e., senior secured debt has payment priority ahead of junior debt and equity holders). Moreover, senior secured loans are particularly attractive in the current rising rate environment given they are typically issued with floating interest rate structures, which are generally less susceptible to declines in value in a rising interest rate environment compared to fixed-rate securities.
Decline in Traditional Bank Lending Drives More Opportunities for Non-Bank Lenders
The middle market was historically a sector of the U.S. economy served by commercial banks and other traditional lenders. However, since the Global Financial Crisis of 2008-2009, we believe that increased capital requirements and regulatory burdens have reduced the capacity of traditional regulated financial institutions and constrained their ability to serve private middle market companies. As a result, many commercial banks and other traditional lenders have shifted their focus more towards broadly syndicated and liquid deals, while also providing fee-based services that require less capital, creating significant opportunities for non-bank, private credit providers. In addition, the recent volatility in the traditional banking sector, particularly within the smaller regional and niche lending institutions, has, in turn, created more volatility in the broadly syndicated and public markets, driving larger borrowers to turn to the private lending markets that remain open and supportive. For the full year of 2024, the share of middle market leveraged buyout volume by direct lending providers was 90%, compared to 80.3% in the full year of 2023, 80.4% in the full year of 2022 and 74.8% in the full year of 2021.9 We believe private direct lending platforms will continue to expand their share of the lending market, while benefiting from the influx of larger more established borrowers that would have otherwise accessed the syndicated and public credit markets.
8 Source: Total Middle Market Maturities (Sponsored and Non-Sponsored) from LSEG LPC, as of Q4 2024.
9 Source: Refinitiv LPC as of Q4 2024.

Evolving Dynamics of Sponsor Financing
Private equity sponsors and their portfolio companies are increasingly interested in working directly with private credit managers as they realize the benefits over accessing capital through more traditional public debt markets. These benefits include greater customization, longer maturity profiles, speed and flexibility in transaction execution and confidentiality. Through our experience and understanding of the market, private equity sponsors are increasingly seeking to partner with lenders of scale that have balance sheet strength, strong transaction execution and longstanding reputations, and who can lead or be meaningful participants in the loans to their portfolio companies. In addition, private equity sponsors are leaning toward lenders with significant capacity and ample dry powder to support incremental financing needs to pursue M&A activity and drive growth. This has resulted in a consolidation of preferred lender groups where first calls and early access are critical to accessing high quality deal flow. We believe we are well-positioned given Churchill’s strong sourcing capabilities, conservative focus and ability to act as an arranger with a larger hold position in middle market deals.
Potential Competitive Strengths
We believe that our competitive advantages stem from long-standing market presence, significant lending capacity, scale to support attractive investments, strong relationships with private equity firms, differentiated sourcing capabilities, and ability to compete on factors other than pricing. Further, we believe that Churchill has built a reputation of professionalism and collaboration that positions us to be a preferred capital provider to support the needs of private equity sponsors. We believe Churchill has the scale, platform, and unique capabilities to effectively manage our U.S. private credit investment strategy, offering investors the following competitive advantages:
Scaled Platform with Extensive Private Credit Expertise
Since 2006, Churchill’s senior leadership team has worked together to establish a cycle-tested track record in direct lending and private capital investments, and today, we believe that Churchill is one of the largest managers of private capital investments. The Churchill team has deep middle market investment expertise, providing customized financing solutions to private equity-backed middle market companies across the capital structure, including senior loans, junior capital, equity co-investments and similar equity-related securities. Overseeing over $52 billion in committed capital as of January 1, 2025 and deploying over $13 billion in the year ended December 31, 2024 across its multiple investment strategies, Churchill is one of the most active direct lenders in the U.S. middle market. With nearly 200 dedicated professionals in New York, Charlotte, Chicago, Los Angeles and Dallas, Churchill operates a fully integrated investment platform with advanced infrastructure, risk management, investor relations, finance, operations, and legal support functions. The scale of Churchill's platform provides us with the ability to invest in larger transactions with limited concentration in our portfolio. We believe that the breadth and depth of Churchill’s expertise, coupled with its long history of disciplined investment across industries and various economic cycles, provides differentiated strengths when sourcing and evaluating large and complex investment opportunities.
Unique Benefits from Alignment with Nuveen and TIAA
Churchill benefits substantially from the scale and resources of its parent company, Nuveen, and Nuveen’s ultimate parent company, TIAA. Nuveen, as the investment management division of TIAA, is one of the world’s largest asset managers with $1.3 trillion assets under management as of September 30, 2024, of which approximately $114 billion is invested in private capital. TIAA, a leading provider of secure retirement and outcome-focused investment solutions to millions of people and thousands of institutions, is the third largest private debt investor in the world. Together, TIAA and Nuveen have been investors in the private debt and equity markets for over 50 years.
Leveraging the scale, capital and resources of Nuveen’s platform, Churchill is able to focus on its middle market investment expertise. Specifically, Nuveen’s distribution capabilities from its over 160 person U.S. wealth coverage team enable Churchill to prioritize originating, underwriting and managing its high quality, diversified portfolios while relying on Nuveen’s retail and wealth distribution platform.

TIAA is an important part of Churchill’s committed capital base, as Churchill manages TIAA’s general account allocation to U.S. middle market private capital side-by-side with Churchill’s third-party investors. This provides for a unique alignment of interests that we believe causes Churchill to think and act like a long-term investor in the asset class.
Strong Private Equity Relationships and Fund Investments Drive Proprietary Origination Opportunities
Churchill believes it has established itself as a highly value-additive capital provider and partner of choice for leading private equity firms given its ability to provide a full array of scaled solutions across the capital structure. Churchill’s dedicated loan origination team has cultivated deep, long-standing relationships with over 575 middle market private equity firms across diversified strategies, industry focus and U.S. geographies. Of over$52 billion of committed capital as of January 1, 2025, over $11 billion is comprised of committed capital that supports a carefully constructed portfolio of primary limited partner capital commitments made by TIAA and certain other institutional investor clients of Churchill to approximately 325 private equity funds primarily focused on the U.S. middle market. This long-standing and growing portfolio of limited partner capital commitments positions Churchill as one of the largest and most active private equity fund investment managers focused on the core U.S. middle market. We believe Churchill’s role as a valuable limited partner and its fully integrated partnership approach helps drive differentiated origination opportunities often on an early look, first access basis. Additionally, we believe Churchill’s deep network of private equity relationships and representation on hundreds of private equity fund advisory boards further enhances Churchill’s proprietary deal sourcing advantages while remaining highly selective of investment opportunities without compromising on its stringent underwriting standards or transaction terms. In this capacity, Churchill is able to structure and negotiate transactions directly with the private equity sponsor, driving efficiencies and stronger relationships, often leading to the sponsor’s decision to select Churchill as a lead lending partner for subsequent transactions as well. Churchill’s sourcing strategy is not, however, entirely centered on leading every transaction as it also partners with other middle market lenders on attractive investment opportunities, helping to drive a more stable and reliable capital deployment pace in the middle market.
Many of Churchill’s senior management and investment team members have held senior positions at other middle market lending firms and continue to maintain strong relationships with numerous active participants in the segment. These long-established relationships help source incremental investment opportunities and contribute to the high levels of deal flow with approximately 1,000 first-lien senior secured debt and unitranche loan investment opportunities reviewed per year. In contrast, peer lenders who focus primarily on lead agency roles often can find themselves in direct competition with one another adversely impacting deal flow and selectivity. Churchill’s dual sourcing model emphasizes long-term partnerships, ensuring that Churchill can focus exclusively on investment credit quality. We believe we are well-positioned to take advantage of the demand for capital in the middle market, particularly from private equity sponsored middle market companies.
Ability to Deliver Scaled and Flexible Capital Solutions
We believe Churchill’s ability to provide a variety of capital solutions and to invest opportunistically across the capital structure is a key differentiator and highly valued by private equity sponsors. Churchill is able to provide a comprehensive set of customized capital solutions to meet the needs of the borrower. With respect to senior loans, the Senior Loan Investment Team can opportunistically pivot between traditional first-lien senior secured loans and unitranche loans, as well as offer delayed draw term loans, in order to deliver the most attractive risk-adjusted returns. Further, the Senior Loan Investment Team’s partnership approach offers a strong value proposition to private equity firms, as one of a handful of middle market lenders with the ability to commit up to $500 million per transaction. This flexibility and the ability to deliver a fully underwritten solution ensures that Churchill has exposure to a wide range of transactions enabling it to be highly selective with respect to investment opportunities. Additionally, with respect to junior capital opportunities, the PEJC Investment Team has the ability to pivot between junior secured or unsecured debt instruments. Having the latitude to pivot across capital solutions differentiates Churchill compared to most other direct lenders in situations when capital requirements change during a transaction and thereby has positioned it as the preferred capital partner for private equity sponsors.

Disciplined and Rigorous Investment Approach with Comprehensive Portfolio Monitoring
Selectivity, broad industry diversification and rigorous underwriting standards are key to Churchill’s investment philosophy. Churchill provides us with a large and diverse pipeline of middle market investment opportunities, enhancing our ability to be highly selective and to maintain stringent underwriting standards and a diversified portfolio across sectors. Churchill employs a multi-step selection process when reviewing each potential investment opportunity that includes analyzing business prospects, thoroughly reviewing historical and pro forma financial information, meeting and discussing the business with the management team and private equity sponsor, understanding sponsor investment strategy and risk considerations, evaluating industry diligence to determine market position and competitive advantages, and assessing the track record of the private equity sponsor and its historical investments in other businesses.
Using a disciplined and cycle-tested investment approach, Churchill’s investment teams seek to limit credit losses through comprehensive due diligence of portfolio company fundamentals, terms and conditions and covenant packages. Following the closing of each investment, the investment professionals who initially underwrite the opportunity typically lead the hands-on portfolio monitoring effort to ensure continuity and the ability to respond efficiently to any portfolio company requests. Churchill implements a regimented credit monitoring system that involves a variety of discussions, analyses and reviews by its investment professionals on a daily, weekly, monthly, and quarterly basis, depending on the assessed monitoring need, which we believe enables Churchill to proactively detect and identify potential challenges at portfolio companies. See “Investment Process Overview” below for more information.
Proven Leadership Team with Extensive Private Capital Experience Across Economic Cycles
Churchill is led by industry veterans who bring on average more than 25 years of experience in middle market investing, the majority of whom have worked together for over a decade and have demonstrated an ability to prudently invest across various economic cycles at Churchill and its predecessor entities. Churchill was founded by current senior management team members Kenneth Kencel, Randy Schwimmer and Christopher Cox (the “Churchill Founders”), who have together unanimously approved all of the over 875 senior loans made by Churchill and its predecessor entities since 2006. This core management team has been strengthened with the addition of several additional senior executives from Churchill’s predecessor entities and its ultimate parent company, TIAA. Among these additional senior management colleagues are Mathew Linett and Shai Vichness, who comprise the remaining members of the investment committee dedicated to senior loan opportunities alongside the Churchill Founders. Additionally, in connection with its affiliation with TIAA, Churchill assumed management of TIAA’s private equity and junior capital investment management platform, resulting in a unified middle market private capital asset management firm that capitalizes on opportunities throughout the U.S. sponsor-backed middle market.
Types and Structure of Investments
The Fund intends to invest primarily in Senior Loan Investments. Below is a further description of our Senior Loan Investments.
First-Lien Senior Secured Loans. The Fund typically obtains collateral from portfolio companies in support of the repayment of first lien senior secured loans. This collateral takes the form of first-priority liens on substantially all of the borrower’s assets, including the equity interests of its domestic subsidiaries. The Fund’s first-lien senior secured loans may provide for loan amortization in the early years of a loan, with the majority of the amortization deferred until loan maturity, with the expectation, and often a contractual requirement, that the borrower will often pre-pay the loan from cash flows in excess of the scheduled amortization, which is known as an excess cash flow sweep. First-lien senior secured loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity.
Unitranche Loans. The Fund typically obtains security interests in substantially all of the assets of these portfolio companies that will serve as collateral in support of the repayment of unitranche loans. This collateral takes the form of first-priority liens on substantially all of the borrower’s assets, including the equity interests of its domestic subsidiaries. Unitranche loans typically provide for loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity, with a contractual requirement for excess cash flow sweeps that reduce the average life of the loan. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Fund investments in unitranche senior loans may be in participations across the entire loan or through an agreement among lenders in participations in first-out term loans.
Related Equity Interests. In connection with Senior Loan Investments, the Fund may from time to time acquire smaller non-control interests in a portfolio company in which it makes a Senior Loan Investment. Such investments would be made in circumstances where Churchill believes that there is significant potential to enhance the overall return on the debt investment. Such an equity investment may be in the form of common units, preferred interests, or holding company common or preferred equity interests. In addition, equity interests could be received in connection with out-of-court restructuring of a portfolio company or a bankruptcy proceeding related thereto.
In addition to making Senior Loan Investments, the Fund may invest opportunistically in second-lien loans, unsecured debt, subordinated loans, “last-out” positions of unitranche loans (including fixed- and floating-rate instruments and instruments with PIK income) and equity-related securities made to middle market companies in which the Fund may or may not also hold a corresponding Senior Loan Investment. Below is a further description of our investments in Junior Capital Investments.
Second-Lien Loans. It is anticipated that, in connection with Fund investments in second-lien loans, the Fund will obtain security interests in the assets of these portfolio companies that serve as collateral in support of the repayment of such loans. This collateral may take the form of second priority liens on the assets of the portfolio company. The Fund also considers a last-out position in a unitranche loan to be similar to a second-lien loan regarding the priority of payment of last-out positions.
Subordinated Loans. It is anticipated that, in connection with Fund investments in subordinated loans, the Fund will structure unsecured subordinated loans that provide for high fixed interest rates with substantial current interest income and potentially equity participation or warrants that materially enhance the overall return of the security. The subordinated loans would typically have terms of 6 to 8 years. In some cases, subordinated debt may be collateralized by a subordinated lien on some or all of the assets of the borrower and may provide for some of the interest payable to be PIK.
Related Equity Interests. In connection with Junior Capital Investments, the Fund may from time to time acquire smaller non-control interests in a portfolio company in which it makes a Junior Capital Investment. Such investments would be made in circumstances where Churchill believes that there is significant potential to enhance the overall return on the debt investment. Such an equity investment may be in the form of common units, preferred interests, or holding company common or preferred equity interests. In addition, equity interests could be received in connection with out-of-court restructuring of a portfolio company or a bankruptcy proceeding related thereto.
Equity Co-Investments are non-control equity investments made directly in portfolio companies owned and controlled by private equity funds and their sponsors, or indirectly made in portfolio companies through investment vehicles managed and controlled by the general partner or sponsor of a private equity fund. Equity Co-Investments are typically offered to private equity fund investors and/or important financing partners when a private equity fund’s general partner or sponsor acquires a portfolio company but the size of the equity investment exceeds the private equity sponsor’s targeted investment position. Equity Co-Investments may or may not be made at the same time and at the same price as the controlling equity investment made by the private equity general partner or sponsor on behalf of its funds. Because control over disposition of the relevant portfolio company is controlled by the third party private equity general partner or sponsor, Equity Co-Investments generally are not transferred and have a holding period that corresponds to the third party private equity sponsor’s expected holding period.

Summary of Key Attributes of Investments
Senior Secured Loans
Churchill believes that investments in first-lien senior secured and unitranche loans of middle market corporate borrowers have attributes that offer attractive risk/reward characteristics, including:
•compelling economic and market fundamentals that support the need for senior capital and improved competitive dynamics for non-traditional lenders;
•“buy-and-hold” investments that emphasize a high-touch relationship alignment with sponsors;
•floating-rate loans that provide protection against increases in interest rates, with middle market loans typically containing floating rate floors in the event a lower-interest rate environment returns;
•small lending groups to facilitate more effective restructurings when necessary; and
•higher proportion of sponsor equity and increased likelihood of sponsors supporting troubled situations with additional equity as compared to public markets.
We primarily focus on investments in U.S. middle market companies with $10 million to $100 million of annual EBITDA. In assessing the middle market, we anticipate that traditional middle market senior loan opportunities will typically, but not exclusively, have the following characteristics relative to lower middle market opportunities and more broadly syndicated loans:
•attractive yield premiums relative to public market credit and broadly syndicated debt strategies;
•strong return potential relative to risk profile;
•significant downside protection due to capital structure seniority, tighter structure than publicly traded debt investments, private equity sponsor backing, and deep due diligence; and
•favorable supply/demand dynamic with strong sponsor relationships and high-hold capacities providing steady flow of attractive opportunities for well-positioned lenders.
Junior Capital Investments
Churchill believes that investments in second-lien loans, subordinated debt, equity co-investments and similar equity-related securities of private-equity sponsored middle market companies have attributes that offer attractive risk/reward characteristics, including:
•better economics, lower leverage levels and structural advantages versus larger syndicated market alternatives;
•better stability and capital preservation characteristics than smaller, more speculative investments akin to venture capital and/or growth equity;
•‘buy-and-hold’ investments which emphasize a high-touch relationship with sponsors, with whom the PEJC Investment Team has deep relationships through limited partner commitments and advisory board seats;
•compelling economic and market fundamentals that support the need for investments and offer improved competitive dynamics for non-traditional lenders;
•diversity across cash paying investments, higher yielding non-cash paying securities, and preferred and common equity, ultimately blending to an attractive internal rate of return profile;
•in the case of Junior Capital Investments other than common equity, significant downside protection due to contractual returns, standard covenants, seniority to equity, support from well capitalized private-equity sponsors, and excellent transparency/understanding of company performance through thorough due diligence and significant information rights; and
•meaningful information advantage versus syndicated/upper market given board observer rights and accompanying sponsor access.
Equity Co-Investments
Churchill believes that Equity Co-Investments in private-equity sponsored middle market companies have attributes that offer attractive risk/reward characteristics, including:
•significant downside protection due to a focus on growth-oriented businesses (versus value), sector diversification, support from well capitalized private-equity sponsors, and excellent transparency/understanding of company performance through thorough due diligence and significant information rights;
•enhanced risk-adjusted return proposition; and
•transactions are generally completed at lower leverage multiples.
Competition
Our primary competitors in providing credit investments to middle market companies include other BDCs, public and private funds, CLOs, commercial and investment banks, other middle market asset managers and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than those available to us. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than ours, which could allow them to consider a wider variety of investments and establish more relationships than those established by each Investment Team. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms or structure. If we are forced to match our competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in middle market private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. There cannot be any assurance that the competitive pressures faced by us will not have a material adverse effect on its business, financial condition and results of operations. See “Risk Factors – We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses” for further information.
Environmental, Social and Governance Policies
Churchill has established a Responsible Investing policy for its investment program. Churchill is focused on delivering attractive risk-adjusted returns to its clients, including the Fund, while upholding the highest ethical standards. Churchill assesses material environmental, social and governance ("ESG") factors as part of its investment process, which Churchill believes helps both create and protect value for its clients and is consistent with its fiduciary duties and efforts to maximize returns.
As part of its investment process, Churchill evaluates ESG-related risks that Churchill believes have the potential to damage a company’s operations and reputation. During due diligence, Churchill’s responsible investing team performs an analysis of each proposed portfolio company’s operating history to identify material ESG risk factors to potentially minimize defaults and losses in its portfolio. Churchill’s responsible investment team utilizes a proprietary ESG ratings template which applies a set of criteria against each proposed investment, the output of which helps to inform Churchill’s determination of portfolio company suitability.

Churchill’s ESG ratings template is designed to provide an assessment of a portfolio company’s ESG risks and is intended to aid Churchill in evaluating the return and risk profile of a given investment. Using a proprietary ESG rating methodology, the template rates individual issuers based on its perceived level of ESG-related risks. Post-investment, portfolio companies are monitored on an ongoing basis. Churchill’s investment teams conduct reviews with management teams and investment partners to discuss developments at the portfolio company, which may include a discussion of legal claims, complaints, or environmental issues, should they arise. When necessary, ESG updates are discussed at periodic portfolio review meetings in order to perform an ongoing risk assessment.
Churchill’s Responsible Investing policy is updated as needed to reflect changing practices and industry standards. The consideration of ESG factors as part of Churchill’s underwriting and portfolio management process, however, does not mean that the Fund will pursue a specific ESG investment strategy or that a portfolio company will be selected solely on the basis of ESG factors. Although Churchill believes that ESG considerations aid Churchill in evaluating the return and risk profile of a given investment, Churchill may make investment decisions for the Fund other than on the basis of ESG considerations.
DISCLAIMER
The foregoing outline of the Fund’s operations represents Churchill’s present intentions in view of current market conditions and other factors. As a sub-adviser to the Fund, Churchill may vary the foregoing strategy and guidelines to the extent it determines that doing so will be in the best interests of the Fund, and investment results may vary substantially over time as economic market conditions change. No representation is made that any investor will or is likely to achieve results comparable to those reflected herein. Any strategy pursued for the Fund is in the discretion of the Adviser and Churchill, subject to the oversight of the Board of Trustees.
The Fund’s investment program is speculative and entails substantial risks. Market risks are inherent in all securities to varying degrees. No assurance can be given that the Fund’s investment objective will be realized or that returns will be generated for investors. The past performance of Nuveen and its affiliates is not necessarily indicative of future results of the Fund, and investment results may vary substantially over time.

SENIOR SECURITIES
Information about our senior securities is shown in the following table as of September 30, 2024 (unaudited) and for the fiscal years ended December 31, 2023 and December 31, 2022. The report of our independent registered public accounting firm on the senior securities table as of December 31, 2023 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities ($ in thousands)(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit (3)	Asset Market Value per Unit (4)
Bank of America Credit Facility
September 30, 2024 (unaudited)	$42,500	$3,228.15	$—	N/A
December 31, 2023	165,750	3,140.76	—	N/A
December 31, 2022	155,000	2,679.36	—	N/A
CLO-I
September 30, 2024 (unaudited)	$306,000	$3,228.15	$—	N/A
______________
(1)Total amount of each class of senior securities outstanding at the end of the period presented.
(2)Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.
(3)The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “—” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)Not applicable because the senior securities are not registered for public trading.

PORTFOLIO COMPANIES
The following table sets forth certain information as of September 30, 2024 for each portfolio company in which the Fund had an investment (dollar amounts in thousands). For more information relating to the Fund’s investments, see the Fund’s consolidated financial statements included in this prospectus.

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value	% of Net Assets (5)

Investments
Debt Investments
Aerospace & Defense
BTX Precision	(4) (14)	First Lien Term Loan	S + 5.00%	9.85%	7/25/2030	$1,389	$1,371	$1,372	0.18%
1800 Greenleaf Avenue, Elk Grove Village, IL, 60007, United States
BTX Precision (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.00%	9.85%	7/25/2030	476	(2)	(6)	—%
BTX Precision (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.00%	9.85%	7/25/2030	317	—	(4)	—%
Precision Aviation Group	(4) (6) (14)	First Lien Term Loan	S + 5.25%	9.85%	12/21/2029	7,463	7,327	7,388	0.95%
495 Lake Mirror Road, Atlanta, GA, 30349, United States
Precision Aviation Group (Delayed Draw)	(4)	First Lien Term Loan	S + 5.25%	9.97%	12/21/2029	2,474	2,452	2,449	0.32%
Signature Aviation (AKA Brown Group Holding LLC)	(12)	First Lien Term Loan	S + 2.75%	8.00%	7/1/2031	1,122	1,120	1,121	0.14%
13485 Veterans Way, Suite 600 Orlando, Florida 32827
Turbine Engine Specialists	(4)	Subordinated Debt	S + 9.50%	14.25%	3/1/2029	1,958	1,915	1,955	0.25%
600 Railhead Road, Fort Worth, TX, 76106, United States
Total Aerospace & Defense							14,183	14,275	1.84%

Automotive
Adient Global Holdings	(12) (13)	First Lien Term Loan	S + 2.75%	7.60%	1/31/2031	2,488	2,504	2,493	0.32%
49200 Halyard Drive, Plymouth, MI, 48170, United States
Belron Finance US LLC	(12)	First Lien Term Loan	S + 2.00%	7.32%	4/13/2028	865	867	865	0.11%
251 Little Falls Drive, Wilmington, Delaware, 19808, United States
Driven Holdings LLC	(12) (13)	First Lien Term Loan	S + 3.00%	7.96%	12/17/2028	2,899	2,897	2,890	0.37%
440 South Church Street, Charlotte NC 28202, United States
Mitchell International Inc.	(12)	First Lien Term Loan	S + 3.25%	8.10%	6/17/2031	5,480	5,453	5,406	0.70%
9771 Clairemont Mesa Blvd, San Diego CA 92124, United States
Randy's Worldwide Automotive	(4) (7) (14)	First Lien Term Loan	S + 6.25%	11.54%	11/1/2028	3,927	3,867	3,882	0.50%
10411 Airport Road, Everett, WA, 98204, United States

Randy's Worldwide Automotive (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S + 6.25%	11.51%	11/1/2028	1,331	395	380	0.05%
Total Automotive							15,983	15,916	2.05%

Banking, Finance, Insurance, Real Estate
Alliant Holdings Intermediate, LLC	(12)	First Lien Term Loan	S + 3.25%	7.96%	9/19/2031	4,082	4,096	4,064	0.52%
1301 Dove Street, Newport Beach CA 92660, United States
Ascend	(4) (6)	First Lien Term Loan	S + 4.50%	9.35%	8/11/2031	7,358	7,285	7,288	0.94%
201 North Union Street, Alexandria, VA, 22314, United States
Ascend (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 4.50%	9.35%	8/11/2031	12,642	(62)	(120)	(0.02)%
Asurion, LLC (fka Asurion Corporation)	(12)	First Lien Term Loan	S + 3.25%	8.21%	12/23/2026	1,648	1,644	1,648	0.21%
1101 Church St, Nashville TN 37203, United States
Broadstreet Partners, Inc.	(12)	First Lien Term Loan	S + 3.25%	8.10%	6/13/2031	2,993	3,008	2,984	0.38%
580 North Fourth Street, Columbus OH 43215, United States
Hub International Holdings, Inc	(12)	First Lien Term Loan	S + 3.00%	8.26%	6/20/2030	2,239	2,248	2,238	0.29%
150 N. Riverside Plaza 17th Floor Chicago, IL 60606
Patriot Growth (Delayed Draw)	(4) (6) (7) (14)	First Lien Term Loan	S + 5.00%	9.75%	10/16/2028	5,932	5,890	5,866	0.76%
501 Office Center Drive, Fort Washington, PA, 19034, United States
Ryan Specialty Group, LLC	(12) (13)	First Lien Term Loan	S + 1.50%	7.10%	9/15/2031	4,445	4,467	4,451	0.57%
180 N Stetson Avenue, Chicago, IL, 60601, United States
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.)	(12)	First Lien Term Loan	S + 3.00%	8.25%	7/31/2031	2,250	2,244	2,248	0.29%
8125 Sedgwick Way, Memphis TN 38125, United States
Truist Insurance Holdings LLC	(12)	First Lien Term Loan	S + 3.25%	7.85%	5/6/2031	3,250	3,262	3,250	0.42%
214 North Tryon Street, Charlotte NC 28202, United States
Vensure	(4) (6) (7) (14)	First Lien Term Loan	S + 5.00%	9.64%	9/27/2031	12,462	12,337	12,343	1.59%
1475 South Price Road, Chandler, AZ, 85224, United States
Vensure (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 5.00%	9.64%	9/27/2031	3,538	(18)	(34)	—%
Total Banking, Finance, Insurance, Real Estate							46,401	46,226	5.95%

Beverage, Food & Tobacco
AmerCareRoyal	(4) (6) (14)	First Lien Term Loan	S + 5.00%	9.85%	9/10/2030	14,400	14,258	14,259	1.83%
420 Clover Mill Road, Exton, PA, 19341, United States

AmerCareRoyal (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.00%	9.85%	9/10/2030	3,307	—	(32)	—%
AmerCareRoyal (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.00%	9.85%	9/10/2030	2,293	(11)	(23)	—%
Cold Spring Brewing Company	(4) (6) (14)	First Lien Term Loan	S + 4.75%	9.60%	12/19/2025	5,556	5,556	5,556	0.72%
219 Red River Avenue, Cold Spring, MN, 56320, United States
Commercial Bakeries	(4) (10) (13) (14)	First Lien Term Loan	S + 5.50%	10.10%	9/25/2029	4,204	4,132	4,151	0.53%
45 Torbarrie Road, Toronto, Ontario, M3L 1G5, Canada
Commercial Bakeries	(4) (6) (10) (13) (14)	First Lien Term Loan	S + 5.50%	10.60%	9/25/2029	1,794	1,780	1,771	0.23%
Dessert Holdings	(6) (12) (13)	First Lien Term Loan	S + 4.00%	8.96%	6/9/2028	4,901	4,780	4,651	0.60%
30 East 7th Street, Saint Paul, MN, 55101, United States
Fortune International LLC	(4) (6) (14)	First Lien Term Loan	S + 4.75%	9.71%	1/17/2026	6,820	6,795	6,820	0.88%
1068 West South Thorndale Avenue, Bensenville, IL, 60106, United States
Fresh Edge	(4) (6)	Subordinated Debt	S + 4.50%	9.92% (Cash) 5.13% (PIK)	4/3/2029	3,071	3,012	3,008	0.39%
4501 Massachusetts Avenue, Indianapolis, IN, 46218, United States
Nonni's Foods, LLC	(4) (6) (14)	First Lien Term Loan	S + 5.75%	11.05%	6/1/2026	6,836	6,836	6,836	0.87%
3920 East Pine Street, Tulsa, OK, 74115, United States
Refresco (Pegasus Bidco BV)	(10) (12) (13)	First Lien Term Loan	S + 3.75%	8.87%	7/12/2029	2,762	2,773	2,769	0.36%
Spicalaan 39, Hoofddorp Noord-Holland 2132 JG, Netherlands
Spice World	(4)	Subordinated Debt	N/A	10.50% (Cash) 1.00% (PIK)	7/3/2028	10,257	10,257	10,067	1.29%
8101 Presidents Drive, Orlando, FL, 32809, United States
Sugar Foods	(4) (7) (14)	First Lien Term Loan	S + 5.25%	10.37%	10/2/2030	4,200	4,114	4,200	0.54%
580 West Industrial Court, Villa Rica, GA, 30180, United States
Sugar Foods (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 5.25%	10.37%	10/2/2030	4,348	(21)	—	—%
Sugar Foods (Delayed Draw)	(4) (6) (7) (14)	First Lien Term Loan	S + 5.25%	10.36%	10/2/2030	1,167	1,155	1,167	0.15%
Summit Hill Foods	(4) (14)	First Lien Term Loan	S + 5.75%	10.81%	11/29/2029	2,631	2,595	2,621	0.34%
333 Old Lindale Road Southeast, Rome, GA, 30161, United States
Sunny Sky Products	(4) (14)	First Lien Term Loan	S + 4.75%	9.35%	12/23/2028	1,843	1,827	1,826	0.24%
11747 Windfern Road, Houston, TX, 77064, United State
Sunny Sky Products (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 4.75%	9.35%	12/23/2028	464	—	(4)	—%
Tech24	(4) (14)	First Lien Term Loan	S + 5.75%	10.35%	9/18/2029	3,323	3,272	3,271	0.42%
80 International Drive, Greenville, SC, 29615, United States
Tech24 (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.75%	10.64%	9/18/2029	1,214	552	537	0.07%
Total Beverage, Food & Tobacco							73,662	73,451	9.46%

Capital Equipment
Clean Solutions Buyer	(4) (6)	First Lien Term Loan	S + 4.50%	9.35%	9/9/2030	8,757	8,671	8,671	1.12%
119 Poplar Pointe Drive, Mooresville, NC, 28117, United States
EFC International	(4)	Subordinated Debt	N/A	11.00% (Cash) 2.50% (PIK)	5/1/2028	2,498	2,443	2,496	0.32%
1940 Craigshire, Saint Louis, MO, 63146, United States
E-Technologies / Superior	(4) (6) (14)	First Lien Term Loan	S + 5.50%	10.35%	4/9/2030	6,448	6,386	6,318	0.81%
8614 Jacquemin Drive, West Chester Township, OH, 45069, United States
Firstcall Mechanical Group	(4) (6) (14)	First Lien Term Loan	S + 4.75%	9.35%	6/27/2030	9,975	9,878	9,876	1.27%
P.O. Box 681507, Charlotte, NC, 28216, United States
Firstcall Mechanical Group (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 4.75%	9.61%	6/27/2030	20,000	(24)	(198)	(0.03)%
Hayward Industries, Inc.	(12) (13)	First Lien Term Loan	S + 2.75%	7.46%	5/30/2028	4,222	4,232	4,222	0.54%
1415 Vantage Park Drive, Suite 4200, Charlotte, NC, 28203, United States
Hyperion	(12) (14)	First Lien Term Loan	S + 4.50%	9.46%	8/30/2028	2,328	2,326	2,171	0.28%
6325 Huntley Road, Worthington, OH, 43085, United States
Johnson Controls Inc (aka Power Solutions)	(12) (13)	First Lien Term Loan	S + 2.50%	7.35%	5/6/2030	998	998	999	0.13%
Florist Tower, 5757 North Green Bay Avenue, Milwaukee WI 53209, United States
Johnstone Supply	(12)	First Lien Term Loan	S + 3.00%	8.17%	6/9/2031	1,475	1,480	1,473	0.19%
Florist Tower, 5757 North Green Bay Avenue, Milwaukee WI 53209, United States
Madison Safety & Flow LLC	(12)	First Lien Term Loan	S + 3.25%	8.36%	9/19/2031	540	539	541	0.07%
500 West Madison Street, Chicago IL 60661, United States
Motion & Control Enterprises	(4) (6) (14)	First Lien Term Loan	S + 6.00%	11.02%	6/1/2028	1,584	1,568	1,579	0.20%
100 Williams Drive, Zelienople, PA, 16063, United States
Motion & Control Enterprises	(4) (6)	First Lien Term Loan	S + 6.00%	11.02%	6/1/2028	1,691	1,676	1,686	0.22%
Motion & Control Enterprises (Delayed Draw)	(4) (14)	First Lien Term Loan	S + 6.00%	11.02%	6/1/2028	4,361	4,356	4,347	0.56%
Motion & Control Enterprises (Delayed Draw)	(4)	First Lien Term Loan	S + 6.00%	11.02%	6/1/2028	12,266	12,266	12,227	1.57%
Ovation Holdings	(4) (14)	First Lien Term Loan	S + 5.00%	10.40%	2/5/2029	2,951	2,900	2,948	0.38%
4419 State Street, Riverdale, IA, 52722, United States
Ovation Holdings (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.00%	10.40%	2/5/2029	698	565	571	0.07%
Rhino Tool House	(4) (14)	First Lien Term Loan	S + 5.25%	10.43%	4/4/2029	3,312	3,268	3,287	0.42%

7575 Westwinds Boulevard, Concord, NC, 28027, United States
Rhino Tool House (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.25%	10.61%	4/4/2029	621	607	605	0.08%
Service Logic	(4) (6) (7)	First Lien Term Loan	S + 3.50%	8.31%	10/29/2027	1,995	1,995	1,995	0.26%
650 South Tryon Street, Charlotte, NC, 28202, United States
Vessco	(4) (6) (7) (14)	First Lien Term Loan	S + 5.25%	10.22%	7/24/2031	13,706	13,570	13,577	1.76%
8217 Upland Circle, Chanhassen, MN, 55317, United States
Vessco	(4) (7) (11)	Revolving Loan	S + 5.25%	10.39%	7/24/2031	1,726	(17)	(16)	—%
Vessco (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 5.25%	9.54%	7/24/2031	4,569	648	627	0.08%
Total Capital Equipment							80,331	80,002	10.30%

Chemicals, Plastics, & Rubber
Akzo Nobel Speciality (aka Starfruit US Holdco LLC)	(12)	First Lien Term Loan	S + 3.50%	8.63%	4/3/2028	3,828	3,850	3,839	0.50%
Haaksbergweg 88, Amsterdam Noord-Holland 1101 BZ, Netherlands
Anchor Packaging	(12)	First Lien Term Loan	S + 3.75%	8.60%	7/20/2029	3,741	3,743	3,759	0.48%
13515 Barrett Pkwy Ste 100, St. Louis, MO 63021-5870, United States
Austin Powder (A-AP Buyer Inc)	(12)	First Lien Term Loan	S + 3.25%	7.85%	9/9/2031	500	499	503	0.06%
25800 Science Park Drive Cleveland, OH 44122, United States
Chroma Color	(4) (14)	First Lien Term Loan	S + 6.00%	11.28%	4/23/2029	1,731	1,703	1,718	0.22%
3900 West Dayton Street, McHenry, IL, 60050
Chroma Color (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 6.00%	11.28%	4/23/2029	381	(3)	(3)	—%
Ineos US Finance LLC	(10) (12) (13)	First Lien Term Loan	S + 3.75%	8.60%	2/7/2031	2,030	2,025	2,035	0.26%
2600 S Shore Boulevard, Suite 300, League City, TX, 77573, United States
Ineos US Finance LLC	(10) (12) (13)	First Lien Term Loan	S + 3.25%	8.10%	2/18/2030	2,220	2,231	2,222	0.30%
INEOS US Petrochem LLC	(12)	First Lien Term Loan	S + 4.25%	9.20%	4/2/2029	869	869	871	0.11%
Spartech	(6) (7) (12)	First Lien Term Loan	S + 4.75%	10.05%	5/6/2028	3,899	3,899	3,049	0.39%
11650 Lakeside Crossing Court, Maryland Heights, MO, 63146, United States
Tronox Limited	(12) (13)	First Lien Term Loan	S + 2.50%	7.35%	4/4/2029	3,345	3,355	3,352	0.43%
263 Tresser Boulevard, Suite 1106, Stamford, CT, 06901, United States
Univar Solutions USA Inc.	(12)	First Lien Term Loan	S + 3.50%	8.46%	8/1/2030	1,891	1,902	1,903	0.25%
3075 Highland Pkwy Ste 200, Downers Grove, IL 60515, United States
USALCO	(12)	First Lien Term Loan	S + 4.00%	8.85%	9/17/2031	1,269	1,263	1,276	0.16%
2601 Cannery Avenue, Baltimore MD 21226, United States

USALCO	(12)	First Lien Term Loan	S + 4.00%	8.85%	9/17/2031	131	131	131	0.02%
Total Chemicals, Plastics, & Rubber							25,467	24,655	3.18%

Construction & Building
APi Group DE Inc.	(12) (13)	First Lien Term Loan	S + 2.00%	6.85%	1/3/2029	1,750	1,749	1,751	0.23%
1100 Old Highway 8 NW, New Brighton, MN, 55112, United States
Gannett Fleming	(4) (6) (7)	First Lien Term Loan	S + 4.50%	9.67%	8/5/2030	17,869	17,605	17,606	2.27%
207 Senate Avenue, Harrisburg, PA, 17011-2316, United States
Gannett Fleming	(4) (7) (11)	Revolving Loan	S + 4.50%	9.67%	8/5/2030	2,131	(31)	(31)	—%
Gulfside Supply	(12)	First Lien Term Loan	S + 3.00%	8.29%	6/17/2031	1,146	1,144	1,147	0.15%
2900 East 7th Avenue, Tampa FL 33605, United States
Heartland Paving Partners	(4) (6) (14)	First Lien Term Loan	S + 5.00%	9.60%	8/9/2030	8,571	8,486	8,490	1.08%
10351 Naples Street Northeast, Blaine, MN, 55449, United States
Heartland Paving Partners (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.00%	9.60%	8/9/2030	5,714	(14)	(54)	(0.01)%
Heartland Paving Partners (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.00%	9.60%	8/9/2030	5,714	(14)	(54)	(0.01)%
Hyphen Solutions, LLC	(4) (6) (7)	First Lien Term Loan	S + 5.50%	10.45%	10/27/2026	6,825	6,796	6,825	0.88%
1507 LBJ Freeway, Dallas, TX, 75234, United States
ICE USA Infrastructure LLC	(4) (6) (14)	First Lien Term Loan	S + 5.25%	9.85%	3/15/2030	5,823	5,768	5,767	0.74%
110 Midlands Court, West Columbia, SC, 29169, United States
ICE USA Infrastructure LLC	(4) (6)	First Lien Term Loan	S + 5.25%	9.85%	3/15/2030	1,622	1,606	1,606	0.21%
MEI Buyer LLC	(4) (14)	First Lien Term Loan	S + 5.00%	9.85%	6/29/2029	3,134	3,080	3,135	0.40%
421 Water Avenue Northeast, Suite 4300, Albany, OR, 97321, United States
MEI Buyer LLC (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.00%	9.85%	6/29/2029	501	(2)	—	—%
Quikrete Holdings, Inc.	(12)	First Lien Term Loan	S + 2.25%	7.10%	3/19/2029	1,485	1,487	1,487	0.19%
5 Concourse Pkway, Suite 1900, Atlanta, GA, 30328, United States
SPI	(4) (6) (7) (14)	First Lien Term Loan	S + 4.75%	9.70%	12/21/2027	6,825	6,760	6,825	0.88%
2101 Rexford Road, Charlotte, NC, 28211, United States
Tencate	(6) (7) (12) (14)	First Lien Term Loan	S + 3.25%	7.85%	2/21/2031	7,578	7,550	7,579	0.97%
1311 Broadway St. Dayton, TN 37321, United States
Thyssenkrupp Elevator (Vertical US Newco Inc)	(12) (13)	First Lien Term Loan	S + 3.50%	8.59%	4/30/2030	3,980	4,005	3,992	0.51%
788 Circle 75 Parkway SE, Suite 500 Atlanta, GA 30339, United States

Vertex Service Partners	(4) (14)	First Lien Term Loan	S + 5.75%	10.81%	11/8/2030	1,224	1,207	1,207	0.16%
4400 Belknap Road, Charlotte, NC, 28211, United States
Vertex Service Partners (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.62%	10.88%	11/8/2030	2,359	2,336	2,308	0.30%
WSB / EST	(4) (14)	First Lien Term Loan	S + 6.00%	11.06%	8/31/2029	1,627	1,606	1,605	0.21%
701 Xenia Avenue South, Minneapolis, MN, 55416, United States
WSB / EST (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 6.00%	11.25%	8/31/2029	1,090	754	747	0.10%
Total Construction & Building							71,878	71,938	9.26%

Consumer Goods: Durable
Callaway Golf Company	(12) (13)	First Lien Term Loan	S + 3.00%	7.85%	3/15/2030	1,407	1,408	1,389	0.18%
2180 Rutherford Road, Carlsbad, CA, 92008, United States
Culligan (AKA Osmosis Debt Merger Sub Inc)	(12)	First Lien Term Loan	S + 3.50%	8.70%	7/31/2028	2,992	3,010	2,992	0.39%
9399 West Higgins Road, Rosemont IL 60018, United States
MITER Brands (MIWD Holdco II LLC)	(12)	First Lien Term Loan	S + 3.00%	8.35%	3/28/2031	3,491	3,513	3,501	0.45%
650 West Market Street, Gratz PA 17030, United States
NMC Skincare Intermediate Holdings II, LLC	(4) (6) (7)	First Lien Term Loan	S + 5.00%	10.26% (Cash) 1.00% (PIK)	11/2/2026	6,627	6,625	6,341	0.81%
174 Route 109, West Babylon, NY, 11704, United States
SmartSign	(4) (14)	First Lien Term Loan	S + 5.50%	10.55%	9/7/2028	2,009	1,995	2,009	0.26%
4791 West 900 South, Pendleton, IN, 46064, United States
SmartSign	(4) (14)	First Lien Term Loan	S + 5.75%	10.78%	9/7/2028	1,520	1,495	1,520	0.20%
SRAM LLC	(12)	First Lien Term Loan	S + 2.75%	7.71%	5/18/2028	3,645	3,655	3,649	0.47%
1000 W Fulton Mkt, 4th Floor, Chicago, IL, 60607, United States
Total Consumer Goods: Durable							21,701	21,401	2.76%

Consumer Goods: Non-Durable
Accupac Inc	(4) (6) (7)	First Lien Term Loan	S + 6.00%	10.90%	1/16/2026	6,821	6,812	6,746	0.87%
1501 Industrial Boulevard, Mainland, PA, 19451, United States
Elevation Labs	(4) (6)	First Lien Term Loan	S + 5.25%	10.60%	6/30/2028	1,292	1,283	1,290	0.17%
2105 Boge Avenue, Idaho Falls, ID, 83401, United States
Elevation Labs (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.25%	10.45%	6/30/2028	598	177	178	0.02%
Image International Intermediate Holdco II, LLC	(4) (6) (7)	First Lien Term Loan	S + 5.50%	10.96%	7/10/2025	6,948	6,922	6,837	0.88%
30400 Telg Rd Ste 113, Franklin, MI, 48025, United States
Market Performance Group	(4) (14)	First Lien Term Loan	S + 5.25%	9.85%	1/8/2030	3,693	3,659	3,730	0.48%

331 North Post Road, NJ, 08550, United States
Market Performance Group (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.25%	10.51%	1/8/2030	907	362	371	0.05%
Perrigo Investments	(10) (12) (13)	First Lien Term Loan	S + 2.25%	7.20%	4/20/2029	1,420	1,420	1,421	0.18%
515 Eastern Avenue, Allegan, MI, 49010
PIP	(4) (6) (14)	First Lien Term Loan	S + 4.00%	8.96%	12/29/2027	6,267	6,251	6,253	0.81%
25 British American Boulevard, Latham, NY, 12110, United States
Revision Skincare	(4)	Subordinated Debt	N/A	10.00% (Cash) 1.00% (PIK)	12/1/2028	10,253	10,108	10,253	1.32%
5930 West Campus Circle Drive, Irving, TX, 75063, United States
Ultima	(4)	Subordinated Debt	N/A	11.00% (Cash) 1.50% (PIK)	3/12/2029	1,341	1,322	1,341	0.17%
5292 Warren Road, Cortland, OH, 44410, United States
Total Consumer Goods: Non-Durable							38,316	38,420	4.95%

Containers, Packaging & Glass
Novolex (Clydesdale Acquisition Holdings Inc)	(12)	First Lien Term Loan	S + 3.25%	8.02%	4/13/2029	1,656	1,667	1,649	0.21%
251 Little Falls Drive, New Castle County, Wilmington DE 19808, United States
Oliver Inc	(4)	Subordinated Debt	N/A	12.50%	1/6/2029	245	241	243	0.03%
10 Gilpin Avenue, Hauppauge, NY, 11788, United States
Oliver Inc	(4)	Subordinated Debt	N/A	11.00%	1/6/2029	1,326	1,308	1,246	0.16%
Online Labels Group	(4) (14)	First Lien Term Loan	S + 5.25%	9.85%	12/19/2029	972	963	972	0.13%
2021 East Lake Mary Boulevard, Sanford, FL, 32773, United States
Online Labels Group (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.25%	9.85%	12/19/2029	119	—	—	—%
Online Labels Group (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.25%	9.85%	12/19/2029	119	—	—	—%
Pacur	(4) (6)	Subordinated Debt	N/A	10.00% (Cash) 1.50% (PIK)	9/2/2026	8,310	8,310	8,310	1.07%
3555 Moser Street, Oshkosh, WI, 54901, United States
Proampac	(7) (12) (14)	First Lien Term Loan	S + 4.00%	9.23%	9/15/2028	3,970	3,970	3,981	0.51%
12025 Tricon Road, Cincinnati, OH 45246
Total Containers, Packaging & Glass							16,459	16,401	2.11%

Energy: Electricity
Covanta Energy Corp	(12)	First Lien Term Loan	S + 2.50%	7.35%	11/30/2028	689	687	690	0.09%
445 South Street, Morristown, NJ, 07690
Covanta Energy Corp	(12)	First Lien Term Loan	S + 2.50%	7.59%	11/30/2028	53	53	53	0.01%
Insulation Technology Group	(4) (6) (10) (13) (14)	First Lien Term Loan	S + 5.50%	10.35%	6/25/2030	19,808	19,615	19,618	2.52%

10, rue Antoine Jans, Luxembourg, 1820, Luxembourg
Insulation Technology Group (Delayed Draw)	(4) (10) (11) (13)	First Lien Term Loan	S + 5.50%	10.35%	6/25/2030	5,226	—	(50)	(0.01)%
National Power	(4) (14)	First Lien Term Loan	S + 5.75%	10.60%	10/22/2029	1,474	1,455	1,468	0.19%
4541 Preslyn Drive, Raleigh, NC, 27616, United States
National Power (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.75%	10.60%	10/22/2029	799	(2)	(3)	—%
Total Energy: Electricity							21,808	21,776	2.80%

Energy: Oil & Gas
Abrasive Products and Equipment (AP&E)	(4)	Subordinated Debt	N/A	15.00% (PIK)	9/2/2026	11,061	10,738	9,672	1.25%
3009 Pasadena Freeway Frontage Road, Pasadena, TX, 77503, United States
Total Energy: Oil & Gas							10,738	9,672	1.25%

Environmental Industries
101 Inc	(4) (6)	First Lien Term Loan	S + 5.25%	10.60%	8/31/2028	810	804	741	0.10%
4791 West 900 South, Pendleton, IN, 46064, United States
Contract Land Staff	(4) (6) (14)	First Lien Term Loan	S + 4.75%	9.35%	3/27/2030	6,652	6,588	6,588	0.85%
2245 Texas Drive, Sugar Land, TX, 77479, United States
Contract Land Staff (Delayed Draw)	(4)	First Lien Term Loan	S + 4.75%	9.86%	3/27/2030	2,674	2,668	2,648	0.34%
Contract Land Staff (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.00%	10.28%	3/27/2030	4,418	(11)	(42)	(0.01)%
GFL Environmental (Betty Merger)	(10) (12) (13)	First Lien Term Loan	S + 2.00%	7.32%	7/3/2031	3,385	3,376	3,386	0.44%
4308 Grant Boulevard, Yukon, OK, 73099, United States
Impact Environmental Group	(4) (14)	First Lien Term Loan	S + 5.00%	9.70%	3/23/2029	2,060	2,026	2,060	0.27%
950 Tollgate Road, Elgin, IL, 60123, United States
Impact Environmental Group	(4) (14)	First Lien Term Loan	S + 5.00%	9.70%	3/23/2029	422	415	422	0.05%
Impact Environmental Group (Delayed Draw)	(4) (14)	First Lien Term Loan	S + 5.00%	9.70%	3/23/2029	962	958	962	0.12%
Impact Environmental Group (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.00%	9.71%	3/23/2029	1,710	784	791	0.10%
Leo Facilities	(4) (6) (14)	First Lien Term Loan	S + 5.50%	9.75%	7/3/2029	2,347	2,324	2,316	0.30%
920 Broadway, Floor 8, New York, NY, 10010, United States
Leo Facilities	(4) (14)	First Lien Term Loan	S + 5.50%	10.76%	7/3/2029	3,394	3,361	3,350	0.43%
Leo Facilities (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.50%	10.76%	7/3/2029	19,812	—	(260)	(0.03)%
Leo Facilities (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.50%	10.48%	7/3/2029	2,567	1,893	1,864	0.24%
North Haven Stack Buyer, LLC	(4) (6) (7) (14)	First Lien Term Loan	S + 5.25%	10.50%	7/16/2027	6,824	6,806	6,862	0.88%
255 Grant Street, Decatur, AL, 35601, United States

North Haven Stack Buyer, LLC (Delayed Draw)	(4) (7)	First Lien Term Loan	S + 5.00%	9.59%	7/16/2027	605	605	605	0.08%
North Haven Stack Buyer, LLC (Delayed Draw)	(4) (7)	First Lien Term Loan	S + 5.00%	9.67%	7/16/2027	458	458	458	0.06%
North Haven Stack Buyer, LLC (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 5.00%	9.64%	7/16/2027	2,632	81	104	0.01%
SI Solutions	(4) (6) (14)	First Lien Term Loan	S + 4.75%	9.60%	8/15/2030	10,520	10,416	10,419	1.35%
11515 Vanstory Drive, Huntersville, NC, 28078, United States
SI Solutions (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 4.75%	9.60%	8/15/2030	4,951	(12)	(47)	(0.01)%
Total Environmental Industries							43,540	43,227	5.57%

Forest Products & Paper
Kodiak	(12)	First Lien Term Loan	S + 3.75%	8.60%	3/12/2028	682	681	684	0.09%
9780 Mount Pyramid Ct Suite 300, Englewood, CO 80112
Total Forest Products & Paper							681	684	0.09%

Healthcare & Pharmaceuticals
Action Behavior Centers	(4) (6) (14)	First Lien Term Loan	S + 5.25%	10.57%	7/2/2031	13,853	13,716	13,726	1.77%
2100 Kramer Lane, Austin, TX, 78758, United States
Action Behavior Centers (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.25%	10.57%	7/2/2031	2,519	(6)	(23)	—%
Coding Solutions Acquisition Inc.	(4) (6) (7) (14)	First Lien Term Loan	S + 5.00%	9.25%	8/7/2031	10,602	10,529	10,501	1.35%
6509 Windcrest Drive, Plano, TX, 75024, United States
Coding Solutions Acquisition Inc.	(4) (7) (11)	Revolving Loan	S + 5.00%	10.01%	8/7/2031	1,101	265	265	0.03%
Coding Solutions Acquisition Inc. (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 5.00%	10.01%	8/7/2031	1,914	(5)	(18)	—%
EyeSouth	(4) (14)	First Lien Term Loan	S + 5.50%	10.45%	10/5/2029	2,225	2,187	2,183	0.28%
5775 Glenridge Drive, Atlanta, GA, 30328, United States
EyeSouth (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.50%	10.46%	10/5/2029	729	464	450	0.06%
Health Management Associates	(4) (14)	First Lien Term Loan	S + 6.25%	11.37%	3/30/2029	3,347	3,292	3,338	0.43%
120 North Washington Square, Lansing, MI, 48933, United States
Health Management Associates (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 6.25%	11.22%	3/30/2029	606	289	299	0.04%
Heartland Veterinary Partners	(4)	Subordinated Debt	N/A	7.50% (Cash) 7.00% (PIK)	12/10/2027	1,036	1,024	1,027	0.13%
10 South LaSalle Street, Chicago, IL, 60603, United States
Heartland Veterinary Partners (Delayed Draw)	(4) (11)	Subordinated Debt	N/A	14.50%	12/10/2027	5,000	1,945	1,904	0.24%
Heartland Veterinary Partners (Delayed Draw)	(4)	Subordinated Debt	N/A	7.50% (Cash) 7.00% (PIK)	12/10/2027	5,179	5,179	5,137	0.66%
Jazz Pharmaceuticals (AKA FINANCING LUX SARL)	(10) (12) (13)	First Lien Term Loan	S + 2.25%	7.10%	5/5/2028	3,843	3,867	3,844	0.50%

3170 Porter Drive, Palo Alto, CA, 94304, United States
Medline (AKA Mozart Borrower LP)	(12)	First Lien Term Loan	S + 2.75%	7.60%	10/23/2028	2,758	2,761	2,762	0.35%
Three Lakes Drive, Northfield IL 60093, United States
Organon & Co	(12) (13)	First Lien Term Loan	S + 2.50%	7.46%	5/19/2031	1,418	1,415	1,418	0.18%
30 Hudson Street, Jersey City, NJ, 07302, United States
Parexel (AKA Phoenix Newco Inc)	(12)	First Lien Term Loan	S + 3.00%	7.85%	11/15/2028	—	(1)	—	—%
554 Punakea Loop, Lahaina, HI, 96761
Select Medical Corporation	(12) (13)	First Lien Term Loan	S + 3.00%	7.85%	3/6/2027	824	828	828	0.11%
4714 Gettysburg Road, Mechanicsburg, PA, 17055, United States
Southern Veterinary Partners	(7) (12) (14)	First Lien Term Loan	S + 3.75%	8.00%	10/5/2027	4,207	4,203	4,220	0.54%
2204 Lakeshore Drive, Birmingham, AL, 35209, United States
SSJA Bariatric Management LLC	(4) (6)	First Lien Term Loan	S + 5.25%	10.00%	4/30/2025	7,455	7,455	3,556	0.46%
125 Mineola Avenue, Roslyn Heights , NY, 11577, United States
Surgery Center Holdings Inc	(12)	First Lien Term Loan	S + 2.75%	7.67%	12/19/2030	—	(1)	—	—%
4919 Memorial Hwy Ste 200 Tampa, FL, 33634
Team Services Group	(12) (14)	First Lien Term Loan	S + 5.00%	10.51%	12/20/2027	3,307	3,292	3,277	0.42%
3131 Camino del Rio North, San Diego, CA, 92108, United States
Thorne HealthTech	(4) (14)	First Lien Term Loan	S + 5.50%	10.35%	10/16/2030	2,767	2,742	2,773	0.36%
152 West 57th Street, New York, NY, 10019, United States
TIDI Products	(4) (7) (14)	First Lien Term Loan	S + 5.50%	10.35%	12/19/2029	4,531	4,491	4,544	0.59%
570 Enterprise Drive, Neenah, WI, 54956, United States
TIDI Products (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 5.50%	10.35%	12/19/2029	1,201	—	3	—%
VMG Health	(4) (6) (14)	First Lien Term Loan	S + 5.00%	9.60%	4/16/2030	14,082	13,947	13,945	1.79%
2515 McKinney Avenue, Dallas, TX, 75201, United States
W2O Holdings, Inc. (Delayed Draw)	(4) (6) (14)	First Lien Term Loan	S + 4.75%	10.01%	6/12/2028	6,823	6,823	6,758	0.87%
199 Water Street, New York, NY, 10038, United States
Wellspring	(4) (14)	First Lien Term Loan	S + 5.00%	9.70%	8/22/2028	6,479	6,438	6,416	0.83%
5911 North Honore Avenue, Sarasota, FL, 34243, United States
Wellspring	(4) (14)	First Lien Term Loan	S + 5.00%	10.36%	8/22/2028	4,023	3,966	3,984	0.51%
Wellspring (Delayed Draw)	(4)	First Lien Term Loan	S + 5.00%	9.70%	8/22/2028	1,871	1,861	1,853	0.24%
Young Innovations	(4) (6) (7) (14)	First Lien Term Loan	S + 5.75%	10.87%	12/3/2029	6,816	6,756	6,753	0.87%
2260 Wendt Street, Algonquin, IL, 60102, United States
Young Innovations (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 5.75%	10.87%	12/3/2029	1,431	—	(13)	—%

Total Healthcare & Pharmaceuticals							109,722	105,710	0	13.61%

High Tech Industries
Ahead Data Blue LLC	(6)(12) (14)	First Lien Term Loan	S + 3.50%	8.10%	2/1/2031	5,477	5,452	5,492		0.71%
444 West Lake, Chicago, IL, 60606, United States
AppLovin Corp.	(12) (13)	First Lien Term Loan	S + 2.50%	7.35%	8/16/2030	3,895	3,909	3,897		0.50%
1100 Page Mill Road, Palo Alto, CA 94304, United States
AssetMark Financial Holdings (GTCR Everest Borrower LLC)	(12)	First Lien Term Loan	S + 3.00%	8.12%	9/5/2031	—	—	—		—%
1655 Grant Street, 10th Floor, Concord, CA, 94520, United States
BMC Software, Inc.	(12)	First Lien Term Loan	S + 3.75%	9.01%	7/30/2031	5,000	4,988	4,996		0.64%
2103 Citywest Boulevard, Houston TX 77042, United States
Diligent Corporation	(4) (6) (7)	First Lien Term Loan	S + 5.00%	10.09%	8/2/2030	2,553	2,541	2,553		0.33%
61 West 23rd Street, New York, NY, 10010, United States
Diligent Corporation	(4) (6) (7) (14)	First Lien Term Loan	S + 5.00%	10.09%	8/2/2030	14,894	14,820	14,895		1.92%
Diligent Corporation (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S + 5.00%	10.09%	8/2/2030	2,553	(12)	—		—%
Dragon - NCR Voyix	(4) (6)	First Lien Term Loan	S + 3.25%	7.85%	9/30/2031	7,000	6,965	6,965		0.90%
864 Spring Street Northwest, Atlanta, GA, 30308, United States
Ensono, LP.	(6) (12) (14)	First Lien Term Loan	S + 4.00%	8.96%	5/26/2028	10,905	10,852	10,902		1.40%
3333 Finley Road, Downers Grove, IL, 60515, United States
Evergreen Services Group II	(4) (7) (14)	First Lien Term Loan	S + 5.75%	10.35%	10/4/2030	3,298	3,253	3,341		0.43%
832 Sansome Street, San Francisco, CA, 94111, United States
Evergreen Services Group II (Delayed Draw)	(4) (6) (7) (14)	First Lien Term Loan	S + 5.75%	10.35%	10/4/2030	2,666	2,661	2,701		0.34%
II-VI INCORPORATED	(12) (13)	First Lien Term Loan	S + 2.50%	7.35%	7/2/2029	2,302	2,312	2,306		0.29%
375 Saxonburg Boulevard, Saxonburg, PA, 16056, United States
Infobase	(4) (14)	First Lien Term Loan	S + 5.50%	11.01%	6/14/2028	725	720	725		0.09%
132 West 31st Street, New York, NY, 10001, United States
Informatica LLC	(12) (13)	First Lien Term Loan	S + 2.25%	7.10%	10/27/2028	4,467	4,487	4,468		0.58%
2100 Seaport Boulevard, Redwood City, CA, 94603
Instructure	(4) (6) (7)	First Lien Term Loan	S + 3.00%	8.07%	9/11/2031	2,000	1,990	1,990		0.26%
6330 South 3000 East, Suite 700, Salt Lake City, UT, 84121, United States
INSTRUCTURE HOLDINGS INC	(12)	First Lien Term Loan	S + 2.75%	8.07%	10/30/2028	—	(1)	—		—%
ITSavvy	(4) (14)	First Lien Term Loan	S + 5.25%	10.20%	8/8/2028	1,762	1,750	1,762		0.23%

313 South Rohlwing Road, Addison, IL, 60101, United States
MKS INSTRUMENTS INC	(12) (13)	First Lien Term Loan	S + 2.25%	7.17%	8/17/2029	3,420	3,438	3,425	0.44%
2 Tech Drive, Suite 201, Andover, MA, 01810, United States
Options IT	(4) (6) (7)	First Lien Term Loan	S + 4.75%	9.35%	9/30/2031	9,241	9,149	9,149	1.18%
5th Floor, 50 Pall Mall, London, England, United Kingdom
Options IT	(4) (7) (11)	Revolving Loan	S + 4.75%	9.35%	3/31/2031	1,062	149	149	0.02%
Options IT (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 4.75%	9.35%	9/30/2031	3,187	(8)	(32)	—%
Quickbase	(4) (6) (14)	First Lien Term Loan	S + 4.00%	8.85%	10/2/2028	5,586	5,564	5,560	0.72%
255 State Street, Boston, MA, 02109, United States
Red Ventures, LLC (New Imagitas, Inc.)	(12)	First Lien Term Loan	S + 3.00%	7.85%	3/3/2030	1,361	1,359	1,349	0.17%
1101 Red Ventures Drive, Fort Mill, SC, 29707
Specialist Resources Global Inc	(4) (6)	First Lien Term Loan	S + 5.00%	9.85%	9/23/2027	1,328	1,316	1,328	0.17%
318 Seaboard Lane, Franklin, TN, 37067, United States
Specialist Resources Global Inc (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.00%	9.85%	9/23/2027	11,790	(25)	—	—%
Specialist Resources Global Inc (Delayed Draw)	(4) (6) (14)	First Lien Term Loan	S + 5.00%	9.85%	9/23/2027	6,823	6,823	6,823	0.88%
UPC/Sunrise (UPC Financing Partnership)	(12)	First Lien Term Loan	S + 2.93%	8.14%	1/31/2029	3,000	2,988	2,989	0.38%
Thurgauerstrasse 101, 8152 Opfikon, Switzerland
Velosio	(4) (6) (7) (14)	First Lien Term Loan	S + 5.25%	10.56%	3/1/2030	5,494	5,444	5,501	0.71%
5747 Perimeter Drive, Dublin, OH, 43017, United States
Velosio (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 5.25%	10.56%	3/1/2030	1,135	—	1	—%
Worldpay (GTCR W Merger Sub LLC)	(12) (13)	First Lien Term Loan	S + 2.50%	7.10%	1/31/2031	4,465	4,486	4,472	0.58%
8500 Governors Hill Drive, Symmes Twp, OH, 45249, United States
Total High Tech Industries							107,370	107,707	13.87%

Hotel, Gaming & Leisure
Cinemark USA, Inc.	(12) (13)	First Lien Term Loan	S + 3.25%	7.85%	5/24/2030	3,599	3,620	3,609	0.46%
3900 Dallas Parkway, Plano, TX, 75093, United States
Total Hotel, Gaming & Leisure							3,620	3,609	0.46%

Media: Advertising, Printing & Publishing
Thomson Reuters IP & S (AKA Clarivate / Camelot Finance SA)	(12)	First Lien Term Loan	S + 2.75%	7.60%	1/31/2031	3,980	3,992	3,979	0.51%
14, rue Edward Steichen, Luxembourg City 2540, Luxembourg

Vanguard Packaging LLC	(4) (6) (14)	First Lien Term Loan	S + 5.00%	9.87%	8/9/2026	5,839	5,833	5,839	0.75%
89 South Ohioville Road, PO Box 249, New Paltz, New York, 12561, United States
Total Media: Advertising, Printing & Publishing							9,825	9,818	1.26%

Media: Broadcasting & Subscription
Directv (AKA Directv Financing LLC)	(12)	First Lien Term Loan	S + 5.00%	9.96%	8/2/2027	170	169	170	0.02%
208 South Akard Street, Dallas, TX, 75202, United States
Nexstar Broadcasting, Inc.	(12) (13)	First Lien Term Loan	S + 2.50%	7.46%	9/18/2026	3,863	3,869	3,866	0.50%
545 East John Carpenter Freeway, Suite 700, Irving, TX, 75062
Virgin Media Investment Holdings Limited	(12) (13)	First Lien Term Loan	S + 3.25%	8.46%	1/31/2029	1,375	1,357	1,317	0.17%
38 Broadmead, BS1 3BH, Bristol, United Kingdom
Ziggo B.V.	(12) (13)	First Lien Term Loan	S + 2.50%	7.71%	4/30/2028	500	491	489	0.06%
251 Little Falls Drive, Wilmington, DE, 19808, United States
Total Media: Media: Broadcasting & Subscription							5,886	5,842	0.75%

Media: Diversified & Production
BroadcastMed	(4)	Subordinated Debt	N/A	10.00% (Cash) 3.75% (PIK)	11/12/2027	2,775	2,735	2,660	0.34%
195 Farmington Avenue, Farmington, CT, 06032, United States
Creative Artists Agency, LLC	(12)	First Lien Term Loan	S + 3.25%	8.50%	11/27/2028	1,989	1,999	1,990	0.26%
2000 Avenue of the Stars, Los Angeles CA 90067-4705, United States
Total Media: Diversified & Production							4,734	4,650	0.60%

Metals and Mining
Arsenal AIC Parent LLC(Arconic)	(12)	First Lien Term Loan	S + 3.25%	8.10%	8/18/2030	2,608	2,633	2,609	0.34%
201 Isabella Street, Suite 400, Pittsburg, PA, 15212, United States
Total Metals and Mining							2,633	2,609	0.34%

Retail
Amer Sports	(12) (13)	First Lien Term Loan	S + 2.75%	7.85%	2/17/2031	260	259	261	0.03%
Helsinki, 6 Konepajankuja, Finland
Total Retail							259	261	0.03%

Services: Business
ALKU	(4) (6)	First Lien Term Loan	S + 6.25%	10.50%	5/23/2029	2,691	2,646	2,716	0.35%

200 Brickstone Square Suite 503 Andover, MA 01810 United States
Amex GBT	(12)	First Lien Term Loan	S + 3.00%	8.28%	7/25/2031	800	798	799	0.10%
Kennyplein 6, Eindhoven, 5611 ZS, Netherlands
Aramsco	(4) (7) (14)	First Lien Term Loan	S + 4.75%	9.35%	10/10/2030	2,965	2,911	2,973	0.38%
1480 Grandview Avenue, Paulsboro, NJ, 08066, United States
Aramsco (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S + 4.75%	9.35%	10/10/2030	520	—	1	—%
ARMstrong	(4) (14)	First Lien Term Loan	S + 5.75%	10.45%	10/8/2029	2,974	2,934	2,962	0.38%
One Pierce Place, Itasca, IL, 60143, United States
ARMstrong (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.75%	11.13%	10/8/2029	1,007	74	76	0.01%
Caldwell & Gregory	(4)	Subordinated Debt	S + 9.25%	13.85% (PIK)	3/29/2030	5,000	4,900	4,900	0.63%
129 Broad Street Road, Manakin-Sabot, VA, 23103, United States
Cast & Crew	(12)	First Lien Term Loan	S + 3.75%	8.60%	12/29/2028	1,865	1,868	1,871	0.24%
36 W 20th St 3rd Floor, New York, NY 10011
Class Valuation	(4)	Subordinated Debt	N/A	11.00%	9/30/2026	444	440	427	0.05%
2600 Bellingham, Troy, MI, 48083, United States
Class Valuation	(4)	Subordinated Debt	N/A	11.00%	9/30/2026	10,000	9,910	9,599	1.24%
Colibri (McKissock LLC)	(6) (7) (12) (14)	First Lien Term Loan	S + 5.00%	9.96%	3/12/2029	5,955	5,821	5,973	0.77%
399 South Spring Street, Saint Louis, MO, 63110, United States
CrossCountry Consulting	(4) (7) (14)	First Lien Term Loan	S + 4.75%	9.85%	6/1/2029	1,369	1,348	1,375	0.18%
1600 Tysons Boulevard, McLean, VA, 22102, United States
CrossCountry Consulting (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 4.75%	9.85%	6/1/2029	560	(4)	3	—%
Engage	(4) (7) (14)	First Lien Term Loan	S + 5.00%	9.85%	8/1/2029	2,413	2,381	2,390	0.31%
4000 Hollywood Boulevard, Fort Lauderdale, FL, 33021, United States
Engage (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 5.00%	9.85%	8/1/2029	5,790	(14)	(56)	(0.01)%
Engage (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S + 5.00%	9.85%	8/1/2029	2,338	1,040	1,023	0.13%
Esquire Deposition Services	(4)	Subordinated Debt	N/A	14.00% (PIK)	6/30/2029	1,738	1,698	1,696	0.22%
1500 Centre Parkway, Atlanta, GA, 30344, United States
Evergreen Services Group	(4) (7) (14)	First Lien Term Loan	S + 6.25%	10.96%	6/15/2029	3,996	3,935	3,996	0.51%
832 Sansome Street, San Francisco, CA, 94111, United States
Evergreen Services Group (Delayed Draw)	(4) (7) (14)	First Lien Term Loan	S + 6.25%	10.96%	6/15/2029	956	949	956	0.12%
First Advantage Holdings LLC	(12)	First Lien Term Loan	S + 3.25%	8.35%	9/19/2031	1,335	1,328	1,331	0.17%
1 Concourse Pkwy #200, Atlanta, GA 30328, United States

Garda World Security Corporation	(10) (12) (13)	First Lien Term Loan	S + 3.50%	8.83%	2/1/2029	1,995	2,022	1,997	0.26%
2300, Saint-Laurent QC H4R 3J4, Canada
HireRight	(12)	First Lien Term Loan	S + 4.00%	8.85%	9/27/2030	5,969	5,913	5,940	0.76%
100 Centerview Drive, Nashville, TN, 37214, United States
ICON LUXEMBOURG SARL	(10) (12) (13)	First Lien Term Loan	S + 2.00%	6.60%	7/3/2028	100	101	101	0.01%
No. 2 Redesdale House, 85 The Park, Cheltenham, GL50 2RP, United Kingdom
ICON LUXEMBOURG SARL	(10) (12) (13)	First Lien Term Loan	S + 2.00%	6.60%	7/3/2028	25	25	25	—%
Image First	(4) (6) (14)	First Lien Term Loan	S + 4.25%	8.85%	4/27/2028	6,869	6,855	6,869	0.88%
900 East Eighth Avenue, King of Prussia, PA, 19406, United States
Ingram Micro Inc	(12)	First Lien Term Loan	S + 2.75%	7.56%	9/17/2031	2,873	2,886	2,877	0.37%
3351 Michelson Drive, Suite 100, Irvine, CA, 92612, United States
Integrated Power Services	(4) (14)	First Lien Term Loan	S + 4.50%	9.46%	11/22/2028	1,808	1,805	1,808	0.23%
250 Executive Center Drive, Greenville, SC, 29615, United States
Integrated Power Services (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 4.50%	9.46%	11/22/2028	4,519	(10)	—	—%
Kofile	(4)	Subordinated Debt	N/A	13.25% (PIK)	12/31/2027	6,532	6,532	6,235	0.80%
6300 Cedar Springs Road, Dallas, TX, 75235, United States
LSCS Holdings, Inc. (Dohmen)	(4) (6) (14)	First Lien Term Loan	S + 4.50%	9.46%	12/16/2028	8,730	8,684	8,690	1.12%
205 North Michigan Avenue, Chicago, IL, 60601, United States
OMNIA Partners	(7) (12) (14)	First Lien Term Loan	S + 3.25%	8.53%	7/25/2030	2,496	2,482	2,506	0.32%
5001 Aspen Grove Drive, Franklin, TN, 37067, United States
Open Text Corporation	(10) (12) (13)	First Lien Term Loan	S + 2.25%	7.10%	1/31/2030	4,431	4,454	4,452	0.57%
275 Fran Tompa Drive, Waterloo, ON, N2L 0A1, Canada
Phaidon	(4) (6) (10) (13) (14)	First Lien Term Loan	S + 5.50%	10.45%	8/22/2029	6,276	6,229	6,157	0.80%
All Saints Street, London, England, N1 9PA, United Kingdom
Press Ganey	(6) (7) (12) (14)	First Lien Term Loan	S + 3.50%	8.35%	4/30/2031	5,175	5,125	5,170	0.67%
1173 Ignition Drive, South Bend, IN, 46601, United States
Propark Mobility	(4) (14)	First Lien Term Loan	S + 5.00%	9.85%	1/31/2029	2,507	2,469	2,505	0.32%
1 Union Place, Hartford, CT, 06103, United States
Propark Mobility (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.00%	9.80%	1/31/2029	1,153	980	996	0.13%
Propark Mobility (Delayed Draw)	(4)	First Lien Term Loan	S + 6.25%	10.31%	1/31/2029	9,014	8,992	9,007	1.16%
Province	(4) (14)	First Lien Term Loan	S + 5.25%	10.10%	7/1/2030	4,591	4,546	4,549	0.59%

2360 Corporate Circle, Henderson, NV, 89074, United States
Riveron	(4) (6) (14)	First Lien Term Loan	S + 6.25%	11.10%	7/6/2029	5,182	5,056	5,130	0.66%
2515 McKinney Avenue, Dallas, TX, 75201, United States
Riveron (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 6.25%	11.27%	7/6/2029	8,276	(41)	(83)	(0.01)%
Riveron (Delayed Draw)	(4) (6)	First Lien Term Loan	S + 6.25%	11.04%	7/6/2029	777	769	770	0.10%
Safety Infrastructure Services	(4) (6) (14)	First Lien Term Loan	S + 4.75%	9.35%	7/21/2028	6,278	6,217	6,218	0.80%
3314 56th Street, Eau Claire, WI, 54703, United States
Soliant Holdings LLC	(4)	First Lien Term Loan	S + 3.75%	8.60%	7/18/2031	18,310	18,128	18,310	2.37%
5550 Peachtree Parkway, Peachtree Corner, GA, 30092, United States
Synechron	(12)	First Lien Term Loan	S + 3.50%	8.60%	9/26/2031	2,000	1,980	1,985	0.26%
2300, Saint-Laurent QC H4R 3J4, Canada
System One	(4) (14)	First Lien Term Loan	S + 3.75%	8.50%	3/2/2028	1,085	1,085	1,085	0.14%
210 Sixth Avenue, Pittsburgh, PA, 15222, United States
Tempo Acquisition, LLC	(12)	First Lien Term Loan	S + 2.25%	7.10%	8/31/2028	3,656	3,671	3,662	0.47%
345 Park Avenue, New York, NY, 10154, United States
TouchTunes Interactive Network	(4) (6) (14)	First Lien Term Loan	S + 4.75%	9.35%	4/2/2029	7,673	7,673	7,662	0.99%
730 Third Avenue, New York, NY, 10017, United States
Trilon Group	(4) (6) (14)	First Lien Term Loan	S + 5.50%	10.95%	5/27/2029	6,873	6,848	6,807	0.88%
1200 17th Street Suite 860 Denver, CO, 80202, United States
Trilon Group	(4) (6)	First Lien Term Loan	S + 5.50%	10.95%	5/29/2029	3,006	2,978	2,978	0.38%
Trilon Group (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.50%	10.67%	5/29/2029	10,071	2,175	2,079	0.27%
Village Green Holding	(4)	Subordinated Debt	N/A	10.50% (Cash) 1.75% (PIK)	9/26/2029	1,403	1,368	1,369	0.18%
28411 Northwestern Hwy # 400, Southfield, MI, 48034-5525, United States
Village Green Holding (Delayed Draw)	(4) (11)	Subordinated Debt	N/A	10.50% (Cash) 1.75% (PIK)	9/26/2029	536	(7)	(13)	—%
Vistage	(4) (7) (14)	First Lien Term Loan	S + 4.75%	9.35%	7/13/2029	3,473	3,457	3,479	0.45%
4840 Eastgate Mall, San Diego, CA, 92121, United States
Total Services: Business							176,410	176,333	22.71%

Services: Consumer
360 Training	(4) (14)	First Lien Term Loan	S + 5.00%	9.85%	8/2/2028	3,047	3,019	3,047	0.39%
6504 Bridge Point Parkway, Austin, TX, 78730, United States
360 Training (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.00%	9.85%	8/2/2028	2,734	—	—	—%
A Place For Mom, Inc.	(4) (6)	First Lien Term Loan	S + 4.50%	9.46%	2/10/2026	6,786	6,786	6,786	0.88%

701 5th Avenue, Seattle, WA, 98104, United States
All My Sons	(4) (14)	First Lien Term Loan	S + 4.75%	9.71%	10/25/2028	3,616	3,600	3,594	0.46%
2400 Old Mill Road, Carrollton, TX, 75007, United States
Apex Services	(4) (7) (11)	Revolving Loan	S + 5.00%	9.86%	10/24/2029	1,101	(11)	(11)	—%
201 East Kennedy Boulevard, Tampa, FL, 33602, United States
Apex Services	(4) (6) (7) (11)	First Lien Term Loan	S + 5.00%	9.86%	10/24/2030	12,698	(127)	(126)	(0.02)%
Apex Services (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S +5.00%	9.86%	10/24/2030	3,087	328	312	0.04%
Apex Services (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 5.00%	9.86%	10/24/2030	3,114	(16)	(31)	—%
Brightspring Health (aka Phoenix Gurantor Inc.)	(12)	First Lien Term Loan	S + 3.25%	8.10%	2/21/2031	3,980	3,967	3,974	0.51%
805 N. Whittington Parkway, Louisville KY 40222, United States
Excel Fitness	(4) (6) (14)	First Lien Term Loan	S + 5.25%	9.85%	4/27/2029	5,910	5,858	5,857	0.75%
1901 West Braker Lane, Austin, TX, 78758, United States
Excel Fitness (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.50%	10.10%	4/27/2029	2,096	(15)	—	—%
Legacy Service Partners	(4) (14)	First Lien Term Loan	S + 5.25%	10.00%	1/9/2029	4,034	3,971	4,015	0.52%
2701 North Rocky Point Boulevard, Tampa, FL, 33607, United States
Legacy Service Partners (Delayed Draw)	(4) (6) (14)	First Lien Term Loan	S + 5.25%	10.14%	1/9/2029	1,880	1,873	1,871	0.24%
NearU	(4) (6) (7)	First Lien Term Loan	S + 6.00%	11.03%	8/16/2028	5,057	5,004	4,822	0.62%
5217 Raeford Road 103, Fayetteville, NC, 28304, United States
NearU (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S + 6.00%	11.54%	8/16/2028	712	—	(33)	—%
NearU (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S + 6.00%	11.54%	8/16/2028	832	—	(39)	(0.01)%
NearU (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S + 6.00%	11.54%	8/16/2028	84	—	(4)	—%
Norton Life Lock	(12) (13)	First Lien Term Loan	S + 1.75%	6.60%	9/12/2029	366	366	365	0.05%
60 East Rio Salado Parkway Suite 1000, Tempe, AZ, 8528, United States
Palmetto Exterminators	(4)	Subordinated Debt	N/A	9.00% (Cash) 4.00% (PIK)	1/28/2030	666	651	651	0.08%
4055 Faber Place Drive, North Charleston, SC, 29405, United States
Palmetto Exterminators (Delayed Draw)	(4)	Subordinated Debt	N/A	9.00% (Cash) 4.00% (PIK)	1/28/2030	509	502	497	0.06%
Perennial Services Group	(4) (14)	First Lien Term Loan	S + 5.50%	10.66%	9/7/2029	1,680	1,659	1,697	0.22%
255 Greenwood Avenue, Midland Park, NJ, 07432, United States
Perennial Services Group (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 4.75%	9.45%	9/7/2029	7,681	2,846	2,804	0.36%
Perennial Services Group (Delayed Draw)	(4) (14)	First Lien Term Loan	S + 5.50%	10.66%	9/7/2029	1,504	1,502	1,519	0.20%
Protection One (aka Prime Security Services)	(12)	First Lien Term Loan	S + 2.25%	7.45%	10/13/2030	2,225	2,220	2,225	0.29%
1501 Yamato Road, Boca Raton FL 33431, United States

Verscend Technologies	(12)	First Lien Term Loan	S + 3.25%	8.45%	5/1/2031	3,483	3,498	3,485	0.45%
10701 S River Front Pkwy, South Jordan UT 84095, United States
Wrench Group	(4) (7) (14)	First Lien Term Loan	S + 4.00%	8.87%	10/30/2028	3,958	3,950	3,963	0.51%
1819 Main Street, Sarasota, FL, 34236, United States
Total Services: Consumer							51,431	51,240	6.60%

Sovereign & Public Finance
LMI	(4) (6) (14)	First Lien Term Loan	S + 5.50%	10.36%	7/18/2028	6,264	6,160	6,291	0.81%
7940 Jones Branch Drive, Tysons, VA, 22102, United States
Total Sovereign & Public Finance							6,160	6,291	0.81%

Telecommunications
Arise Holdings Inc	(4) (6)	First Lien Term Loan	S + 4.50%	9.43%	12/9/2025	6,821	6,799	6,249	0.80%
3450 Lakeside Drive, Miramar, FL, 33027, United States
Greeneden U.S. Holdings II, LLC (Genesys Telecom Holdings U.S., Inc.)	(12)	First Lien Term Loan	S + 3.50%	8.35%	12/1/2027	1,745	1,759	1,751	0.23%
1302 El Camino Real, Menlo Park CA 94025, United States
Iridium Satellite LLC	(12) (13)	First Lien Term Loan	S + 2.25%	7.10%	9/20/2030	2,303	2,305	2,266	0.29%
1750 Tysons Boulevard, Suite 1400, McLean, VA, 22102, United States
Mobile Communications America Inc	(4) (14)	First Lien Term Loan	S + 5.25%	10.26%	10/16/2029	4,503	4,449	4,543	0.59%
135 North Church Street, Spartanburg, SC, 29306, United States
Mobile Communications America Inc (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.25%	10.44%	10/16/2029	1,463	187	209	0.03%
Sapphire Telecom Inc	(4) (6) (14)	First Lien Term Loan	S + 5.00%	9.60%	6/27/2029	16,874	16,710	16,839	2.16%
5795 West Badura Avenue, Las Vegas, NV, 89118, United States
Total Telecommunications							32,209	31,857	4.10%

Transportation: Cargo
Armstrong Transport Group	(4)	Subordinated Debt	N/A	7.00% (Cash) 7.00% (PIK)	6/30/2027	5,741	5,637	5,638	0.73%
1120 South Tryon, Charlotte, NC, 28203, United States
Armstrong Transport Group	(4)	Subordinated Debt	N/A	17.00% (PIK)	6/30/2027	1,062	1,043	1,043	0.13%
Kamps Pallets	(4) (6)	First Lien Term Loan	S + 6.00%	11.41%	12/23/2026	5,880	5,811	5,702	0.73%
2900 Peach Ridge Northwest, Grand Rapids, MI, 49534, United States
Kenco	(4) (6) (14)	First Lien Term Loan	S + 4.25%	8.99%	11/15/2029	21,223	21,104	21,418	2.76%

2001 Riverside Drive, Chattanooga, TN, 37406, United States
Kenco (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 4.25%	8.99%	11/15/2029	3,749	(19)	34	—%
Kenco (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 4.25%	8.99%	11/15/2029	4,920	(46)	45	0.01%
Total Transportation: Cargo							33,530	33,880	4.36%

Transportation: Consumer
Air Canada	(10) (12) (13)	First Lien Term Loan	S + 2.50%	7.25%	3/21/2031	4,045	4,058	4,060	0.52%
2001 University Street Suite 1600, Montreal, QC H3A 2A6 Canada
Alternative Logistics Technologies Buyer, LLC	(4) (7) (14)	First Lien Term Loan	S + 5.25%	10.10%	2/14/2031	3,892	3,857	3,854	0.50%
5680 Greenwood Plaza Boulevard, Greenwood Village, CO, 80111, United States
Alternative Logistics Technologies Buyer, LLC (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 5.25%	10.10%	2/14/2031	1,118	—	(11)	—%
American Student Transportation Partners	(4)	Subordinated Debt	N/A	6.00% (Cash) 8.50% (PIK)	9/11/2029	1,710	1,673	1,668	0.21%
1325 Scotland Avenue Extension Punxsutawney, PA 15767
American Student Transportation Partners	(4)	Subordinated Debt	N/A	6.00% (Cash) 8.50% (PIK)	9/24/2029	609	594	594	0.08%
United AirLines, Inc.	(12) (13)	First Lien Term Loan	S + 2.75%	8.03%	2/22/2031	4,448	4,463	4,462	0.58%
233 South Wacker Drive, Chicago, IL 60606 United States
WestJet Airlines	(10) (12) (13)	First Lien Term Loan	S + 3.75%	8.35%	2/14/2031	1,742	1,750	1,726	0.22%
22 Aerial Pl Ne Calgary, AB T2E 3J1, Canada
Total Transportation: Consumer							16,395	16,353	2.11%

Utilities: Electric
AWP Group Holdings, Inc.	(4) (6)	First Lien Term Loan	S + 4.75%	9.60%	12/23/2030	2,266	2,259	2,244	0.29%
4244 Mount Pleasant Street NorthWest, North Canton, OH, 44720, United States
AWP Group Holdings, Inc. (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 4.75%	9.60%	12/23/2030	3,080	(15)	(30)	—%
AWP Group Holdings, Inc. (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 4.75%	9.60%	12/23/2030	125	—	(1)	—%
CRCI Holdings Inc	(4) (6) (7)	First Lien Term Loan	S + 5.00%	9.85%	8/27/2031	13,947	13,808	13,811	1.78%
6504 Bridge Point Parkway, Austin, TX, 78730, United States
CRCI Holdings Inc	(4) (7) (11)	Revolving Loan	S + 5.00%	9.85%	8/27/2031	2,567	1,258	1,259	0.16%
CRCI Holdings Inc (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 5.00%	9.85%	8/27/2031	3,487	(17)	(34)	—%
Pinnacle Supply Partners, LLC	(4) (14)	First Lien Term Loan	S + 6.25%	11.37%	4/3/2030	2,514	2,471	2,497	0.32%

1424 Ohio Avenue, Dunbar, WV, 25064, United States
Pinnacle Supply Partners, LLC (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 6.25%	11.68%	4/3/2030	1,452	545	545	0.07%
Vistra Operations Co	(12) (13)	First Lien Term Loan	S + 2.75%	7.60%	4/30/2031	3,582	3,598	3,597	0.46%
6555 Sierra Drive Irving, TX 75039, United States
Total Utilities: Electric							23,907	23,888	3.08%

Utilities: Water
USA Water	(4) (6) (14)	First Lien Term Loan	S + 4.75%	9.60%	2/21/2031	6,945	6,882	6,937	0.89%
363 North Sam Houston Parkway East, Houston, TX, 77060, United States
USA Water (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 4.75%	10.01%	2/21/2031	2,684	295	292	0.04%
Total Utilities: Water							7,177	7,229	0.93%

Wholesale
Ergotech (INS)	(4) (14)	First Lien Term Loan	S + 6.50%	11.91%	1/19/2029	4,540	4,471	4,545	0.59%
190 Central Park Square, Los Alamos, NM, 87544, United States
Ergotech (INS) (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 6.50%	11.91%	1/19/2029	1,139	(17)	1	—%
Industrial Service Group	(4) (14)	First Lien Term Loan	S + 5.75%	11.00%	12/7/2028	2,435	2,398	2,409	0.31%
318 Neeley Street, Sumter, SC, 29150, United States
Industrial Service Group (Delayed Draw)	(4) (14)	First Lien Term Loan	S + 5.75%	11.00%	12/7/2028	1,268	1,263	1,254	0.16%
Industrial Service Group (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.75%	11.01%	12/7/2028	2,245	2,138	2,115	0.27%
Micronics	(4)	Subordinated Debt	S + 5.25%	10.12%	2/17/2027	1,880	1,851	1,849	0.24%
1201 Riverfront Parkway, Chattanooga, TN, 37402, United States
New Era Technology Inc	(4) (6) (7)	First Lien Term Loan	S + 6.25%	11.65%	10/31/2026	6,672	6,658	6,517	0.84%
1370 Avenue of the Americas, New York, NY, 10019, United States
Solaray LLC	(4) (6) (7)	First Lien Term Loan	S + 6.50%	11.53%	12/15/2025	6,474	6,474	6,170	0.79%
85 Rio Grande Drive, Castle Rock, CO, 80104-4218, United States
Total Wholesale							25,236	24,860	3.20%

Total Debt Investments							$1,097,652	$1,090,181	140.39%

Portfolio Company (1) (2)	Footnotes	Investment	Acquisition Date	Share / Unit	Cost	Fair Value	% of Net Assets (5)
Equity Investments
Aerospace & Defense

Clarity Innovations, Inc.	(4) (8)	Partnership Interests	12/7/2023	77,000	$76	$87	0.01%
6940 Columbia Gateway Drive, Columbia, MD, 21046, United States
Clarity Innovations, Inc.	(4) (8)	Partnership Interests	6/21/2024	389,000	389	438	0.06%
Turbine Engine Specialists	(4) (8) (9)	Class A-1 Units	9/1/2023	1,180,000	1,180	1,332	0.17%
600 Railhead Road, Fort Worth, TX, 76106, United States
Total Aerospace & Defense					1,645	1,857	0.24%

Banking, Finance, Insurance, Real Estate
Arax Investment Partners	(4) (8) (13)	Limited Partnership Interests	3/28/2024	820,313	818	1,191	0.15%
10 East 53rd Street, New York, NY, 10022, United States
Inszone	(4) (8) (13)	Partnership Interests	11/30/2023	80,208	77	97	0.01%
2721 Citrus Road, Rancho Cordova, CA, 95742, United States
Total Banking, Finance, Insurance, Real Estate					895	1,288	0.16%

Beverage, Food & Tobacco
Fortune International LLC	(4) (8) (13)	Limited Partnership Interests	5/8/2023	200,000	200	242	0.03%
Fresh Edge	(4) (8)	Class B Common Units	10/3/2022	464	1	47	0.01%
Fresh Edge	(4) (8)	Class A Preferred Units	10/3/2022	464	464	533	0.07%
QualiTech	(4) (8)	Class A Units	8/20/2024	972	976	972	0.13%
318 Lake Hazeltine Drive, Chaska, MN, 55318, United States
Spice World	(4) (8)	LLC Common Units	3/31/2022	1,000	126	137	0.02%
Sugar Foods	(4) (8) (13)	Parent Units	9/29/2023	2,000	200	232	0.03%
Tech24	(4) (8)	Company Unit	10/5/2023	200	200	211	0.03%
Total Beverage, Food & Tobacco					2,167	2,374	0.32%

Capital Equipment
EFC International	(4) (8) (13)	Class A Common Units	2/28/2023	114	46	112	0.01%
EFC International	(4) (8) (13)	Series A Preferred Units	2/28/2023	114	114	129	0.02%
E-Technologies / Superior	(4) (8)	Partnership Interests	5/22/2024	1,000,000	1,010	806	0.10%
Total Capital Equipment					1,170	1,047	0.13%

Chemicals, Plastics & Rubber
Meyer Lab	(4) (8) (13)	Units	2/27/2024	849,000	849	978	0.13%
2401 Northwest Jefferson Street, Blue Springs, MO, 64015, United States
Total Chemicals, Plastics & Rubber					849	978	0.13%

Construction & Building
Gannett Fleming	(4) (8)	Series F Units	5/26/2023	254,428	260	324	0.04%
Gannett Fleming	(4) (8) (9)	Limited Partnership Interests	12/20/2022	178,922	179	228	0.03%
Trench Plate Rental	(4) (8)	Common Equity	3/31/2022	1,000	127	42	0.01%
260 North Sam Houston Parkway East, Houston, TX, 77060, United States
Total Construction & Building					566	594	0.08%

Consumer Goods: Non-Durable
Revision Skincare	(4) (8)	Limited Partnership Interests	3/31/2022	100	98	108	0.01%
Ultima	(4) (8)	Preferred Units	9/12/2022	11	130	173	0.02%
WCI Holdings, LLC	(4) (8) (13)	Class A1 Units	2/6/2023	534,934	535	515	0.07%
3849 Parkway, Pigeon Forge, TN, 37863, United States
Total Consumer Goods: Non-Durable					763	796	0.10%

Containers, Packaging & Glass
Oliver Inc	(4) (8)	Class A Common Units	7/6/2022	7,816	742	487	0.06%
Pacur	(4) (8) (13)	LLC Units	3/31/2022	100	109	118	0.02%
3555 Moser Street, Oshkosh, WI, 54901, United States
Total Containers, Packaging & Glass					851	605	0.08%

Healthcare & Pharmaceuticals
Health Management Associates	(4) (8)	Class A Common Units	3/31/2023	161,953	162	197	0.03%
Spectrum Science	(4) (8)	Limited Partner Interests	10/2/2023	241,975	259	179	0.02%
44425 Airport Road, California, MD, 20619, United States
SSJA Bariatric Management LLC	(4) (8)	Class F Units	4/10/2024	442,712	—	—	—%
Total Healthcare & Pharmaceuticals					421	376	0.05%

High Tech Industries
ITSavvy	(4) (8)	Class A Common Units	8/8/2022	119	119	408	0.05%
Netchex	(4) (8)	Limited Partnership Interest	3/28/2024	480,000	513	568	0.07%
1155 Highway 190 East Service Road, Covington, LA, 70433, United States
Total High Tech Industries					632	976	0.12%

Media: Diversified & Production
BroadcastMed	(4) (8)	Series A-3 Preferred Units	10/4/2022	43,679	655	569	0.07%
Total Media: Diversified & Production					655	569	0.07%

Services: Business
Brainlabs	(4) (8) (10) (13)	Class A Common Shares	9/11/2023	3,753,613	—	—	—%
Building 4, London, England, EC1Y 8AF, United Kingdom
Brainlabs	(4) (8) (10) (13)	Series A Preferred Shares	9/11/2023	10,256,410	389	470	0.06%
Brainlabs	(4) (8) (10) (13)	Series B Preferred Shares	9/11/2023	3,753,613	600	575	0.07%
Class Valuation	(4) (8)	Class A Common Units	12/8/2023	1,145	116	120	0.02%
Esquire Deposition Services	(4) (8)	Class A Limited Partnership Units	7/1/2024	2,424	320	242	0.03%
Kofile	(4) (8)	Class A-2 Common Units	3/31/2022	100	108	187	0.02%
Riveron	(4) (8)	Class A Units	7/17/2023	200	200	196	0.03%
Smith System	(4) (8)	Common Units	12/13/2023	84,000	84	93	0.01%
2301 East Lamar Boulevard, Arlington, TX, 76006, United States
Village Green Holding	(4) (8)	Class A Units	9/26/2024	954,000	954	954	0.12%
Worldwide Clinical Trials	(4) (8)	Series A Preferred	12/12/2023	49	47	48	0.01%
Worldwide Clinical Trials	(4) (8)	Class A Interests	12/12/2023	7	74	73	0.01%
Total Services: Business					2,892	2,958	0.38%

Services: Consumer
AirX Climate Solutions Company	(4) (8)	Partnership Interests	11/7/2023	96	77	142	0.02%
4308 Grant Boulevard, Yukon, OK, 73099, United States
Legacy Service Partners	(4) (8)	Class B Units	1/9/2023	1,963	196	242	0.03%
NearU	(4) (8)	Limited Partnership Interests	8/8/2022	1,419	142	109	0.01%
Palmetto Exterminators	(4) (8)	Class A Units	7/31/2023	770,000	862	929	0.12%
Perennial Services Group	(4) (8) (13)	Class A Units	9/8/2023	1,957	196	283	0.04%
Total Services: Consumer					1,473	1,705	0.22%

Sovereign & Public Finance
LMI	(4) (8)	Limited Partnership Interests	7/18/2022	106,984	107	218	0.03%
7940 Jones Branch Drive, Tysons, VA, 22102, United States
Total Sovereign & Public Finance					107	218	0.03%

Transportation: Consumer
American Student Transportation Partners	(4) (8)	Limited Partnership Interest	9/11/2023	79,081	81	72	0.01%
Total Transportation: Consumer					81	72	0.01%

Utilities: Electric
Pinnacle Supply Partners, LLC	(4) (8)	Subject Partnership Units	4/3/2023	111,875	112	101	0.01%
Total Utilities: Electric					112	101	0.01%

Utilities: Water
USA Water	(4) (8) (13)	Common Units	2/21/2024	4,226	423	491	0.06%
Total Utilities: Water					423	491	0.06%

Total Equity Investments					$15,702	$17,005	2.19%

Portfolio Company (1) (2)	Interest Rate	Share/Unit	Cost	Fair Value	% of Net Assets (5)
Cash Equivalents
BlackRock Liquidity Funds T-Fund Institutional Class	4.83%	26,526,567	$26,527	$26,527	3.42%
First American Government Obligations Fund - Class Z	4.78%	10,821	11	11	—%
Total Cash Equivalents			$26,538	$26,538	3.42%

Total Investments			$1,139,892	$1,133,724	146.00%

____________________
(1)All investments are non-controlled/non-affiliated investments as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act classifies investments based on the level of control that the Fund maintains in a particular portfolio company. As defined in the 1940 Act, a portfolio company is generally presumed to be “non-controlled” when the Fund owns 25% or less of the portfolio company’s voting securities and “controlled” when the Fund owns more than 25% of the portfolio company’s voting securities. The 1940 Act also classifies investments further based on the level of ownership that the Fund maintains in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when the Fund owns less than 5% of a portfolio company’s voting securities and “affiliated” when the Fund owns 5% or more of a portfolio company’s voting securities.
(2)Unless otherwise indicated, issuers of debt and equity held by the Fund are domiciled in the United States.
(3)The majority of the investments bear interest at rates that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”), which reset monthly or quarterly. For each such investment, the Fund has provided the spread over SOFR and the current contractual interest rate in effect at September 30, 2024. As of September 30, 2024, effective rates for 1M S, 3M S, 6M S and 12M S are 4.85%, 4.59%, 4.25% and 3.78%, respectively. Certain investments are subject to a SOFR floor. For fixed rate loans, a spread above a reference rate is not applicable.
(4)Investment valued using unobservable inputs (Level 3). See Note 2 “Significant Accounting Policies – Valuation of Portfolio Investments” in our consolidated financial statements included elsewhere in this prospectus for more information.
(5)Percentage is based on net assets of $776,511 as of September 30, 2024.
(6)Denotes that all or a portion of the assets are owned by SPV II (as defined in Note 1 “Organization” in our consolidated financial statements included elsewhere in this prospectus). On July 16, 2024, SPV II entered into a borrower joinder agreement to become party to the Bank of America Credit Facility Agreement and pledged all of its assets to the collateral administrator to secure its obligations under the Bank of America Credit Facility. Accordingly, such assets are not available to creditors of the Fund. See Note 6 “Secured Borrowings” in our consolidated financial statements included elsewhere in this prospectus for more information.
(7)Investment is a unitranche position.
(8)Security acquired in transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be a “restricted security” under the Securities Act. As of September 30, 2024, the Fund held fifty restricted securities with an aggregate fair value of $17,005, or 2.19% of the Fund’s net assets.
(9)Represents an investment held through an aggregator vehicle organized as a pooled investment vehicle.
(10)This portfolio company is not domiciled in the United States. A portfolio company that is not domiciled in the United States is considered a non-qualifying asset under Section 55(a) of the 1940 Act. See Note 3 “Investments” in our consolidated financial statements included elsewhere in this prospectus for more information.
(11)Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. See Note 7 “Commitments and Contingencies” in our consolidated financial statements included elsewhere in this prospectus for more information. The investment may be subject to unused commitment fees.
(12)Investments valued using observable inputs (Level 2), if applicable. See Note 2 “Significant Accounting Policies – Valuation of Portfolio Investments” and Note 4 “Fair Value Measurements” in our consolidated financial statements included elsewhere in this prospectus for more information.
(13)The investment is considered as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Fund cannot acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Fund’s total assets. As of September 30, 2024, total non-qualifying assets at fair value represented 11.67% of the Fund’s total assets calculated in accordance with the 1940 Act.
(14)Denotes that all or a portion of the assets are owned by CLO-I (as defined in Note 1 “Organization” in our consolidated financial statements included elsewhere in this prospectus), which serve as collateral for the 2024 Debt Securitization (as defined in the Notes to our consolidated financial statements included elsewhere in this prospectus). See Note 6 “Secured Borrowings” in our consolidated financial statements included elsewhere in this prospectus for more information.

MANAGEMENT OF THE FUND
Board of Trustees
Our business and affairs are managed under the direction of our Board of Trustees. The responsibilities of the Board of Trustees include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, our financing arrangements and corporate governance activities. Our Board of Trustees consists of seven members, four of whom are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund or of the Adviser and are “independent,” as determined by our Board of Trustees. We refer to these individuals as our Independent Trustees. Our Board of Trustees elects our executive officers, who serve at the discretion of the Board of Trustees.
Trustees
Information regarding the Board of Trustees is as follows:

Name	Age	Position	Trustee Since
Independent Trustees
Stephen Potter	68	Trustee	2022
James Ritchie	70	Trustee	2022
Dee Dee Sklar	74	Trustee	2022
Sarah Smith	65	Trustee	2022
Interested Trustees
Kenneth Kencel	65	Chief Executive Officer, President, Trustee and Chairman	2022
William Huffman	55	Trustee	2022
Michael Perry	57	Trustee	2023
The address for each trustee is c/o Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152.
Executive Officers Who are Not Trustees
Information regarding our executive officers who are not Trustees is as follows:

Name	Age	Position
Shai Vichness	42	Chief Financial Officer and Treasurer
Charmagne Kukulka	35	Chief Compliance Officer
John McCally	45	Vice President and Secretary
Marissa Short	41	Controller
The address for each executive officer is c/o Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152.
Biographical Information
The following is information concerning the business experience of our Board of Trustees and executive officers. Our Trustees have been divided into two groups—interested Trustees and Independent Trustees. Interested Trustees are “interested persons” as defined in the 1940 Act.

Interested Trustees
Kenneth Kencel, Chief Executive Officer, President & Chairman
Ken Kencel has served as Chief Executive Officer, President and Chairman of the Board of the Fund since March 2022 and has served as President and Chief Executive Officer of Churchill since 2015. Mr. Kencel has served as the Chief Executive Officer, President and Chairman of the Board of Nuveen Churchill Direct Lending Corp., a BDC, since December 2019, and NC SLF Inc., a closed-end fund registered under the 1940 Act, since March 2021. Throughout his over 35-year career in the investment industry, Mr. Kencel has accrued a broad range of experience in leading private credit investment businesses.
Previously, Mr. Kencel served as a Managing Director of The Carlyle Group, and from May 2014 to April 2015, he also served as President and a Director of TCG BDC, Inc. (Carlyle’s publicly traded business development company). Prior to Carlyle, he founded and was President and CEO of Churchill Financial Group; and served as Head of Leveraged Finance for Royal Bank of Canada as well as Head of Indosuez Capital—a leading middle market merchant banking and asset management business in partnership with Credit Agricole Group. Mr. Kencel also helped to found the high yield finance business at Chase Securities (now JP Morgan Chase). He began his career in the Mergers & Acquisitions Group at Drexel Burnham Lambert.
Mr. Kencel serves on the Pension Investment Advisory Committee for the Archdiocese of New York, the Board of Trustees and Chairman of the Investment Committee of Canisius High School and the Advisory Board of Teach for America (Connecticut). Mr. Kencel is a former member of the Board of Advisors and Adjunct Professor at the McDonough School of Business at Georgetown University. He earned his B.S. in Business Administration, magna cum laude, from Georgetown University and his J.D. from Northwestern University Pritzker School of Law.
We believe Mr. Kencel’s numerous management positions, as well as his depth of experience with corporate finance and middle market investments, give the Board of Trustees valuable industry-specific knowledge and expertise on these and other matters, and his history with Churchill provides an important skillset and knowledge base to the Board of Trustees.
William Huffman, Trustee
William Huffman has served as a trustee of the Fund since March 2022. Mr. Huffman is Chief Executive Officer of Nuveen, a leading global asset management firm with more than $1 trillion in assets under management. Responsible for driving Nuveen's vision, strategy and day-to-day operations, he and his leadership team set and execute key growth initiatives and oversee Nuveen's investment teams, product strategy and management and client businesses. Mr. Huffman chairs the Nuveen Executive Committee and is a member of parent company TIAA's Executive Committee. Previously, Mr. Huffman led the Nuveen Equities and Fixed Income (NEFI) group, managing a global investment business in equities, taxable fixed income, munis, multi-asset, private capital and green lending, while providing the firm's clients with diverse capabilities and solutions. Mr. Huffman was also the President of Nuveen Asset Management, responsible for leading all of Nuveen Asset Management's business and investment management activities.
Mr. Huffman joined Nuveen in 2008 after 17 years at Northern Trust where he was President and Chief Executive Officer of Northern Trust Global Advisors, Inc., serving institutional and wealth clients in traditional asset classes and alternatives including hedge funds and private equity. Prior to these roles, Mr. Huffman served as the director of quantitative product management for Northern Trust, and began his career with the firm as the leader of the internal audit group responsible for treasury, investment management and finance functions.
Mr. Huffman graduated with a B.S. in Accounting from Indiana University and an M.B.A. in Finance from the University of Chicago. Mr. Huffman has also passed the Certified Public Accountant exam. Mr. Huffman serves his community as Chairman Elect of the Board of Directors for the Boys and Girls Clubs of Chicago, and as a Rush System Trustee member and Cancer Advisory Council member.

Michael Perry, Trustee
Michael Perry has served as a trustee of the Fund since March 2023. Mr. Perry is an Executive Vice President and the Head of the Global Client Group for Nuveen, which is responsible for deploying Nuveen’s insights, capabilities and solutions to best serve Wealth and Institutional clients. Mr. Perry also has served as a director of Nuveen Churchill Direct Lending Corp., also managed by Churchill, since December 2019. He is a member of Nuveen’s Executive Leadership Team, providing expertise across Nuveen’s asset management business with a focus on growing revenue through new business opportunities and expanded relationships with current clients. Mr. Perry also has served as a director on the board of directors of Nuveen Japan Co. Ltd. since November 2023. Previously, he led Nuveen’s U.S. and Global distribution teams, and was head of Global Product where he helped build and grow the firm’s closed-end fund and alternative investment businesses. Before joining Nuveen in 2015, he spent five years at UBS Wealth Management, where he was a member of the Executive Committee responsible for investment advisory programs and manager research, planning, funds, alternative investments, insurance and the UBS Trust Company. Prior to that, he spent 15 years at Merrill Lynch as a senior executive leading a number of capital market and investment advisory businesses focused on the wealth management channel. Mr. Perry graduated with a B.S. in Industrial and Operations Engineering from the University of Michigan and an M.B.A. from the New York University Stern School of Business. He is a board member for Youth, Inc., a non-profit that empowers organizations serving New York City youth.
Independent Trustees
Stephen Potter, Trustee
Stephen Potter has served as a trustee of the Fund since March 2022 and a director of Nuveen Churchill Direct Lending Corp. since December 2019. From 2008 to 2017, prior to his retirement, Mr. Potter served as President of Northern Trust Asset Management (NTAM), a large global asset management firm, and as CEO of Northern Trust Investments, a registered investment adviser. From 2001-2008, Mr. Potter served as CEO of Northern Trust Global Services, Ltd. and led all of Northern Trust’s business activities outside the United States. In his various leadership roles at Northern Trust Corporation, Mr. Potter actively engaged with the board of directors and regulators focused on business strategy, risk management and long term talent development. Mr. Potter currently serves on the boards of Miami Corporation, Rush University Medical Center, Duke University Trinity College, the British American Business Council, the Solti Foundation, the American School in London US Foundation, Japan America Society of Chicago, Rush System for Health, Walter Scott & Partners in Edinburgh and the Social & Economic Advisory Board of the RAND Corporation in Santa Monica, CA. Mr. Potter is currently Chairman of the Japan America Society of Chicago. Mr. Potter holds an A.B. in Economics and History from Duke University and an M.B.A. in Finance and Marketing from Northwestern University.
James J. Ritchie, Trustee
James J. Ritchie has served as a trustee of the Fund since March 2022, a director of Nuveen Churchill Direct Lending Corp. since December 2019 and a director of NC SLF Inc. since March 2021. He also serves on the board of Kinsale Capital Group, Inc., a Richmond-based specialty insurance company. At various times from 2007 to 2018, he served as chairman of the boards of Brightsphere Investment Group plc, a global asset management firm, F&G Life Insurance Company, a life & annuity insurance company and Quanta Capital Holdings, Ltd., a property and casualty insurance holding company. Prior to serving as chairman of the boards of these firms, he chaired their respective audit committees as well as those of KMG America Corporation, a life and health insurance company, Ceres Group, Inc., a health insurance company, Lloyds Syndicate 4000 and Old Mutual Bermuda, a Bermuda-based financial services company. From 2001 to 2003, he served as CFO of White Mountains Insurance Group, Ltd., a Bermuda-based insurance holding company. Prior thereto, he held senior management positions in Cigna Corporation and Price Waterhouse (now PricewaterhouseCoopers LLP). He is a member of the National Association of Corporate Directors and the American Institute of Certified Public Accountants. Mr. Ritchie received an MBA from the Rutgers Graduate School of Business Administration and an AB economics degree with honors from Rutgers College.

Dee Dee Sklar, Trustee
Dee Dee Sklar has served as a trustee of the Fund since March 2022. Ms. Sklar is a seasoned banking executive with over 40 years of experience in the financial services industry. Ms. Sklar’s diverse and global leadership experience spans across all functions and segments of the industry and has allowed her to build an extensive network that includes C-suite and Board members across leading private equity and alternative investment management firms, banks, institutional investors and insurance companies. Most recently, Ms.Sklar served as Vice Chair and Head of Subscription Finance at Wells Fargo (NYSE: WFC) from 2012 to December 2019, where she helped build the bank into a leading global provider of subscription financing. During her time at Wells Fargo, Ms. Sklar also held various corporate governance and leadership positions including Co-Head of the New York Women’s Network. Ms. Sklar is the Founder and current Co-Global Chair of Women in Fund Finance and continues to hold support roles with the Fund Finance Association. She is a Business Advisory Board member of Tealbook, a Canadian headquartered global leader in AI supply chain technology and a member of the Advisory Group for The Artemis Fund’s platform which invests in women founded/cofounded fintech and technology early-stage companies. Previously, Ms. Sklar served as a Board Member of Nuveen Churchill Private Credit Fund, an Advisory Board Member of Atalaya Capital acquired by Blue Owl, a Supervisory Board Member of 17Capital UK a credit private equity sponsor acquired by Oaktree, an independent director of Papaya Growth Opportunity Corp 1, (Nasdaq: PPYAW), and Kernel Group Holdings, Inc. (Nasdaq: KRNL), both of which she headed the Audit Committee. Prior to her time at Wells Fargo, Ms. Sklar worked at WestLB AG, a European global bank from 2000 to 2012, serving as the Head of Financial Institutions Americas and Global Head of Fund Finance from 2004 to 2012. Ms. Sklar led the negotiations of WestLB’s sale of its global funds business to Wells Fargo. During her eight years at WestLB, Ms. Sklar oversaw the firm’s fund finance business across the U.S. Europe, Asia and Latin America and led the origination of over $70 billion of fund financing for global private equity funds. Prior to joining WestLB, Ms. Sklar was a senior securitization banker at Rothschild Inc. from 1994 to 2000. Ms. Sklar earned a B.S. from the University of Tennessee.
Sarah Smith, Trustee
Sarah Smith has served as a trustee of the Fund since March 2022. Ms. Smith was a former member of the Management Committee of Goldman Sachs. In that capacity, Ms. Smith served as the Controller and Chief Accounting Officer of the firm, including during the IPO, and subsequently as the Chief Compliance Officer. Ms. Smith also served on several governing committees, including the Firmwide Risk Committee, the Commitments Committee and the Firmwide Investment Committee. Ms. Smith retired in December 2021. Ms. Smith joined Goldman Sachs in 1996 and was named Managing Director in 1998 and Partner in 2002. Prior to joining Goldman Sachs, Ms. Smith worked in the National and Audit practices of KPMG in both London and New York and held several finance positions at Bristol-Myers Squibb. Ms. Smith is a member of the Board of AON PLC, the Board of Trustees of the Financial Accounting Foundation, the parent organization of the Financial Accounting Standards Board (FASB) and the Governmental Accounting Standards Board (GASB) since September 2020, and she previously served on the US Treasury Department’s Commission on the Auditing Industry. Ms. Smith attended City of London (Dip. Acc), and is a Fellow of the Institute of Chartered Accountants in England and Wales. Ms. Smith is a Board member and Chair of Audit and Risk Committee for two private companies: Klarna Bank A.B. (since January 2021) and Via Transportation (since June 2021).
Executive Officers Who Are Not Also Trustees
Shai Vichness, Chief Financial Officer and Treasurer
Shai Vichness serves as Chief Financial Officer and Treasurer of the Fund, Nuveen Churchill Direct Lending Corp. and NC SLF Inc., and as a Senior Managing Director and Chief Financial Officer of Churchill. Previously, as Managing Director and Head of Senior Leveraged Lending for Nuveen, Mr. Vichness was responsible for initiating Nuveen’s investment program in middle market senior loans and was directly involved in the launch of Churchill as an affiliate in 2015. Since the launch of Churchill, Mr. Vichness has been a member of Churchill’s Investment Committee and has been actively engaged in the management of the firm, including the development of its infrastructure and operations. Mr. Vichness joined Nuveen in 2005 and has spent his entire career in the private debt markets, with a significant amount of time spent in the firm’s workout and restructuring department. Mr. Vichness holds a B.B.A. from Baruch College, CUNY and is a CFA charterholder.
Charmagne Kukulka, Chief Compliance Officer

Charmagne Kukulka serves as the Chief Compliance Officer of the Fund, NC SLF Inc. and Nuveen Churchill Direct Lending Corp. Ms. Kukulka served as a Principal and Deputy Chief Compliance Officer at Churchill since May 2023, and was appointed as the Chief Compliance Officer of Churchill, the Fund, NC SLF Inc. and Nuveen Churchill Direct Lending Corp. in March 2024. Ms. Kukulka is responsible for managing Churchill’s compliance program and provides compliance support in connection with regulatory matters affecting the business. Prior to joining Churchill, Ms. Kukulka was the Chief Compliance Officer at 13D Management LLC, specializing in investment adviser and 1940 Act rules and regulations from January 2022 to May 2023. She began her compliance career at Blackstone Inc., where she held various roles within the legal and compliance teams administering the compliance program for Blackstone’s registered funds platform from August 2013 to January 2022. Ms. Kukulka received her B.A. in Business and Corporate Communications from Arizona State University’s W.P. Carey School of Business.
John McCally, Vice President and Secretary
John McCally is a Vice President and the Secretary of the Fund, Nuveen Churchill Direct Lending Corp. and NC SLF Inc., and serves as the General Counsel for Churchill after establishing Churchill with the Churchill Financial Founders in 2015. Mr. McCally has served in the TIAA and Nuveen legal departments since 2010, including as the head of legal for Nuveen Leveraged Finance. Mr. McCally also provides legal support for various investment and asset management teams within the Nuveen and TIAA businesses, including those engaged in public and private fixed income, derivatives and structured products. Prior to joining the organization in 2010, Mr. McCally was an associate with Cadwalader, Wickersham & Taft LLP, specializing in derivatives, structured products and investment management, based in its Washington, DC office. Mr. McCally received a B.A. from Duke University and a juris doctor from The George Washington University Law School.
Marissa Short, Controller
Marissa Short joined Churchill in 2018 and currently serves as Controller of the Fund, Nuveen Churchill Direct Lending Corp. and NC SLF Inc, and as a Managing Director, Funds Controller of Churchill. Ms. Short is a member of Churchill's Operating Committee, as well as Churchill's Valuation and Product Committee. Prior to Churchill, she was a senior manager in the Wealth and Asset Management Practice at Ernst & Young LLP, responsible for the planning, implementation, and completion of financial statement audits for alternative investment funds and registered investment companies. Ms. Short received her B.S. in Accounting and Business Administration from Lehigh University and is a Certified Public Accountant in the State of New York.
Communications with Trustees
Shareholders and other interested parties may contact any member (or all members) of the Board of Trustees by mail. To communicate with the Board of Trustees, any individual Trustees or any group or committee of Trustees, correspondence should be addressed to the Board of Trustees or any such individual Trustees or group or committee of Trustees by either name or title. All such correspondence should be sent c/o Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Chief Compliance Officer.
Board Role in Risk Oversight and Compliance
The Board of Trustees performs its risk oversight function primarily through (a) the Audit Committee, the Nominating and Corporate Governance Committee and the Co-Investment Committee (collectively, the “Committees”), which report to the entire Board of Trustees and are comprised solely of Independent Trustees, and (b) reports received from the Fund’s Chief Compliance Officer in accordance with the Fund’s compliance policies and procedures.

As described below in more detail under the “Audit Committee,” “Nominating and Corporate Governance Committee” and “Co-Investment Committee” subsections below, the Committees assist the Board of Trustees in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Fund’s accounting and financial reporting processes, the Fund’s systems of internal controls regarding finance and accounting and audits of the Fund’s financial statements and discussing with management the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Fund’s risk assessment and risk management policies. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include nominating trustees for election by the Fund’s shareholders in the event of director vacancies, developing and recommending to the Board of Trustees a set of corporate governance principles and overseeing the evaluation of the Board of Trustees and the Committees. The Co-Investment Committee’s risk oversight responsibilities include reviewing and making certain findings in respect of co-investment transactions and monitoring compliance with the conditions of the Order, as well as certain other matters pertaining to potential or actual conflicts of interest.
The Board of Trustees also performs its risk oversight responsibilities with the assistance of the Fund’s Chief Compliance Officer. The Chief Compliance Officer prepares a written report quarterly discussing the adequacy and effectiveness of the compliance policies and procedures of the Fund and certain of its service providers. The Chief Compliance Officer’s report, which the Board of Trustees reviews quarterly, addresses at a minimum: (a) the operation of the Fund’s compliance policies and procedures and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Trustees would reasonably need to know to oversee the Fund’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Trustees periodically, but in no event less than once each year.
The Fund believes the role of the Board of Trustees in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC, the Fund must comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Fund’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% immediately after the Fund incurs such indebtedness. In addition, the Fund has elected, and intends to qualify annually, to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements.
The Board of Trustees believes its existing role in risk oversight is appropriate. However, the Board of Trustees re-examines the manner in which it administers its oversight function on an ongoing basis to ensure that it continues to meet the Fund’s needs.
Committees of the Board of Trustees
The Board of Trustees currently has three committees: an Audit Committee, a Nominating and Corporate Governance Committee and a Co-Investment Committee and may form additional committees in the future. We do not have a compensation committee because our executive officers do not receive any direct compensation from us. A brief description of each committee is included in this Prospectus, and the charters of the Audit Committee and the Nominating and Corporate Governance Committee can be accessed on the Fund’s website at www.nuveen.com/pcap. Under our Declaration of Trust and Bylaws, the Fund is required to hold an annual meeting of shareholders during each fiscal year.
Audit Committee
The Audit Committee held eight formal meetings and took actions by unanimous written consent during the fiscal year ended December 31, 2024.
The Audit Committee is comprised of Stephen Potter, James Ritchie, Dee Dee Sklar, and Sarah Smith, each of whom is an Independent Trustee. Mr. Ritchie serves as chair of the Audit Committee. The Board of Trustees has determined that each of James Ritchie and Sarah Smith qualify as an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Our Audit Committee members also meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act.
The Audit Committee operates pursuant to a charter approved by the Board of Trustees, which sets forth the responsibilities of the Audit Committee. The Audit Committee (a) assists the Board of Trustees’ oversight of the integrity of our financial statements, the independent registered public accounting firm’s independence, qualifications and performance and our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm; (b) reviews and approves the Audit Committee report, as required by the SEC, to be included in our annual proxy statement; (c) oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and policies and internal controls over financial reporting; (d) in conjunction with the Board of Trustees, oversees the valuation process of the Adviser, as the Valuation Designee, in determining the fair value of portfolio securities for which current market values are not readily available in accordance with the Fund's valuation policy and Rule 2a-5 under the 1940 Act; (e) determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof; (f) reviews reports regarding compliance with the Fund’s Code of Business Conduct and Ethics; (g) pre-approves all audit and non-audit services provided to us by such independent registered public accounting firm; and (h) acts as a liaison between our independent registered public accounting firm and the Board of Trustees.
Nominating and Corporate Governance Committee
The Nominating Committee held one formal meeting and took action by unanimous written consent during the fiscal year ended December 31, 2024.
The Nominating Committee is comprised of Stephen Potter, James Ritchie, Dee Dee Sklar, and Sarah Smith, each of whom is an Independent Trustee. Sarah Smith serves as chair of the Nominating Committee.
The Nominating Committee operates pursuant to a charter approved by the Board of Trustees, which sets forth the responsibilities of the Nominating Committee. The Nominating Committee recommends to the Board of Trustees persons to be nominated by the Board of Trustees for election on an annual basis and in the event any vacancy on the Board of Trustees may arise. The Nominating Committee will consider for nomination to the Board of Trustees candidates submitted by our shareholders or from other sources it deems appropriate. In considering whether to recommend any particular candidate for inclusion in the Board of Trustees’ slate of recommended trustee nominees, the Nominating Committee applies the criteria included in its charter. These criteria include the candidate’s standards of character and integrity, knowledge of the Fund’s business and industry, conflicts of interest, willingness to devote time to the Fund and ability to act in the interests of all shareholders. The Nominating Committee does not assign specific weight to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Board of Trustees does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for board membership. The Board of Trustees believes diversity is important because a variety of viewpoints contribute to an effective decision-making process.
The Nominating Committee also makes recommendations with regard to the tenure of the trustees and is responsible for overseeing an annual evaluation of the Board of Trustees and its committee structure to determine whether the structure is operating effectively.
Co-Investment Committee
The Co-Investment Committee (formerly known as the Special Transactions Committee) held three formal meetings and took action by unanimous written consent during the fiscal year ended December 31, 2024.
The Co-Investment Committee is comprised of Stephen Potter, James Ritchie, Dee Dee Sklar, and Sarah Smith, each of whom is an Independent Trustee. Stephen Potter serves as chair of the Co-Investment Committee.

The Co-Investment Committee is responsible for reviewing and making certain findings in respect of co-investment transactions under the conditions of the Order granted by the SEC as well as certain other matters pertaining to actual or potential conflicts of interest.
Nuveen
Nuveen is a direct, wholly owned subsidiary of TIAA, and the indirect parent company of the Adviser and Churchill. As the investment management arm of TIAA, Nuveen markets a wide range of specialized investment solutions that provide investors access to the capabilities of Nuveen’s boutique investment management affiliates, each of which has distinct investment processes and dedicated investment teams. TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and the companion organization of College Retirement Equities Fund.
Nuveen’s middle market senior debt, junior capital and private equity investing activity is conducted through Churchill, one of its majority-owned affiliates. Together, Nuveen and Churchill provide investors with a focused strategy for capitalizing on opportunities in the middle market, extensive market knowledge and a differentiated platform that can offer institutional investors access to opportunities not easily replicated by traditional asset classes and that may serve as a tool for portfolio diversification.
Nuveen is a global asset manager. As of September 30, 2024, Nuveen managed $1.3 trillion in assets with a long-term perspective and expertise across a wide range of traditional and alternative asset classes.
$1.3 trillion1 in assets under management2:
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1 As of September 30, 2024. Nuveen assets under management (AUM) is inclusive of underlying investment specialists.
2 Totals may not equal 100% due to rounding.
3 Nuveen traces its history to 1898 when the company began underwriting municipal bonds, and TIAA was founded in 1918.
4 Nuveen’s equities investing team (which is inclusive of TIAA’s equities investing team) started investing in equities in 1952 and started a responsible investing strategy in 1990.
5 As of September 30, 2024. Multi-asset AUM includes target date and other multi asset strategies. Underlying asset categories included in target date funds are $30 billion fixed income, $75 billion equities and $2 billion real estate.
6 Pensions & Investment Real Estate Managers Special Report, October 2024. Ranking included 72 real estate managers and ranked them by total worldwide real estate assets as of June 30, 2024. Real estate assets are reported net of leverage, including contributions committed or received but not yet invested; REOCs are included with equity; REIT securities are excluded.

Since 1918, TIAA’s asset management division (now operating as Nuveen) has been providing investment solutions and strategies to a wide range of clients worldwide, including institutional investors, intermediaries, plan sponsors, investment and pension consultants, financial advisors, and individual investors. Nuveen is one of the largest global asset managers across multiple asset classes.
Nuveen’s global equity assets include fundamental active, quantitative, and index strategies. Its fixed-income assets span across public and private markets. In addition, it manages directly owned real estate and alternative assets.

TIAA is a Fortune 100 financial services organization and a leading private provider of retirement benefits nationwide, serving over 4.7 million individuals from more than 12,00010 plan sponsor clients. It had combined assets under management of over $1.3 trillion (as of December 31, 2023). The Fund was established by TIAA and operated as a wholly owned subsidiary of TIAA until the Escrow Break Date. TIAA (directly or through one or more of its affiliates) invested $1,000 in the Fund, which includes consideration for its acquisition of 40 Class I shares at $25.00 per share. In addition, on March 31, 2022, prior to the Fund’s election to be regulated as a BDC under the 1940 Act, TIAA contributed certain portfolio investments to the Fund and SPV I in the amount of $296,231,000 (fair value as of March 31, 2022). In connection therewith, the Fund entered into the Note with TIAA as the lender, and issued to TIAA 10,540,000 shares of the Class I shares at $25.00. See “Consolidated Schedule of Investments” and Notes 5, 7 and 9 to our consolidated financial statements included elsewhere in this prospectus for more information. Class I shares owned by TIAA will be subject to additional restrictions. TIAA may submit its shares for repurchase beginning on March 31, 2027. The total amount of repurchases of TIAA shares eligible for redemption will be limited to no more than 1.67% of our aggregate NAV per calendar quarter; provided that, if in any quarter the total amount of aggregate repurchase requests of all classes of our Common Shares does not exceed the overall share repurchase plan limits of 5% of the aggregate NAV per calendar quarter, the above redemption limits on the TIAA shares shall not apply to that quarter and TIAA shall be entitled to redeem up to the overall share repurchase plan limits.
The Adviser is responsible for the overall management of the Fund’s activities pursuant to the Advisory Agreement. The Adviser has delegated substantially all of its daily portfolio management obligations to Churchill pursuant to the CAM Sub-Advisory Agreement. In addition to serving as an investment sub-adviser to the Fund, Churchill manages other middle market investment strategies that seek competitive risk-adjusted yields and returns, raising assets from third-party institutional investors and TIAA’s general account.
Churchill managed (directly or as a sub-adviser) over $52 billion of committed capital as of January 1, 2025 across a range of vehicles, including BDCs, a registered closed-end investment company, separate accounts, structured finance products and private funds investing in private middle market leveraged loans, subordinated debt, equity related securities, private equity, limited partner commitments, and related strategies. The investment advice that Churchill provides through the Senior Loan Investment Team is limited primarily to investments in first-lien secured and unitranche loans made principally to private U.S. middle market companies whose typical profile is consistent with below-investment grade debt ratings categories and that are, in most cases, controlled by private equity investment firms. As of January 1, 2025, the Senior Loan Investment Team currently manages over $28 billion of committed capital dedicated to Senior Loan Investments across its investment platform. The investment advice that Churchill provides through the PEJC Investment Team is limited primarily to investments in private equity, equity co-investments and similar equity-related securities, subordinated debt and second-lien loans, in each case made principally in respect of the U.S. middle market. As of January 1, 2025, the PEJC Investment Team currently manages approximately $24.7 billion of committed capital.
Churchill provides investment advisory and management services to the Fund pursuant to the CAM Sub-Advisory Agreement. Under the terms of the CAM Sub-Advisory Agreement, Churchill will: (i) identify, evaluate and negotiate the structure of investments (including performing due diligence on prospective portfolio companies); (ii) close and monitor investments; and (iii) determine the securities and other assets to be purchased, retained or sold.
History and Experience of the Senior Loan Investment Team.
The Senior Loan Investment Team is comprised of experienced middle market lending professionals who have developed a strong track record of fundraising and investing over business cycles. The following is a brief summary of that history:
•In 2006, the Churchill Financial Founders established Churchill Financial LLC with Bear Stearns Merchant Banking.
10 Includes unique institutional clients serviced by TIAA for either retirement or Keogh plans.

•In 2010, Churchill Financial LLC became a portfolio company of Olympus Partners, a middle market private equity sponsor.
•In 2011, as part of The Carlyle Group’s Global Market Strategies platform, the Churchill Financial team raised over $2.0 billion of committed debt and equity capital for its inaugural BDC vehicle.
•In 2015, the Churchill Financial Founders joined TIAA’s asset management division (now doing business as Nuveen) to found the firm’s exclusive middle market senior debt financing group, creating Churchill as an independent boutique affiliate.
•In 2020, Nuveen combined the Nuveen Private Equity and Junior Capital Team with Churchill, which operates as a unified business in Nuveen’s Churchill affiliate.
In connection with this history and experience, the Senior Loan Investment Team anticipates that the Fund will benefit from what it believes are valuable characteristics of Churchill’s business:
•reputation as a reliable partner for both private equity sponsors and other middle market lenders;
•ability to move quickly and decisively in offering a wide range of financial options;
•consistent, repeatable processes designed to ensure ease of execution and to maximize the likelihood of sponsor success;
•extensive industry network to provide proprietary deal sourcing capabilities; and
•long-term investment philosophy to create value for sponsors and portfolio companies through the investment cycle.
Senior Loan Origination and Underwriting Platform
Churchill believes that the Senior Loan Investment Team’s origination and underwriting platform employs high selectivity at the front end and maintains transparency throughout the investment process to seek to maximize the likelihood of transaction success. The Senior Loan Investment Team reviews approximately 1,000 investment opportunities annually in order to maintain high selectivity and diversity of investment opportunities, and maintains a broad industry focus, including business services, manufacturing, distribution, and healthcare. For the last twelve months ended September 30, 2024, the Senior Loan Investment Committee closed approximately 7% of the investments it reviewed, with an average investment size of 0.4% across the senior loan portfolio (based on committed principal).

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1 Figures shown are illustrative, based on historical data and estimates representative of Churchill’s Senior Lending pipeline
2 Sector diversification shown is the top 10 sectors of Churchill’s senior lending portfolio from inception at Nuveen (2015) as of September 30, 2024.

Throughout the origination and underwriting process, the Senior Loan Investment Team will place strong emphasis on investment track record and quality of the private equity sponsor, when applicable. The Senior Loan Investment Team maintains consistent credit metrics and sponsor equity contribution standards.

PEJC Investment Team

History and Experience of the PEJC Investment Team. The PEJC Investment Team is comprised of experienced middle market investment professionals who have a strong track record of investing across the balance sheet in middle market companies. Since 2011 and through September 30, 2024, the PEJC Investment Team has invested approximately $24.7 billion of capital across all strategies, inclusive of equity co-investments, spanning a diverse set of investment securities, including second-lien term debt, unsecured subordinated notes and bespoke structured capital solutions, including holding company debt and preferred stock.
Based on the history and experience of the PEJC Investment Team, Churchill anticipates that the Fund will benefit from what it believes are the following valuable characteristics of the PEJC Investment Team:
•reputation as a reliable partner for both private equity sponsors and other middle market lenders;
•ability to move quickly and efficiently in structuring and negotiating a wide range of Junior Capital Investment solutions, some of which can be highly complex;
•a keen understanding of relative value and risk-return considerations paramount for investing various forms of Junior Capital Investments into sponsored transactions;
•consistent, repeatable processes designed to ensure ease of execution and to maximize the likelihood of a private equity sponsor’s success;
•extensive industry network to provide proprietary deal sourcing capabilities; and
•long-term investment philosophy to create value for sponsors and portfolio companies through the investment cycle.

Junior Capital Investments Origination and Underwriting Platform
Deals Reviewed and Dollars Invested (in millions)*
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* Reflects all junior and structured capital investments since 2011, data as of September 30, 2024.
1 Includes junior and structured capital securities and unfunded delayed draw term loans ("DDTL"); excludes equity co-invest strips.
2 Platforms and deals received counted at the company level based on facaility. May include duplicates for companies with both junior and structured capital facilities.

The PEJC Investment Team strives to continually grow absolute levels of deal flow in order to maintain high selectivity and diversity of investment opportunities. The PEJC Investment Team reviewed three hundred and twenty five (325) Junior Capital Investment opportunities in the LTM period ended September 30, 2024, and closed on twenty-two (22), representing seven percent (7%) of the total reviewed. Of the 325 deals reviewed by the investment team in the LTM period ended September 30, 2024, only sixty-seven (67) opportunities were pursued through initial diligence and thirty-six (36) through full due diligence, representing approximately twenty-one percent (21%) and eleven percent (11%) of the total transactions reviewed, respectively, demonstrating that investment personnel spend the majority of time reviewing stronger prospect opportunities. Since inception through September 30, 2024, the PEJC Investment Team closed on a total of 269 platforms and has invested $8.7 billion into Junior Capital Investments.
Since 2011, the PEJC Investment Team has invested $8.7 billion11 in Junior Capital Investments. While the PEJC Investment Team’s overall investment pace has accelerated over time, investment standards and credit statistics remain consistent. Consistent growth is primarily driven by increased deal flow, steady execution by the investment team and larger hold sizes.
Throughout the underwriting process, the PEJC Investment Team places strong emphasis on investment quality and prudent capital structures. As demonstrated by each vintage of the portfolio, investing in well equitized companies with strong credit metrics is a key consideration for each investment.
11 Data as of September 30, 2024. The Junior Capital Investments platform was established in July 2011; the first platform investment closed in February 2012. Includes unfunded DDTLs and excludes equity co-investments. Includes all structured capital securities.

Equity Co-Investment Investments Origination and Underwriting Platform
The PEJC Investment Team's review of transactions for Equity Co-Investment opportunities has grown at a 14% compound annual growth rate since 2019. The PEJC Investment Team strives to continually grow absolute levels of deal flow in order to maintain high selectivity and diversity of Equity Co-Investment opportunities. The PEJC Investment Team reviewed two hundred and ninety-six (96) Equity Co-Investment opportunities in the LTM period ended September 30, 2024, and closed on twenty-six (26), representing nine percent (9%) of the total reviewed. Of the 296 deals reviewed in the LTM period ended September 30, 2024, only fifty-three (53) opportunities were pursued through full due diligence, representing approximately eighteen percent (18%) of the total transactions reviewed, demonstrating that investment personnel spend the majority of time reviewing stronger prospect opportunities. Since inception through September 30, 2024, the PEJC Investment Team closed on a total of three hundred and twelve (312) platforms and has invested $5.1 billion in Equity Co-Investments.
Since 2011, the PEJC Investment Team has invested over $5.1 billion in Equity Co-Investments.12
12 Data as of September 30, 2024. The Equity Co-Investment platform was established in 2011. The first transaction was closed in August 2011.

PORTFOLIO MANAGEMENT
Churchill PCIF Advisor LLC serves as our investment adviser and Churchill serves as our investment sub-adviser. Each of the Adviser and Churchill is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Trustees, the Adviser is responsible for the overall management of the Fund's activities pursuant to the Advisory Agreement. The Adviser has delegated substantially all of its day-to-day portfolio management obligations to Churchill pursuant to the CAM Sub-Advisory Agreement..
Investment Personnel
Our senior staff of investment personnel currently consists of the members of the Investment Committee. The Investment Committee is currently comprised of Kenneth Kencel, Jason Strife, Mathew Linett and Randy Schwimmer.
Churchill is currently staffed with nearly 200 employees, including the investment personnel noted above. In addition, Churchill may retain additional investment personnel in the future based upon its needs.
The table below shows the dollar range of Common Shares owned by the portfolio managers as of December 31, 2024:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund (1)
Kenneth Kencel	$100,001 - $500,000
Jason Strife	None
Mathew Linett	None
Randy Schwimmer	None
__________________
(1)Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.
Other Accounts Managed by Portfolio Managers
The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2023: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.
Kenneth Kencel

Type of Account	Number of Accounts	Assets of Accounts ($ in millions)(2)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee ($ in millions)
Registered investment companies	1	$ 527	—	$ —
Other pooled investment vehicles:(1)	39	14,101	31	13,684
Other accounts	8	21,246	5	2,085

Jason Strife

Type of Account	Number of Accounts	Assets of Accounts ($ in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee ($ in millions}
Registered investment companies	—	$ —	—	$ —
Other pooled investment vehicles:(1)	18	—	16	5,565
Other accounts	1	12,676	—	—
Mathew Linett

Type of Account	Number of Accounts	Assets of Accounts ($ in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee ($ in millions)
Registered investment companies	1	$ 527	—	$ —
Other pooled investment vehicles:(1)	24	10,480	18	10,151
Other accounts	8	8,570	5	2,085
Randy Schwimmer

Type of Account	Number of Accounts	Assets of Accounts ($ in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee ($ in millions)
Registered investment companies	1	$ 527	—	$ —
Other pooled investment vehicles:(1)	24	10,480	18	10,151
Other accounts	8	8,570	5	2,085
__________________
(1)Includes investment companies that have elected to be regulated as business development companies under the 1940 Act.
(2)Total assets includes commitments to acquire limited partner interests in private funds that may not be fully funded as of the date set forth above.

Investment Committee
All investment decisions for the Fund require the unanimous consent of the members of the Investment Committee comprised of Kenneth Kencel, Jason Strife, Mathew Linett and Randy Schwimmer. The Investment Committee may be advised by certain senior investment professionals of the Investment Team from time to time, including the Senior Loan Investment Committee and the PEJC Investment Committee. The Investment Committee will draw upon the experience of the Investment Team to source and evaluate investments. The Churchill management team has on average more than 27 years of industry experience and has focused expertise in originating, underwriting, and monitoring middle market investments. In addition, many of the members of the Churchill management team have held senior management and other positions at a number of leading middle market firms and have existing relationships with many of the active participants in the middle market. As a result, they expect that the Fund will be well positioned to take advantage of the demand for capital in the middle market, particularly from private equity sponsored companies, a market segment where Churchill has years of investing experience.
Nuveen Leveraged Finance
The Liquid Investments managed by Nuveen Leveraged Finance will be primarily comprised of publicly traded broadly syndicated senior loans issued by U.S. issuers. Nuveen Leveraged Finance will underwrite investment opportunities through both bottom-up fundamental research and top down macro analysis to identify attractive investments within the more liquid part of the broadly syndicated loan market. Nuveen Leveraged Finance will seek to achieve a high level of current income and total return, consistent with preservation of capital. Liquid Investments may be comprised of debt obligations with various public credit ratings, although we expect such investments primarily to be comprised of obligations below investment grade quality.
Nuveen Leveraged Finance utilizes a team-based investment approach that seeks to attain superior risk-adjusted returns through a disciplined yet dynamic investment process focused on the liquid part of the broadly syndicated loan universe. Its investment team specializes in specific sectors and industries, evaluating the entire capital structure of companies while conducting a valuation-based analysis, with an emphasis on companies with strong cash flow characteristics and/or hard assets as collateral. Specific portfolio guidelines for Liquid Investments will be determined from time to time through a collaborative process between Churchill and Nuveen Leveraged Finance.
Members of the Investment Committee Who Are Not Our Trustees or Executive Officers
Mathew Linett, Senior Managing Director, Head of Senior Lending, Churchill
Mathew Linett serves as Senior Managing Director, Head of Senior Lending and supervises underwriting and portfolio management for Churchill’s Senior Loan Investment Team. He brings nearly 30 years of leveraged finance experience with a strong emphasis on the middle market. He has invested at all levels of the capital structure including senior secured loans, public and private mezzanine debt, as well as private equity co-investments. In addition, he has significant distressed debt experience both as an investor in the secondary market as well as through direct workouts of middle market loans. Previously, he was a Credit Portfolio Manager at Loeb King Capital and Havens Advisors, a Senior Vice President at Jefferies & Co., as well as a Vice President at Indosuez Capital – a middle market merchant banking and asset management business. Mr. Linett and Mr. Kencel worked closely together at Indosuez Capital.
Mr. Linett graduated cum laude from the University of Pennsylvania’s dual degree program with a B.S. in economics from the Wharton School and a B.A. (honors) in international relations from the College of Arts and Sciences.
Randy Schwimmer, Vice Chairman, Churchill
Durant D. (“Randy”) Schwimmer serves as Vice Chairman of Churchill, overseeing the Investor Solutions Group and focusing on managing and growing Churchill's relationships with leading global institutional investors, family offices and private wealth platforms. Previously, Mr. Schwimmer served as Co-Head of Senior Lending, overseeing senior lending origination and capital markets for Churchill. He is widely credited with developing loan syndications for middle market companies. Mr. Schwimmer brings 30 years of experience in middle market finance to Churchill, having served as a Senior Managing Director and Head of Capital Markets & Indirect Origination at Churchill Financial. In those positions, he took responsibility for all loan capital markets activities and for managing the firm’s indirect origination platform. Before then, Mr. Schwimmer worked as Managing Director and Head of Leveraged Finance Syndication for BNP Paribas. He spent 15 years at JP Morgan Chase in Corporate Banking and Loan Syndications, where he originated, structured, and syndicated leveraged loans. Mr. Schwimmer graduated from Trinity College with a cum laude B.A. He earned his M.A. from the University of Chicago.
Jason Strife, Senior Managing Director, Head of Junior Capital & Private Equity Solutions, Churchill
Jason Strife serves as Senior Managing Director and Head of Private Equity & Junior Capital at Churchill. Jason Strife is responsible for sourcing, executing, portfolio construction and monitoring Churchill’s middle market private equity and junior capital investment efforts, including fund commitments, equity co-investments and junior debt investments. Prior to joining Nuveen, Mr. Strife was a Principal at Bison Capital, a Los Angeles-based private equity firm focused on structured junior capital investments in lower middle market companies. Prior to Bison Capital, Mr. Strife was an investment professional at Weston Presidio, a Boston and San Francisco-based middle market private equity firm focused on growth capital and leveraged buyout investing. Prior to Weston Presidio, Mr. Strife worked in the Mergers and Acquisitions group of Wachovia Securities, executing primarily sell side transactions on behalf of private equity clients.

Mr. Strife graduated with a Master’s degree in Accounting and a Bachelor’s degree in Analytical Finance from Wake Forest University.
Other Senior Investment Professionals
Christopher Cox, Senior Managing Director, Chief Risk Officer, Churchill
Christopher Cox serves as Chief Risk Officer of Churchill. Previously, he was a principal of Carlyle Secured Lending, Inc., formerly known as TCG BDC, Inc. and Carlyle GMS Finance (Carlyle’s publicly traded BDC) and was a managing director and Chief Risk Officer for Churchill Financial, which he joined in 2006. In this role, he was responsible for overseeing the company’s risk management infrastructure, including all risk management process and policies. Prior to this, Mr. Cox was a senior vice president at GE Commercial Finance (a division of GE Capital) from 1997 to 2006, where he held various risk management roles within the corporate lending group, focusing on middle market transactions. Mr. Cox also worked at Gibbs & Cox, Inc. in New York, NY. Mr. Cox received his B.S. in civil engineering from Tufts University and his MBA from Fordham University.
Kelli Marti, Senior Managing Director, Head of CLO Management
Kelli Marti serves as Churchill’s Head of CLO Management and is responsible for the management and growth of Churchill’s middle market CLO platform, including day-to-day vehicle oversight, assisting in the sourcing of assets and trading strategy development, as well as participating in fundraising initiatives. Before joining Churchill, Ms. Marti spent eighteen years at Crestline Denali Capital, a CLO asset manager. Most recently, Ms. Marti served as Crestline Denali’s Managing Director and Chief Credit Officer where she was responsible for overseeing the firm’s entire credit function including new business underwriting and portfolio management. Ms. Marti also served on the firm’s Investment Committee. Prior to joining Crestline Denali, Ms. Marti was a Vice President at Heller Financial where she was responsible for underwriting and managing middle market loans. Prior to joining Heller, she was an Assistant Vice President at First Source Financial where she underwrote direct middle market transactions on behalf of the firm’s CLO portfolio. She began her career as an auditor at KPMG in Chicago.
Ms. Marti graduated magna cum laude with a B.S. in Accounting from the University of Notre Dame and received her MBA with high honors from the Kellogg School of Management at Northwestern University. Ms. Marti previously earned her CPA certification.
Kevin Meyer, Managing Director, Head of Origination, Churchill
Kevin Meyer serves as Churchill’s Head of Origination with over twelve years of experience in middle market leveraged finance. Previously, he was an Assistant Vice President and Underwriter at GE Capital, a financial services institution that is focused on making direct senior, middle market loans. Prior to GE Capital, Kevin worked in sports marketing and event management at FIFA. Kevin graduated from Fordham with a B.A. in finance and minor concentration in economics. He received his MBA with specializations in finance and international business from Fairfield University’s Dolan School of Business.
PEJC Investment Team Senior Investment Professionals
Derek Fricke, Managing Director, Junior Capital & Private Equity Solutions, Churchill
Derek Fricke serves as Managing Director on the PEJC Investment Team for Churchill, where he is actively involved in sourcing and executing investments in junior capital and equity co-investments, as well as investments in private equity funds. Mr. Fricke initially joined the team in 2013, when the group was operating as part of Churchill’s parent company, TIAA, and subsequently Nuveen. Prior to joining the organization, he spent several years as an investment team member at Chrysalis Ventures, a $400 million venture capital firm investing in early stage healthcare services, business services, and technology companies. Previously, Mr. Fricke was an active mezzanine capital and equity investor in middle market media and technology companies as an investment team member at BIA Digital Partners. Mr. Fricke began his career in investment banking in Atlanta, GA with SunTrust Robinson Humphrey. Mr. Fricke is a graduate of the University of North Carolina at Chapel Hill, where he earned a BS degree in Business Administration from the Kenan-Flagler School of Business.

Anne Philpott, Managing Director, Junior Capital & Private Equity Solutions, Churchill
Anne Philpott is a Managing Director on the PEJC Investment Team for Churchill. Her responsibilities include origination and portfolio management activities for private equity funds, mezzanine capital and direct equity co-investments. Previously, Ms. Philpott was a Senior Director on the PEJC Investment Team at Nuveen. She joined TIAA in 2005 and began her career as an Associate in the Private Placements group. As part of the Private Placements group, she acted as a lead originator and portfolio manager for a variety of domestic and international high grade corporate debt investments. Ms. Philpott holds a B.S. in Economics from the University of Pennsylvania. She is a CFA charter holder and a member of the CFA Institute.
Nicholas Lawler, Managing Director, Head of Secondaries on the PEJC Investment Team, Churchill
Nicholas Lawler is a Managing Director on the PEJC Investment Team at Churchill. His responsibilities include oversight of origination, underwriting and portfolio management activities for secondary investments. Prior to joining Churchill in 2022, Mr. Lawler spent 10 years at 50 South Capital Advisors, LLC, the alternative investment arm of Northern Trust Corporation, where he was a Senior Vice President and helped build and lead the firm’s secondaries business. Mr. Lawler also served on 50 South Capital’s Diversity, Equity, and Inclusion Committee. Before joining 50 South Capital, he was a member of Northern Trust’s Global Opportunities in Leadership Development program on the Investments Track – Northern’s functional and management training program. Nick joined Northern Trust in 2008 and began his career in Wealth Management. Mr. Lawler holds a B.A. in political science and minor in history from Boston College, where he was a member of the men’s varsity golf team, competing in the Atlantic Coast Conference.
Nuveen Leveraged Finance Senior Investment Professionals
The Adviser and Churchill have engaged their affiliate, Nuveen Asset Management, acting through the Nuveen Leveraged Finance division, to manage certain of our Liquid Investments pursuant to the NAM Sub-Advisory Agreement, subject to Churchill's continued management and discretion regarding the amount of the Fund's Liquid Investments to be managed by Nuveen Asset Management. Liquid investments are generally expected to comprise 5% - 10% of our assets, subject to the pace and amount of investment activity in our middle market investment program.
Scott Caraher, Head of Senior Loans, Nuveen Leveraged Finance
Scott Caraher is head of senior loans for Nuveen Leveraged Finance and is responsible for retail and institutional bank loan-focused portfolio management. When Mr. Caraher joined Nuveen affiliate Symphony Asset Management in 2002, he was a gaming and industrials analyst providing long and short credit ideas to the investment team up and down the capital structure. Mr. Caraher began trading loans for the platform in 2003 and in 2005 was named an associate portfolio manager on the firm’s loan strategies. He became the lead portfolio manager on the firm’s loan strategies in 2008. Prior to joining the firm, Mr. Caraher was an investment banking analyst in the industrial group at Deutsche Bank Alex Brown in New York. Mr. Caraher graduated with a B.S. in Finance from Georgetown University.

ADVISORY AGREEMENT AND OTHER AGREEMENTS
Advisory Agreement

The Adviser is a wholly owned subsidiary of Churchill and is registered as an investment adviser under the Advisers Act. Churchill PCIF Advisor LLC is located at 375 Park Avenue, 9th Floor, New York, NY 10152. Subject to the overall supervision of our Board of Trustees and in accordance with the 1940 Act, the Adviser is responsible for the overall management of our activities pursuant to the Advisory Agreement. Under the terms of the Advisory Agreement, the Adviser is responsible for the following:
•determining the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes in accordance with our investment objective, policies and restrictions;
•identifying investment opportunities and making investment decisions for us, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on our behalf;
•monitoring our investments;
•performing due diligence on prospective portfolio companies;
•exercising voting rights in respect of portfolio securities and other investments for us;
•serving on, and exercising observer rights for, boards of directors and similar committees of our portfolio companies;
•negotiating, obtaining and managing financing facilities and other forms of leverage; and
•providing us with such other investment advisory and related services as we may, from time to time, reasonably require for the investment of capital.
The Adviser has delegated substantially all of its day-to-day portfolio management obligations to Churchill pursuant to the CAM Sub-Advisory Agreement (as described below). The Adviser’s services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities, and it intends to do so, so long as its services to us are not impaired.
Compensation of the Adviser
We will pay the Adviser a fee for its services under the Advisory Agreement consisting of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the shareholders.
Management Fee
The management fee will be payable monthly in arrears at an annual rate of 0.75% of the value of our net assets as of the beginning of the first calendar day of the applicable month. For purposes of the Advisory Agreement, net assets means our net assets determined on a consolidated basis in accordance with GAAP. For the first calendar month in which we had operations, net assets were measured as the beginning net assets as of the Escrow Break Date. In addition, the management fee was waived in full until June 1, 2024, the expiry of twelve months following the Escrow Break Date, and 50% of the management fee was waived for the period beginning June 1, 2024 through May 31, 2025.
Incentive Fee
The incentive fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not: (i) incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.

Incentive Fee Based on Income
The portion based on our income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of our net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses accrued for the quarter (including the management fee, expenses payable under the Administration Agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees).
Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.
Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of our net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.50% per quarter (6% annualized).
Subject to the fee waiver described below, we will pay the Adviser an incentive fee quarterly in arrears with respect to our Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:
•No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which our Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.50% per quarter (6% annualized);
•100% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.76% (7.06% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.76%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 15% of our Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.76% in any calendar quarter; and
•15% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.76% (7.06% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 15% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Adviser.
Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets per quarter)
These calculations will be pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to Pre-Incentive Fee Net Investment Income Returns. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a calendar quarter in which we incur an overall loss taking into account capital account losses. For example, if we receive Pre-Incentive Fee Net Investment Income Returns in excess of the quarterly hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses.
The incentive fee based on income was waived in full until the period ended May 31, 2025.
Incentive Fee Based on Capital Gains
The second component of the incentive fee, the capital gains incentive fee, will be payable at the end of each calendar year in arrears. The amount payable will equal:
•15% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.
Each year, the fee paid for the capital gains incentive fee will be net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. We will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Adviser if we were to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to the Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.
The fees that are payable under the Advisory Agreement for any partial period will be appropriately prorated.
Board Approval of the Advisory Agreement
Our Board of Trustees, including all of our Independent Trustees, approved the Advisory Agreement at a meeting held on February 20, 2024. In connection therewith, the Advisory Agreement was approved by our shareholders on May 28, 2024 and became effective on such date. Most recently, on October 30, 2024, our Board of Trustees approved the re-approval of the Advisory Agreement for a one-year term commencing December 1, 2024, resulting in the continuation of the Advisory Agreement until December 1, 2025. Although the two-year term of the Advisory Agreement would not have expired until May 28, 2026, the Board of Trustees, including all of our Independent Trustees, considered it to be in the best interest of the Fund's shareholders to align the annual consideration of the Advisory Agreement with other annual approvals. In reaching a decision to approve the renewal of the Advisory Agreement, the Board of Trustees reviewed a significant amount of information and considered, among other things:
•the nature, quality and extent of the advisory and other services to be provided to the Fund by the Adviser;
•the investment performance of individuals affiliated with the Fund and the Adviser;
•comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;
•the Fund’s projected operating expenses and expense ratio compared to BDCs with similar investment objectives;
•any existing and potential sources of indirect income to the Adviser from its relationships with the Fund and the profitability of those relationships;
•information about the services to be performed and the personnel who would be performing such services under the Advisory Agreement;
•the organizational capability and financial condition of the Adviser and its affiliates; and

•the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.
Based on the information reviewed and the discussion thereof, the Board of Trustees, including all of the Independent Trustees, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Advisory Agreement as being in the best interests of our shareholders. The Board of Trustees oversees and monitors the investment performance of the Adviser.
CAM Sub-Advisory Agreement

Churchill is an investment adviser registered with the SEC under the Advisers Act. Churchill is controlled by Nuveen, and Nuveen is the investment management arm of TIAA. TIAA is the ultimate parent of Churchill and Nuveen. The address of Churchill is 375 Park Avenue, 9th Floor, New York, NY 10152. The address of Nuveen is 333 W. Wacker Dr., Chicago, IL 60606. The address of TIAA is 730 3rd Avenue, 6th Floor, New York, NY 10017.

Under the terms of the CAM Sub-Advisory Agreement, Churchill is responsible for: (i) identifying, evaluating and negotiating the structure of the Fund's investments (including performing due diligence on prospective portfolio companies); (ii) closing and monitoring the Fund's investments; and (iii) determining the securities and other assets to be purchased, retained or sold by the Fund. Pursuant to the CAM Sub-Advisory Agreement, the Adviser will pay Churchill 70% of the aggregate amount of the management fee, the incentive fee on income, and the incentive fee on capital gains as set forth in the Advisory Agreement. The management fee and the incentive fee on income will be payable quarterly in arrears and the incentive fee on capital gains will be payable annually pursuant to the terms of the Advisory Agreement. Fees payable to Churchill will be borne entirely by the Adviser, and will not be directly incurred by the Fund.

Churchill’s services under the CAM Sub-Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities, and it intends to do so, so long as its services to us are not impaired.
Board Approval of the CAM Sub-Advisory Agreement

Our Board of Trustees, including all of our Independent Trustees, approved the CAM Sub-Advisory Agreement at a meeting held on February 20, 2024. In connection therewith, the CAM Sub-Advisory Agreement was approved by our shareholders on May 28, 2024 and became effective on such date. Most recently, on October 30, 2024, our Board of Trustees approved the renewal of the CAM Sub-Advisory Agreement for a one-year term commencing December 1, 2024, resulting in the continuation of the CAM Sub-Advisory Agreement until December 1, 2025. Although the two-year term of the CAM Sub-Advisory Agreement would not have expired until May 28, 2026, the Board of Trustees, including all of our Independent Trustees, considered it to be in the best interest of the Fund's shareholders to align the annual consideration of the CAM Sub-Advisory Agreement with other annual approvals. In reaching a decision to approve the renewal of the CAM Sub-Advisory Agreement, the Board of Trustees reviewed a significant amount of information and considered, among other things:

•the nature, quality and extent of the advisory and other services to be provided to the Fund by Churchill;
•the investment performance of individuals affiliated with the Fund and Churchill;
•comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;
•the Fund’s projected operating expenses and expense ratio compared to BDCs with similar investment objectives;
•any existing and potential sources of indirect income to Churchill from its relationships with the Fund and the profitability of those relationships;
•information about the services to be performed and the personnel who would be performing such services under the CAM Sub-Advisory Agreement;

•the organizational capability and financial condition of Churchill and its affiliates; and
•the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.
Based on the information reviewed and the discussion thereof, the Board of Trustees, including all of the Independent Trustees, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Advisory Agreement as being in the best interests of our shareholders. The Board of Trustees oversees and monitors the investment performance of Churchill.
NAM Sub-Advisory Agreement
Nuveen Asset Management is registered as an investment adviser under the Advisers Act. Nuveen Asset Management is a subsidiary of Nuveen Fund Advisors, LLC, which is a subsidiary of Nuveen. Nuveen is the investment management arm of TIAA. TIAA constitutes the ultimate principal owner of Nuveen Asset Management. The address of Nuveen Asset Management and Nuveen Fund Advisors, LLC is 333 W. Wacker Dr., Chicago, IL 60606. The address of TIAA is 730 3rd Avenue, 6th Floor, New York, NY 10017.
The Adviser and Churchill have engaged Nuveen Asset Management, acting through its leveraged finance division, to manage certain of our Liquid Investments, subject to the pace and amount of investment activity in the middle market investment program, pursuant to the NAM Sub-Advisory Agreement. The Adviser will pay, monthly in arrears, 50% of the aggregate amount of the management fee payable to the Adviser under the Advisory Agreement associated with the Liquid Assets managed by Nuveen Asset Management at the direction of Churchill. Fees payable to Nuveen Asset Management will be borne entirely by the Adviser, and will not be directly incurred by the Fund.
Nuveen Asset Management’s services under the NAM Sub-Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities, and it intends to do so, so long as its services to us are not impaired.
Board Approval of the NAM Sub-Advisory Agreement
Our Board of Trustees, including all of our Independent Trustees, approved the NAM Sub-Advisory Agreement at a meeting held on February 20, 2024. In connection therewith, the Advisory Agreement was approved by our shareholders approved on May 28, 2024 and became effective on such date. Most recently, on October 30, 2024, our Board of Trustees approved the renewal of the NAM Sub-Advisory Agreement for a one-year term commencing December 1, 2024, resulting in the continuation of the NAM Sub-Advisory Agreement until December 1, 2025. Although the two-year term of the NAM Sub-Advisory Agreement would not have expired until May 28, 2026, the Board of Trustees, including all of our Independent Trustees, considered it to be in the best interest of the Fund's shareholders to align the annual consideration of the NAM Sub-Advisory Agreement with other annual approvals. In reaching a decision to approve the NAM Sub-Advisory Agreement, the Board of Trustees reviewed a significant amount of information and considered, among other things:
•the nature, quality and extent of the advisory and other services to be provided to the Fund by Nuveen Asset Management;
•the investment performance of individuals affiliated with the Fund and Nuveen Asset Management;
•comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;
•the Fund’s projected operating expenses and expense ratio compared to BDCs with similar investment objectives;
•any existing and potential sources of indirect income to Nuveen Asset Management from its relationships with the Fund and the profitability of those relationships;

•information about the services to be performed and the personnel who would be performing such services under the NAM Sub-Advisory Agreement;
•the organizational capability and financial condition of Nuveen Asset Management and its affiliates;
•Nuveen Asset Management’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Fund and the brokers’ provision of brokerage and research services to Nuveen Asset Management;
•the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.
Based on the information reviewed and the discussion thereof, the Board of Trustees, including a majority of the Independent Trustees, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the NAM Sub-Advisory Agreement as being in the best interests of our shareholders. The Board of Trustees oversees and monitors the investment performance of Nuveen Asset Management.
Administration Agreement
Pursuant to the Administration Agreement, the Administrator furnishes the Fund with office facilities and equipment and provides clerical, bookkeeping and record keeping and other administrative services at such facilities. The Administrator performs, or oversees the performance of, our required administrative services, which include, among other things, assisting the Fund with the preparation of the financial records that the Fund is required to maintain and with the preparation of reports to shareholders and reports filed with the SEC. The Administrator also assists the Fund in determining and publishing our NAV, oversees the preparation and filing of tax returns, prints and disseminates reports to shareholders and generally oversees the payment of expenses and the performance of administrative and professional services rendered to the Fund by others. At the request of the Adviser, the Administrator will also provide managerial assistance on the Fund’s behalf to those portfolio companies that have accepted the Fund’s offer to provide such assistance.
On January 10, 2023, the Board of Trustees, including all of the Independent Trustees, approved Amendment No. 1 (the “First Administration Agreement Amendment”) to the Administration Agreement. The Fund and the Administrator entered into the First Administration Agreement Amendment as a result of comments issued by state securities regulators from various states in connection with their “blue sky” review of the Fund’s offering. The First Administration Agreement Amendment provides that the Indemnified Parties (as defined in the Administration Agreement) will not be entitled to indemnification for any loss or liability to the Fund or its shareholders by reason of the Indemnified Parties’ negligence or misconduct, in accordance with the Omnibus Guidelines. The First Administration Agreement Amendment became effective immediately.
On October 30, 2024, the Board of Trustees, including all of the Independent Trustees, approved Amendment No. 2 (the “Second Administration Agreement Amendment”) to the Administration Agreement. The Fund and the Administrator entered into the Second Administration Agreement Amendment as a result of comments issued by a state securities regulator in connection with its “blue sky” review of the Fund’s offering. The Second Administration Agreement Amendment (i) clarifies that certain expenses of the Administrator that are not allocable to the Fund are not reimbursable by the Fund to the Administrator and (ii) provides that the Administrator will not be entitled to indemnification for any loss or liability to the Fund or its shareholders unless certain conditions set forth in the Omnibus Guidelines are satisfied, including that the loss or liability was not the result of negligence or misconduct.
We reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement. Such reimbursement will include the Fund’s allocable portion of compensation, overhead (including office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Fund’s chief financial officer and his staff; and (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Fund. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse the Administrator for any services performed for us by such affiliate or third party. The Administrator has hired a sub-administrator to assist in the provision of administrative services. The sub-administrator will receive compensation for its sub-administrative services under a sub-administration agreement.
Certain Terms of the Advisory Agreement, the CAM Sub-Advisory Agreement, the NAM Sub-Advisory Agreement and the Administration Agreement
Most recently, on October 30, 2024, the Board of Trustees, including all of the Independent Trustees, approved each of the Advisory Agreement, the CAM Sub-Advisory Agreement, the NAM Sub-Advisory Agreement and the Administration Agreement. Unless earlier terminated as described below, each of the Advisory Agreement, the CAM Sub-Advisory Agreement, the NAM Sub-Advisory Agreement and the Administration Agreement will remain in effect for a one-year term ending December 1, 2025 and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board of Trustees or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the Independent Trustees. We may terminate the Advisory Agreement or the Administration Agreement, without payment of any penalty, upon 120 days’ and 60 days’ written notice, respectively. The Adviser (on behalf of the Fund) may terminate the CAM Sub-Advisory Agreement, without payment of any penalty, upon 120 days’ written notice. The Adviser or Churchill (on behalf of the Fund) may terminate the NAM Sub-Advisory Agreement, without payment of any penalty, upon 120 days' written notice. The decision to terminate any of these agreement may be made by a majority of the Board of Trustees or the shareholders holding a majority of our outstanding voting securities, which means the lesser of (1) 67% or more of the voting securities present at a meeting if more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 25% of the outstanding voting securities. Without payment of any penalty, the Adviser, Churchill and Nuveen Asset Management may terminate the Advisory Agreement, the CAM Sub-Advisory Agreement and the NAM Sub-Advisory Agreement, respectively, upon 120 days’ written notice; in addition, the Administrator may terminate the Administration Agreement upon 60 days’ written notice. The Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment.
The Adviser, Churchill, Nuveen Asset Management and the Administrator shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which the Advisory Agreement, the CAM Sub-Advisory Agreement, the NAM Sub-Advisory Agreement, and the Administration Agreement, respectively, relate, provided that the Adviser, Churchill, Nuveen Asset Management and the Administrator shall not be protected against any liability to the Fund or its shareholders to which the Adviser, Churchill, Nuveen Asset Management or the Administrator would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the reckless disregard of its duties and obligations (“disabling conduct”). Each of the Advisory Agreement, the CAM Sub-Advisory Agreement, the NAM Sub-Advisory Agreement and the Administration Agreement provide that, absent disabling conduct, each of the Adviser, Churchill, Nuveen Asset Management, and our Administrator, as applicable, and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (collectively, the “Indemnified Parties”) will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Advisory Agreement, Churchill's services under the CAM Sub-Advisory Agreement, Nuveen Asset Management’s services under the NAM Sub-Advisory Agreement, and our Administrator’s services under the Administration Agreement or otherwise as adviser, sub-adviser, or administrator for us. The Adviser, Churchill, Nuveen Asset Management and the Administrator shall not be liable under their respective agreements with us or otherwise for any loss due to the mistake, action, inaction, negligence, dishonesty, fraud or bad faith of any broker or other agent; provided, that such broker or other agent shall have been selected, engaged or retained and monitored by the Adviser, Churchill, Nuveen Asset Management or the Administrator in good faith, unless such action or inaction was made by reason of disabling conduct, or in the case of a criminal action or proceeding, where the Adviser, Churchill, Nuveen Asset Management or the Administrator had reasonable cause to believe its conduct was unlawful. In addition, we will not provide for indemnification of an Indemnified Party for any liability or loss suffered by such Indemnified Party, nor will we provide that an Indemnified Party be held harmless for any loss or liability suffered by us, unless: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (2) the Indemnified Party was acting on our behalf or performing services for us; (3) such liability or loss was not the result of negligence or misconduct, in the case that the Indemnified Party is the Adviser, Churchill, Nuveen Asset Management or the Administrator, as applicable, an affiliate of the Adviser, Churchill, Nuveen Asset Management or the Administrator or one of our officers; and (4) the indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our shareholders.
Payment of our Expenses under the Advisory Agreement, the CAM Sub-Advisory Agreement, the NAM Sub-Advisory Agreement and the Administration Agreement
The Adviser, Churchill, Nuveen Asset Management and their affiliates are responsible for the compensation and routine overhead expenses allocable to personnel providing investment advisory and management services to the Fund. The Fund will bear all other out-of-pocket costs and expenses of its operations and transactions, including those costs and expenses incidental to the provision of investment advisory and management services to the Fund (such as items (iii) and (iv) listed below).
For the avoidance of doubt, unless the Adviser, Churchill or Nuveen Asset Management elects to bear or waive any of the following costs, the Fund will bear the following costs:
(i)organization of the Fund;
(ii)calculating NAV (including the cost and expenses of any independent third-party valuation firm);
(iii)expenses, including travel, entertainment, lodging and meal expenses, incurred by the Adviser, Churchill, Nuveen Asset Management,or members of its investment teams, or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Fund’s rights;
(iv)fees and expenses incurred by the Adviser (and its affiliates), Churchill (and its affiliates), Nuveen Asset Management (and its affiliates), or the Administrator (or its affiliates) payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Fund and in conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring the Fund’s investments and monitoring investments and portfolio companies on an ongoing basis;
(v)any and all fees, costs and expenses incurred in connection with the incurrence of leverage and indebtedness of the Fund, including borrowings, dollar rolls, reverse purchase agreements, credit facilities, securitizations, margin financing and derivatives and swaps, and including any principal or interest on the Fund’s borrowings and indebtedness (including, without limitation, any fees, costs, and expenses incurred in obtaining lines of credit, loan commitments, and letters of credit for the account of the Fund and in making, carrying, funding and/or otherwise resolving investment guarantees);
(vi)offerings, sales, and repurchases of the Common Shares and other securities;
(vii)fees and expenses payable under any Intermediary Manager Agreement and selected dealer agreements, if any;
(viii)investment advisory fees payable under Section 7 of the Advisory Agreement;
(ix)administration fees and expenses, if any, payable under the Administration Agreement (including payments under the Administration Agreement between us and the Administrator, based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including the allocable portion of the cost of the Fund’s chief financial officer and his staff);
(x)costs incurred in connection with investor relations and Board of Trustees relations;

(xi)any applicable administrative agent fees or loan arranging fees incurred with respect to Portfolio Investments by the Adviser, Churchill, Nuveen Asset Management, the Administrator or an affiliate thereof;
(xii)any and all fees, costs and expenses incurred in implementing or maintaining third-party or proprietary software tools, programs or other technology for the benefit of the Fund (including, without limitation, any and all fees, costs and expenses of any investment, books and records, portfolio compliance and reporting systems, general ledger or portfolio accounting systems and similar systems and services, including, without limitation, consultant, software licensing, data management and recovery services fees and expenses);
(xiii)transfer agent, dividend agent and custodial fees and expenses;
(xiv)federal and state registration fees;
(xv)all costs of registration and listing the Common Shares on any securities exchange;
(xvi)U.S. federal, state and local taxes;
(xvii)Independent Trustees’ fees and expenses, including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the Independent Trustees;
(xviii)costs of preparing and filing reports or other documents required by the SEC, FINRA, U.S. Commodity Futures Trading Commission, or other regulators, and all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings related to the Fund’s activities and/or other regulatory filings, notices or disclosures of the Adviser, Churchill, Nuveen Asset Management and their respective affiliates relating to the Fund and its activities;
(xix)costs of any reports, proxy statements or other notices to shareholders, including printing costs;
(xx)fidelity bond, trustees’ and officers’/errors and omissions liability insurance, and any other insurance premiums;
(xxi)direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors, tax preparers and outside legal costs;
(xxii)proxy voting expenses;
(xxiii)all expenses relating to payments of dividends or interest or distributions in cash or any other form made or caused to be made by the Board of Trustees to or on account of holders of the securities of the Fund, including in connection with the distribution reinvestment plan or the share repurchase program;
(xxiv)costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Fund’s assets for tax or other purposes;
(xxv)the allocated costs incurred by the Adviser, Churchill, Nuveen Asset Management, and/or the Administrator in providing managerial assistance to those portfolio companies that request it;
(xxvi)allocable fees and expenses associated with marketing efforts on behalf of the Fund;
(xxvii)all fees, costs and expenses of any litigation involving the Fund or its portfolio companies and the amount of any judgments or settlements paid in connection therewith, Trustee and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification) or extraordinary expense or liability relating to Fund’s affairs;

(xxviii)fees, costs and expenses of winding up and liquidating the Fund’s assets; and
(xxix)all other expenses incurred by the Fund, the Adviser or the Administrator in connection with administering the Fund’s business.
Prohibited Activities
Our activities are subject to compliance with the 1940 Act. In addition, our Declaration of Trust prohibits the following activities among us, the Adviser and its affiliates:
•We may not purchase or lease assets in which the Sponsor or its affiliates has an interest unless (i) the transaction occurs at the formation of the Fund, we disclose the terms of the transaction to our shareholders, the terms are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;
•We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;
•The Sponsor and its affiliates may not acquire assets from us unless (i) approved by our shareholders entitled to cast a majority of the votes entitled to be cast on the matter or (ii) such acquisition is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;
•We may not lease assets to the Sponsor or its affiliates unless the transaction occurs at our formation, we disclose the terms of the transaction to our shareholders and such terms are fair and reasonable to us;
•We may not make any loans, credit facilities, credit agreements or otherwise to the Sponsor or its affiliates except for the advancement of funds as permitted by our Declaration of Trust or unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC;
•We may not acquire assets in exchange for our Common Shares;
•We may not pay a commission or fee, either directly or indirectly to the Sponsor or its affiliates, except as otherwise permitted by our Declaration of Trust, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;
•The Adviser or any of its affiliates may not charge duplicate fees to us; and
•The Sponsor may not provide financing to us with a term in excess of 12 months.
In addition, in the Advisory Agreement, the Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state securities laws governing its operations and investments.
Compliance with the Omnibus Guidelines Published by NASAA
Rebates, Kickbacks and Reciprocal Arrangements
Our Declaration of Trust prohibits our Sponsor from: (i) receiving or accepting any rebate, give-ups or similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. In addition, our Sponsor may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our shares or give investment advice to a potential shareholder; provided, however, that our Sponsor may pay a registered broker-dealer or other properly licensed agent sales commissions or other compensation (including cash compensation and non-cash compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing our Common Shares, including out of the

Sponsor’s own asset or assets of its affiliates, including those amounts paid to the Adviser under the Advisory Agreement.
Commingling
The Adviser may not permit our funds to be commingled with the funds of any other entity.
Intermediary Manager Agreement
We have entered into the Intermediary Manager Agreement with the Intermediary Manager, an affiliate of the Adviser, and expect to enter into participating broker-dealer agreements with certain broker-dealers. Under the terms of the Intermediary Manager Agreement and the participating broker-dealer agreements, the Intermediary Manager serves as the intermediary manager, and certain participating broker-dealers would solicit capital, for our public offering of Class S, Class D and Class I shares. The Intermediary Manager is entitled to receive an upfront sales load of up to 3.50% of the offering price of each Class S share sold in the offering. The Intermediary Manager may be entitled to receive an upfront sales load of up to 1.50% of the offering price of each Class D share sold in this offering. The Intermediary Manager anticipates that all or a portion of the upfront sales load will be retained by, or reallowed (paid) to, participating broker-dealers. The Intermediary Manager will not receive an upfront sales load with respect to purchases of Class I shares or shares of any class of shares issued pursuant to our distribution reinvestment plan.
Subject to FINRA limitations on underwriting compensation, we pay the Intermediary Manager servicing fees for ongoing services rendered to shareholders by participating broker-dealers or broker-dealers servicing investors’ accounts, referred to as servicing broker-dealers:
• with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate net asset value of our outstanding Class S shares; and
•with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate net asset value of our outstanding Class D shares.
We do not pay an ongoing servicing fee with respect to our outstanding Class I shares.
The servicing fees are paid monthly in arrears. The Intermediary Manager reallows (pays) all or a portion of the ongoing servicing fees to participating broker-dealers and servicing broker-dealers for ongoing services performed by such broker-dealers, and will waive ongoing servicing fees to the extent a broker-dealer is not eligible to receive it for failure to provide such services. Because the ongoing servicing fees are calculated based on our net asset values for our Class S and Class D shares, they will reduce the distributions payable, with respect to the shares of each such class, including shares issued under our distribution reinvestment plan. We will cease paying ongoing servicing fees at the date at which total underwriting compensation from any source in connection with this offering equals 10% of the gross proceeds from our offering (excluding proceeds from issuances pursuant to our distribution reinvestment plan). This limitation is intended to ensure that we satisfy the requirements of FINRA Rule 2310, which provides that the maximum aggregate underwriting compensation from any source, including compensation paid from offering proceeds and in the form of “trail commissions,” payable to underwriters, broker-dealers, or affiliates thereof participating in an offering may not exceed 10% of gross offering proceeds, excluding proceeds received in connection with the issuance of shares through a distribution reinvestment plan.

POTENTIAL CONFLICTS OF INTEREST
The Fund is subject to certain conflicts of interest with respect to the services the Adviser, Churchill, Nuveen Asset Management and the Administrator provide to us. These conflicts arise primarily from the Fund, in other activities that may conflict with our activities. You should be aware that individual conflicts will not necessarily be resolved in favor of your interest. While the foregoing list of conflicts discusses all known conflicts we consider to be material, it does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund insofar as unknown or non-material conflicts are not listed.
Relationship with the Adviser, Churchill, Nuveen and TIAA
We, the Adviser, and Churchill, and our officers, trustees, employees, agents and their affiliates may be subject to certain potential conflicts of interest in connection with our activities and investments. For example, the terms of the Advisory Agreement with respect to management and incentive fees may create an incentive for the Adviser to approve and cause us to make more speculative investments than we would otherwise make in the absence of such fee structure. In addition, certain personnel of the Adviser and/or Churchill serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts or investment vehicles sponsored or managed by them. Similarly, Churchill may have other clients or Other Accounts with similar, different or competing investment objectives as us. In serving in these multiple capacities, they may have obligations to other clients, Other Accounts or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or our shareholders. The conflicts of interest described herein could prevent us from making or disposing of certain investments or making or disposing of certain investments on the terms desired.
Churchill or its affiliates also earn additional fees related to the securities in which the Fund invests, which may result in conflicts of interests for the senior investment professionals and members of the investment committee making investment decisions. For example, Churchill and its affiliates may act as an arranger, syndication agent or in a similar capacity with respect to securities in which the Fund invests, where Churchill's investment staff sources and arranges financing transactions that may be eligible for investment by its client accounts (including the Fund) and in connection therewith commits to source, arrange, and issue such financing instruments as may be required by the related issuer(s). In connection with such sourcing and arranging activity, such issuer(s) agree to pay Churchill and its affiliates compensation in the form of closing or arrangement fees, which compensation is paid to them at or immediately prior to the funding of such financing, separately from management fees paid by the Fund. Additionally, affiliates of Churchill may act as the administrative agent on credit facilities under which such securities are issued, which may contemplate additional compensation to such affiliates for the service of acting as administrative agent thereunder.
Each of Churchill and Nuveen Asset Management has a separate account, fund-of-one or other managed account arrangements in place with TIAA or subsidiaries thereof. Consistent with their respective investment allocation policies and the Order, Churchill and Nuveen Asset Management also may be managing certain securities for the Fund and allocating the same investments to TIAA (or subsidiaries thereof) pursuant to such arrangements, which may lead to conflicts of interest.
In certain instances, it is possible that other entities managed by Churchill or Nuveen Asset Management or a proprietary account of TIAA may be invested in the same or similar loans or securities as those held by the Fund, and which may be acquired at different times at lower or higher prices. Those investments also may be in securities or other instruments in different parts of the company’s capital structure that differ significantly from the investments held by the Fund, including with respect to material terms and conditions, including, without limitation, seniority, interest rates, dividends, voting rights and participation in liquidation proceeds. To the extent such a conflict occurs, Churchill and/or Nuveen Asset Management will attempt to resolve the conflict in a fair and equitable manner. However, there can be no assurance that conflicts will be resolved in our favor. Consequently, in certain instances these investments may be in positions or interests that are potentially adverse to those taken or held by the Fund. In such circumstances, measures will be taken to address such actual or potential conflicts, which may include, as appropriate, establishing an information barrier between or among the applicable personnel of the relevant affiliated entities (including as between officers of Churchill), requiring recusal of certain personnel from participating in decisions that give rise to such conflicts, or other protective measures as will be established from time to time to address such conflicts.
Further, an affiliate of TIAA may serve as the administrative or other named agent on behalf of the lenders with respect to investments by the Fund and/or one or more of its affiliates. In some cases, investments that are originated or otherwise sourced by Churchill may be funded by a loan syndicate organized by Churchill (“Loan Syndicate”) or its affiliates. The participants in a Loan Syndicate (the “Loan Syndicate Participants”), in addition to the Fund and its affiliates may include other lenders and various institutional and sophisticated investors (through private investment vehicles in which they invest). The entity acting as agent may serve as an agent with respect to loans made at varying levels of a borrower’s capital structure. Loan Syndicate Participants may hold investments in the same or distinct tranches in the loan facilities of which the portfolio investment is a part or in different positions in the capital structure under such portfolio investment. As is typical in such agency arrangements, the agent is the party responsible for administering and enforcing the terms of the loan facility, may take certain actions and make certain decisions in its discretion, and generally may take material actions only in accordance with the instructions of a designated percentage of the lenders. In the case of loan facilities that include both senior and subordinate tranches, the agent may take actions in accordance with the instructions of the holders of one or more of the senior tranches without any right to vote or consent (except in certain limited circumstances) by the subordinated tranches of such indebtedness. Churchill expects that the portfolio investments held by the Fund and its affiliates may represent less than the amount of debt sufficient to direct, initiate or prevent actions with respect to such loan facility, or a tranche thereof, of which the Fund’s investment is a part (other than preventing those that require the consent of each lender). As a result of an affiliate of TIAA acting as agent for an agented loan where a Loan Syndicate Participant may own more of the related indebtedness of the obligor or hold indebtedness in a position in the capital structure of an obligor different from that of the Fund and its affiliates, such Loan Syndicate Participants will be in a position to exercise more control with respect to the related loan facility than that which Churchill could exercise on behalf of the Fund, and may exercise such control in a manner adverse to the interests of the Fund.
In addition, TIAA and other client accounts of Churchill, in connection with an advisory relationship with Churchill, may be a limited partner investor in many of the private equity funds that own the portfolio companies in which the Fund will invest or TIAA (and other private clients managed by Churchill and its affiliates) may otherwise have a relationship with the private equity funds or portfolio companies in which we invest, which may give rise to certain conflicts or limit the Fund’s ability to invest in such portfolio companies. TIAA (and other private clients managed by Churchill and its affiliates) may also hold passive equity co-investments in such private equity funds or portfolio companies owned by such fund, or in holding companies elsewhere in the capital structure of the private equity fund or portfolio company, which may give rise to certain conflicts for the investment professionals when making investment decisions.
Nuveen Asset Management may manage certain of our Liquid Investments pursuant to the NAM Sub-Advisory Agreement. Nuveen Asset Management may serve as managing member, adviser or sub-adviser to one or more affiliated private funds or other pooled investment vehicles. Investment professionals associated with Nuveen Asset Management are actively involved in other investment activities not concerning the Fund and will not devote all of their professional time to the Fund's affairs. For example, Nuveen Asset Management may compete with other affiliates and other accounts for investments for the Fund, subjecting Nuveen Asset Management to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf. In the event that a conflict of interest arises, Nuveen Asset Management will endeavor, so far as it is able, to ensure that such conflict is resolved in a manner consistent with applicable law and its internal policies. There can be no assurance that Nuveen Asset Management will resolve all conflicts of interest in a manner that is favorable to the Fund and any such conflicts of interest could have a material adverse effect on the Fund.
Allocation of Investment Opportunities
Churchill and its affiliates have procedures and policies in place designed to manage the potential conflicts of interest between their fiduciary obligations to us and their similar fiduciary obligations to other clients. An investment opportunity that is suitable for multiple clients of Churchill and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that Churchill or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.
In order to address these issues, Churchill has put in place an investment allocation policy that addresses the restrictions under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities. In the absence of using the Order from the SEC that permits greater flexibility relating to co-investments, Churchill will apply the investment allocation policy to determine which entities will proceed with an investment. When we engage in permitted co-investments, we will do so in a manner consistent with Churchill’s allocation policy. In situations where co-investment with other entities managed by Churchill or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, Churchill will need to decide whether we or such other entity or entities will proceed with the investment. Churchill will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.
Churchill’s allocation policy sets target holds for the Fund and the other accounts managed by Churchill in the ordinary course. The target hold amounts are designed to achieve a high level of diversification in the Fund and the other accounts managed by Churchill, generally in the one percent (1%) - two percent (2%) range (but may be greater or lesser than that from time to time, depending on marketing conditions). Target holds may be less than the maximum hold position permitted under the investment restrictions applicable to such account (including the Fund), and as a result of the application of the target hold, additional investment capacity may exist, which may go towards co-investment vehicles.

Affiliated Transactions
We expect to co-invest on a concurrent basis with our affiliates and Churchill, unless doing so would be impermissible under existing regulatory guidance, applicable regulations, the terms of the Order, and the allocation procedures of Churchill. On June 7, 2019 and October 14, 2022, the SEC granted exemptive orders (collectively, the “Order”) that permits us to participate in negotiated co-investment transactions with certain other funds and accounts sponsored or managed by Churchill and/or its affiliates, subject to the conditions of the Order. Pursuant to the Order, we are permitted to co-invest with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our Independent Trustees make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching in respect of us or our shareholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our shareholders and is consistent with our then-current investment objective and strategies. Neither we nor the affiliated funds are obligated to invest or co-invest when investment opportunities are referred to us or them.
Affiliated Intermediary Manager
Our Intermediary Manager, Nuveen Securities, LLC, is an affiliate of the Adviser, and will not make an independent review of us or this offering. This relationship may create conflicts in connection with the Intermediary Manager’s due diligence obligations under the federal securities laws. Although the Intermediary Manager will examine the information in this prospectus for accuracy and completeness, due to its affiliation with the Adviser, no independent review of us will be made in connection with the distribution of our shares in this offering.
The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund. Prospective investors should read this prospectus in its entirety and consult with their own advisors before deciding whether to invest in the Fund. Please also read carefully the section entitled “Risk Factors” in this prospectus. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different actual and potential conflicts. Although the various conflicts discussed herein are generally described separately, prospective investors should consider the potential effects of the interplay of multiple conflicts.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
The following table sets forth, as of January 31, 2025, information with respect to the beneficial ownership of our Common Shares at the time of the satisfaction of the minimum offering requirement by:
•each person known to us to be expected to beneficially own more than 5% of the outstanding Common Shares;
•each of our Trustees and each executive officers; and
•all of our Trustees and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no Common Shares subject to options that are currently exercisable or exercisable within 60 days of the offering.

	Amount and Nature of Beneficial Ownership
Name and Address	Class S	Class D	Class I	Percentage(1)
Interested Trustees
Kenneth Kencel	—	—	10,085	*
William Huffman	—	—	—	—
Michael Perry	—	—	—	—
Independent Trustees(2)
Stephen Potter(3)	—	—	11,864	*
James Ritchie(4)	—	—	23,509	*
Dee Dee Sklar(5)	—	—	2,196	*
Sarah Smith	—	—	—	—
Executive Officers who are not Trustees(2)
Shai Vichness	—	—	—	—
Charmagne Kukulka	—	—	—	—
John McCally	—	—	—	—
Marissa Short	—	—	—	—
5% Holders
Teachers Insurance and Annuity Association of America(6)	—	—	4,035,125.53	11.4%
All Trustees and Executive Officers as a group (11 persons)	—		47,654	*
__________________
*Less than 1%.
(1)Percentage of beneficial interest is based on 35,402,050.99 of Common Shares outstanding as of January 31, 2025.
(2)The address for all of the Fund’s officers and Trustees is c/o Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152.
(3)Mr. Potter holds all of his Class I shares indirectly through a trust.
(4)Mr. Ritchie holds 11,754.58 Class I shares directly. Mr. Ritchie may also be deemed to beneficially own 11,754.58 Class I shares indirectly by virtue of his wife's ownership of such shares.
(5)Ms. Sklar holds all of her Class I shares indirectly through a joint account, pursuant to which she has shared voting and dispositive power.
(6)The address of Teachers Insurance and Annuity Association of America ("TIAA") is 730 Third Avenue, New York, NY 10017. TIAA holds (i) 2,923,425.34 Class I shares directly, (ii) 424,242 indirectly through a private fund managed by Churchill in which TIAA is the sole investor, and (iii) 687,458.18 indirectly through a private fund that TIAA controls. In connection with our formation, on March 30, 2022, the Fund issued and sold 40 Class I shares to TIAA, for an aggregate purchase price of $1,000. The Fund was established by TIAA and operated as a wholly owned subsidiary of TIAA until the Escrow Break Date. In addition, on March 31, 2022, prior to the Fund’s election to be regulated as a BDC under the 1940 Act, TIAA contributed certain portfolio investments to the Fund and SPV I in the amount of $296,231,000 (fair value as of March 31, 2022). In addition, on March 31, 2022, the Fund entered into the Note as the lender. The principal amount of the Note equals (i) the fair value of portfolio investments contributed as of March 31, 2022, minus (ii) $263,500,000. In connection therewith, the Fund issued to TIAA 10,540,000 shares of the Class I shares at $25.00. See “Consolidated Schedule of Investments” and Notes 4 and 7 to our consolidated financial statements included elsewhere in this prospectus for more information. Class I shares owned by TIAA will be subject to additional restrictions. TIAA may submit its Class I shares for repurchase beginning on March 31, 2027. The total amount of repurchases of TIAA shares eligible for redemption will be limited to no more than 1.67% of our aggregate NAV per calendar quarter; provided that, if in any quarter the total amount of aggregate repurchase requests of all classes of beneficial interest does not exceed the overall share repurchase plan limits of 5% of the aggregate NAV per calendar quarter, the above redemption limits on the TIAA shares shall not apply to that quarter and TIAA shall be entitled to redeem up to the overall share repurchase plan limits. Notwithstanding the foregoing, TIAA may sell a portion of its Class I Shares to unaffiliated investors in reliance upon an exemption from registration under the Securities Act.
The following table sets forth the dollar range of our equity securities as of January 31, 2025:

Name and Address	Dollar Range of Equity Securities in the Fund (1)(2)
Interested Trustees
Kenneth Kencel	Over $100,000
William Huffman	None
Michael Perry	None
Independent Trustees(1)
Stephen Potter	Over $100,000
James Ritchie	Over $100,000
Dee Dee Sklar	$50,001 - $100,000
Sarah Smith	None
__________________
(1)Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.

DISTRIBUTIONS

We have declared distributions each month beginning in September 2022 through the date of this prospectus and expect to pay regular monthly distributions. Any distributions we make will be at the sole discretion of our Board of Trustees, considering factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.
Our Board of Trustees’ discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our tax treatment as a RIC, we generally are required to make aggregate annual distributions to our shareholders of at least 90% of our net investment income. See “Description of our Common Shares” and “Certain U.S. Federal Income Tax Considerations.”
We intend to offer each of Class S, Class D and Class I shares. The per share amount of distributions on Class S, Class D and Class I shares generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S shares will be lower than Class D shares, and Class D shares will be lower than Class I shares because we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to the Class S shares (compared to Class D shares and Class I shares) and we are required to pay higher ongoing shareholder servicing fees with respect to Class D shares (compared to Class I shares, which has no shareholder servicing or distribution fees associated with it).
There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and we have no limits on the amounts we may pay from such other sources. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings, return of capital or proceeds of this offering will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your shares. We believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of the offering.
From time to time, we may also pay special interim distributions in the form of cash or Common Shares at the discretion of our Board of Trustees.
Beyond the limitations governing the use of borrowings, if any, to fund distributions set forth in Section VI.K of the NASAA Omnibus Guidelines and Section 5.4(f) of our Declaration of Trust, we have not established limits on the amount of funds we may use from any available sources to make distributions. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at a specific rate or at all. The Adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. See “Advisory Agreement and Other Agreements.”
Consistent with the Code and the 1940 Act, shareholders will be notified of the source of our distributions. Our distributions may exceed our earnings and profits, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

For a period of time following commencement of this offering, which time period may be significant, we expect substantial portions of our distributions may be funded indirectly through the reimbursement of certain expenses by the Adviser and its affiliates, including through the waiver of certain investment advisory fees by the Adviser, that are subject to conditional reimbursement by us within three years. Any such distributions funded through expense reimbursements or waivers of advisory fees are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Adviser or its affiliates continues to advance such expenses or waive such fees. Our future reimbursement of amounts advanced or waived by the Adviser and its affiliates will reduce the distributions that you would otherwise receive in the future. Other than as set forth in this prospectus, the Adviser and its affiliates have no obligation to advance expenses or waive advisory fees.
We have elected, and intend to qualify annually, to be treated as a RIC under the Code. To obtain and maintain RIC tax treatment, we generally must timely distribute at least 90% of our investment company taxable income (net ordinary taxable income and net short-term capital gains in excess of net long-term capital losses), if any, to our shareholders. A RIC may satisfy the 90% distribution requirement by actually distributing dividends (other than capital gain dividends) during the taxable year. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of Subchapter M. If a RIC makes a spillover dividend, the amounts will be included in a shareholder’s gross income for the year in which the spillover dividend is paid.
We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions. See “Certain U.S. Federal Income Tax Considerations.”
If we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.
We have adopted a distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional Common Shares. See “Distribution Reinvestment Plan.”

DESCRIPTION OF OUR COMMON SHARES
The following description is based on relevant portions of Delaware law and on our Declaration of Trust and Bylaws. This summary is not necessarily complete, and we refer you to Delaware law, our Declaration of Trust and our Bylaws for a more detailed description of the provisions summarized below.
General
The terms of the Declaration of Trust authorize an unlimited number of Common Shares of any class, par value $0.01 per share, of which 853,178.07 Class S shares, 831,684.78 Class D shares, and 33,717,188.13 Class I shares were outstanding as of January 31, 2025, and an unlimited number of shares of preferred shares. The Declaration of Trust provides that the Board of Trustees may classify or reclassify any unissued Common Shares into one or more classes or series of Common Shares or preferred shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our Common Shares, and we can offer no assurances that a market for our shares will develop in the future. We do not intend for the shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our shares. No shares have been authorized for issuance under any equity compensation plans. Under the terms of our Declaration of Trust, shareholders shall be entitled to the same limited liability extended to shareholders of private Delaware for profit corporations formed under the Delaware General Corporation Law, 8 Del. C. § 100, et. seq. Our Declaration of Trust provides that no shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to us by reason of being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Fund’s assets or the affairs of the Fund by reason of being a shareholder.
None of our shares are subject to further calls or to assessments, sinking fund provisions, obligations of the Fund or potential liabilities associated with ownership of the security (not including investment risks). In addition, except as may be provided by the Board of Trustees in setting the terms of any class or series of Common Shares, no shareholder shall be entitled to exercise appraisal rights in connection with any transaction other than a roll-up transaction.
Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding as of January 31, 2025
Class S	Unlimited	—	853,178.07
Class D	Unlimited	—	831,684.78
Class I	Unlimited	—	33,717,188.13
Common Shares
Under the terms of our Declaration of Trust, all Common Shares will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and distributions may be paid to the holders of our Common Shares if, as and when authorized by our Board of Trustees and declared by us out of funds legally available therefore. Except as may be provided by our Board of Trustees in setting the terms of classified or reclassified shares, our Common Shares will have no preemptive, appraisal (other than in connection with a roll-up transaction) or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire Common Shares to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of such shares or redeem any outstanding shares for such price and on such other terms and conditions as may be determined by or at the direction of the Board of Trustees. In the event of our liquidation, dissolution or winding up, each share of our Common Shares would be entitled to share pro rata in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred shares, if any preferred shares are outstanding at such time. Subject to the rights of holders of any other class or series of shares, each share of our Common Shares will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of Trustees. Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified shares, and subject to the express terms of any class or series of preferred shares, the holders of our Common Shares will possess exclusive voting power. There will be no cumulative voting in the election of Trustees. Subject to the special rights of the holders of any class or series of preferred shares to elect Trustees, each Trustee will be elected by a plurality of the votes cast with respect to such Trustee’s election except in the case of a “contested election” (as defined in our Bylaws), in which case Trustees will be elected by a majority of the votes cast in the contested election of Trustees. Pursuant to our Declaration of Trust, our Board of Trustees may amend the Bylaws to alter the vote required to elect trustees.
Class S Shares
Each Class S share issued in the offering, excluding shares issued pursuant to our distribution reinvestment plan, is subject to an upfront sales load of up to 3.50% of the offering price per share of each Class S share sold in the offering on the date of the purchase. The Intermediary Manager anticipates that all or a portion of the upfront sales load will be retained by, or reallowed (paid) to, participating broker-dealers.
We pay the Intermediary Manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class S shares, including any Class S shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Intermediary Manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.
Class S shares are generally available through brokerage and transaction-based accounts.
Class D Shares
Each Class D share issued in the offering, excluding shares issued pursuant to our distribution reinvestment plan, is subject to an upfront sales load of up to 1.50% of the offering price per share of each Class D share sold in the offering on the date of the purchase. The Intermediary Manager anticipates that all or a portion of the upfront sales load will be retained by, or reallowed (paid) to, participating broker-dealers.
We pay the Intermediary Manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate NAV of all our outstanding Class D shares, including any Class D shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Intermediary Manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing fees to the extent a broker is not eligible to receive it for failure to provide such services.
Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/ brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus.
Class I Shares
No upfront selling commissions or shareholder servicing and/or distribution fees are paid for sales of any Class I shares and financial intermediaries will not charge you transaction or other such fees on Class I shares.

Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and trustees and their immediate family members, as well as officers and employees of Churchill, Nuveen, TIAA or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S shares or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares.
Other Terms of Common Shares
We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S shares or Class D shares. In addition, immediately before any liquidation, dissolution or winding up, each Class S share and Class D share will automatically convert into a number of Class I shares (including any fractional shares) with an equivalent NAV as such share.
Preferred Shares
This offering does not include an offering of preferred shares. However, under the terms of the Declaration of Trust, our Board of Trustees may authorize us to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. The Board of Trustees has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred shares. We do not currently anticipate issuing preferred shares in the near future. In the event we issue preferred shares, we will make any required disclosure to shareholders. We will not offer preferred shares to Churchill or our affiliates except on the same terms as offered to all other shareholders.
Preferred shares could be issued with terms that would adversely affect the shareholders, provided that we may not issue any preferred shares that would limit or subordinate the voting rights of holders of our Common Shares. Preferred shares could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred shares with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common shares and before any purchase of common shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred shares, if any are issued, must be entitled as a class voting separately to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred shares (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred shares would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.
The issuance of any preferred shares must be approved by a majority of our Independent Trustees not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.
Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses
Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our Trustees will not be liable to us or our shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. Our Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
Pursuant to our Declaration of Trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or officer of the Fund and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Trustee or officer of the Fund and at the request of the Fund, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.
We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Fund determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Fund, (ii) the Indemnitee was acting on behalf of or performing services for the Fund, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a Trustee (other than an Independent Trustee), officer, employee, controlling person or agent of the Fund, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an Independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of assets of the Fund and not from the shareholders.
In addition, the Declaration of Trust permits the Fund to advance reasonable expenses to an Indemnitee, and we will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund, (b) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Fund acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) upon the Fund’s receipt of (i) a written affirmation by the trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Fund and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the standard of conduct was not met.
Delaware Law and Certain Declaration of Trust Provisions
Organization and Duration
We were formed in Delaware on February 8, 2022, and will remain in existence until dissolved in accordance with our Declaration of Trust or pursuant to Delaware law.
Purpose
Under the Declaration of Trust, we are permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon us pursuant to the agreements relating to such business activity.
Our Declaration of Trust contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. Our Board of Trustees may, without shareholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; further, our Board of Trustees may, without shareholder action, amend our Declaration of Trust to increase the number of our Common Shares, of any class or series, that we will have authority to issue. Our Board of Trustees may, without shareholder action, authorize the issuance of shares in one or more classes or series, including preferred shares. Further, our Declaration of Trust authorizes us to issue an unlimited number of Common Shares and preferred shares. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Trustees. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Sales and Leases to the Fund
Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except as otherwise permitted under the 1940 Act, we may not purchase or lease assets in which the Sponsor or any of its affiliates have an interest unless all of the following conditions are met: (a) the transaction occurs at our formation; (b) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (c) the assets are sold or leased upon terms that are reasonable to us and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. However, the Sponsor may purchase assets in its own name (and assume loans in connection) and temporarily hold title, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for us, or the completion of construction of the assets, so long as all of the following conditions are met: (i) the assets are purchased by us at a price no greater than the cost of the assets to the Sponsor; (ii) all income generated by, and the expenses associated with, the assets so acquired will be treated as belonging to us; and (iii) there are no other benefits arising out of such transaction to the Sponsor apart from compensation otherwise permitted by the Omnibus Guidelines, as adopted by the NASAA.
Sales and Leases to our Sponsor, Trustees or Affiliates
Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we may not sell assets to the Sponsor or any of its affiliates unless such sale is approved by the holders of a majority of our outstanding Common Shares. Our Declaration of Trust also provides that we may not lease assets to the Sponsor or any affiliate thereof unless all of the following conditions are met: (a) the transaction occurs at our formation; (b) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (c) the terms of the transaction are fair and reasonable to us.

Loans
Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except for the advancement of indemnification funds, no loans, credit facilities, credit agreements or otherwise may be made by us to the Sponsor or any of its affiliates.
Commissions on Financing, Refinancing or Reinvestment
Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we generally may not pay, directly or indirectly, a commission or fee to the Sponsor or any of its affiliates in connection with the reinvestment of cash available for distribution, available reserves, or the proceeds of the resale, exchange or refinancing of assets.
Lending Practices
Our Declaration of Trust provides that, with respect to financing made available to us by the Sponsor, the Sponsor may not receive interest in excess of the lesser of the Sponsor’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Sponsor may not impose a prepayment charge or penalty in connection with such financing and the Sponsor may not receive points or other financing charges. In addition, the Sponsor will be prohibited from providing financing to us with a term in excess of 12 months.
Number of Trustees; Vacancies; Removal
Our Declaration of Trust provides that the number of Trustees will be set by our Board of Trustees in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Trustees may at any time increase or decrease the number of Trustees. Our Declaration of Trust provides that the number of Trustees generally may not be less than three. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by our Board of Trustees in setting the terms of any class or series of preferred shares or otherwise in the Bylaws, pursuant to an election under our Declaration of Trust or Bylaws, any and all vacancies on our Board of Trustees may be filled by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the Trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act. Independent Trustees will nominate replacements for any vacancies among the Independent Trustees’ positions.
Our Declaration of Trust provides that a Trustee may be removed with or without cause by a vote of the majority of the outstanding share entitled to vote or by a majority of the remaining Trustees (or in the case of the removal of a Trustee that is not an interested person, a majority of the remaining Trustees that are not interested persons).
We have a total of seven members of our Board of Trustees, four of whom are Independent Trustees. Our Declaration of Trust provides that a majority of our Board of Trustees must be Independent Trustees except for a period of up to 60 days after the death, removal or resignation of an Independent Trustee pending the election of his or her successor. Each Trustee will hold office until his or her successor is duly elected and qualified.
Action by Shareholders
Our Bylaws provide that shareholder action can be taken only at a special meeting of shareholders or by unanimous consent in lieu of a meeting. The shareholders will only have voting rights as required by the 1940 Act or as otherwise provided for in the Declaration of Trust. Under our Declaration of Trust and Bylaws, the Fund is required to hold an annual meeting of shareholders during each fiscal year. Special meetings may be called by the Trustees and certain of our officers, and will be limited to the purposes for any such special meeting set forth in the notice thereof. In addition, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by our secretary upon the written request of shareholders entitled to cast 10% or more of the votes entitled to be cast at the meeting. The secretary shall provide all shareholders, within 60 days after receipt of said request, written notice either in person or by mail of the date, time and location of such requested special meeting and the purpose of the meeting. Any special meeting called by such shareholders is required to be held not less than 15 days nor more than 60 days after notice is provided to shareholders of the special meeting. These provisions will have the effect of significantly reducing the ability of shareholders being able to have proposals considered at a meeting of shareholders.
With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Trustees at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Trustees or (3) provided that the Board of Trustees has determined that Trustees will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Declaration of Trust and Bylaws.
Our Declaration of Trust also provides that, subject to the provisions of any class or series of shares then outstanding and the mandatory provisions of any applicable laws or regulations or other provisions of the Declaration of Trust, the following actions may be taken by the shareholders, without concurrence by our Board of Trustees or the Sponsor, upon a vote by the holders of more than 50% of the outstanding shares entitled to vote to:
•modify the Declaration of Trust;
•remove the Adviser or appoint a new investment adviser;
•dissolve the Fund; or
•sell all or substantially all of our assets other than in the ordinary course of business.
The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our Board of Trustees a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Trustees, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our Declaration of Trust does not give our Board of Trustees any power to disapprove shareholder nominations for the election of Trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of Trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.
Our Sponsor may not, without the approval of a vote by the holders of more than 50% of the outstanding shares entitled to vote on such matters:
•modify the Declaration of Trust except for amendments which do not adversely affect the rights of our shareholders;
•appoint a new investment adviser (other than a sub-adviser pursuant to the terms of the Advisory Agreement and applicable law);
•sell all or substantially all of our assets other than in the ordinary course of business or as otherwise permitted by law;
•except as otherwise permitted under the Advisory Agreement, voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders;
•cause the merger or similar reorganization of the Fund.

Amendment of the Declaration of Trust and Bylaws
Our Declaration of Trust provides that shareholders are entitled to vote upon a proposed amendment to the Declaration of Trust if the amendment would adversely affect our shareholders. Approval of any such amendment must be approved by the holders of more than fifty percent (50%) of the outstanding shares of the Fund entitled to vote thereon.
Our Bylaws provide that our Board of Trustees or the vote of a majority of the votes cast by shareholders present in person or by proxy have the power to adopt, alter or repeal any provision of our bylaws and to make new bylaws. Except as described above and for certain provisions of our Declaration of Trust relating to shareholder voting and the removal of trustees, our Declaration of Trust provides that our Board of Trustees may amend our Declaration of Trust without any vote of our shareholders.
Actions by the Board Related to Merger, Conversion, Reorganization or Dissolution
The Board of Trustees may approve a merger, conversion, consolidation or other reorganization of the Fund, provided that the resulting entity is a business development company under the 1940 Act; provided, however, that the Board of Trustees may not cause such merger, reorganization, or consolidation without the concurring vote of a majority of then-outstanding shares of the Fund. The Fund may be dissolved at any time upon affirmative vote by a majority of the Board of Trustees; provided, however, that such vote is subject to the concurrence of the affirmative vote by the holders of more than fifty percent (50%) of the outstanding shares entitled to vote on the matter. The Fund will not permit the Adviser to cause any form of merger or other reorganization of the Fund without the affirmative vote by the holders of more than fifty percent (50%) of the outstanding shares of the Fund entitled to vote on the matter. The Fund may be dissolved at any time, without the approval of holders of our outstanding shares, upon affirmative vote by a majority of the Trustees.
Derivative Actions
No person, other than a Trustee, who is not a shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Fund.
In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Statute, a shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed; and a demand on the Board of Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Board of Trustees who are not “Independent Trustees” (as that term is defined in the Delaware Statutory Trust Statute); and (ii) unless a demand is not required under clause (i) above, the Board of Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request. For purposes of this paragraph, the Board of Trustees may designate a committee of one or more Trustees to consider a shareholder demand. This derivative action provision in our Declaration of Trust will not apply to claims arising under the federal securities laws. The Declaration of Trust also provides that a shareholder’s right to bring a direct action against the Fund and/or the Board of Trustees is limited to direct actions to enforce an individual shareholder’s right to vote or a direct action to enforce such shareholder’s rights under Sections 3805(e) or 3819 of the Delaware Statutory Trust Statute. To the extent that Delaware law does not allow for such limitation, the requirements of Section 3816 of the Delaware Statutory Trust Statute and the additional requirements set forth above with respect to derivative actions shall be applicable to such direct action.
Exclusive Delaware Jurisdiction
Each Trustee, each officer and each person legally or beneficially owning a share or an interest in a share of the Fund (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Statute, (i) irrevocably agrees that any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Fund, the Delaware Statutory Trust Statute or the Declaration of Trust (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of the Declaration of Trust, (B) the duties (including fiduciary duties), obligations or liabilities of the Fund to the shareholders or the Board of Trustees, or of officers or the Board of Trustees to the Fund, to the shareholders or each other, (C) the rights or powers of, or restrictions on, the Fund, the officers, the Board of Trustees or the shareholders, (D) any provision of the Delaware Statutory Trust Statute or other laws of the State of Delaware pertaining to trusts made applicable to the Fund pursuant to Section 3809 of the Delaware Statutory Trust Statute or (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Statute or the Declaration of Trust relating in any way to the Fund (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law and (v) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding.
This exclusive Delaware jurisdiction provision in our Declaration of Trust will not apply to claims arising under the federal or state securities laws. This provision may limit our shareholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or other agents, which may discourage lawsuits against us and such persons. There is uncertainty as to whether a court would enforce such a provision, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. In addition, this provision may increase costs for shareholders in bringing a claim against us or our directors, officers or other agents. Any investor purchasing or otherwise acquiring our shares is deemed to have notice of and consented to the foregoing provision.
Determinations by Our Board of Trustees
Our Declaration of Trust contains a provision that codifies the authority of our Board of Trustees to manage our business and affairs. This provision enumerates certain matters and states that the determination as to any such enumerated matters made by or pursuant to the direction of our Board of Trustees (consistent with our Declaration of Trust) is final and conclusive and binding upon us and our shareholders. This provision does not alter the duties our Board of Trustees owes to us or our shareholders pursuant to our charter and under Delaware law. Further, it would not restrict the ability of a shareholder to challenge an action by our Board of Trustees which was taken in a manner that is inconsistent with our Declaration of Trust or the Board of Trustees’ duties under Delaware law or which did not comply with the requirements of the provision.
Restrictions on Roll-Up Transactions
In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of our properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with us and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us, who is qualified to perform such work. Our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of our assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our shareholders. If the appraisal will be included in a Prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the SEC and the State Securities Administrator as an exhibit to the Registration Statement for the offering. Accordingly, an issuer using the appraisals shall be subject to liability for violation of Section 11 of the Securities Act of 1933 and comparable provisions under State law for any material misrepresentation or material omissions in the appraisal. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the shareholders in connection with the proposed roll-up transaction. If the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for the offering.
In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to the shareholders who vote against the proposal a choice of:
•accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or
•one of the following:
◦remaining as shareholders and preserving their interests in us on the same terms and conditions as existed previously; or
◦receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.
We are prohibited from participating in any proposed roll-up transaction:
•which would result in shareholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in the charter, including rights with respect to the election and removal of directors, annual and special meetings, amendments to the charter and our dissolution;
•which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Common Shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;
•in which shareholders’ rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in the charter;
•in which we would bear any of the costs of the roll-up transaction if the shareholders reject the roll-up transaction; or
•unless the organizational documents of the entity that would survive the roll-up transaction provide that neither its adviser nor its intermediary-manager may vote or consent on matters submitted to its shareholders regarding the removal of its adviser or any transaction between it and its adviser or any of its affiliates.
Access to Records
Any shareholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and telephone numbers of our shareholders, along with the number of Common Shares held by each of them, will be maintained as part of our books and records and will be available for inspection by any shareholder or the shareholder’s designated agent at our office. The shareholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any shareholder who requests the list within ten days of the request. A shareholder may request a copy of the shareholder list for any proper and legitimate purpose, including, without limitation, in connection with matters relating to voting rights and the exercise of shareholder rights under federal proxy laws. A shareholder requesting a list will be required to pay reasonable costs of postage and duplication. Such copy of the shareholder list shall be printed in alphabetical order, on white paper, and in readily readable type size (no smaller than 10 point font).
A shareholder may also request access to any other corporate records. If a proper request for the shareholder list or any other corporate records is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and we may require a requesting shareholder to represent that it will not, secure the shareholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting shareholder’s interest in our affairs. We may also require that such shareholder sign a confidentiality agreement in connection with the request.
Reports to Shareholders
Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to the Adviser. These reports will also be available on our website at www.nuveen.com/pcap and on the SEC’s website at www.sec.gov.
Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as online charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.
Conflict with the 1940 Act
Our Declaration of Trust provides that, if and to the extent that any provision of Delaware law, or any provision of our Declaration of Trust conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DETERMINATION OF NET ASSET VALUE
We expect to determine our NAV for each class of shares each month as of the last day of each calendar month. The NAV per share for each class of shares is determined by dividing the value of total assets attributable to the class minus liabilities attributable to the class by the total number of Common Shares outstanding of the class at the date as of which the determination is made.
Our investments are valued in accordance with the fair value principles established by FASB Accounting Standards Codification Topic 820, Fair Value Measurement and Disclosures (“ASC Topic 820”) and in accordance with the 1940 Act. ASC Topic 820’s definition of fair value focuses on the amount that would be received to sell the asset or paid to transfer the liability, in the principal, or most advantageous, market and prioritizes the use of market-based inputs (observable) over entity-specific inputs (unobservable) within a measurement of fair value.
Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by our Board of Trustees. Because the Fund expects that there typically will not be a readily available market price for its target portfolio investments, the Fund expects that the value of most of its portfolio investments will be their fair value as determined by the Valuation Designee consistent with a documented valuation policy and consistently applied valuation process. In making these determinations, the Valuation Designee will receive input from the Board of Trustees, management and the Audit Committee. In addition, the Board of Trustees intends to retain one or more independent third-party valuation firms to review the valuation of each portfolio investment for which a market quotation is not available.
ASC Topic 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC Topic 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC Topic 820, these inputs are summarized in the three levels listed below:
•Level 1—Valuations are based on unadjusted, quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.
•Level 2—Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
Active, publicly traded instruments are classified as Level 1 and their values are generally based on quoted market prices, even if both the market’s normal daily trading volume is not sufficient to absorb the quantity held and placing orders to sell the position in a single transaction might affect the quoted price.
Fair value is generally determined as the price that would be received for an investment in a current sale, which assumes an orderly market is available for the market participants at the measurement date. If available, fair value of investments will be based on directly observable market prices or on market data derived from comparable assets. The Fund’s valuation policy considers the fact that no ready market may exist for many of the securities in which we invest and that fair value for its investments must be determined using unobservable inputs.
Our Board of Trustees has designated the Adviser as our Valuation Designee pursuant to Rule 2a-5 under the 1940 Act to determine the fair value of our investments that do not have readily available market quotations. Pursuant to our valuation policy approved by our Board of Trustees, a valuation committee comprised of employees of Churchill (the “Valuation Committee”) is responsible for determining the fair value of our assets for which market quotations are not readily available, subject to the oversight of our Board of Trustees.
With respect to investments for which market quotations are not readily available (Level 3), the Valuation Designee a multi-step valuation process each quarter, as follows:
•our quarterly valuation process begins with each portfolio company or investment being initially valued either by the professionals of the applicable Investment Team that are responsible for the portfolio investment or an independent third-party valuation firm;
•an independent third-party valuation firm, engaged by, or on behalf of, the Valuation Designee will value certain portfolio companies and investments;
•to the extent an independent third-party valuation firm has not been engaged by, or on behalf of, the Valuation Designee to value 100% of the portfolio then a third-party valuation firm engaged by, or on behalf of, the Valuation Designee will provide positive assurance on portions of the portfolio each quarter (such that performing each investment will be reviewed by a third-party valuation firm at least once on a rolling 12-month basis and each watch list investment will be reviewed each quarter), including a review of management’s preliminary valuation and conclusion on fair value;
•the Valuation Committee will then review and discuss the valuations with any input, where appropriate, from the independent valuation firm(s) and determine the fair value of each investment in our portfolio in good faith based on our valuation policy, subject to the oversight of our Board of Trustees; and
•the Valuation Designee will provide our Board of Trustees with the information relating to the fair value determination pursuant to our valuation policy in connection with each quarterly Board of Trustees meeting and discuss with our Board of Trustees its determination of the fair value of each investment in our portfolio in good faith.
The Valuation Designee makes this fair value determination on a quarterly basis and in such other instances when a decision regarding the fair value of the portfolio investments is required. Factors considered by the Valuation Designee as part of the valuation of investments include credit ratings/risk, the portfolio company’s current and projected earnings, current and expected leverage, ability to make interest and principal payments, the estimated remaining life of the investment, liquidity, compliance with applicable loan covenants, price to earnings (or other financial) ratios of the portfolio company and other comparable companies, current market yields and interest rate spreads of similar securities as of the measurement date. Other factors taken into account include changes in the interest rate environment and the credit markets that may affect the price at which similar investments would trade. The Valuation Designee may also base its valuation of an investment on recent investments and securities with similar structure and risk characteristics. Churchill obtains market data from its ongoing investment purchase efforts, in addition to monitoring transactions that have closed and are announced in industry publications. External information may include (but is not limited to) observable market data derived from the U.S. loan and equity markets. As part of compiling market data as an indication of current market conditions management may utilize third-party sources.
The value assigned to these investments is based upon available information and may fluctuate from period to period. In addition, it does not necessarily represent the amount that ultimately might be realized upon a portfolio investment’s sale. Due to the inherent uncertainty of valuation, the estimated fair value of an investment may differ from the value that would have been used had a ready market for the security existed, and the difference could be material.
Our Board of Trustees is responsible for overseeing the Valuation Designee’s process for determining the fair value of the Fund’s assets for which market quotations are not readily available, taking into account our valuation risks. To facilitate our Board of Trustees’ oversight of the valuation process, the Valuation Designee will provide our Board of Trustees with quarterly reports, annual reports, and prompt reporting of material matters affecting the Valuation Designee’s determination of fair value. As part of our Board of Trustees' oversight role, our Board of

Trustees may request and review additional information as may be necessary to be informed of the Valuation Committee’s process for determining the fair value of our investments.
Determinations in Connection with Offerings
In connection with each offering of our shares, to the extent we do not have shareholder approval to sell below NAV, the Valuation Designee will be required to make a good faith determination that we are not selling our shares at a price below the then current NAV of our shares at the time at which the sale is made, as required by Section 63 of the 1940 Act. The Valuation Designee will consider the following factors, among others, in making such determination:
•the NAV of our shares disclosed in the most recent periodic report we filed with the SEC;
•management’s assessment of whether any material change in the NAV of our shares has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed NAV of our shares and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our shares; and
•the magnitude of the difference between (i) a value that the Valuation Designee has determined reflects the current (as of a time within 48 hours excluding Sundays and holidays) NAV of our shares, which is based upon the NAV of our shares disclosed in the most recent periodic report we filed with the SEC, as adjusted to reflect management’s assessment of any material change in the NAV of our shares since the date of the most recently disclosed NAV of our shares, and (ii) the offering price of our shares in the proposed offering.
Moreover, to the extent that there is a possibility that we may (i) issue Common Shares at a price per share below the then current NAV per share at the time at which the sale is made or (ii) trigger the undertaking (which we provide in the registration statement of which this prospectus forms a part) to suspend the offering of shares of our Common Shares if the NAV per share fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Trustees will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the NAV per share of Common Shares within two days prior to any such sale to ensure that such sale will not be below our then current NAV per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the NAV per share to ensure that such undertaking has not been triggered.
These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.
Our most recently determined NAV per share for each class of Common Shares will be available on our website: www.nuveen.com/pcap. We will report our NAV per share as of the last day of each month on our website within 20 business days of the last day of each month.

PLAN OF DISTRIBUTION
General
We are offering a maximum of $500,000,000 in Common Shares pursuant to this prospectus on a “best efforts” basis through Nuveen Securities, LLC, the Intermediary Manager, a registered broker-dealer affiliated with Churchill. Because this is a “best efforts” offering, the Intermediary Manager must only use its best efforts to sell the shares, which means that no underwriter, broker or other person will be obligated to purchase any shares. The Intermediary Manager is headquartered at 333 West Wacker Dr., Chicago, Illinois 60606.
The shares are being offered on a “best efforts” basis, which means generally that the Intermediary Manager is required to use only its best efforts to sell the shares and it has no firm commitment or obligation to purchase any of the shares. The Fund intends that the Common Shares offered pursuant to this prospectus will not be listed on any national securities exchange, and neither the Intermediary Manager nor the participating brokers intend to act as market-makers with respect to our Common Shares. Because no public market is expected for the shares, shareholders will likely have limited ability to sell their shares outside of our Share Repurchase Program. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our Declaration of Trust or otherwise to effect a liquidity event at any time.
On May 17, 2022, the SEC granted an exemptive order to permit us to offer multiple classes of Common Shares and to impose varying sales loads, asset-based service and/or distribution fees and early withdrawal fees. We intend to offer to the public three classes of Common Shares: Class S shares, Class D shares and Class I shares. None of the share classes being offered will have early withdrawal fees. We are offering to sell any combination of share classes with a dollar value up to the maximum offering amount. All investors must meet the suitability standards discussed in the section of this prospectus entitled “Suitability Standards.” The share classes have different ongoing shareholder servicing and/or distribution fees.
The minimum initial investment in our Common Shares is $2,500, and the minimum subsequent investment in our Common Shares is $500 per transaction, except that the minimum subsequent investment amount does not apply to purchases made under our distribution reinvestment plan and that the minimum investment in Class I is $1,000,000.
Class S shares are available through brokerage and transactional-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and trustees and their immediate family members, as well as officers and employees of Churchill, Nuveen, TIAA, or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares. We may also offer Class I shares to certain feeder vehicles primarily created to hold our Class I shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I shares to other investment vehicles. The minimum initial investment for Class I shares is $1,000,000, unless waived by the Intermediary Manager. If you are eligible to purchase all three classes of shares, then in most cases you should purchase Class I shares because participating brokers will not charge transaction or other fees, including upfront placement fees or brokerage commissions, on Class I shares and Class I shares have no shareholder servicing and/or distribution fees, which will reduce the distributions of the other share classes. However, Class I shares will not receive shareholder services. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase. Neither the Intermediary Manager nor its affiliates will directly or indirectly compensate any person engaged as an investment advisor or bank trust department by a potential investor as an inducement for such investment advisor or bank trust department to advise favorably for an investment in us.
The number of shares we have registered pursuant to the registration statement of which this prospectus forms a part is the number that we reasonably expect to be offered and sold within two years from the initial effective date of the registration statement. Under applicable SEC rules, we may extend this offering one additional year if all of the shares we have registered are not yet sold within two years. With the filing of a registration statement for a subsequent offering, we may also be able to extend this offering beyond three years until the follow-on registration statement is declared effective. Pursuant to this prospectus, we are offering to the public all of the shares that we have registered. Although we have registered a fixed dollar amount of our shares, we intend effectively to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415. In such a circumstance, the issuer may also choose to enlarge the continuous offering by including on such new registration statement a further amount of securities, in addition to any unsold securities covered by the earlier registration statement.
This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time and to extend our offering term to the extent permissible under applicable law.
Purchase Price
Shares are sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of shares may have a different NAV per share because shareholder servicing and/or distribution fees differ with respect to each class.
Underwriting Compensation
We entered into the Intermediary Manager Agreement with the Intermediary Manager, pursuant to which the Intermediary Manager agreed to, among other things, manage our relationships with third-party brokers engaged by the Intermediary Manager to participate in the distribution of Common Shares, which we refer to as “participating brokers,” and financial advisors. The Intermediary Manager also coordinates our marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of the offering, our investment strategies, material aspects of our operations and subscription procedures. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of our shares.
Upfront Sales Loads
The following table shows the upfront sales load payable at the time you subscribe for shares for Class S, Class D or Class I shares.

Maximum Upfront Sales Load as a % of NAV
Class S shares	up to 3.50%
Class D shares	up to 1.50%
Class I shares	— %

Class S Shares. Subject to any discounts described below, the Intermediary Manager is entitled to receive an upfront sales load of up to 3.50% of the offering price per share of each Class S share sold in the offering, excluding shares issued pursuant to our distribution reinvestment plan.
Class D Shares. Subject to any discounts described below, the Intermediary Manager is entitled to receive an upfront sales load of up to 1.50% of the offering price per share of each Class D share sold in the offering, excluding shares issued pursuant to our distribution reinvestment plan.
Class I Shares. Selling agents will not charge an upfront sales load on Class I shares.
Shareholder Servicing and/or Distribution Fees — Class S and Class D
The following table shows the shareholder servicing and/or distribution fees we pay the Intermediary Manager with respect to the Class S, Class D and Class I on an annualized basis as a percentage of our NAV for such class. The shareholder servicing and/or distribution fees will be paid monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month.

Shareholder Servicing and/or Distribution Fee as a % of NAV
Class S shares	0.85%
Class D shares	0.25%
Class I shares	— %
Subject to FINRA and other limitations on underwriting compensation described in “—Limitations on Underwriting Compensation” below, we will pay a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares and a shareholder servicing and/or fee equal to 0.25% per annum of the aggregate NAV for the Class D shares, in each case, payable monthly.
The shareholder servicing and/or distribution fees will be paid monthly in arrears. The shareholder servicing and/or distribution fees are similar to sales commissions. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. The Intermediary Manager will reallow (pay) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker-dealer is not eligible to receive it for failure to provide such services. Because the shareholder servicing and/or distribution fees with respect to Class S shares and Class D shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under our distribution reinvestment plan.
Eligibility to receive the shareholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S or Class D shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the shareholder servicing and/or distribution fee due to failure to provide these services, the Intermediary Manager will waive the shareholder servicing and/or distribution fee that broker would have otherwise been eligible to receive. The shareholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase.
Other Compensation
We or the Adviser may also pay directly, or reimburse the Intermediary Manager if the Intermediary Manager pays on our behalf, any organization and offering expenses (other than any upfront selling commissions and shareholder servicing and/or distribution fees).

Limitations on Underwriting Compensation
We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering.
In addition, we will cease paying the shareholder servicing and/or distribution fee on any Class S share and Class D share in a shareholder’s account at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent). Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares.
This offering is being made in compliance with FINRA Rule 2310. Under the rules of FINRA, all items of underwriting compensation, including any upfront selling commissions, Intermediary Manager fees, reimbursement fees for bona fide due diligence expenses, training and education expenses, non-transaction based compensation paid to registered persons associated with the Intermediary Manager in connection with the wholesaling of our offering and all other forms of underwriting compensation, will not exceed 10% of the gross offering proceeds (excluding shares purchased through our distribution reinvestment plan).
Term of the Intermediary Manager Agreement
Either party may terminate the Intermediary Manager Agreement upon 60 days’ written notice to the other party or immediately upon notice to the other party in the event such other party failed to comply with a material provision of the Intermediary Manager Agreement. Our obligations under the Intermediary Manager Agreement to pay the shareholder servicing and/or distribution fees with respect to the Class S and Class D shares distributed in this offering as described therein shall survive termination of the agreement until such shares are no longer outstanding (including such shares that have been converted into Class I shares, as described above).
Indemnification
To the extent permitted by law and our charter, we will indemnify the participating brokers and the Intermediary Manager against some civil liabilities, including certain liabilities under the Securities Act, and liabilities arising from an untrue statement of material fact contained in, or omission to state a material fact in, this prospectus or the registration statement of which this prospectus is a part, blue sky applications or approved sales literature.
Supplemental Sales Material
In addition to this prospectus, we will use sales material in connection with the offering of shares, although only when accompanied by or preceded by the delivery of this prospectus. Some or all of the sales material may not be available in certain jurisdictions. This sales material may include information relating to this offering, the past performance of the Adviser and its affiliates, property brochures and articles and publications concerning real estate. In addition, the sales material may contain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.
We are offering shares only by means of this prospectus. Although the information contained in the sales material will not conflict with any of the information contained in this prospectus, the sales material does not purport to be complete and should not be considered as a part of this prospectus or the registration statement of which this prospectus is a part, or as incorporated by reference in this prospectus or the registration statement, or as forming the basis of the offering of the Common Shares.
Share Distribution Channels and Special Discounts
We expect our Intermediary Manager to use multiple distribution channels to sell our Common Shares. These channels may charge different brokerage fees for purchases of our shares. Our Intermediary Manager is expected to engage participating brokers in connection with the sale of the shares of this offering in accordance with participating broker agreements.
Notice to Prospective Investors in the Cayman Islands
This is not an offer to the public in the Cayman Islands to subscribe for interests, and applications originating from the Cayman Islands will only be accepted from Cayman Islands exempted companies, trusts registered as exempted in the Cayman Islands, Cayman Islands exempted limited partnerships, or companies incorporated in other jurisdictions and registered as foreign corporations in the Cayman Islands or limited partnerships formed in other jurisdictions and registered as foreign limited partnerships in the Cayman Islands.

HOW TO SUBSCRIBE
You may buy or request that we repurchase Common Shares through your financial advisor, a participating broker or other financial intermediary that has a selling agreement with the Intermediary Manager. Because an investment in our Common Shares involves many considerations, your financial advisor or other financial intermediary may help you with this decision. Due to the illiquid nature of investments in originated loans, our Common Shares are only suitable as a long-term investment. Because there is no public market for our shares, shareholders may have difficulty selling their shares if we choose to offer to repurchase only some, or even none, of the shares that investors desire to have repurchased in a particular quarter, or if our Board of Trustees modifies or suspends the share repurchase program. See “Control Persons and Principal Shareholders” for information regarding restrictions on the repurchase of certain shares owned and acquired by TIAA in connection with our formation transaction.
Investors who meet the suitability standards described herein may purchase Common Shares. See “Suitability Standards” in this prospectus. Investors seeking to purchase Common Shares must proceed as follows:
•Read this entire prospectus and any appendices and supplements accompanying this prospectus.
•Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A. Subscription agreements may be executed manually or by electronic signature except where the use of such electronic signature has not been approved by the Intermediary Manager. Should you execute the subscription agreement electronically, your electronic signature, whether digital or encrypted, included in the subscription agreement is intended to authenticate the subscription agreement and to have the same force and effect as a manual signature.
•Deliver a check, submit a wire transfer, instruct your broker to make payment from your brokerage account or otherwise deliver funds for the full purchase price of the Common Shares being subscribed for along with the completed subscription agreement to the participating broker-dealer. Checks should be made payable, or wire transfers directed, to “Nuveen Churchill Private Capital Income Fund.” For Class S and Class D shares, after you have satisfied the applicable minimum purchase requirement of $2,500, additional purchases must be in increments of $500. For Class I shares, after you have satisfied the applicable minimum purchase requirement of $1,000,000, additional purchases must be in increments of $500, unless such minimums are waived by the Intermediary Manager. The minimum subsequent investment does not apply to purchases made under our distribution reinvestment plan.
•By executing the subscription agreement and paying the total purchase price for the Common Shares subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms. Certain participating brokers may require additional documentation.
A sale of the shares to a subscriber may not be completed until at least five business days after the subscriber receives our final prospectus. Subscriptions to purchase our Common Shares may be made on an ongoing basis, but investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order, including satisfying any additional requirements imposed by the subscriber’s broker, and payment of the full purchase price of our Common Shares being subscribed at least five business days prior to the first day of the month (unless waived by the Intermediary Manager).
For example, if you wish to subscribe for Common Shares in October, your subscription request must be received in good order at least five business days before November 1. Notice of each share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s NAV as of October 31 is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know our NAV applicable on the effective date of the share purchase, our NAV applicable to a purchase of shares will be available generally within

20 business days after the effective date of the share purchase; at that time, the number of shares based on that NAV and each shareholder’s purchase will be determined and shares are credited to the shareholder’s account as of the effective date of the share purchase. In this example, if accepted, your subscription would be effective on the first calendar day of November.
If for any reason we reject the subscription, or if the subscription request is canceled before it is accepted or withdrawn as described below, we will return the subscription agreement and the related funds, without interest or deduction, within ten business days after such rejection, cancellation or withdrawal.
Common Shares purchased by a fiduciary or custodial account will be registered in the name of the fiduciary account and not in the name of the beneficiary. If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees we have incurred.
You have the option of placing a transfer on death (TOD), designation on your shares purchased in this offering. A TOD designation transfers the ownership of the shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right to survivorship of the shares. If you would like to place a TOD designation on your shares, you must check the TOD box on the subscription agreement and you must complete and return a TOD form, which you may obtain from your financial advisor, in order to effect the designation.
Purchase Price
Shares are sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of shares may have a different NAV per share because shareholder servicing and/or distribution fees differ with respect to each class.
If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of shares that you purchase in our primary offering will be automatically invested in additional shares of the same class. The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable.
We will generally adhere to the following procedures relating to purchases of Common Shares in this continuous offering:
•On each business day, our transfer agent will collect purchase orders. Notwithstanding the submission of an initial purchase order, we can reject purchase orders for any reason, even if a prospective investor meets the minimum suitability requirements outlined in our prospectus. Investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price of our Common Shares being subscribed at least five business days prior to the first day of the month. If a purchase order is received less than five business days prior to the first day of the month, unless waived by the Intermediary Manager, the purchase order will be executed in the next month’s closing at the transaction price applicable to that month. As a result of this process, the price per share at which your order is executed may be different than the price per share for the month in which you submitted your purchase order.
•Generally, within 20 business days after the first calendar day of each month, we will determine our NAV per share for each share class as of the last calendar day of the immediately preceding month, which will be the purchase price for shares purchased with that effective date.
•Completed subscription requests will not be accepted by us before two business days before the first calendar day of each month.
•Subscribers are not committed to purchase shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted as described in the previous sentence. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on our toll-free, automated telephone line, (833) 688-3368.
•You will receive a confirmation statement of each new transaction in your account as soon as practicable but generally not later than seven business days after the shareholder transactions are settled when the applicable NAV per share is determined. The confirmation statement will include information on how to obtain information we have filed with the SEC and made publicly available on our website,            www.nuveen.com/pcap, including supplements to the prospectus.
Our NAV may vary significantly from one month to the next. Through our website at www.nuveen.com/pcap, you will have information about the most recently available NAV per share.
In contrast to securities traded on an exchange or over-the-counter, where the price often fluctuates as a result of, among other things, the supply and demand of securities in the trading market, our NAV will be calculated once monthly using our valuation methodology, and the price at which we sell new shares and repurchase outstanding shares will not change depending on the level of demand by investors or the volume of requests for repurchases.

SHARE REPURCHASE PROGRAM
We do not intend to list our shares on a securities exchange and we do not expect there to be a public market for our shares. As a result, if you purchase our Common Shares, your ability to sell your shares will be limited.
We have adopted a share repurchase program in which we intend to repurchase, in each quarter, up to 5% of our Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. Our Board of Trustees, in its sole discretion, may amend, suspend or terminate the share repurchase program if it deems such action to be in our best interest and the best interest of our shareholders. As a result, share repurchases may not be available each quarter, such as when a repurchase offer would place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the Fund that would outweigh the benefit of the repurchase offer. Following any such suspension, the Board of Trustees will consider on at least a quarterly basis whether the continued suspension of the Share Repurchase Program is in the best interest of the Fund and shareholders, and will reinstate the Share Repurchase Program when and if appropriate and subject to its fiduciary duty to the Fund and shareholders. However, our Board of Trustees is not required to authorize the recommencement of our Share Repurchase Program within any specified period of time. We intend to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.
Under our share repurchase program, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.
You may tender all of the Common Shares that you own.
In the event the amount of shares tendered exceeds the repurchase offer amount, shares will be repurchased on a pro rata basis with priority for repurchase requests in the case of the death or disability of a shareholder. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable. We will have no obligation to repurchase shares, including if the repurchase would violate the restrictions on distributions under federal law or Delaware law. The limitations and restrictions described above may prevent us from accommodating all repurchase requests made in any quarter. Our share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market.
We will offer to repurchase shares on such terms as may be determined by our Board of Trustees in its complete and absolute discretion unless, in the judgment of our Independent Trustees, such repurchases would not be in the best interests of our shareholders or would violate applicable law. There is no assurance that our Board of Trustees will exercise its discretion to offer to repurchase shares or that there will be sufficient funds available to accommodate all of our shareholders’ requests for repurchase. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you will likely not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. Shareholders will not pay a fee to us in connection with our repurchase of shares under the share repurchase program.
The Fund will repurchase shares from shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Fund and to all shareholders. The repurchase of the Adviser’s shares, if any, will be on the same terms and subject to the same limitations as other shareholders under the Share Repurchase Program. When the Board of Trustees determines that the Fund will repurchase shares, notice will be provided to shareholders describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their shares during the period that a repurchase offer is open may obtain the Fund’s most recent NAV per share on our website at: www.nuveen.com/pcap. However, our repurchase offers will generally use the NAV on or around the last business day of a calendar quarter, which will not be available until after the expiration of the applicable tender offer, so you will not know the exact price of shares in the tender offer when you make your decision whether to tender your shares.
Repurchases of shares from shareholders by the Fund will be paid in cash after the determination of the relevant NAV per share is finalized. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of shares from shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of shares. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.
The majority of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we intend to generally maintain under normal circumstances an allocation to syndicated loans and our Liquid Investment allocation. We may fund repurchase requests from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations we have not established any limits on the amounts we may pay from such other sources. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the Fund as a whole, or should we otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our shares is in the best interests of the Fund as a whole, then we may choose to offer to repurchase fewer shares than described above, or none at all.
In the event that any shareholder fails to maintain the minimum balance of $500 of our shares, we may repurchase all of the shares held by that shareholder at the repurchase price in effect on the date we determine that the shareholder has failed to meet the minimum balance, less any Early Repurchase Deduction. Minimum account repurchases will apply even in the event that the failure to meet the minimum balance is caused solely by a decline in our NAV. Minimum account repurchases are subject to Early Repurchase Deduction.
Payment for repurchased shares may require us to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase our investment-related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by our Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares.
Class I shares owned by TIAA will be subject to the following restrictions. TIAA may submit its Class I shares for repurchase beginning on March 31, 2027. Beginning March 31, 2027, the total amount of TIAA shares eligible for repurchase will be limited to no more than 1.67% of our aggregate NAV per calendar quarter; provided that, if in any quarter the total amount of aggregate repurchase requests of all classes of Common Shares does not exceed the Share Repurchase Plan limit of 5% of the aggregate NAV per calendar quarter, these redemption limits on the TIAA shares will not apply for that quarter, and TIAA will be entitled to submit its shares for repurchase up to the overall Share Repurchase Plan limits.

DISTRIBUTION REINVESTMENT PLAN
We have adopted a distribution reinvestment plan, pursuant to which we will reinvest all cash dividends declared by the Board of Trustees on behalf of our shareholders who do not elect to receive their dividends in cash as provided below. As a result, if the Board of Trustees authorizes, and we declare, a cash dividend or other distribution, then our shareholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.
No action is required on the part of a registered shareholder to have his, her or its cash dividend or other distribution reinvested in our shares, except shareholders in certain states. Shareholders can elect to “opt out” of the Fund’s distribution reinvestment plan in their subscription agreements (other than Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan). Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares.
If any shareholder initially elects not to participate, they may later become a participant by subsequently completing and executing an enrollment form or any distribution authorization form as may be available from the Fund or DST Systems Inc. (the “Plan Administrator”). Participation in the distribution reinvestment plan will begin with the next distribution payable after acceptance of a participant’s subscription, enrollment or authorization. Shares will be purchased under the distribution reinvestment plan as of the first calendar day of the month following the record date of the distribution.
If a shareholder seeks to terminate its participation in the distribution reinvestment plan, notice of termination must be received by the Plan Administrator five business days in advance of the first calendar day of the next month in order for a shareholder’s termination to be effective for such month. Any transfer of shares by a participant to a non-participant will terminate participation in the distribution reinvestment plan with respect to the transferred shares. If a participant elects to tender its Common Shares in full, any Shares issued to the participant under the Plan subsequent to the expiration of the tender offer will be considered part of the participant’s prior tender, and participant’s participation in the Plan will be terminated as of the valuation date of the applicable tender offer. Any distributions to be paid to such shareholder on or after such date will be paid in cash on the scheduled distribution payment date.
If you elect to opt out of the distribution reinvestment plan, you will receive any distributions we declare in cash. There will be no upfront selling commissions or Intermediary Manager fees charged to you if you participate in the distribution reinvestment plan. We will pay the Plan Administrator fees under the distribution reinvestment plan. If your shares are held by a broker or other financial intermediary, you may change your election by notifying your broker or other financial intermediary of your election.
Any purchases of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state.
The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable. Common Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as the Common Shares offered pursuant to this prospectus.
See our Distribution Reinvestment Plan, which is filed as an exhibit to our registration statement for this offering, for more information.

REGULATION
The following discussion is a general summary of the material prohibitions and descriptions governing BDCs generally. It does not purport to be a complete description of all of the laws and regulations affecting BDCs.
Qualifying Assets
Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “Qualifying Assets,” unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the company’s total assets. The principal categories of Qualifying Assets relevant to our business are any of the following:
(1)Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An “eligible portfolio company” is defined in the 1940 Act as any issuer which:
(a)is organized under the laws of, and has its principal place of business in, the United States;
(b)is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
(c)satisfies any of the following:
(i)does not have any class of securities that is traded on a national securities exchange;
(ii)has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;
(iii)is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or
(iv)is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million;
(2)Securities of any eligible portfolio company controlled by the Fund;
(3)Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements;
(4)Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and the Fund already owns 60% of the outstanding equity of the eligible portfolio company;
(5)Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities; or
(6)Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.
In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Significant Managerial Assistance
A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. A BDC must also offer to make available to the issuer of the Qualifying Assets significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors/trustees, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance. The Administrator or its affiliate provides such services on our behalf to portfolio companies that accept our offer of managerial assistance.
Temporary Investments
Pending investment in other types of Qualifying Assets, as described above, our investments can consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to herein, collectively, as temporary investments, so that 70% of our assets would be Qualifying Assets.
Warrants, Options, and Rights
Under the 1940 Act, a BDC is subject to restrictions on the issuance, terms and amount of warrants, options or rights to purchase shares that it may have outstanding at any time. In particular, the amount of shares that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase shares cannot exceed 25% of the BDC’s total outstanding shares.
Leverage and Senior Securities; Coverage Ratio
We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to our Common Shares if our asset coverage, as defined in the 1940 Act, would at least equal 150% immediately after each such issuance. On March 31, 2022, in connection with the organization of the Fund, our sole shareholder approved the adoption of the 150% asset coverage ratio pursuant to Section 61(a)(2) of the 1940 Act, and such election became effective the following day. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any dividend distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We will also be permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered senior securities.
We currently have in place the Bank of America Credit Facility. In the future, we may enter into additional credit facilities. Shareholders will indirectly bear the costs associated with any borrowings under a credit facility or otherwise. Borrowings under the Bank of America Credit Facility are secured by all of the assets held by NCPCIF SPV II, LLC, our wholly owned subsidiary, and in connection with any future credit facility or other borrowings, lenders may require us to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and may ask to comply with positive or negative covenants that could have an effect on our operations. In addition, from time to time, our losses on leveraged investments may result in the liquidation of other investments held by us and may result in additional drawdowns to repay such amounts.
Code of Ethics
We, the Adviser and Churchill have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. A copy of our code of ethics is filed as an exhibit to our registration statement for this offering.
Affiliated Transactions
We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our Independent Trustees and, in some cases, the prior approval of the SEC. We have received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of Churchill and certain funds managed and controlled by Churchill and its affiliates, subject to certain terms and conditions.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to Churchill. The Proxy Voting Policies and Procedures of Churchill are set forth below. The guidelines will be reviewed periodically by Churchill and our Independent Trustees, and, accordingly, are subject to change.
As an investment adviser registered under the Advisers Act, Churchill has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, Churchill recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for Churchill’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy Policies
The Board of Trustees has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund to Churchill, and has directed Churchill to vote proxies relating to portfolio securities held by the Fund consistent with the duties and procedures set forth in Churchill’s policies and procedures.
Churchill will vote all proxies relating to our portfolio securities in the best interest of our shareholders. Churchill reviews on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by the Fund. Although Churchill will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, Churchill may vote for such a proposal if there exist compelling long-term reasons to do so. Churchill will abstain from voting only in unusual circumstances and where there is a compelling reason to do so. Churchill may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth in its policies and procedures, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.
Churchill’s proxy voting decisions are made by members of the Investment Team who are responsible for monitoring each of our investments. Any actual or potential conflicts of interest between the Fund and Churchill arising from the proxy voting process will be addressed by the application of Churchill’s proxy voting procedures. In the event Churchill determines that a conflict of interest cannot be resolved under Churchill’s proxy voting procedures, Churchill is responsible for notifying the Board of Trustees or the Audit Committee of such irreconcilable conflict of interest and assisting the Board of Trustees or the Audit Committee with any actions it determines are necessary.
Proxy Voting Records
You may obtain information about how Churchill voted proxies by making a written request for proxy voting information to: Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Chief Compliance Officer, Charmagne Kukulka.
Other
We expect to be periodically examined by the SEC for compliance with the 1940 Act and the Exchange Act, and are subject to the periodic reporting and related requirements of the Exchange Act.

We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any trustee or officer against any liability to our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We are also required to designate a chief compliance officer and to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation.
We are not permitted to change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.
Our website is www.nuveen.com/pcap. We make available free of charge on our website our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish them to, the SEC.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of certain U.S. federal income tax considerations applicable to the Fund and the purchase, ownership and disposition of shares of the Fund. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold shares of the Fund as capital assets. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold shares of the Fund as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax, or any tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to shares of the Fund as a result of such income being recognized on an applicable financial statement. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of shares of the Fund, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.
For purposes of the following discussion, a “U.S. shareholder” is a beneficial owner of shares of the Fund who is for U.S. federal income tax purposes: (1) an U.S. citizen or individual resident of the United States; (2) a corporation, or other entity treated as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia; (3) a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or (4) an estate, the income of which is subject to U.S. federal income tax regardless of its source.

A “Non-U.S. shareholder” is a beneficial owner of shares of the Fund that is neither a U.S. shareholder nor a partnership for U.S. federal income tax purposes.
If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Any partner of a partnership holding shares of the Fund should consult its tax advisers with respect to the purchase, ownership and disposition of such shares.
Taxation as a Regulated Investment Company
The Fund has elected to be treated, and intends to qualify each taxable year thereafter, as a RIC under Subchapter M of the Code.
To qualify for the favorable tax treatment accorded to RICs under Subchapter M of the Code, the Fund must, among other things: (1) have an election in effect to be treated as a BDC under the 1940 Act at all times during each taxable year; (2) elect to be treated as a RIC or have made such election for a previous taxable year; (3) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from an interest in a qualified publicly-traded partnership; and (4) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by (i) cash, cash items (including receivables), U.S. government securities and securities of other RICs, and (ii) other acceptable securities if such securities of one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in (i) the securities (other than U.S. government securities or securities of other RICs) of any one issuer, (ii)

the securities (other than securities of other RICs) of any two or more issuers which the Fund controls and which are determined, under applicable Treasury regulations, to be engaged in the same or similar trades or businesses or related trades or businesses or (iii) the securities of any one or more qualified publicly traded partnerships (as defined by the Code).
As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it timely distributes to its shareholders, provided that it distributes at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt income for such taxable year. Generally, the Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, if any.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax.

A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. In addition, for purposes of determining (i) whether the 90% distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made.
If the Fund failed to qualify as a RIC, the Fund would be subject to U.S. federal income tax imposed at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be treated as ordinary dividend income to shareholders. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a RIC.
Nature of the Fund’s Investments
Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.
These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments
The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.
Original Issue Discount
For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having OID (such as zero coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any OID will be included in the Fun’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to its shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. The Fund may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may not qualify for or maintain RIC tax treatment and thus become subject to U.S. federal income tax imposed at corporate rates.
Market Discount
In general, the Fund will be treated as having acquired a security with market discount if its stated redemption price at maturity (or, in the case of a security issued with OID, its revised issue price) exceeds the Fund’s initial tax basis in the security by more than a statutory de minimis amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any securities acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.
Currency Fluctuations
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
Foreign Taxes
The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

Preferred Shares or Borrowings
If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on shares in certain circumstances. Limits on the Fund’s payments of dividends on shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.
Taxation of U.S. Shareholders
Distributions to U.S. shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be treated as ordinary income to U.S. shareholders to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be treated as long-term capital gains, regardless of the length of time the U.S. shareholder has owned the Fund’s shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a U.S. shareholder as a return of capital which will be applied against and reduce the U.S. shareholder’s adjusted tax basis in his or her shares. To the extent that the amount of any such distribution exceeds the U.S. shareholder’s adjusted tax basis in his or her shares, the excess will be treated by the U.S. shareholder as gain from a sale or exchange of the shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate U.S. shareholders.
Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares pursuant to the distribution reinvestment plan. U.S. shareholders receiving distributions in the form of additional shares will generally be treated as receiving a distribution in the amount of the fair market value of the distributed shares. The additional shares received by a U.S. shareholder pursuant to the distribution reinvestment plan will have a new holding period commencing on the day following the day on which the shares were credited to the U.S. shareholder’s account.
The Fund may elect to retain its net capital gain or a portion thereof for investment and be subject to U.S. federal income tax imposed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its U.S. shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each U.S. shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the adjusted tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
The IRS currently requires that a RIC that has two or more classes of stock must allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends to allocate capital gain dividends, if any, between its common shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year. U.S. shareholders will be notified annually as to the U.S. federal tax status of distributions, and U.S. shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.
Upon the sale or other disposition of shares of the Fund (except pursuant to a repurchase by the Fund, as described below), a U.S. shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the U.S. shareholder’s adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the U.S. shareholder’s holding period for the shares. Generally, a U.S. shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.
No loss will be allowed on the sale or other disposition of shares if the owner acquires (including pursuant to the distribution reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the adjusted tax basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a U.S. shareholder on the sale or exchange of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.
From time to time, the Fund may offer to repurchase its outstanding shares. U.S. shareholders who tender all shares of the Fund held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a U.S. shareholder tenders fewer than all of its shares or fewer than all shares tendered are repurchased, such U.S. shareholder may be treated as having received a taxable dividend upon the tender of its shares.
Under U.S. Treasury regulations, if a U.S. shareholder recognizes a loss with respect to shares of $2 million or more for an individual U.S. shareholder or $10 million or more for a corporate U.S. shareholder (or a greater loss over a combination of years), the U.S. shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct U.S. shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers, who fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. An individual’s taxpayer identification number generally is his or her social security number. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Taxation of Non-U.S. Shareholders
Subject to the discussions below concerning backup withholding and FATCA (defined below), distributions of the Fund’s investment company taxable income to Non-U.S. shareholders will be subject to U.S. federal withholding tax imposed at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless an applicable exception applies. No withholding will be required on such distributions to the extent that (i) such distributions are properly reported to the Fund’s Non-U.S. shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether any significant amount of the Fund’s distributions with respect to its shares would be reported as eligible for this exemption from withholding.
If the distributions with respect to the shares of the Fund are effectively connected with a U.S. trade or business of the Non-U.S. shareholder (and, if an income tax treaty applies, attributable to a permanent establishment maintained by the Non-U.S. shareholder in the United States), no amount of U.S. federal tax will be required to be withheld from such distributions if the non-U.S. shareholder complies with applicable certification and disclosure requirements, although such distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons.
Special certification requirements apply to a Non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.
Subject to the discussion below concerning FATCA, actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. shareholder, and gains realized by a Non-U.S. shareholder upon the sale of shares of shares of the Fund, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. shareholder in the United States), or (ii) such Non-U.S. shareholder is an individual present in the United States for 183 days or more during the year of the distribution or gain.
For a corporate Non-U.S. shareholder, distributions and gains realized upon the sale of shares of the Fund that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).
The Fund must generally report to its Non-U.S. shareholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the Non-U.S. shareholder’s conduct of a United States trade or business or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the Non-U.S. shareholder resides or is established. Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to “backup withholding” at the then applicable rate (currently 24%). Backup withholding, however, generally will not apply to distributions to a Non-U.S. shareholder, provided the Non-U.S. shareholder furnishes to the Fund the required certification as to its Non-U.S. status, such as by providing a valid IRS Form W-8BEN or IRS Form W-8BEN-E, or certain other requirements are met. Backup withholding is not an additional tax but can be credited against a Non-U.S. shareholder’s U.S. federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the IRS.
Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.
Additional Withholding Requirements
Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions, or “FFIs,” unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement, or “IGA” with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until the final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a specified U.S. person and certain financial information associated with the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of a Non-U.S. shareholder and the status of the intermediaries through which they hold their shares, Non-U.S. shareholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, a Non-U.S. shareholder might be eligible for refunds or credits of such taxes. A Non-U.S. shareholder should consult such shareholder’s own tax advisor regarding FATCA and whether it may be relevant to such shareholder’s ownership and disposition of shares of the Fund.
Other Taxation
Shareholders may be subject to state, local and foreign taxes on their distributions from the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

RESTRICTIONS ON SHARE OWNERSHIP
Each prospective investor that is, or is acting on behalf of, any (i) “employee benefit plan” (within the meaning of Section 3(3) of ERISA) subject to Title I of ERISA, (ii) “plan” described in Section 4975(e)(1) of the Code, subject to Section 4975 of the Code (including for e.g., IRA and a “Keogh” plan), (iii) plan, account or other arrangement that is subject to provisions under any Similar Laws, or (iv) entity whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i), (ii) and (iii), pursuant to ERISA or otherwise (each of the foregoing described in clauses (i), (ii), (iii) and (iv) referred to herein as a “Plan”), must independently determine that our Common Shares are an appropriate investment, taking into account its obligations under ERISA, the Code and applicable Similar Laws.
In contemplating an investment in the Fund, each fiduciary of the Plan who is responsible for making such an investment should carefully consider, taking into account the facts and circumstances of the Plan, whether such investment is consistent with the applicable provisions of ERISA, the Code or any Similar Law relating to a fiduciary’s duties to the Plan including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA, the Code and any other applicable Similar Laws. Furthermore, absent an exemption, the fiduciaries of a Plan should not invest in the Fund with the assets of any Plan if the Advisor or any of its affiliates is a fiduciary with respect to such assets of the Plan.
In contemplating an investment in the Fund, fiduciaries of a Plan that is a Benefit Plan Investor (defined below) subject to Title I of ERISA or Section 4975 of the Code should also carefully consider the definition of the term “plan assets” in ERISA and the Plan Asset Regulations. Under ERISA and the Plan Asset Regulations, when a Benefit Plan Investor invests in an equity interest of an entity that is neither a “publicly-offered security” (within the meaning of the Plan Asset Regulations) nor a security issued by an investment company registered under the 1940 Act, the Benefit Plan Investors’ assets include both the equity interest and an undivided interest in each of the entity’s underlying assets, unless it is established that the entity is an “operating company” or that equity participation in the entity by “benefit plan investors” (“Benefit Plan Investors”) is not “significant” (each within the meaning of the Plan Asset Regulations). The term “Benefit Plan Investor” is defined in the Plan Asset Regulations to include (a) any employee benefit plan (as defined in section 3(3) of ERISA) subject to the provisions of Title I of ERISA, (b) any plan described in section 4975(e)(1) of the Code subject to Section 4975 of the Code, and (c) any entity whose underlying assets include plan assets by reason of such an employee benefit plan’s or plan’s investment in the entity.
Under the Plan Asset Regulations, equity participation in an entity by Benefit Plan Investors is “significant” on any date if, immediately after the most recent acquisition of any equity interest in the entity, 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors. For purposes of this determination, the value of equity interests held by a person (other than a Benefit Plan Investor) who has discretionary authority or control with respect to the assets of the entity or that provides investment advice for a fee (direct or indirect) with respect to such assets (or any affiliate of such a person) is disregarded (each such person, a “Controlling Person”).
If the assets of the Fund were deemed to be “plan assets” under the Plan Asset Regulations, this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Fund, and (ii) the possibility that certain transactions in which the Fund might seek to engage could constitute “prohibited transactions” under ERISA and the Code. If a prohibited transaction occurs for which no exemption is available, the Adviser and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the Covered Plan any profit realized on the transaction and/or (ii) reimburse the Benefit Plan Investor for any losses suffered by the Benefit Plan Investor as a result of the investment. In addition, each disqualified person (within the meaning of Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. Fiduciaries of Benefit Plan Investors who decide to invest in the Fund could, under certain circumstances, be liable for prohibited transactions or other violations as a result of their investment in the Fund or as co-fiduciaries for actions taken by or on behalf of the Fund or the Adviser. With respect to an IRA that invests in the Fund, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiaries, would cause the IRA to lose its tax-exempt status.

Accordingly, for so long as any class of our Common Shares are not considered “publicly-offered securities” within the meaning of the Plan Asset Regulations, the Fund intends to limit Benefit Plan Investor investments in each class of our Common Shares to less than 25%, disregarding equity interests held by Controlling Persons, within the meaning of the Plan Asset Regulations and/or to prohibit “benefit plan investors” from acquiring Common Shares that are not a part of a class of Common Shares which are considered “publicly-offered securities”. In this respect, in order to avoid the possibility that our assets could be treated as “plan assets,” within the meaning of the Plan Asset Regulations, until such time as each class of our Common Shares constitutes “publicly-offered securities” within the meaning of the Plan Asset Regulations we may require any person proposing to acquire Common Shares to furnish such information as may be necessary to determine whether such person is a Benefit Plan Investor or a Controlling Person and (ii) we will have the power to (a) exclude any shareholder or potential shareholder from purchasing Common Shares; (b) prohibit any redemption of Common Shares; and (c) redeem some or all Common Shares held by any holder if, and to the extent that, our Board of Trustees determines that there is a substantial likelihood that such holder’s purchase, ownership or redemption of Common Shares would result in our assets to be characterized as plan assets, for purposes of the fiduciary responsibility or prohibited transaction provisions of ERISA or Section 4975 of the Code, and all Common Shares of the Fund shall be subject to such terms and conditions.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities are held under a custody agreement by U.S. Bank Trust Company, National Association. The address of the custodian is 214 N. Tryon Street, 26th Floor, Charlotte, NC 28202. DST Systems, Inc. serves as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 1055 Broadway, 7th Floor, Kansas City, Missouri 64105.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Trustees, Nuveen Asset Management will be responsible for managing our Liquid Investments pursuant to the NAM Sub-Advisory Agreement and therefore will be primarily responsible for the execution of any publicly-traded securities portfolio transactions and the allocation of brokerage commissions. Nuveen Asset Management does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While Nuveen Asset Management generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, Nuveen Asset Management may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.
EXPERTS
The consolidated financial statements as of December 31, 2023 and December 31, 2022 and for the period ended December 31, 2023 and for the period from February 8, 2022 (inception) to December 31, 2022 included in this Prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
LEGAL MATTERS
Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Richards, Layton & Finger, P.A., Wilmington, Delaware. Eversheds Sutherland (US) LLP, Washington, DC, acts as counsel to the Fund.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we filed with the SEC. This prospectus does not contain all of the information set forth in the registration statement, some of which is contained in exhibits to the registration statement as permitted by the rules and regulations of the SEC. For further information with respect to us and the Common Shares we are offering under this prospectus, we refer you to the registration statement, including the exhibits filed as a part of the registration statement. Statements contained in this prospectus concerning the contents of any contract or any other document are not necessarily complete. If a contract or other document has been filed as an exhibit to the registration statement, please see the copy of the contract or document that has been filed. Each statement in this prospectus relating to a contract or document filed as an exhibit is qualified in all respects by the filed exhibit.
We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information his information is available free of charge by calling us at (212) 478-9200 or on our website at www.nuveen.com/pcap. Information contained on our website is not incorporated into this prospectus and you should not consider such information to be part of this document. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov.

INVESTOR DATA PRIVACY NOTICE
The following information is provided to help investors understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
In order to provide you with individualized service, the Fund collects certain nonpublic personal information about you from information you provide on your subscription agreement or other forms (such as your address and social security number), and information about your account transactions with the Fund (such as purchases of Shares and account balances). The Fund may also collect such information through your account inquiries by mail, email, telephone, or web site.
The Fund does not disclose any nonpublic personal information about you to anyone, except as permitted by law. Specifically, so that the Fund, the Adviser and their affiliates may continue to offer services that best meet your investing needs, the Fund may disclose the information we collect, as described above, to companies that perform administrative or marketing services on behalf of the Fund, such as transfer agents, or printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which they have been hired, and are not permitted to use or share this information for any other purpose.
We will continue to adhere to the privacy policies and practices described in this notice if you no longer hold Shares of the Fund.
The Fund and Churchill maintain internal security procedures to restrict access to your personal and account information to those officers and employees who need to know that information to service your account. The Fund maintains physical, electronic and procedural safeguards to protect your nonpublic personal information.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Page
Consolidated Statements of Assets and Liabilities as of September 30, 2024 (Unaudited) and December 31, 2023	F-2
Consolidated Statements of Operations for the Three and Nine Months Ended September 30, 2024 and 2023 (Unaudited)	F-4
Consolidated Statements of Changes in Net Assets for the Three and Nine Months Ended September 30, 2024 and 2023 (Unaudited)	F-6
Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2024 and 2023 (Unaudited)	F-7
Consolidated Schedule of Investments as of September 30, 2024 (Unaudited) and December 31, 2023	F-9
Notes to Consolidated Financial Statements (Unaudited)	F-38
Report of Independent Registered Public Accounting Firm (PCAOB ID 238)	F-72
Consolidated Statements of Assets and Liabilities as of December 31, 2023 and 2022	F-73
Consolidated Statements of Operations for the Year ended December 31, 2023 and for the period from February 8, 2022 (inception) through December 31, 2022	F-74
Consolidated Statements of Changes in Net Assets for the Year ended December 31, 2023 and for the period from February 8, 2022 (inception) through December 31, 2022	F-76
Consolidated Statements of Cash Flows for the Year ended December 31, 2023 and for the period from February 8, 2022 (inception) through December 31, 2022	F-77
Consolidated Schedules of Investments as of December 31, 2023 and 2022	F-78
Notes to Consolidated Financial Statements	F-97

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
(dollars in thousands, except share and per share data)

	September 30, 2024	December 31, 2023
	(Unaudited)
Assets
Investments
Non-controlled/non-affiliate company investments, at fair value (amortized cost of $1,113,354 and $516,168, respectively)	$1,107,186	$512,036
Cash and cash equivalents	32,083	8,679
Due from affiliate for expense support (See Note 5)	3,291	2,968
Interest receivable	9,999	5,758
Receivable for investments sold	15,913	161
Prepaid expenses	78	41
Other assets	21	—
Total assets	$1,168,571	$529,643

Liabilities
Secured borrowings (net of $3,652 and $749 deferred financing costs, respectively) (See Note 6)	$344,848	$165,001
Management fees payable	702	—
Distributions payable	6,262	3,584
Payable for investments purchased	30,228	338
Interest payable	4,659	630
Due to affiliate for expense support (See Note 5)	3,291	2,968
Payable for share repurchases	383	—
Board of Trustees' fees payable	128	128
Accounts payable and accrued expenses	1,559	2,163
Total liabilities	$392,060	$174,812

Commitments and contingencies (See Note 7)

Net Assets: (See Note 8)
Common shares of beneficial interest, par value $0.01 per share, unlimited shares authorized, 697,754 and 149,838 Class S shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively	$7	$1
Common shares of beneficial interest, par value $0.01 per share, unlimited shares authorized, 760,008 and 107,266 Class D shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively	8	1
Common shares of beneficial interest, par value $0.01 per share, unlimited shares authorized, 29,916,078 and 14,091,386 Class I shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively	299	141
Paid-in-capital in excess of par value	777,099	357,241
Total distributable earnings (loss)	(902)	(2,553)
Total net assets	$776,511	$354,831

Total liabilities and net assets	$1,168,571	$529,643

	September 30, 2024	December 31, 2023
Net Asset Value per Share
Class S Shares:
Net assets	$17,231	$3,699
Net asset value per share	$24.70	$24.69
Class D Shares:
Net assets	$18,805	$2,652
Net asset value per share	$24.74	$24.73
Class I Shares:
Net assets	$740,475	$348,480
Net asset value per share	$24.75	$24.73

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(dollars in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Investment income:
Non-controlled/non-affiliated company investments:
Interest income	$26,796	$11,496	$60,422	$31,671
Payment-in-kind interest income	1,229	573	3,127	1,647
Dividend income	6	17	65	115
Other income	163	100	578	131
Total investment income	28,194	12,186	64,192	33,564

Expenses:
Interest and debt financing expenses	5,867	2,637	10,164	7,711
Professional fees	480	250	799	665
Management fees (Note 5)	1,404	547	3,177	712
Income based incentive fees (Note 5)	2,919	1,219	7,065	1,592
Board of Trustees’ fees	128	128	380	380
Administration fees (See Note 5)	199	124	565	362
Other general and administrative expenses	345	326	1,032	588
Distribution and shareholder servicing fees
Class S	32	—	70	—
Class D	11	—	23	—
Amortization of offering costs	130	187	445	468
Total expenses	11,515	5,418	23,720	12,478
Expense support (See Note 5)	(248)	(212)	(609)	(541)
Management fees waived (Note 5)	(703)	(547)	(2,257)	(712)
Incentive fees waived (Note 5)	(2,919)	(1,219)	(7,065)	(1,592)
Net expenses	7,645	3,440	13,789	9,633
Net investment income (loss)	20,549	8,746	50,403	23,931

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on non-controlled/non-affiliated company investments	297	67	442	685
Net change in unrealized appreciation (depreciation) on non-controlled/non-affiliated company investments	(278)	252	(2,036)	(1,987)
Income tax (provision) benefit	(138)	—	(142)	—
Total net change in unrealized gain (loss)	(416)	252	(2,178)	(1,987)
Total net realized and unrealized gain (loss) on investments	(119)	319	(1,736)	(1,302)

Net increase (decrease) in net assets resulting from operations	$20,430	$9,065	$48,667	$22,629

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Per share data:
Net investment income (loss) per share - Class S common share	$0.61	$—	$1.87	$—
Net investment income (loss) per share - Class D common share	$0.64	$—	$1.97	$—
Net investment income (loss) per share - Class I common share	$0.66	$0.75	$2.03	$2.18
Net increase (decrease) in net assets resulting from operations per share - Class S Common Share	$0.62	$—	$1.80	$—
Net increase (decrease) in net assets resulting from operations per share - Class D Common Share	$0.65	$—	$1.91	$—
Net increase (decrease) in net assets resulting from operations per share - Class I Common Share	$0.66	$0.78	$1.96	$2.06
Weighted average common shares outstanding - Class S common share	609,074	—	445,236	—
Weighted average common shares outstanding - Class D common share	710,613	—	497,604	—
Weighted average common shares outstanding - Class I common share	29,446,634	11,758,707	23,884,238	10,985,133

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
(dollars in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$20,549	$8,746	$50,403	$23,931
Net realized gain (loss) on investments	297	67	442	685
Net change in unrealized appreciation (depreciation) on investments	(416)	252	(2,178)	(1,987)
Net increase (decrease) in net assets resulting from operations	20,430	9,065	48,667	22,629
Shareholder Distributions:
Class S	(335)	—	(773)	—
Class D	(416)	—	(910)	—
Class I	(17,667)	(9,283)	(45,333)	(23,588)
Net increase (decrease) in net assets resulting from shareholder distributions	(18,418)	(9,283)	(47,016)	(23,588)
Capital share transactions:
Class S:
Issuance of common shares, net	4,815	—	13,345	—
Reinvestment of shareholder distributions	119	—	261	—
Share transfer between classes	—	—	(101)	—
Net increase (decrease) in net assets resulting from capital share transactions - Class S	4,934	—	13,505	—
Class D:
Issuance of common shares, net	4,363	—	15,597	—
Reinvestment of shareholder distributions	247	—	518	—
Net increase (decrease) in net assets resulting from capital share transactions - Class D	4,610	—	16,115	—
Class I:
Issuance of common shares, net	30,620	34,970	378,684	42,690
Reinvestment of shareholder distributions	6,940	106	12,604	106
Share transfer between classes	—	—	101	—
Repurchased shares, net of early repurchase deduction	(383)	—	(980)	—
Net increase (decrease) in net assets resulting from capital share transactions - Class I	37,177	35,076	390,409	42,796
Total increase (decrease) in net assets	$48,733	$34,858	$421,680	$41,837
Net assets, beginning of period	$727,778	$267,280	$354,831	$260,301
Net assets, end of period	$776,511	$302,138	$776,511	$302,138

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(dollars in thousands, except share and per share data)

	Nine Months Ended September 30,
	2024	2023
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$48,667	$22,629

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities
Purchase of investments	(733,972)	(120,285)
Proceeds from principal repayments and sales of investments	141,225	24,852
Payment-in-kind interest	(3,127)	(1,647)
Amortization of premium/accretion of discount, net	(870)	(607)
Net realized (gain) loss on investments	(442)	(685)
Net change in unrealized (appreciation) depreciation on investments	2,036	1,987
Amortization of deferred financing costs	407	122
Changes in operating assets and liabilities:
Due from affiliate for expense support	(323)	(638)
Receivable for investments sold	(15,752)	(815)
Interest receivable	(4,241)	(1,186)
Other assets	(21)	—
Prepaid expenses	(37)	(42)
Payable for investments purchased	29,890	29,747
Interest payable	4,029	(87)
Management fee payable	702	—
Due to affiliate for expense support	323	638
Accounts payable and accrued expenses	(416)	538
Due to transfer agent	—	1,145
Net cash provided by (used in) operating activities	(531,922)	(44,334)

Cash flows from financing activities:
Proceeds from issuance of common shares	407,626	42,690
Repurchased shares, net of early repurchase deduction	(597)	—
Proceeds from secured borrowings	702,600	54,250
Repayments of secured borrowings	(519,850)	(88,500)
Distributions paid	(30,955)	(23,521)
Payments of deferred financing costs	(3,498)	(26)
Net cash provided by (used in) financing activities	555,326	(15,107)

Net increase (decrease) in cash and cash equivalents	23,404	(59,441)
Cash and cash equivalents, beginning of period	8,679	65,785
Cash and cash equivalents, end of period	$32,083	$6,344

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$5,728	$7,676
Cash paid during the period for excise taxes	$33	$2
Supplemental disclosure of non-cash flow financing activities:
Reinvestment of shareholder distributions	$13,383	$106
Payable for share repurchases	$383	$—

The following tables provide a reconciliation of cash and cash equivalents reported on the consolidated statements of assets and liabilities to comparable amounts on the consolidated statements of cash flows (dollars in thousands):

	September 30, 2024	September 30, 2023
Cash	$5,545	$927
Cash Equivalents	26,538	5,417
Total Cash and Cash Equivalents Shown on the Consolidated Statements of Cash Flows	$32,083	$6,344

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)
September 30, 2024
(dollar amounts in thousands)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value	% of Net Assets (5)

Investments
Debt Investments
Aerospace & Defense
BTX Precision	(4) (14)	First Lien Term Loan	S + 5.00%	9.85%	7/25/2030	$1,389	$1,371	$1,372	0.18%
BTX Precision (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.00%	9.85%	7/25/2030	476	(2)	(6)	—%
BTX Precision (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.00%	9.85%	7/25/2030	317	—	(4)	—%
Precision Aviation Group	(4) (6) (14)	First Lien Term Loan	S + 5.25%	9.85%	12/21/2029	7,463	7,327	7,388	0.95%
Precision Aviation Group (Delayed Draw)	(4)	First Lien Term Loan	S + 5.25%	9.97%	12/21/2029	2,474	2,452	2,449	0.32%
Signature Aviation (AKA Brown Group Holding LLC)	(12)	First Lien Term Loan	S + 2.75%	8.00%	7/1/2031	1,122	1,120	1,121	0.14%
Turbine Engine Specialists	(4)	Subordinated Debt	S + 9.50%	14.25%	3/1/2029	1,958	1,915	1,955	0.25%
Total Aerospace & Defense							14,183	14,275	1.84%

Automotive
Adient Global Holdings	(12) (13)	First Lien Term Loan	S + 2.75%	7.60%	1/31/2031	2,488	2,504	2,493	0.32%
Belron Finance US LLC	(12)	First Lien Term Loan	S + 2.00%	7.32%	4/13/2028	865	867	865	0.11%
Driven Holdings LLC	(12) (13)	First Lien Term Loan	S + 3.00%	7.96%	12/17/2028	2,899	2,897	2,890	0.37%
Mitchell International Inc.	(12)	First Lien Term Loan	S + 3.25%	8.10%	6/17/2031	5,480	5,453	5,406	0.70%
Randy's Worldwide Automotive	(4) (7) (14)	First Lien Term Loan	S + 6.25%	11.54%	11/1/2028	3,927	3,867	3,882	0.50%
Randy's Worldwide Automotive (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S + 6.25%	11.51%	11/1/2028	1,331	395	380	0.05%
Total Automotive							15,983	15,916	2.05%

Banking, Finance, Insurance, Real Estate
Alliant Holdings Intermediate, LLC	(12)	First Lien Term Loan	S + 3.25%	7.96%	9/19/2031	4,082	4,096	4,064	0.52%
Ascend	(4) (6)	First Lien Term Loan	S + 4.50%	9.35%	8/11/2031	7,358	7,285	7,288	0.94%
Ascend (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 4.50%	9.35%	8/11/2031	12,642	(62)	(120)	(0.02)%
Asurion, LLC (fka Asurion Corporation)	(12)	First Lien Term Loan	S + 3.25%	8.21%	12/23/2026	1,648	1,644	1,648	0.21%
Broadstreet Partners, Inc.	(12)	First Lien Term Loan	S + 3.25%	8.10%	6/13/2031	2,993	3,008	2,984	0.38%
Hub International Holdings, Inc	(12)	First Lien Term Loan	S + 3.00%	8.26%	6/20/2030	2,239	2,248	2,238	0.29%
Patriot Growth (Delayed Draw)	(4) (6) (7) (14)	First Lien Term Loan	S + 5.00%	9.75%	10/16/2028	5,932	5,890	5,866	0.76%
Ryan Specialty Group, LLC	(12) (13)	First Lien Term Loan	S + 1.50%	7.10%	9/15/2031	4,445	4,467	4,451	0.57%
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.)	(12)	First Lien Term Loan	S + 3.00%	8.25%	7/31/2031	2,250	2,244	2,248	0.29%
Truist Insurance Holdings LLC	(12)	First Lien Term Loan	S + 3.25%	7.85%	5/6/2031	3,250	3,262	3,250	0.42%
Vensure	(4) (6) (7) (14)	First Lien Term Loan	S + 5.00%	9.64%	9/27/2031	12,462	12,337	12,343	1.59%
Vensure (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 5.00%	9.64%	9/27/2031	3,538	(18)	(34)	—%
Total Banking, Finance, Insurance, Real Estate							46,401	46,226	5.95%

Beverage, Food & Tobacco

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)
September 30, 2024
(dollar amounts in thousands)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value	% of Net Assets (5)

AmerCareRoyal	(4) (6) (14)	First Lien Term Loan	S + 5.00%	9.85%	9/10/2030	14,400	14,258	14,259	1.83%
AmerCareRoyal (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.00%	9.85%	9/10/2030	3,307	—	(32)	—%
AmerCareRoyal (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.00%	9.85%	9/10/2030	2,293	(11)	(23)	—%
Cold Spring Brewing Company	(4) (6) (14)	First Lien Term Loan	S + 4.75%	9.60%	12/19/2025	5,556	5,556	5,556	0.72%
Commercial Bakeries	(4) (10) (13) (14)	First Lien Term Loan	S + 5.50%	10.10%	9/25/2029	4,204	4,132	4,151	0.53%
Commercial Bakeries	(4) (6) (10) (13) (14)	First Lien Term Loan	S + 5.50%	10.60%	9/25/2029	1,794	1,780	1,771	0.23%
Dessert Holdings	(6) (12) (13)	First Lien Term Loan	S + 4.00%	8.96%	6/9/2028	4,901	4,780	4,651	0.60%
Fortune International LLC	(4) (6) (14)	First Lien Term Loan	S + 4.75%	9.71%	1/17/2026	6,820	6,795	6,820	0.88%
Fresh Edge	(4) (6)	Subordinated Debt	S + 4.50%	9.92% (Cash) 5.13% (PIK)	4/3/2029	3,071	3,012	3,008	0.39%
Nonni's Foods, LLC	(4) (6) (14)	First Lien Term Loan	S + 5.75%	11.05%	6/1/2026	6,836	6,836	6,836	0.87%
Refresco (Pegasus Bidco BV)	(10) (12) (13)	First Lien Term Loan	S + 3.75%	8.87%	7/12/2029	2,762	2,773	2,769	0.36%
Spice World	(4)	Subordinated Debt	N/A	10.50% (Cash) 1.00% (PIK)	7/3/2028	10,257	10,257	10,067	1.29%
Sugar Foods	(4) (7) (14)	First Lien Term Loan	S + 5.25%	10.37%	10/2/2030	4,200	4,114	4,200	0.54%
Sugar Foods (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 5.25%	10.37%	10/2/2030	4,348	(21)	—	—%
Sugar Foods (Delayed Draw)	(4) (6) (7) (14)	First Lien Term Loan	S + 5.25%	10.36%	10/2/2030	1,167	1,155	1,167	0.15%
Summit Hill Foods	(4) (14)	First Lien Term Loan	S + 5.75%	10.81%	11/29/2029	2,631	2,595	2,621	0.34%
Sunny Sky Products	(4) (14)	First Lien Term Loan	S + 4.75%	9.35%	12/23/2028	1,843	1,827	1,826	0.24%
Sunny Sky Products (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 4.75%	9.35%	12/23/2028	464	—	(4)	—%
Tech24	(4) (14)	First Lien Term Loan	S + 5.75%	10.35%	9/18/2029	3,323	3,272	3,271	0.42%
Tech24 (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.75%	10.64%	9/18/2029	1,214	552	537	0.07%
Total Beverage, Food & Tobacco							73,662	73,451	9.46%

Capital Equipment
Clean Solutions Buyer	(4) (6)	First Lien Term Loan	S + 4.50%	9.35%	9/9/2030	8,757	8,671	8,671	1.12%
EFC International	(4)	Subordinated Debt	N/A	11.00% (Cash) 2.50% (PIK)	5/1/2028	2,498	2,443	2,496	0.32%
E-Technologies / Superior	(4) (6) (14)	First Lien Term Loan	S + 5.50%	10.35%	4/9/2030	6,448	6,386	6,318	0.81%
Firstcall Mechanical Group	(4) (6) (14)	First Lien Term Loan	S + 4.75%	9.35%	6/27/2030	9,975	9,878	9,876	1.27%
Firstcall Mechanical Group (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 4.75%	9.61%	6/27/2030	20,000	(24)	(198)	(0.03)%
Hayward Industries, Inc.	(12) (13)	First Lien Term Loan	S + 2.75%	7.46%	5/30/2028	4,222	4,232	4,222	0.54%
Hyperion	(12) (14)	First Lien Term Loan	S + 4.50%	9.46%	8/30/2028	2,328	2,326	2,171	0.28%
Johnson Controls Inc (aka Power Solutions)	(12) (13)	First Lien Term Loan	S + 2.50%	7.35%	5/6/2030	998	998	999	0.13%
Johnstone Supply	(12)	First Lien Term Loan	S + 3.00%	8.17%	6/9/2031	1,475	1,480	1,473	0.19%
Madison Safety & Flow LLC	(12)	First Lien Term Loan	S + 3.25%	8.36%	9/19/2031	540	539	541	0.07%
Motion & Control Enterprises	(4) (6) (14)	First Lien Term Loan	S + 6.00%	11.02%	6/1/2028	1,584	1,568	1,579	0.20%
Motion & Control Enterprises	(4) (6)	First Lien Term Loan	S + 6.00%	11.02%	6/1/2028	1,691	1,676	1,686	0.22%
Motion & Control Enterprises (Delayed Draw)	(4) (14)	First Lien Term Loan	S + 6.00%	11.02%	6/1/2028	4,361	4,356	4,347	0..56%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)
September 30, 2024
(dollar amounts in thousands)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value	% of Net Assets (5)

Motion & Control Enterprises (Delayed Draw)	(4)	First Lien Term Loan	S + 6.00%	11.02%	6/1/2028	12,266	12,266	12,227	1.57%
Ovation Holdings	(4) (14)	First Lien Term Loan	S + 5.00%	10.40%	2/5/2029	2,951	2,900	2,948	0.38%
Ovation Holdings (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.00%	10.40%	2/5/2029	698	565	571	0.07%
Rhino Tool House	(4) (14)	First Lien Term Loan	S + 5.25%	10.43%	4/4/2029	3,312	3,268	3,287	0.42%
Rhino Tool House (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.25%	10.61%	4/4/2029	621	607	605	0.08%
Service Logic	(4) (6) (7)	First Lien Term Loan	S + 3.50%	8.31%	10/29/2027	1,995	1,995	1,995	0.26%
Vessco	(4) (6) (7) (14)	First Lien Term Loan	S + 5.25%	10.22%	7/24/2031	13,706	13,570	13,577	1.76%
Vessco	(4) (7) (11)	Revolving Loan	S + 5.25%	10.39%	7/24/2031	1,726	(17)	(16)	—%
Vessco (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 5.25%	9.54%	7/24/2031	4,569	648	627	0.08%
Total Capital Equipment							80,331	80,002	10.30%

Chemicals, Plastics, & Rubber
Akzo Nobel Speciality (aka Starfruit US Holdco LLC)	(12)	First Lien Term Loan	S + 3.50%	8.63%	4/3/2028	3,828	3,850	3,839	0.50%
Anchor Packaging	(12)	First Lien Term Loan	S + 3.75%	8.60%	7/20/2029	3,741	3,743	3,759	0.48%
Austin Powder (A-AP Buyer Inc)	(12)	First Lien Term Loan	S + 3.25%	7.85%	9/9/2031	500	499	503	0.06%
Chroma Color	(4) (14)	First Lien Term Loan	S + 6.00%	11.28%	4/23/2029	1,731	1,703	1,718	0.22%
Chroma Color (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 6.00%	11.28%	4/23/2029	381	(3)	(3)	—%
Ineos US Finance LLC	(10) (12) (13)	First Lien Term Loan	S + 3.75%	8.60%	2/7/2031	2,030	2,025	2,035	0.26%
Ineos US Finance LLC	(10) (12) (13)	First Lien Term Loan	S + 3.25%	8.10%	2/18/2030	2,220	2,231	2,222	0.30%
INEOS US Petrochem LLC	(12)	First Lien Term Loan	S + 4.25%	9.20%	4/2/2029	869	869	871	0.11%
Spartech	(6) (7) (12)	First Lien Term Loan	S + 4.75%	10.05%	5/6/2028	3,899	3,899	3,049	0.39%
Tronox Limited	(12) (13)	First Lien Term Loan	S + 2.50%	7.35%	4/4/2029	3,345	3,355	3,352	0.43%
Univar Solutions USA Inc.	(12)	First Lien Term Loan	S + 3.50%	8.46%	8/1/2030	1,891	1,902	1,903	0.25%
USALCO	(12)	First Lien Term Loan	S + 4.00%	8.85%	9/17/2031	1,269	1,263	1,276	0.16%
USALCO	(12)	First Lien Term Loan	S + 4.00%	8.85%	9/17/2031	131	131	131	0.02%
Total Chemicals, Plastics, & Rubber							25,467	24,655	3.18%

Construction & Building
APi Group DE Inc.	(12) (13)	First Lien Term Loan	S + 2.00%	6.85%	1/3/2029	1,750	1,749	1,751	0.23%
Gannett Fleming	(4) (6) (7)	First Lien Term Loan	S + 4.50%	9.67%	8/5/2030	17,869	17,605	17,606	2.27%
Gannett Fleming	(4) (7) (11)	Revolving Loan	S + 4.50%	9.67%	8/5/2030	2,131	(31)	(31)	—%
Gulfside Supply	(12)	First Lien Term Loan	S + 3.00%	8.29%	6/17/2031	1,146	1,144	1,147	0.15%
Heartland Paving Partners	(4) (6) (14)	First Lien Term Loan	S + 5.00%	9.60%	8/9/2030	8,571	8,486	8,490	1.08%
Heartland Paving Partners (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.00%	9.60%	8/9/2030	5,714	(14)	(54)	(0.01)%
Heartland Paving Partners (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.00%	9.60%	8/9/2030	5,714	(14)	(54)	(0.01)%
Hyphen Solutions, LLC	(4) (6) (7)	First Lien Term Loan	S + 5.50%	10.45%	10/27/2026	6,825	6,796	6,825	0.88%
ICE USA Infrastructure LLC	(4) (6) (14)	First Lien Term Loan	S + 5.25%	9.85%	3/15/2030	5,823	5,768	5,767	0.74%
ICE USA Infrastructure LLC	(4) (6)	First Lien Term Loan	S + 5.25%	9.85%	3/15/2030	1,622	1,606	1,606	0.21%
MEI Buyer LLC	(4) (14)	First Lien Term Loan	S + 5.00%	9.85%	6/29/2029	3,134	3,080	3,135	0.40%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)
September 30, 2024
(dollar amounts in thousands)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value	% of Net Assets (5)

MEI Buyer LLC (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.00%	9.85%	6/29/2029	501	(2)	—	—%
Quikrete Holdings, Inc.	(12)	First Lien Term Loan	S + 2.25%	7.10%	3/19/2029	1,485	1,487	1,487	0.19%
SPI	(4) (6) (7) (14)	First Lien Term Loan	S + 4.75%	9.70%	12/21/2027	6,825	6,760	6,825	0.88%
Tencate	(6) (7) (12) (14)	First Lien Term Loan	S + 3.25%	7.85%	2/21/2031	7,578	7,550	7,579	0.97%
Thyssenkrupp Elevator (Vertical US Newco Inc)	(12) (13)	First Lien Term Loan	S + 3.50%	8.59%	4/30/2030	3,980	4,005	3,992	0.51%
Vertex Service Partners	(4) (14)	First Lien Term Loan	S + 5.75%	10.81%	11/8/2030	1,224	1,207	1,207	0.16%
Vertex Service Partners (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.62%	10.88%	11/8/2030	2,359	2,336	2,308	0.30%
WSB / EST	(4) (14)	First Lien Term Loan	S + 6.00%	11.06%	8/31/2029	1,627	1,606	1,605	0.21%
WSB / EST (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 6.00%	11.25%	8/31/2029	1,090	754	747	0.10%
Total Construction & Building							71,878	71,938	9.26%

Consumer Goods: Durable
Callaway Golf Company	(12) (13)	First Lien Term Loan	S + 3.00%	7.85%	3/15/2030	1,407	1,408	1,389	0.18%
Culligan (AKA Osmosis Debt Merger Sub Inc)	(12)	First Lien Term Loan	S + 3.50%	8.70%	7/31/2028	2,992	3,010	2,992	0.39%
MITER Brands (MIWD Holdco II LLC)	(12)	First Lien Term Loan	S + 3.00%	8.35%	3/28/2031	3,491	3,513	3,501	0.45%
NMC Skincare Intermediate Holdings II, LLC	(4) (6) (7)	First Lien Term Loan	S + 5.00%	10.26% (Cash) 1.00% (PIK)	11/2/2026	6,627	6,625	6,341	0.81%
SmartSign	(4) (14)	First Lien Term Loan	S + 5.50%	10.55%	9/7/2028	2,009	1,995	2,009	0.26%
SmartSign	(4) (14)	First Lien Term Loan	S + 5.75%	10.78%	9/7/2028	1,520	1,495	1,520	0.20%
SRAM LLC	(12)	First Lien Term Loan	S + 2.75%	7.71%	5/18/2028	3,645	3,655	3,649	0.47%
Total Consumer Goods: Durable							21,701	21,401	2.76%

Consumer Goods: Non-Durable
Accupac Inc	(4) (6) (7)	First Lien Term Loan	S + 6.00%	10.90%	1/16/2026	6,821	6,812	6,746	0.87%
Elevation Labs	(4) (6)	First Lien Term Loan	S + 5.25%	10.60%	6/30/2028	1,292	1,283	1,290	0.17%
Elevation Labs (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.25%	10.45%	6/30/2028	598	177	178	0.02%
Image International Intermediate Holdco II, LLC	(4) (6) (7)	First Lien Term Loan	S + 5.50%	10.96%	7/10/2025	6,948	6,922	6,837	0.88%
Market Performance Group	(4) (14)	First Lien Term Loan	S + 5.25%	9.85%	1/8/2030	3,693	3,659	3,730	0.48%
Market Performance Group (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.25%	10.51%	1/8/2030	907	362	371	0.05%
Perrigo Investments	(10) (12) (13)	First Lien Term Loan	S + 2.25%	7.20%	4/20/2029	1,420	1,420	1,421	0.18%
PIP	(4) (6) (14)	First Lien Term Loan	S + 4.00%	8.96%	12/29/2027	6,267	6,251	6,253	0.81%
Revision Skincare	(4)	Subordinated Debt	N/A	10.00% (Cash) 1.00% (PIK)	12/1/2028	10,253	10,108	10,253	1.32%
Ultima	(4)	Subordinated Debt	N/A	11.00% (Cash) 1.50% (PIK)	3/12/2029	1,341	1,322	1,341	0.17%
Total Consumer Goods: Non-Durable							38,316	38,420	4.95%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)
September 30, 2024
(dollar amounts in thousands)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value	% of Net Assets (5)

Containers, Packaging & Glass
Novolex (Clydesdale Acquisition Holdings Inc)	(12)	First Lien Term Loan	S + 3.25%	8.02%	4/13/2029	1,656	1,667	1,649	0.21%
Oliver Inc	(4)	Subordinated Debt	N/A	12.50%	1/6/2029	245	241	243	0.03%
Oliver Inc	(4)	Subordinated Debt	N/A	11.00%	1/6/2029	1,326	1,308	1,246	0.16%
Online Labels Group	(4) (14)	First Lien Term Loan	S + 5.25%	9.85%	12/19/2029	972	963	972	0.13%
Online Labels Group (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.25%	9.85%	12/19/2029	119	—	—	—%
Online Labels Group (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.25%	9.85%	12/19/2029	119	—	—	—%
Pacur	(4) (6)	Subordinated Debt	N/A	10.00% (Cash) 1.50% (PIK)	9/2/2026	8,310	8,310	8,310	1.07%
Proampac	(7) (12) (14)	First Lien Term Loan	S + 4.00%	9.23%	9/15/2028	3,970	3,970	3,981	0.51%
Total Containers, Packaging & Glass							16,459	16,401	2.11%

Energy: Electricity
Covanta Energy Corp	(12)	First Lien Term Loan	S + 2.50%	7.35%	11/30/2028	689	687	690	0.09%
Covanta Energy Corp	(12)	First Lien Term Loan	S + 2.50%	7.59%	11/30/2028	53	53	53	0.01%
Insulation Technology Group	(4) (6) (10) (13) (14)	First Lien Term Loan	S + 5.50%	10.35%	6/25/2030	19,808	19,615	19,618	2.52%
Insulation Technology Group (Delayed Draw)	(4) (10) (11) (13)	First Lien Term Loan	S + 5.50%	10.35%	6/25/2030	5,226	—	(50)	(0.01)%
National Power	(4) (14)	First Lien Term Loan	S + 5.75%	10.60%	10/22/2029	1,474	1,455	1,468	0.19%
National Power (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.75%	10.60%	10/22/2029	799	(2)	(3)	—%
Total Energy: Electricity							21,808	21,776	2.80%

Energy: Oil & Gas
Abrasive Products and Equipment (AP&E)	(4)	Subordinated Debt	N/A	15.00% (PIK)	9/2/2026	11,061	10,738	9,672	1.25%
Total Energy: Oil & Gas							10,738	9,672	1.25%

Environmental Industries
101 Inc	(4) (6)	First Lien Term Loan	S + 5.25%	10.60%	8/31/2028	810	804	741	0.10%
Contract Land Staff	(4) (6) (14)	First Lien Term Loan	S + 4.75%	9.35%	3/27/2030	6,652	6,588	6,588	0.85%
Contract Land Staff (Delayed Draw)	(4)	First Lien Term Loan	S + 4.75%	9.86%	3/27/2030	2,674	2,668	2,648	0.34%
Contract Land Staff (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.00%	10.28%	3/27/2030	4,418	(11)	(42)	(0.01)%
GFL Environmental (Betty Merger)	(10) (12) (13)	First Lien Term Loan	S + 2.00%	7.32%	7/3/2031	3,385	3,376	3,386	0.44%
Impact Environmental Group	(4) (14)	First Lien Term Loan	S + 5.00%	9.70%	3/23/2029	2,060	2,026	2,060	0.27%
Impact Environmental Group	(4) (14)	First Lien Term Loan	S + 5.00%	9.70%	3/23/2029	422	415	422	0.05%
Impact Environmental Group (Delayed Draw)	(4) (14)	First Lien Term Loan	S + 5.00%	9.70%	3/23/2029	962	958	962	0.12%
Impact Environmental Group (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.00%	9.71%	3/23/2029	1,710	784	791	0.10%
Leo Facilities	(4) (6) (14)	First Lien Term Loan	S + 5.50%	9.75%	7/3/2029	2,347	2,324	2,316	0.30%
Leo Facilities	(4) (14)	First Lien Term Loan	S + 5.50%	10.76%	7/3/2029	3,394	3,361	3,350	0.43%
Leo Facilities (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.50%	10.76%	7/3/2029	19,812	—	(260)	(0.03)%
Leo Facilities (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.50%	10.48%	7/3/2029	2,567	1,893	1,864	0.24%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)
September 30, 2024
(dollar amounts in thousands)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value	% of Net Assets (5)

North Haven Stack Buyer, LLC	(4) (6) (7) (14)	First Lien Term Loan	S + 5.25%	10.50%	7/16/2027	6,824	6,806	6,862	0.88%
North Haven Stack Buyer, LLC (Delayed Draw)	(4) (7)	First Lien Term Loan	S + 5.00%	9.59%	7/16/2027	605	605	605	0.08%
North Haven Stack Buyer, LLC (Delayed Draw)	(4) (7)	First Lien Term Loan	S + 5.00%	9.67%	7/16/2027	458	458	458	0.06%
North Haven Stack Buyer, LLC (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 5.00%	9.64%	7/16/2027	2,632	81	104	0.01%
SI Solutions	(4) (6) (14)	First Lien Term Loan	S + 4.75%	9.60%	8/15/2030	10,520	10,416	10,419	1.35%
SI Solutions (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 4.75%	9.60%	8/15/2030	4,951	(12)	(47)	(0.01)%
Total Environmental Industries							43,540	43,227	5.57%

Forest Products & Paper
Kodiak	(12)	First Lien Term Loan	S + 3.75%	8.60%	3/12/2028	682	681	684	0.09%
Total Forest Products & Paper							681	684	0.09%

Healthcare & Pharmaceuticals
Action Behavior Centers	(4) (6) (14)	First Lien Term Loan	S + 5.25%	10.57%	7/2/2031	13,853	13,716	13,726	1.77%
Action Behavior Centers (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.25%	10.57%	7/2/2031	2,519	(6)	(23)	—%
Coding Solutions Acquisition Inc.	(4) (6) (7) (14)	First Lien Term Loan	S + 5.00%	9.25%	8/7/2031	10,602	10,529	10,501	1.35%
Coding Solutions Acquisition Inc.	(4) (7) (11)	Revolving Loan	S + 5.00%	10.01%	8/7/2031	1,101	265	265	0.03%
Coding Solutions Acquisition Inc. (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 5.00%	10.01%	8/7/2031	1,914	(5)	(18)	—%
EyeSouth	(4) (14)	First Lien Term Loan	S + 5.50%	10.45%	10/5/2029	2,225	2,187	2,183	0.28%
EyeSouth (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.50%	10.46%	10/5/2029	729	464	450	0.06%
Health Management Associates	(4) (14)	First Lien Term Loan	S + 6.25%	11.37%	3/30/2029	3,347	3,292	3,338	0.43%
Health Management Associates (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 6.25%	11.22%	3/30/2029	606	289	299	0.04%
Heartland Veterinary Partners	(4)	Subordinated Debt	N/A	7.50% (Cash) 7.00% (PIK)	12/10/2027	1,036	1,024	1,027	0.13%
Heartland Veterinary Partners (Delayed Draw)	(4) (11)	Subordinated Debt	N/A	14.50%	12/10/2027	5,000	1,945	1,904	0.24%
Heartland Veterinary Partners (Delayed Draw)	(4)	Subordinated Debt	N/A	7.50% (Cash) 7.00% (PIK)	12/10/2027	5,179	5,179	5,137	0.66%
Jazz Pharmaceuticals (AKA FINANCING LUX SARL)	(10) (12) (13)	First Lien Term Loan	S + 2.25%	7.10%	5/5/2028	3,843	3,867	3,844	0.50%
Medline (AKA Mozart Borrower LP)	(12)	First Lien Term Loan	S + 2.75%	7.60%	10/23/2028	2,758	2,761	2,762	0.35%
Organon & Co	(12) (13)	First Lien Term Loan	S + 2.50%	7.46%	5/19/2031	1,418	1,415	1,418	0.18%
Parexel (AKA Phoenix Newco Inc)	(12)	First Lien Term Loan	S + 3.00%	7.85%	11/15/2028	—	(1)	—	—%
Select Medical Corporation	(12) (13)	First Lien Term Loan	S + 3.00%	7.85%	3/6/2027	824	828	828	0.11%
Southern Veterinary Partners	(7) (12) (14)	First Lien Term Loan	S + 3.75%	8.00%	10/5/2027	4,207	4,203	4,220	0.54%
SSJA Bariatric Management LLC	(4) (6)	First Lien Term Loan	S + 5.25%	10.00%	4/30/2025	7,455	7,455	3,556	0.46%
Surgery Center Holdings Inc	(12)	First Lien Term Loan	S + 2.75%	7.67%	12/19/2030	—	(1)	—	—%
Team Services Group	(12) (14)	First Lien Term Loan	S + 5.00%	10.51%	12/20/2027	3,307	3,292	3,277	0.42%
Thorne HealthTech	(4) (14)	First Lien Term Loan	S + 5.50%	10.35%	10/16/2030	2,767	2,742	2,773	0.36%
TIDI Products	(4) (7) (14)	First Lien Term Loan	S + 5.50%	10.35%	12/19/2029	4,531	4,491	4,544	0.59%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)
September 30, 2024
(dollar amounts in thousands)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value		% of Net Assets (5)

TIDI Products (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 5.50%	10.35%	12/19/2029	1,201	—	3		—%
VMG Health	(4) (6) (14)	First Lien Term Loan	S + 5.00%	9.60%	4/16/2030	14,082	13,947	13,945		1.79%
W2O Holdings, Inc. (Delayed Draw)	(4) (6) (14)	First Lien Term Loan	S + 4.75%	10.01%	6/12/2028	6,823	6,823	6,758		0.87%
Wellspring	(4) (14)	First Lien Term Loan	S + 5.00%	9.70%	8/22/2028	6,479	6,438	6,416		0.83%
Wellspring	(4) (14)	First Lien Term Loan	S + 5.00%	10.36%	8/22/2028	4,023	3,966	3,984		0.51%
Wellspring (Delayed Draw)	(4)	First Lien Term Loan	S + 5.00%	9.70%	8/22/2028	1,871	1,861	1,853		0.24%
Young Innovations	(4) (6) (7) (14)	First Lien Term Loan	S + 5.75%	10.87%	12/3/2029	6,816	6,756	6,753		0.87%
Young Innovations (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 5.75%	10.87%	12/3/2029	1,431	—	(13)		—%
Total Healthcare & Pharmaceuticals							109,722	105,710	0	13.61%

High Tech Industries
Ahead Data Blue LLC	(6)(12) (14)	First Lien Term Loan	S + 3.50%	8.10%	2/1/2031	5,477	5,452	5,492		0.71%
AppLovin Corp.	(12) (13)	First Lien Term Loan	S + 2.50%	7.35%	8/16/2030	3,895	3,909	3,897		0.50%
AssetMark Financial Holdings (GTCR Everest Borrower LLC)	(12)	First Lien Term Loan	S + 3.00%	8.12%	9/5/2031	—	—	—		—%
BMC Software, Inc.	(12)	First Lien Term Loan	S + 3.75%	9.01%	7/30/2031	5,000	4,988	4,996		0.64%
Diligent Corporation	(4) (6) (7)	First Lien Term Loan	S + 5.00%	10.09%	8/2/2030	2,553	2,541	2,553		0.33%
Diligent Corporation	(4) (6) (7) (14)	First Lien Term Loan	S + 5.00%	10.09%	8/2/2030	14,894	14,820	14,895		1.92%
Diligent Corporation (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S + 5.00%	10.09%	8/2/2030	2,553	(12)	—		—%
Dragon - NCR Voyix	(4) (6)	First Lien Term Loan	S + 3.25%	7.85%	9/30/2031	7,000	6,965	6,965		0.90%
Ensono, LP.	(6) (12) (14)	First Lien Term Loan	S + 4.00%	8.96%	5/26/2028	10,905	10,852	10,902		1.40%
Evergreen Services Group II	(4) (7) (14)	First Lien Term Loan	S + 5.75%	10.35%	10/4/2030	3,298	3,253	3,341		0.43%
Evergreen Services Group II (Delayed Draw)	(4) (6) (7) (14)	First Lien Term Loan	S + 5.75%	10.35%	10/4/2030	2,666	2,661	2,701		0.34%
II-VI INCORPORATED	(12) (13)	First Lien Term Loan	S + 2.50%	7.35%	7/2/2029	2,302	2,312	2,306		0.29%
Infobase	(4) (14)	First Lien Term Loan	S + 5.50%	11.01%	6/14/2028	725	720	725		0.09%
Informatica LLC	(12) (13)	First Lien Term Loan	S + 2.25%	7.10%	10/27/2028	4,467	4,487	4,468		0.58%
Instructure	(4) (6) (7)	First Lien Term Loan	S + 3.00%	8.07%	9/11/2031	2,000	1,990	1,990		0.26%
INSTRUCTURE HOLDINGS INC	(12)	First Lien Term Loan	S + 2.75%	8.07%	10/30/2028	—	(1)	—		—%
ITSavvy	(4) (14)	First Lien Term Loan	S + 5.25%	10.20%	8/8/2028	1,762	1,750	1,762		0.23%
MKS INSTRUMENTS INC	(12) (13)	First Lien Term Loan	S + 2.25%	7.17%	8/17/2029	3,420	3,438	3,425		0.44%
Options IT	(4) (6) (7)	First Lien Term Loan	S + 4.75%	9.35%	9/30/2031	9,241	9,149	9,149		1.18%
Options IT	(4) (7) (11)	Revolving Loan	S + 4.75%	9.35%	3/31/2031	1,062	149	149		0.02%
Options IT (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 4.75%	9.35%	9/30/2031	3,187	(8)	(32)		—%
Quickbase	(4) (6) (14)	First Lien Term Loan	S + 4.00%	8.85%	10/2/2028	5,586	5,564	5,560		0.72%
Red Ventures, LLC (New Imagitas, Inc.)	(12)	First Lien Term Loan	S + 3.00%	7.85%	3/3/2030	1,361	1,359	1,349		0.17%
Specialist Resources Global Inc	(4) (6)	First Lien Term Loan	S + 5.00%	9.85%	9/23/2027	1,328	1,316	1,328		0.17%
Specialist Resources Global Inc (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.00%	9.85%	9/23/2027	11,790	(25)	—		—%
Specialist Resources Global Inc (Delayed Draw)	(4) (6) (14)	First Lien Term Loan	S + 5.00%	9.85%	9/23/2027	6,823	6,823	6,823		0.88%
UPC/Sunrise (UPC Financing Partnership)	(12)	First Lien Term Loan	S + 2.93%	8.14%	1/31/2029	3,000	2,988	2,989		0.38%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)
September 30, 2024
(dollar amounts in thousands)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value	% of Net Assets (5)

Velosio	(4) (6) (7) (14)	First Lien Term Loan	S + 5.25%	10.56%	3/1/2030	5,494	5,444	5,501	0.71%
Velosio (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 5.25%	10.56%	3/1/2030	1,135	—	1	—%
Worldpay (GTCR W Merger Sub LLC)	(12) (13)	First Lien Term Loan	S + 2.50%	7.10%	1/31/2031	4,465	4,486	4,472	0.58%
Total High Tech Industries							107,370	107,707	13.87%

Hotel, Gaming & Leisure
Cinemark USA, Inc.	(12) (13)	First Lien Term Loan	S + 3.25%	7.85%	5/24/2030	3,599	3,620	3,609	0.46%
Total Hotel, Gaming & Leisure							3,620	3,609	0.46%

Media: Advertising, Printing & Publishing
Thomson Reuters IP & S (AKA Clarivate / Camelot Finance SA)	(12)	First Lien Term Loan	S + 2.75%	7.60%	1/31/2031	3,980	3,992	3,979	0.51%
Vanguard Packaging LLC	(4) (6) (14)	First Lien Term Loan	S + 5.00%	9.87%	8/9/2026	5,839	5,833	5,839	0.75%
Total Media: Advertising, Printing & Publishing							9,825	9,818	1.26%

Media: Broadcasting & Subscription
Directv (AKA Directv Financing LLC)	(12)	First Lien Term Loan	S + 5.00%	9.96%	8/2/2027	170	169	170	0.02%
Nexstar Broadcasting, Inc.	(12) (13)	First Lien Term Loan	S + 2.50%	7.46%	9/18/2026	3,863	3,869	3,866	0.50%
Virgin Media Investment Holdings Limited	(12) (13)	First Lien Term Loan	S + 3.25%	8.46%	1/31/2029	1,375	1,357	1,317	0.17%
Ziggo B.V.	(12) (13)	First Lien Term Loan	S + 2.50%	7.71%	4/30/2028	500	491	489	0.06%
Total Media: Media: Broadcasting & Subscription							5,886	5,842	0.75%

Media: Diversified & Production
BroadcastMed	(4)	Subordinated Debt	N/A	10.00% (Cash) 3.75% (PIK)	11/12/2027	2,775	2,735	2,660	0.34%
Creative Artists Agency, LLC	(12)	First Lien Term Loan	S + 3.25%	8.50%	11/27/2028	1,989	1,999	1,990	0.26%
Total Media: Diversified & Production							4,734	4,650	0.60%

Metals and Mining
Arsenal AIC Parent LLC(Arconic)	(12)	First Lien Term Loan	S + 3.25%	8.10%	8/18/2030	2,608	2,633	2,609	0.34%
Total Metals and Mining							2,633	2,609	0.34%

Retail
Amer Sports	(12) (13)	First Lien Term Loan	S + 2.75%	7.85%	2/17/2031	260	259	261	0.03%
Total Retail							259	261	0.03%

Services: Business
ALKU	(4) (6)	First Lien Term Loan	S + 6.25%	10.50%	5/23/2029	2,691	2,646	2,716	0.35%
Amex GBT	(12)	First Lien Term Loan	S + 3.00%	8.28%	7/25/2031	800	798	799	0.10%
Aramsco	(4) (7) (14)	First Lien Term Loan	S + 4.75%	9.35%	10/10/2030	2,965	2,911	2,973	0.38%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)
September 30, 2024
(dollar amounts in thousands)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value	% of Net Assets (5)

Aramsco (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S + 4.75%	9.35%	10/10/2030	520	—	1	—%
ARMstrong	(4) (14)	First Lien Term Loan	S + 5.75%	10.45%	10/8/2029	2,974	2,934	2,962	0.38%
ARMstrong (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.75%	11.13%	10/8/2029	1,007	74	76	0.01%
Caldwell & Gregory	(4)	Subordinated Debt	S + 9.25%	13.85% (PIK)	3/29/2030	5,000	4,900	4,900	0.63%
Cast & Crew	(12)	First Lien Term Loan	S + 3.75%	8.60%	12/29/2028	1,865	1,868	1,871	0.24%
Class Valuation	(4)	Subordinated Debt	N/A	11.00%	9/30/2026	444	440	427	0.05%
Class Valuation	(4)	Subordinated Debt	N/A	11.00%	9/30/2026	10,000	9,910	9,599	1.24%
Colibri (McKissock LLC)	(6) (7) (12) (14)	First Lien Term Loan	S + 5.00%	9.96%	3/12/2029	5,955	5,821	5,973	0.77%
CrossCountry Consulting	(4) (7) (14)	First Lien Term Loan	S + 4.75%	9.85%	6/1/2029	1,369	1,348	1,375	0.18%
CrossCountry Consulting (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 4.75%	9.85%	6/1/2029	560	(4)	3	—%
Engage	(4) (7) (14)	First Lien Term Loan	S + 5.00%	9.85%	8/1/2029	2,413	2,381	2,390	0.31%
Engage (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 5.00%	9.85%	8/1/2029	5,790	(14)	(56)	(0.01)%
Engage (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S + 5.00%	9.85%	8/1/2029	2,338	1,040	1,023	0.13%
Esquire Deposition Services	(4)	Subordinated Debt	N/A	14.00% (PIK)	6/30/2029	1,738	1,698	1,696	0.22%
Evergreen Services Group	(4) (7) (14)	First Lien Term Loan	S + 6.25%	10.96%	6/15/2029	3,996	3,935	3,996	0.51%
Evergreen Services Group (Delayed Draw)	(4) (7) (14)	First Lien Term Loan	S + 6.25%	10.96%	6/15/2029	956	949	956	0.12%
First Advantage Holdings LLC	(12)	First Lien Term Loan	S + 3.25%	8.35%	9/19/2031	1,335	1,328	1,331	0.17%
Garda World Security Corporation	(10) (12) (13)	First Lien Term Loan	S + 3.50%	8.83%	2/1/2029	1,995	2,022	1,997	0.26%
HireRight	(12)	First Lien Term Loan	S + 4.00%	8.85%	9/27/2030	5,969	5,913	5,940	0.76%
ICON LUXEMBOURG SARL	(10) (12) (13)	First Lien Term Loan	S + 2.00%	6.60%	7/3/2028	100	101	101	0.01%
ICON LUXEMBOURG SARL	(10) (12) (13)	First Lien Term Loan	S + 2.00%	6.60%	7/3/2028	25	25	25	—%
Image First	(4) (6) (14)	First Lien Term Loan	S + 4.25%	8.85%	4/27/2028	6,869	6,855	6,869	0.88%
Ingram Micro Inc	(12)	First Lien Term Loan	S + 2.75%	7.56%	9/17/2031	2,873	2,886	2,877	0.37%
Integrated Power Services	(4) (14)	First Lien Term Loan	S + 4.50%	9.46%	11/22/2028	1,808	1,805	1,808	0.23%
Integrated Power Services (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 4.50%	9.46%	11/22/2028	4,519	(10)	—	—%
Kofile	(4)	Subordinated Debt	N/A	13.25% (PIK)	12/31/2027	6,532	6,532	6,235	0.80%
LSCS Holdings, Inc. (Dohmen)	(4) (6) (14)	First Lien Term Loan	S + 4.50%	9.46%	12/16/2028	8,730	8,684	8,690	1.12%
OMNIA Partners	(7) (12) (14)	First Lien Term Loan	S + 3.25%	8.53%	7/25/2030	2,496	2,482	2,506	0.32%
Open Text Corporation	(10) (12) (13)	First Lien Term Loan	S + 2.25%	7.10%	1/31/2030	4,431	4,454	4,452	0.57%
Phaidon	(4) (6) (10) (13) (14)	First Lien Term Loan	S + 5.50%	10.45%	8/22/2029	6,276	6,229	6,157	0.80%
Press Ganey	(6) (7) (12) (14)	First Lien Term Loan	S + 3.50%	8.35%	4/30/2031	5,175	5,125	5,170	0.67%
Propark Mobility	(4) (14)	First Lien Term Loan	S + 5.00%	9.85%	1/31/2029	2,507	2,469	2,505	0.32%
Propark Mobility (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.00%	9.80%	1/31/2029	1,153	980	996	0.13%
Propark Mobility (Delayed Draw)	(4)	First Lien Term Loan	S + 6.25%	10.31%	1/31/2029	9,014	8,992	9,007	1.16%
Province	(4) (14)	First Lien Term Loan	S + 5.25%	10.10%	7/1/2030	4,591	4,546	4,549	0.59%
Riveron	(4) (6) (14)	First Lien Term Loan	S + 6.25%	11.10%	7/6/2029	5,182	5,056	5,130	0.66%
Riveron (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 6.25%	11.27%	7/6/2029	8,276	(41)	(83)	(0.01)%
Riveron (Delayed Draw)	(4) (6)	First Lien Term Loan	S + 6.25%	11.04%	7/6/2029	777	769	770	0.10%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)
September 30, 2024
(dollar amounts in thousands)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value	% of Net Assets (5)

Safety Infrastructure Services	(4) (6) (14)	First Lien Term Loan	S + 4.75%	9.35%	7/21/2028	6,278	6,217	6,218	0.80%
Soliant Holdings LLC	(4)	First Lien Term Loan	S + 3.75%	8.60%	7/18/2031	18,310	18,128	18,310	2.37%
Synechron	(12)	First Lien Term Loan	S + 3.50%	8.60%	9/26/2031	2,000	1,980	1,985	0.26%
System One	(4) (14)	First Lien Term Loan	S + 3.75%	8.50%	3/2/2028	1,085	1,085	1,085	0.14%
Tempo Acquisition, LLC	(12)	First Lien Term Loan	S + 2.25%	7.10%	8/31/2028	3,656	3,671	3,662	0.47%
TouchTunes Interactive Network	(4) (6) (14)	First Lien Term Loan	S + 4.75%	9.35%	4/2/2029	7,673	7,673	7,662	0.99%
Trilon Group	(4) (6) (14)	First Lien Term Loan	S + 5.50%	10.95%	5/27/2029	6,873	6,848	6,807	0.88%
Trilon Group	(4) (6)	First Lien Term Loan	S + 5.50%	10.95%	5/29/2029	3,006	2,978	2,978	0.38%
Trilon Group (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.50%	10.67%	5/29/2029	10,071	2,175	2,079	0.27%
Village Green Holding	(4)	Subordinated Debt	N/A	10.50% (Cash) 1.75% (PIK)	9/26/2029	1,403	1,368	1,369	0.18%
Village Green Holding (Delayed Draw)	(4) (11)	Subordinated Debt	N/A	10.50% (Cash) 1.75% (PIK)	9/26/2029	536	(7)	(13)	—%
Vistage	(4) (7) (14)	First Lien Term Loan	S + 4.75%	9.35%	7/13/2029	3,473	3,457	3,479	0.45%
Total Services: Business							176,410	176,333	22.71%

Services: Consumer
360 Training	(4) (14)	First Lien Term Loan	S + 5.00%	9.85%	8/2/2028	3,047	3,019	3,047	0.39%
360 Training (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.00%	9.85%	8/2/2028	2,734	—	—	—%
A Place For Mom, Inc.	(4) (6)	First Lien Term Loan	S + 4.50%	9.46%	2/10/2026	6,786	6,786	6,786	0.88%
All My Sons	(4) (14)	First Lien Term Loan	S + 4.75%	9.71%	10/25/2028	3,616	3,600	3,594	0.46%
Apex Services	(4) (7) (11)	Revolving Loan	S + 5.00%	9.86%	10/24/2029	1,101	(11)	(11)	—%
Apex Services	(4) (6) (7) (11)	First Lien Term Loan	S + 5.00%	9.86%	10/24/2030	12,698	(127)	(126)	(0.02)%
Apex Services (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S +5.00%	9.86%	10/24/2030	3,087	328	312	0.04%
Apex Services (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 5.00%	9.86%	10/24/2030	3,114	(16)	(31)	—%
Brightspring Health (aka Phoenix Gurantor Inc.)	(12)	First Lien Term Loan	S + 3.25%	8.10%	2/21/2031	3,980	3,967	3,974	0.51%
Excel Fitness	(4) (6) (14)	First Lien Term Loan	S + 5.25%	9.85%	4/27/2029	5,910	5,858	5,857	0.75%
Excel Fitness (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.50%	10.10%	4/27/2029	2,096	(15)	—	—%
Legacy Service Partners	(4) (14)	First Lien Term Loan	S + 5.25%	10.00%	1/9/2029	4,034	3,971	4,015	0.52%
Legacy Service Partners (Delayed Draw)	(4) (6) (14)	First Lien Term Loan	S + 5.25%	10.14%	1/9/2029	1,880	1,873	1,871	0.24%
NearU	(4) (6) (7)	First Lien Term Loan	S + 6.00%	11.03%	8/16/2028	5,057	5,004	4,822	0.62%
NearU (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S + 6.00%	11.54%	8/16/2028	712	—	(33)	—%
NearU (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S + 6.00%	11.54%	8/16/2028	832	—	(39)	(0.01)%
NearU (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S + 6.00%	11.54%	8/16/2028	84	—	(4)	—%
Norton Life Lock	(12) (13)	First Lien Term Loan	S + 1.75%	6.60%	9/12/2029	366	366	365	0.05%
Palmetto Exterminators	(4)	Subordinated Debt	N/A	9.00% (Cash) 4.00% (PIK)	1/28/2030	666	651	651	0.08%
Palmetto Exterminators (Delayed Draw)	(4)	Subordinated Debt	N/A	9.00% (Cash) 4.00% (PIK)	1/28/2030	509	502	497	0.06%
Perennial Services Group	(4) (14)	First Lien Term Loan	S + 5.50%	10.66%	9/7/2029	1,680	1,659	1,697	0.22%
Perennial Services Group (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 4.75%	9.45%	9/7/2029	7,681	2,846	2,804	0.36%
Perennial Services Group (Delayed Draw)	(4) (14)	First Lien Term Loan	S + 5.50%	10.66%	9/7/2029	1,504	1,502	1,519	0.20%
Protection One (aka Prime Security Services)	(12)	First Lien Term Loan	S + 2.25%	7.45%	10/13/2030	2,225	2,220	2,225	0.29%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)
September 30, 2024
(dollar amounts in thousands)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value	% of Net Assets (5)

Verscend Technologies	(12)	First Lien Term Loan	S + 3.25%	8.45%	5/1/2031	3,483	3,498	3,485	0.45%
Wrench Group	(4) (7) (14)	First Lien Term Loan	S + 4.00%	8.87%	10/30/2028	3,958	3,950	3,963	0.51%
Total Services: Consumer							51,431	51,240	6.60%

Sovereign & Public Finance
LMI	(4) (6) (14)	First Lien Term Loan	S + 5.50%	10.36%	7/18/2028	6,264	6,160	6,291	0.81%
Total Sovereign & Public Finance							6,160	6,291	0.81%

Telecommunications
Arise Holdings Inc	(4) (6)	First Lien Term Loan	S + 4.50%	9.43%	12/9/2025	6,821	6,799	6,249	0.80%
Greeneden U.S. Holdings II, LLC (Genesys Telecom Holdings U.S., Inc.)	(12)	First Lien Term Loan	S + 3.50%	8.35%	12/1/2027	1,745	1,759	1,751	0.23%
Iridium Satellite LLC	(12) (13)	First Lien Term Loan	S + 2.25%	7.10%	9/20/2030	2,303	2,305	2,266	0.29%
Mobile Communications America Inc	(4) (14)	First Lien Term Loan	S + 5.25%	10.26%	10/16/2029	4,503	4,449	4,543	0.59%
Mobile Communications America Inc (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.25%	10.44%	10/16/2029	1,463	187	209	0.03%
Sapphire Telecom Inc	(4) (6) (14)	First Lien Term Loan	S + 5.00%	9.60%	6/27/2029	16,874	16,710	16,839	2.16%
Total Telecommunications							32,209	31,857	4.10%

Transportation: Cargo
Armstrong Transport Group	(4)	Subordinated Debt	N/A	7.00% (Cash) 7.00% (PIK)	6/30/2027	5,741	5,637	5,638	0.73%
Armstrong Transport Group	(4)	Subordinated Debt	N/A	17.00% (PIK)	6/30/2027	1,062	1,043	1,043	0.13%
Kamps Pallets	(4) (6)	First Lien Term Loan	S + 6.00%	11.41%	12/23/2026	5,880	5,811	5,702	0.73%
Kenco	(4) (6) (14)	First Lien Term Loan	S + 4.25%	8.99%	11/15/2029	21,223	21,104	21,418	2.76%
Kenco (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 4.25%	8.99%	11/15/2029	3,749	(19)	34	—%
Kenco (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 4.25%	8.99%	11/15/2029	4,920	(46)	45	0.01%
Total Transportation: Cargo							33,530	33,880	4.36%

Transportation: Consumer
Air Canada	(10) (12) (13)	First Lien Term Loan	S + 2.50%	7.25%	3/21/2031	4,045	4,058	4,060	0.52%
Alternative Logistics Technologies Buyer, LLC	(4) (7) (14)	First Lien Term Loan	S + 5.25%	10.10%	2/14/2031	3,892	3,857	3,854	0.50%
Alternative Logistics Technologies Buyer, LLC (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 5.25%	10.10%	2/14/2031	1,118	—	(11)	—%
American Student Transportation Partners	(4)	Subordinated Debt	N/A	6.00% (Cash) 8.50% (PIK)	9/11/2029	1,710	1,673	1,668	0.21%
American Student Transportation Partners	(4)	Subordinated Debt	N/A	6.00% (Cash) 8.50% (PIK)	9/24/2029	609	594	594	0.08%
United AirLines, Inc.	(12) (13)	First Lien Term Loan	S + 2.75%	8.03%	2/22/2031	4,448	4,463	4,462	0.58%
WestJet Airlines	(10) (12) (13)	First Lien Term Loan	S + 3.75%	8.35%	2/14/2031	1,742	1,750	1,726	0.22%
Total Transportation: Consumer							16,395	16,353	2.11%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)
September 30, 2024
(dollar amounts in thousands)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value	% of Net Assets (5)

Utilities: Electric
AWP Group Holdings, Inc.	(4) (6)	First Lien Term Loan	S + 4.75%	9.60%	12/23/2030	2,266	2,259	2,244	0.29%
AWP Group Holdings, Inc. (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 4.75%	9.60%	12/23/2030	3,080	(15)	(30)	—%
AWP Group Holdings, Inc. (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 4.75%	9.60%	12/23/2030	125	—	(1)	—%
CRCI Holdings Inc	(4) (6) (7)	First Lien Term Loan	S + 5.00%	9.85%	8/27/2031	13,947	13,808	13,811	1.78%
CRCI Holdings Inc	(4) (7) (11)	Revolving Loan	S + 5.00%	9.85%	8/27/2031	2,567	1,258	1,259	0.16%
CRCI Holdings Inc (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 5.00%	9.85%	8/27/2031	3,487	(17)	(34)	—%
Pinnacle Supply Partners, LLC	(4) (14)	First Lien Term Loan	S + 6.25%	11.37%	4/3/2030	2,514	2,471	2,497	0.32%
Pinnacle Supply Partners, LLC (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 6.25%	11.68%	4/3/2030	1,452	545	545	0.07%
Vistra Operations Co	(12) (13)	First Lien Term Loan	S + 2.75%	7.60%	4/30/2031	3,582	3,598	3,597	0.46%
Total Utilities: Electric							23,907	23,888	3.08%

Utilities: Water
USA Water	(4) (6) (14)	First Lien Term Loan	S + 4.75%	9.60%	2/21/2031	6,945	6,882	6,937	0.89%
USA Water (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 4.75%	10.01%	2/21/2031	2,684	295	292	0.04%
Total Utilities: Water							7,177	7,229	0.93%

Wholesale
Ergotech (INS)	(4) (14)	First Lien Term Loan	S + 6.50%	11.91%	1/19/2029	4,540	4,471	4,545	0.59%
Ergotech (INS) (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 6.50%	11.91%	1/19/2029	1,139	(17)	1	—%
Industrial Service Group	(4) (14)	First Lien Term Loan	S + 5.75%	11.00%	12/7/2028	2,435	2,398	2,409	0.31%
Industrial Service Group (Delayed Draw)	(4) (14)	First Lien Term Loan	S + 5.75%	11.00%	12/7/2028	1,268	1,263	1,254	0.16%
Industrial Service Group (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.75%	11.01%	12/7/2028	2,245	2,138	2,115	0.27%
Micronics	(4)	Subordinated Debt	S + 5.25%	10.12%	2/17/2027	1,880	1,851	1,849	0.24%
New Era Technology Inc	(4) (6) (7)	First Lien Term Loan	S + 6.25%	11.65%	10/31/2026	6,672	6,658	6,517	0.84%
Solaray LLC	(4) (6) (7)	First Lien Term Loan	S + 6.50%	11.53%	12/15/2025	6,474	6,474	6,170	0.79%
Total Wholesale							25,236	24,860	3.20%

Total Debt Investments							$1,097,652	$1,090,181	140.39%

Portfolio Company (1) (2)	Footnotes	Investment	Acquisition Date	Share / Unit	Cost	Fair Value	% of Net Assets (5)
Equity Investments
Aerospace & Defense
Clarity Innovations, Inc.	(4) (8)	Partnership Interests	12/7/2023	77,000	$76	$87	0.01%
Clarity Innovations, Inc.	(4) (8)	Partnership Interests	6/21/2024	389,000	389	438	0.06%
Turbine Engine Specialists	(4) (8) (9)	Class A-1 Units	9/1/2023	1,180,000	1,180	1,332	0.17%
Total Aerospace & Defense					1,645	1,857	0.24%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)
September 30, 2024
(dollar amounts in thousands)

Portfolio Company (1) (2)	Footnotes	Investment	Acquisition Date	Share / Unit	Cost	Fair Value	% of Net Assets (5)

Banking, Finance, Insurance, Real Estate
Arax Investment Partners	(4) (8) (13)	Limited Partnership Interests	3/28/2024	820,313	818	1,191	0.15%
Inszone	(4) (8) (13)	Partnership Interests	11/30/2023	80,208	77	97	0.01%
Total Banking, Finance, Insurance, Real Estate					895	1,288	0.16%

Beverage, Food & Tobacco
Fortune International LLC	(4) (8) (13)	Limited Partnership Interests	5/8/2023	200,000	200	242	0.03%
Fresh Edge	(4) (8)	Class B Common Units	10/3/2022	464	1	47	0.01%
Fresh Edge	(4) (8)	Class A Preferred Units	10/3/2022	464	464	533	0.07%
QualiTech	(4) (8)	Class A Units	8/20/2024	972	976	972	0.13%
Spice World	(4) (8)	LLC Common Units	3/31/2022	1,000	126	137	0.02%
Sugar Foods	(4) (8) (13)	Parent Units	9/29/2023	2,000	200	232	0.03%
Tech24	(4) (8)	Company Unit	10/5/2023	200	200	211	0.03%
Total Beverage, Food & Tobacco					2,167	2,374	0.32%

Capital Equipment
EFC International	(4) (8) (13)	Class A Common Units	2/28/2023	114	46	112	0.01%
EFC International	(4) (8) (13)	Series A Preferred Units	2/28/2023	114	114	129	0.02%
E-Technologies / Superior	(4) (8)	Partnership Interests	5/22/2024	1,000,000	1,010	806	0.10%
Total Capital Equipment					1,170	1,047	0.13%

Chemicals, Plastics & Rubber
Meyer Lab	(4) (8) (13)	Units	2/27/2024	849,000	849	978	0.13%
Total Chemicals, Plastics & Rubber					849	978	0.13%

Construction & Building
Gannett Fleming	(4) (8)	Series F Units	5/26/2023	254,428	260	324	0.04%
Gannett Fleming	(4) (8) (9)	Limited Partnership Interests	12/20/2022	178,922	179	228	0.03%
Trench Plate Rental	(4) (8)	Common Equity	3/31/2022	1,000	127	42	0.01%
Total Construction & Building					566	594	0.08%

Consumer Goods: Non-Durable
Revision Skincare	(4) (8)	Limited Partnership Interests	3/31/2022	100	98	108	0.01%
Ultima	(4) (8)	Preferred Units	9/12/2022	11	130	173	0.02%
WCI Holdings, LLC	(4) (8) (13)	Class A1 Units	2/6/2023	534,934	535	515	0.07%
Total Consumer Goods: Non-Durable					763	796	0.10%

Containers, Packaging & Glass

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)
September 30, 2024
(dollar amounts in thousands)

Portfolio Company (1) (2)	Footnotes	Investment	Acquisition Date	Share / Unit	Cost	Fair Value	% of Net Assets (5)
Oliver Inc	(4) (8)	Class A Common Units	7/6/2022	7,816	742	487	0.06%
Pacur	(4) (8) (13)	LLC Units	3/31/2022	100	109	118	0.02%
Total Containers, Packaging & Glass					851	605	0.08%

Healthcare & Pharmaceuticals
Health Management Associates	(4) (8)	Class A Common Units	3/31/2023	161,953	162	197	0.03%
Spectrum Science	(4) (8)	Limited Partner Interests	10/2/2023	241,975	259	179	0.02%
SSJA Bariatric Management LLC	(4) (8)	Class F Units	4/10/2024	442,712	—	—	—%
Total Healthcare & Pharmaceuticals					421	376	0.05%

High Tech Industries
ITSavvy	(4) (8)	Class A Common Units	8/8/2022	119	119	408	0.05%
Netchex	(4) (8)	Limited Partnership Interest	3/28/2024	480,000	513	568	0.07%
Total High Tech Industries					632	976	0.12%

Media: Diversified & Production
BroadcastMed	(4) (8)	Series A-3 Preferred Units	10/4/2022	43,679	655	569	0.07%
Total Media: Diversified & Production					655	569	0.07%

Services: Business
Brainlabs	(4) (8) (10) (13)	Class A Common Shares	9/11/2023	3,753,613	—	—	—%
Brainlabs	(4) (8) (10) (13)	Series A Preferred Shares	9/11/2023	10,256,410	389	470	0.06%
Brainlabs	(4) (8) (10) (13)	Series B Preferred Shares	9/11/2023	3,753,613	600	575	0.07%
Class Valuation	(4) (8)	Class A Common Units	12/8/2023	1,145	116	120	0.02%
Esquire Deposition Services	(4) (8)	Class A Limited Partnership Units	7/1/2024	2,424	320	242	0.03%
Kofile	(4) (8)	Class A-2 Common Units	3/31/2022	100	108	187	0.02%
Riveron	(4) (8)	Class A Units	7/17/2023	200	200	196	0.03%
Smith System	(4) (8)	Common Units	12/13/2023	84,000	84	93	0.01%
Village Green Holding	(4) (8)	Class A Units	9/26/2024	954,000	954	954	0.12%
Worldwide Clinical Trials	(4) (8)	Series A Preferred	12/12/2023	49	47	48	0.01%
Worldwide Clinical Trials	(4) (8)	Class A Interests	12/12/2023	7	74	73	0.01%
Total Services: Business					2,892	2,958	0.38%

Services: Consumer
AirX Climate Solutions Company	(4) (8)	Partnership Interests	11/7/2023	96	77	142	0.02%
Legacy Service Partners	(4) (8)	Class B Units	1/9/2023	1,963	196	242	0.03%
NearU	(4) (8)	Limited Partnership Interests	8/8/2022	1,419	142	109	0.01%
Palmetto Exterminators	(4) (8)	Class A Units	7/31/2023	770,000	862	929	0.12%
Perennial Services Group	(4) (8) (13)	Class A Units	9/8/2023	1,957	196	283	0.04%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)
September 30, 2024
(dollar amounts in thousands)

Portfolio Company (1) (2)	Footnotes	Investment	Acquisition Date	Share / Unit	Cost	Fair Value	% of Net Assets (5)
Total Services: Consumer					1,473	1,705	0.22%

Sovereign & Public Finance
LMI	(4) (8)	Limited Partnership Interests	7/18/2022	106,984	107	218	0.03%
Total Sovereign & Public Finance					107	218	0.03%

Transportation: Consumer
American Student Transportation Partners	(4) (8)	Limited Partnership Interest	9/11/2023	79,081	81	72	0.01%
Total Transportation: Consumer					81	72	0.01%

Utilities: Electric
Pinnacle Supply Partners, LLC	(4) (8)	Subject Partnership Units	4/3/2023	111,875	112	101	0.01%
Total Utilities: Electric					112	101	0.01%

Utilities: Water
USA Water	(4) (8) (13)	Common Units	2/21/2024	4,226	423	491	0.06%
Total Utilities: Water					423	491	0.06%

Total Equity Investments					$15,702	$17,005	2.19%

Portfolio Company (1) (2)	Interest Rate	Share/Unit	Cost	Fair Value	% of Net Assets (5)
Cash Equivalents
BlackRock Liquidity Funds T-Fund Institutional Class	4.83%	26,526,567	$26,527	$26,527	3.42%
First American Government Obligations Fund - Class Z	4.78%	10,821	11	11	—%
Total Cash Equivalents			$26,538	$26,538	3.42%

Total Investments			$1,139,892	$1,133,724	146.00%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)
September 30, 2024
(dollar amounts in thousands)
____________________
(1)All investments are non-controlled/non-affiliated investments as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act classifies investments based on the level of control that the Fund maintains in a particular portfolio company. As defined in the 1940 Act, a portfolio company is generally presumed to be “non-controlled” when the Fund owns 25% or less of the portfolio company’s voting securities and “controlled” when the Fund owns more than 25% of the portfolio company’s voting securities. The 1940 Act also classifies investments further based on the level of ownership that the Fund maintains in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when the Fund owns less than 5% of a portfolio company’s voting securities and “affiliated” when the Fund owns 5% or more of a portfolio company’s voting securities.
(2)Unless otherwise indicated, issuers of debt and equity held by the Fund are domiciled in the United States.
(3)The majority of the investments bear interest at rates that may be determined by reference to Secured Overnight Financing Rate ("SOFR" or "S"), which reset monthly or quarterly. For each such investment, the Fund has provided the spread over SOFR and the current contractual interest rate in effect at September 30, 2024. As of September 30, 2024, effective rates for 1M S, 3M S, 6M S and 12M S are 4.85%, 4.59%, 4.25% and 3.78%, respectively. Certain investments are subject to a SOFR floor. For fixed rate loans, a spread above a reference rate is not applicable.
(4)Investment valued using unobservable inputs (Level 3). See Note 2 “Significant Accounting Policies - Valuation of Portfolio Investments” for more information.
(5)Percentage is based on net assets of $776,511 as of September 30, 2024.
(6)Denotes that all or a portion of the assets are owned by SPV II (as defined in Note 1 “Organization”). On July 16, 2024, SPV II entered into a borrower joinder agreement to become party to the Bank of America Credit Facility Agreement and pledged all of its assets to the collateral administrator to secure its obligations under the Bank of America Credit Facility. Accordingly, such assets are not available to creditors of the Fund. See Note 6 “Secured Borrowings” for more information.
(7)Investment is a unitranche position.
(8)Security acquired in transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be a “restricted security” under the Securities Act. As of September 30, 2024, the Fund held fifty restricted securities with an aggregate fair value of $17,005, or 2.19% of the Fund’s net assets.
(9)Represents an investment held through an aggregator vehicle organized as a pooled investment vehicle.
(10)This portfolio company is not domiciled in the United States. A portfolio company that is not domiciled in the United States is considered a non-qualifying asset under Section 55(a) of the 1940 Act. See Note 3 "Investments" for more information.
(11)Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. See Note 7 "Commitments and Contingencies". The investment may be subject to unused commitment fees.
(12)Investments valued using observable inputs (Level 2), if applicable. See Note 2 “Significant Accounting Policies – Valuation of Portfolio Investments” and Note 4 "Fair Value Measurements" for more information.
(13)The investment is considered as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Fund cannot acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Fund's total assets. As of September 30, 2024, total non-qualifying assets at fair value represented 11.67% of the Fund's total assets calculated in accordance with the 1940 Act.
(14)Denotes that all or a portion of the assets are owned by CLO-I (as defined in Note 1 "Organization"), which serve as collateral for the 2024 Debt Securitization (as defined in the Notes). See Note 6 “Secured Borrowings".

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(dollar amounts in thousands, including share data)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value	% of Net Assets (5)

Investments
Debt Investments
Aerospace & Defense
Precision Aviation Group	(4) (6)	First Lien Term Loan	S+ 5.75%	11.12%	12/21/2029	$7,520	$7,370	$7,370	2.08%
Precision Aviation Group (Delayed Draw)	(4) (11)	First Lien Term Loan	S+ 5.75%	11.12%	12/21/2029	2,480	(25)	(49)	(0.01)%
Turbine Engine Specialist, Inc	(4)	Subordinated Debt	S+ 9.50%	14.96%	3/1/2029	1,973	1,925	1,937	0.54%
Total Aerospace & Defense							9,270	9,258	2.61%

Automotive
Adient US LLC	(6) (12)(13)	First Lien Term Loan	S+ 3.25%	8.72%	4/13/2028	875	878	879	0.25%
Belron Finance US LLC	(6) (12)(13)	First Lien Term Loan	S+ 2.43%	8.07%	4/13/2028	871	874	874	0.24%
Randys Holdings, Inc	(4) (6) (7)	First Lien Term Loan	S+ 6.50%	11.88%	11/1/2028	3,957	3,888	3,907	1.10%
Randys Holdings, Inc (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S+ 6.50%	11.88%	11/1/2028	1,332	—	(17)	—%
Total Automotive							5,640	5,643	1.59%

Banking, Finance, Insurance, Real Estate
Patriot Growth Insurance Service (Delayed Draw) (Incremental)	(4) (6) (7)	First Lien Term Loan	S+ 5.75%	11.25%	10/14/2028	5,972	5,924	5,836	1.65%
Ryan Specialty Group LLC	(6) (12)(13)	First Lien Term Loan	S+ 3.00%	8.46%	9/1/2027	1,245	1,248	1,247	0.35%
SS&C Technology Holdings Inc	(6) (12)(13)	First Lien Term Loan	S+ 2.25%	7.71%	3/22/2029	297	298	298	0.08%
SS&C Technology Holdings Inc	(6) (12)(13)	First Lien Term Loan	S+ 2.25%	7.71%	3/22/2029	177	177	177	0.05%
Total Banking, Finance, Insurance, Real Estate							7,647	7,558	2.13%

Beverage, Food & Tobacco
Bakeovations Intermediate, LLC (d/b/a Commercial Bakeries)	(4) (6) (10)(13)	First Lien Term Loan	S+ 6.25%	11.60%	9/25/2029	4,236	4,156	4,152	1.17%
Cold Spring Brewing Company	(4) (6)	First Lien Term Loan	S+ 4.75%	10.11%	12/19/2025	6,188	6,188	6,188	1.75%
Fortune International, LLC	(4) (6)	First Lien Term Loan	S+ 4.75%	10.20%	1/17/2026	6,878	6,839	6,812	1.92%
Fresh Edge	(4) (6)	Subordinated Debt	S+ 4.50% (Cash) + 5.13% (PIK)	15.20%	4/3/2029	2,954	2,888	2,886	0.81%
Harvest Hill Beverage Company	(4)	Subordinated Debt	S+ 9.00%	14.46%	2/28/2029	2,800	2,723	2,749	0.77%
Nonni's Foods, LLC	(4) (6)	First Lien Term Loan	S+ 5.50%	11.10%	3/1/2025	6,890	6,887	6,849	1.93%
Palmetto Acquisitionco, Inc.	(4) (6)	First Lien Term Loan	S+ 5.75%	11.10%	9/18/2029	3,348	3,292	3,291	0.93%
Palmetto Acquisitionco, Inc. (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 5.75%	11.10%	9/18/2029	1,217	294	277	0.08%
Sugar Foods	(4) (6) (7)	First Lien Term Loan	S+ 6.00%	11.34%	10/2/2030	4,221	4,128	4,130	1.16%
Sugar Foods (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S+ 6.00%	11.34%	10/2/2030	1,173	(13)	(25)	(0.01)%
Summit Hill Foods	(4) (6)	First Lien Term Loan	S+ 6.00%	11.39%	11/29/2029	2,893	2,850	2,850	0.80%
Sunny Sky Products	(4) (6)	First Lien Term Loan	S+ 5.25%	10.60%	12/23/2028	1,857	1,839	1,839	0.52%
Sunny Sky Products (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 5.25%	10.60%	12/23/2028	464	—	(4)	—%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(dollar amounts in thousands, including share data)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value	% of Net Assets (5)
SW Ingredients Holdings, LLC	(4)	Subordinated Debt	N/A	10.50% (Cash) 1.00% (PIK)	7/3/2026	10,179	10,179	9,898	2.79%
Total Beverage, Food & Tobacco							52,250	51,892	14.62%

Capital Equipment
Clarios Global LP (f/k/a Johnson Controls Inc)	(6) (10)(12)(13)	First Lien Term Loan	S+ 3.75%	9.11%	5/6/2030	998	998	1,001	0.28%
EFC Holdings, LLC	(4)	Subordinated Debt	N/A	11.00% (Cash) 2.50% (PIK)	5/1/2028	2,436	2,372	2,413	0.68%
GenServe LLC	(4) (6) (7)	First Lien Term Loan	S+ 5.75%	11.21%	6/30/2024	6,878	6,865	6,843	1.93%
Hayward Industries, Inc.	(6) (12)(13)	First Lien Term Loan	S+ 2.75%	8.22%	5/30/2028	747	741	748	0.21%
Motion & Control Enterprises	(4) (6)	First Lien Term Loan	S+ 5.50%	11.03%	6/1/2028	1,600	1,581	1,581	0.45%
Motion & Control Enterprises (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 5.50%	11.03%	6/1/2028	4,400	2,691	2,643	0.74%
Ovation Holdings, Inc.	(4) (6)	First Lien Term Loan	S+ 6.25%	11.78%	2/3/2029	2,973	2,914	2,941	0.83%
Ovation Holdings, Inc. (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 6.25%	11.78%	2/3/2029	703	568	568	0.16%
RTH Buyer LLC (dba Rhino Tool House)	(4) (6)	First Lien Term Loan	S+ 6.25%	11.97%	4/4/2029	2,673	2,623	2,651	0.75%
RTH Buyer LLC (dba Rhino Tool House) (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 6.25%	11.97%	4/4/2029	626	317	315	0.09%
Total Capital Equipment							21,670	21,704	6.12%

Chemicals, Plastics, & Rubber
Chroma Color Corporation (dba Chroma Color)	(4) (6)	First Lien Term Loan	S+ 6.00%	11.41%	4/21/2029	1,744	1,712	1,712	0.49%
Chroma Color Corporation (dba Chroma Color) (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 6.00%	11.41%	4/21/2029	381	(3)	(7)	—%
INEOS US Finance LLC	(6) (12)(13)	First Lien Term Loan	S+ 3.75%	9.21%	11/8/2027	497	497	500	0.14%
INEOS US Petrochem LLC	(6) (12)(13)	First Lien Term Loan	S+ 4.25%	9.71%	4/3/2029	874	874	869	0.24%
Kraton Polymers LLC	(6) (12)(13)	First Lien Term Loan	S+ 3.25%	8.90%	3/15/2029	497	491	488	0.14%
Nouryon Finance B.V.	(6) (12)(13)	First Lien Term Loan	S+ 4.00%	9.35%	4/3/2028	747	744	751	0.21%
Spartech	(4) (6) (7)	First Lien Term Loan	S+ 4.75%	10.16%	5/6/2028	3,930	3,930	3,166	0.89%
SupplyOne, Inc.	(4)	Subordinated Debt	N/A	10.00% (Cash) 1.50% (PIK)	2/1/2025	10,227	10,227	10,227	2.88%
Tronox Finance LLC	(6) (12)(13)	First Lien Term Loan	S+ 3.50%	8.85%	8/16/2028	1,000	996	1,001	0.28%
Total Chemicals, Plastics, & Rubber							19,468	18,707	5.27%

Construction & Building
Gannett Fleming	(4) (6)	First Lien Term Loan	S+ 6.60%	11.95%	12/20/2028	1,980	1,946	1,982	0.55%
Hyphen Solutions, LLC	(4) (6) (7)	First Lien Term Loan	S+ 5.50%	10.98%	10/27/2026	6,877	6,839	6,752	1.90%
MEI Rigging & Crating	(4) (6)	First Lien Term Loan	S+ 6.50%	11.86%	6/30/2029	3,158	3,097	3,130	0.88%
MEI Rigging & Crating (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 6.50%	11.86%	6/30/2029	501	(2)	(4)	—%
Quikrete Holdings, Inc.	(6) (12)	First Lien Term Loan	S+ 2.75%	8.22%	3/19/2029	996	998	1,000	0.28%
SPI LLC	(4) (6) (7)	First Lien Term Loan	S+ 5.00%	10.46%	12/21/2027	6,878	6,800	6,878	1.94%
Summit Materials, LLC	(6) (12)(13)	First Lien Term Loan	S+ 3.00%	8.57%	12/14/2027	996	1,002	999	0.28%
Vertex Service Partners	(4) (6)	First Lien Term Loan	S+ 5.50%	10.90%	11/8/2030	1,230	1,212	1,212	0.34%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(dollar amounts in thousands, including share data)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value	% of Net Assets (5)
Vertex Service Partners (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 5.50%	10.90%	11/8/2030	2,369	586	558	0.16%
WSB Engineering Holdings Inc.	(4) (6)	First Lien Term Loan	S+ 6.00%	11.39%	8/31/2029	1,639	1,616	1,616	0.46%
WSB Engineering Holdings Inc. (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 6.00%	11.39%	8/31/2029	1,096	(8)	(16)	—%
Total Construction & Building							24,086	24,107	6.79%

Consumer Goods: Durable
Copeland (Emerson Climate Technologies)	(6) (12)(13)	First Lien Term Loan	S+ 3.00%	8.36%	5/31/2030	1,247	1,250	1,253	0.35%
Freedom U.S. Acquisition Corporation	(4) (6)	First Lien Term Loan	S+ 5.75%	11.25%	9/30/2024	6,980	6,980	6,935	1.96%
NMC Skincare Intermediate Holdings II, LLC	(4) (6) (7)	First Lien Term Loan	S+ 6.00%	10.44% (Cash) 1.00% (PIK)	10/31/2026	6,630	6,586	6,294	1.77%
SRAM LLC	(6) (12)	First Lien Term Loan	S+ 2.75%	6.00%	5/18/2028	750	751	750	0.21%
Topgolf Callaway Brands Corp	(6) (12)(13)	First Lien Term Loan	S+ 3.50%	8.96%	3/15/2030	497	499	498	0.14%
Xpressmyself.com LLC (a/k/a SmartSign)	(4) (6)	First Lien Term Loan	S+ 5.75%	11.22%	9/7/2028	1,531	1,503	1,518	0.43%
Xpressmyself.com LLC (a/k/a SmartSign)	(4) (6)	First Lien Term Loan	S+ 5.50%	10.98%	9/7/2028	2,024	2,008	1,989	0.56%
Total Consumer Goods: Durable							19,577	19,237	5.42%

Consumer Goods: Non-Durable
Accupac, Inc.	(4) (6) (7)	First Lien Term Loan	S+ 6.00%	11.52%	1/17/2026	6,875	6,859	6,625	1.87%
Elevation Labs	(4) (6)	First Lien Term Loan	S+ 5.75%	11.23%	6/30/2028	1,302	1,292	1,215	0.34%
Elevation Labs (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 5.75%	11.23%	6/30/2028	599	(2)	(40)	(0.01)%
Image International Intermediate Holdco II, LLC (Incremental)	(4) (6) (7)	First Lien Term Loan	S+ 5.50%	11.03%	7/10/2024	6,992	6,967	6,882	1.94%
Perrigo Company plc	(6) (12)(13)	First Lien Term Loan	S+ 2.25%	7.71%	4/20/2029	999	998	999	0.28%
Protective Industrial Products (“PIP”)	(4) (6) (7)	First Lien Term Loan	S+ 5.00%	10.47%	12/29/2027	1,343	1,294	1,356	0.38%
Revision Buyer LLC	(4)	Subordinated Debt	N/A	10.00% (Cash) 1.00% (PIK)	12/1/2028	10,176	10,013	10,176	2.87%
Ultima Health Holdings, LLC	(4)	Subordinated Debt	N/A	11.00% (Cash) 1.50% (PIK)	3/12/2029	1,326	1,304	1,303	0.37%
US Foods, Inc	(6) (12)(13)	First Lien Term Loan	S+ 2.50%	7.97%	11/22/2028	1,250	1,254	1,257	0.35%
Total Consumer Goods: Non-Durable							29,979	29,773	8.39%

Containers, Packaging & Glass
New ILC Dover, Inc.	(4) (6) (7)	First Lien Term Loan	S+ 5.25%	10.70%	1/31/2026	6,875	6,868	6,875	1.95%
Oliver Packaging	(4)	Subordinated Debt	N/A	10.00% (Cash) 1.00% (PIK)	1/6/2029	1,326	1,305	1,255	0.35%
Online Labels Group	(4) (6)	First Lien Term Loan	S+ 5.25%	10.61%	12/19/2029	979	969	969	0.27%
Online Labels Group (Delayed Draw)	(4) (11)	First Lien Term Loan	S+ 5.25%	10.61%	12/19/2029	119	—	(1)	—%
Online Labels Group (Delayed Draw)	(4) (11)	First Lien Term Loan	S+ 5.25%	10.61%	12/19/2029	119	—	(1)	—%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(dollar amounts in thousands, including share data)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value	% of Net Assets (5)
PG Buyer, LLC	(4) (6)	Subordinated Debt	N/A	10.00% (Cash) 1.50% (PIK)	9/2/2026	8,215	8,215	8,215	2.32%
Total Containers, Packaging & Glass							17,357	17,312	4.89%

Energy: Electricity
Covanta Holding Corp	(6) (12)(13)	First Lien Term Loan	S+ 2.50%	7.86%	11/30/2028	53	53	53	0.01%
Covanta Holding Corp	(6) (12)(13)	First Lien Term Loan	S+ 2.50%	7.86%	11/30/2028	694	692	695	0.20%
National Power	(4) (6)	First Lien Term Loan	S+ 6.00%	11.36%	10/20/2029	1,485	1,463	1,464	0.41%
National Power (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 6.00%	11.36%	10/20/2029	799	(2)	(11)	—%
Total Energy: Electricity							2,206	2,201	0.62%

Energy: Oil & Gas
Dresser Utility Solutions, LLC	(4) (6)	First Lien Term Loan	S+ 5.25%	10.71%	9/30/2025	3,438	3,438	3,438	0.97%
Dresser Utility Solutions, LLC (Incremental)	(4) (6)	First Lien Term Loan	S+ 4.00%	9.46%	10/1/2025	3,437	3,408	3,402	0.96%
Marco APE Opco Holdings, LLC	(4)	Subordinated Debt	N/A	15.00% (PIK)	9/2/2026	9,888	9,467	8,927	2.51%
Total Energy: Oil & Gas							16,313	15,767	4.44%

Environmental Industries
GFL Environmental	(6) (12)(13)	First Lien Term Loan	S+ 2.50%	7.91%	5/31/2027	1,247	1,251	1,253	0.35%
Impact Environmental Group	(4) (6)	First Lien Term Loan	S+ 6.00%	11.28%	3/23/2029	2,076	2,037	2,059	0.58%
Impact Environmental Group (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 6.00%	11.28%	3/23/2029	970	849	845	0.24%
Impact Environmental Group (Incremental)	(4) (6)	First Lien Term Loan	S+ 6.00%	11.28%	3/23/2029	425	418	422	0.12%
Impact Environmental Group (Delayed Draw) (Incremental)	(4) (6) (11)	First Lien Term Loan	S+ 6.00%	11.28%	3/23/2029	1,716	(8)	(14)	—%
North Haven Stack Buyer, LLC	(4) (6) (7)	First Lien Term Loan	S+ 5.50%	11.03%	7/16/2027	6,877	6,853	6,871	1.93%
Nutrition 101 Buyer LLC (a/k/a 101, Inc.)	(4) (6)	First Lien Term Loan	S+ 5.25%	10.73%	8/31/2028	816	810	800	0.23%
Orion Group FM Holdings, LLC (dba Leo Facilities Maintenance)	(4) (6)	First Lien Term Loan	S+ 6.25%	11.65%	7/1/2029	3,420	3,370	3,371	0.95%
Orion Group FM Holdings, LLC (dba Leo Facilities Maintenance) (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 6.25%	11.65%	7/1/2029	2,571	(6)	(37)	(0.01)%
Total Environmental Industries							15,574	15,570	4.39%

Healthcare & Pharmaceuticals
Grifols Worldwide Operations LTD	(6) (10)(12)(13)	First Lien Term Loan	S+ 2.00%	7.54%	11/15/2027	499	495	499	0.14%
Health Management Associates	(4) (6)	First Lien Term Loan	S+ 6.50%	11.73%	3/31/2029	3,364	3,302	3,334	0.94%
Health Management Associates (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 6.50%	11.73%	3/31/2029	607	180	186	0.05%
Heartland Veterinary Partners LLC (Incremental)	(4)	Subordinated Debt	S+ 7.50%	12.96%	12/10/2027	1,000	985	987	0.28%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(dollar amounts in thousands, including share data)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value		% of Net Assets (5)
Heartland Veterinary Partners LLC (Incremental) (Delayed Draw)	(4)	Subordinated Debt	S+ 7.50%	12.96%	12/10/2027	5,000	5,000	4,936		1.39%
Jazz Pharmaceuticals plc	(6) (10)(12)(13)	First Lien Term Loan	S+ 3.50%	8.97%	5/5/2028	1,244	1,246	1,251		0.35%
New You Bariatric Group, LLC	(4) (6)	First Lien Term Loan	S+ 5.25%	10.75%	8/26/2024	6,874	6,874	6,491		1.83%
Organon & Co	(6) (12)(13)	First Lien Term Loan	S+ 3.00%	8.47%	6/2/2028	1,250	1,255	1,255		0.35%
SCP Eye Care Holdco, LLC (DBA EyeSouth Partners)	(4) (6)	First Lien Term Loan	S+ 5.75%	11.21%	10/7/2029	2,242	2,199	2,215		0.62%
SCP Eye Care Holdco, LLC (DBA EyeSouth Partners) (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 5.75%	11.21%	10/7/2029	733	467	459		0.13%
Select Medical Corporation	(6) (12)(13)	First Lien Term Loan	S+ 3.00%	8.36%	3/6/2027	1,245	1,248	1,248		0.35%
Thorne HealthTech	(4) (6)	First Lien Term Loan	S+ 5.75%	11.10%	10/16/2030	2,788	2,761	2,763		0.78%
TIDI Products	(4) (6) (7)	First Lien Term Loan	S+ 5.50%	10.86%	12/19/2029	4,566	4,521	4,520		1.27%
TIDI Products (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S+ 5.50%	10.86%	12/19/2029	1,201	—	(12)		—%
US Radiology Specialists, Inc.	(4) (6) (7)	First Lien Term Loan	S+ 5.25%	10.75%	12/15/2027	1,863	1,793	1,851		0.52%
W2O Holdings, Inc.(Delayed Draw)	(4) (6)	First Lien Term Loan	S+ 5.25%	10.82%	6/12/2026	6,877	6,877	6,877		1.94%
Wellspring Pharmaceutical	(4) (6)	First Lien Term Loan	S+ 5.75%	11.03%	8/22/2028	4,054	3,988	3,958		1.12%
Wellspring Pharmaceutical (Delayed Draw)	(4)	First Lien Term Loan	S+ 5.75%	11.03%	8/22/2028	1,885	1,873	1,841		0.52%
Young Innovations	(4) (6) (7)	First Lien Term Loan	S+ 5.75%	11.09%	12/1/2029	6,867	6,799	6,801		1.92%
Young Innovations (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S+ 5.75%	11.09%	12/1/2029	1,431	—	(14)		—%
Total Healthcare & Pharmaceuticals							51,863	51,446	0	14.50%

High Tech Industries
Acclaim MidCo, LLC (dba ClaimLogiQ)	(4) (6)	First Lien Term Loan	S+ 6.00%	11.35%	6/13/2029	2,216	2,174	2,196		0.62%
Acclaim MidCo, LLC (dba ClaimLogiQ) (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 6.00%	11.35%	6/13/2029	891	(4)	(8)		—%
Evergreen Services Group II	(4) (6) (7)	First Lien Term Loan	S+ 6.00%	11.35%	10/4/2030	3,323	3,274	3,276		0.92%
Evergreen Services Group II (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S+ 6.00%	11.35%	10/4/2030	2,677	1,747	1,716		0.48%
GTCR W Merger Sub LLC (Worldpay)	(6) (12)(13)	First Lien Term Loan	S+ 3.00%	8.33%	1/31/2031	340	338	342		0.10%
II-VI Inc.	(6) (12)(13)	First Lien Term Loan	S+ 2.75%	8.22%	7/2/2029	726	728	730		0.21%
Infinite Electronics (Incremental)	(4) (6) (7)	First Lien Term Loan	S+ 6.25%	11.88%	3/2/2028	1,967	1,917	1,901		0.54%
Infobase Acquisition, Inc.	(4) (6)	First Lien Term Loan	S+ 5.50%	10.93%	6/14/2028	731	725	725		0.20%
Infobase Acquisition, Inc. (Delayed Draw)	(4) (11)	First Lien Term Loan	S+ 5.50%	10.93%	6/14/2028	122	—	(1)		—%
Informatica LLC	(6) (12)(13)	First Lien Term Loan	S+ 2.75%	8.22%	10/27/2028	1,245	1,250	1,249		0.35%
Instructure Holdings Inc	(6) (12)(13)	First Lien Term Loan	S+ 2.75%	8.68%	10/30/2028	996	999	1,002		0.28%
ITSavvy LLC	(4) (6)	First Lien Term Loan	S+ 5.25%	10.89%	8/8/2028	1,775	1,761	1,775		0.50%
ITSavvy LLC (Delayed Draw)	(4) (11)	First Lien Term Loan	S+ 5.25%	10.89%	8/8/2028	239	201	203		0.06%
MKS Instruments Inc.	(6) (12)(13)	First Lien Term Loan	S+ 2.50%	7.84%	8/17/2029	996	998	1,000		0.28%
Red Ventures LLC	(6) (12)	First Lien Term Loan	S+ 3.00%	8.36%	3/3/2030	872	870	871		0.25%
Specialist Resources Global Inc. (Delayed Draw)	(4) (6)	First Lien Term Loan	S+ 4.50%	10.46%	9/23/2027	6,876	6,876	6,876		1.94%
UPC Finance Partnership	(6) (10)(12)(13)	First Lien Term Loan	S+ 3.00%	8.48%	1/31/2029	500	489	499		0.14%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(dollar amounts in thousands, including share data)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value	% of Net Assets (5)
Total High Tech Industries							24,343	24,352	6.87%

Hotel, Gaming & Leisure
Cinemark USA Inc.	(6) (12)(13)	First Lien Term Loan	S+ 3.75%	9.14%	5/24/2030	996	997	998	0.28%
Delta 2	(6) (10)(12)(13)	First Lien Term Loan	S+ 2.25%	7.60%	1/15/2030	1,250	1,255	1,255	0.35%
Total Hotel, Gaming & Leisure							2,252	2,253	0.63%

Media: Advertising, Printing & Publishing
Getty Images Inc	(6) (12)	First Lien Term Loan	S+ 4.50%	9.95%	2/19/2026	496	498	499	0.14%
Viking Target, LLC	(4) (6)	First Lien Term Loan	S+ 5.00%	10.47%	8/9/2024	6,360	6,346	6,334	1.79%
Total Media: Advertising, Printing & Publishing							6,844	6,833	1.93%

Media: Broadcasting & Subscription
DIRECTV (AKA DIRECTV Financing LLC)	(6) (12)(13)	First Lien Term Loan	S+ 5.00%	10.65%	8/2/2027	379	375	379	0.11%
Gray Television, Inc.	(6) (12)(13)	First Lien Term Loan	S+ 2.50%	7.96%	1/2/2026	500	498	500	0.14%
Nexstar Media Inc	(6) (12)(13)	First Lien Term Loan	S+ 2.50%	7.97%	9/18/2026	1,000	1,001	1,002	0.28%
Virgin Media Bristol LLC	(6) (10)(12)(13)	First Lien Term Loan	S+ 3.25%	8.73%	1/31/2029	1,250	1,230	1,250	0.35%
WideOpenWest Finance LLC	(6) (12)(13)	First Lien Term Loan	S+ 3.00%	8.35%	12/20/2028	497	493	462	0.13%
Ziggo Financing Partnership	(6) (10)(12)(13)	First Lien Term Loan	S+ 2.50%	7.98%	4/30/2028	500	490	499	0.14%
Total Media: Media: Broadcasting & Subscription							4,087	4,092	1.15%

Metals and Mining
Arsenal AIC Parent LLC	(6) (12)	First Lien Term Loan	S+ 4.50%	9.86%	8/18/2030	499	501	502	0.14%
Total Metals and Mining							501	502	0.14%

Services: Business
ALKU Intermediate Holdings, LLC	(4) (6)	First Lien Term Loan	S+ 6.25%	11.61%	5/23/2029	2,711	2,660	2,688	0.75%
Aramsco	(4) (6) (7)	First Lien Term Loan	S+ 4.75%	10.10%	10/10/2030	2,980	2,921	2,923	0.82%
Aramsco (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S+ 4.75%	10.10%	10/10/2030	520	—	(10)	—%
ARMstrong	(4) (6)	First Lien Term Loan	S+ 6.25%	11.70%	10/6/2029	2,996	2,953	2,954	0.83%
ARMstrong (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 6.25%	11.70%	10/6/2029	1,007	(7)	(14)	—%
BroadcastMed Holdco, LLC	(4)	Subordinated Debt	N/A	10.00% (Cash) 3.75% (PIK)	11/12/2027	2,673	2,627	2,587	0.73%
Class Valuation	(4)	Subordinated Debt	N/A	11.00%	9/30/2026	444	438	412	0.12%
Colibri (McKissock LLC)	(4) (6) (7)	First Lien Term Loan	S+ 5.00%	10.38%	3/12/2029	6,000	5,853	6,007	1.69%
CrossCountry Consulting	(4) (6) (7)	First Lien Term Loan	S+ 5.75%	11.21%	6/1/2029	1,379	1,356	1,387	0.39%
CrossCountry Consulting (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S+ 5.75%	11.21%	6/1/2029	560	(5)	3	—%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(dollar amounts in thousands, including share data)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value	% of Net Assets (5)
CV Intermediate Holdco Corp.	(4)	Subordinated Debt	N/A	11.00%	9/30/2026	10,000	9,882	9,278	2.61%
Evergreen Services Group	(4) (6) (7)	First Lien Term Loan	S+ 6.25%	11.70%	6/15/2029	4,027	3,959	3,948	1.11%
Evergreen Services Group (Delayed Draw)	(4) (6) (7)	First Lien Term Loan	S+ 6.25%	11.70%	6/15/2029	963	955	945	0.27%
ICON Publishing Ltd	(6) (10)(12)(13)	First Lien Term Loan	S+ 2.25%	7.86%	7/3/2028	342	343	344	0.10%
ICON Publishing Ltd	(6) (12)	First Lien Term Loan	S+ 2.25%	7.86%	7/3/2028	85	86	86	0.02%
Ingram Micro T/L (09/23) TARGET FACILITY	(6) (12)(13)	First Lien Term Loan	S+ 3.00%	8.61%	6/30/2028	875	876	879	0.25%
Keng Acquisition, Inc. (Engage Group Holdings, LLC)	(4) (6) (7)	First Lien Term Loan	S+ 6.25%	11.60%	8/1/2029	2,431	2,395	2,396	0.68%
Keng Acquisition, Inc. (Engage Group Holdings, LLC) (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S+ 6.25%	11.60%	8/1/2029	2,342	296	268	0.08%
Kofile, Inc.	(4)	Subordinated Debt	N/A	10.00% (Cash) 1.75% (PIK)	7/29/2026	10,308	10,308	9,720	2.74%
KRIV Acquisition, Inc	(4) (6)	First Lien Term Loan	S+ 6.50%	11.85%	7/6/2029	5,221	5,081	5,070	1.43%
KRIV Acquisition, Inc (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 6.50%	11.85%	7/6/2029	779	(9)	(23)	(0.01)%
Micronics	(4)	Subordinated Debt	S+ 5.25%	10.00%	2/17/2027	1,880	1,842	1,843	0.52%
OMNIA Partners, LLC (Delayed Draw)	(6) (7) (11)(12)	First Lien Term Loan	S+ 4.25%	9.63%	7/25/2030	129	(1)	1	—%
OMNIA Partners, LLC	(6) (7) (12)	First Lien Term Loan	S+ 4.25%	9.63%	7/25/2030	1,371	1,358	1,381	0.39%
Open Text Corp	(6) (10)(12)(13)	First Lien Term Loan	S+ 2.75%	8.21%	1/31/2030	1,219	1,220	1,223	0.34%
Phaidon International	(4) (6) (10)(13)	First Lien Term Loan	S+ 5.50%	10.96%	8/22/2029	6,538	6,483	6,538	1.84%
Red Dawn SEI Buyer, Inc.	(4)	Subordinated Debt	S+ 8.25%	13.60%	11/26/2026	6,650	6,650	6,650	1.87%
Red Dawn SEI Buyer, Inc. (Incremental)	(4)	Subordinated Debt	S+ 8.50%	13.95%	11/26/2026	3,350	3,350	3,350	0.94%
Tempo Acquisition LLC	(6) (12)(13)	First Lien Term Loan	S+ 2.75%	8.11%	8/31/2028	1,223	1,225	1,230	0.35%
Transit Buyer LLC (dba“Propark”)	(4) (6)	First Lien Term Loan	S+ 6.25%	11.69%	1/31/2029	2,526	2,482	2,518	0.71%
Transit Buyer LLC (dba“Propark”) (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 6.25%	11.69%	1/31/2029	1,157	472	488	0.14%
Trilon Group, LLC	(4) (6)	First Lien Term Loan	S+ 6.25%	11.78%	5/27/2029	596	592	588	0.17%
Trilon Group, LLC	(4) (6)	First Lien Term Loan	S+ 6.25%	11.75%	5/27/2029	2,963	2,938	2,925	0.82%
Trilon Group, LLC (Delayed Draw)	(4) (6)	First Lien Term Loan	S+ 6.25%	11.78%	5/27/2029	2,970	2,970	2,932	0.83%
Trilon Group, LLC (Delayed Draw)	(4) (6)	First Lien Term Loan	S+ 6.25%	11.78%	5/27/2029	397	397	392	0.11%
Total Services: Business							84,946	83,907	23.64%

Services: Consumer
ADPD Holdings, LLC (a/k/a NearU)	(4) (6) (7)	First Lien Term Loan	S+ 6.00%	11.68%	8/16/2028	4,941	4,904	4,618	1.30%
ADPD Holdings, LLC (a/k/a NearU) (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S+ 6.00%	11.68%	8/16/2028	920	—	(60)	(0.02)%
ADPD Holdings, LLC (a/k/a NearU) (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S+ 6.00%	11.68%	8/16/2028	1,000	—	(65)	(0.02)%
A Place for Mom, Inc.	(4) (6)	First Lien Term Loan	S+ 4.50%	9.97%	2/10/2026	6,851	6,851	6,764	1.90%
COP Exterminators Acquisition, Inc.	(4)	Subordinated Debt	N/A	9.00% (Cash) 4.00% (PIK)	1/28/2030	647	630	630	0.18%
COP Exterminators Acquisition, Inc. (Delayed Draw)	(4) (11)	Subordinated Debt	N/A	9.00% (Cash) 4.00% (PIK)	1/28/2030	503	(6)	(13)	—%
Excel Fitness	(4) (6)	First Lien Term Loan	S+ 5.25%	10.75%	4/29/2029	5,925	5,867	5,769	1.63%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(dollar amounts in thousands, including share data)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value	% of Net Assets (5)
Norton Lifelock Inc.	(6) (12)(13)	First Lien Term Loan	S+ 2.00%	7.46%	9/12/2029	467	467	468	0.13%
Legacy Service Partners, LLC (“LSP”)	(4) (6)	First Lien Term Loan	S+ 6.50%	12.00%	1/9/2029	4,065	3,993	4,122	1.16%
Legacy Service Partners, LLC (“LSP”) (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 6.50%	12.00%	1/9/2029	1,894	1,579	1,615	0.46%
Perennial Services, Group, LLC	(4) (6)	First Lien Term Loan	S+ 6.00%	11.49%	9/8/2029	1,693	1,669	1,668	0.47%
Perennial Services, Group, LLC (Delayed Draw)	(4) (6)	First Lien Term Loan	S+ 6.00%	11.49%	9/8/2029	1,515	1,512	1,493	0.42%
Prime Security Services	(6) (12)(13)	First Lien Term Loan	S+ 2.50%	7.84%	10/14/2030	735	728	738	0.21%
Total Services: Consumer							28,194	27,747	7.82%

Sovereign & Public Finance
LMI Consulting, LLC (LMI)	(4) (6)	First Lien Term Loan	S+ 6.50%	11.90%	7/18/2028	734	722	737	0.21%
LMI Consulting, LLC (LMI) (Incremental)	(4) (6)	First Lien Term Loan	S+ 6.50%	11.89%	7/18/2028	2,955	2,874	2,968	0.83%
Total Sovereign & Public Finance							3,596	3,705	1.04%

Telecommunications
Arise Holdings Inc.	(4) (6)	First Lien Term Loan	S+ 4.25%	9.73%	12/9/2025	6,875	6,840	6,452	1.83%
Iridium Satellite LLC	(6) (12)(13)	First Lien Term Loan	S+ 2.50%	7.86%	9/20/2030	1,000	1,002	1,004	0.28%
Mobile Communications America Inc	(4) (6)	First Lien Term Loan	S+ 6.00%	11.35%	10/16/2029	4,537	4,470	4,472	1.26%
Mobile Communications America Inc (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 6.00%	11.35%	10/16/2029	1,463	(11)	(21)	(0.01)%
Total Telecommunications							12,301	11,907	3.36%

Transportation: Cargo
FSK Pallet Holding Corp. (DBA Kamps Pallets)	(4) (6)	First Lien Term Loan	S+ 6.00%	11.53%	12/23/2026	5,925	5,835	5,770	1.62%
Kenco Group, Inc.	(4) (6)	First Lien Term Loan	S+ 5.00%	10.39%	11/15/2029	5,099	5,010	5,099	1.44%
Kenco Group, Inc. (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 5.00%	10.39%	11/15/2029	850	(14)	—	—%
Uber Technologies Inc	(6) (12)(13)	First Lien Term Loan	S+ 2.75%	8.13%	3/3/2030	995	997	998	0.28%
Total Transportation: Cargo							11,828	11,867	3.34%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(dollar amounts in thousands, including share data)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value	% of Net Assets (5)
Transportation: Consumer
Air Canada	(6) (12)(13)	First Lien Term Loan	S+ 3.50%	9.14%	8/11/2028	996	999	1,001	0.28%
American Student Transportaton Partners, Inc	(4)	Subordinated Debt	N/A	10.00% (Cash) 3.50% (PIK)	9/11/2029	1,606	1,564	1,564	0.44%
United Airlines Inc	(6) (12)(13)	First Lien Term Loan	S+ 3.75%	9.22%	4/21/2028	1,245	1,250	1,251	0.36%
Total Transportation: Consumer							3,813	3,816	1.08%

Utilities: Electric
Pinnacle Supply Partners, LLC	(4) (6)	First Lien Term Loan	S+ 6.00%	11.47%	4/3/2030	2,533	2,486	2,515	0.71%
Pinnacle Supply Partners, LLC (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 6.00%	11.47%	4/3/2030	1,455	(12)	(10)	—%
Total Utilities: Electric							2,474	2,505	0.71%

Wholesale
CDI AcquisitionCo, Inc.	(4) (6)	First Lien Term Loan	S+ 4.25%	9.55%	12/24/2024	6,684	6,672	6,679	1.88%
Industrial Service Group (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 5.75%	11.11%	12/7/2028	2,259	238	213	0.06%
INS Intermediate II, LLC (Ergotech Controls, Inc. – d/b/a INS)	(4) (6)	First Lien Term Loan	S+ 6.50%	12.03%	1/20/2029	4,583	4,504	4,590	1.29%
INS Intermediate II, LLC (Ergotech Controls, Inc. – d/b/a INS) (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 6.50%	12.03%	1/20/2029	1,139	(19)	2	—%
ISG Merger Sub, LLC (dba Industrial Service Group)	(4) (6)	First Lien Term Loan	S+ 6.25%	11.60%	12/7/2028	2,454	2,411	2,470	0.70%
ISG Merger Sub, LLC (dba Industrial Service Group) (Delayed Draw)	(4) (6)	First Lien Term Loan	S+ 6.25%	11.60%	12/7/2028	1,277	1,272	1,286	0.36%
New Era Technology, Inc	(4) (6) (7)	First Lien Term Loan	S+ 6.25%	11.78%	10/31/2026	6,723	6,703	6,512	1.84%
Solaray, LLC	(4) (6) (7)	First Lien Term Loan	S+ 6.50%	11.97%	12/15/2025	6,889	6,886	6,399	1.80%
Total Wholesale							28,667	28,151	7.93%

Total Debt Investments							$506,746	$501,812	141.42%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(dollar amounts in thousands, including share data)

Portfolio Company (1) (2)	Footnotes	Investment	Acquisition Date	Share/Unit	Cost	Fair Value	% of Net Assets (5)
Equity Investments
Aerospace & Defense
BPC Kodiak LLC (Turbine Engine Specialist, Inc)	(4) (8) (9) (14)	Class A-1 Units	9/1/2023	1,180,000	$1,180	$1,245	0.35%
Clarity Innovations, Inc.	(4) (8) (9)	Partnership Interests	12/7/2023	77,000	76	77	0.02%
Total Aerospace & Defense					1,256	1,322	0.37%

Banking, Finance, Insurance, Real Estate
Inszone	(4) (8) (9)(13)	Partnership Interests	11/30/2023	80,208	77	80	0.02%
Total Banking, Finance, Insurance, Real Estate					77	80	0.02%

Beverage, Food & Tobacco
Fresh Edge - Common	(4) (8) (9)	Class B Common Units	10/3/2022	454	—	67	0.02%
Fresh Edge - Preferred	(4) (8) (9)	Class A Preferred Units	10/3/2022	454	454	507	0.14%
Marlin Coinvest LP	(4) (8) (9)(13)	Limited Partnership Interests	5/9/2023	200,000	200	236	0.07%
Sugar PPC Holdings LLC	(4) (8) (9)(13)	Parent Units	9/29/2023	2,000	200	200	0.06%
Spice World	(4) (8) (9)	LLC Common Units	3/31/2022	1,000	126	115	0.03%
Tech24	(4) (8) (9)	Company Unit	10/5/2023	200	200	200	0.06%
Total Beverage, Food & Tobacco					1,180	1,325	0.38%

Capital Equipment
EFC Holdings, LLC	(4) (8) (9)(13)	Series A Preferred Units	3/1/2023	114	114	121	0.03%
EFC Holdings, LLC	(4) (8) (9)(13)	Class A Common Units	3/1/2023	114	46	87	0.02%
Total Capital Equipment					160	208	0.05%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(dollar amounts in thousands, including share data)

Portfolio Company (1) (2)	Footnotes	Investment	Acquisition Date	Share/Unit	Cost	Fair Value	% of Net Assets (5)
Chemicals, Plastics & Rubber
SupplyOne, Inc.	(4) (8) (9)	LLC Common Units	3/31/2022	1,000	504	759	0.21%
Total Chemicals, Plastics & Rubber					504	759	0.21%

Construction & Building
Gannett Fleming	(4) (8) (9) (14)	Limited Partnership Interests	12/20/2022	84,949	85	124	0.03%
Gannett Fleming	(4) (8) (9)	Series F Units	5/27/2023	113,901	118	166	0.05%
Trench Plate Rental Co.	(4) (8) (9)	Common Equity	3/31/2022	1,000	127	97	0.03%
Total Construction & Building					330	387	0.11%

Consumer Goods: Non-Durable
RVGD Aggregator LP (Revision Skincare)	(4) (8) (9)	Limited Partnership Interests	3/31/2022	100	98	108	0.03%
Ultima Health Holdings, LLC	(4) (8) (9)	Preferred Units	9/12/2022	11	130	121	0.03%
WCI Holdings LLC	(4) (8) (9)(13)	Class A1 Units	2/6/2023	534,934	535	581	0.16%
Total Consumer Goods: Non-Durable					763	810	0.22%

Containers, Packaging & Glass
Oliver Packaging	(4) (8) (9)	Class A Common Units	7/12/2022	6,710	671	420	0.12%
PG Aggregator, LLC	(4) (8) (9)(13)	LLC Units	3/31/2022	100	109	135	0.04%
Total Containers, Packaging & Glass					780	555	0.16%

Healthcare & Pharmaceuticals
Health Management Associates	(4) (8) (9)	Class A Common Units	3/31/2023	161,953	162	173	0.05%
Total Healthcare & Pharmaceuticals					162	173	0.05%

High Tech Industries
ITSavvy LLC	(4) (8) (9)	Class A Common Units	8/8/2022	119	119	285	0.08%
Total High Tech Industries					119	285	0.08%

Services: Business
BroadcastMed Holdco, LLC	(4) (8)	Series A-3 Preferred Units	10/4/2022	43,679	655	682	0.19%
Class Valuation	(4) (8) (9)	Class A Common Units	12/8/2023	1,038	105	34	0.01%
FCP-Cranium Holdings P/S A	(4) (8) (9)(10)(13)	Class A Common Shares	9/11/2023	375	—	—	—%
FCP-Cranium Holdings, LLC (Brain labs)	(4) (8) (9)(10)(13)	Series A Preferred Shares	9/11/2023	1,026	389	407	0.11%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(dollar amounts in thousands, including share data)

Portfolio Company (1) (2)	Footnotes	Investment	Acquisition Date	Share/Unit	Cost	Fair Value	% of Net Assets (5)
FCP-Cranium Holdings, LLC (Brain labs)	(4) (8) (9)(10)(13)	Series B Preferred Shares	9/11/2023	375	600	600	0.17%
Kofile, Inc.	(4) (8) (9)	Class A-2 Common Units	3/31/2022	100	108	57	0.02%
KRIV Acquisition, Inc	(4) (8) (9)	Class A Units	7/17/2023	200	200	236	0.07%
Smith System	(4) (8) (9)	Common Units	12/13/2023	84,000	84	84	0.03%
Worldwide Clinical Trials	(4) (8) (9)	Class A Interests	12/12/2023	7	74	74	0.02%
Worldwide Clinical Trials	(4) (8) (9)	Series A Preferred	12/12/2023	49	47	49	0.01%
Total Services: Business					2,262	2,223	0.63%

Services: Consumer
ADPD Holdings, LLC (a/k/a NearU)	(4) (7) (8) (9)	Limited Partnership Interests	8/11/2022	1,419	142	91	0.03%
AirX Climate Solutions Company	(4) (8) (9)	Partnership Interests	11/7/2023	96	77	96	0.03%
COP Exterminators Investment, LLC	(4) (8) (9)	Class A Units	7/31/2023	770,000	862	898	0.25%
Legacy Service Partners, LLC (“LSP”)	(4) (8) (9)	Class B Units	1/9/2023	1,963	196	217	0.06%
Perennial Services Investors LLC	(4) (8) (9)(13)	Class A Units	9/8/2023	1,957	196	271	0.08%
Total Services: Consumer					1,473	1,573	0.45%

Sovereign & Public Finance
LMI Renaissance	(4) (8) (9)	Limited Partnership Interests	6/30/2022	109,456	107	237	0.07%
Total Sovereign & Public Finance					107	237	0.07%

Transportation: Consumer
ASTP Holdings Co-Investment LP	(4) (8) (9)	Limited Partnership Interest	6/30/2022	160,609	137	175	0.05%
Total Transportation: Consumer					137	175	0.05%

Utilities: Electric
Pinnacle Supply Partners, LLC	(4) (8) (9)	Subject Partnership Units	4/3/2023	111,875	112	112	0.03%
Total Utilities: Electric					112	112	0.03%

Total Equity Investments					9,422	10,224	2.88%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(dollar amounts in thousands, including share data)

Portfolio Company (1) (2)	Interest Rate	Par Amount/Unit	Cost		Fair Value		% of Net Assets (5)
Cash Equivalents
First American Government Obligations Fund	5.26%	15	$15		$15		—%
U.S. Bank National Association Money Market Deposit Account	4.72%	1,989	1,989		1,989		0.56%
U.S. Bank National Association Money Market Deposit Account	2.05%	5,586	5,586		5,586		1.57%
Total Cash Equivalents			7,590		7,590		2.13%

Total Investments			$523,758	—	$519,626	0	146.43%
____________________
(1)All investments are non-controlled/non-affiliated investments as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act classifies investments based on the level of control that the Fund maintains in a particular portfolio company. As defined in the 1940 Act, a portfolio company is generally presumed to be “non-controlled” when the Fund owns 25% or less of the portfolio company’s voting securities and “controlled” when the Fund owns more than 25% of the portfolio company’s voting securities. The 1940 Act also classifies investments further based on the level of ownership that the Fund maintains in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when the Fund owns less than 5% of a portfolio company’s voting securities and “affiliated” when the Fund owns 5% or more of a portfolio company’s voting securities.
(2)Unless otherwise indicated, issuers of debt and equity held by the Fund are domiciled in the United States.
(3)The majority of the investments bear interest at rates that may be determined by reference to Secured Overnight Financing Rate ("SOFR" or "S"), which reset monthly or quarterly. For each such investment, the Fund has provided the spread over SOFR and the current contractual interest rate in effect at December 31, 2023. As of December 31, 2023, effective rates for 1M S, 3M S, 6M S and 12M S are 5.35%, 5.33%, 5.16% and 4.77%, respectively. Certain investments are subject to a SOFR floor. For fixed rate loans, a spread above a reference rate is not applicable.
(4)Investment valued using unobservable inputs (Level 3). See Note 2 “Significant Accounting Policies - Valuation of Portfolio Investments” for more information.
(5)Percentage is based on net assets of $354,831 as of December 31, 2023.
(6)Denotes that all or a portion of the assets are owned by SPV I (as defined in Note 1 “Organization”). SPV I entered into a senior secured revolving credit facility (the “Bank of America Credit Facility”) on April 19, 2022. The lenders of the Bank of America Credit Facility have a first lien security interest in substantially all of the assets of SPV I. Accordingly, such assets are not available to creditors of the Fund. See Note 6 “Secured Borrowings” for more information.
(7)Investment is a unitranche position.
(8)Security acquired in transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be a “restricted security” under the Securities Act. As of December 31, 2023, the Fund held forty restricted securities with an aggregate fair value of $10,224, or 2.88% of the Fund’s net assets.
(9)Equity investments are non-income producing securities unless otherwise noted.
(10)This portfolio company is not domiciled in the United States. A portfolio company that is not domiciled in the United States is considered a non-qualifying asset under Section 55(a) of the 1940 Act. See Note 3 "Investments" for more information.
(11)Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. See Note 7 "Commitments and Contingencies". The investment may be subject to unused commitment fees.
(12)Investments valued using observable inputs (Level 2), if applicable. See Note 2 “Significant Accounting Policies – Valuation of Portfolio Investments” and Note 4 "Fair Value Measurements" for more information.
(13)The investment is considered as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Fund cannot acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Fund's total assets. As of December 31, 2023, total non-qualifying assets at fair value represented 10.16% of the Fund's total assets calculated in accordance with the 1940 Act.
(14)Represents an investment held through an aggregator vehicle organized as a pooled investment vehicle.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)

1. ORGANIZATION
Nuveen Churchill Private Capital Income Fund (the “Fund”, which refers to either Nuveen Churchill Private Capital Income Fund or Nuveen Churchill Private Capital Income Fund together with its consolidated subsidiaries, as the context may require) is a Delaware statutory trust formed on February 8, 2022. The Fund is a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund has elected, and intends to qualify annually, to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
The Fund’s investment objective is to generate attractive risk-adjusted returns primarily through current income and, secondarily, long-term capital appreciation, by investing in a diversified portfolio of private debt and equity investments in U.S. middle market companies owned by leading private equity firms, which the Fund defines as companies with approximately $10 million to $250 million of earnings before interest, taxes, depreciation and amortization (“EBITDA”). The Fund primarily focuses on investing in U.S. middle market companies with $10 to $100 million in EBITDA, which the Fund considers the core middle market. The Fund primarily invests in first-lien senior secured debt and first-out positions in unitranche loans (collectively “Senior Loan Investments”), as well as junior debt investments, such as second-lien loans, unsecured debt, subordinated debt and last-out positions in unitranche loans (including fixed- and floating-rate instruments and instruments with payment-in-kind income) (“Junior Capital Investments”). Senior Loan Investments and Junior Capital Investments may be originated alongside smaller related common equity positions to the same portfolio companies. The portfolio also will include larger, stand-alone direct equity co-investments in private-equity backed companies that may or may not be originated alongside or separately from Senior Loan Investments and/or Junior Capital Investments to the applicable portfolio company (“Equity Co-Investments”). The Fund targets an investment portfolio consisting, directly or indirectly, of 75% to 90% in Senior Loan Investments, 5% to 25% in Junior Capital Investments and up to 10% in Equity Co-Investments. To support the Fund’s share repurchase program (as discussed further in Note 8), the Fund also will invest 5% to 10% of its assets in cash and cash equivalents, liquid fixed-income securities (including broadly syndicated loans) and other liquid credit instruments (“Liquid Investments”).
Churchill PCIF Advisor LLC (the “Adviser” or “PCIF Adviser”), a wholly owned subsidiary of Churchill Asset Management LLC (“Churchill”), serves as the Fund’s investment adviser. The Adviser is responsible for the overall management of the Fund’s activities and has delegated substantially all of its daily portfolio management obligations to Churchill pursuant to a sub-advisory agreement. Churchill is an indirect subsidiary of Nuveen, LLC (“Nuveen”), the investment management division of TIAA (as defined below). The Adviser and Churchill also have engaged Nuveen Asset Management, LLC (“Nuveen Asset Management”, and together with Churchill, “Sub-Advisers”), acting through its leveraged finance division, to manage certain of its Liquid Investments (as defined below), subject to the pace and amount of investment activity in the middle market investment program, pursuant to a sub-advisory agreement. See Note 5, Related Party Transactions.
The Fund was established by Teachers Insurance and Annuity Association of America (“TIAA”), the ultimate parent of Churchill and Nuveen, and operated as a wholly owned subsidiary of TIAA until the Escrow Break Date (as defined below). On March 30, 2022, TIAA purchased 40 shares of the Fund’s Class I shares at $25.00 per share.
NCPIF SPV I LLC (“SPV I”), NCPIF Equity Holdings LLC (“Equity Holdings”), NCPCIF SPV II, LLC (“SPV II”), and NCPCIF SPV III, LLC (“SPV III”) were formed on February 25, 2022, April 1, 2022, June 6, 2024, and July 8, 2024, respectively. Each of SPV I, Equity Holdings, SPV II, and SPV III is a wholly owned subsidiary of the Fund and is consolidated in these consolidated financial statements commencing from the date of its formation. SPV I commenced operations on March 31, 2022 upon receipt of the contribution of portfolio investments from TIAA to the Fund (as discussed further in Note 8). On July 16, 2024, the Fund completed a term debt securitization and, in connection therewith, SPV I changed its name to Churchill NCPCIF CLO-I LLC (“CLO-I”). See Note 6. The Fund has consolidated its investment in CLO-I in accordance with its consolidation policy discussed in Note 2.
The Fund is offering on a continuous basis up to $2.5 billion of any combination of three classes of common shares of beneficial interest (“Common Shares”), Class S shares, Class D shares and Class I shares. On May 17, 2022, the Securities and Exchange Commission (the “SEC”) granted an exemptive order permitting the Fund to offer multiple classes of Common Shares and to impose varying sales loads, asset-based service and/or distribution fees and early withdrawal fees. The share classes have different ongoing shareholder servicing and/or distribution fees. None of the share classes being offered will have early withdrawal fees. The purchase price per share for each class of Common Shares will equal the Fund’s net asset value (“NAV”) per share as of the effective date of the monthly share purchase date. Nuveen Securities, LLC (the “Intermediary Manager”) will use its best efforts to sell Common Shares, but is not obligated to purchase or sell any specific amount of Common Shares in the offering. As of June 1, 2023

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)
(the “Escrow Break Date”), the Fund had satisfied the minimum offering requirement and the Fund’s Board of Trustees (the “Board”) authorized the release of proceeds from escrow.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company for the purposes of accounting and financial reporting in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC 946”), and pursuant to Regulation S-X. In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair statement of the consolidated financial statements for the period presented, have been included. U.S. GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value unless otherwise disclosed herein.
Consolidation
As provided under ASC 946, the Fund will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Fund. Accordingly, the consolidated financial statements include the accounts of the Fund and its wholly owned subsidiaries, CLO-I (formerly known as SPV I), Equity Holdings, SPV II, and SPV III. All significant intercompany balances and transactions have been eliminated.
Use of Estimates
The preparation of consolidated financial statements in conformity with U.S. GAAP requires the Fund to make estimates based on assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Cash, Restricted Cash and Cash Equivalents
Cash and restricted cash represent cash deposits held at financial institutions, which at times may exceed U.S. federally insured limits. Cash equivalents include short-term highly liquid investments, such as money market funds, that are readily convertible to cash and have original maturities of three months or less. Cash, restricted cash and cash equivalents are carried at cost, which approximates fair value. As of September 30, 2024, the Fund did not hold any restricted cash.
Valuation of Portfolio Investments
Investments are valued in accordance with the fair value principles established by FASB ASC Topic 820, Fair Value Measurement (“ASC Topic 820”), and in accordance with the 1940 Act. ASC Topic 820’s definition of fair value focuses on the amount that would be received to sell the asset or paid to transfer the liability in the principal or most advantageous market, and prioritizes the use of market-based inputs (observable) over entity-specific inputs (unobservable) within a measurement of fair value.
ASC Topic 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC Topic 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings, and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC Topic 820, these inputs are summarized in the three levels listed below:
•Level 1 — Valuations are based on unadjusted, quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.
•Level 2 — Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•Level 3 — Valuations are based on inputs that are unobservable and significant to the overall fair value measurement.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
Active, publicly traded instruments are classified as Level 1 and their values are generally based on quoted market prices, even if both the market’s normal daily trading volume is not sufficient to absorb the quantity held and placing orders to sell the position in a single transaction might affect the quoted price.
Fair value is generally determined as the price that would be received for an investment in a current sale, which assumes an orderly market is available for the market participants at the measurement date. If available, fair value of investments is based on directly observable market prices or on market data derived from comparable assets. The Fund’s valuation policy considers the fact that no ready market may exist for many of the securities in which it invests and that fair value for its investments must be determined using unobservable inputs.
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund's valuation designee (the “Valuation Designee”) to determine the fair value of the Fund's investments that do not have readily available market quotations, effective beginning with the fiscal quarter ended March 31, 2023. Pursuant to the Fund's valuation policy approved by the Board, a valuation committee comprised of employees of the Adviser (the “Valuation Committee”) is responsible for determining the fair value of the Fund's assets for which market quotations are not readily available, subject to the oversight of the Board.
With respect to investments for which market quotations are not readily available (Level 3), the Valuation Designee, subject to the oversight of the Board as described below, undertakes a multi-step valuation process each quarter, as follows:
i.the quarterly valuation process begins with each portfolio company or investment being initially valued by either the professionals of the applicable investment team that are responsible for the portfolio investment or an independent third-party valuation firm;
ii.to the extent that an independent third-party valuation firm has not been engaged by, or on behalf of, the Board to value 100% of the portfolio, then at a minimum, an independent third-party valuation firm will be engaged by, or on behalf of, the Fund will provide positive assurance of the portfolio each quarter (such that each investment is reviewed by a third-party valuation firm at least once on a rolling 12-month basis and each watch-list investment will be reviewed each quarter), including a review of management’s preliminary valuation and recommendation of fair value;
iii.the Valuation Committee then reviews and discusses the valuations with any input, where appropriate, from the independent third-party valuation firm(s), and determine the fair value of each investment in good faith based on the Fund’s valuation policy, subject to the oversight of the Board; and
iv.the Valuation Designee provides the Board with the information relating to the fair value determination pursuant to the Fund's valuation policy in connection with each quarterly Board meeting and discusses with the Board its determination of the fair value of each investment in good faith.
The Valuation Designee makes this fair value determination on a quarterly basis and in such other instances when a decision regarding the fair value of the portfolio investments is required. Factors considered by the Valuation Designee as part of the valuation of investments include each portfolio company’s credit ratings/risk, current and projected earnings, current and expected leverage, ability to make interest and principal payments, liquidity, compliance with applicable loan covenants, and price to earnings (or other financial) ratios and those of comparable companies, as well as the estimated remaining life of the investment and current market yields and interest rate spreads of similar securities as of the measurement date. Other factors taken into account include changes in the interest rate environment and credit markets that may affect the price at which similar investments would trade. The Valuation Designee may also base its valuation of an investment on recent transactions of investments and securities with similar structure and risk characteristics. The Valuation Designee obtains market data from its ongoing investment purchase efforts, in addition to monitoring transactions that have closed or are disclosed in industry publications. External information may include (but is not limited to) observable market data derived from the U.S. loan and equity markets. As part of compiling market data as an indication of current market conditions, management may utilize third-party sources.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)
When determining NAV as of the last day of a month that is not also the last day of a calendar quarter, the Adviser updates the value of securities with “readily available market quotations” (as defined in Rule 2a-5 under the 1940 Act) to the most recent market quotation. For securities without readily available market quotations, the Adviser generally values such assets at the most recent quarterly valuation unless the Adviser determines that a significant observable change has occurred since the most recent quarter end with respect to the investment (which determination may be as a result of a material event at a portfolio company, material change in market spreads, secondary market transaction in the securities of an investment or otherwise). If the Adviser determines such a change has occurred with respect to one or more investments, the Adviser will determine whether to update the value for each relevant investment.
The values assigned to investments are based on available information and may fluctuate from period to period. In addition, such values do not necessarily represent the amount that ultimately might be realized upon a portfolio investment's sale. Due to the inherent uncertainty of valuation, the estimated fair value of an investment may differ from the value that would have been used had a ready market for the security existed, and the difference could be material.
The Board is responsible for overseeing the Valuation Designee’s process for determining the fair value of the Fund’s assets for which market quotations are not readily available, taking into account the Fund’s valuation risks. To facilitate the Board’s oversight of the valuation process, the Valuation Designee provides the Board with quarterly reports, annual reports, and prompt reporting of material matters affecting the Valuation Designee’s determination of fair value. As part of the Board’s oversight role, the Board may request and review additional information to be informed of the Valuation Designee’s process for determining the fair value of the Fund's investments.
Investment Transactions and Revenue Recognition
Investment transactions are recorded on the applicable trade date. Any amounts related to purchases, sales and principal paydowns that have traded, but not settled, are reflected as either a receivable for investments sold or payable for investments purchased on the consolidated statements of assets and liabilities. Realized gains or losses are measured by the difference between the net proceeds received and the cost basis of the investment using the specific identification method without regard to unrealized appreciation or depreciation previously recognized and are included as net realized gain (loss) on investments in the consolidated statements of operations. Net change in unrealized appreciation (depreciation) on investments is recognized in the consolidated statements of operations and reflects the period-to-period change in fair value and cost of investments, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.
Interest income, including amortization of premium and accretion of discount on loans, and expenses are recorded on the accrual basis. The Fund accrues interest income if it expects that ultimately it will be able to collect such income.
The Fund may have loans in its portfolio that contain payment-in-kind (“PIK”) income provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. If at any point the Fund believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest is generally reversed through PIK income. This non-cash source of income is included when determining what must be paid out to shareholders in the form of distributions in order for the Fund to maintain its tax treatment as a RIC, even though the Fund has not yet collected cash. For the three and nine months ended September 30, 2024, the Fund earned $1,229 and $3,127, respectively, in PIK income, representing 4.36% and 4.87% of total investment income, respectively. For the three and nine months ended September 30, 2023, the Fund earned $573 and $1,647, respectively, in PIK income, representing 4.70% and 4.91% of total investment income, respectively.
Dividend income on preferred equity securities is recorded on the accrual basis to the extent that such amounts are payable by the portfolio companies and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. For the three and nine months ended September 30, 2024, the Fund earned $6 and $65, respectively, in dividend income. For the three and nine months ended September 30, 2023, the Fund earned $17 and $115, respectively, in dividend income.
Other income may include income such as consent, waiver, amendment, unused, and prepayment fees associated with the Fund’s investment activities, as well as any fees for managerial assistance services rendered by the Fund to its portfolio companies. Such fees are recognized as income when earned or the services are rendered. For the three and nine months ended September 30, 2024, the Fund earned other income of $163 and $578, respectively, primarily related to amendment fees. For the three and nine months ended September 30, 2023, the Fund earned other income of $100 and $131, respectively, primarily related to prepayment fees.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)
Loans are generally placed on non-accrual status when a payment default occurs on a loan in the portfolio, or if management otherwise believes that the issuer of the loan will not be able to make contractual interest payments or principal payments. The Fund will cease recognizing interest income on that loan until all principal and interest is current through payment, or until a restructuring occurs such that the interest income is deemed to be collectible. However, the Fund remains contractually entitled to this interest. The Fund may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. Accrued interest is written-off when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. As of September 30, 2024 and December 31, 2023, there were no loans in the Fund's portfolio on non-accrual status.
Deferred Financing Costs
Deferred financing costs include capitalized expenses related to the closing or amendments of borrowings. Amortization of deferred financing costs is computed on the straight-line basis over the term of the borrowings. The amortization of such costs is included in interest and debt financing expenses in the accompanying consolidated statements of operations. The unamortized balance of such costs is included as a direct deduction from the related liability in the accompanying consolidated statements of assets and liabilities.
Allocation of Income, Expenses, Gains and Losses
Income, expenses (other than those attributable to a specific class), gains and losses are allocated to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses attributable to a specific class are charged against the operations of that class.
Organization and Offering Costs

Organization costs consist of primarily legal, incorporation and accounting fees incurred in connection with the organization of the Fund. Organization costs are expensed as incurred and are shown in the Fund's consolidated statements of operations. Refer to Note 5 for further details on the Expense Support Agreement.
Offering costs consist primarily of fees and expenses incurred in connection with the offering of Common Shares, as well as legal, printing and other costs associated with the preparation and filing of the registration statements and offering materials. Offering costs are recognized as a deferred charge, amortized on a straight-line basis over 12 months and are shown in the Fund's consolidated statements of operations. For the three and nine months ended September 30, 2024, offering costs of $76 and $324, respectively, were incurred, and $130 and $445, respectively, were amortized and recognized as offering costs on the consolidated statements of operations, and covered under the Expense Support Agreement. For the three and nine months ended September 30, 2023, offering costs of $326 and $660, respectively, were incurred, and $187 and $468, respectively, were amortized and recognized as offering costs on the consolidated statements of operations, and covered under the Expense Support Agreement. Refer to Note 5 for further details on the Expense Support Agreement.
Income Taxes
For U.S. federal income tax purposes, the Fund has elected, and intends to qualify annually, to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. In order to qualify as a RIC, the Fund must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Fund is generally required to pay U.S. federal income taxes only on the portion of its taxable income and capital gains it does not distribute.
The minimum distribution requirements applicable to RICs generally require the Fund to distribute to its shareholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year. Depending on the level of ICTI earned in a tax year, the Fund may choose to carry forward ICTI in excess of current year distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.
In addition, based on the excise distribution requirements, the Fund is subject to a 4% nondeductible U.S. federal excise tax on undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ended October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to U.S. federal income tax is considered to have been distributed. The Fund intends to timely distribute to our shareholders substantially all of our annual taxable income for each year, except that the Fund may retain certain net capital gains for reinvestment and, depending upon the level of taxable income earned in a year, we may choose to carry forward ICTI for distribution in the following year and pay any applicable U.S. federal excise tax.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)
The Fund evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely than not” to be sustained by the applicable tax authority. Each of CLO-I (formerly SPV I), SPV II, and SPV III is a disregarded entity for tax purposes and will be consolidated with the tax return of the Fund. Equity Holdings has elected to be classified as a corporation for U.S. federal income tax purposes. All penalties and interest associated with income taxes, if any, are included in income tax expense. For the three and nine months ended September 30, 2024 and 2023, the Fund did not incur any excise tax expense.
Dividends and Distributions to Common Shareholders
The Fund has declared distributions each month beginning in September 2022 through the date of this Quarterly Report on Form 10-Q, and expects to continue to pay regular monthly distributions to the extent the Fund has taxable income. Distributions to shareholders are recorded on the record date. The amount to be distributed to shareholders is determined by the Board and is generally based upon the taxable earnings estimated by management and available cash. Net realized capital gains, if any, will generally be distributed at least annually, although the Fund may decide to retain such capital gains for investment. Although the gross distribution per share is generally equivalent for each share class, the net distribution for each share class is reduced for any class specific expenses, including distribution and shareholder servicing fees, if any.
Functional Currency
The functional currency of the Fund is the U.S. Dollar and all transactions were in U.S. Dollars.
Recent Accounting Pronouncement
In November 2023, the FASB issued ASU No. 2023-07, Segment Reporting (Topic 280), which improves reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. The amendments are effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024. The Fund does not expect this guidance to impact its consolidated financial statements.
In December 2023, the FASB issued ASU 2023-09 “Income Taxes (Topic 740): Improvements to Income Tax Disclosures,” (“ASU 2023-09”). ASU 2023-09 requires additional disaggregated disclosures on the entity’s effective tax rate reconciliation and additional details on income taxes paid. ASU 2023-09 is effective on a prospective basis, with the option for retrospective application, for annual periods beginning after December 15, 2024, with early adoption permitted. The Fund does not expect the adoption of ASU 2023-09 to have a material impact on its consolidated financial statements.

3. INVESTMENTS
The composition of the Fund’s investment portfolio at cost and fair value was as follows:

	September 30, 2024			December 31, 2023
	Amortized Cost	Fair Value	% of Fair Value	Amortized Cost	Fair Value	% of Fair Value
First-Lien Debt	$1,000,323	$994,709	89.84%	$402,858	$399,882	78.10%
Subordinated Debt (1)	97,329	95,472	8.62%	103,888	101,930	19.90%
Equity Investments	15,702	17,005	1.54%	9,422	10,224	2.00%
Total	$1,113,354	$1,107,186	100.00%	$516,168	$512,036	100.00%
Largest portfolio company investment	$21,039	$21,497	1.94%	$10,731	$10,986	2.15%
Average portfolio company investment	$4,698	$4,672	0.42%	$3,246	$3,220	0.63%
_______________
(1)As of September 30, 2024, Subordinated Debt is comprised of second lien term loans and/or second lien notes of $39,478, mezzanine debt of $54,951 and structured debt of $1,043 at fair value, and second lien term loans and/or second lien notes of $40,914, mezzanine debt of $55,372 and structured debt of $1,043 at amortized cost. As of December 31, 2023, Subordinated Debt is comprised of second lien term loans and/or second lien notes of $52,170 and mezzanine debt of $49,760 at fair value, and second lien term loans and/or second lien notes of $53,365 and mezzanine debt of $50,523 at amortized cost.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)
The industry composition of our portfolio as a percentage of fair value as of September 30, 2024 and December 31, 2023 was as follows:

Industry	September 30, 2024	December 31, 2023
Aerospace & Defense	1.46%	2.07%
Automotive	1.44%	1.10%
Banking, Finance, Insurance, Real Estate	4.29%	1.49%
Beverage, Food & Tobacco	6.85%	10.39%
Capital Equipment	7.32%	4.28%
Chemicals, Plastics & Rubber	2.32%	3.80%
Construction & Building	6.55%	4.78%
Consumer Goods: Durable	1.93%	3.76%
Consumer Goods: Non-durable	3.54%	5.97%
Containers, Packaging & Glass	1.54%	3.49%
Energy: Electricity	1.97%	0.43%
Energy: Oil & Gas	0.87%	3.08%
Environmental Industries	3.90%	3.04%
Forest Products & Paper	0.06%	—%
Healthcare & Pharmaceuticals	9.57%	10.08%
High Tech Industries	9.82%	4.81%
Hotel, Gaming & Leisure	0.33%	0.44%
Media: Advertising, Printing & Publishing	0.89%	1.33%
Media: Broadcasting & Subscription	0.53%	0.80%
Media: Diversified & Production	0.47%	—%
Metals & Mining	0.24%	0.10%
Retail	0.02%	—%
Services: Business	16.18%	16.82%
Services: Consumer	4.78%	5.73%
Sovereign & Public Finance	0.59%	0.77%
Telecommunications	2.88%	2.33%
Transportation: Cargo	3.06%	2.32%
Transportation: Consumer	1.48%	0.78%
Utilities: Electric	2.17%	0.51%
Utilities: Water	0.70%	—%
Wholesale	2.25%	5.50%
Total	100.00%	100.00%

The geographic composition of investments at cost and fair value was as follows:

	September 30, 2024
	Cost	Fair Value	% of Total Investments at Fair Value	Fair Value as % of Net Assets
United States	$1,052,507	$1,046,456	94.51%	134.76%
Canada	21,572	21,543	1.95%	2.77%
Germany	19,615	19,568	1.77%	2.52%
Luxembourg	8,249	8,227	0.74%	1.06%
United Kingdom	7,218	7,202	0.65%	0.93%
Netherlands	2,773	2,769	0.25%	0.36%
Ireland	1,420	1,421	0.13%	0.18%
	$1,113,354	$1,107,186	100.00%	142.58%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)

	December 31, 2023
	Cost	Fair Value	% of Total Investments at Fair Value	Fair Value as % of Net Assets
United States	$496,774	$492,518	96.19%	138.80%
Canada	6,374	6,376	1.25%	1.80%
United Kingdom	9,045	9,139	1.78%	2.58%
Ireland	1,741	1,750	0.34%	0.49%
Luxembourg	1,255	1,255	0.25%	0.35%
Netherlands	979	998	0.19%	0.28%
	$516,168	$512,036	100.00%	144.30%

As of September 30, 2024 and December 31, 2023, on a fair value basis, 92.32% and 84.74%, respectively, of the Fund’s debt investments bore interest at a floating rate and 7.68% and 15.26%, respectively, of the Fund’s debt investments bore interest at a fixed rate.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)
4. FAIR VALUE MEASUREMENTS
Fair Value Disclosures
The following table presents fair value measurements of investments, by major class as of September 30, 2024 and December 31, 2023, according to the fair value hierarchy:

As of September 30, 2024	Level 1	Level 2	Level 3	Total
Assets:
First-Lien Debt	$—	$258,310	$736,399	$994,709
Subordinated Debt (1)	—	—	95,472	95,472
Equity Investments	—	—	17,005	17,005
Cash Equivalents	26,538	—	—	26,538
Total	$26,538	$258,310	$848,876	$1,133,724
_______________
(1)Subordinated Debt is further comprised of second lien term loans and/or second lien notes of $39,478, mezzanine debt of $54,951, and structured debt of $1,043.

As of December 31, 2023	Level 1	Level 2	Level 3	Total
Assets:
First-Lien Debt	$—	$45,486	$354,396	$399,882
Subordinated Debt (1)	—	—	101,930	101,930
Equity Investments	—	—	10,224	10,224
Cash Equivalents	7,590	—	—	7,590
Total	$7,590	$45,486	$466,550	$519,626
_______________
(1)Subordinated Debt is further comprised of second lien term loans and/or second lien notes of $52,170 and mezzanine debt of $49,760.
The following tables provide a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the following periods:

	As of and for the Three Months Ended September 30, 2024
	First-Lien Debt	Subordinated Debt	Equity Investments	Total
Balance as of June 30, 2024	$561,207	$96,857	$14,442	$672,506
Purchase of investments	226,079	10,762	2,534	239,375
Proceeds from principal repayments and sales of investments	(38,828)	(13,937)	—	(52,765)
Payment-in-kind interest	220	995	—	1,215
Amortization of premium/accretion of discount, net	214	69	—	283
Net realized gain (loss) on investments	329	—	—	329
Net change in unrealized appreciation (depreciation) on investments	(394)	726	29	361
Transfers out of Level 3 (1)	(24,089)	—	—	(24,089)
Transfers to Level 3 (1)	11,661	—	—	11,661
Balance as of September 30, 2024	$736,399	$95,472	$17,005	$848,876

Net change in unrealized appreciation (depreciation) on non-controlled/non-affiliated company investments still held as of September 30, 2024	$(376)	$726	$29	$379

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)

	As of and for the Nine Months Ended September 30, 2024
	First-Lien Debt	Subordinated Debt	Equity Investments	Total
Balance as of January 1, 2024	$354,396	$101,930	$10,224	$466,550
Purchase of investments	470,602	17,645	7,087	495,334
Proceeds from principal repayments and sales of investments	(75,620)	(27,052)	(777)	(103,449)
Payment-in-kind interest	566	2,561	—	3,127
Amortization of premium/accretion of discount, net	(1,211)	212	—	(999)
Net realized gain (loss) on investments	511	74	(30)	555
Net change in unrealized appreciation (depreciation) on investments	(1,820)	102	501	(1,217)
Transfers out of Level 3 (1)	(11,025)	—	—	(11,025)
Balance as of September 30, 2024	$736,399	$95,472	$17,005	$848,876

Net change in unrealized appreciation (depreciation) on non-controlled/non-affiliated company investments still held as of September 30, 2024	$(1,738)	$128	$794	$(816)
________________
(1) Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. For the three and nine months ended September 30, 2024, transfers between Level 3 and Level 2 were a result of changes in the observability of significant inputs for certain portfolio companies.

	As of and for the Three Months Ended September 30, 2023
	First-Lien Debt	Subordinated Debt	Equity Investments	Total
Balance as of June 30, 2023	$294,555	$89,541	$5,490	$389,586
Purchase of investments	28,637	4,509	3,763	36,909
Proceeds from principal repayments and sales of investments	(11,251)	—	—	(11,251)
Payment-in-kind interest	—	447	—	447
Amortization of premium/accretion of discount, net	67	47	—	114
Net realized gain (loss) on investments	75	—	—	75
Net change in unrealized appreciation (depreciation) on investments	34	207	75	316
Transfers out of Level 3 (1)	(1,802)	—	—	(1,802)
Balance as of September 30, 2023	$310,315	$94,751	$9,328	$414,394

Net change in unrealized appreciation (depreciation) on non-controlled/non-affiliated company investments still held as of September 30, 2023	$53	$207	$75	$335

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)

	As of and for the Nine Months Ended September 30, 2023
	First-Lien Debt	Subordinated Debt	Equity Investments	Total
Balance as of December 31, 2022	$249,668	$93,808	$4,338	$347,814
Purchase of investments	75,150	9,976	5,312	90,438
Proceeds from principal repayments and sales of investments	(14,041)	(10,212)	(392)	(24,645)
Payment-in-kind interest	—	1,521	—	1,521
Amortization of premium/accretion of discount, net	412	185	—	597
Net realized gain (loss) on investments	90	311	291	692
Net change in unrealized appreciation (depreciation) on investments	(964)	(838)	(221)	(2,023)
Balance as of September 30, 2023	$310,315	$94,751	$9,328	$414,394

Net change in unrealized appreciation (depreciation) on non-controlled/non-affiliated company investments still held as of September 30, 2023	$(905)	$(514)	$(45)	$(1,464)
________________
(1) Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. For the three and nine months ended September 30, 2023, transfers into Level 3 from Level 2 were a result of changes in the observability of significant inputs for one portfolio company.
Significant Unobservable Inputs
ASC Topic 820 requires disclosure of quantitative information about the significant unobservable inputs used in the valuation of assets and liabilities classified as Level 3 within the fair value hierarchy. The valuation techniques and significant unobservable inputs used in Level 3 fair value measurements of assets as of September 30, 2024 and December 31, 2023 were as follows:

Investment Type	Fair Value at September 30, 2024	Valuation Techniques	Unobservable Inputs	Ranges		Weighted Average
First-Lien Debt	$535,658	Yield Method	Implied Discount Rate	6.09%	17.23%	9.23%
First-Lien Debt	3,556	Market Approach	EBITDA Multiple	8.00x	8.00x	8.00x
Subordinated Debt	87,520	Yield Method	Implied Discount Rate	11.57%	26.00%	15.87%
Equity Investments	13,886	Market Approach	EBITDA Multiple	8.00x	22.00x	12.93x
Equity Investments	187	Market Approach	ARR Multiple	7.75x	7.75x	7.75x
Equity Investments	646	Yield Method	Implied Discount Rate	8.36%	16.06%	13.50%
Total	$641,453
First Lien Debt in the amount of $197,185, Subordinated Debt in the amount of $7,952, and equity investments in the amount of $2,286 at September 30, 2024 have been excluded from the table above as the investments are valued using recent transaction price.

Investment Type	Fair Value at December 31, 2023	Valuation Techniques	Unobservable Inputs	Ranges		Weighted Average
First-Lien Debt	$282,615	Yield Method	Implied Discount Rate	6.13%	16.48%	10.88%
First-Lien Debt	3,166	Market Approach	EBITDA Multiple	7.50x	7.50x	7.50x
Subordinated Debt	100,086	Yield Method	Implied Discount Rate	11.57%	20.63%	13.96%
Equity Investments	8,779	Market Approach	EBITDA Multiple	8.50x	19.50x	11.49x
Equity Investments	57	Market Approach	EBITDA Multiple	9.00x	9.00x	9.00x
		Market Approach	ARR Multiple	3.50x	3.50x	3.50x
Equity Investments	528	Yield Method	Implied Discount Rate	8.36%	15.16%	8.35%
Total	$395,231
First Lien Debt in the amount of $68,615, Subordinated Debt in the amount of $1,844, and equity investments in the amount of $860 at December 31, 2023 have been excluded from the table above as the investments are valued using recent transaction price.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)
Debt investments are generally valued using the yield method. Under the yield method, a price is ascribed for each investment based upon an assessment of current and expected market yields for similar investments and risk profiles. Additional consideration is given to the expected life, portfolio company performance since close, and other terms and risks associated with an investment. Among other factors, a determinant of risk is the amount of leverage used by the portfolio company relative to its total enterprise value, and the rights and remedies of the Fund’s investment within the portfolio company’s capital structure. Debt investments may also be valued using a market approach, The market approach utilizes market value (EBITDA) multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. Certain factors are considered when selecting the appropriate companies whose multiples are used in the valuation. These factors may include the type of organization, similarity to the business being valued and relevant risk factors, as well as size, profitability and growth expectations. A recent transaction, if applicable, also may be factored into the valuation if the transaction price is believed to be an indicator of value.
Equity investments are generally valued using a market approach, which utilizes market value multiples (EBITDA or revenue) of publicly traded comparable companies and available precedent sales transactions of comparable companies. The selected multiple is used to estimate the enterprise value of the underlying investment.
The significant unobservable input used in the yield method is a discount rate based on comparable market yields. Significant increases in discount rates in isolation would result in a significantly lower fair value measurement. The significant unobservable input used in the market approach is the performance multiple, which may include a revenue multiple, EBITDA multiple, or forward-looking metrics. The multiple is used to estimate the enterprise value of the underlying investment. An increase or decrease in the multiple would result in an increase or decrease, respectively, in the fair value. A recent transaction, if applicable, may also be factored into the valuation if the transaction price is believed to be an indicator of value.
Alternative valuation methodologies may be used as deemed appropriate for debt or equity investments, and may include, but are not limited to, a market approach, income approach, or liquidation (recovery) approach.
Weighted average inputs are calculated based on the relative fair value of the investments.
Financial Instruments disclosed but not carried at fair value
The fair value of the Fund’s Bank of America Credit Facility, which would be categorized as Level 3 within the fair value hierarchy, approximates its carrying values. Such fair value measurement was based on significant inputs not observable and thus represent Level 3 measurements. The fair value of the 2024 Debt (as defined in Note 6) were based on market quotation(s) received from broker/dealer(s). The fair value measurement was based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly and thus represent Level 2 measurements. The carrying value and fair value of the Fund’s debt obligations were as follows:

	September 30, 2024		December 31, 2023
	Carrying Value	Fair Value	Carrying Value	Fair Value
Bank of America Credit Facility	$42,500	$42,500	$165,750	$165,750
2024 Debt	306,000	306,384	—	—
Total	$348,500	$348,884	$165,750	$165,750

5. RELATED PARTY TRANSACTIONS
Advisory Agreement
On March 31, 2022, the Fund entered into an investment advisory agreement with Churchill (as amended on August 3, 2022, January 10, 2023, and August 2, 2023, the “Prior Advisory Agreement”). The Board, including all of the trustees who are not “interested persons” (as defined under Section 2(a)(19) of the 1940 Act) of the Fund (the “Independent Trustees”), approved the Prior Advisory Agreement in accordance with, and on the basis of an evaluation satisfactory to such trustees as required by the 1940 Act. On May 28, 2024, the Fund’s shareholders approved a new investment advisory agreement (the “Advisory Agreement”), which became effective immediately. On February 20, 2024, the Board, including all of the Independent Trustees, approved the Advisory Agreement in accordance with, and on the basis of an evaluation satisfactory to such trustees as required by the 1940 Act.
In connection with an internal reorganization of Churchill with respect to the advisory services being provided to the Fund, PCIF Adviser will serve as the Fund’s investment adviser, rather than Churchill. PCIF Adviser is responsible for the overall management of the Fund’s activities under the Advisory Agreement, and has delegated substantially all of its daily portfolio management obligations as set forth in the Advisory Agreement to Churchill pursuant to the CAM Sub-Advisory Agreement (as

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)
described below). Notwithstanding the foregoing, there will be no changes to the advisory services provided to the Fund (including no changes in the personnel providing the advisory services). The Advisory Agreement is identical to the Prior Advisory Agreement except the initial term will begin upon the effective date of the Advisory Agreement.
The Advisory Agreement will remain in effect for a period of two years from its effective date, May 28, 2024 and will remain in effect from year-to-year thereafter if approved annually by the Board or by the affirmative vote of the holders of a majority of our outstanding voting securities and, in each case, a majority of the Independent Trustees. The Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act, by the Adviser and may be terminated by the Adviser without penalty upon not less than 120 days’ written notice to the Fund, or by the Fund without penalty upon not less than 60 days’ written notice to the Adviser.
On April 29, 2024, the Fund entered into a management and incentive fee waiver agreement (the “Prior Fee Waiver Agreement”) with Churchill, pursuant to which Churchill has agreed to extend the term of the initial fee waiver under the Prior Advisory Agreement, and (a) waive 50% of the management fee payable to Churchill and (b) waive 100% of the incentive fee based on income payable to Churchill for the period beginning June 1, 2024 until December 31, 2024. In connection with entering into the Advisory Agreement, on May 28, 2024, the Fund entered into a new management and incentive fee waiver agreement (the “Fee Waiver Agreement”) with the Adviser, pursuant to which the Adviser has agreed to continue to waive the management fee and the incentive fee on income pursuant to the same terms and for the same period set forth in the Prior Fee Waiver Agreement. For the avoidance of doubt, the Fee Waiver Agreement does not amend the calculation of the management fee or the incentive fee based on income as set forth in the Advisory Agreement. Other than the waiver contemplated by the Fee Waiver Agreement, the terms of the Advisory Agreement will remain in full force and effect.
Base Management Fee
The management fee is payable monthly in arrears at an annual rate of 0.75% of the value of the Fund’s net assets as of the beginning of the first calendar day of the applicable month. For the first calendar month in which the Fund has operations, net assets will be measured using the beginning net assets as of the Escrow Break Date. In addition, the Adviser has agreed to waive 100% of its management fee until June 1, 2024, the expiry of twelve months from the Escrow Break Date, and 50% of the management fee for the period from June 1, 2024 through December 31, 2024.
For the three and nine months ended September 30, 2024, base management fees earned were $1,404 and $3,177, respectively, out of which $703 and $2,257 were waived by the Adviser, respectively. As of September 30, 2024, $702 was payable to the Adviser related to management fees. For the three and nine months ended September 30, 2023, base management fees earned were $547 and $712, respectively, all of which were voluntarily waived by the Adviser. As of September 30, 2023, no amounts were payable to the Adviser related to management fees.
Incentive Fee
The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not: (i) incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.
Incentive Fee Based on Income
The portion based on income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus our operating expenses accrued for the quarter (including the management fee, expenses payable under the Administration Agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees).

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)
Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that has not yet been received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments (as discussed further below) are also excluded from Pre-Incentive Fee Net Investment Income Returns.
Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.50% per quarter (6% annualized).
The Fund will pay the Adviser an incentive fee quarterly in arrears with respect to Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:
•No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which our Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.50% per quarter (6% annualized);
•100% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.76% (7.06% annualized). The Fund refers to this portion of Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.76%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 15% of our Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.76% in any calendar quarter; and
•15% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.76% (7.06% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 15% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Adviser.
These calculations will be pro-rated for any period of less than three months.
The Adviser has agreed to waive the incentive fee based on income until December 31, 2024. For the three and nine months ended September 30, 2024, income based incentive fees were $2,919 and $7,065, respectively, which were waived by the Adviser. As of September 30, 2024, no amounts were payable to the Adviser related to income based incentive fees. For the three and nine months ended September 30, 2023, income based incentive fees were $1,219 and $1,592, respectively, which were voluntarily waived by the Adviser. As of September 30, 2023, no amounts were payable to the Adviser related to income based incentive fees.
Incentive Fee Based on Capital Gains
The second component of the incentive fee, the capital gains incentive fee, will be payable at the end of each calendar year in arrears. The amount payable will equal:
•15% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with U.S. GAAP.
Each year, the fee paid for the capital gains incentive fee will be net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. The Fund will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Adviser if the Fund was to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to the Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.
The fees that are payable under the Advisory Agreement for any partial period will be appropriately prorated. For the three and nine months ended September 30, 2024 and 2023, the Fund did not incur any incentive fee based on capital gains.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)
Sub-Advisory Agreements
CAM Sub-Advisory Agreement
On May 28, 2024, the Fund’s shareholders approved a sub-advisory agreement by and between PCIF Adviser and Churchill (the “CAM Sub-Advisory Agreement”), which became effective immediately. On February 20, 2024, the Board, including all of the Independent Trustees, also approved the CAM Sub-Advisory Agreement in accordance with, and on the basis of an evaluation satisfactory to such trustees as required by the 1940 Act. Pursuant to the CAM Sub-Advisory Agreement, the Adviser will pay Churchill 70% of the aggregate amount of the management fee, the incentive fee on income, and the incentive fee on capital gains as set forth in the Advisory Agreement. The management fee and the incentive fee on income will be payable quarterly in arrears and the incentive fee on capital gains will be payable annually pursuant to the terms of the Advisory Agreement. Fees payable to Churchill will be borne entirely by the Adviser, and will not be directly incurred by the Fund.

The CAM Sub-Advisory Agreement will remain in effect for an initial two year period from May 28, 2024, its effective date, and thereafter from year-to-year, subject to approval by the Board or a vote of a majority of the outstanding voting securities of the Fund and, in each case, a majority of the Independent Trustees.

NAM Sub-Advisory Agreement

On March 31, 2022, Churchill entered into an sub-advisory agreement with Nuveen Asset Management (as amended on August 3, 2022, the “Prior NAM Sub-Advisory Agreement”). The Board, including all of the Independent Trustees, also approved the Prior NAM Sub-Advisory Agreement in accordance with, and on the basis of an evaluation satisfactory to such trustees as required by the 1940 Act. Nuveen Asset Management manages certain of the Liquid Investments pursuant to the Prior NAM Sub-Advisory Agreement. Churchill has general oversight over the investment process on behalf of the Fund and manages the capital structure of the Fund, including, but not limited to, asset and liability management. Churchill will pay Nuveen Asset Management monthly in arrears, 0.375% of the daily weighted average principal amount of the Liquid Investments managed by Nuveen Asset Management pursuant to the Prior NAM Sub-Advisory Agreement. The fees payable to Nuveen Asset Management pursuant to the Prior NAM Sub-Advisory Agreement will not impact the advisory fees payable by the Fund’s shareholders.

On May 28, 2024, the Fund’s shareholders approved a new sub-advisory agreement (the “NAM Sub-Advisory Agreement”, and together with the “CAM Sub-Advisory Agreement”, “Sub-Advisory Agreements”) by and among the Adviser, Churchill, and Nuveen Asset Management, which became effective immediately. On February 20, 2024, the Board, including all of the Independent Trustees, also approved the NAM Sub-Advisory Agreement in accordance with, and on the basis of an evaluation satisfactory to such trustees as required by the 1940 Act. The only changes to the NAM Sub-Advisory Agreement relate to the internal reorganization described above, and are as follows: (i) adding PCIF Adviser as a party to the agreement to satisfy a technical requirement under the 1940 Act that requires the Fund or the investment adviser to be in privity of contract with a sub-adviser; and (ii) changing the calculation of the compensation payable by PCIF Adviser to Nuveen Asset Management. Under the NAM Sub-Advisory Agreement, the Adviser will pay, monthly in arrears, 50% of the aggregate amount of the management fee payable to the Adviser under the Advisory Agreement associated with the Liquid Investments managed by Nuveen Asset Management at the direction of Churchill. Fees payable to Nuveen Asset Management will be borne entirely by PCIF Adviser, and will not be directly incurred by the Fund.

The NAM Sub-Advisory Agreement will remain in effect for a period of two years from its effective date of May 28, 2024 and will remain in effect from year-to-year thereafter if approved annually by the Board or by the affirmative vote of the holders of a majority of our outstanding voting securities and, in each case, a majority of the Independent Trustees.
Administration Agreement
On March 31, 2022, the Fund entered into an administration agreement with the Administrator (as amended on January 10, 2023, the “Administration Agreement”), which was approved by the Board. Pursuant to the Administration Agreement, the Administrator furnishes the Fund with office facilities and equipment and provides clerical, bookkeeping and record keeping and other administrative services at such facilities. The Administrator performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, assisting the Fund with the preparation of the financial records that the Fund is required to maintain and with the preparation of reports to shareholders and reports filed with the SEC. At the request of the Adviser or Churchill, the Administrator also may provide significant managerial assistance on the Fund’s behalf to those portfolio companies that have accepted the Fund’s offer to provide such assistance. U.S. Bancorp Fund Services, LLC will provide the Fund with certain fund administration and bookkeeping services pursuant to a sub-administration agreement (the “Sub-Administration Agreement”) with the Administrator.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)
For the three and nine months ended September 30, 2024, the Fund incurred $199 and $565, respectively, in fees under the Sub-Administration Agreement, which are included in administration fees in the accompanying consolidated statement of operations. For the three and nine months ended September 30, 2023, the Fund incurred $124 and $362, respectively, in fees under the Sub-Administration Agreement, which are included in administration fees in the accompanying consolidated statements of operations. As of September 30, 2024 and December 31, 2023, $339 and $614, respectively, was unpaid and included in accounts payable and accrued expenses in the accompanying consolidated statements of assets and liabilities.
Intermediary Manager Agreement
On March 31, 2022, the Fund entered into an Intermediary Manager Agreement (the “Intermediary Manager Agreement”) with the Intermediary Manager, an affiliate of the Adviser. Under the terms of the Intermediary Manager Agreement, the Intermediary Manager serves as the agent and principal distributor for the Fund’s public offering of its Common Shares. The Intermediary Manager is entitled to receive distribution and/or shareholder servicing fees monthly at an annual rate of 0.85% of the value of the Fund’s net assets attributable to Class S shares as of the beginning of the first calendar day of the month. The Intermediary Manager is entitled to receive distribution and/or shareholder servicing fees monthly at an annual rate of 0.25% of the value of the Fund’s net assets attributable to Class D shares as of the beginning of the first calendar day of the month. No distribution and/or shareholder servicing fees will be paid with respect to Class I shares.
The Fund will cease paying the distribution and/or shareholder servicing fees on any Class S share and Class D share in a shareholder’s account at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total brokerage commissions and distribution and/or shareholder servicing fees paid with respect to any such share held by such shareholder within such account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share. At the end of such month, each such Class S share or Class D share will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such share. The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from the offering.
For the three months ended September 30, 2024, the Fund accrued distribution and shareholder servicing fee of $32 and $11 that were attributable to Class S and Class D shares, respectively. For the nine months ended September 30, 2024, the Fund accrued distribution and shareholder servicing fee of $70 and $23 that were attributable to Class S and Class D shares, respectively. As of September 30, 2024, $24 shareholder servicing fee remains payable and is included in the accounts payable and accrued expenses in the consolidated statements of assets and liabilities. For the three and nine months ended September 30, 2023, the Fund did not incur any distribution and shareholder servicing fees.
The Intermediary Manager Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees and the trustees who have no direct or indirect financial interest in the operation of the Fund’s distribution plan or the Intermediary Manager Agreement, or by a vote of the majority of the outstanding voting securities of the Fund, on not more than 60 days’ written notice to the Intermediary Manager or the Adviser. The Intermediary Manager Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)
Expense Support and Conditional Reimbursement Agreement
On March 31, 2022, the Fund entered into an expense support and conditional reimbursement agreement (the “Expense Support Agreement”) with Churchill. The Expense Support Agreement provides that Nuveen Alternative Holdings, an affiliate of Churchill, may pay (or cause one or more of its affiliates to pay) certain expenses of the Fund, provided that no portion of the payment will be used to pay any interest expenses of the Fund and/or shareholder servicing fees of the Fund (each, an “Expense Payment”). Such expense payment will be made in any combination of cash or other immediately available funds no later than forty-five days after a written commitment from Nuveen Alternative Holdings to pay such expense, and/or by an offset against amounts due from the Fund to Nuveen Alternative Holdings.
Following any calendar quarter in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Fund’s shareholders based on distributions declared with respect to record dates occurring in such calendar quarter (such amount referred to as the “Excess Operating Funds”), the Fund will pay such Excess Operating Funds, or a portion thereof (each, a “Reimbursement Payment”), to Nuveen Alternative Holdings until such time as all Expense Payments made by the entity to the Fund within three years prior to the last business day of such calendar quarter have been reimbursed. Available Operating Funds means the sum of (i) the Fund’s net investment income (including net realized short-term capital gains reduced by net realized long-term capital losses), (ii) the Fund’s net capital gains (including the excess of net realized long-term capital gains over net realized short-term capital losses) and (iii) dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above). The amount of the Reimbursement Payment for any calendar quarter will equal the lesser of (i) the Excess Operating Funds in such quarter and (ii) the aggregate amount of all Expense Payments made by Nuveen Alternative Holdings to the Fund within three years prior to the last business day of such calendar quarter that have not been previously reimbursed by the Fund to Nuveen Alternative Holdings.
No Reimbursement Payment for any month will be made if (1) the annualized rate of regular cash distributions declared by the Fund at the time of such Reimbursement Payment is less than the annualized rate of regular cash distributions declared by the Fund at the time the Expense Payment was made to which such Reimbursement Payment relates, or (2) the Fund’s Operating Expense Ratio (as defined below) at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relates. The Operating Expense Ratio is calculated by dividing the Fund’s operating costs and expenses incurred, less organizational and offering expenses, base management and incentive fees owed to the Adviser, and interest expense, by the Fund’s net assets. The Fund’s obligation to make a Reimbursement Payment will automatically become a liability of the Fund on the last business day of the applicable calendar month, except to the extent that Nuveen Alternative Holdings has waived its right to receive such payment for the applicable month.
The following table presents a cumulative summary of the expense payments and reimbursement payments since the Fund’s commencement of operations, comprised primarily of organizational expenses, offering costs and professional fees:

For the Quarter Ended	Expense Payments by Adviser	Reimbursement Payments to Adviser	Unreimbursed Expense Payments	Effective Rate of Distribution per Share (1)	Reimbursement Eligibility Expiration	Operating Expense Ratio (2)
March 31, 2022	$983	$—	$983	—%	March 31, 2025	0.08%
June 30, 2022	677	—	677	6.62%	June 30, 2025	0.19%
September 30, 2022	379	—	379	7.23%	September 30, 2025	0.21%
December 31, 2022	176	—	176	9.07%	December 31, 2025	0.14%
March 31, 2023	198	—	198	10.22%	March 31, 2026	0.22%
June 30, 2023	113	—	113	11.69%	June 30, 2026	0.22%
September 30, 2023	327	—	327	12.19%	September 30, 2026	0.27%
December 31, 2023	115	—	115	12.13%	December 21, 2026	0.13%
March 31, 2024	31	—	31	12.19%	March 31, 2027	0.12%
June 30, 2024	217	—	217	9.72%	June 30, 2027	0.15%
September 30, 2024	75	—	75	9.70%	September 30, 2027	0.15%
Total	$3,291	$—	$3,291
__________
(1)The effective rate of distribution per share is expressed as a percentage equal to the projected annualized distribution amount as of the end of the applicable period (which is calculated by annualizing the regular monthly cash distributions per share as of such date without compounding), divided by the Fund’s gross offering price per share as of each quarter ended.
(2)The operating expense ratio is calculated by dividing the quarterly operating expenses, less organizational and offering expenses, base management fee and incentive fees owed to the Adviser, and interest expense, by the Fund’s net assets as of each quarter end.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)
Board of Trustees’ Fees

The Board consists of seven members, four of whom are Independent Trustees. The Board has established an Audit Committee, a Nominating and Corporate Governance Committee and a Co-Investment Committee (formerly, the “Special Transactions Committee”), each consisting solely of the Independent Trustees, and may establish additional committees in the future. For the three and nine months ended September 30, 2024, the Fund incurred $128 and $380, respectively, in fees which are included in Board of Trustees’ fees in the accompanying consolidated statements of operations. For the three and nine months ended September 30, 2023, the Fund incurred $128 and $380, respectively, in fees which are included in Board of Trustees’ fees in the accompanying consolidated statements of operations. As of September 30, 2024 and December 31, 2023, $128 and $128, respectively, were unpaid and are included in Board of Trustees’ fees payable in the accompanying consolidated statements of assets and liabilities.
Other Related Party Transactions
From time to time, the Adviser may pay amounts owed by the Fund to third-party providers of goods or services and the Fund will subsequently reimburse the Adviser for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms. As of September 30, 2024 and December 31, 2023, the Fund owed the Adviser $410 and $361, respectively, for reimbursements including the Fund’s allocable portion of overhead, which is included in accounts payable and accrued expenses in the accompanying consolidated statement of assets and liabilities.
Promissory Note
On March 31, 2022, the Fund entered into the Note with TIAA as the lender. The Note was issued under the purchase and sales agreement, dated as of March 31, 2022, by and among the Fund, SPV I and TIAA in connection with the contribution of portfolio investments by TIAA to the Fund (as discussed further in Note 8). The principal amount of the Note equaled (i) the fair value of portfolio investments contributed as of March 31, 2022, minus (ii) $263,500. The Note was due to mature on March 30, 2023, with an interest rate of 4% per annum on the unpaid principal amount, compounded quarterly.
On June 3, 2022, the Fund fully repaid the balance on the Note which was comprised of $32,731 and $226 of principal and interest, respectively.
6. SECURED BORROWINGS
CLO-I and SPV II are party to credit facility or debt obligations as described below. In accordance with the 1940 Act, the Fund is only permitted to borrow amounts such that its asset coverage, as defined in the 1940 Act, is maintained at a level of at least 150% after such borrowing. As of September 30, 2024 and December 31, 2023, the Fund’s asset coverage was 322.81% and 314.08%, respectively.
Bank of America Credit Facility
On April 19, 2022, a wholly owned subsidiary of the Fund, entered into a credit agreement with the lenders from time to time parties thereto, Bank of America, N.A., as administrative agent, the Fund, as servicer, U.S. Bank Trust Company, National Association, as collateral administrator, and U.S. Bank National Association, as collateral custodian (the “Bank of America Credit Facility Agreement” and the revolving credit facility thereunder, the “Bank of America Credit Facility”). The Bank of America Credit Facility was amended on October 4, 2022, March 21, 2023, July 16, 2024 and September 19, 2024. The most recent amendment on September 19, 2024, among other things: (i) increased the maximum amount available under the Bank of America Credit Facility from $150,000 to $250,000 and provides for a further increase to $350,000 on or about March 19. 2025; (ii) extended the availability period to September 19, 2027; and (iii) extended the maturity date to September 19, 2029.

Borrowings under the Bank of America Credit Facility bear interest based on either (x) an annual rate equal to SOFR determined for any day (“Daily SOFR”) for the relevant interest period, plus an applicable spread, or (y) the highest of (i) the Federal Funds Rate plus an applicable spread, (ii) the Prime Rate in effect for any day and (iii) Daily SOFR plus an applicable spread. Interest is payable monthly in arrears. Advances under the Bank of America Credit Facility are secured by a pool of broadly-syndicated and middle-market loans subject to eligibility criteria and advance rates specified in the Bank of America Credit Facility Agreement. Advances under the Bank of America Credit Facility may be prepaid and reborrowed at any time during the Availability Period (as defined therein), but any termination or reduction of the facility amount is subject to certain conditions.

As of September 30, 2024, the Bank of America Credit Facility bears interest at a rate of Daily SOFR plus 1.93% per annum. Interest is payable monthly in arrears.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)
On July 16, 2024, SPV II entered into the borrower joinder agreement to become party to the Bank of America Credit Facility Agreement and pledged all of its assets to the collateral agent to secure their obligations under the Bank of America Credit Facility. The Fund and SPV II have made customary representations and warranties and are required to comply with various financial covenants related to liquidity and other maintenance covenants, reporting requirements and other customary requirements for similar facilities.

For the three months ended September 30, 2024 and 2023, the components of interest expense related to the Bank of America Credit Facility were as follows:

	Three Months Ended September 30,
	2024	2023
Borrowing interest expense	$914	$2,469
Unused fees	70	124
Amortization of deferred financing costs (1)	322	44
Total interest and debt financing expenses	$1,306	$2,637
_______________
(1)For the three and nine months ended September 30, 2024, $0 and $0, respectively, of deferred financing costs were designated for reimbursement pursuant to the Expense Support Agreement. For the three and nine months ended September 30, 2023, $0 and $2, respectively, of deferred financing costs were designated for reimbursement pursuant to the Expense Support Agreement.

For the nine months ended September 30, 2024 and 2023, the components of interest expense related to the Bank of America Credit Facility were as follows:

	Nine Months Ended September 30,
	2024	2023
Borrowing interest expense	$4,823	$7,238
Unused fees	373	351
Amortization of deferred financing costs (1)	407	122
Total interest and debt financing expenses	$5,603	$7,711
_______________
(1)For the three and nine months ended September 30, 2024, $0 and $0, respectively, of deferred financing costs were designated for reimbursement pursuant to the Expense Support Agreement. For the three and nine months ended September 30, 2023, $0 and $2, respectively, of deferred financing costs were designated for reimbursement pursuant to the Expense Support Agreement.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)
CLO-I
On July 16, 2024 (the “Closing Date”), the Fund completed a $398,700 term debt securitization (the “2024 Debt Securitization”). The term debt securitization is also known as a collateralized loan obligation and is a form of secured financing incurred by the Fund.
The notes offered in the 2024 Debt Securitization (the “2024 Notes”) were issued by CLO-I (formerly known as SPV I) (the “2024 Issuer”), a direct, wholly owned, consolidated subsidiary of the Fund, pursuant to an indenture and security agreement, dated as of the Closing Date (the “Indenture”). The 2024 Debt consists of $197,000 of AAA Class A 2024 Notes, which bear interest at the three-month Term SOFR plus 1.70%; $48,000 of AA Class B 2024 Notes, which bear interest at the three-month Term SOFR plus 1.95%; $26,000 of A Class C 2024 Notes, which bear interest at the three-month Term SOFR plus 2.55%; and $92,700 of Subordinated 2024 Notes, which do not bear interest. The Fund directly owns all of the Subordinated 2024 Notes and as such, these notes are eliminated in consolidation.
As part of the 2024 Debt Securitization, CLO-I also entered into a loan agreement (the “CLO-I Loan Agreement”) on the Closing Date, pursuant to which various financial institutions and other persons which are, or may become, parties to the CLO-I Loan Agreement as lenders (the “Lenders”) committed to make $35,000 of AAA Class A-L 2024 Loans to CLO-I (the “2024 Loans” and, together with the 2024 Notes, the “2024 Debt”). The 2024 Loans bear interest at the three-month Term SOFR plus 1.70% (the “2024 Class A-L Loans”) and were fully drawn upon the closing of the transaction. Any lender may elect to convert all of the Class A-L 2024 Loans held by such Lenders into Class A 2024 Notes upon written notice to CLO-I in accordance with the CLO-I Loan Agreement.
The 2024 Debt is backed by a diversified portfolio of senior secured and second lien loans. Each of the Indenture and the CLO-I Loan Agreement contain certain conditions pursuant to which loans can be acquired by the 2024 Issuer, in accordance with rating agency criteria or as otherwise agreed with certain institutional investors who purchased the 2024 Debt. Through July 20, 2028, all principal collections received on the underlying collateral may be used by the 2024 Issuer to purchase new collateral under the direction of the Fund, in its capacity as collateral manager of the 2024 Issuer and in accordance with the Fund’s investment strategy, allowing the Fund to maintain the initial leverage in the 2024 Debt Securitization. The 2024 Notes are due on July 20, 2036 and the 2024 Loans mature on July 20, 2036.
The Fund serves as collateral manager to the 2024 Issuer under a collateral management agreement and waives any management fee due to it in consideration for providing these services.
For the three months and nine months ended September 30, 2024, the components of interest expense related to CLO-I were as follows:

	Three Months Ended September 30,	Nine Months Ended September 30,
	2024	2024
Borrowing interest expense	$4,561	4,561
Unused fees	—	—
Amortization of deferred financing costs (1)	—	—
Total interest and debt financing expenses	$4,561	4,561
_______________
(1)For the three and nine months ended September 30, 2024, $0 and $0, respectively, of deferred financing costs were designated for reimbursement pursuant to the Expense Support Agreement.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)
Summary of Secured Borrowings
The Fund’s debt obligations consisted of the following as of September 30, 2024 and December 31, 2023:

	September 30, 2024
	Bank of America Credit Facility	CLO-I	Total
Total Commitment	$250,000	$306,000	$556,000
Borrowings Outstanding (1)	42,500	306,000	348,500
Unused Portion (2)	207,500	—	207,500
Amount Available (3)	182,362	—	182,362
_______________
(1)Borrowings outstanding on the consolidated statement of assets and liabilities are net of deferred financing costs.
(2)The unused portion is the amount upon which commitment fees are based.
(3)Available for borrowing based on the computation of collateral to support the borrowings and subject to compliance with applicable covenants and financial ratios.

	December 31, 2023
	Bank of America Credit Facility	Total
Total Commitment	$250,000	$250,000
Borrowings Outstanding (1)	165,750	165,750
Unused Portion (2)	84,250	84,250
Amount Available (3)	51,883	51,883
_______________
(1)Borrowings outstanding on the consolidated statement of assets and liabilities are net of deferred financing costs.
(2)The unused portion is the amount upon which commitment fees are based.
(3)Available for borrowing based on the computation of collateral to support the borrowings and subject to compliance with applicable covenants and financial ratios.
For the three months ended September 30, 2024 and 2023, the components of interest expense and debt financing expenses were as follows:

	Three Months Ended September 30,
	2024	2023
Borrowing interest expense	$5,475	$2,469
Unused fees	70	124
Amortization of deferred financing costs (1)	322	44
Total interest and debt financing expenses	$5,867	$2,637
Average interest rate (2)	7.29%	8.02%
Average daily borrowings	$302,668	$128,192
______________
(1)For the three and nine months ended September 30, 2024, $0 and $0, respectively, of deferred financing costs were designated for reimbursement pursuant to the Expense Support Agreement. For the three and nine months ended September 30, 2023, $0 and $2, respectively, of deferred financing costs were designated for reimbursement pursuant to the Expense Support Agreement.
(2)Average interest rate includes borrowing interest expense and unused fees.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)
For the nine months ended September 30, 2024 and 2023, the components of interest expense and debt financing expenses were as follows:

	Nine Months Ended September 30,
	2024	2023
Borrowing interest expense	$9,384	$7,238
Unused fees	373	351
Amortization of deferred financing costs (1)	407	122
Total interest and debt financing expenses	$10,164	$7,711
Average interest rate (2)	7.75%	7.57%
Average daily borrowings	$168,191	$133,903
______________
(1)For the three and nine months ended September 30, 2024, $0 and $0, respectively, of deferred financing costs were designated for reimbursement pursuant to the Expense Support Agreement. For the three and nine months ended September 30, 2023, $0 and $2, respectively, of deferred financing costs were designated for reimbursement pursuant to the Expense Support Agreement.
(2)Average interest rate includes borrowing interest expense and unused fees.

Contractual Obligations
The following tables show the contractual maturities of the Fund’s debt obligations as of September 30, 2024 and December 31, 2023:

	Payments Due by Period
As of September 30, 2024	Total	Less than 1 Year	1 to 3 years	3 to 5 years	More than 5 Years
Bank of America Credit Facility	$42,500	$—	$—	$42,500	$—
CLO-I	306,000	—	—	—	306,000
Total debt obligations	$348,500	$—	$—	$42,500	$306,000

	Payments Due by Period
As of December 31, 2023	Total	Less than 1 Year	1 to 3 years	3 to 5 years	More than 5 Years
Bank of America Credit Facility	$165,750	$—	$—	$165,750	$—
Total debt obligations	$165,750	$—	$—	$165,750	$—

7. COMMITMENTS AND CONTINGENCIES
In the ordinary course of its business, the Fund enters into contracts or agreements that contain indemnifications or warranties. Future events could occur that might lead to the enforcement of these provisions against the Fund. The Fund believes that the likelihood of such an event is remote; however, the maximum potential exposure is unknown. No accrual has been made in the consolidated financial statements as of September 30, 2024 and December 31, 2023 for any such exposure.
As of September 30, 2024 and December 31, 2023, the Fund had the following unfunded investment commitments:

Portfolio Company	September 30, 2024	December 31, 2023
360 Training - Delayed Draw Loan	$2,734	$—
Action Behavior Centers - Delayed Draw Loan	2,519	—
Alternative Logistics Technologies Buyer, LLC - Delayed Draw Loan	1,118	—
AmerCareRoyal - Delayed Draw Loan	5,600	—
Apex Services - Revolving Loan	1,101	—
Apex Services - First Lien Term Loan	12,698	—
Apex Services - Delayed Draw Loan	5,858	—
Aramsco - Delayed Draw Loan	520	520
Arax Investment Partners	533	—
ARMstrong - Delayed Draw Loan	927	—
Armstrong Transport Group - Delayed Draw Loan	—	1,007
Ascend - Delayed Draw Loan	12,642	$—

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)

Portfolio Company	September 30, 2024	December 31, 2023
American Student Transportation Partners	$82	$26
AWP Group Holdings, Inc. - Delayed Draw Loan	3,205	—
BTX Precision - Delayed Draw Loan	793	—
Chroma Color - Delayed Draw Loan	381	381
ClaimLogiq - Delayed Draw Loan	—	891
Coding Solutions Acquisition Inc. - Revolving Loan	826	—
Coding Solutions Acquisition Inc. - Delayed Draw Loan	1,914	—
Contract Land Staff - Delayed Draw Loan	4,418	—
CRCI Holdings Inc - Revolving Loan	1,283	—
CRCI Holdings Inc - Delayed Draw Loan	3,487	—
CrossCountry Consulting - Delayed Draw Loan	560	560
Diligent Corporation - Delayed Draw Loan	2,553	—
Elevation Labs - Delayed Draw Loan	420	599
Engage - Delayed Draw Loan	7,082	2,040
Ergotech (INS) - Delayed Draw Loan	1,139	1,139
Evergreen Services Group II - Delayed Draw Loan	—	923
Excel Fitness - Delayed Draw Loan	2,096	—
EyeSouth - Delayed Draw Loan	266	266
Firstcall Mechanical Group - Delayed Draw Loan	20,000	—
Gannett Fleming - Revolving Loan	2,131	—
Health Management Associates - Delayed Draw Loan	305	415
Heartland Paving Partners - Delayed Draw Loan	11,429	—
Heartland Veterinary Partners - Delayed Draw Loan	3,055	—
Impact Environmental Group - Delayed Draw Loan	919	1,832
Industrial Service Group - Delayed Draw Loan	105	2,019
Infobase - Delayed Draw Loan	—	122
Insulation Technology Group - Delayed Draw Loan	5,226	—
Integrated Power Services - Delayed Draw Loan	4,519	—
ITSavvy - Delayed Draw Loan	—	36
Kenco - Delayed Draw Loan	8,669	850
Legacy Service Partners - Delayed Draw Loan	—	306
LMI Consulting, LLC	2	2
Leo Facilities - Delayed Draw Loan	20,481	2,571
Market Performance Group - Delayed Draw Loan	545	—
MEI Buyer LLC - Delayed Draw Loan	501	501
Mobile Communications America Inc - Delayed Draw Loan	1,267	1,463
Motion & Control Enterprises - Delayed Draw Loan	—	1,704
National Power - Delayed Draw Loan	799	799
NearU - Delayed Draw Loan	1,628	1,919
North Haven Stack Buyer, LLC - Delayed Draw Loan	2,527	—
OMNIA Partners - Delayed Draw Loan	—	129
Online Labels Group - Delayed Draw Loan	237	237
Options IT - Revolving Loan	903	—
Options IT - Delayed Draw Loan	3,186	—
Ovation Holdings - Delayed Draw Loan	127	127
Palmetto Exterminators - Delayed Draw Loan	—	503
Perennial Services Group - Delayed Draw Loan	4,801	—
Pinnacle Supply Partners, LLC - Delayed Draw Loan	897	1,455
Precision Aviation Group - Delayed Draw Loan	—	2,480
Propark Mobility - Delayed Draw Loan	156	665
Randy's Worldwide Automotive - Delayed Draw Loan	937	1,332
Rhino Tool House - Delayed Draw Loan	12	306
Riveron - Delayed Draw Loan	8,276	779
SI Solutions - Delayed Draw Loan	$4,951	$—

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)

Portfolio Company	September 30, 2024	December 31, 2023
Specialist Resources Global Inc - Delayed Draw Loan	11,790	—
Sugar Foods - Delayed Draw Loan	4,348	1,173
Sunny Sky Products - Delayed Draw Loan	464	464
Tech24 - Delayed Draw Loan	658	919
TIDI Products - Delayed Draw Loan	1,201	1,201
Trilon Group - Delayed Draw Loan	7,896	—
USA Water - Delayed Draw Loan	2,389	—
Velosio - Delayed Draw Loan	1,135	—
Vensure - Delayed Draw Loan	3,538	—
Vessco - Revolving Loan	1,726	—
Vessco - Delayed Draw Loan	3,898	—
Vertex Service Partners - Delayed Draw Loan	18	1,777
Village Green Holding - Delayed Draw Loan	536	—
WSB / EST - Delayed Draw Loan	329	1,096
Young Innovations - Delayed Draw Loan	1,431	1,431
Total unfunded commitments	$226,703	$38,965

The Fund seeks to carefully consider its unfunded portfolio company commitments for the purpose of planning its ongoing liquidity. As of September 30, 2024, the Fund had adequate financial resources to satisfy its unfunded portfolio company commitments.
8. NET ASSETS
In connection with its formation, the Fund has the authority to issue an unlimited number of Common Shares for each class.
On March 30, 2022, an affiliate of the Adviser, TIAA, purchased 40 shares of the Fund’s Class I shares of beneficial interest at $25.00 per share.
On March 31, 2022, TIAA contributed certain portfolio investments to the Fund in the amount of $296,231 (fair value as of March 31, 2022). In connection therewith, the Fund entered into the Note with TIAA as the lender (as described in Note 5), and issued to TIAA shares of the Fund’s Class I shares of beneficial interest. The Fund fully repaid the balance of the Note to TIAA on June 3, 2022. As of September 30, 2024, TIAA owned 5,929,059 shares of the Fund’s Class I shares of beneficial interest.
On the Escrow Break Date, the Fund had satisfied the minimum offering requirement and the Board authorized the release of proceeds from escrow.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)
The following table presents transactions in common shares during the three months ended September 30, 2024 (dollars in thousands except share amounts):

	Three Months Ended September 30, 2024
	Shares	Amount
CLASS S
Subscriptions	195,340	$4,815
Share transfers between classes	—	—
Distributions reinvested	4,809	119
Shares repurchases, net of early repurchase deduction	—	—
Net increase (decrease)	200,149	$4,934
CLASS D
Subscriptions	176,642	$4,363
Share transfers between classes	—	—
Distributions reinvested	10,012	247
Shares repurchases, net of early repurchase deduction	—	—
Net increase (decrease)	186,654	$4,610
CLASS I
Subscriptions	1,238,921	$30,620
Share transfers between classes	—	—
Distributions reinvested	280,755	6,940
Shares repurchases, net of early repurchase deduction	(15,531)	(383)
Net increase (decrease)	1,504,145	$37,177

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)
The following table presents transactions in common shares during the nine months ended September 30, 2024 (dollars in thousands except share amounts):

	Nine Months Ended September 30, 2024
	Shares	Amount
CLASS S
Subscriptions	541,452	$13,345
Share transfers between classes	(4,107)	(101)
Distributions reinvested	10,571	261
Shares repurchases, net of early repurchase deduction	—	—
Net increase (decrease)	547,916	$13,505
CLASS D
Subscriptions	631,751	$15,597
Share transfers between classes	—	—
Distributions reinvested	20,991	518
Shares repurchases, net of early repurchase deduction	—	—
Net increase (decrease)	652,742	$16,115
CLASS I
Subscriptions	15,350,397	$378,684
Share transfers between classes	4,104	101
Distributions reinvested	510,428	12,604
Shares repurchases, net of early repurchase deduction	(40,238)	(980)
Net increase (decrease)	15,824,691	$390,409
The following table presents transactions in common shares during the three months ended September 30, 2023 (dollars in thousands except share amounts):

	Three Months Ended September 30, 2023
	Shares	Amount
CLASS I
Subscriptions	1,421,928	$34,970
Share transfers between classes	—	—
Distributions reinvested	4,316	106
Shares repurchases, net of early repurchase deduction	—	—
Net increase (decrease)	1,426,244	$35,076

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)
The following table presents transactions in common shares during the nine months ended September 30, 2023 (dollars in thousands except share amounts):

	Nine Months Ended September 30, 2023
	Shares	Amount
CLASS I
Subscriptions	1,735,030	$42,690
Share transfers between classes	—	—
Distributions reinvested	4,316	106
Shares repurchases, net of early repurchase deduction	—	—
Net increase (decrease)	1,739,346	$42,796
The Fund determines NAV for each class of shares as of the last day of each calendar month. Share issuances related to monthly subscriptions are effective the first calendar day of each month. Shares are issued at an offering price equivalent to the most recent NAV per share available for each share class, which will be the prior calendar day NAV per share (i.e. the prior month-end NAV).
The following table presents each month-end net offering price for Class S, Class D, and Class I common shares, which approximately equals their respective NAV per share, for the nine months ended September 30, 2024 and 2023:

	Net Offering Price Per Share
For the Months Ended	Class S	Class D	Class I
January 31, 2024	$24.71	$24.73	$24.74
February 29, 2024	$24.72	$24.75	$24.75
March 31, 2024	$24.58	$24.61	$24.62
April 30, 2024	$24.59	$24.63	$24.63
May 31, 2024	$24.60	$24.64	$24.65
June 30, 2024	$24.64	$24.68	$24.69
July 31, 2024	$24.67	$24.71	$24.71
August 31, 2024	$24.70	$24.74	$24.75
September 30, 2024	$24.70	$24.74	$24.75

	Net Offering Price Per Share
For the Months Ended	Class S (1)	Class D (1)	Class I
January 31, 2023	$—	$—	$24.70
February 28, 2023	$—	$—	$24.70
March 31, 2023	$—	$—	$24.65
April 30, 2023	$—	$—	$24.68
May 31, 2023	$—	$—	$24.66
June 30, 2023	$—	$—	$24.63
July 31, 2023	$—	$—	$24.60
August 31, 2023	$—	$—	$24.56
September 30, 2023	$—	$—	$24.61
______________
(1)Class S and Class D shares were first issued and sold in October 2023.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)
Distributions

The following table summarizes the Fund’s distributions declared from inception through September 30, 2024:

			Class S
Declaration Date	Record Date	Payment Date	Distribution per Share (1)	Distribution Amount
October 27, 2023	October 31, 2023	November 28, 2023	$0.233	$9
November 27, 2023	November 30, 2023	December 28, 2023	$0.233	$17
December 28, 2023	December 31, 2023	January 29, 2024	$0.233	$35
January 26, 2024	January 31, 2024	February 28, 2024	$0.233	$51
February 28, 2024	February 29, 2024	March 28, 2024	$0.233	$60
March 28, 2024	March 31, 2024	April 29, 2024	$0.233	$79
April 26, 2024	April 30, 2024	May 28, 2024	$0.183	$70
May 29, 2024	May 31, 2024	June 28, 2024	$0.183	$87
June 28, 2024	June 30, 2024	July 29, 2024	$0.183	$91
July 29, 2024	July 31, 2024	August 28, 2024	$0.183	$96
August 28, 2024	August 31, 2024	September 27, 2024	$0.183	$111
September 27, 2024	September 30, 2024	October 28, 2024	$0.183	$128

			Class D
Declaration Date	Record Date	Payment Date	Distribution per Share (1)	Distribution Amount
October 27, 2023	October 31, 2023	November 28, 2023	$0.245	$2
November 27, 2023	November 30, 2023	December 28, 2023	$0.245	$11
December 28, 2023	December 31, 2023	January 29, 2024	$0.245	$26
January 26, 2024	January 31, 2024	February 28, 2024	$0.245	$39
February 28, 2024	February 29, 2024	March 28, 2024	$0.245	$59
March 28, 2024	March 31, 2024	April 29, 2024	$0.245	$89
April 26, 2024	April 30, 2024	May 28, 2024	$0.195	$90
May 29, 2024	May 31, 2024	June 28, 2024	$0.195	$105
June 28, 2024	June 30, 2024	July 29, 2024	$0.195	$112
July 29, 2024	July 31, 2024	August 28, 2024	$0.195	$127
August 28, 2024	August 31, 2024	September 27, 2024	$0.195	$140
September 27, 2024	September 30, 2024	October 28, 2024	$0.195	$149
_____________
(1)Class S and Class D distributions are net of distribution and servicing fees.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)

			Class I
Declaration Date	Record Date	Payment Date	Distribution per Share		Distribution Amount
September 30, 2022	September 30, 2022	October 28, 2022	$0.870	(1)	$9,170
October 31, 2022	October 31, 2022	November 28, 2022	$0.180		$1,897
November 30, 2022	November 30, 2022	December 28, 2022	$0.190		$2,003
December 31, 2022	December 31, 2022	January 28, 2023	$0.295	(2)	$3,109
January 31, 2023	January 31, 2023	February 28, 2023	$0.200		$2,108
February 28, 2023	February 28, 2023	March 28, 2023	$0.200		$2,108
March 31, 2023	March 31, 2023	April 28, 2023	$0.230		$2,424
April 28, 2023	April 30, 2023	May 26, 2023	$0.240		$2,530
May 25, 2023	May 31, 2023	June 28, 2023	$0.240		$2,530
June 28, 2023	June 30, 2023	July 28, 2023	$0.240		$2,605
July 28, 2023	July 31, 2023	August 28, 2023	$0.270	(3)	$3,081
August 23, 2023	August 31, 2023	September 28, 2023	$0.270	(3)	$3,133
September 29, 2023	September 30, 2023	October 27, 2023	$0.250		$3,070
October 27, 2023	October 31, 2023	November 28, 2023	$0.250		$3,244
November 27, 2023	November 30, 2023	December 28, 2023	$0.250		$3,435
December 28, 2023	December 31, 2023	January 29, 2024	$0.250		$3,523
January 26, 2024	January 31, 2024	February 28, 2024	$0.250		$3,626
February 28, 2024	February 29, 2024	March 29, 2024	$0.250		$3,735
March 28, 2024	March 31, 2024	April 29, 2024	$0.250		$4,661
April 26, 2024	April 30, 2024	May 28, 2024	$0.200		$4,382
May 29, 2024	May 31, 2024	June 28, 2024	$0.200		$5,577
June 28, 2024	June 30, 2024	July 29, 2024	$0.200		$5,685
July 29, 2024	July 31, 2024	August 28, 2024	$0.200		$5,795
August 28, 2024	August 31, 2024	September 27, 2024	$0.200		$5,887
September 27, 2024	September 30, 2024	October 28, 2024	$0.200		$5,985
_______________
(1)Represents monthly distribution of $0.140 per share for each of April 2022, May 2022 and June 2022, and monthly distribution of $0.150 per share for each of July 2022, August 2022 and September 2022.
(2)Comprised of $0.190 regular distribution and $0.105 supplemental distribution attributable to accrued net investment income.
(3)Comprised of $0.250 regular distribution and $0.020 special distribution attributable to accrued net investment income.
Distribution Reinvestment Plan

The Fund has adopted a distribution reinvestment plan, pursuant to which it will reinvest all cash distributions declared by the Board on behalf of its shareholders who do not elect to receive their distributions in cash, except for shareholders in certain states. As a result, if the Board authorizes, and the Fund declares, a cash dividend or other distribution, then shareholders who have not opted out of the Fund’s distribution reinvestment plan will have their cash distributions automatically reinvested in additional Common Shares, rather than receiving the cash dividend or other distribution. Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in the distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.
Character of Distributions
The Fund may fund its cash distributions to shareholders from any source of funds available to the Fund, including but not limited to offering proceeds, net investment income from operations, capital gain proceeds from the sale of assets, borrowings, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense support from an affiliate of the Adviser, which is subject to recoupment.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)
Through September 30, 2024, a portion of the Fund’s distributions resulted from expense support from an affiliate of the Adviser, and future distributions may result from expense support from an affiliate of the Adviser, each of which is subject to repayment by the Fund within three years from the date of payment. The purpose of this arrangement avoids distributions being characterized as a return of capital for U.S. federal income tax purposes. Shareholders should understand that any such distribution is not based solely on the Fund’s investment performance, and can only be sustained if the Fund achieves positive investment performance in future periods and/or an affiliate of the Adviser continues to provide expense support. Shareholders should also understand that the Fund’s future repayments of expense support will reduce the distributions that they would otherwise receive. There can be no assurance that the Fund will achieve the performance necessary to sustain these distributions, or be able to pay distributions at all.
Sources of distributions, other than net investment income and realized gains on a U.S. GAAP basis, include required adjustments to U.S. GAAP net investment income in the current period to determine taxable income available for distributions. The following table reflects the source of cash distributions on a U.S. GAAP basis that the Fund has declared on its common shares for the nine months ended September 30, 2024:

	Class S (1)		Class D (1)		Class I
Sources of Distribution	Per Share	Amount	Per Share	Amount	Per Share	Amount
Net investment income	$1.797	$773	$1.905	$910	$1.950	$45,333
Net realized gains	$—	$—	$—	$—	$—	$—
Total	$1.797	$773	$1.905	$910	$1.950	$45,333
_______________
(1)Class S and Class D shares were first issued and sold in October 2023.

The following table reflects the source of cash distributions on a U.S. GAAP basis that the Fund has declared on its common shares for the nine months ended September 30, 2023:

	Class S (1)		Class D (1)		Class I
Sources of Distribution	Per Share	Amount	Per Share	Amount	Per Share	Amount
Net investment income	$—	$—	$—	$—	$2.140	$23,588
Net realized gains	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$2.140	$23,588
_______________
(1)Class S and Class D shares were first issued and sold in October 2023.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)
Share Repurchase Program
Beginning with the fiscal quarter ended September 30, 2023, the Fund commenced a share repurchase program in which it intends to repurchase in each quarter, at the discretion of the Board, up to 5% of its Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. The Board, in its sole discretion, may amend, suspend or terminate the share repurchase program if it deems such action to be in the best interest of the Fund’s shareholders. As a result, share repurchases may not be available each quarter, such as when a repurchase offer would place an undue burden on the Fund’s liquidity, adversely affect the Fund’s operations or risk having an adverse impact on the Fund that would outweigh the benefit of the repurchase offer. Following any such suspension, the Board will consider on at least a quarterly basis whether the continued suspension of the share repurchase program is in the best interest of the Fund and shareholders, and will reinstate the share repurchase program when and if appropriate and subject to its fiduciary duty to the Fund and shareholders. However, the Board is not required to authorize the recommencement of the share repurchase program within any specified period of time. The Fund intends to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Securities Exchange Act of 1934, as amended, and the 1940 Act. All Common Shares purchased by the Fund pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued Common Shares.
Under the share repurchase program, to the extent the Fund offers to repurchase Common Shares in any particular quarter, the Fund expects to repurchase Common Shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that Common Shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders. The repurchase of the Adviser’s shares, if any, will be on the same terms and subject to the same limitations as other shareholders under the Share Repurchase Program.
Payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than our Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment-related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares. Class I shares owned by TIAA will be subject to the following restrictions. TIAA may submit its Class I shares for repurchase beginning on March 31, 2027. Beginning March 31, 2027, the total amount of TIAA shares eligible for repurchase will be limited to no more than 1.67% of the Fund’s aggregate NAV per calendar quarter; provided that, if in any quarter the total amount of aggregate repurchase requests of all classes of Common Shares does not exceed the Share Repurchase Plan limit of 5% of the aggregate NAV per calendar quarter, these redemption limits on the TIAA shares will not apply for that quarter, and TIAA will be entitled to submit its shares for repurchase up to the overall share repurchase program limits.
For the nine months ended September 30, 2024, approximately 40,238 Class I shares were repurchased. For the nine months ended September 30, 2023, no Common Shares were repurchased.
The following table presents the share repurchases completed for the nine months ended September 30, 2024:

Offer Date	Class	Tender Offer Expiration	Repurchase Price per share	Repurchased Amount (2)	Shares Repurchased (1)
February 29, 2024	Class I	March 29, 2024	$24.62	$273	11,327
May 30, 2024	Class I	June 28, 2024	$24.69	$324	13,380
August 29, 2024	Class I	September 27, 2024	$24.75	$383	15,531
_______________
(1)All repurchase requests were satisfied in full.
(2)Amount shown is net of Early Repurchase Deduction.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)
9. CONSOLIDATED FINANCIAL HIGHLIGHTS
The following is a schedule of consolidated financial highlights for the nine months ended September 30, 2024:

	Nine Months Ended September 30, 2024
	Class S (8)	Class D (8)	Class I
Per share data:
Net asset value, beginning of period	$24.69	$24.73	$24.73
Net investment income (loss) (1)	1.87	1.97	2.03
Net realized gains (losses) (1)	0.02	0.02	0.02
Net change in unrealized appreciation (depreciation) (1)	(0.09)	(0.08)	(0.09)
Net increase (decrease) in net assets resulting from operations	1.80	1.91	1.96
Shareholder distributions from income (2)	(1.80)	(1.91)	(1.95)
Early repurchase deduction fees (9)	—	—	—
Other (3)	0.01	0.01	0.01
Net asset value, end of period	$24.70	$24.74	$24.75

Supplemental Data:
Net assets, end of period	$17,231	$18,805	$740,475
Shares outstanding, end of period	697,754	760,008	29,916,078
Total return (4)	7.56%	8.03%	8.27%

Ratio to average net assets:
Ratio of net expenses to average net assets before expense support and waived fees (5)(6)	6.42%	6.04%	5.39%
Ratio of net expenses to average net assets after expense support and waived fees (5)(6)	4.11%	3.60%	3.14%
Ratio of net investment income (loss) to average net assets (5)	10.75%	11.81%	11.53%
Portfolio turnover rate (7)	17.79%	17.79%	17.79%
Asset coverage ratio	322.81%	322.81%	322.81%
_______________
(1)The per share data was derived by using the weighted average shares outstanding during the period.
(2)The per share data for distributions reflects the actual amount of distributions declared during the period.
(3)Includes the impact of different share amounts used in calculating per share data as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of a period end.
(4)Total return is calculated as the change in NAV per share during the period, plus distributions per share, if any, divided by the beginning NAV per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at the month end NAV per share. Total return is not annualized.
(5)Ratios are annualized. Average net assets is calculated utilizing quarterly net assets. Ratio of net investment income (loss) to average net assets includes the effect of expense support and waived management fee and income based incentive fees.
(6)The ratio of interest and debt financing expenses to average net assets for the nine months ended September 30, 2024 was 2.41%, 2.47% and 2.32% for Class S, Class D, and Class I shares, respectively, and are annualized. Average net assets is calculated utilizing quarterly net assets.
(7)Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value for the periods reported.
(8)Class S and Class D shares were first issued and sold in October 2023.
(9)The per share amount rounds to less than $0.01 per share in connection with Class I repurchased shares during the period. There are no shares repurchased for Class S and Class D shares.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)
The following is a schedule of financial highlights for the nine months ended September 30, 2023:

Nine Months Ended September 30, 2023
Class I
Per share data:
Net asset value, beginning of period	$24.70
Net investment income (loss) (1)	2.18
Net realized gains (losses) (1)	0.06
Net change in unrealized appreciation (depreciation) (1)	(0.18)
Net increase (decrease) in net assets resulting from operations	2.06
Shareholder distributions from income (2)	(2.14)
Other (3)	(0.01)
Net asset value, end of period	$24.61

Supplemental Data:
Net assets, end of period	$302,138
Shares outstanding, end of period	12,279,386
Total return	8.63%

Ratio to average net assets:
Ratio of net expenses to average net assets (4) (5)	4.73%
Ratio of net investment income (loss) to average net assets (4)	11.75%
Portfolio turnover rate (6)	6.36%
Asset coverage ratio	350.22%
_______________
(1)The per share data was derived by using the weighted average shares outstanding during the period.
(2)The per share data for distributions reflects the actual amount of distributions declared during the period.
(3)Includes the impact of different share amounts used in calculating per share data as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of a period end or transaction date.
(4)Ratios are annualized except for expense support amounts relating to organizational costs and interest expense on the Note. The ratio of total expenses to average net assets was 6.48% for the period ending September 30, 2023, excluding the effect of expense support which represented (0.27)%, of average net assets and excluding the effect of waived management fees and incentive fees which represented (0.45)% and (1.03)% of average net assets for the period ending September 30, 2023. Average net assets is calculated utilizing quarterly net assets.
(5)The ratio of interest and debt financing expenses to average net assets for the period ending September 30, 2023 was 3.78%, average net assets is calculated utilizing quarterly net assets.
(6)Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value for the periods reported.

10. SUBSEQUENT EVENTS
The Fund’s management evaluated subsequent events through the date of issuance of the consolidated financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the consolidated financial statements as of September 30, 2024, except as discussed below.
Distributions
On October 28, 2024, the Fund declared regular distributions for each class of its Common Shares in the amounts per share set forth below. The distributions for each class of Common Shares are payable on November 26, 2024 to shareholders of record as of October 31, 2024.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(dollar amounts in thousands, except per share data)

	Gross Distribution	Shareholder Servicing Fee	Net Distribution
Class I Common Shares	$0.200	$—	$0.200
Class S Common Shares	$0.200	$0.017	$0.183
Class D Common Shares	$0.200	$0.005	$0.195
Subscriptions
The Fund received approximately $22.6 million in net proceeds, inclusive of distributions reinvested through the Fund’s distribution reinvestment plan, relating to the issuance of Class I shares, Class S shares, and Class D shares as of November 8, 2024.
Purchase and Sale Agreement
On October 23, 2024, the Fund entered into a purchase and sale agreement (the “Purchase Agreement”) with its affiliate, Nuveen Churchill Private Credit Fund (“NCPCF”), in accordance with Rule 17a-8 under the 1940 Act. Pursuant to the Purchase Agreement, NCPCF will sell to the Fund substantially all of its assets, and the Fund will assume NCPCF’s liabilities, for total consideration equal to NCPCF’s net asset value as of the Determination Date (as defined below).
Under the terms of the Purchase Agreement, as of a mutually agreed date no earlier than 48 hours prior to the effective time of the transaction (the “Determination Date”), NCPCF will deliver to the Fund a calculation of its net asset value as of such date (the “Closing NAV”). Based on such calculations, at the effective time of the transaction, the Fund will deliver to NCPCF cash consideration in an amount equal to the Closing NAV, and NCPCF will sell, transfer, assign, convey and deliver to the Fund all of its assets (other than assets necessary for NCPCF to carry out its wind-down and liquidation), and the Fund will assume NCPCF’s liabilities, including all indebtedness outstanding under NCPCF’s credit facility and all obligations under the documents governing NCPCF’s portfolio assets. As soon as reasonably practicable following the closing of the transaction, NCPCF will cease its investment operations and distribute the cash consideration it receives from the transaction and all of its remaining assets, if any, to its shareholders, among other actions necessary for the successful wind down, liquidation, and termination of NCPCF’s existence.
Closing of the transaction, which is currently anticipated to occur during the fourth quarter of 2024, is subject to certain closing conditions, including requisite approval by NCPCF’s shareholders and certain other closing conditions set forth in the Purchase Agreement. The Purchase Agreement also contains certain termination rights in favor of the Fund and NCPCF, including if the transaction is not completed by December 31, 2024.
Amendment No. 2 to Administration Agreement
On October 30, 2024, the Board, including all of the trustees who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) (the “Independent Trustees”), approved Amendment No. 2 (the “Administration Agreement Amendment”) to the Administration Agreement by and between the Fund and the Administrator. The Fund and the Administrator entered into the Administration Agreement Amendment as a result of comments issued by a state securities regulator in connection with its “blue sky” review of the Fund’s offering. The Administration Agreement Amendment (i) clarifies that certain expenses of the Administrator that are not allocable to the Fund are not reimbursable by the Fund to the Administrator and (ii) provides that the Administrator will not be entitled to indemnification for any loss or liability to the Fund or its shareholders unless certain conditions set forth in the NASAA Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time (the “Omnibus Guidelines”) are satisfied, including that the loss or liability was not the result of negligence or misconduct.

Sixth Amended and Restated Declaration of Trust

On October 30, 2024, the Board. including all of the Independent Trustees, approved an amendment and restatement of the Fund’s Fifth Amended and Restated Declaration of Trust (the “Sixth Amended and Restated Declaration of Trust”). The Fund adopted the Sixth Amended and Restated Declaration of Trust as a result of comments issued by a state securities regulator in connection with its “blue sky” review of the Fund’s offering. Consistent with the Administration Agreement Amendment, the Sixth Amended and Restated Declaration of Trust clarifies that certain expenses of the Administrator that are not allocable to the Fund are not reimbursable by the Fund in order to conform with the Omnibus Guidelines. The Sixth Amended and Restated Declaration of Trust became effective immediately.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Churchill Private Capital Income Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Nuveen Churchill Private Capital Income Fund and its subsidiaries (the “Company”) as of December 31, 2023 and 2022, and the related consolidated statements of operations, changes in net assets and cash flows for the year ended December 31, 2023 and for the period from February 8, 2022 (inception) through December 31, 2022, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations, changes in its net assets and its cash flows for the year ended December 31, 2023 and for the period from February 8, 2022 (inception) through December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 and 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
February 29, 2024

We have served as the Company’s auditor since 2022.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(dollars in thousands, except share and per share data)

	December 31, 2023	December 31, 2022
Assets
Investments
Non-controlled/non-affiliate company investments, at fair value (amortized cost of $516,168 and $352,998, respectively)	$512,036	$349,518
Cash and cash equivalents	8,679	65,785
Due from affiliate expense support (See Note 5)	2,968	2,215
Interest receivable	5,758	4,282
Receivable for investments sold	161	196
Prepaid expenses	41	29
Total assets	$529,643	$422,025

Liabilities (See Note 6)
Secured borrowings (net of $749 and $647 deferred financing costs)	$165,001	$154,353
Distributions payable	3,584	3,109
Payable for investments purchased	338	—
Interest payable	630	533
Due to affiliate expense support (See Note 5)	2,968	2,215
Board of Trustees' fees payable	128	128
Accounts payable and accrued expenses	2,163	1,386
Total liabilities	174,812	$161,724

Commitments and contingencies (See Note 7)

Net Assets: (See Note 8)
Class S Common shares of beneficial interest, $0.01 par value, unlimited shares authorized, 149,838 and 0 shares issued and outstanding as of December 31, 2023 and December 31, 2022, respectively	$1	$—
Class D Common shares of beneficial interest, $0.01 par value, unlimited shares authorized, 107,266 and 0 shares issued and outstanding as of December 31, 2023 and December 31, 2022, respectively	1	—
Class I Common shares of beneficial interest, $0.01 par value, unlimited shares authorized, 14,091,386 and 10,540,040 shares issued and outstanding as of December 31,2023 and December 31, 2022, respectively	141	105
Paid-in-capital in excess of par value	357,241	263,396
Total distributable earnings (loss)	(2,553)	(3,200)
Total net assets	$354,831	$260,301

Total liabilities and net assets	$529,643	$422,025

Net asset value per Class S share	$24.69	$—
Net asset value per Class D share	$24.73	$—
Net asset value per Class I share	$24.73	$24.70
The accompanying notes are an integral part of these consolidated financial statements.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED STATEMENTS OF OPERATIONS
(dollars in thousands, except share and per share data)

	For the Years Ended December 31,
	2023	2022 (1)
Investment income:
Non-controlled/non-affiliated company investments:
Interest income	$45,200	20,741
Payment-in-kind interest income	2,333	1,275
Dividend income	123	—
Other income	178	504
Total investment income	47,834	22,520

Expenses:
Organizational expenses	—	1,081
Interest and debt financing expenses	10,752	4,083
Interest expense on Note (See Note 5)	—	226
Professional fees	762	708
Management fees (See Note 5)	1,292	—
Income based incentive fees (See Note 5)	3,108	—
Board of Trustees’ fees	508	385
Administration fees	517	299
Other general and administrative expenses	682	260
Distribution and shareholder servicing fees
Class S	5	—
Class D	1	—
Offering costs	659	228
Total expenses	18,286	7,270
Expense support (See Note 5)	(750)	(1,558)
Management fees waived (See Note 5)	(1,292)	—
Incentive fees waived (See Note 5)	(3,108)	—
Net expenses	13,136	5,712
Net investment income before excise taxes	34,698	16,808
Excise taxes	31	2
Net investment income (loss)	34,667	16,806

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on non-controlled/non-affiliated company investments	768	(347)
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated company investments	(652)	(3,480)
Income tax (provision) benefit	(61)	—
Total net change in unrealized gain (loss)	(713)	(3,480)
Total net realized and unrealized gain (loss) on investments	55	(3,827)

Net increase (decrease) in net assets resulting from operations	$34,722	$12,979

Per share data:
Net investment income (loss) per share - Class S common share	$0.73	$—
Net investment income (loss) per share - Class D common share	$0.76	$—
Net investment income (loss) per share - Class I common share	$2.97	$1.60
Net increase (decrease) in net assets resulting from operations per share - Class S Common Share	$0.90	$—
Net increase (decrease) in net assets resulting from operations per share - Class D Common Share	$0.98	$—
Net increase (decrease) in net assets resulting from operations per share - Class I Common Share	$2.98	$1.24
Weighted average common shares outstanding - Class S common share	88,660	—
Weighted average common shares outstanding - Class D common share	53,295	—
Weighted average common shares outstanding - Class I common share	11,644,451	10,501,989
_______________
(1) Period from February 8, 2022 (inception) through December 31, 2022

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(dollars in thousands, except share and per share data)

	For the Years Ended December 31,
	2023	2022(1)
Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$34,667	$16,806
Net realized gain (loss) on investments	768	(347)
Total net change in unrealized gain (loss)	(713)	(3,480)
Net increase (decrease) in net assets resulting from operations	34,722	12,979
Shareholder Distributions:
Class S	(61)	—
Class D	(39)	—
Class I	(33,789)	(16,179)
Net increase (decrease) in net assets resulting from shareholder distributions	(33,889)	(16,179)
Capital share transactions:
Class S:
Issuance of common shares, net	3,671	—
Reinvestment of shareholder distributions	10	—
Net increase (decrease) in net assets resulting from capital share transactions - Class S	3,681	—
Class D:
Issuance of common shares, net	2,629	—
Reinvestment of shareholder distributions	9	—
Net increase (decrease) in net assets resulting from capital share transactions - Class D	2,638	—
Class I:
Issuance of common shares, net	86,550	263,501
Reinvestment of shareholder distributions	828	—
Net increase (decrease) in net assets resulting from capital share transactions - Class I	87,378	263,501
Total increase (decrease) in net assets	94,530	260,301
Net assets, at beginning of period	260,301	—
Net assets, at end of period	$354,831	$260,301
____________________
(1)Period from February 8, 2022 (inception) through December 31, 2022
The accompanying notes are an integral part of these consolidated financial statements.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED STATEMENTS OF CASH FLOWS
(dollars in thousands, except share and per share data)

	For the Years Ended December 31,
	2023	2022(1)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$34,722	$12,979

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities
Purchase of investments	(206,879)	(93,554)
Proceeds from principal repayments and sales of investments	47,485	38,221
Payment-in-kind interest	(2,333)	(1,275)
Amortization of premium/accretion of discount, net	(820)	(506)
Net realized (gain) loss on investments	(768)	347
Net change in unrealized (appreciation) depreciation on investments	652	3,480
Amortization of deferred financing costs	174	14
Changes in operating assets and liabilities:
Due from affiliate expense support	(753)	(2,215)
Receivable for investments sold	35	(196)
Interest receivable	(1,330)	(4,282)
Prepaid expenses	(12)	(29)
Payable for investments purchased	338	—
Interest payable	97	533
Due to affiliate expense support	753	2,215
Board of Trustees' fees payable	—	128
Accounts payable and accrued expenses	777	985
Net cash provided by (used in) operating activities	(127,862)	(43,155)

Cash flows from financing activities:
Proceeds from issuance of common shares	92,850	1
Proceeds from secured borrowings	135,250	162,500
Repayments of secured borrowings	(124,500)	(7,500)
Repayments of Note	—	(32,731)
Distributions paid	(32,568)	(13,070)
Payments of deferred financing costs	(276)	(260)
Net cash provided by (used in) financing activities	70,756	108,940

Net increase (decrease) in cash and cash equivalents	(57,106)	65,785
Cash and cash equivalents, beginning of period	65,785	—
Cash and cash equivalents, end of period	$8,679	$65,785

Supplemental information and non-cash activities:
Purchases of investments	$—	$(296,231)
Cash paid during the period for interest	$10,482	$3,702
Financing costs paid through expense support	$2	$462
Amortization of deferred financing costs paid through expense support	$—	$60
Cash paid during the period for excise taxes	$2	$—
Issuance of Class I common shares, net	$—	$263,500
Reinvestment of Shareholder Distributions	$847	$—
____________________
(1)Period from February 8, 2022 (inception) through December 31, 2022

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(dollar amounts in thousands)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value		% of Net Assets (5)

Investments
Debt Investments
Aerospace & Defense
Precision Aviation Group	(4) (6)	First Lien Term Loan	S + 5.75%	11.12%	12/21/2029	$7,520	$7,370	$7,370		2.08%
Precision Aviation Group (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.75%	11.12%	12/21/2029	2,480	(25)	(49)		(0.01)%
Turbine Engine Specialist, Inc	(4)	Subordinated Debt	S + 9.50%	14.96%	3/1/2029	1,973	1,925	1,937		0.54%
Total Aerospace & Defense							9,270	9,258		2.61%

Automotive
Adient US LLC	(6) (12)(13)	First Lien Term Loan	S + 3.25%	8.72%	4/13/2028	875	878	879		0.25%
Belron Finance US LLC	(6) (12)(13)	First Lien Term Loan	S + 2.43%	8.07%	4/13/2028	871	874	874		0.24%
Randys Holdings, Inc	(4) (6) (7)	First Lien Term Loan	S + 6.50%	11.88%	11/1/2028	3,957	3,888	3,907		1.10%
Randys Holdings, Inc (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S + 6.50%	11.88%	11/1/2028	1,332	—	(17)		—%
Total Automotive							5,640	5,643		1.59%

Banking, Finance, Insurance, Real Estate
Patriot Growth Insurance Service (Delayed Draw) (Incremental)	(4) (6) (7)	First Lien Term Loan	S + 5.75%	11.25%	10/14/2028	5,972	5,924	5,836		1.65%
Ryan Specialty Group LLC	(6) (12)(13)	First Lien Term Loan	S + 3.00%	8.46%	9/1/2027	1,245	1,248	1,247		0.35%
SS&C Technology Holdings Inc	(6) (12)(13)	First Lien Term Loan	S + 2.25%	7.71%	3/22/2029	297	298	298		0.08%
SS&C Technology Holdings Inc	(6) (12)(13)	First Lien Term Loan	S + 2.25%	7.71%	3/22/2029	177	177	177		0.05%
Total Banking, Finance, Insurance, Real Estate							7,647	7,558		2.13%

Beverage, Food & Tobacco
Bakeovations Intermediate, LLC (d/b/a Commercial Bakeries)	(4) (6) (10)(13)	First Lien Term Loan	S + 6.25%	11.60%	9/25/2029	4,236	4,156	4,152		1.17%
Cold Spring Brewing Company	(4) (6)	First Lien Term Loan	S + 4.75%	10.11%	12/19/2025	6,188	6,188	6,188		1.75%
Fortune International, LLC	(4) (6)	First Lien Term Loan	S + 4.75%	10.20%	1/17/2026	6,878	6,839	6,812		1.92%
Fresh Edge	(4) (6)	Subordinated Debt	S+ 4.50% (Cash) 5.13% (PIK)	15.20%	4/3/2029	2,954	2,888	2,886		0.81%
Harvest Hill Beverage Company	(4)	Subordinated Debt	S + 9.00%	14.46%	2/28/2029	2,800	2,723	2,749		0.77%
Nonni's Foods, LLC	(4) (6)	First Lien Term Loan	S + 5.50%	11.10%	3/1/2025	6,890	6,887	6,849		1.93%
Palmetto Acquisitionco, Inc.	(4) (6)	First Lien Term Loan	S + 5.75%	11.10%	9/18/2029	3,348	3,292	3,291		0.93%
Palmetto Acquisitionco, Inc. (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.75%	11.10%	9/18/2029	1,217	294	277		0.08%
Sugar Foods	(4) (6) (7)	First Lien Term Loan	S + 6.00%	11.34%	10/2/2030	4,221	4,128	4,130		1.16%
Sugar Foods (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S + 6.00%	11.34%	10/2/2030	1,173	(13)	(25)		(0.01)%
Summit Hill Foods	(4) (6)	First Lien Term Loan	S + 6.00%	11.39%	11/29/2029	2,893	2,850	2,850		0.80%
Sunny Sky Products	(4) (6)	First Lien Term Loan	S + 5.25%	10.60%	12/23/2028	1,857	1,839	1,839		0.52%
Sunny Sky Products (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.25%	10.60%	12/23/2028	464	—	(4)		—%
SW Ingredients Holdings, LLC	(4)	Subordinated Debt	N/A	10.50% (Cash) 1.00% (PIK)	7/3/2026	10,179	10,179	9,898		2.79%
Total Beverage, Food & Tobacco							52,250	51,892		14.62%

Capital Equipment
Clarios Global LP (f/k/a Johnson Controls Inc)	(6) (10)(12)(13)	First Lien Term Loan	S + 3.75%	9.11%	5/6/2030	998	998	1,001		0.28%
EFC Holdings, LLC	(4)	Subordinated Debt	N/A	11.00% (Cash) 2.50% (PIK)	5/1/2028	2,436	2,372	2,413		0.68%
GenServe LLC	(4) (6) (7)	First Lien Term Loan	S + 5.75%	11.21%	6/30/2024	6,878	6,865	6,843		1.93%
Hayward Industries, Inc.	(6) (12)(13)	First Lien Term Loan	S + 2.75%	8.22%	5/30/2028	747	741	748		0.21%
Motion & Control Enterprises	(4) (6)	First Lien Term Loan	S + 5.50%	11.03%	6/1/2028	1,600	1,581	1,581		0.45%
Motion & Control Enterprises (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.50%	11.03%	6/1/2028	4,400	2,691	2,643		0.74%
Ovation Holdings, Inc.	(4) (6)	First Lien Term Loan	S + 6.25%	11.78%	2/3/2029	2,973	2,914	2,941		0.83%
Ovation Holdings, Inc. (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 6.25%	11.78%	2/3/2029	703	568	568		0.16%
RTH Buyer LLC (dba Rhino Tool House)	(4) (6)	First Lien Term Loan	S + 6.25%	11.97%	4/4/2029	2,673	2,623	2,651		0.75%
RTH Buyer LLC (dba Rhino Tool House) (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 6.25%	11.97%	4/4/2029	626	317	315		0.09%
Total Capital Equipment							21,670	21,704		6.12%

Chemicals, Plastics, & Rubber
Chroma Color Corporation (dba Chroma Color)	(4) (6)	First Lien Term Loan	S + 6.00%	11.41%	4/21/2029	1,744	1,712	1,712		0.49%
Chroma Color Corporation (dba Chroma Color) (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 6.00%	11.41%	4/21/2029	381	(3)	(7)		—%
INEOS US Finance LLC	(6) (12)(13)	First Lien Term Loan	S + 3.75%	9.21%	11/8/2027	497	497	500		0.14%
INEOS US Petrochem LLC	(6) (12)(13)	First Lien Term Loan	S + 4.25%	9.71%	4/3/2029	874	874	869		0.24%
Kraton Polymers LLC	(6) (12)(13)	First Lien Term Loan	S + 3.25%	8.90%	3/15/2029	497	491	488		0.14%
Nouryon Finance B.V.	(6) (12)(13)	First Lien Term Loan	S + 4.00%	9.35%	4/3/2028	747	744	751		0.21%
Spartech	(4) (6) (7)	First Lien Term Loan	S + 4.75%	10.16%	5/6/2028	3,930	3,930	3,166		0.89%
SupplyOne, Inc.	(4)	Subordinated Debt	N/A	10.00% (Cash) 1.50% (PIK)	2/1/2025	10,227	10,227	10,227		2.88%
Tronox Finance LLC	(6) (12)(13)	First Lien Term Loan	S + 3.50%	8.85%	8/16/2028	1,000	996	1,001		0.28%
Total Chemicals, Plastics, & Rubber							19,468	18,707		5.27%

Construction & Building
Gannett Fleming	(4) (6)	First Lien Term Loan	S + 6.60%	11.95%	12/20/2028	1,980	1,946	1,982		0.55%
Hyphen Solutions, LLC	(4) (6) (7)	First Lien Term Loan	S + 5.50%	10.98%	10/27/2026	6,877	6,839	6,752		1.90%
MEI Rigging & Crating	(4) (6)	First Lien Term Loan	S + 6.50%	11.86%	6/30/2029	3,158	3,097	3,130		0.88%
MEI Rigging & Crating (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 6.50%	11.86%	6/30/2029	501	(2)	(4)		—%
Quikrete Holdings, Inc.	(6) (12)	First Lien Term Loan	S + 2.75%	8.22%	3/19/2029	996	998	1,000		0.28%
SPI LLC	(4) (6) (7)	First Lien Term Loan	S + 5.00%	10.46%	12/21/2027	6,878	6,800	6,878		1.94%
Summit Materials, LLC	(6) (12)(13)	First Lien Term Loan	S + 3.00%	8.57%	12/14/2027	996	1,002	999		0.28%
Vertex Service Partners	(4) (6)	First Lien Term Loan	S + 5.50%	10.90%	11/8/2030	1,230	1,212	1,212		0.34%
Vertex Service Partners (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.50%	10.90%	11/8/2030	2,369	586	558		0.16%
WSB Engineering Holdings Inc.	(4) (6)	First Lien Term Loan	S + 6.00%	11.39%	8/31/2029	1,639	1,616	1,616		0.46%
WSB Engineering Holdings Inc. (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 6.00%	11.39%	8/31/2029	1,096	(8)	(16)		—%
Total Construction & Building							24,086	24,107		6.79%

Consumer Goods: Durable
Copeland (Emerson Climate Technologies)	(6) (12)(13)	First Lien Term Loan	S + 3.00%	8.36%	5/31/2030	1,247	1,250	1,253		0.35%
Freedom U.S. Acquisition Corporation	(4) (6)	First Lien Term Loan	S + 5.75%	11.25%	9/30/2024	6,980	6,980	6,935		1.96%
NMC Skincare Intermediate Holdings II, LLC	(4) (6) (7)	First Lien Term Loan	S + 6.00%	10.44% (Cash) 1.00% (PIK)	10/31/2026	6,630	6,586	6,294		1.77%
SRAM LLC	(6) (12)	First Lien Term Loan	S + 2.75%	6.00%	5/18/2028	750	751	750		0.21%
Topgolf Callaway Brands Corp	(6) (12)(13)	First Lien Term Loan	S + 3.50%	8.96%	3/15/2030	497	499	498		0.14%
Xpressmyself.com LLC (a/k/a SmartSign)	(4) (6)	First Lien Term Loan	S + 5.75%	11.22%	9/7/2028	1,531	1,503	1,518		0.43%
Xpressmyself.com LLC (a/k/a SmartSign)	(4) (6)	First Lien Term Loan	S + 5.50%	10.98%	9/7/2028	2,024	2,008	1,989		0.56%
Total Consumer Goods: Durable							19,577	19,237		5.42%

Consumer Goods: Non-Durable
Accupac, Inc.	(4) (6) (7)	First Lien Term Loan	S + 6.00%	11.52%	1/17/2026	6,875	6,859	6,625		1.87%
Elevation Labs	(4) (6)	First Lien Term Loan	S + 5.75%	11.23%	6/30/2028	1,302	1,292	1,215		0.34%
Elevation Labs (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.75%	11.23%	6/30/2028	599	(2)	(40)		(0.01)%
Image International Intermediate Holdco II, LLC (Incremental)	(4) (6) (7)	First Lien Term Loan	S + 5.50%	11.03%	7/10/2024	6,992	6,967	6,882		1.94%
Perrigo Company plc	(6) (12)(13)	First Lien Term Loan	S + 2.25%	7.71%	4/20/2029	999	998	999		0.28%
Protective Industrial Products (“PIP”)	(4) (6) (7)	First Lien Term Loan	S + 5.00%	10.47%	12/29/2027	1,343	1,294	1,356		0.38%
Revision Buyer LLC	(4)	Subordinated Debt	N/A	10.00% (Cash) 1.00% (PIK)	12/1/2028	10,176	10,013	10,176		2.87%
Ultima Health Holdings, LLC	(4)	Subordinated Debt	N/A	11.00% (Cash) 1.50% (PIK)	3/12/2029	1,326	1,304	1,303		0.37%
US Foods, Inc	(6) (12)(13)	First Lien Term Loan	S + 2.50%	7.97%	11/22/2028	1,250	1,254	1,257		0.35%
Total Consumer Goods: Non-Durable							29,979	29,773		8.39%

Containers, Packaging & Glass
New ILC Dover, Inc.	(4) (6) (7)	First Lien Term Loan	S + 5.25%	10.70%	1/31/2026	6,875	6,868	6,875		1.95%
Oliver Packaging	(4)	Subordinated Debt	N/A	10.00% (Cash) 1.00% (PIK)	1/6/2029	1,326	1,305	1,255		0.35%
Online Labels Group	(4) (6)	First Lien Term Loan	S + 5.25%	10.61%	12/19/2029	979	969	969		0.27%
Online Labels Group (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.25%	10.61%	12/19/2029	119	—	(1)		—%
Online Labels Group (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.25%	10.61%	12/19/2029	119	—	(1)		—%
PG Buyer, LLC	(4) (6)	Subordinated Debt	N/A	10.00% (Cash) 1.50% (PIK)	9/2/2026	8,215	8,215	8,215		2.32%
Total Containers, Packaging & Glass							17,357	17,312		4.89%

Energy: Electricity
Covanta Holding Corp	(6) (12)(13)	First Lien Term Loan	S + 2.50%	7.86%	11/30/2028	53	53	53		0.01%
Covanta Holding Corp	(6) (12)(13)	First Lien Term Loan	S + 2.50%	7.86%	11/30/2028	694	692	695		0.20%
National Power	(4) (6)	First Lien Term Loan	S + 6.00%	11.36%	10/20/2029	1,485	1,463	1,464		0.41%
National Power (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 6.00%	11.36%	10/20/2029	799	(2)	(11)		—%
Total Energy: Electricity							2,206	2,201		0.62%

Energy: Oil & Gas
Dresser Utility Solutions, LLC	(4) (6)	First Lien Term Loan	S + 5.25%	10.71%	9/30/2025	3,438	3,438	3,438		0.97%
Dresser Utility Solutions, LLC (Incremental)	(4) (6)	First Lien Term Loan	S + 4.00%	9.46%	10/1/2025	3,437	3,408	3,402		0.96%
Marco APE Opco Holdings, LLC	(4)	Subordinated Debt	N/A	15.00% (PIK)	9/2/2026	9,888	9,467	8,927		2.51%
Total Energy: Oil & Gas							16,313	15,767		4.44%

Environmental Industries
GFL Environmental	(6) (12)(13)	First Lien Term Loan	S + 2.50%	7.91%	5/31/2027	1,247	1,251	1,253		0.35%
Impact Environmental Group	(4) (6)	First Lien Term Loan	S + 6.00%	11.28%	3/23/2029	2,076	2,037	2,059		0.58%
Impact Environmental Group (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 6.00%	11.28%	3/23/2029	970	849	845		0.24%
Impact Environmental Group (Incremental)	(4) (6)	First Lien Term Loan	S + 6.00%	11.28%	3/23/2029	425	418	422		0.12%
Impact Environmental Group (Delayed Draw) (Incremental)	(4) (6) (11)	First Lien Term Loan	S + 6.00%	11.28%	3/23/2029	1,716	(8)	(14)		—%
North Haven Stack Buyer, LLC	(4) (6) (7)	First Lien Term Loan	S + 5.50%	11.03%	7/16/2027	6,877	6,853	6,871		1.93%
Nutrition 101 Buyer LLC (a/k/a 101, Inc.)	(4) (6)	First Lien Term Loan	S + 5.25%	10.73%	8/31/2028	816	810	800		0.23%
Orion Group FM Holdings, LLC (dba Leo Facilities Maintenance)	(4) (6)	First Lien Term Loan	S + 6.25%	11.65%	7/1/2029	3,420	3,370	3,371		0.95%
Orion Group FM Holdings, LLC (dba Leo Facilities Maintenance) (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 6.25%	11.65%	7/1/2029	2,571	(6)	(37)		(0.01)%
Total Environmental Industries							15,574	15,570		4.39%

Healthcare & Pharmaceuticals
Grifols Worldwide Operations LTD	(6) (10)(12)(13)	First Lien Term Loan	S + 2.00%	7.54%	11/15/2027	499	495	499		0.14%
Health Management Associates	(4) (6)	First Lien Term Loan	S + 6.50%	11.73%	3/31/2029	3,364	3,302	3,334		0.94%
Health Management Associates (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 6.50%	11.73%	3/31/2029	607	180	186		0.05%
Heartland Veterinary Partners LLC (Incremental)	(4)	Subordinated Debt	S + 7.50%	12.96%	12/10/2027	1,000	985	987		0.28%
Heartland Veterinary Partners LLC (Incremental) (Delayed Draw)	(4)	Subordinated Debt	S + 7.50%	12.96%	12/10/2027	5,000	5,000	4,936		1.39%
Jazz Pharmaceuticals plc	(6) (10)(12)(13)	First Lien Term Loan	S + 3.50%	8.97%	5/5/2028	1,244	1,246	1,251		0.35%
New You Bariatric Group, LLC	(4) (6)	First Lien Term Loan	S + 5.25%	10.75%	8/26/2024	6,874	6,874	6,491		1.83%
Organon & Co	(6) (12)(13)	First Lien Term Loan	S + 3.00%	8.47%	6/2/2028	1,250	1,255	1,255		0.35%
SCP Eye Care Holdco, LLC (DBA EyeSouth Partners)	(4) (6)	First Lien Term Loan	S + 5.75%	11.21%	10/7/2029	2,242	2,199	2,215		0.62%
SCP Eye Care Holdco, LLC (DBA EyeSouth Partners) (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.75%	11.21%	10/7/2029	733	467	459		0.13%
Select Medical Corporation	(6) (12)(13)	First Lien Term Loan	S + 3.00%	8.36%	3/6/2027	1,245	1,248	1,248		0.35%
Thorne HealthTech	(4) (6)	First Lien Term Loan	S + 5.75%	11.10%	10/16/2030	2,788	2,761	2,763		0.78%
TIDI Products	(4) (6) (7)	First Lien Term Loan	S + 5.50%	10.86%	12/19/2029	4,566	4,521	4,520		1.27%
TIDI Products (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 5.50%	10.86%	12/19/2029	1,201	—	(12)		—%
US Radiology Specialists, Inc.	(4) (6) (7)	First Lien Term Loan	S + 5.25%	10.75%	12/15/2027	1,863	1,793	1,851		0.52%
W2O Holdings, Inc.(Delayed Draw)	(4) (6)	First Lien Term Loan	S + 5.25%	10.82%	6/12/2026	6,877	6,877	6,877		1.94%
Wellspring Pharmaceutical	(4) (6)	First Lien Term Loan	S + 5.75%	11.03%	8/22/2028	4,054	3,988	3,958		1.12%
Wellspring Pharmaceutical (Delayed Draw)	(4)	First Lien Term Loan	S + 5.75%	11.03%	8/22/2028	1,885	1,873	1,841		0.52%
Young Innovations	(4) (6) (7)	First Lien Term Loan	S + 5.75%	11.09%	12/1/2029	6,867	6,799	6,801		1.92%
Young Innovations (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 5.75%	11.09%	12/1/2029	1,431	—	(14)		—%
Total Healthcare & Pharmaceuticals							51,863	51,446	0	14.50%

High Tech Industries
Acclaim MidCo, LLC (dba ClaimLogiQ)	(4) (6)	First Lien Term Loan	S + 6.00%	11.35%	6/13/2029	2,216	2,174	2,196		0.62%
Acclaim MidCo, LLC (dba ClaimLogiQ) (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 6.00%	11.35%	6/13/2029	891	(4)	(8)		—%
Evergreen Services Group II	(4) (6) (7)	First Lien Term Loan	S + 6.00%	11.35%	10/4/2030	3,323	3,274	3,276		0.92%
Evergreen Services Group II (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S + 6.00%	11.35%	10/4/2030	2,677	1,747	1,716		0.48%
GTCR W Merger Sub LLC (Worldpay)	(6) (12)(13)	First Lien Term Loan	S + 3.00%	8.33%	1/31/2031	340	338	342		0.10%
II-VI Inc.	(6) (12)(13)	First Lien Term Loan	S + 2.75%	8.22%	7/2/2029	726	728	730		0.21%
Infinite Electronics (Incremental)	(4) (6) (7)	First Lien Term Loan	S + 6.25%	11.88%	3/2/2028	1,967	1,917	1,901		0.54%
Infobase Acquisition, Inc.	(4) (6)	First Lien Term Loan	S + 5.50%	10.93%	6/14/2028	731	725	725		0.20%
Infobase Acquisition, Inc. (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.50%	10.93%	6/14/2028	122	—	(1)		—%
Informatica LLC	(6) (12)(13)	First Lien Term Loan	S + 2.75%	8.22%	10/27/2028	1,245	1,250	1,249		0.35%
Instructure Holdings Inc	(6) (12)(13)	First Lien Term Loan	S + 2.75%	8.68%	10/30/2028	996	999	1,002		0.28%
ITSavvy LLC	(4) (6)	First Lien Term Loan	S + 5.25%	10.89%	8/8/2028	1,775	1,761	1,775		0.50%
ITSavvy LLC (Delayed Draw)	(4) (11)	First Lien Term Loan	S + 5.25%	10.89%	8/8/2028	239	201	203		0.06%
MKS Instruments Inc.	(6) (12)(13)	First Lien Term Loan	S + 2.50%	7.84%	8/17/2029	996	998	1,000		0.28%
Red Ventures LLC	(6) (12)	First Lien Term Loan	S + 3.00%	8.36%	3/3/2030	872	870	871		0.25%
Specialist Resources Global Inc. (Delayed Draw)	(4) (6)	First Lien Term Loan	S + 4.50%	10.46%	9/23/2027	6,876	6,876	6,876		1.94%
UPC Finance Partnership	(6) (10)(12)(13)	First Lien Term Loan	S + 3.00%	8.48%	1/31/2029	500	489	499		0.14%
Total High Tech Industries							24,343	24,352		6.87%

Hotel, Gaming & Leisure
Cinemark USA Inc.	(6) (12)(13)	First Lien Term Loan	S + 3.75%	9.14%	5/24/2030	996	997	998		0.28%
Delta 2	(6) (10)(12)(13)	First Lien Term Loan	S + 2.25%	7.60%	1/15/2030	1,250	1,255	1,255		0.35%
Total Hotel, Gaming & Leisure							2,252	2,253		0.63%

Media: Advertising, Printing & Publishing
Getty Images Inc	(6) (12)	First Lien Term Loan	S + 4.50%	9.95%	2/19/2026	496	498	499		0.14%
Viking Target, LLC	(4) (6)	First Lien Term Loan	S + 5.00%	10.47%	8/9/2024	6,360	6,346	6,334		1.79%
Total Media: Advertising, Printing & Publishing							6,844	6,833		1.93%

Media: Broadcasting & Subscription
DIRECTV (AKA DIRECTV Financing LLC)	(6) (12)(13)	First Lien Term Loan	S + 5.00%	10.65%	8/2/2027	379	375	379		0.11%
Gray Television, Inc.	(6) (12)(13)	First Lien Term Loan	S + 2.50%	7.96%	1/2/2026	500	498	500		0.14%
Nexstar Media Inc	(6) (12)(13)	First Lien Term Loan	S + 2.50%	7.97%	9/18/2026	1,000	1,001	1,002		0.28%
Virgin Media Bristol LLC	(6) (10)(12)(13)	First Lien Term Loan	S + 3.25%	8.73%	1/31/2029	1,250	1,230	1,250		0.35%
WideOpenWest Finance LLC	(6) (12)(13)	First Lien Term Loan	S + 3.00%	8.35%	12/20/2028	497	493	462		0.13%
Ziggo Financing Partnership	(6) (10)(12)(13)	First Lien Term Loan	S + 2.50%	7.98%	4/30/2028	500	490	499		0.14%
Total Media: Media: Broadcasting & Subscription							4,087	4,092		1.15%

Metals and Mining
Arsenal AIC Parent LLC	(6) (12)	First Lien Term Loan	S + 4.50%	9.86%	8/18/2030	499	501	502		0.14%
Total Metals and Mining							501	502		0.14%

Services: Business
ALKU Intermediate Holdings, LLC	(4) (6)	First Lien Term Loan	S + 6.25%	11.61%	5/23/2029	2,711	2,660	2,688		0.75%
Aramsco	(4) (6) (7)	First Lien Term Loan	S + 4.75%	10.10%	10/10/2030	2,980	2,921	2,923		0.82%
Aramsco (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S + 4.75%	10.10%	10/10/2030	520	—	(10)		—%
ARMstrong	(4) (6)	First Lien Term Loan	S + 6.25%	11.70%	10/6/2029	2,996	2,953	2,954		0.83%
ARMstrong (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 6.25%	11.70%	10/6/2029	1,007	(7)	(14)		—%
BroadcastMed Holdco, LLC	(4)	Subordinated Debt	N/A	10.00% (Cash) 3.75% (PIK)	11/12/2027	2,673	2,627	2,587		0.73%
Class Valuation	(4)	Subordinated Debt	N/A	11.00%	9/30/2026	444	438	412		0.12%
Colibri (McKissock LLC)	(4) (6) (7)	First Lien Term Loan	S + 5.00%	10.38%	3/12/2029	6,000	5,853	6,007		1.69%
CrossCountry Consulting	(4) (6) (7)	First Lien Term Loan	S + 5.75%	11.21%	6/1/2029	1,379	1,356	1,387		0.39%
CrossCountry Consulting (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S + 5.75%	11.21%	6/1/2029	560	(5)	3		—%
CV Intermediate Holdco Corp.	(4)	Subordinated Debt	N/A	11.00%	9/30/2026	10,000	9,882	9,278		2.61%
Evergreen Services Group	(4) (6) (7)	First Lien Term Loan	S + 6.25%	11.70%	6/15/2029	4,027	3,959	3,948		1.11%
Evergreen Services Group (Delayed Draw)	(4) (6) (7)	First Lien Term Loan	S + 6.25%	11.70%	6/15/2029	963	955	945		0.27%
ICON Publishing Ltd	(6) (10)(12)(13)	First Lien Term Loan	S + 2.25%	7.86%	7/3/2028	342	343	344		0.10%
ICON Publishing Ltd	(6) (12)	First Lien Term Loan	S + 2.25%	7.86%	7/3/2028	85	86	86		0.02%
Ingram Micro T/L (09/23) TARGET FACILITY	(6) (12)(13)	First Lien Term Loan	S + 3.00%	8.61%	6/30/2028	875	876	879		0.25%
Keng Acquisition, Inc. (Engage Group Holdings, LLC)	(4) (6) (7)	First Lien Term Loan	S + 6.25%	11.60%	8/1/2029	2,431	2,395	2,396		0.68%
Keng Acquisition, Inc. (Engage Group Holdings, LLC) (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S + 6.25%	11.60%	8/1/2029	2,342	296	268		0.08%
Kofile, Inc.	(4)	Subordinated Debt	N/A	10.00% (Cash) 1.75% (PIK)	7/29/2026	10,308	10,308	9,720		2.74%
KRIV Acquisition, Inc	(4) (6)	First Lien Term Loan	S + 6.50%	11.85%	7/6/2029	5,221	5,081	5,070		1.43%
KRIV Acquisition, Inc (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 6.50%	11.85%	7/6/2029	779	(9)	(23)		(0.01)%
Micronics	(4)	Subordinated Debt	S + 5.25%	10.00%	2/17/2027	1,880	1,842	1,843		0.52%
OMNIA Partners, LLC (Delayed Draw)	(6) (7) (11)(12)	First Lien Term Loan	S + 4.25%	9.63%	7/25/2030	129	(1)	1		—%
OMNIA Partners, LLC	(6) (7) (12)	First Lien Term Loan	S + 4.25%	9.63%	7/25/2030	1,371	1,358	1,381		0.39%
Open Text Corp	(6) (10)(12)(13)	First Lien Term Loan	S + 2.75%	8.21%	1/31/2030	1,219	1,220	1,223		0.34%
Phaidon International	(4) (6) (10)(13)	First Lien Term Loan	S + 5.50%	10.96%	8/22/2029	6,538	6,483	6,538		1.84%
Red Dawn SEI Buyer, Inc.	(4)	Subordinated Debt	S + 8.25%	13.60%	11/26/2026	6,650	6,650	6,650		1.87%
Red Dawn SEI Buyer, Inc. (Incremental)	(4)	Subordinated Debt	S + 8.50%	13.95%	11/26/2026	3,350	3,350	3,350		0.94%
Tempo Acquisition LLC	(6) (12)(13)	First Lien Term Loan	S + 2.75%	8.11%	8/31/2028	1,223	1,225	1,230		0.35%
Transit Buyer LLC (dba“Propark”)	(4) (6)	First Lien Term Loan	S + 6.25%	11.69%	1/31/2029	2,526	2,482	2,518		0.71%
Transit Buyer LLC (dba“Propark”) (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 6.25%	11.69%	1/31/2029	1,157	472	488		0.14%
Trilon Group, LLC	(4) (6)	First Lien Term Loan	S + 6.25%	11.78%	5/27/2029	596	592	588		0.17%
Trilon Group, LLC	(4) (6)	First Lien Term Loan	S + 6.25%	11.75%	5/27/2029	2,963	2,938	2,925		0.82%
Trilon Group, LLC (Delayed Draw)	(4) (6)	First Lien Term Loan	S + 6.25%	11.78%	5/27/2029	2,970	2,970	2,932		0.83%
Trilon Group, LLC (Delayed Draw)	(4) (6)	First Lien Term Loan	S + 6.25%	11.78%	5/27/2029	397	397	392		0.11%
Total Services: Business							84,946	83,907		23.64%

Services: Consumer
ADPD Holdings, LLC (a/k/a NearU)	(4) (6) (7)	First Lien Term Loan	S + 6.00%	11.68%	8/16/2028	4,941	4,904	4,618		1.30%
ADPD Holdings, LLC (a/k/a NearU) (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S + 6.00%	11.68%	8/16/2028	920	—	(60)		(0.02)%
ADPD Holdings, LLC (a/k/a NearU) (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S + 6.00%	11.68%	8/16/2028	1,000	—	(65)		(0.02)%
A Place for Mom, Inc.	(4) (6)	First Lien Term Loan	S + 4.50%	9.97%	2/10/2026	6,851	6,851	6,764		1.90%
COP Exterminators Acquisition, Inc.	(4)	Subordinated Debt	N/A	9.00% (Cash) 4.00% (PIK)	1/28/2030	647	630	630		0.18%
COP Exterminators Acquisition, Inc. (Delayed Draw)	(4) (11)	Subordinated Debt	N/A	9.00% (Cash) 4.00% (PIK)	1/28/2030	503	(6)	(13)		—%
Excel Fitness	(4) (6)	First Lien Term Loan	S + 5.25%	10.75%	4/29/2029	5,925	5,867	5,769		1.63%
Norton Lifelock Inc.	(6) (12)(13)	First Lien Term Loan	S + 2.00%	7.46%	9/12/2029	467	467	468		0.13%
Legacy Service Partners, LLC (“LSP”)	(4) (6)	First Lien Term Loan	S + 6.50%	12.00%	1/9/2029	4,065	3,993	4,122		1.16%
Legacy Service Partners, LLC (“LSP”) (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 6.50%	12.00%	1/9/2029	1,894	1,579	1,615		0.46%
Perennial Services, Group, LLC	(4) (6)	First Lien Term Loan	S + 6.00%	11.49%	9/8/2029	1,693	1,669	1,668		0.47%
Perennial Services, Group, LLC (Delayed Draw)	(4) (6)	First Lien Term Loan	S + 6.00%	11.49%	9/8/2029	1,515	1,512	1,493		0.42%
Prime Security Services	(6) (12)(13)	First Lien Term Loan	S + 2.50%	7.84%	10/14/2030	735	728	738		0.21%
Total Services: Consumer							28,194	27,747		7.82%

Sovereign & Public Finance
LMI Consulting, LLC (LMI)	(4) (6)	First Lien Term Loan	S + 6.50%	11.90%	7/18/2028	734	722	737		0.21%
LMI Consulting, LLC (LMI) (Incremental)	(4) (6)	First Lien Term Loan	S + 6.50%	11.89%	7/18/2028	2,955	2,874	2,968		0.83%
Total Sovereign & Public Finance							3,596	3,705		1.04%

Telecommunications
Arise Holdings Inc.	(4) (6)	First Lien Term Loan	S + 4.25%	9.73%	12/9/2025	6,875	6,840	6,452		1.83%
Iridium Satellite LLC	(6) (12)(13)	First Lien Term Loan	S + 2.50%	7.86%	9/20/2030	1,000	1,002	1,004		0.28%
Mobile Communications America Inc	(4) (6)	First Lien Term Loan	S + 6.00%	11.35%	10/16/2029	4,537	4,470	4,472		1.26%
Mobile Communications America Inc (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 6.00%	11.35%	10/16/2029	1,463	(11)	(21)		(0.01)%
Total Telecommunications							12,301	11,907		3.36%

Transportation: Cargo
FSK Pallet Holding Corp. (DBA Kamps Pallets)	(4) (6)	First Lien Term Loan	S + 6.00%	11.53%	12/23/2026	5,925	5,835	5,770		1.62%
Kenco Group, Inc.	(4) (6)	First Lien Term Loan	S + 5.00%	10.39%	11/15/2029	5,099	5,010	5,099		1.44%
Kenco Group, Inc. (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.00%	10.39%	11/15/2029	850	(14)	—		—%
Uber Technologies Inc	(6) (12)(13)	First Lien Term Loan	S + 2.75%	8.13%	3/3/2030	995	997	998		0.28%
Total Transportation: Cargo							11,828	11,867		3.34%

Transportation: Consumer
Air Canada	(6) (12)(13)	First Lien Term Loan	S + 3.50%	9.14%	8/11/2028	996	999	1,001		0.28%
American Student Transportaton Partners, Inc	(4)	Subordinated Debt	N/A	10.00% (Cash) 3.50% (PIK)	9/11/2029	1,606	1,564	1,564		0.44%
United Airlines Inc	(6) (12)(13)	First Lien Term Loan	S + 3.75%	9.22%	4/21/2028	1,245	1,250	1,251		0.36%
Total Transportation: Consumer							3,813	3,816		1.08%

Utilities: Electric
Pinnacle Supply Partners, LLC	(4) (6)	First Lien Term Loan	S + 6.00%	11.47%	4/3/2030	2,533	2,486	2,515		0.71%
Pinnacle Supply Partners, LLC (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 6.00%	11.47%	4/3/2030	1,455	(12)	(10)		—%
Total Utilities: Electric							2,474	2,505		0.71%

Wholesale
CDI AcquisitionCo, Inc.	(4) (6)	First Lien Term Loan	S + 4.25%	9.55%	12/24/2024	6,684	6,672	6,679		1.88%
Industrial Service Group (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 5.75%	11.11%	12/7/2028	2,259	238	213		0.06%
INS Intermediate II, LLC (Ergotech Controls, Inc. – d/b/a INS)	(4) (6)	First Lien Term Loan	S + 6.50%	12.03%	1/20/2029	4,583	4,504	4,590		1.29%
INS Intermediate II, LLC (Ergotech Controls, Inc. – d/b/a INS) (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S + 6.50%	12.03%	1/20/2029	1,139	(19)	2		—%
ISG Merger Sub, LLC (dba Industrial Service Group)	(4) (6)	First Lien Term Loan	S + 6.25%	11.60%	12/7/2028	2,454	2,411	2,470		0.70%
ISG Merger Sub, LLC (dba Industrial Service Group) (Delayed Draw)	(4) (6)	First Lien Term Loan	S + 6.25%	11.60%	12/7/2028	1,277	1,272	1,286		0.36%
New Era Technology, Inc	(4) (6) (7)	First Lien Term Loan	S + 6.25%	11.78%	10/31/2026	6,723	6,703	6,512		1.84%
Solaray, LLC	(4) (6) (7)	First Lien Term Loan	S + 6.50%	11.97%	12/15/2025	6,889	6,886	6,399		1.80%
Total Wholesale							28,667	28,151		7.93%

Total Debt Investments							506,746	501,812		141.42%

Portfolio Company (1) (2)	Footnotes	Investment	Acquisition Date	Share / Unit	Cost	Fair Value	% of Net Assets (5)
Equity Investments
Aerospace & Defense
BPC Kodiak LLC (Turbine Engine Specialist, Inc)	(4) (8) (9) (14)	Class A-1 Units	9/1/2023	1,180,000	1,180	1,245	0.35%
Clarity Innovations, Inc.	(4) (8) (9)	Partnership Interests	12/7/2023	77,000	76	77	0.02%
Total Aerospace & Defense					1,256	1,322	0.37%

Banking, Finance, Insurance, Real Estate
Inszone	(4) (8) (9)(13)	Partnership Interests	11/30/2023	80,208	77	80	0.02%
Total Banking, Finance, Insurance, Real Estate					77	80	0.02%

Beverage, Food & Tobacco
Fresh Edge - Common	(4) (8) (9)	Class B Common Units	10/3/2022	454	—	67	0.02%
Fresh Edge - Preferred	(4) (8) (9)	Class A Preferred Units	10/3/2022	454	454	507	0.14%
Marlin Coinvest LP	(4) (8) (9)(13)	Limited Partnership Interests	5/9/2023	200,000	200	236	0.07%
Sugar PPC Holdings LLC	(4) (8) (9)(13)	Parent Units	9/29/2023	2,000	200	200	0.06%
Spice World	(4) (8) (9)	LLC Common Units	3/31/2022	1,000	126	115	0.03%
Tech24	(4) (8) (9)	Company Unit	10/5/2023	200	200	200	0.06%
Total Beverage, Food & Tobacco					1,180	1,325	0.38%

Capital Equipment
EFC Holdings, LLC	(4) (8) (9)(13)	Series A Preferred Units	3/1/2023	114	114	121	0.03%
EFC Holdings, LLC	(4) (8) (9)(13)	Class A Common Units	3/1/2023	114	46	87	0.02%
Total Capital Equipment					160	208	0.05%

Chemicals, Plastics & Rubber
SupplyOne, Inc.	(4) (8) (9)	LLC Common Units	3/31/2022	1,000	504	759	0.21%
Total Chemicals, Plastics & Rubber					504	759	0.21%

Construction & Building
Gannett Fleming	(4) (8) (9) (14)	Limited Partnership Interests	12/20/2022	84,949	85	124	0.03%
Gannett Fleming	(4) (8) (9)	Series F Units	5/27/2023	113,901	118	166	0.05%
Trench Plate Rental Co.	(4) (8) (9)	Common Equity	3/31/2022	1,000	127	97	0.03%
Total Construction & Building					330	387	0.11%

Consumer Goods: Non-Durable
RVGD Aggregator LP (Revision Skincare)	(4) (8) (9)	Limited Partnership Interests	3/31/2022	100	98	108	0.03%
Ultima Health Holdings, LLC	(4) (8) (9)	Preferred Units	9/12/2022	11	130	121	0.03%
WCI Holdings LLC	(4) (8) (9)(13)	Class A1 Units	2/6/2023	534,934	535	581	0.16%
Total Consumer Goods: Non-Durable					763	810	0.22%

Containers, Packaging & Glass
Oliver Packaging	(4) (8) (9)	Class A Common Units	7/12/2022	6,710	671	420	0.12%
PG Aggregator, LLC	(4) (8) (9)(13)	LLC Units	3/31/2022	100	109	135	0.04%
Total Containers, Packaging & Glass					780	555	0.16%

Healthcare & Pharmaceuticals
Health Management Associates	(4) (8) (9)	Class A Common Units	3/31/2023	161,953	162	173	0.05%
Total Healthcare & Pharmaceuticals					162	173	0.05%

High Tech Industries
ITSavvy LLC	(4) (8) (9)	Class A Common Units	8/8/2022	119	119	285	0.08%
Total High Tech Industries					119	285	0.08%

Services: Business
BroadcastMed Holdco, LLC	(4) (8)	Series A-3 Preferred Units	10/4/2022	43,679	655	682	0.19%
Class Valuation	(4) (8) (9)	Class A Common Units	12/8/2023	1,038	105	34	0.01%
FCP-Cranium Holdings P/S A	(4) (8) (9)(10)(13)	Class A Common Shares	9/11/2023	375	—	—	—%
FCP-Cranium Holdings, LLC (Brain labs)	(4) (8) (9)(10)(13)	Series A Preferred Shares	9/11/2023	1,026	389	407	0.11%
FCP-Cranium Holdings, LLC (Brain labs)	(4) (8) (9)(10)(13)	Series B Preferred Shares	9/11/2023	375	600	600	0.17%
Kofile, Inc.	(4) (8) (9)	Class A-2 Common Units	3/31/2022	100	108	57	0.02%
KRIV Acquisition, Inc	(4) (8) (9)	Class A Units	7/17/2023	200	200	236	0.07%
Smith System	(4) (8) (9)	Common Units	12/13/2023	84,000	84	84	0.03%
Worldwide Clinical Trials	(4) (8) (9)	Class A Interests	12/12/2023	7	74	74	0.02%
Worldwide Clinical Trials	(4) (8) (9)	Series A Preferred	12/12/2023	49	47	49	0.01%
Total Services: Business					2,262	2,223	0.63%

Services: Consumer
ADPD Holdings, LLC (a/k/a NearU)	(4) (7) (8) (9)	Limited Partnership Interests	8/11/2022	1,419	142	91	0.03%
AirX Climate Solutions Company	(4) (8) (9)	Partnership Interests	11/7/2023	96	77	96	0.03%
COP Exterminators Investment, LLC	(4) (8) (9)	Class A Units	7/31/2023	770,000	862	898	0.25%
Legacy Service Partners, LLC (“LSP”)	(4) (8) (9)	Class B Units	1/9/2023	1,963	196	217	0.06%
Perennial Services Investors LLC	(4) (8) (9)(13)	Class A Units	9/8/2023	1,957	196	271	0.08%
Total Services: Consumer					1,473	1,573	0.45%

Sovereign & Public Finance
LMI Renaissance	(4) (8) (9)	Limited Partnership Interests	6/30/2022	109,456	107	237	0.07%
Total Sovereign & Public Finance					107	237	0.07%

Transportation: Consumer
ASTP Holdings Co-Investment LP	(4) (8) (9)	Limited Partnership Interest	6/30/2022	160,609	137	175	0.05%
Total Transportation: Consumer					137	175	0.05%

Utilities: Electric
Pinnacle Supply Partners, LLC	(4) (8) (9)	Subject Partnership Units	4/3/2023	111,875	112	112	0.03%
Total Utilities: Electric					112	112	0.03%

Total Equity Investments					9,422	10,224	2.88%

Portfolio Company (1) (2)	Interest Rate	Par Amount/Unit	Cost	Fair Value	% of Net Assets (5)
Cash Equivalents
First American Government Obligations Fund	5.26%	15	15	15	—%
U.S. Bank National Association Money Market Deposit Account	4.72%	1,989	1,989	1,989	0.56%
U.S. Bank National Association Money Market Deposit Account	2.05%	5,586	5,586	5,586	1.57%
Total Cash Equivalents			7,590	7,590	2.13%

Total Investments			$523,758	$519,626	146.43%
____________________
(1)All investments are non-controlled/non-affiliated investments as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act classifies investments based on the level of control that the Fund maintains in a particular portfolio company. As defined in the 1940 Act, a portfolio company is generally presumed to be “non-controlled” when the Fund owns 25% or less of the portfolio company’s voting securities and “controlled” when the Fund owns more than 25% of the portfolio company’s voting securities. The 1940 Act also classifies investments further based on the level of ownership that the Fund maintains in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when the Fund owns less than 5% of a portfolio company’s voting securities and “affiliated” when the Fund owns 5% or more of a portfolio company’s voting securities.
(2)Unless otherwise indicated, issuers of debt and equity held by the Fund are domiciled in the United States.
(3)The majority of the investments bear interest at rates that may be determined by reference to Secured Overnight Financing Rate ("SOFR" or "S"), which reset monthly or quarterly. For each such investment, the Fund has provided the spread over SOFR and the current contractual interest rate in effect at December 31, 2023. As of December 31, 2023, effective rates for 1M S, 3M S, 6M S and 12M S are 5.35%, 5.33%, 5.16% and 4.77%, respectively. Certain investments are subject to a SOFR floor. For fixed rate loans, a spread above a reference rate is not applicable.
(4)Investment valued using unobservable inputs (Level 3). See Note 2 “Significant Accounting Policies - Valuation of Portfolio Investments” for more information.
(5)Percentage is based on net assets of $354,831 as of December 31, 2023.
(6)Denotes that all or a portion of the assets are owned by SPV I (as defined in Note 1 “Organization”). SPV I entered into a senior secured revolving credit facility (the “Bank of America Credit Facility”) on April 19, 2022. The lenders of the Bank of America Credit Facility have a first lien security interest in substantially all of the assets of SPV I. Accordingly, such assets are not available to creditors of the Fund. See Note 6 “Secured Borrowings” for more information.
(7)Investment is a unitranche position.
(8)Security acquired in transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be a “restricted security” under the Securities Act. As of December 31, 2023, the Fund held forty restricted securities with an aggregate fair value of $10,224, or 2.88% of the Fund’s net assets.
(9)Equity investments are non-income producing securities unless otherwise noted.
(10)This portfolio company is not domiciled in the United States. A portfolio company that is not domiciled in the United States is considered a non-qualifying asset under Section 55(a) of the 1940 Act. See Note 3 "Investments" for more information.
(11)Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. See Note 7 "Commitments and Contingencies". The investment may be subject to unused commitment fees.
(12)Investments valued using observable inputs (Level 2), if applicable. See Note 2 “Significant Accounting Policies – Valuation of Portfolio Investments” and Note 4 "Fair Value Measurements" for more information.
(13)The investment is considered as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company cannot acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Fund's total assets. As of December 31, 2023, total non-qualifying assets at fair value represented 10.16% of the Fund's total assets calculated in accordance with the 1940 Act.
(14)Represents an investment held through an aggregator vehicle organized as a pooled investment vehicle.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(dollar amounts in thousands, including share data)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value	% of Net Assets (5)

Investments
Debt Investments
Automotive
Randys Holdings, Inc	(4) (6) (7)	First Lien Term Loan	S+ 6.50%	11.09%	11/1/2028	$3,996	$3,918	$3,919	1.51%
Randys Holdings, Inc (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S+ 6.50%	11.09%	11/1/2028	1,332	—	(26)	(0.01)%
Total Automotive							3,918	3,893	1.50%

Banking, Finance, Insurance, Real Estate
Patriot Growth Insurance Service (Delayed Draw) (Incremental)	(4) (6) (7) (11)	First Lien Term Loan	L+ 5.75%	10.52%	10/14/2028	5,999	375	266	0.10%
Total Banking, Finance, Insurance, Real Estate							375	266	0.10%

Beverage, Food & Tobacco
Cold Spring Brewing Company	(4) (6)	First Lien Term Loan	S+ 4.75%	9.11%	12/19/2025	6,805	6,805	6,804	2.61%
Fortune International, LLC	(4) (6)	First Lien Term Loan	L+ 4.75%	9.52%	1/17/2026	6,948	6,891	6,802	2.61%
Fresh Edge	(4)	Subordinated Debt	S+ 9.00%	13.36%	4/2/2029	2,890	2,820	2,820	1.08%
Mr. Greens	(4)	Subordinated Debt	N/A	10.00% (Cash) 2.00% (PIK)	1/26/2026	10,153	9,807	10,153	3.90%
Nonni's Foods, LLC	(4) (6)	First Lien Term Loan	L+ 5.00%	9.39%	12/1/2023	6,963	6,958	6,915	2.66%
SW Ingredients Holdings, LLC	(4)	Subordinated Debt	N/A	10.50% (Cash) 1.00% (PIK)	7/3/2026	10,076	10,076	9,521	3.67%
Total Beverage, Food & Tobacco							43,357	43,015	16.53%

Capital Equipment
GenServe LLC	(4) (6) (7)	First Lien Term Loan	S+ 5.25%	9.84%	4/12/2024	6,947	6,891	6,937	2.66%
Total Capital Equipment							6,891	6,937	2.66%

Chemicals, Plastics, & Rubber
Spartech	(4) (6) (7)	First Lien Term Loan	L+ 4.75%	9.52%	5/8/2028	3,970	3,970	3,863	1.48%
SupplyOne, Inc.	(4)	Subordinated Debt	N/A	10.00% (Cash) 1.50% (PIK)	2/1/2025	10,113	10,113	10,113	3.89%
Total Chemicals, Plastics, & Rubber							14,083	13,976	5.37%

Construction & Building
Gannett Fleming	(4) (6)	First Lien Term Loan	S+ 6.50%	11.09%	12/20/2028	2,000	1,960	1,960	0.76%
Hyphen Solutions, LLC	(4) (6) (7)	First Lien Term Loan	L+ 5.50%	9.89%	10/27/2026	6,947	6,898	6,804	2.61%
SPI LLC	(4) (6) (7)	First Lien Term Loan	S+ 5.00%	9.59%	12/21/2027	6,948	6,855	6,804	2.61%
Total Construction & Building							15,713	15,568	5.98%

Consumer Goods: Durable
Freedom U.S. Acquisition Corporation	(4) (6)	First Lien Term Loan	L+ 4.50%	9.27%	11/10/2023	7,000	7,000	6,955	2.67%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(dollar amounts in thousands, including share data)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value	% of Net Assets (5)
NMC Skincare Intermediate Holdings II, LLC (Incremental)	(4) (6) (7)	First Lien Term Loan	L+ 5.00%	9.77%	10/31/2024	6,946	6,849	6,672	2.56%
Xpressmyself.com LLC (a/k/a SmartSign)	(4) (6)	First Lien Term Loan	S+ 5.00%	9.59%	9/7/2028	2,045	2,026	2,026	0.78%
Total Consumer Goods: Durable							15,875	15,653	6.01%

Consumer Goods: Non-Durable
Accupac, Inc.	(4) (6) (7)	First Lien Term Loan	S+ 5.50%	10.09%	1/14/2026	6,946	6,923	6,815	2.62%
Elevation Labs	(4) (6)	First Lien Term Loan	S+ 5.25%	9.84%	6/30/2028	1,315	1,303	1,301	0.50%
Elevation Labs (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 5.25%	9.84%	6/30/2028	599	(3)	(6)	—%
Image International Intermediate Holdco II, LLC (Incremental)	(4) (6) (7)	First Lien Term Loan	L+ 5.50%	10.27%	7/10/2024	6,992	6,950	6,873	2.64%
Revision Buyer LLC	(4)	Subordinated Debt	N/A	10.00% (Cash) 1.00% (PIK)	12/1/2028	10,075	9,889	9,896	3.80%
Ultima Health Holdings, LLC	(4)	Subordinated Debt	N/A	11.00% (Cash) 1.50% (PIK)	3/12/2029	1,306	1,282	1,278	0.49%
Total Consumer Goods: Non-Durable							26,344	26,157	10.05%

Containers, Packaging & Glass
New ILC Dover, Inc.	(4) (6) (7)	First Lien Term Loan	L+ 5.00%	9.77%	1/31/2026	6,947	6,935	6,946	2.67%
Oliver Packaging	(4)	Subordinated Debt	N/A	10.00% (Cash) 1.00% (PIK)	1/6/2029	1,332	1,308	1,265	0.48%
PG Buyer, LLC	(4)	Subordinated Debt	N/A	10.00% (Cash) 1.50% (PIK)	9/2/2026	8,092	8,092	8,092	3.11%
Total Containers, Packaging & Glass							16,335	16,303	6.26%

Energy: Oil & Gas
AmSpec Group, Inc.	(4) (6) (7)	First Lien Term Loan	L+ 5.75%	10.52%	7/2/2024	6,946	6,946	6,945	2.67%
Dresser Utility Solutions, LLC	(4) (6)	First Lien Term Loan	L+ 4.25%	8.64%	10/1/2025	3,473	3,473	3,473	1.33%
Dresser Utility Solutions, LLC (Incremental)	(4) (6)	First Lien Term Loan	L+ 5.25%	9.64%	10/1/2025	3,473	3,429	3,399	1.30%
Marco APE Opco Holdings, LLC	(4)	Subordinated Debt	N/A	10.50% (Cash) 4.25% (PIK)	9/2/2026	8,633	8,103	7,458	2.87%
Total Energy: Oil & Gas							21,951	21,275	8.17%

Environmental Industries
North Haven Stack Buyer, LLC	(4) (6) (7)	First Lien Term Loan	S+ 5.50%	9.86%	7/16/2027	6,947	6,918	6,845	2.63%
Nutrition 101 Buyer LLC (a/k/a 101, Inc.)	(4) (6)	First Lien Term Loan	S+ 5.25%	9.61%	8/31/2028	824	816	816	0.31%
Total Environmental Industries							7,734	7,661	2.94%

Healthcare & Pharmaceuticals
Heartland Veterinary Partners LLC (Incremental)	(4)	Subordinated Debt	S+ 7.50%	12.09%	12/10/2027	1,000	982	980	0.38%
Heartland Veterinary Partners LLC (Incremental) (Delayed Draw)	(4) (11)	Subordinated Debt	S+ 7.50%	12.09%	12/10/2027	5,000	—	(100)	(0.04)%
New You Bariatric Group, LLC	(4) (6)	First Lien Term Loan	S+ 5.25%	9.84%	8/26/2024	6,946	6,946	6,838	2.63%
SCP Eye Care Holdco, LLC (DBA EyeSouth Partners)	(4) (6)	First Lien Term Loan	S+ 5.75%	10.34%	10/5/2029	2,265	2,217	2,221	0.85%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(dollar amounts in thousands, including share data)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value		% of Net Assets (5)
SCP Eye Care Holdco, LLC (DBA EyeSouth Partners) (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 5.75%	10.34%	10/5/2029	735	—	(14)		(0.01)%
Southern Veterinary Partners	(4) (6) (7)	First Lien Term Loan	S+ 5.50%	9.86%	10/5/2027	3,085	3,026	3,022		1.16%
US Radiology Specialists, Inc.	(6) (7) (12)	First Lien Term Loan	L+ 5.25%	10.02%	12/15/2027	1,882	1,798	1,704		0.66%
W2O Holdings, LLC	(4) (6)	First Lien Term Loan	L+ 4.75%	9.52%	6/12/2025	6,947	6,947	6,905		2.65%
Wellspring Pharmaceutical	(4) (6)	First Lien Term Loan	S+ 5.75%	10.53%	8/22/2028	4,095	4,017	4,020		1.54%
Wellspring Pharmaceutical (Delayed Draw)	(4) (11)	First Lien Term Loan	S+ 5.75%	10.53%	8/22/2028	1,895	(14)	(35)		(0.01)%
Total Healthcare & Pharmaceuticals							25,919	25,541	-	9.81%

High Tech Industries
Infobase Acquisition, Inc.	(4) (6)	First Lien Term Loan	S+ 5.50%	10.09%	6/14/2028	738	731	729		0.28%
Infobase Acquisition, Inc. (Delayed Draw)	(4) (11)	First Lien Term Loan	S+ 5.50%	10.09%	6/14/2028	122	—	(2)		0.00%
ITSavvy LLC	(4) (6)	First Lien Term Loan	S+ 5.25%	9.84%	8/8/2028	1,793	1,776	1,793		0.69%
ITSavvy LLC (Delayed Draw)	(4) (11)	First Lien Term Loan	S+ 5.25%	9.84%	8/8/2028	480	(5)	—		0.00%
Specialist Resources Global Inc. (Delayed Draw)	(4) (6)	First Lien Term Loan	L+ 4.50%	8.89%	9/23/2025	6,947	6,947	6,894		2.65%
Total High Tech Industries							9,449	9,414		3.62%

Media: Advertising, Printing & Publishing
Viking Target, LLC	(4) (6)	First Lien Term Loan	L+ 5.00%	9.77%	8/9/2024	6,945	6,906	6,916		2.66%
Total Media: Advertising, Printing & Publishing							6,906	6,916		2.66%

Services: Business
BroadcastMed Holdco, LLC	(4)	Subordinated Debt	N/A	10.00% (Cash) 3.75% (PIK)	11/12/2027	2,649	2,597	2,598		1.00%
Brown & Joseph, LLC	(4) (6)	First Lien Term Loan	S+ 5.75%	10.34%	6/20/2024	6,945	6,896	6,920		2.66%
Class Valuation	(4)	Subordinated Debt	N/A	11.00%	9/30/2026	444	436	415		0.16%
CrossCountry Consulting	(4) (6) (7)	First Lien Term Loan	S+ 5.75%	10.34%	6/1/2029	1,393	1,367	1,376		0.53%
CrossCountry Consulting (Delayed Draw)	(4) (7) (11)	First Lien Term Loan	S+ 5.75%	10.34%	6/1/2029	560	(5)	(7)		—%
CV Intermediate Holdco Corp.	(4)	Subordinated Debt	N/A	11.00%	9/30/2026	10,000	9,848	9,333		3.59%
Evergreen Services Group	(4) (6) (7)	First Lien Term Loan	S+ 6.00%	10.59%	6/15/2029	4,068	3,991	3,971		1.52%
Evergreen Services Group (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S+ 6.00%	10.59%	6/15/2029	970	694	680		0.26%
Kofile, Inc.	(4)	Subordinated Debt	N/A	10.00% (Cash) 1.75% (PIK)	7/29/2026	10,128	10,128	9,987		3.84%
Phaidon International	(4) (6) (10) (13)	First Lien Term Loan	S+ 5.50%	9.86%	8/22/2029	7,000	6,932	6,916		2.66%
Red Dawn SEI Buyer, Inc.	(4)	Subordinated Debt	L+ 8.25%	13.02%	11/22/2026	6,650	6,650	6,650		2.54%
Red Dawn SEI Buyer, Inc. (Incremental)	(4)	Subordinated Debt	L+ 8.50%	13.27%	11/22/2026	3,350	3,350	3,350		1.29%
Trilon Group, LLC	(4) (6)	First Lien Term Loan	S+ 5.25%	9.84%	5/27/2029	2,993	2,964	2,881		1.11%
Trilon Group, LLC	(4) (6)	First Lien Term Loan	S+ 6.25%	10.84%	5/28/2029	600	594	593		0.23%
Trilon Group, LLC (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 6.25%	10.84%	5/28/2029	400	37	32		0.01%
Trilon Group, LLC (Delayed Draw)	(4) (6)	First Lien Term Loan	S+ 5.25%	9.84%	5/27/2029	3,000	3,000	2,888		1.11%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(dollar amounts in thousands, including share data)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value	% of Net Assets (5)
Total Services: Business							59,479	58,583	22.51%

Services: Consumer
A Place for Mom, Inc.	(4) (6) (7)	First Lien Term Loan	S+ 4.50%	9.09%	2/10/2026	6,936	6,936	6,657	2.56%
ADPD Holdings, LLC (a/k/a NearU)	(4) (6) (7)	First Lien Term Loan	S+ 6.00%	10.59%	8/16/2028	4,848	4,807	4,800	1.84%
ADPD Holdings, LLC (a/k/a NearU) (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S+ 6.00%	10.59%	8/16/2028	1,000	—	(10)	—%
ADPD Holdings, LLC (a/k/a NearU) (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S+ 6.00%	10.59%	8/16/2028	150	—	(1)	—%
ADPD Holdings, LLC (a/k/a NearU) (Delayed Draw)	(4) (6) (7) (11)	First Lien Term Loan	S+ 6.00%	10.59%	8/16/2028	1,000	—	(10)	—%
Apex Services Partners, LLC (Incremental)	(4) (6) (7)	First Lien Term Loan	S+ 5.50%	10.09%	7/31/2025	3,000	2,973	2,981	1.14%
Apex Services Partners, LLC (Delayed Draw) (Incremental)	(4) (6) (7)	First Lien Term Loan	S+ 5.50%	10.09%	7/31/2025	3,000	2,987	2,981	1.14%
Excel Fitness	(4) (6)	First Lien Term Loan	S+ 5.25%	9.84%	4/27/2029	5,985	5,920	5,690	2.19%
Total Services: Consumer							23,623	23,088	8.87%

Sovereign & Public Finance
LMI Consulting, LLC (LMI)	(4) (6)	First Lien Term Loan	S+ 6.50%	11.09%	7/18/2028	742	728	718	0.28%
LMI Consulting, LLC (LMI) (Incremental)	(4) (6)	First Lien Term Loan	S+ 6.50%	11.09%	7/18/2028	2,985	2,889	2,889	1.11%
Total Sovereign & Public Finance							3,617	3,607	1.39%

Telecommunications
Arise Holdings Inc.	(4) (6)	First Lien Term Loan	S+ 4.25%	8.84%	12/9/2025	6,946	6,894	6,720	2.58%
Total Telecommunications							6,894	6,720	2.58%

Transportation: Cargo
FSK Pallet Holding Corp. (DBA Kamps Pallets)	(4) (6)	First Lien Term Loan	L+ 5.00%	9.77%	12/23/2026	5,985	5,870	5,869	2.25%
Kenco Group, Inc.	(4) (6)	First Lien Term Loan	S+ 5.50%	10.09%	11/15/2029	5,150	5,049	5,049	1.94%
Kenco Group, Inc. (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 5.50%	10.09%	11/15/2029	850	(17)	(17)	(0.01)%
Total Transportation: Cargo							10,902	10,901	4.18%

Wholesale
AMC Buyer, LLC	(4) (6)	First Lien Term Loan	S+ 5.50%	10.09%	11/2/2024	6,947	6,919	6,947	2.67%
CDI AcquisitionCo, Inc.	(4) (6)	First Lien Term Loan	S+ 4.50%	9.28%	12/24/2024	6,865	6,840	6,827	2.62%
ISG Merger Sub, LLC (dba Industrial Service Group)	(4) (6)	First Lien Term Loan	S+ 6.25%	10.61%	12/7/2028	2,479	2,429	2,429	0.93%
ISG Merger Sub, LLC (dba Industrial Service Group) (Delayed Draw)	(4) (6) (11)	First Lien Term Loan	S+ 6.25%	10.61%	12/7/2028	1,282	(6)	(25)	(0.01)%
New Era Technology, Inc	(4) (6) (7)	First Lien Term Loan	L+ 6.25%	11.02%	10/31/2026	6,947	6,919	6,650	2.56%
Solaray, LLC	(4) (6) (7)	First Lien Term Loan	S+ 5.75%	10.34%	9/9/2023	6,963	6,955	6,878	2.64%
Total Wholesale							30,056	29,706	11.41%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(dollar amounts in thousands, including share data)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value	% of Net Assets (5)

Total Debt Investments							349,421	345,180	132.60%

Equity Investments
Beverage, Food & Tobacco
Fresh Edge	(4) (8) (9)	Class A Preferred Units	N/A	—%	N/A	—	454	454	0.17%
Fresh Edge	(4) (8) (9)	Class B Common Units	N/A	—%	N/A	—	—	—	—%
Mr. Greens	(4) (8) (9)	Limited Partnership Interests	N/A	—%	N/A	1	101	276	0.11%
Spice World	(4) (8) (9)	LLC Common Units	N/A	—%	N/A	1	126	101	0.04%
Total Beverage, Food & Tobacco							681	831	0.32%

Chemicals, Plastics & Rubber
SupplyOne, Inc.	(4) (8) (9)	LLC Common Units	N/A	—%	N/A	1	504	980	0.38%
Total Chemicals, Plastics & Rubber							504	980	0.38%

Construction & Building
Gannett Fleming	(4) (8) (9)	Limited Partnership Interests	N/A	—%	N/A	85	85	85	0.03%
Trench Plate Rental Co.	(4) (8) (9)	Common Equity	N/A	—%	N/A	1	127	134	0.05%
Total Construction & Building							212	219	0.08%

Consumer Goods: Non-Durable
RVGD Aggregator LP (Revision Skincare)	(4) (8) (9)	Limited Partnership Interests	N/A	—%	N/A	—	98	133	0.05%
Ultima Health Holdings, LLC	(4) (8) (9)	Preferred Units	N/A	—%	N/A	—	130	130	0.05%
Total Consumer Goods: Non-Durable							228	263	0.10%

Containers, Packaging & Glass
Oliver Packaging	(4) (8) (9)	Class A Common Units	N/A	—%	N/A	6	610	639	0.25%
PG Aggregator, LLC	(4) (8) (9)	LLC Units	N/A	—%	N/A	—	109	135	0.05%
Total Containers, Packaging & Glass							719	774	0.30%

High Tech Industries
ITSavvy LLC	(4) (8) (9)	Class A Common Units	N/A	—%	N/A	—	119	158	0.06%
Total High Tech Industries							119	158	0.06%

Services: Business
BroadcastMed Holdco, LLC	(4) (8) (9)	Series A-3 Preferred Units	N/A	—%	N/A	44	655	655	0.25%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(dollar amounts in thousands, including share data)

Portfolio Company (1) (2)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount / Unit	Cost	Fair Value	% of Net Assets (5)
CV Holdco, LLC	(4) (8) (9)	Class A Common Units	N/A	—%	N/A	1	102	49	0.02%
Kofile, Inc.	(4) (8) (9)	Class A-2 Common Units	N/A	—%	N/A	—	108	78	0.03%
Total Services: Business							865	782	0.30%

Services: Consumer
ADPD Holdings, LLC (a/k/a NearU)	(4) (8) (9)	Limited Partnership Interests	N/A	—%	N/A	1	142	151	0.06%
Total Services: Consumer							142	151	0.06%

Sovereign & Public Finance
LMI Renaissance	(4) (8) (9)	Limited Partnership Interests	N/A	—%	N/A	107	107	180	0.07%
Total Sovereign & Public Finance							107	180	0.07%

Total Equity Investments							3,577	4,338	1.67%

Total Investments							$352,998	$349,518	134.27%
____________________
(1)All investments are non-controlled/non-affiliated investments as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act classifies investments based on the level of control that the Fund maintains in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when the Fund owns 25% or less of the portfolio company’s voting securities and “controlled” when the Fund owns more than 25% of the portfolio company’s voting securities. The 1940 Act also classifies investments further based on the level of ownership that the Fund maintains in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when the Fund owns less than 5% of a portfolio company’s voting securities and “affiliated” when the Fund owns 5% or more of a portfolio company’s voting securities.
(2)Unless otherwise indicated, issuers of debt and equity held by the Fund are domiciled in the United States.
(3)The majority of the investments bear interest at rates that may be determined by reference to London Interbank Offered Rate (“LIBOR” or "L"), as well as Secured Overnight Financing Rate ("SOFR" or "S"), which reset monthly or quarterly. For each such investment, the Fund has provided the spread over LIBOR and SOFR and the current contractual interest rate in effect at December 31, 2022. As of December 31, 2022, effective rates for 1M L and 3M L are 4.39% and 4.77%, respectively. As of December 31, 2022, effective rates for 1M S, 3M S and 6M S are 4.36%, 4.59% and 4.78%, respectively. For portfolio companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect as of December 31, 2022. Certain investments are subject to a LIBOR or SOFR floor. For fixed rate loans, a spread above a reference rate is not applicable.
(4)Investment valued using unobservable inputs (Level 3). See Note 2 “Significant Accounting Policies - Valuation of Portfolio Investments” for more information.
(5)Percentage is based on net assets of $260,301 as of December 31, 2022.
(6)Denotes that all or a portion of the assets are owned by SPV I (as defined in Note 1 “Organization”). SPV I entered into a senior secured revolving credit facility (the “Bank of America Credit Facility”) on April 19, 2022. The lenders of the Bank of America Credit Facility have a first lien security interest in substantially all of the assets of SPV I. Accordingly, such assets are not available to creditors of the Fund. See Note 6 “Secured Borrowings”.
(7)Investment is a unitranche position.
(8)Security acquired in transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be a “restricted security” under the Securities Act. As of December 31, 2022, the Fund held seventeen restricted securities with an aggregate fair value of $4,338, or 1.7% of the Fund’s net assets. The acquisition dates of these securities were as follows: CV Holdco, LLC - March 31, 2022, Kofile, Inc. - March 31, 2022, Mr. Greens - March 31, 2022, PG Aggregator, LLC - March 31, 2022, RVGD Aggregator LP (Revision Skincare) - March 31, 2022. Spice World - March 31, 2022, Supply One - March 31, 2022, Trench Plate Rental Co. - March 31, 2022, LMI Renaissance - June 30, 2022, Oliver Packaging - July 6, 2022, ITSavvy LLC- August 8, 2022, ADPD Holdings, LLC (a/k/a NearU) - August 11, 2022 and Ultima Health Holdings, LLC - September 12, 2022, Fresh Edge Class A and Fresh Edge Class B - October 3, 2022, BroadcastMed Holdco, LLC - October 4, 2022 and Gannett Fleming - December 20, 2022.
(9)Equity investments are non-income producing securities unless otherwise noted.
(10)This portfolio company is not domiciled in the United States. The principal place of business for Phaidon International is the United Kingdom. A portfolio company that is not domiciled in the United States is considered a non-qualifying asset under Section 55(a) of the 1940 Act.
(11)Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. See Note 7 "Commitments and Contingencies". The investment may be subject to unused commitment fees.
(12)Investments valued using observable inputs (Level 2). See Note 2 “Significant Accounting Policies – Valuation of Portfolio Investments” and Note 4 "Fair Value Measurements" for more information.
(13)The investment is considered as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company cannot acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Fund's total assets. As of December 31, 2022, total non-qualifying assets at fair value represented 1.64% of the Fund's total assets calculated in accordance with the 1940 Act.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollar amounts in thousands, except per share data)

1. ORGANIZATION
Nuveen Churchill Private Capital Income Fund (“PCAP”, and together with its consolidated subsidiaries, the “Fund”) is a Delaware statutory trust formed on February 8, 2022. PCAP is a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is externally managed by its adviser, Churchill Asset Management LLC (the “Adviser” or “Churchill”). Churchill is an indirect subsidiary of Nuveen, LLC (“Nuveen”), the investment management division of TIAA (as defined below). Churchill has engaged its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), acting through its leveraged finance division, to manage certain of its Liquid Investments (defined below) pursuant to an investment sub-advisory agreement between the Adviser and Nuveen Asset Management (as discussed further in Note 5). The Fund has elected, and intends to qualify annually, to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
The Fund’s investment objective is to generate attractive risk-adjusted returns primarily through current income and, secondarily, long-term capital appreciation, by investing in a diversified portfolio of private debt and equity investments in U.S. middle market companies owned by leading private equity firms, which the Fund defines as companies with approximately $10 million to $250 million of earnings before interest, taxes, depreciation and amortization (“EBITDA”). The Fund primarily focuses on investing in U.S. middle market companies with $10 to $100 million in EBITDA, which the Fund considers the core middle market. The Fund primarily invests in first-lien senior secured debt and first-out positions in unitranche loans (collectively “Senior Loan Investments”), as well as junior debt investments, such as second-lien loans, unsecured debt, subordinated debt and last-out positions in unitranche loans (including fixed- and floating-rate instruments and instruments with payment-in-kind income) (“Junior Capital Investments”). Senior Loan Investments and Junior Capital Investments may be originated alongside smaller related common equity positions to the same portfolio companies. The portfolio also will include larger, stand-alone direct equity co-investments in private-equity backed companies that may or may not be originated alongside or separately from Senior Loan Investments and/or Junior Capital Investments to the applicable portfolio company (“Equity Co-Investments”). We target an investment portfolio consisting, directly or indirectly, of 75% to 90% in Senior Loan Investments, 5% to 25% in Junior Capital Investments and up to 10% in Equity Co-Investments. To support the Fund’s share repurchase program (as discussed further in Note 8), the Fund also will invest 5% to 10% of its assets in cash and cash equivalents, liquid fixed-income securities (including broadly syndicated loans) and other liquid credit instruments (“Liquid Investments”).
The Fund was established by Teachers Insurance and Annuity Association of America (“TIAA”), the ultimate parent of Churchill and Nuveen, and operated as a wholly owned subsidiary of TIAA until the Escrow Break Date (as defined below). On March 30, 2022, TIAA purchased 40 shares of the Fund’s Class I shares at $25.00 per share.
On March 31, 2022, prior to the Fund’s election to be regulated as a BDC under the 1940 Act, TIAA contributed certain portfolio investments to the Fund in the amount of $296,231 (fair value as of March 31, 2022). In addition, on March 31, 2022, the Fund entered into a promissory note with TIAA (the “Note”) as the lender. The principal amount of the Note equaled (i) the fair value of portfolio investments contributed as of March 31, 2022, minus (ii) $263,500 (as discussed further in Note 5). In connection therewith, the Fund issued to TIAA 10,540,000 shares of the Fund’s Class I shares of beneficial interest at $25.00 per share. On June 3, 2022, the Fund fully repaid the balance on the Note to TIAA which was comprised of $32,731 and $226 of principal and interest, respectively.
NCPIF SPV I LLC (“SPV I”) and NCPIF Equity Holdings LLC (“Equity Holdings”) was formed on February 25, 2022 and April 1, 2022, respectively. Each of SPV I and Equity Holdings is a wholly owned subsidiary of the Fund and is consolidated in these consolidated financial statements commencing from the date of its formation. SPV I commenced operations on March 31, 2022, upon receipt of contribution of portfolio investments from TIAA to the Fund (as discussed further in Note 8). Equity Holdings commenced from the date of its formation.
The Fund is offering on a continuous basis up to $2.5 billion of any combination of three classes of common shares of beneficial interest (“Common Shares”), Class S shares, Class D shares and Class I shares. On May 17, 2022, the Securities and Exchange Commission (the “SEC”) granted an exemptive order permitting the Fund to offer multiple classes of Common Shares and to impose varying sales loads, asset-based service and/or distribution fees and early withdrawal fees. The share classes have different ongoing shareholder servicing and/or distribution fees. None of the share classes being offered will have early withdrawal fees. The purchase price per share for each class of Common Shares will equal the Fund’s net asset value (“NAV”) per share as of the effective date of the monthly share purchase date. Nuveen Securities, LLC (the “Intermediary Manager”) will use its best efforts to sell Common Shares, but is not obligated to purchase or sell any specific amount of Common Shares in the offering. As of June 1, 2023 (the “Escrow Break Date”), the Fund had satisfied the minimum offering requirement and the Fund’s Board of Trustees (the “Board”) authorized the release of proceeds from escrow.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company for the purposes of accounting and financial reporting in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC 946”), and pursuant to Regulation S-X. In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair statement of the consolidated financial statements for the period presented, have been included. U.S. GAAP for an investment company requires investments to be

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollar amounts in thousands, except per share data)
recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value unless otherwise disclosed within.
Consolidation
As provided under ASC 946, the Fund will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Fund. Accordingly, the consolidated financial statements include the accounts of the Fund and its wholly owned subsidiaries, SPV I and Equity Holdings. All significant intercompany balances and transactions have been eliminated.
Use of Estimates
The preparation of consolidated financial statements in conformity with U.S. GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Cash, Restricted Cash and Cash Equivalents
Cash and restricted cash represent cash deposits held at financial institutions, which at times may exceed U.S. federally insured limits. Cash equivalents include short-term highly liquid investments, such as money market funds, that are readily convertible to cash and have original maturities of three months or less. Cash, restricted cash and cash equivalents are carried at cost, which approximates fair value. As of December 31, 2023, the Fund did not hold any restricted cash.
Valuation of Portfolio Investments
Investments are valued in accordance with the fair value principles established by FASB ASC Topic 820, Fair Value Measurement (“ASC Topic 820”) and in accordance with the 1940 Act. ASC Topic 820’s definition of fair value focuses on the amount that would be received to sell the asset or paid to transfer the liability in the principal or most advantageous market, and prioritizes the use of market-based inputs (observable) over entity-specific inputs (unobservable) within a measurement of fair value.
ASC Topic 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC Topic 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings, and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC Topic 820, these inputs are summarized in the three levels listed below:
•Level 1 — Valuations are based on unadjusted, quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.
•Level 2 — Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•Level 3 — Valuations are based on inputs that are unobservable and significant to the overall fair value measurement.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
Active, publicly traded instruments are classified as Level 1 and their values are generally based on quoted market prices, even if both the market’s normal daily trading volume is not sufficient to absorb the quantity held and placing orders to sell the position in a single transaction might affect the quoted price.
Fair value is generally determined as the price that would be received for an investment in a current sale, which assumes an orderly market is available for the market participants at the measurement date. If available, fair value of investments is based on directly observable market prices or on market data derived from comparable assets. The Fund’s valuation policy considers the fact that no ready market may exist for many of the securities in which it invests and that fair value for its investments must be determined using unobservable inputs.
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund's valuation designee (the “Valuation Designee”) to determine the fair value of the Fund's investments that do not have readily available market quotations, effective beginning with the fiscal quarter ended March 31, 2023. Pursuant to the Fund's valuation policy approved by the Board, a valuation committee comprised of employees of the Adviser (the “Valuation Committee”) is responsible for determining the fair value of the Fund's assets for which market quotations are not readily available, subject to the oversight of the Board.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollar amounts in thousands, except per share data)
With respect to investments for which market quotations are not readily available (Level 3), the Valuation Designee, subject to the oversight of the Board as described below, undertakes a multi-step valuation process each quarter, as follows:
1.the quarterly valuation process begins with each portfolio company or investment being initially valued by either the professionals of the applicable investment team that are responsible for the portfolio investment or an independent third-party valuation firm;
2.to the extent that an independent third-party valuation firm has not been engaged by, or on behalf of, the Board to value 100% of the portfolio, then at a minimum, an independent third-party valuation firm will be engaged by, or on behalf of, the Fund will provide positive assurance of the portfolio each quarter (such that each investment is reviewed by a third-party valuation firm at least once on a rolling 12-month basis and each watch-list investment will be reviewed each quarter), including a review of management’s preliminary valuation and recommendation of fair value;
3.the Valuation Committee then reviews and discusses the valuations with any input, where appropriate, from the independent third-party valuation firm(s), and determine the fair value of each investment in good faith based on the Fund’s valuation policy, subject to the oversight of the Board; and
4.the Valuation Designee provides the Board with the information relating to the fair value determination pursuant to the Fund's valuation policy in connection with each quarterly Board meeting and discuss with the Board its determination of the fair value of each investment in good faith.
The Valuation Designee makes this fair value determination on a quarterly basis and in such other instances when a decision regarding the fair value of the portfolio investments is required. Factors considered by the Valuation Designee as part of the valuation of investments include each portfolio company’s credit ratings/risk, current and projected earnings, current and expected leverage, ability to make interest and principal payments, liquidity, compliance with applicable loan covenants, and price to earnings (or other financial) ratios and those of comparable companies, as well as the estimated remaining life of the investment and current market yields and interest rate spreads of similar securities as of the measurement date. Other factors taken into account include changes in the interest rate environment and credit markets that may affect the price at which similar investments would trade. The Valuation Designee may also base its valuation of an investment on recent investments and securities with similar structure and risk characteristics. The Valuation Designee obtains market data from its ongoing investment purchase efforts, in addition to monitoring transactions that have closed or are disclosed in industry publications. External information may include (but is not limited to) observable market data derived from the U.S. loan and equity markets. As part of compiling market data as an indication of current market conditions, management may utilize third-party sources.
When determining NAV as of the last day of a month that is not also the last day of a calendar quarter, the Adviser updates the value of securities with “readily available market quotations” (as defined in Rule 2a-5 under the 1940 Act) to the most recent market quotation. For securities without readily available market quotations, the Adviser generally values such assets at the most recent quarterly valuation unless the Adviser determines that a significant observable change has occurred since the most recent quarter end with respect to the investment (which determination may be as a result of a material event at a portfolio company, material change in market spreads, secondary market transaction in the securities of an investment or otherwise). If the Adviser determines such a change has occurred with respect to one or more investments, the Adviser will determine whether to update the value for each relevant investment.
The values assigned to investments are based on available information and may fluctuate from period to period. In addition, such values do not necessarily represent the amount that ultimately might be realized upon a portfolio investment's sale. Due to the inherent uncertainty of valuation, the estimated fair value of an investment may differ from the value that would have been used had a ready market for the security existed, and the difference could be material.
The Board is responsible for overseeing the Valuation Designee’s process for determining the fair value of the Fund’s assets for which market quotations are not readily available, taking into account the Fund’s valuation risks. To facilitate the Board’s oversight of the valuation process, the Valuation Designee provides the Board with quarterly reports, annual reports, and prompt reporting of material matters affecting the Valuation Designee’s determination of fair value. As part of the Board’s oversight role, the Board may request and review additional information to be informed of the Valuation Designee’s process for determining the fair value of the Fund's investments.
Investment Transactions and Revenue Recognition
Investment transactions are recorded on the applicable trade date. Any amounts related to purchases, sales and principal paydowns that have traded, but not settled, are reflected as either a receivable for investments sold or payable for investments purchased on the consolidated statements of assets and liabilities. Realized gains or losses are measured by the difference between the net proceeds received and the amortized cost basis of the investment using the specific identification method without regard to unrealized appreciation or depreciation previously recognized and are included as net realized gain (loss) on investments in the consolidated statements of operations. Net change in unrealized appreciation (depreciation) on investments is recognized in the consolidated statements of operations and reflects the period-to-period change in fair value and cost of investments, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollar amounts in thousands, except per share data)
Interest income, including amortization of premium and accretion of discount on loans, and expenses are recorded on the accrual basis. The Fund accrues interest income if it expects that ultimately it will be able to collect such income.
The Fund may have loans in its portfolio that contain payment-in-kind (“PIK”) income provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. If at any point the Fund believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest is generally reversed through PIK income. This non-cash source of income is included when determining what must be paid out to shareholders in the form of distributions in order for the Fund to maintain its tax treatment as a RIC, even though the Fund has not yet collected cash. As of December 31, 2023 and December 31, 2022, the fair value of the loans in the portfolio with PIK income provisions was $76,082 and $70,361, respectively, which represents approximately 14.86% and 20.13% of total investments at fair value, respectively. For the year ended December 31, 2023 and the period from February 8, 2022 (inception) through December 31, 2022 the Fund earned $2,333 and $1,275, respectively, in PIK income. As of December 31, 2023 and December 31, 2022, there were no PIK loans in the Fund's portfolio on non-accrual status.
Dividend income on preferred equity securities is recorded on the accrual basis to the extent that such amounts are payable by the portfolio companies and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. For the year ended December 31, 2023, the Fund earned $123 in dividend income. For the period from February 8, 2022 (inception) through December 31, 2022, the Fund did not earn any dividend income on its equity investments.
Other income may include income such as consent, waiver, amendment, unused, and prepayment fees associated with the Fund’s investment activities, as well as any fees for managerial assistance services rendered by the Fund to its portfolio companies. Such fees are recognized as income when earned or the services are rendered. For the year ended December 31, 2023, the Fund earned other income of $178 primarily related to amendment fees. For the period from February 8, 2022 (inception) through December 31, 2022, the Fund earned other income of $504, primarily related to prepayment and amendment fees.
Loans are generally placed on non-accrual status when a payment default occurs on a loan in the portfolio, or if management otherwise believes that the issuer of the loan will not be able to make contractual interest payments or principal payments. The Fund will cease recognizing interest income on that loan until all principal and interest is current through payment, or until a restructuring occurs such that the interest income is deemed to be collectible. However, the Fund remains contractually entitled to this interest. The Fund may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. Accrued interest is written-off when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. As of December 31, 2023 and December 31, 2022, there were no loans in the Fund's portfolio on non-accrual status.
Deferred Financing Costs
Deferred financing costs include capitalized expenses related to the closing or amendments of borrowings. Amortization of deferred financing costs is computed on the straight-line basis over the term of the borrowings. The amortization of such costs is included in interest and debt financing expenses in the accompanying consolidated statements of operations. The unamortized balance of such costs is included as a direct deduction from the related liability in the accompanying consolidated statements of assets and liabilities.
Allocation of Income, Expenses, Gains and Losses
Income, expenses (other than those attributable to a specific class), gains and losses are allocated to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses attributable to a specific class are charged against the operations of that class.
Organization and Offering Costs

Organization costs consist of primarily legal, incorporation and accounting fees incurred in connection with the organization of the Fund. Organization costs are expensed as incurred and are shown in the Fund's consolidated statements of operations. Refer to Note 5 for further details on the Expense Support Agreement.
Offering costs consist primarily of fees and expenses incurred in connection with the offering of Common Shares, as well as legal, printing and other costs associated with the preparation and filing of the registration statements and offering materials. Offering costs are recognized as a deferred charge, amortized on a straight-line basis over 12 months and are shown in the Fund's consolidated statements of operations. For the year ended December 31, 2023, offering costs of $775, were incurred, and $659, were amortized and recognized as offering costs on the consolidated statements of operations, and covered under the Expense Support Agreement. For the period February 8, 2022 (inception) through December 31, 2022, offering costs of $484, were incurred, and $228, were amortized and recognized as offering costs on the consolidated statements of operations, and covered under the Expense Support Agreement. Refer to Note 5 for further details on the Expense Support Agreement.
Income Taxes
For U.S. federal income tax purposes, the Fund has elected, and intends to qualify annually, to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. In order to qualify as a RIC, the Fund must meet certain minimum

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollar amounts in thousands, except per share data)
distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Fund is generally required to pay U.S. federal income taxes only on the portion of its taxable income and capital gains it does not distribute.
The minimum distribution requirements applicable to RICs generally require the Fund to distribute to its shareholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year. Depending on the level of ICTI earned in a tax year, the Fund may choose to carry forward ICTI in excess of current year distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.
In addition, based on the excise distribution requirements, the Fund is subject to a 4% nondeductible U.S. federal excise tax on undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ended October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to U.S. federal income tax is considered to have been distributed. The Fund intends to timely distribute to our shareholders substantially all of our annual taxable income for each year, except that the Fund may retain certain net capital gains for reinvestment and, depending upon the level of taxable income earned in a year, we may choose to carry forward ICTI for distribution in the following year and pay any applicable U.S. federal excise tax.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely than not” to be sustained by the applicable tax authority. SPV I is a disregarded entity for tax purposes and will be consolidated with the tax return of the Fund. Equity Holdings has elected to be classified as a corporation for U.S. federal income tax purposes. All penalties and interest associated with income taxes, if any, are included in income tax expense. For the year ended December 31, 2023, the Fund incurred $31 in excise tax expense. For the period February 8, 2022 (inception) through December 31, 2022, the Fund incurred $2 in excise tax expense.
Dividends and Distributions to Common Shareholders
The Fund has declared distributions each month beginning in September 2022 through the date of this Annual Report on Form 10-K, and expects to continue to pay regular monthly distributions to the extent the Fund has taxable income available. Distributions to shareholders are recorded on the record date. The amount to be distributed to shareholders is determined by the Board and is generally based upon the taxable earnings estimated by management and available cash. Net realized capital gains, if any, will generally be distributed at least annually, although the Fund may decide to retain such capital gains for investment. Although the gross distribution per share is generally equivalent for each share class, the net distribution for each share class is reduced for any class specific expenses, including distribution and shareholder servicing fees, if any.
Functional Currency
The functional currency of the Fund is the U.S. Dollar and all transactions were in U.S. Dollars.
3. INVESTMENTS
The composition of the Fund’s investment portfolio at cost and fair value was as follows:

	December 31, 2023			December 31, 2022
	Amortized Cost	Fair Value	% of Fair Value	Amortized Cost	Fair Value	% of Fair Value
First-Lien Term Loans	$402,858	$399,882	78.10%	$253,940	$251,371	71.92%
Subordinated Debt (1)	103,888	101,930	19.90%	95,481	93,809	26.84%
Equity Investments	9,422	10,224	2.00%	3,577	4,338	1.24%
Total	$516,168	$512,036	100.00%	$352,998	$349,518	100.00%
Largest portfolio company investment	$10,731	$10,986	2.15%	$10,617	$11,093	3.17%
Average portfolio company investment	$3,246	$3,220	0.63%	$5,516	$5,461	1.56%
_______________
(1)As of December 31, 2023, Subordinated Debt is comprised of second lien term loans and/or second lien notes of $52,170 and mezzanine debt of $49,760 at fair value, and second lien term loans and/or second lien notes of $53,365 and mezzanine debt of $50,523 at amortized cost. As of December 31, 2022, Subordinated Debt is comprised of second lien term loans and/or second lien notes of $30,906 and mezzanine debt of $62,903 at fair value, and second lien term loans and/or second lien notes of $32,189 and mezzanine debt of $63,292 at amortized cost.
The industry composition of our portfolio as a percentage of fair value as of December 31, 2023 and December 31, 2022 was as follows:

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollar amounts in thousands, except per share data)

Industry	December 31, 2023	December 31, 2022
Aerospace & Defense	2.07%	—%
Automotive	1.10%	1.11%
Banking, Finance, Insurance, Real Estate	1.49%	0.08%
Beverage, Food & Tobacco	10.39%	12.54%
Capital Equipment	4.28%	1.98%
Chemicals, Plastics & Rubber	3.80%	4.28%
Construction & Building	4.78%	4.52%
Consumer Goods: Durable	3.76%	4.48%
Consumer Goods: Non-durable	5.97%	7.56%
Containers, Packaging & Glass	3.49%	4.89%
Energy: Electricity	0.43%	—%
Energy: Oil & Gas	3.08%	6.09%
Environmental Industries	3.04%	2.19%
Healthcare & Pharmaceuticals	10.08%	7.31%
High Tech Industries	4.81%	2.74%
Hotel, Gaming & Leisure	0.44%	—%
Media: Advertising, Printing & Publishing	1.33%	1.98%
Media: Broadcasting & Subscription	0.80%	—%
Metals and Mining	0.10%	—%
Services: Business	16.82%	16.98%
Services: Consumer	5.73%	6.65%
Sovereign & Public Finance	0.77%	1.08%
Telecommunications	2.33%	1.92%
Transportation: Cargo	2.32%	3.12%
Transportation: Consumer	0.78%	—%
Utilities: Electric	0.51%	—%
Wholesale	5.50%	8.50%
Total	100.00%	100.00%

The geographic composition of investments at cost and fair value was as follows:

	December 31, 2023
	Cost	Fair Value	% of Total Investments at Fair Value	Fair Value as % of Net Assets
USA	$496,774	$492,518	96.19%	138.80%
Canada	6,374	6,376	1.25%	1.80%
United Kingdom	9,045	9,139	1.78%	2.58%
Ireland	1,741	1,750	0.34%	0.49%
Luxembourg	1,255	1,255	0.25%	0.35%
Netherlands	979	998	0.19%	0.28%
	$516,168	$512,036	100.00%	144.30%

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollar amounts in thousands, except per share data)

	December 31, 2022
	Cost	Fair Value	% of Total Investments at Fair Value	Fair Value as % of Net Assets
USA	$346,066	$342,602	98.02%	131.62%
United Kingdom	6,932	6,916	1.98%	2.66%
	$352,998	$349,518	100.00%	134.28%

As of December 31, 2023 and December 31, 2022, on a fair value basis, 84.74% and 76.79%, respectively, of the Fund’s debt investments bore interest at a floating rate and 15.26% and 23.21%, respectively, of the Fund’s debt investments bore interest at a fixed rate.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollar amounts in thousands, except per share data)
4. FAIR VALUE MEASUREMENTS
Fair Value Disclosures
The following table presents fair value measurements of investments, by major class as of December 31, 2023 and December 31, 2022, according to the fair value hierarchy:

As of December 31, 2023	Level 1	Level 2	Level 3	Total
Assets:
First Lien Term Loans	$—	$45,486	$354,396	$399,882
Subordinated Debt (1)	—	—	101,930	101,930
Equity Investments	—	—	10,224	10,224
Cash Equivalents	7,590	—	—	7,590
Total	$7,590	$45,486	$466,550	$519,626
_______________
(1)Subordinated Debt is further comprised of second lien term loans and/or second lien notes of $52,170 and mezzanine debt of $49,760.

As of December 31, 2022	Level 1	Level 2	Level 3	Total
Assets:
First Lien Term Loans	$—	$1,704	$249,667	$251,371
Subordinated Debt (1)	—	—	93,809	93,809
Equity Investments	—	—	4,338	4,338
Total	$—	$1,704	$347,814	$349,518
_______________
(1)Subordinated Debt is further comprised of second lien term loans and/or second lien notes of $30,906 and mezzanine debt of $62,903.
The following tables provide a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended December 31, 2023 and for the period from February 8, 2022 (inception) through December 31, 2022:

	First Lien Term Loans	Subordinated Debt	Equity Investments	Total
Balance as of December 31, 2022	$249,667	$93,809	$4,338	$347,814
Purchase of investments	137,949	15,956	5,948	159,853
Proceeds from principal repayments and sales of investments	(35,224)	(10,216)	(392)	(45,832)
Payment-in-kind interest	71	2,117	—	2,188
Amortization of premium/accretion of discount, net	577	242	—	819
Net realized gain (loss) on investments	174	311	291	776
Net change in unrealized appreciation (depreciation) on investments	(522)	(289)	39	(772)
Transfers to Level 3 (1)	1,704	—	—	1,704
Balance as of December 31, 2023	$354,396	$101,930	$10,224	$466,550

Net change in unrealized appreciation (depreciation) on non-controlled/non-affiliated company investments still held as of December 31, 2023	$(475)	$36	$215	$(224)
________________
(1) Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. For the year ended December 31, 2023, transfers into Level 3 from Level 2 were a result of changes in the observability of significant inputs for one portfolio company.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollar amounts in thousands, except per share data)

	First Lien Term Loans	Subordinated Debt	Equity Investments	Total
Balance as of February 8, 2022 (inception)	$—	$—	$—	$—
Purchase of investments	271,109	113,294	3,575	387,978
Proceeds from principal repayments and sales of investments	(19,207)	(19,000)	—	(38,207)
Payment-in-kind interest	—	1,275	—	1,275
Amortization of premium/accretion of discount, net	310	191	—	501
Net realized gain (loss) on investments	(66)	(281)	—	(347)
Net change in unrealized appreciation (depreciation) on investments	(2,479)	(1,670)	763	(3,386)
Balance as of December 31, 2022	$249,667	$93,809	$4,338	$347,814

Net change in unrealized appreciation (depreciation) on non-controlled/non-affiliated company investments still held as of December 31, 2022	$(2,479)	$(1,670)	$763	$(3,386)
Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. For the period from February 8, 2022 (inception) through December 31, 2022, there were no transfers into or out of Level 3.
Significant Unobservable Inputs
ASC Topic 820 requires disclosure of quantitative information about the significant unobservable inputs used in the valuation of assets and liabilities classified as Level 3 within the fair value hierarchy. The valuation techniques and significant unobservable inputs used in Level 3 fair value measurements of assets as of December 31, 2023 and December 31, 2022 were as follows:

Investment Type	Fair Value at December 31, 2023	Valuation Techniques	Unobservable Inputs	Ranges		Weighted Average
First Lien Term Loans	$282,615	Yield Method	Implied Discount Rate	6.13%	16.48%	10.88%
First Lien Term Loans	68,615	Recent Transaction	Transaction Price	97.83	100.13	98.87
First Lien Term Loans	3,166	Market Approach	EBITDA Multiple	7.50	7.50	7.50
Subordinated Debt	100,086	Yield Method	Implied Discount Rate	11.57%	20.63%	13.96%
Subordinated Debt	1,844	Recent Transaction	Transaction Price	98.01	98.01	98.01
Equity Investments	8,779	Market Approach	EBITDA Multiple	8.50	19.50	11.49
Equity Investments	57	Market Approach	EBITDA Multiple	9.00	9.00	9.00
		Market Approach	ARR Multiple	3.50	3.50	3.50
Equity Investments	528	Yield Method	Implied Discount Rate	8.36%	15.16%	8.35%
Total	$465,690
Equity investments in the amount of $860 at December 31, 2023 have been excluded from the table above as the investments are valued using recent transaction price.

Investment Type	Fair Value at December 31, 2022	Valuation Techniques	Unobservable Inputs	Ranges		Weighted Average
First Lien Term Loans	$228,304	Yield Method	Implied Discount Rate	8.98%	13.37%	10.63%
First Lien Term Loans	21,363	Recent Transaction	Transaction Price	98.01	98.08	98.05
Subordinated Debt	88,391	Yield Method	Implied Discount Rate	8.88%	17.94%	13.39%
Subordinated Debt	5,418	Recent Transaction	Transaction Price	97.58	98.08	97.82
Equity Investments	3,144	Enterprise Value	EBITDA Multiple	9.25x	13.50x	10.93x
Total	$346,620

Equity investments in the amount of $1,194 at December 31, 2022 have been excluded from the table above as the investments are valued using recent transaction price.
Debt investments are generally valued using a yield analysis. In a yield analysis, a price is ascribed for each investment based upon an assessment of current and expected market yields for similar investments and risk profiles. Additional consideration is given to the expected life, portfolio company performance since close, and other terms and risks associated with an investment. Among other factors, a determinant of risk is the amount of leverage used by the portfolio company relative to its total enterprise value, and the rights and remedies of the Fund’s investment within the portfolio company’s capital structure. A recent market trade, if applicable, will also be factored into the valuation.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollar amounts in thousands, except per share data)
Equity investments are generally valued using a market approach, which utilizes market value multiples (EBITDA or revenue) of publicly traded comparable companies and available precedent sales transactions of comparable companies. The selected multiple is used to estimate the enterprise value of the underlying investment.

The significant unobservable input used in the yield method is a discount rate based on comparable market yields. Significant increases in discount rates in isolation would result in a significantly lower fair value measurement. The significant unobservable input used in the market approach is the performance multiple, which may include a revenue multiple, EBITDA multiple, or forward-looking metrics. The multiple is used to estimate the enterprise value of the underlying investment. An increase or decrease in the multiple would result in an increase or decrease, respectively, in the fair value. A recent transaction, if applicable, may also be factored into the valuation if the transaction price is believed to be an indicator of value.

Alternative valuation methodologies may be used as deemed appropriate for debt or equity investments, and may include, but are not limited to, a market analysis, income analysis, or liquidation (recovery) analysis.
Weighted average inputs are calculated based on the relative fair value of the investments.
5. RELATED PARTY TRANSACTIONS
Advisory Agreement
On March 31, 2022, the Fund entered into the Advisory Agreement. The Board, including all of the trustees who are not “interested persons” (as defined under Section 2(a)(19) of the 1940 Act) of the Fund (the “Independent Trustees”), approved the Advisory Agreement in accordance with, and on the basis of an evaluation satisfactory to such trustees as required by the 1940 Act. On August 3, 2022, the Board, including all of the Independent Trustees, approved Amendment No. 1 to the Advisory Agreement (the “Advisory Agreement Amendment”), which became effective immediately. The Advisory Agreement Amendment was entered into solely to extend the notice requirement for the Adviser to terminate the Advisory Agreement from 60 days to 120 days (as described below).
On January 10, 2023, the Board, including all of the Independent Trustees, approved Amendment No. 2 (the “Second Advisory Agreement Amendment”) to the Investment Advisory Agreement, which became effective immediately. The Fund and the Adviser entered into the Second Advisory Agreement Amendment as a result of comments issued by securities regulators from various states in connection with their “blue sky” review of the Fund’s offering. The Second Advisory Agreement Amendment, among other things: (1) removed sunset provisions contingent upon recognition of the Common Shares as “covered securities”; (2) removed provisions entitling the Adviser to amounts owed under Sections 3 or Section 7 of the Advisory Agreement following a notice of termination of the Advisory Agreement; (3) specifies the conditions under which the Adviser may sell all or substantially all of the Fund’s assets; and (4) revised provisions to reflect conflicts of interest provisions set forth in the NASAA Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time (the “Omnibus Guidelines”).
On August 2, 2023, the Board, including all of the Independent Trustees, approved Amendment No. 3 (the “Third Advisory Agreement Amendment”) to the Advisory Agreement, which became effective immediately. The Fund and the Adviser entered into Third Advisory Agreement Amendment as a result of comments issued by state securities regulators in connection with their “blue sky” review of the Fund’s offering, and reflects specific language in the Omnibus Guidelines required by a state securities regulator.
Unless terminated earlier as described below, the Advisory Agreement will remain in effect for a period of two years from March 31, 2022 and will remain in effect from year-to-year thereafter if approved annually by the Board or by the affirmative vote of the holders of a majority of our outstanding voting securities and, in each case, a majority of the Independent Trustees. The Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act, by the Adviser and may be terminated by the Adviser without penalty upon not less than 120 days’ written notice to the Fund or by the Fund without penalty upon not less than 60 days’ written notice to the Adviser. The holders of a majority of the outstanding voting securities may also terminate either of the Advisory Agreement without penalty.
Base Management Fee
The management fee is payable monthly in arrears at an annual rate of 0.75% of the value of the Fund’s net assets as of the beginning of the first calendar day of the applicable month. For the first calendar month in which the Fund has operations, net assets will be measured using the beginning net assets as of the Escrow Break Date. In addition, the Adviser has agreed to waive its management fee until June 1, 2024, the expiry of twelve months from the Escrow Break Date.
For the year ended December 31, 2023, base management fees earned were $1,292, all of which were voluntarily waived by the Adviser. As of December 31, 2023, no amounts were payable to the Adviser related to management fees. For the the period from February 8, 2022 (inception) through December 31, 2022, no management fees were earned.
Incentive Fee
The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not: (i) incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollar amounts in thousands, except per share data)
Incentive Fee Based on Income
The portion based on income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus our operating expenses accrued for the quarter (including the management fee, expenses payable under the Administration Agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees).
Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that has not yet been received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments (as discussed further below) are also excluded from Pre-Incentive Fee Net Investment Income Returns.
Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.50% per quarter (6% annualized).
The Fund will pay the Adviser an incentive fee quarterly in arrears with respect to Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:
•No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which our Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.50% per quarter (6% annualized);
•100% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.76% (7.06% annualized). The Fund refers to this portion of Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.76%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 15% of our Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.76% in any calendar quarter; and
•15% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.76% (7.06% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 15% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Adviser.
These calculations will be pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter.
The Adviser has agreed to waive the incentive fee based on income until June 1, 2024, the expiry of twelve months from the Escrow Break Date. For the year ended December 31, 2023, income based incentive fees were $3,108, which were voluntarily waived by the Adviser. As of December 31, 2023, no amounts were payable to the Adviser related to income based incentive fees. For the period from February 8, 2022 (inception) through December 31, 2022, no income based incentive fees were earned.
Incentive Fee Based on Capital Gains
The second component of the incentive fee, the capital gains incentive fee, will be payable at the end of each calendar year in arrears. The amount payable will equal:
•15% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with U.S. GAAP.
Each year, the fee paid for the capital gains incentive fee will be net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. The Fund will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Adviser if the Fund was to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to the Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.
The fees that are payable under the Advisory Agreement for any partial period will be appropriately prorated. For the year ended December 31, 2023 and for the period from February 8, 2022 (inception) through December 31, 2022, the Fund did not incur any incentive fee based on capital gains.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollar amounts in thousands, except per share data)
Sub-Advisory Agreement
On March 31, 2022, the Adviser entered into the Investment Sub-Advisory Agreement with the Sub-Adviser (the “Sub-Advisory Agreement”). The Board, including all of the Independent Trustees, also approved the Sub-Advisory Agreement in accordance with, and on the basis of an evaluation satisfactory to such trustees as required by the 1940 Act. The Sub-Adviser manages certain of the Liquid Investments pursuant to the Sub-Advisory Agreement. The Adviser has general oversight over the investment process on behalf of the Fund and manages the capital structure of the Fund, including, but not limited to, asset and liability management. The Adviser also has ultimate responsibility for the Fund’s performance under the terms of the Investment Advisory Agreement. The Adviser will pay the Sub-Adviser monthly in arrears, 0.375% of the daily weighted average principal amount of the Liquid Investments managed by the Sub-Adviser pursuant to the Sub-Advisory Agreement.
On August 3, 2022, the Board, including all of the Independent Trustees, approved Amendment No. 1 to the Sub-Advisory Agreement (the “Sub-Advisory Agreement Amendment”), which became effective immediately. The Sub-Advisory Agreement Amendment was entered into solely to extend the notice requirement applicable to both the Adviser and the Sub-Adviser to terminate the Sub-Advisory Agreement from 60 days to 120 days (as described below).
Unless terminated earlier as described below, the Sub-Advisory Agreement will remain in effect for a period of two years from March 31, 2022 and will remain in effect from year-to-year thereafter if approved annually by the Board or by the affirmative vote of the holders of a majority of our outstanding voting securities and, in each case, a majority of the Independent Trustees. The Sub-Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act, by the Adviser and may be terminated by either the Adviser or the Sub-Adviser without penalty upon not less than 120 days’ written notice to the other.
Administration Agreement
On March 31, 2022, the Fund entered into an administration agreement with the Administrator (the “Administration Agreement”), which was approved by the Board. Pursuant to the Administration Agreement, the Administrator furnishes the Fund with office facilities and equipment and provides clerical, bookkeeping and record keeping and other administrative services at such facilities. The Administrator performs, or oversees the performance of, the required administrative services, which include, among other things, assisting the Fund with the preparation of the financial records that the Fund is required to maintain and with the preparation of reports to shareholders and reports filed with the SEC. At the request of the Adviser or the Sub-Adviser, the Administrator also may provide significant managerial assistance on the Fund’s behalf to those portfolio companies that have accepted the Fund’s offer to provide such assistance. U.S. Bancorp Fund Services, LLC will provide the Fund with certain fund administration and bookkeeping services pursuant to a sub-administration agreement (the “Sub-Administration Agreement”) with the Administrator.
On January 10, 2023, the Board, including all of the Independent Trustees, approved Amendment No. 1 (the “Administration Agreement Amendment”) to the Administration Agreement, which became effective immediately. The Fund and the Administrator entered into the Administration Agreement Amendment as a result of comments issued by securities regulators from various states in connection with their “blue sky” review of the Fund’s offering. The Administration Agreement Amendment provides that the Indemnified Parties (as defined in the Administration Agreement) will not be entitled to indemnification for any loss or liability to the Fund or its shareholders by reason of the Indemnified Parties’ negligence or misconduct, in accordance with the Omnibus Guidelines.
For the year ended December 31, 2023, the Fund incurred $517, in fees under the Sub-Administrative Agreement, which are included in administration fees in the consolidated statement of operations. For the period February 8, 2022 (inception) through December 31, 2022, the Fund incurred $299 in fees under the Sub-Administration Agreement, which are included in administration fees in the accompanying consolidated statements of operations. As of December 31, 2023 and December 31, 2022, $614 and $246, respectively, was unpaid and included in accounts payable and accrued expenses in the consolidated statements of assets and liabilities.
Intermediary Manager Agreement
On March 31, 2022, the Fund entered into an Intermediary Manager Agreement (the “Intermediary Manager Agreement”) with the Intermediary Manager, an affiliate of the Adviser. Under the terms of the Intermediary Manager Agreement, the Intermediary Manager serves as the agent and principal distributor for the Fund’s public offering of its Common Shares. The Intermediary Manager is entitled to receive distribution and/or shareholder servicing fees monthly at an annual rate of 0.85% of the value of the Fund’s net assets attributable to Class S shares as of the beginning of the first calendar day of the month. The Intermediary Manager is entitled to receive distribution and/or shareholder servicing fees monthly at an annual rate of 0.25% of the value of the Fund’s net assets attributable to Class D shares as of the beginning of the first calendar day of the month. No distribution and/or shareholder servicing fees will be paid with respect to Class I shares.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollar amounts in thousands, except per share data)
The Fund will cease paying the distribution and/or shareholder servicing fees on any Class S share and Class D share in a shareholder’s account at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total brokerage commissions and distribution and/or shareholder servicing fees paid with respect to any such share held by such shareholder within such account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share. At the end of such month, each such Class S share or Class D share will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such share. The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from the offering.
For the year ended December 31, 2023, the Fund accrued distribution and shareholder servicing fee of $5 and $1 that were attributable to Class S and Class D shares, respectively. For the period from February 8, 2022 (inception) through December 31, 2022, the Fund did not incur any distribution and shareholder servicing fee.
The Intermediary Manager Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees and the trustees who have no direct or indirect financial interest in the operation of the Fund’s distribution plan or the Intermediary Manager Agreement or by vote a majority of the outstanding voting securities of the Fund, on not more than 60 days’ written notice to the Intermediary Manager or the Adviser. The Intermediary Manager Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act.
Expense Support and Conditional Reimbursement Agreement
On March 31, 2022, the Fund entered into an expense support and conditional reimbursement agreement (the “Expense Support Agreement”) with the Adviser. The Expense Support Agreement provides that, Nuveen Alternative Holdings, an affiliate of the Adviser may pay (or cause one or more of its affiliates to pay) certain expenses of the Fund, provided that no portion of the payment will be used to pay any interest expenses of the Fund and/or shareholder servicing fees of the Fund (each, an “Expense Payment’). Such expense payment will be made in any combination of cash or other immediately available funds no later than forty-five days after a written commitment from Nuveen Alternative Holdings to pay such expense, and/or by an offset against amounts due from the Fund to Nuveen Alternative Holdings.
Following any calendar quarter in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Fund’s shareholders based on distributions declared with respect to record dates occurring in such calendar quarter (such amount referred to as the “Excess Operating Funds”), the Fund will pay such Excess Operating Funds, or a portion thereof (each, a “Reimbursement Payment”), to Nuveen Alternative Holdings until such time as all Expense Payments made by the entity to the Fund within three years prior to the last business day of such calendar quarter have been reimbursed. Available Operating Funds means the sum of (i) the Fund’s net investment income (including net realized short-term capital gains reduced by net realized long-term capital losses), (ii) the Fund’s net capital gains (including the excess of net realized long-term capital gains over net realized short-term capital losses) and (iii) dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above). The amount of the Reimbursement Payment for any calendar quarter will equal the lesser of (i) the Excess Operating Funds in such quarter and (ii) the aggregate amount of all Expense Payments made by Nuveen Alternative Holdings to the Fund within three years prior to the last business day of such calendar quarter that have not been previously reimbursed by the Fund to Nuveen Alternative Holdings.
No Reimbursement Payment for any month will be made if (1) the annualized rate of regular cash distributions declared by the Fund at the time of such Reimbursement Payment is less than the annualized rate of regular cash distributions declared by the Fund at the time the Expense Payment was made to which such Reimbursement Payment relates, or (2) the Fund’s Operating Expense Ratio (as defined below) at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relates. The Operating Expense Ratio is calculated by dividing the Fund’s operating costs and expenses incurred, less organizational and offering expenses, base management and incentive fees owed to the Adviser, and interest expense, by the Fund’s net assets. The Fund’s obligation to make a Reimbursement Payment will automatically become a liability of the Fund on the last business day of the applicable calendar month, except to the extent the Adviser has waived its right to receive such payment for the applicable month.
The following table presents a cumulative summary of the expense payments and reimbursement payments since the Fund’s commencement of operations, comprised primarily of organizational expenses, offering costs and professional fees:

For the Quarter Ended	Expense Payments by Adviser	Reimbursement Payments to Adviser	Unreimbursed Expense Payments	Effective Rate of Distribution per Share (1)	Reimbursement Eligibility Expiration	Operating Expense Ratio (2)
March 31, 2022	$983	$—	$983	—%	March 31, 2025	0.08%
June 30, 2022	677	—	677	6.62%	June 30, 2025	0.19%
September 30, 2022	379	—	379	7.23%	September 30, 2025	0.21%
December 31, 2022	176	—	176	9.07%	December 31, 2025	0.14%
March 31, 2023	198	—	198	10.22%	March 31, 2026	0.22%
June 30, 2023	113	—	113	11.69%	June 30, 2026	0.22%
September 30, 2023	327	—	327	12.19%	September 30, 2026	0.27%
December 31, 2023	115	—	115	12.13%	December 21, 2026	0.13%
Total	$2,968	$—	$2,968

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollar amounts in thousands, except per share data)
__________
(1)The effective rate of distribution per share is expressed as a percentage equal to the projected annualized distribution amount as of the end of the applicable period (which is calculated by annualizing the regular monthly cash distributions per share as of such date without compounding), divided by the Fund’s gross offering price per share as of each quarter ended.
(2)The operating expense ratio is calculated by dividing the quarterly operating expenses, less organizational and offering expenses, base management fee and incentive fees owed to the Adviser, and interest expense, by the Fund’s net assets as of each quarter end.

Board of Trustees’ Fees

The Board consists of seven members, four of whom are Independent Trustees. On March 30, 2022, the Board established an Audit Committee, a Nominating and Corporate Governance Committee and a Special Transactions Committee, each consisting solely of the Independent Trustees, and may establish additional committees in the future. For the year ended December 31, 2023, the Fund incurred $508 in fees which are included in Board of Trustees’ fees in the accompanying consolidated statements of operations. For the period from February 8, 2022 (inception) through December 31, 2022, the Fund incurred $385 in fees which are included in Board of Trustees’ fees in the accompanying consolidated statements of operations. As of December 31, 2023 and December 31, 2022, $128 and $128, respectively, were unpaid and are included in Board of Trustees’ fees payable in the accompanying consolidated statements of assets and liabilities.
Other Related Party Transactions
From time to time, the Adviser may pay amounts owed by the Fund to third-party providers of goods or services and the Fund will subsequently reimburse the Adviser for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms. As of December 31, 2023 and December 31, 2022, the Fund owed the Adviser $361 and $231, respectively, for reimbursements including the Fund’s allocable portion of overhead, which is included in accounts payable and accrued expenses in the accompanying consolidated statement of assets and liabilities.
Promissory Note
On March 31, 2022, the Fund entered into the Note with TIAA as the lender. The Note is issued under the purchase and sales agreement, dated as of March 31, 2022, by and among the Fund, SPV I and TIAA in connection with the contribution of portfolio investments by TIAA to the Fund (as discussed further in Note 8). The principal amount of the Note equals (i) the fair value of portfolio investments contributed as of March 31, 2022, minus (ii) $263,500. The Note was due to mature on March 30, 2023, with an interest rate of 4% per annum on the unpaid principal amount, compounded quarterly.
On June 3, 2022, the Fund fully repaid the balance on the Note which was comprised of $32,731 and $226 of principal and interest, respectively.
6. SECURED BORROWINGS
In accordance with the 1940 Act, the Fund is only permitted to borrow amounts such that its asset coverage, as defined in the 1940 Act, is maintained at a level of at least 150% after such borrowing. As of December 31, 2023 and December 31, 2022, the Fund’s asset coverage was 314.08% and 267.94%, respectively.
On April 19, 2022, SPV I entered into a credit agreement with the lenders from time to time parties thereto, Bank of America, N.A., as administrative agent, the Fund, as servicer, U.S. Bank Trust Company, National Association, as collateral administrator, and U.S. Bank National Association, as collateral custodian (the “Credit Agreement” and the revolving credit facility thereunder, the “Bank of America Credit Facility”).
On October 4, 2022, SPV I entered into Amendment No. 1 to the Credit Agreement (the “Amendment”). The Amendment, among other things: (i) increased the maximum amount available under the Bank of America Credit Facility from $200,000 to $250,000; and (ii) increased the rate to be paid from Daily SOFR (as defined below) +2.00% to Daily SOFR +2.15% with a “step up” on the one year anniversary of the Closing Date (as defined in the Amendment) increasing from Daily SOFR +2.15% to Daily SOFR +2.40%, as reflected in the Amendment.
Borrowings under the Credit Agreement are secured by all of the assets held by SPV I and bear interest based on either (x) an annual rate equal to SOFR determined for any day (“Daily SOFR”) for the relevant interest period, plus an applicable spread, or (y) the highest of (i) the Federal Funds Rate plus an applicable spread, (ii) the Prime Rate in effect for any day and (iii) Daily SOFR plus an applicable spread. Interest is payable monthly in arrears. Advances under the Credit Agreement are secured by a pool of broadly-syndicated and middle-market loans subject to eligibility criteria and advance rates specified in the Credit Agreement. Advances under the Credit Agreement may be prepaid and reborrowed at any time during the Availability Period (as defined therein), and SPV I may terminate or reduce the facility amount subject to certain conditions. As of December 31, 2023, the Bank of America Credit Facility bears interest at a rate of Daily SOFR plus 2.40% per annum. Interest is payable monthly in arrears. Any amounts borrowed under the Credit Agreement will mature, and all accrued and unpaid interest thereunder will be due and payable, on the earlier of (i) April 19, 2027, the fifth anniversary of the effective date of April 19, 2022, or (ii) upon certain other events in connection with a refinancing under the Credit Agreement. Borrowing under the Credit Agreement is subject to certain restrictions contained in the 1940 Act.
Prior to entering into the Bank of America Credit Facility, the Fund contributed and/or sold certain assets to SPV I pursuant to a contribution and sale agreement and TIAA contributed and/or sold certain assets to SPV I pursuant to a master participation and assignment agreement, and the Fund expects to contribute and/or sell additional assets to SPV I pursuant to a contribution and sale

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollar amounts in thousands, except per share data)
agreement in the future. The Fund may, but will not be required to, repurchase and/or substitute certain assets previously transferred to SPV I subject to the conditions specified in the contribution and sale agreement and the Credit Agreement.
The fair value of the Bank of America Credit Facility, which would be categorized as Level 3 within the fair value hierarchy as of December 31, 2023, approximates its carrying value. The carrying amounts of the Fund’s assets and liabilities, including the credit facilities, other than investments at fair value, approximate fair value due to their short maturities. The borrowing consisted of the following as of December 31, 2023 and December 31, 2022:

	December 31, 2023
	Bank of America Credit Facility	Total
Total Commitment	$250,000	$250,000
Borrowings Outstanding (1)	165,750	165,750
Unused Portion (2)	84,250	84,250
Amount Available (3)	51,883	51,883
_______________
(1)Borrowings outstanding on the consolidated statement of assets and liabilities are net of deferred financing costs.
(2)The unused portion is the amount upon which commitment fees are based.
(3)Available for borrowing based on the computation of collateral to support the borrowings and subject to compliance with applicable covenants and financial ratios.

	December 31, 2022
	Bank of America Credit Facility	Total
Total Commitment	$250,000	$250,000
Borrowings Outstanding (1)	155,000	155,000
Unused Portion (2)	95,000	95,000
Amount Available (3)	81,855	81,855
______________
(1)Borrowings outstanding on the consolidated statement of assets and liabilities are net of deferred financing costs.
(2)The unused portion is the amount upon which commitment fees are based.
(3)Available for borrowing based on the computation of collateral to support the borrowings and subject to compliance with applicable covenants and financial ratios.

For the year ended December 31, 2023 and for the period February 8, 2022 (inception) through December 31, 2022, the components of interest expense and debt financing expenses were as follows:

	For the Years Ended December 31,
	2023	2022 (1)
Borrowing interest expense	$10,144	$3,697
Unused fees	434	312
Amortization of deferred financing costs (2)	174	74
Total interest and debt financing expenses	$10,752	$4,083
Average interest rate (3)	7.73%	4.90%
Average daily borrowings	$136,894	$116,212
_______________
(1)Period from February 8, 2022 (inception) through December 31, 2022
(2)For the year ended December 31, 2023, $2 of deferred financing costs were designated for reimbursement pursuant to the Expense Support Agreement. For the period from February 8, 2022 (inception) through December 31, 2022, $462 of deferred financing costs were designated for reimbursement pursuant to the Expense Support Agreement.
(3)Average interest rate includes interest expense and unused fees.
7. COMMITMENTS AND CONTINGENCIES
In the ordinary course of its business, the Fund enters into contracts or agreements that contain indemnifications or warranties. Future events could occur that might lead to the enforcement of these provisions against the Fund. The Fund believes that the likelihood of such an event is remote; however, the maximum potential exposure is unknown. No accrual has been made in the consolidated financial statements as of December 31, 2023 and 2022 for any such exposure.
As of December 31, 2023 and December 31, 2022, the Fund had the following unfunded commitments to fund delayed draw loans:

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollar amounts in thousands, except per share data)

Portfolio Company	December 31, 2023	December 31, 2022
Aramsco	$520	$—
ARMstrong	1,007	—
ASTP Holdings Co-Investment LP	26	—
Chroma Color	381	—
ClaimLogiq	891	—
CrossCountry Consulting	560	560
Elevation Labs	599	599
Engage	2,040	—
Ergotech (INS)	1,139	—
Evergreen Services Group	—	267
Evergreen Services Group II	923	—
EyeSouth	266	735
Health Management Associates	415	—
Heartland Veterinary Partners	—	5,000
Impact Environmental Group	1,832	—
Industrial Service Group	2,019	1,282
Infobase	122	122
ITSavvy	36	480
Kenco	850	850
Legacy Service Partners	306	—
LMI Consulting, LLC	2	—
Leo Facilities	2,571	—
MEI Buyer LLC	501	—
Mobile Communications America Inc	1,463	—
Motion & Control Enterprises	1,704	—
National Power	799	—
NearU	1,919	2,149
OMNIA Partners	129	—
Online Labels Group	237	—
Ovation Holdings	127	—
Palmetto Exterminators	503	—
Patriot Growth	—	5,568
Pinnacle Supply Partners, LLC	1,455	—
Precision Aviation Group	2,480	—
Propark Mobility	665	—
Randy's Worldwide Automotive	1,332	1,332
Rhino Tool House	306	—
Riveron	779	—
Sugar Foods	1,173	—
Sunny Sky Products	464	—
Tech24	919	—
TIDI Products	1,201	—
Trilon Group	—	363
Vertex Service Partners	1,777	—
Wellspring	—	1,895
WSB / EST	1,096	—
Young Innovations	1,431	—
Total unfunded commitments	$38,965	$21,202

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollar amounts in thousands, except per share data)

The Fund believes its assets will provide adequate coverage to satisfy these unfunded commitments. As of December 31, 2023, the Fund had cash and cash equivalents of $8,679 and available borrowings under the Bank of America Credit Facility of $51,883.
8. NET ASSETS
In connection with its formation, the Fund has the authority to issue an unlimited number of Common Shares.
On March 30, 2022, an affiliate of the Adviser, TIAA, purchased 40 shares of the Fund’s Class I shares of beneficial interest at $25.00 per share.
On March 31, 2022, TIAA contributed certain portfolio investments to the Fund in the amount of $296,231 (fair value as of March 31, 2022). In connection therewith, the Fund entered into the Note with TIAA as the lender (as described in Note 5), and issued to TIAA 10,540,000 shares of the Fund’s Class I shares of beneficial interest at $25.00 per share. The Fund fully repaid the balance of the Note to TIAA on June 3, 2022.
On the Escrow Break Date, the Fund had satisfied the minimum offering requirement and the Board authorized the release of proceeds from escrow.
The following table presents transactions in common shares during the year ended December 31, 2023 (dollars in thousands except share amounts):

	December 31, 2023
	Shares	Amount
CLASS S
Subscriptions	149,441	$3,671
Share transfers between classes	—	$—
Distributions reinvested	397	$10
Shares repurchases	—	$—
Net increase (decrease)	149,838	$3,681
CLASS D
Subscriptions	106,881	$2,629
Share transfers between classes	—	$—
Distributions reinvested	385	$9
Shares repurchases	—	$—
Net increase (decrease)	107,266	$2,638
CLASS I
Subscriptions	3,517,694	$86,550
Share transfers between classes	—	$—
Distributions reinvested	33,652	$828
Shares repurchases	—	$—
Net increase (decrease)	3,551,346	$87,378
The Fund determines NAV for each class of shares as of the last day of each calendar month. Share issuances related to monthly subscriptions are effective the first calendar day of each month. Shares are issued at an offering price equivalent to the most recent NAV per share available for each share class, which will be the prior calendar day NAV per share (i.e. the prior month-end NAV).
The following table presents each month-end net offering price for Class S, Class D, and Class I common shares, which approximately equals their respective NAV per share, for the year ended December 31, 2023:

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollar amounts in thousands, except per share data)

	Net Offering Price Per Share
For the Months Ended	Class S (1)	Class D (1)	Class I
January 31, 2023	—	—	$24.70
February 28, 2023	—	—	$24.70
March 31, 2023	—	—	$24.65
April 30, 2023	—	—	$24.68
May 31, 2023	—	—	$24.66
June 30. 2023	—	—	$24.63
July 31, 2023	—	—	$24.60
August 31, 2023	—	—	$24.56
September 30, 2023	—	—	$24.61
October 31, 2023	$24.58	$24.59	$24.60
November 30, 2023	$24.59	$24.60	$24.60
December 31, 2023	$24.69	$24.73	$24.73
_______________
(1)Class S and Class D shares were first issued and sold in October 2023.

Distributions

The following table summarizes the Fund’s dividends declared from inception through December 31, 2023:

			Class S
Declaration Date	Record Date	Payment Date	Distribution per Share (1)	Distribution Amount
October 27, 2023	October 31, 2023	November 28, 2023	$0.233	$9
November 27, 2023	November 30, 2023	December 28, 2023	$0.233	$17
December 28, 2023	December 31, 2023	January 29, 2024	$0.233	$35

			Class D
Declaration Date	Record Date	Payment Date	Distribution per Share (1)	Distribution Amount
October 27, 2023	October 31, 2023	November 28, 2023	$0.245	$2
November 27, 2023	November 30, 2023	December 28, 2023	$0.245	$11
December 28, 2023	December 31, 2023	January 29, 2024	$0.245	$26
_______________
(1)Class S and Class D dividends are net of distribution and servicing fees.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollar amounts in thousands, except per share data)

			Class I
Declaration Date	Record Date	Payment Date	Distribution per Share		Distribution Amount
September 30, 2022	September 30, 2022	October 28, 2022	$0.870	(1)	$9,170
October 31, 2022	October 31, 2022	November 28, 2022	$0.180		$1,897
November 30, 2022	November 30, 2022	December 28, 2022	$0.190		$2,003
December 31, 2022	December 31, 2022	January 28, 2023	$0.295	(2)	$3,109
January 31, 2023	January 31, 2023	February 28, 2023	$0.200		$2,108
February 28, 2023	February 28, 2023	March 28, 2023	$0.200		$2,108
March 31, 2023	March 31, 2023	April 28, 2023	$0.230		$2,424
April 28, 2023	April 30, 2023	May 26, 2023	$0.240		$2,530
May 25, 2023	May 31, 2023	June 28, 2023	$0.240		$2,530
June 28, 2023	June 30, 2023	July 28, 2023	$0.240		$2,605
July 28, 2023	July 31, 2023	August 28, 2023	$0.270	(3)	$3,081
August 23, 2023	August 31, 2023	September 28, 2023	$0.270	(3)	$3,133
September 29, 2023	September 30, 2023	October 27, 2023	$0.250		$3,070
October 27, 2023	October 31, 2023	November 28, 2023	$0.250		$3,244
November 27, 2023	November 30, 2023	December 28, 2023	$0.250		$3,435
December 28, 2023	December 31, 2023	January 29, 2024	$0.250		$3,523
_______________
(1)Represents monthly dividend of $0.14 per share for each of April 2022, May 2022 and June 2022, and monthly dividend of $0.15 per share for each of July 2022, August 2022 and September 2022.
(2)Comprised of $0.19 regular dividend and $0.105 supplemental dividend attributable to accrued net investment income.
(3)Comprised of $0.25 regular dividend and $0.020 special dividend attributable to accrued net investment income.
Distribution Reinvestment Plan
The Fund has adopted a distribution reinvestment plan, pursuant to which it will reinvest all cash dividends declared by the Board on behalf of its shareholders who do not elect to receive their dividends in cash, except for shareholders in certain states. As a result, if the Board authorizes, and we declare, a cash dividend or other distribution, then our shareholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional Common Shares, rather than receiving the cash dividend or other distribution. Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.
Character of Distributions
The Fund may fund its cash distributions to shareholders from any source of funds available to the Fund, including but not limited to offering proceeds, net investment income from operations, capital gain proceeds from the sale of assets, borrowings, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense support from the Adviser, which is subject to recoupment.
Through December 31, 2023, a portion of the Fund’s distributions resulted from expense support from the Adviser, and future distributions may result from expense support from the Adviser, each of which is subject to repayment by the Fund within three years from the date of payment. The purpose of this arrangement avoids distributions being characterized as a return of capital for U.S. federal income tax purposes. Shareholders should understand that any such distribution is not based solely on the Fund’s investment performance, and can only be sustained if the Company achieves positive investment performance in future periods and/or the Adviser continues to provide expense support. Shareholders should also understand that the Fund’s future repayments of expense support will reduce the distributions that they would otherwise receive. There can be no assurance that the Fund will achieve the performance necessary to sustain these distributions, or be able to pay distributions at all.
Sources of distributions, other than net investment income and realized gains on a U.S. GAAP basis, include required adjustments to U.S. GAAP net investment income in the current period to determine taxable income available for distributions. The following table reflects the source of cash distributions on a U.S. GAAP basis that the Fund has declared on its common shares for the year ended December 31, 2023:

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollar amounts in thousands, except per share data)

	Class S (1)		Class D (1)		Class I
Sources of Distribution	Per Share	Amount	Per Share	Amount	Per Share	Amount
Net investment income	$0.699	$61	$0.735	$39	$2.890	$33,789
Net realized gains	$—	$—	$—	$—	$—	$—
Total	$0.699	$61	$0.735	$39	$2.890	$33,789
_______________
(1)Class S and Class D shares were first issued and sold in October 2023.

The following table reflects the source of cash distributions on a U.S. GAAP basis that the Fund has declared on its common shares for the period from February 8, 2022 (inception) through December 31, 2022:

	Class S (1)		Class D (1)		Class I
Sources of Distribution	Per Share	Amount	Per Share	Amount	Per Share	Amount
Net investment income	$—	$—	$—	$—	$1.535	$16,179
Net realized gains	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$1.535	$16,179
_______________
(1)Class S and Class D shares were first issued and sold in October 2023.

Share Repurchase Program
Beginning with the fiscal quarter ended September 30, 2023, the Fund commenced a share repurchase program in which it intends to repurchase in each quarter, at the discretion of the Board, up to 5% of its Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. The Board, in its sole discretion, may amend, suspend or terminate the share repurchase program if it deems such action to be in the best interest of the Fund’s shareholders. As a result, share repurchases may not be available each quarter, such as when a repurchase offer would place an undue burden on our liquidity, adversely affect the Fund’s operations or risk having an adverse impact on the Fund that would outweigh the benefit of the repurchase offer. Following any such suspension, the Board will consider on at least a quarterly basis whether the continued suspension of the Share Repurchase Program is in the best interest of the Fund and shareholders, and will reinstate the Share Repurchase Program when and if appropriate and subject to its fiduciary duty to the Fund and shareholders. However, our Board is not required to authorize the recommencement of our Share Repurchase Program within any specified period of time. The Fund intends to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Securities Exchange Act of 1934, as amended, and the 1940 Act. All Common Shares purchased by the Fund pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued Common Shares.
Under the share repurchase program, to the extent the Fund offers to repurchase Common Shares in any particular quarter, the Fund expects to repurchase Common Shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that Common Shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.Common Shares. The repurchase of the Adviser’s shares, if any, will be on the same terms and subject to the same limitations as other shareholders under the Share Repurchase Program.
Payment for repurchased shares may require us to liquidate portfolio holdings earlier than our Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase our investment-related expenses as a result of higher portfolio turnover rates. Our Adviser intends to take measures, subject to policies as may be established by our Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares. Class I shares owned by TIAA will be subject to the following restrictions. TIAA may submit its Class I shares for repurchase beginning on March 31, 2027. Beginning March 31, 2027, the total amount of TIAA shares eligible for repurchase will be limited to no more than 1.67% of our aggregate NAV per calendar quarter; provided that, if in any quarter the total amount of aggregate repurchase requests of all classes of Common Shares does not exceed the Share Repurchase Plan limit of 5% of the aggregate NAV per calendar quarter, these redemption limits on the TIAA shares will not apply for that quarter, and TIAA will be entitled to submit its shares for repurchase up to the overall Share Repurchase Plan limits.
For the year ended December 31, 2023, no Common Shares were repurchased.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollar amounts in thousands, except per share data)
9. CONSOLIDATED FINANCIAL HIGHLIGHTS
The following is a schedule of financial highlights for the year ended December 31, 2023:

	For the Year Ended December 31, 2023
	Class S (7)	Class D (7)	Class I
Per share data:
Net asset value at beginning of period	$—	$—	$24.70
Net investment income (loss)	0.73	0.76	2.97
Net realized gains (losses) (1)	—	—	0.07
Net change in unrealized appreciation (depreciation) (1)	0.17	0.22	(0.06)
Net increase (decrease) in net assets resulting from operations	0.90	0.98	2.98
Stockholder distributions from income (2)	(0.70)	(0.74)	(2.89)
Issuance of common shares	24.61	24.61	—
Other (3)	(0.12)	(0.12)	(0.06)
Net asset value at end of period	$24.69	$24.73	$24.73

Supplemental Data:
Net assets at end of period	$3,699	$2,652	$348,480
Shares outstanding at end of period (1)	149,838	107,266	14,091,386
Total return	3.21%	3.53%	12.52%

Ratio to average net assets:
Ratio of net expenses to average net assets before expense support and waived fees (4)(5)	8.30%	6.55%	6.34%
Ratio of net expenses to average net assets after expense support and waived fees (4)(5)	5.58%	3.96%	4.56%
Ratio of net investment income (loss) to average net assets (4)	13.82%	12.18%	12.02%
Portfolio turnover rate (6)	11.44%	11.44%	11.44%
Asset coverage ratio	314.08%	314.08%	314.08%
_______________
(1)The per share data was derived by using the weighted average shares outstanding during the period.
(2)The per share data for distributions reflects the actual amount of distributions declared during the period.
(3)Includes the impact of different share amounts used in calculating per share data as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of a period end or transaction date.
(4)Ratios are annualized except for management fees and incentive fees which were calculated from the Escrow Break Date, which were fully waived for the year ended December 31, 2023 (Refer to Note 5). Average net assets is calculated utilizing quarterly net assets. Ratio of net investment income (loss) to average net assets includes the effect of expense support and waived management fee and incentive fee.
(5)The ratio of interest and debt financing expenses to average net assets for the year ending December 31, 2023 was 3.96%, 3.21% and 3.73% for Class S, Class D, and Class I, respectively, Average net assets is calculated utilizing quarterly net assets.
(6)Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value for the periods reported.
(7)Class S and Class D shares were first issued and sold in October 2023.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollar amounts in thousands, except per share data)
The following is a schedule of financial highlights for the period February 8, 2022 (inception) through December 31, 2022:

Class I
Per share data:
Net asset value at beginning of period	$—
Net investment income (loss)	1.60
Net realized gains (losses) (1)	(0.02)
Net change in unrealized appreciation (depreciation) (1)	(0.34)
Net increase (decrease) in net assets resulting from operations	1.24
Stockholder distributions from income (2)	(1.54)
Issuance of common shares	25.00
Other (3)	—
Net asset value at end of period	$24.70

Supplemental Data:
Net assets at end of period	$260,301
Shares outstanding at end of period (1)	10,540,040
Total return	4.91%

Ratio to average net assets:
Ratio of net expenses to average net assets before expense support and waived fees (4)(5)	2.41%
Ratio of net investment income (loss) to average net assets (4)	7.13%
Portfolio turnover rate (6)	12.11%
Asset coverage ratio	267.94%

_______________
*For the period February 8, 2022 (inception) through December 31, 2022
(1)The per share data was derived by using the weighted average shares outstanding during the period.
(2)The per share data for distributions reflects the actual amount of distributions declared during the period.
(3)Includes the impact of different share amounts used in calculating per share data as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of a period end or transaction date.
(4)Ratios are annualized except for expense support amounts relating to organizational costs and interest expense on the Note. The ratio of total expenses to average net assets was 3.02% for the period February 8, 2022 (inception) through December 31, 2022 on an annualized basis, excluding the effect of expense support which represented (0.61)% of average net assets. Average net assets is calculated utilizing quarterly net assets.
(5)The ratio of interest and debt financing expenses to average net assets for the period February 8, 2022 (inception) through December 31, 2022 was 1.82%, Average net assets is calculated utilizing quarterly net assets.
(6)Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value for the periods reported.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollar amounts in thousands, except per share data)
10. INCOME TAX
The Fund intends to elect to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code for the fiscal year ending December 31, 2023. As a result, the Fund generally must timely distribute substantially all of its net taxable income each tax year as dividends to its shareholders. Accordingly, no provision for U.S. federal income tax has been made in the consolidated financial statements.
The Fund will file income tax returns in U.S. federal and applicable state and local jurisdictions. The Fund’s U.S. federal income tax return is generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Funds’s tax positions taken for the open tax year and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.
Taxable income generally differs from net increase (decrease) in net assets resulting from operations for financial reporting purposes due to the timing of temporary and permanent differences in the recognition of gains and losses on investment transactions. Temporary differences do not require reclassification. As of December 31, 2023, permanent differences that resulted in reclassifications among the components of net assets resulting from operations relate primarily to paydowns, amendment fees and non-deductible excise tax. Temporary and permanent differences have no impact on the Fund’s net assets.
As of December 31, 2023 and December 31, 2022, the Fund’s cost of investments for U.S. federal income tax purposes and gross unrealized appreciation and depreciation on investments were as follows:

	December 31, 2023	December 31, 2022
Tax cost of investments	$516,168	$352,998
Gross unrealized appreciation on investments	3,128	1,389
Gross unrealized depreciation on investments	(7,260)	(4,869)
Net unrealized appreciation (depreciation) on investments	$(4,132)	$(3,480)

As of December 31, 2023 and December 31, 2022, the components of Accumulated Earnings (Losses) on a tax basis were as follows:

	December 31, 2023	December 31, 2022
Undistributed Ordinary Income - Net	$884	$370
Undistributed Long-Term Income - Net	634	—
Total Undistributed Earnings	$1,518	370
Capital loss carryforward	$—	(88)
Unrealized Earnings (Losses) - Net	(4,194)	(3,480)
Other book-to-tax differences	123	—
Total Accumulated Earnings (Losses) - Net	$(2,553)	$(3,198)

Capital losses in excess of capital gains earned in a tax year generally may be carried forward and used to offset capital gains, subject to certain limitations. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred after September 30, 2011 will not be subject to expiration. As of December 31, 2023, the Fund had $0 capital loss carryforward available for use in future tax years.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollar amounts in thousands, except per share data)
For income tax purposes, dividends paid and distributions made to the Fund's shareholders are reported by the Fund to the shareholders as ordinary income, capital gains, or a combination thereof. The tax character of the distributions paid for the year ended December 31, 2023 and December 31, 2022 was as follows:

	December 31, 2023	December 31, 2022
Distributions paid from:
Ordinary income	$33,890	$16,179
Net long-term capital gains	—	—
Total taxable distributions	$33,890	$16,179
The Fund is subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Fund distributes, in a timely manner as required by the Code, an amount at least equal to the sum of (1) 98% of its respective net ordinary income earned for the calendar year and (2) 98.2% of its respective capital gain net income for the one-year period ending October 31 in the calendar year. For the year ended December 31, 2023 and for the period from February 8, 2022 (inception) through December 31, 2022, the Fund incurred $31 and $2, respectively, in excise tax expense.
The Fund’s wholly owned subsidiary, Equity Holdings, is subject to U.S. federal and state corporate-level income taxes. As a result the Fund recorded a net deferred tax liability related to US GAAP to tax outside basis differences in Equity Holdings’ investments in certain partnership interests of $61 as of December 31, 2023, which are included in accounts payable and accrued expenses in the accompanying consolidated statements of assets and liabilities. For the year ended December 31, 2023, the Fund recorded a net tax provision of $61. For the period from February 8, 2022 (inception) through December 31, 2022, the Fund did not record net tax benefit (provision).
The Fund accounts for income taxes in conformity with ASC Topic 740, Income Taxes ("ASC 740"). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Based on its analysis of its tax position for all open tax years (the current and prior years, as applicable), the Fund has concluded that it does not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollar amounts in thousands, except per share data)
11. SUBSEQUENT EVENTS
The Fund’s management evaluated subsequent events through the date of issuance of the consolidated financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the consolidated financial statements as of December 31, 2023, except as discussed below.
Distributions
On January 26, 2024, the Fund declared regular distributions for each class of its common shares of beneficial interest in the amounts per share set forth below. The distributions for each class of common shares are payable on February 28, 2024 to shareholders of record as of January 31, 2024.

	Gross Distribution	Shareholder Servicing Fee	Net Distribution
Class I Common Shares	$0.250	$—	$0.250
Class S Common Shares	$0.250	$0.017	$0.233
Class D Common Shares	$0.250	$0.005	$0.245
On February 28, 2024, the Fund declared regular distributions for each class of its common shares of beneficial interest in the amounts per share set forth below. The distributions for each class of common shares are payable on March 28, 2024 to shareholders of record as of February 29, 2024.

	Gross Distribution	Shareholder Servicing Fee	Net Distribution
Class I Common Shares	$0.250	$—	$0.250
Class S Common Shares	$0.250	$0.017	$0.233
Class D Common Shares	$0.250	$0.005	$0.245
Since inception through the date of issuance of the consolidated financial statements, the Fund has accepted approximately $384.2 million net proceeds relating to the issuance of Class I shares, Class S shares, and Class D shares.
Chief Compliance Officer Appointment
On February 20, 2024, John D. McCally submitted his resignation as Chief Compliance Officer of the Fund to the Board, effective as of March 1, 2024. Mr. McCally will continue to serve as Vice President and Secretary of the Fund. In connection with the foregoing, on February 20, 2024, the Board appointed Charmagne Kukulka as the Chief Compliance Officer of the Fund, effective as of March 1, 2024.
Charmagne Kukulka, 34, has been a Principal and Deputy Chief Compliance Officer at Churchill since May 2023. Ms. Kukulka is responsible to managing Churchill’s compliance program and provides compliance support in connection with regulatory matters affecting the business. Prior to joining Churchill, Ms. Kukulka was the Chief Compliance Officer at 13D Management LLC, specializing in investment adviser and investment company act rules and regulations from January 2022 to May 2023. She began her compliance career at Blackstone Inc., where she held various roles within the legal and compliance teams administering the compliance program for Blackstone’s registered funds platform from August 2013 to January 2022. Ms. Kukulka received her B.A. in Business and Corporate Communications from Arizona State University’s W.P. Carey School of Business.
There are no family relationships between Ms. Kukulka and any of the Fund’s directors or executive officers, and she is not a party to any transaction that is required to be reported pursuant to Item 404(a) of Regulation S-K.

APPENDIX A: FORM OF SUBSCRIPTION AGREEMENT
NOT FOR EXECUTION
Subscription Agreement for Shares of
Nuveen Churchill Private Capital Income Fund

1.	Your Investment
A.    Investment Information
Investment Amount $
B.    Investment Method
☐    By mail:   Please make checks payable to NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND / UMB Bank, N.A. - ESCROW ACCOUNT and attach to this agreement.*
☐    By wire:   Please wire funds according to the instructions below.
Name: NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND / UMB BANK, N.A. - ESCROW ACCOUNT
Bank Name: UMB Bank, N.A.
ABA: [ ]
DDA: [ ]
☐    Broker / Financial advisor will make payment on your behalf
*  Cash, cashier’s checks/official bank checks, temporary checks, foreign checks, money orders, third party checks, or travelers’ checks are not accepted.
C.    Share Class Selection
☐     Class S Share                                      ☐     Class D Share **                      ☐     Class I Share **
(Minimum investment is $2,500) (Minimum investment is $2,500) (Minimum investment is $1,000,000, unless waived)
** Available for certain fee-based wrap accounts and other eligible investors as disclosed in the prospectus, as amended and supplemented.

2.	Ownership Type (Select only one)

A. Taxable Accounts
Brokerage Account Number
☐    Individual or Joint Tenant With Rights of Survivorship
☐    Transfer on Death (Optional Designation.
Not Available for Louisiana Residents. See Section 3C.)
☐    Tenants in Common
☐    Community Property
☐    Uniform Gift/Transfer to Minors
State of
Date of Birth
☐    Trust (Include Certification of Investment Powers Form or 1st and Last page of Trust Documents)
☐    C Corporation
☐    S Corporation
☐    Profit-Sharing Plan
☐    Non-Profit Organization
☐    Limited Liability Corporation
☐    Corporation / Partnership / Other (Corporate Resolution or Partnership Agreement Required)

B. Non-Taxable Accounts
Custodian Account Number
☐    IRA (Custodian Signature Required)
☐    Roth IRA (Custodian Signature Required)
☐    SEP IRA (Custodian Signature Required)
☐    Rollover IRA (Custodian Signature Required)
☐    Beneficial IRA
☐    Pension Plan (Include Certification of Investment Powers Form)
☐    Other

C. Custodian Information (To Be Completed By Custodian) Custodian Name Custodian Tax ID # Custodian Phone #
Custodian Stamp Here
D.     Entity Name – Retirement Plan / Trust / Corporation / Partnership / Other
Trustee(s) and/or authorized signatory(s) information MUST be provided in Sections 3A and 3B

Entity Name	Tax ID Number	Date of Formation	Exemptions
(See Form W-9 instructions at www.irs.gov)

Entity Address (Legal Address. Required)
Entity Type (Select one. Required)

☐ Retirement Plan ☐ Trust ☐ S-Corp	☐ C-Corp ☐ LLC ☐ Partnership	Exempt payee code (if any)
☐ Other	Jurisdiction (if Non-U.S.)
(Attach a completed applicable Form W-8)
Exemption from FATCA reporting code (if any):

3.	Investor Information
A. Investor Name (Investor / Trustee / Executor / Authorized Signatory Information)
Residential street address MUST be provided. See Section 4 if mailing address is different than residential street address

First Name (MI)	Last Name		Gender

Social Security Number / Tax ID	Date of Birth (MM/DD/YYYY)	Daytime Phone Number

Residential Street Address	City	State	Zip Code

Email Address

If you are a non-U.S. citizen, please specify your country of citizenship (required):
☐ Resident Alien        ☐ Non-Resident Alien (Attach a completed Form W-8BEN, Rev. J)

Country of Citizenship
Please specify if you are a Churchill Asset Management LLC (“Churchill”), Nuveen, LLC (“Nuveen”), Teachers Insurance and Annuity Association of America (“TIAA”) employee/officer/director/affiliate (required):
☐ Employee of Churchill, Nuveen, or TIAA
☐ Officer or Director of Churchill, Nuveen, or TIAA
☐ Immediate Family Member of Officer or Director of Churchill, Nuveen, or TIAA
☐ Affiliate of Churchill, Nuveen, or TIAA
☐ Not Applicable

B. Co-Investor Name (Co-Investor / Co-Trustee / Co-Authorized Signatory Information, if applicable)

First Name (MI)	Last Name		Gender

Social Security Number / Tax ID	Date of Birth (MM/DD/YYYY)	Daytime Phone Number

Residential Street Address	City	State	Zip Code

Email Address

If you are a non-U.S. citizen, please specify your country of citizenship (required):
☐ Resident Alien        ☐ Non-Resident Alien (Attach a completed Form W-8BEN, Rev. J)

Country of Citizenship
Please specify if you are a Churchill, Nuveen or TIAA employee/officer/director/affiliate (required):
☐ Employee of Churchill, Nuveen, or TIAA
☐ Officer or Director of Churchill, Nuveen, or TIAA
☐ Immediate Family Member of Officer or Director of Churchill, Nuveen, or TIAA
☐ Affiliate of Churchill, Nuveen, or TIAA
☐ Not Applicable
C.     Transfer on Death Beneficiary Information (Individual or Joint Account with rights of survivorship only. Not available for Louisiana residents. Beneficiary date of birth required. Whole percentages only; must equal 100%.)

First Name	(MI)	Last Name	SSN	Date of Birth	☐	Primary
				(MM/DD/YYYY)	☐	Secondary %
First Name	(MI)	Last Name	SSN	Date of Birth	☐	Primary
				(MM/DD/YYYY)	☐	Secondary %
First Name	(MI)	Last Name	SSN	Date of Birth	☐	Primary
				(MM/DD/YYYY)	☐	Secondary %
First Name	(MI)	Last Name	SSN	Date of Birth	☐	Primary
				(MM/DD/YYYY)	☐	Secondary %
Custodian/Guardian for a minor Beneficiary (required, cannot be same as Investor or Co-Investor):
D. ERISA Plan Asset Regulations
All investors are required to complete Appendix B attached hereto.

4.	Contact Information (If different than provided in Section 3A)

Mailing Address	City	State	Zip Code

5.	Select How You Want to Receive Your Distributions (Please Read Entire Section and Select only one)
You are automatically enrolled in our Distribution Reinvestment Plan, unless you are a resident of ALABAMA, ARKANSAS, IDAHO, KANSAS, KENTUCKY, MAINE, MARYLAND, MASSACHUSETTS, NEBRASKA, NEW JERSEY, NORTH CAROLINA, OHIO, OREGON, VERMONT OR WASHINGTON.
☐    If you ARE NOT a resident of the states listed above, you ARE automatically enrolled in the Distribution Reinvestment Plan. Please initial here if you do not wish to be enrolled in the Distribution Reinvestment Plan and complete the Cash Distribution Information section below.

ONLY complete the following information if you do not wish to enroll in the Distribution Reinvestment Plan. For custodial held accounts, if you elect cash distributions the funds must be sent to the custodian.
A. ☐ Check mailed to street address in 3A (only available for non-custodial investors).
B. ☐ Check mailed to secondary address in 3B (only available for non-custodial investors).
C. ☐ Direct Deposit by ACH (only available for non-custodial investors). PLEASE ATTACH A PRE-VOIDED CHECK
D. ☐ Check mailed to Third party Financial Institution (complete section below)
☐    If you ARE a resident of Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Vermont or Washington, you ARE NOT automatically enrolled in the Distribution Reinvestment Plan. Please initial here if you wish to enroll in the Distribution Reinvestment Plan. You will automatically receive cash distributions unless you elect to enroll in the Distribution Reinvestment Plan.
I authorize Nuveen Churchill Private Capital Income Fund or its agent to deposit my distribution into my checking or savings account. This authority will remain in force until I notify Nuveen Churchill Private Capital Income Fund in writing to cancel it. In the event that Nuveen Churchill Private Capital Income Fund deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

Financial Institution Name	Mailing Address / City	State	Zip Code

Your Bank’s ABA Routing Number	Your Bank Account Number

6.	Broker / Financial Advisor Information (Required Information. All fields must be completed.)
The Financial Advisor must sign below to complete the order. The Financial Advisor hereby warrants that he/she is duly licensed and may lawfully sell shares in the state designated as the investor’s legal residence.

Broker		Financial Advisor Name
Advisor Mailing Address
City	State		Zip Code
Financial Advisor Number	Branch Number		Telephone #
E-mail Address		Fax Number
Operations Contact Name		Operations Contact Email Address
Please note that unless previously agreed to in writing by Nuveen Churchill Private Capital Income Fund, all sales of securities must be made through a Broker, including when an RIA has introduced the sale. In all cases, Section 6 must be completed.
The undersigned confirm(s), which confirmation is made on behalf of the Broker with respect to sales of securities made through a Broker, that they (i) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (ii) have discussed such investor’s prospective purchase of shares with such investor; (iii) have advised such investor of all pertinent facts with regard to the lack of liquidity and marketability of the shares; (iv) have delivered or made available a current prospectus and related supplements, if any, to such investor; (v) have reasonable grounds to believe that the investor is purchasing these shares for his or her own account; (vi) have reasonable grounds to believe that the purchase of shares is a suitable investment for such investor, that such investor meets the suitability standards applicable to such investor set forth in the prospectus and related supplements, if any, and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto; and (vii) have advised such investor that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the prospectus. The undersigned Broker, Financial Advisor or Financial Representative listed in Section 6 further represents and certifies that, in connection with this subscription for shares, he/she has complied with and has followed all applicable policies and procedures of his or her firm relating to, and performed functions required by, federal and state securities laws, rules promulgated under the Securities Exchange Act of 1934, as amended, including, but not limited to Rule 151-1 (“Regulation Best Interest”) and FINRA rules and regulations including, but not limited to Know Your Customer, Suitability and PATRIOT Act (Anti Money Laundering, Customer Identification) as required by its relationship with the investor(s) identified on this document.
THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.
If you do not have another broker-dealer or other financial intermediary introducing you to Nuveen Churchill Private Capital Income Fund, then Nuveen Securities, LLC, the intermediary manager for this offering (“Nuveen Securities”), may be deemed to act as your broker of record in connection with any investment in Nuveen Churchill Private Capital Income Fund. Nuveen Securities is not a full-service broker-dealer and may not provide the kinds of financial services that you might expect from another financial intermediary, such as holding securities in an account. If Nuveen Securities is your broker-dealer of record, then your shares will be held in your name on the books of Nuveen Churchill Private Capital Income Fund. Nuveen Securities will not monitor your investments, and has not and will not make any recommendation regarding your investments. If you want to receive financial advice regarding a prospective investment in the shares, contact your broker-dealer or other financial intermediary.

X			X
	Financial Advisor Signature	Date		Branch Manager Signature (If required by Broker)	Date

7.	Electronic Delivery Form (Optional)
Instead of receiving paper copies of the prospectus, prospectus supplements, annual reports, proxy statements, and other stockholder communications and reports, you may elect to receive electronic delivery of stockholder communications from Nuveen Churchill Private Capital Income Fund. If you would like to consent to electronic delivery, including pursuant to email, please check the box below for this election.
We encourage you to reduce printing and mailing costs and to conserve natural resources by electing to receive electronic delivery of stockholder communications and statement notifications. By consenting below to electronically receive stockholder communications, including your account-specific information, you authorize said offering(s) to either (i) email stockholder communications to you directly or (ii) make them available on our website and notify you by email when and where such documents are available.
You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or we, in our sole discretion, elect to send paper copies of the materials.
By consenting to electronic access, you will be responsible for certain costs, such as your customary internet service provider charges, and may be required to download software in connection with access to these materials. You understand this electronic delivery program may be changed or discontinued and that the terms of this agreement may be amended at any time. You understand that there are possible risks associated with electronic delivery such as emails not transmitting, links failing to function properly and system failure of online service providers, and that there is no warranty or guarantee given concerning the transmissions of email, the availability of the website, or information on it, other than as required by law.

I consent to electronic delivery.
Initials
E-mail Address
If blank, the email provided in Section 4 or Section 3A will be used.

8.	Subscriber Signatures
Nuveen Churchill Private Capital Income Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, Nuveen Churchill Private Capital Income Fund may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

Please separately initial each of the representations below. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make the representations on your behalf. In order to induce Nuveen Churchill Private Capital Income Fund to accept this subscription, I hereby represent and warrant to you as follows:
8.a. Please Note: All Items in this section 8.a. must be read and initialed

		Primary Investor Initials	Co-Investor Initials
(i)	I have received the prospectus (as amended or supplemented) for Nuveen Churchill Private Capital Income Fund at least five business days prior to the date hereof.
(ii)
I have (A) a minimum net worth (not including home, home furnishings and personal automobiles) of at least $250,000, or (B) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000.

		Initials	Initials
(iii)
In addition to the general suitability requirements described above, I meet the higher suitability requirements, if any, imposed by my state of primary residence as set forth in the prospectus under “SUITABILITY STANDARDS.”

		Initials	Initials
(iv)	If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in such entity meets the general suitability requirements described above.
		Initials	Initials
(v)	I acknowledge that there is no public market for the shares, shares of this offering are not liquid and appropriate only as a long-term investment.
		Initials	Initials
(vi)	I acknowledge that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the prospectus.
		Initials	Initials
(vii)
I am purchasing the shares for my own account, or if I am purchasing shares on behalf of a trust or other entity of which I am a trustee or authorized agent, I have due authority to execute this subscription agreement and do hereby legally bind the trust or other entity of which I am trustee or authorized agent.

		Initials	Initials
(viii)	I acknowledge that Nuveen Churchill Private Capital Income Fund may enter into transactions with affiliates that involve conflicts of interest as described in the prospectus.
		Initials	Initials
(ix)
I acknowledge that subscriptions must be submitted at least five business days prior to first day of each month my investment will be executed as of the first day of the applicable month at the NAV per share as of the day preceding day. I acknowledge that I will not know the NAV per share at which my investment will be executed at the time I subscribe and the NAV per share will generally be made available at www.nuveen.com/pcap as of the last day of each month within 20 business days of the last day of each month.

		Initials	Initials

(x)
I acknowledge that my subscription request will not be accepted any earlier than two business days before the first calendar day of each month. I acknowledge that I am not committed to purchase shares at the time my subscription order is submitted and I may cancel my subscription at any time before the time it has been accepted as described in the previous sentence. I understand that I may withdraw my purchase request by notifying the transfer agent, through my financial intermediary or directly on Nuveen Churchill Private Capital Income Fund’s toll-free, automated telephone line, (833) 688-3368.

		Initials	Initials

8.b. If you live in any of the following states, please complete Appendix A to Nuveen Churchill Private Capital Income Fund Subscription Agreement: Alabama, Idaho, Iowa, Kansas, Kentucky, Maine, Massachusetts, Missouri, Nebraska, New Jersey, New Mexico, Ohio, Oregon, Tennessee, and Vermont
In the case of sales to fiduciary accounts, the minimum standards in Appendix A shall be met by the beneficiary, the fiduciary, account, or, by the donor or grantor, who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.
If you do not have another broker-dealer or other financial intermediary introducing you to Nuveen Churchill Private Capital Income Fund, then Nuveen Securities may be deemed to be acting as your broker-dealer of record in connection with any investment in Nuveen Churchill Private Capital Income Fund. For important information in this respect, see Section 6 above. I declare that the information supplied in this Subscription Agreement is true and correct and may be relied upon by Nuveen Churchill Private Capital Income Fund. I acknowledge that the Broker / Financial Advisor (Broker / Financial Advisor of record) indicated in Section 6 of this Subscription Agreement and its designated clearing agent, if any, will have full access to my account information, including the number of shares I own, tax information (including the Form 1099) and redemption information. Investors may change the Broker / Financial Advisor of record at any time by contacting Nuveen Churchill Private Capital Income Fund Investor Relations at the number indicated below.
SUBSTITUTE IRS FORM W-9 CERTIFICATIONS (required for U.S. investors):
Under penalties of perjury, I certify that:
(1)    The number shown on this Subscription Agreement is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3)    I am a U.S. citizen or other U.S. person (including a resident alien) (defined in IRS Form W-9); and
(4)    The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.
Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

	/ /		/ /
Signature of Investor	Date	Signature of Co-Investor or Custodian (If applicable)	Date
(MUST BE SIGNED BY CUSTODIAN OR TRUSTEE IF PLAN IS ADMINISTERED BY A THIRD PARTY)

9.	Miscellaneous
If investors participating in the Distribution Reinvestment Plan or making subsequent purchases of shares of Nuveen Churchill Private Capital Income Fund experience a material adverse change in their financial condition or can no longer make the representations or warranties set forth in Section 8 above, they are asked to promptly notify Nuveen Churchill Private Capital Income Fund and the Broker in writing. The Broker may notify Nuveen Churchill Private Capital Income Fund if an investor participating in the Distribution Reinvestment Plan can no longer make the representations or warranties set forth in Section 8 above, and Nuveen Churchill Private Capital Income Fund may rely on such notification to terminate such investor’s participation in the Distribution Reinvestment Plan.
No sale of shares may be completed until at least five business days after you receive the final prospectus. To be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price at least five business prior to the first calendar day of the month (unless waived). You will receive a written confirmation of your purchase.
All items on the Subscription Agreement must be completed in order for your subscription to be processed. Subscribers are encouraged to read the prospectus in its entirety for a complete explanation of an investment in the shares of Nuveen Churchill Private Capital Income Fund.
Return the completed Subscription Agreement to:

Regular Mail	Overnight Mail
Nuveen C/O DST Systems, Inc. PO Box 219307 Kansas City, MO 64121-9097	Nuveen C/O DST Systems, Inc. 430 W. 7th Street Suite 219307 Kansas City, MO 64105
Nuveen Churchill Private Capital Income Fund Investor Relations: (833) 688-3368

Appendix A
For purposes of determining whether you satisfy the standards below, your net worth is calculated excluding the value of your home, home furnishings and automobiles, and, unless otherwise indicated, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable investments.
Investors in the following states have the additional suitability standards as set forth below.

	Primary Investor Initials	Co-Investor Initials
If I am an Alabama resident, in addition to the suitability standards set forth above, an investment in Nuveen Churchill Private Capital Income Fund will only be sold to me if I have a liquid net worth of at least 10 times my investment in Nuveen Churchill Private Capital Income Fund and its affiliates.

	Initials	Initials
If I am an Idaho resident, I must (i) have either an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit my total investment in Nuveen Churchill Private Capital Income Fund to no more than 10% of such investor's liquid net worth.

	Initials	Initials
If I am an Iowa resident, I must (i) have either (a) a liquid net worth of $85,000 and an annual gross income of $85,000 or (b) a liquid net worth of $300,000; and (ii) limit their aggregate investment in this offering and in the securities of other non-traded business development companies to 10% of such investor's liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities).

	Initials	Initials

If I am a Kansas resident, I understand that it is recommended by the Office of the Kansas Securities Commissioner that Kansas investors limit their aggregate investment in our securities and other similar investments to not more than 10% of their liquid net worth. Liquid net worth shall be defined as that portion of the purchaser’s total net worth that is comprised of cash, cash equivalents, and readily marketable securities, as determined in conformity with GAAP.

	Initials	Initials

If I am a Kentucky resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth in Nuveen Churchill Private Capital Income Fund and its affiliates.

	Initials	Initials

If I am a Maine resident, I acknowledge that it is recommended by the Maine Office of Securities that my aggregate investment in this offering and other similar direct participation investments not exceed 10% of my liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

	Initials	Initials

If I am a Massachusetts resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth in Nuveen Churchill Private Capital Income Fund, non-traded real estate investment trusts and in other illiquid direct participation programs.

	Initials	Initials

If I am a Missouri resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth in Nuveen Churchill Private Capital Income Fund.
	Initials	Initials
If I am a Nebraska resident, I must have (i) either (a) an annual gross income of at least $70,000 and a net worth of at least $70,000, or (b) a net worth of at least $250,000; and (ii) I must limit my aggregate investment in this offering and the securities of other business development companies to 10% of such investor’s net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended, are not subject to the foregoing investment concentration limit.

	Initials	Initials

If I am a New Jersey resident, I have either (a) a minimum liquid net worth of $100,000 and a minimum annual gross income of $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, my total investment in Nuveen Churchill Private Capital Income Fund, its affiliates and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of my liquid net worth.
New Jersey investors are advised that the Class S shares will be subject to upfront selling commissions and/or dealer manager fees of up to 3.5% on NAV, and with respect to the Class D shares, an amount up to 1.5% cap on NAV. The Class S shares are subject to a distribution and shareholder servicing fee equal to up to 0.85% per annum of the aggregate NAV of the respective outstanding Class S, respectively, and with respect to the Class D shares, an amount equal to up to 0.25% per annum of the aggregate NAV of the outstanding Class D shares. These fees will reduce the amount of the purchase price that is available for investment and will cause the per share purchase price to be greater than the estimated value per share that will be reflected on my account statement (by broker dealers reporting a valuation calculated in accordance with NASD Rule 2340(c)(1)(A) relating to net investment valuation guidelines). These fees may also reduce the amount of distributions that are paid with respect to Class S and D shares.

	Initials	Initials

If I am a New Mexico resident, in addition to the general suitability standards listed above, I may not invest, and I may not accept from an investor more than ten percent (10%) of my liquid net worth in shares of Nuveen Churchill Private Capital Income Fund, its affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

	Initials	Initials

If I am an Ohio resident, it is unsuitable to invest more than 10% of my liquid net worth in the issuer, affiliates of the issuer, and in any other non-traded business development company. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus, total liabilities) comprised of cash, cash equivalents and readily marketable securities.

	Initials	Initials

If I am an Oregon resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth. Liquid net worth is defined as net worth excluding the value of the investor’s home, home furnishings and automobile.

	Initials	Initials

If I am a Tennessee resident, I must have a liquid net worth of at least ten times my investment in Nuveen Churchill Private Capital Income Fund.
	Initials	Initials
If I am a Vermont resident and I am an accredited investor in Vermont, as defined in 17 C.F.R. § 230.501, I may invest freely in this offering. In addition to the suitability standards described above, if I am non-accredited Vermont investors, I may not purchase an amount in this offering that exceeds 10% of my liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.

	Initials	Initials

Appendix B
Instructions: All purchasers please complete this Appendix B in its entirety.
1.    Are you a “benefit plan investor” within the meaning of the Plan Asset Regulations or will you use the assets of a “benefit plan investor” to invest in Nuveen Churchill Private Capital Income Fund?
☐ Yes     ☐ No
2.    If Question (1) above is “yes” please indicate what percentage of the purchaser’s assets invested in Nuveen Churchill Private Capital Income Fund are considered to be the assets of “benefit plan investors” within the meaning of the Plan Asset Regulations:
%
3.    If you are investing the assets of an insurance company general account please indicate what percentage of the insurance company general account’s assets invested in Nuveen Churchill Private Capital Income Fund are the assets of “benefit plan investors” within the meaning of Section 401(c)(1)(A) of the Employee Retirement Income Security Act of 1974, as amended, or the regulations promulgated thereunder?
%
4.    Please indicate if you are “Controlling Person” defined as: (i) a person (including an entity), other than a “benefit plan investor” who has discretionary authority or control with respect to the assets of Nuveen Churchill Private Capital Income Fund, a person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any “affiliate” of such a person. An “affiliate” of a person includes any person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the person. For purposes of this definition, “control,” with respect to a person other than an individual, means the power to exercise a controlling influence over the management or policies of such person.
☐ Yes     ☐ No

Nuveen Churchill Private Capital Income Fund
Maximum Offering of $500,000,000 in Common Shares
PROSPECTUS
You should rely only on the information contained in this prospectus. No dealer, salesperson or other person is authorized to make any representations other than those contained in this prospectus and supplemental literature authorized by Nuveen Churchill Private Capital Income Fund and referred to in this prospectus, and, if given or made, such information and representations must not be relied upon. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.
    February 4, 2025

PART C
Other Information
Item 25. Financial Statements And Exhibits
(1)Financial Statements
The following consolidated financial statements of Nuveen Churchill Private Capital Income Fund are included in Part A of this Registration Statement.
Index to Consolidated Financial Statements

Page
Consolidated Statements of Assets and Liabilities as of September 30, 2024 (Unaudited) and December 31, 2023	F-2
Consolidated Statements of Operations for the Three and Nine Months Ended September 30, 2024 and 2023 (Unaudited)	F-4
Consolidated Statements of Changes in Net Assets for the Three and Nine Months Ended September 30, 2024 and 2023 (Unaudited)	F-6
Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2024 and 2023 (Unaudited)	F-7
Consolidated Schedule of Investments as of September 30, 2024 (Unaudited) and December 31, 2023	F-9
Notes to Consolidated Financial Statements (Unaudited)	F-38
Report of Independent Registered Public Accounting Firm (PCAOB ID 238)	F-72
Consolidated Statements of Assets and Liabilities as of December 31, 2023 and 2022	F-73
Consolidated Statements of Operations for the Year ended December 31, 2023 and for the period from February 8, 2022 (inception) through December 31, 2022	F-74
Consolidated Statements of Changes in Net Assets for the Year ended December 31, 2023 and for the period from February 8, 2022 (inception) through December 31, 2022	F-76
Consolidated Statements of Cash Flows for the Year ended December 31, 2023 and for the period from February 8, 2022 (inception) through December 31, 2022	F-77
Consolidated Schedules of Investments as of December 31, 2023 and 2022	F-78
Notes to Consolidated Financial Statements	F-97
(2)Exhibits

(a)	Sixth Amended and Restated Declaration of Trust of the Registrant (12)
(b)	Third Amended and Restated Bylaws of the Registrant (6)
(d)	Form of Subscription Agreement (included in the Prospectus as Appendix A)
(e)	Distribution Reinvestment Plan (2)
(g)(1)	Investment Advisory Agreement, dated as of May 28, 2024, by and between Nuveen Churchill Private Capital Income Fund and Churchill PCIF Advisor LLC (8)
(g)(2)	Investment Sub-Advisory Agreement, dated as of May 28, 2024, by and between Churchill PCIF Advisor LLC and Churchill Asset Management LLC (8)
(g)(3)	Investment Sub-Advisory Agreement, dated as of May 28, 2024, by and between Churchill PCIF Advisor LLC, Churchill Asset Management LLC, and Nuveen Asset Management, LLC (8)
(g)(4)	Management and Incentive Fee Waiver Agreement, dated May 28, 2024, by and between Nuveen Churchill Private Capital Income Fund and Churchill PCIF Advisor LLC (8)
(g)(5)	Amendment No. 1 to the Management and Incentive Fee Waiver Agreement by and between Nuveen Churchill Private Capital Income Fund and Churchill PCIF Advisor LLC, dated November 27, 2024 (13)
(h)(1)	Intermediary Manager Agreement by and between Nuveen Churchill Private Capital Income Fund and Nuveen Securities, LLC (1)

(h)(2)	Form of Participating Dealer Agreement (included as Exhibit A to the Intermediary Manager Agreement attached hereto as Exhibit (h)(1))
(h)(3)	Distribution and Shareholder Servicing Plan of the Registrant (2)
(j)	Custody Agreement by and between Nuveen Churchill Private Capital Income Fund and U.S. Bank Trust Company, National Association (2)
(k)(1)	Administration Agreement between Nuveen Churchill Private Capital Income Fund and Nuveen Churchill Administration LLC (2)
(k)(2)	Amendment No. 1 dated as of January 10, 2023, to the Administration Agreement between Nuveen Churchill Private Capital Income Fund and Nuveen Churchill Administration LLC (4)
(k)(3)	Amendment No. 2 dated as of October 31, 2024, to the Administration Agreement between Nuveen Churchill Private Capital Income Fund and Churchill BDC Administration LLC (12)
(k)(4)	Form of Escrow Agreement by and among Nuveen Churchill Private Capital Income Fund, Nuveen Securities, LLC, and UMB Bank, N.A. (1)
(k)(5)	Services Agreement between Nuveen Churchill Private Capital Income Fund and DST Systems, Inc.(2)
(k)(6)	Multi-Class Plan (2)
(k)(7)	Expense Support and Conditional Reimbursement Agreement by and between Nuveen Churchill Private Capital Income Fund and Churchill Asset Management LLC (2)
(k)(8)
Credit Agreement, dated April 19, 2022, among NCPIF SPV I LLC, as borrower, the lenders party thereto, Bank of America, N.A., as administrative agent, Nuveen Churchill Private Capital Income Fund, as servicer, U.S. Bank Trust Company, National Association, as collateral administrator, U.S. Bank National Association, as a collateral custodian, and Bank of America, N.A., as sole lead arranger and sole book manager (2)

(k)(9)
Amendment No. 1 to the Credit Agreement, dated as of October 4, 2022, by and among NCPIF SPV I LLC, as the borrower, the lenders party thereto, Bank of America, N.A., as administrative agent, Nuveen Churchill Private Capital Income Fund, as servicer, U.S. Bank Trust Company, National Association, as collateral administrator and U.S. Bank National Association, as collateral custodian (3)

(k)(10)
Amendment No. 3 to the Credit Agreement, dated as of July 16, 2024, by and among Churchill NCPCIF CLO-I LLC, as the borrower, the lenders party thereto, Bank of America, N.A., as administrative agent, and Nuveen Churchill Private Capital Income Fund, as servicer (9)

(k)(11)
Joinder Agreement, dated as of July 16, 2024, to that certain Credit Agreement, dated as of April 19, 2022 (as amended from time to time) among NCPCIF SPV II, LLC and Bank of America, N.A., as administrative agent (9)

(k)(12)	Purchase and Sale Agreement, dated as of July 16, 2024, by and between Nuveen Churchill Private Capital Income Fund, as seller, and NCPCIF SPV II, LLC, as purchaser (9)
(k)(13)	Indenture and Security Agreement, dated as of July 16, 2024, by and between Churchill NCPCIF CLO-I LLC, as issuer, and Nuveen Churchill Private Capital Income Fund, as collateral manager (9)
(k)(14)
Class A-L Loan Agreement, dated July 16, 2024, by and among Churchill NCPCIF CLO-I LLC, as borrower, U.S. Bank Trust Company, National Association, as loan agent and as trustee under the Indenture and Security Agreement, and each of the Class A-L lenders party thereto (9)

(k)(15)	Collateral Management Agreement, dated as of July 16, 2024, by and between Churchill NCPCIF CLO-I LLC, as issuer, and Nuveen Churchill Private Capital Income Fund, as collateral manager (9)
(k)(16)
Amendment No. 4 to the Credit Agreement, dated as of September 19, 2024, by and among NCPCIF SPV II, LLC, as borrower, the lenders party thereto, Bank of America, N.A., as administrative agent, and Nuveen Churchill Private Capital Income Fund, as servicer (10)

(k)(17)	Purchase and Sale Agreement, dated October 23, 2024, by and between Nuveen Churchill Private Credit Fund, as seller, and Nuveen Churchill Private Capital Income Fund, as buyer (11)
(l)	Opinion of Richards, Layton & Finger, P.A. *
(n)(1)	Consent of Independent Registered Public Accounting Firm *
(n)(2)	Report of Independent Registered Public Accounting Firm regarding the senior securities table contained herein *

(r)(1)	Independent Director Code of Ethics of Nuveen Churchill Private Capital Income Fund (7)
(r)(2)	Code of Ethics of Nuveen, LLC *
(s)	Calculation of Filing Fee Table *
(t)	Power of Attorney *

101.INS	Inline XBRL Instance Document *
101.SCH	Inline XBRL Taxonomy Extension Schema Document *
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document *
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document *
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document *
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document *
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)
__________________
*Filed herewith
(1)    Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-262771) filed on July 8, 2022.
(2)    Incorporated by reference to the Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-262771) filed on September 6, 2022.
(3)    Incorporated by reference to the Registrant’s Current Report on Form 8-K filed on October 6, 2022.
(4)    Incorporated by reference to the Registrant’s Current Report on Form 8-K filed on January 13, 2023.
(5)    Incorporated by reference to the Registrant’s Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-262771) filed on January 13, 2023.
(6)    Incorporated by reference to the Registrant’s Current Report on Form 8-K on May 1, 2023.
(7) Incorporated by reference to the Registrant’s Annual Report on Form 10-K filed on February 29, 2024.
(8) Incorporated by reference to the Registrant’s Current Report on Form 8-K filed on June 3, 2024.
(9) Incorporated by reference to the Registrant’s Current Report on Form 8-K filed on July 19, 2024.
(10) Incorporated by reference to the Registrant’s Current Report on Form 8-K filed on September 25, 2024.
(11) Incorporated by reference to the Registrant’s Current Report on Form 8-K filed on October 29, 2024.
(12) Incorporated by reference to the Registrant’s Current Report on Form 8-K filed on November 5, 2024.
(13) Incorporated by reference to the Registrant’s Current Report on Form 8-K filed on December 2, 2024.

Item 26. Marketing Arrangements
The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.
Item 27. Other Expenses Of Issuance And Distribution

SEC registration fee	$76,550
FINRA filing fee	75,500	(1)
Legal	1,300,000	(1)
Printing	620,000	(1)
Accounting	1,000,000	(1)
Blue Sky Expenses	100,000	(1)
Advertising and sales literature	1,000,000	(1)
Due Diligence	3,750,000	(1)
Miscellaneous fees and expenses	8,195,000	(1)
Total	$16,117,550

__________________
(1) The amounts set forth above, with the exception of the SEC registration fee, are in each case estimated. All expenses set forth above will be borne by the Registrant.
Item 28. Persons Controlled By Or Under Common Control
The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

Churchill NCPCIF CLO-I LLC (f/k/a NCPIF SPV I LLC) (Delaware)	100%
NCPIF Equity Holdings LLC (Delaware)	100%
NCPCIF SPV II, LLC (Delaware)	100%
NCPCIF SPV III, LLC (Delaware)	100%
NCPCIF SPV IV, LLC (Delaware)	100%
See “Control Persons and Principal Shareholders” in the Prospectus contained herein.
Item 29. Number Of Holders Of Securities
The following table sets forth the number of record holders of the Registrant’s common shares at January 31, 2025:

Title of Class	Number of Record Holders
Class S shares of beneficial interest, $0.01 par value	238
Class D shares of beneficial interest, $0.01 par value	227
Class I shares of beneficial interest, $0.01 par value	1,776
Item 30. Indemnification
The information contained under the heading “Description of our Common Shares.” “Advisory Agreement and Other Agreements” and “Plan of Distribution—Indemnification” in this Registration Statement is incorporated herein by reference.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
The Registrant obtained and maintains liability insurance for the benefit of its Trustees and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.
Item 31. Business and Other Connections of Adviser
A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser and Churchill, and each managing director, director or executive officer of the Adviser and Churchill, is or has been, during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled

“Management of the Fund.” Additional information regarding the Adviser and Churchill and their officers and managing members is set forth in its respective Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-130163 and SEC File No. 801-81144, respectively), and is incorporated herein by reference.
Item 32. Location of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:
(1)the Registrant;
(2)the transfer agent;
(3)the Custodian;
(4)the Adviser; and
(5)the Administrator.
Item 33. Management Services
Not Applicable.
Item 34. Undertakings
We hereby undertake:
(1)to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement, or (ii) our net asset value increases to an amount greater than our net proceeds as stated in the prospectus:
(2)to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement
(i)to include any prospectus required by Section 10(a)(3) of the Securities Act;
(ii)to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and
(iii)to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
(3)that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment will be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time will be deemed to be the initial bona fide offering thereof;
(4)to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(5)that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on 430B or other than prospectuses filed in reliance on Rule 430A shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;
(6)that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(i)any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;
(ii)free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;
(iii)the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(iv)any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
(7)that, for the purpose of determining any liability under the Securities Act:
(i)the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and
(ii)each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
(8)to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 3rd day of February, 2025.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND

By:	/s/ Kenneth Kencel
Name:	Kenneth Kencel
Title:	Chief Executive Officer, President, Trustee and Chairman

POWER OF ATTORNEY

Each officer and trustee of Nuveen Churchill Private Capital Income Fund whose signature appears below constitutes and appoints Shaul Vichness and John McCally, and each of them to act without the other, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for him or her and in his or her name, place, and stead, in any and all capacities, to sign this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities indicated on the .

Signature	Title

/s/ Kenneth Kencel	Chief Executive Officer, President, Trustee and Chairman
Kenneth Kencel

/s/ Shaul Vichness	Chief Financial Officer and Treasurer
Shaul Vichness

/s/ William Huffman	Trustee
William Huffman

/s/ Michael Perry	Trustee
Michael Perry

/s/ Stephen Potter	Trustee
Stephen Potter

/s/ James Ritchie	Trustee
James Ritchie

C-1

/s/ Dee Dee Sklar	Trustee
Dee Dee Sklar

/s/ Sarah Smith	Trustee
Sarah Smith

C-2